UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2022 - March 31, 2023

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2023

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-ANN-0323x0324

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	31
INVERSE EMERGING MARKETS 2x STRATEGY FUND	40
EMERGING MARKETS BOND STRATEGY FUND	48
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	73
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	79

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”) for the 12-month period ended March 31, 2023 (the “Reporting Period”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse funds involve certain risks, which include increased volatility due to the funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The funds’ use of derivatives, such as futures, options and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ●

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2023

Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund. ● For more information on these and other risks, please read the prospectus.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed, totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%. We continue to expect a recession could begin midway through the year.

For the Reporting Period, the S&P 500® Index* returned -7.73%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.38%. The return of the MSCI Emerging Markets Index* was -10.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.78% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -3.34%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.53% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

S&P Emerging 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and the Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2022 and ending March 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.76%	14.93%	$ 1,000.00	$ 1,149.30	$ 9.43
C-Class	2.63%	14.43%	1,000.00	1,144.30	14.06
P-Class	1.76%	14.94%	1,000.00	1,149.40	9.43
Institutional Class	1.49%	15.08%	1,000.00	1,150.80	7.99
Emerging Markets 2x Strategy Fund
A-Class	1.84%	30.94%	1,000.00	1,309.40	10.59
C-Class	2.56%	30.46%	1,000.00	1,304.60	14.71
H-Class	1.81%	30.92%	1,000.00	1,309.20	10.42
Inverse Emerging Markets 2x Strategy Fund
A-Class	2.15%	(34.79%)	1,000.00	652.10	8.86
C-Class	2.89%	(34.97%)	1,000.00	650.30	11.89
H-Class	2.17%	(34.69%)	1,000.00	653.10	8.94
Emerging Markets Bond Strategy Fund
A-Class	1.61%	12.13%	1,000.00	1,121.30	8.51
C-Class	2.38%	11.70%	1,000.00	1,117.00	12.56
H-Class	1.61%	12.16%	1,000.00	1,121.60	8.52

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.76%	5.00%	$ 1,000.00	$ 1,016.16	$ 8.85
C-Class	2.63%	5.00%	1,000.00	1,011.82	13.19
P-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Institutional Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Emerging Markets 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.56%	5.00%	1,000.00	1,012.17	12.84
H-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
Inverse Emerging Markets 2x Strategy Fund
A-Class	2.15%	5.00%	1,000.00	1,014.21	10.80
C-Class	2.89%	5.00%	1,000.00	1,010.52	14.49
H-Class	2.17%	5.00%	1,000.00	1,014.11	10.90
Emerging Markets Bond Strategy Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2022 to March 31, 2023.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the Reporting Period, Long Short Equity Fund P-Class returned -0.11%. The Fund outperformed the two benchmarks used by the Fund, the Morningstar Long/Short Equity Category Average, which returned -3.56%, and the S&P 500 Index, which returned -7.73% for the same one-year period.

What factors contributed to or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the broad market reversed its ‘reopening’ excitement and began a steady bear market. Economic ramifications of the Covid pandemic continued–as supply constraints and worker shortages drove inflation steadily higher. Despite rebounding demand and consumers flush with money, many industries and service companies could not keep enough parts or employees, causing shortages and driving wages higher. Exacerbating the underlying inflation was the sudden war in Ukraine and continued rolling China Covid-related shutdowns. Both were human tragedies in their own rights. Both also threw supply chains into more chaos. The Federal Reserve Board (the “Fed”) continued with rate increases to halt inflation running at a pace not seen in 40 years. The rapid and steady rise in rates led to a coordinated drop in stocks and bonds early in the Reporting Period. As the Reporting Period ended, the lagged effects of rising rates began hitting corporate earnings, led to numerous layoff announcements, and set off a crisis among smaller regional banks that did not properly anticipate the balance sheet impact of fast-rising rates. The corporate earnings drag and now-emerging struggle for depositors is tightening credit, and starting to hit the most leveraged and less profitable niches in the economy. While the Fed is getting close to its target rate, the likelihood is rising that rates stay ‘higher for longer’ and drag the economy into a recession.

Large growth names retreated more than the broad benchmarks (for example, the S&P 500) although they ended the year on a substantial rebound to narrow that gap. Small caps also struggled, particularly financials, with the recent select bank failures causing fears of broader contagion.

The Fund’s return was virtually identical to the -0.13% total return of the Fund’s internal risk benchmark (a blend of 30% S&P 500 and 70% cash). The overall market decline contributed about -0.5% of the relative drag based on our net long exposure averaging a bit higher than the benchmark. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.50 for the year.

Overall fundamental style positioning worked in the Fund’s favor by about +3.9% attribution. Value names had a good year vis-à-vis expensive growth. With rising rates, the value of far off and riskier earnings was discounted at higher rates, causing even more pain for expensive growth. A bias towards names considered high profitability also contributed some gains.

Industry tilts also outperformed, with about +5.9% in contribution. The Fund’s net short in Real Estate was by far the largest positive contributor, as that sector suffered from both fundamental and rate-related risks.

Security selection (the impact of returns within style and industry groups) was a drag of -6.5% for the Reporting Period. For example, within the Real Estate sector, Hotel short names outperformed the sector while a few long Office positions underperformed, leading to negative selection despite favorable sector positioning.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives produced a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. The net performance impact of these derivatives was positive as the overall market had a negative return.

How was the Fund positioned at the end of the Reporting Period?

The Fund held about 165% of assets in long securities, and 97% in short positions, for a net-dollar exposure of 68%. Because the long side exposure holds higher quality and more-defensive sectors, while the short side focuses on higher-risk names, the actual expected net ‘beta’ of the Fund is in the 0.45 to 0.50 range.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

The Fund maintains its style bias towards cheaper valuation and higher-profitability names. Our biases toward low stock-volatility and away from high-growth remain, but at reduced levels from last year as those factors have paid off significantly and look less underpriced than usual.

From an industry perspective, the Fund’s largest net long sectors are Healthcare, IT, and Consumer Discretionary, with our names mostly focused on cheaper and higher cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures are Real Estate and Commercial Services. Notably, the Fund has flipped to a net long exposure to Energy and Materials, while cutting back on weights in Staples and Utilities. With considerable moves in relative stock prices and changing fundamentals, the dynamic industry weight reallocation was substantial this year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings	% of Total Net Assets
Alphabet, Inc. — Class C	1.3%
Apple, Inc.	1.3%
Microsoft Corp.	1.2%
Exxon Mobil Corp.	0.9%
Visa, Inc. — Class A	0.9%
Mastercard, Inc. — Class A	0.9%
McDonald’s Corp.	0.9%
Analog Devices, Inc.	0.8%
Verizon Communications, Inc.	0.8%
General Mills, Inc.	0.8%
Top Ten Total	9.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(0.11%)	2.54%	3.89%
A-Class Shares with sales charge‡	(4.84%)	1.55%	3.38%
C-Class Shares	(0.96%)	1.75%	3.10%
C-Class Shares with CDSC§	(1.95%)	1.75%	3.10%
P-Class Shares	(0.11%)	2.54%	3.88%
Institutional Class Shares	0.14%	2.79%	4.15%
S&P 500 Index**	(7.73%)	11.19%	12.24%
Morningstar Long/Short Equity Category Average**	(3.56%)	2.58%	3.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 84.1%

Consumer, Non-cyclical - 19.6%
General Mills, Inc.[1]	1,499	$128,105
Kimberly-Clark Corp.	931	124,959
Abbott Laboratories[1]	1,229	124,448
John B Sanfilippo & Son, Inc.[1]	1,263	122,410
Johnson & Johnson	780	120,900
Kellogg Co.	1,762	117,983
Merck & Company, Inc.[1]	1,107	117,774
Amgen, Inc.[1]	460	111,205
Bristol-Myers Squibb Co.[1]	1,588	110,064
Hologic, Inc.*,1	1,358	109,591
EVERTEC, Inc.	3,089	104,254
Perdoceo Education Corp.*	7,097	95,313
Incyte Corp.*,1	1,303	94,168
Philip Morris International, Inc.	811	78,870
Royalty Pharma plc — Class A1	2,155	77,645
Altria Group, Inc.	1,733	77,326
Vertex Pharmaceuticals, Inc.*	236	74,357
Pfizer, Inc.[1]	1,811	73,889
Gilead Sciences, Inc.[1]	859	71,271
Premier, Inc. — Class A	2,076	67,200
Ironwood Pharmaceuticals, Inc. — Class A*	6,349	66,791
Triton International Ltd.	1,050	66,381
Exelixis, Inc.*,1	2,909	56,464
USANA Health Sciences, Inc.*,1	829	52,144
Eli Lilly & Co.[1]	151	51,856
ResMed, Inc.	227	49,711
IDEXX Laboratories, Inc.*,1	96	48,008
UnitedHealth Group, Inc.	99	46,786
Organon & Co.	1,940	45,629
Inter Parfums, Inc.[1]	320	45,517
Prestige Consumer Healthcare, Inc.*	724	45,344
Eagle Pharmaceuticals, Inc.*	1,484	42,101
United Therapeutics Corp.*,1	172	38,521
Acadia Healthcare Company, Inc.*	532	38,437
Quanex Building Products Corp.	1,751	37,699
Hackett Group, Inc.	2,005	37,052
Neurocrine Biosciences, Inc.*	354	35,832
Innoviva, Inc.*	3,050	34,312
Waters Corp.*	93	28,796
Molina Healthcare, Inc.*	107	28,621
IQVIA Holdings, Inc.*	138	27,447
Edwards Lifesciences Corp.*	302	24,984
Moody’s Corp.	78	23,869
Amphastar Pharmaceuticals, Inc.*	621	23,288
Quest Diagnostics, Inc.[1]	164	23,203
Fulgent Genetics, Inc.*	690	21,542
Total Consumer, Non-cyclical		3,042,067

Consumer, Cyclical - 13.0%
McDonald’s Corp.	480	134,213
Yum! Brands, Inc.[1]	910	120,193
Boyd Gaming Corp.	1,759	112,787
Brunswick Corp.[1]	1,300	106,600
Darden Restaurants, Inc.[1]	685	106,285
DR Horton, Inc.	1,069	104,431
Gentex Corp.	3,504	98,217
Allison Transmission Holdings, Inc.[1]	1,994	90,208
Murphy USA, Inc.	305	78,705
PulteGroup, Inc.	1,269	73,957
MSC Industrial Direct Company, Inc. — Class A	874	73,416
MDC Holdings, Inc.	1,863	72,415
O’Reilly Automotive, Inc.*	82	69,616
Home Depot, Inc.[1]	221	65,222
WW Grainger, Inc.	88	60,615
Oxford Industries, Inc.	555	58,603
Steven Madden Ltd.	1,522	54,792
Buckle, Inc.[1]	1,524	54,392
Methode Electronics, Inc.	1,203	52,788
Taylor Morrison Home Corp. — Class A*	1,354	51,804
KB Home	1,190	47,814
GMS, Inc.*,1	778	45,038
Watsco, Inc.[1]	126	40,088
Lowe’s Companies, Inc.[1]	189	37,794
Haverty Furniture Companies, Inc.	1,119	35,707
Univar Solutions, Inc.*	1,011	35,416
Columbia Sportswear Co.	385	34,742
Lennar Corp. — Class A	312	32,794
Polaris, Inc.[1]	286	31,640
Tesla, Inc.*	116	24,066
BlueLinx Holdings, Inc.*	174	11,825
Total Consumer, Cyclical		2,016,183

Industrial - 13.0%
Illinois Tool Works, Inc.[1]	503	122,455
Graco, Inc.[1]	1,639	119,663
Standex International Corp.[1]	954	116,808
Packaging Corporation of America[1]	807	112,036
Snap-on, Inc.[1]	408	100,731
Donaldson Company, Inc.[1]	1,530	99,970
Vishay Intertechnology, Inc.	4,265	96,474
Otis Worldwide Corp.	1,071	90,392
Advanced Energy Industries, Inc.	889	87,122
A O Smith Corp.[1]	1,245	86,092
Sturm Ruger & Company, Inc.	1,359	78,061
Acuity Brands, Inc.	399	72,909
TE Connectivity Ltd.	512	67,149
Eagle Materials, Inc.	434	63,689
ITT, Inc.	728	62,826
AptarGroup, Inc.	468	55,313
Mueller Industries, Inc.	729	53,567
Timken Co.	654	53,445
Albany International Corp. — Class A	597	53,348
Sealed Air Corp.[1]	1,083	49,721
Lennox International, Inc.	191	47,994
3M Co.[1]	451	47,405
Dorian LPG Ltd.	2,237	44,606
Louisiana-Pacific Corp.	748	40,549
Simpson Manufacturing Company, Inc.	365	40,019
Greif, Inc. — Class A	547	34,663

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Masco Corp.	529	$26,302
Carrier Global Corp.	549	25,117
Lindsay Corp.	165	24,937
Insteel Industries, Inc.	803	22,340
GrafTech International Ltd.	4,001	19,445
Total Industrial		2,015,148

Financial - 12.3%
Visa, Inc. — Class A1	630	142,040
Mastercard, Inc. — Class A	378	137,369
Evercore, Inc. — Class A	872	100,611
MGIC Investment Corp.	7,264	97,483
Bank of New York Mellon Corp.[1]	1,816	82,519
Radian Group, Inc.	3,519	77,770
Essent Group Ltd.	1,531	61,317
Federated Hermes, Inc. — Class B	1,462	58,685
NMI Holdings, Inc. — Class A*	2,628	58,683
Mr Cooper Group, Inc.*	1,426	58,423
TowneBank[1]	2,169	57,804
S&T Bancorp, Inc.[1]	1,819	57,208
Renasant Corp.[1]	1,802	55,105
FNB Corp.	4,715	54,694
Preferred Bank/Los Angeles CA	989	54,207
Southside Bancshares, Inc.	1,542	51,194
Ameris Bancorp[1]	1,399	51,175
Hope Bancorp, Inc.	4,934	48,452
Janus Henderson Group plc	1,789	47,659
FB Financial Corp.	1,492	46,371
Virtus Investment Partners, Inc.	237	45,123
Brightsphere Investment Group, Inc.	1,785	42,090
Fulton Financial Corp.	2,944	40,686
Essential Properties Realty Trust, Inc. REIT	1,567	38,940
Stewart Information Services Corp.[1]	965	38,938
Berkshire Hathaway, Inc. — Class B*	124	38,287
Hilltop Holdings, Inc.[1]	1,237	36,702
Aon plc — Class A	106	33,421
Marcus & Millichap, Inc.	1,031	33,105
BOK Financial Corp.	383	32,329
Pacific Premier Bancorp, Inc.	1,226	29,448
UMB Financial Corp.	509	29,379
First BanCorp	2,502	28,573
East West Bancorp, Inc.	423	23,477
International Bancshares Corp.[1]	499	21,367
Central Pacific Financial Corp.	393	7,035
Total Financial		1,917,669

Technology - 9.1%
Apple, Inc.[1]	1,181	194,747
Microsoft Corp.[1]	660	190,278
Analog Devices, Inc.	661	130,362
Microchip Technology, Inc.[1]	1,460	122,319
Cirrus Logic, Inc.*	805	88,051
QUALCOMM, Inc.[1]	678	86,499
ON Semiconductor Corp.*	706	58,118
Cognizant Technology Solutions Corp. — Class A	909	55,385
Dropbox, Inc. — Class A*,1	2,514	54,353
Diodes, Inc.*	520	48,235
Rambus, Inc.*,1	903	46,288
Teradata Corp.*,1	1,066	42,938
NetApp, Inc.	644	41,120
Seagate Technology Holdings plc	576	38,085
Avid Technology, Inc.*	1,017	32,524
Applied Materials, Inc.[1]	261	32,059
Veeco Instruments, Inc.*	1,479	31,251
NVIDIA Corp.	112	31,110
MSCI, Inc. — Class A	54	30,223
Silicon Laboratories, Inc.*	165	28,890
Qorvo, Inc.*	243	24,682
Total Technology		1,407,517

Communications - 6.2%
Alphabet, Inc. — Class C*	1,984	206,336
Verizon Communications, Inc.[1]	3,308	128,648
VeriSign, Inc.*	583	123,206
Cisco Systems, Inc.	2,252	117,723
Arista Networks, Inc.*	538	90,309
Amazon.com, Inc.*	611	63,110
T-Mobile US, Inc.*	312	45,190
A10 Networks, Inc.	2,772	42,938
Extreme Networks, Inc.*	2,094	40,037
Meta Platforms, Inc. — Class A*	167	35,394
Ciena Corp.*,1	628	32,983
Ziff Davis, Inc.*	397	30,986
Total Communications		956,860

Energy - 5.0%
Exxon Mobil Corp.[1]	1,304	142,997
Kinder Morgan, Inc.[1]	6,475	113,377
Antero Midstream Corp.[1]	9,274	97,285
ONEOK, Inc.	1,413	89,782
Marathon Petroleum Corp.[1]	527	71,056
Chevron Corp.[1]	388	63,306
DT Midstream, Inc.	1,268	62,601
Valero Energy Corp.	349	48,720
Magnolia Oil & Gas Corp. — Class A	1,822	39,865
Phillips 66[1]	287	29,096
REX American Resources Corp.*	797	22,786
Total Energy		780,871

Utilities - 4.7%
MGE Energy, Inc.[1]	1,631	126,680
OGE Energy Corp.	3,229	121,604
ONE Gas, Inc.	1,286	101,890
Chesapeake Utilities Corp.	654	83,705
Clearway Energy, Inc. — Class C1	2,668	83,588
National Fuel Gas Co.[1]	1,273	73,503
American Water Works Company, Inc.	284	41,603
IDACORP, Inc.	338	36,616
Unitil Corp.	569	32,456
Middlesex Water Co.	300	23,436
Total Utilities		725,081

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Basic Materials - 1.2%
NewMarket Corp.[1]	173	$63,141
Huntsman Corp.[1]	2,097	57,374
Olin Corp.	872	48,396
AdvanSix, Inc.	559	21,393
Total Basic Materials		190,304

Total Common Stocks
(Cost $12,616,052)		13,051,700

MONEY MARKET FUND† - 6.8%
Invesco Short-Term Investments Treasury Obligations Portfolio — Institutional Class, 4.48%[2]	1,060,576	1,060,576
Total Money Market Fund
(Cost $1,060,576)		1,060,576

Total Investments - 90.9%
(Cost $13,676,628)		$14,112,276
Other Assets & Liabilities, net - 9.1%		1,405,923
Total Net Assets - 100.0%		$15,518,199

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	5.28% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$6,268,912	$207,060
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.23% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	6,269,579	206,090
						$12,538,491	$413,150
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	4.63% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$7,532,089	$396,214
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	4.53% (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	7,497,035	394,955
						$15,029,124	$791,169

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Communications
Alphabet, Inc. — Class C	953	1.58%	$19,073
Arista Networks, Inc.	259	0.69%	7,408
Cisco Systems, Inc.	1,082	0.90%	7,218
Meta Platforms, Inc. — Class A	80	0.27%	6,780
VeriSign, Inc.	280	0.94%	3,128
Amazon.com, Inc.	293	0.48%	2,566
T-Mobile US, Inc.	150	0.35%	1,755
Ciena Corp.	302	0.25%	872
A10 Networks, Inc.	1,332	0.33%	577
Extreme Networks, Inc.	1,006	0.31%	(140)
Ziff Davis, Inc.	191	0.24%	(2,579)
Verizon Communications, Inc.	1,589	0.99%	(8,813)
Total Communications			37,845

Consumer, Non-cyclical
Vertex Pharmaceuticals, Inc.	114	0.57%	10,711
Perdoceo Education Corp.	3,410	0.73%	8,963
John B Sanfilippo & Son, Inc.	607	0.94%	8,941
Hologic, Inc.	652	0.84%	7,242
Inter Parfums, Inc.	154	0.35%	6,672
Bristol-Myers Squibb Co.	763	0.84%	6,123
Amphastar Pharmaceuticals, Inc.	298	0.18%	5,423
Exelixis, Inc.	1,398	0.43%	3,695
IDEXX Laboratories, Inc.	46	0.37%	3,651
Kimberly-Clark Corp.	447	0.96%	2,553
General Mills, Inc.	720	0.98%	1,719
Eli Lilly & Co.	73	0.40%	1,514
Kellogg Co.	846	0.90%	1,264
Gilead Sciences, Inc.	413	0.55%	1,122
Edwards Lifesciences Corp.	145	0.19%	635
Johnson & Johnson	375	0.93%	610
Prestige Consumer Healthcare, Inc.	348	0.35%	352
United Therapeutics Corp.	83	0.30%	91
Quest Diagnostics, Inc.	79	0.18%	(101)
Premier, Inc. — Class A	997	0.51%	(122)
UnitedHealth Group, Inc.	48	0.36%	(149)
ResMed, Inc.	109	0.38%	(150)
Moody’s Corp.	37	0.18%	(277)
Ironwood Pharmaceuticals, Inc. — Class A	3,050	0.51%	(560)
Acadia Healthcare Company, Inc.	255	0.29%	(657)
Philip Morris International, Inc.	389	0.60%	(682)
Fulgent Genetics, Inc.	331	0.16%	(714)
Incyte Corp.	626	0.72%	(778)
Hackett Group, Inc.	963	0.28%	(792)
Amgen, Inc.	221	0.85%	(1,021)
Triton International Ltd.	504	0.51%	(1,052)
Organon & Co.	932	0.35%	(1,146)
IQVIA Holdings, Inc.	66	0.21%	(1,426)
Waters Corp.	44	0.22%	(1,484)
Quanex Building Products Corp.	841	0.29%	(1,587)
Altria Group, Inc.	833	0.59%	(1,661)
Innoviva, Inc.	1,465	0.26%	(1,874)
Molina Healthcare, Inc.	52	0.22%	(1,978)
Neurocrine Biosciences, Inc.	170	0.27%	(2,620)
Merck & Company, Inc.	532	0.90%	(3,773)
Pfizer, Inc.	870	0.57%	(5,052)
Abbott Laboratories	590	0.95%	(5,070)
Royalty Pharma plc — Class A	1,035	0.59%	(6,928)
EVERTEC, Inc.	1,484	0.80%	(6,977)
Eagle Pharmaceuticals, Inc.	713	0.32%	(7,585)
USANA Health Sciences, Inc.	398	0.40%	(7,857)
Total Consumer, Non-cyclical			7,208

Industrial
Standex International Corp.	458	0.89%	14,923
Donaldson Company, Inc.	735	0.77%	9,164
Vishay Intertechnology, Inc.	2,049	0.74%	9,149
Mueller Industries, Inc.	350	0.41%	7,908
Dorian LPG Ltd.	1,075	0.34%	7,384
Snap-on, Inc.	196	0.77%	6,763
Advanced Energy Industries, Inc.	427	0.67%	6,252
Eagle Materials, Inc.	209	0.49%	4,680
Graco, Inc.	787	0.92%	4,224
TE Connectivity Ltd.	246	0.51%	3,637
A O Smith Corp.	598	0.66%	1,687
Illinois Tool Works, Inc.	242	0.94%	1,650
Otis Worldwide Corp.	514	0.69%	521
Louisiana-Pacific Corp.	359	0.31%	459
Acuity Brands, Inc.	192	0.56%	336
Carrier Global Corp.	264	0.19%	170
Packaging Corporation of America	388	0.86%	(30)
AptarGroup, Inc.	225	0.42%	(331)
Simpson Manufacturing Company, Inc.	176	0.31%	(405)
Lindsay Corp.	79	0.19%	(472)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Albany International Corp. — Class A	287	0.41%	$(626)
GrafTech International Ltd.	1,922	0.15%	(637)
Greif, Inc. — Class A	263	0.27%	(1,025)
Lennox International, Inc.	92	0.37%	(1,063)
Masco Corp.	254	0.20%	(1,088)
Timken Co.	314	0.41%	(2,163)
ITT, Inc.	350	0.48%	(2,581)
Insteel Industries, Inc.	386	0.17%	(2,956)
Sturm Ruger & Company, Inc.	653	0.60%	(3,368)
Sealed Air Corp.	520	0.38%	(3,732)
3M Co.	217	0.36%	(4,270)
Total Industrial			54,160

Basic Materials
NewMarket Corp.	83	0.52%	4,607
Olin Corp.	419	0.37%	149
AdvanSix, Inc.	269	0.16%	(966)
Huntsman Corp.	1,007	0.44%	(2,631)
Total Basic Materials			1,159

Consumer, Cyclical
Allison Transmission Holdings, Inc.	958	0.69%	5,741
GMS, Inc.	374	0.35%	4,732
Brunswick Corp.	625	0.82%	4,242
Boyd Gaming Corp.	845	0.86%	4,006
McDonald’s Corp.	230	1.03%	3,685
Darden Restaurants, Inc.	329	0.81%	3,570
Watsco, Inc.	60	0.30%	3,526
Columbia Sportswear Co.	185	0.27%	2,668
DR Horton, Inc.	513	0.80%	2,603
Lowe’s Companies, Inc.	91	0.29%	1,877
PulteGroup, Inc.	610	0.57%	1,824
Haverty Furniture Companies, Inc.	538	0.27%	1,796
Oxford Industries, Inc.	267	0.45%	1,765
KB Home	572	0.37%	1,499
Steven Madden Ltd.	731	0.42%	1,298
Methode Electronics, Inc.	578	0.40%	1,232
Lennar Corp. — Class A	150	0.25%	1,125
Taylor Morrison Home Corp. — Class A	651	0.40%	1,110
WW Grainger, Inc.	42	0.46%	850
Yum! Brands, Inc.	437	0.92%	653
O’Reilly Automotive, Inc.	39	0.53%	636
MDC Holdings, Inc.	895	0.55%	532
Tesla, Inc.	56	0.19%	457
Home Depot, Inc.	106	0.50%	340
Polaris, Inc.	138	0.24%	(125)
Univar Solutions, Inc.	486	0.27%	(187)
Murphy USA, Inc.	146	0.60%	(746)
Gentex Corp.	1,683	0.75%	(1,339)
MSC Industrial Direct Company, Inc. — Class A	420	0.56%	(1,570)
BlueLinx Holdings, Inc.	83	0.09%	(1,708)
Buckle, Inc.	732	0.42%	(3,152)
Total Consumer, Cyclical			42,940

Utilities
Chesapeake Utilities Corp.	314	0.64%	3,023
Unitil Corp.	273	0.25%	2,976
MGE Energy, Inc.	784	0.97%	2,573
ONE Gas, Inc.	618	0.78%	2,138
National Fuel Gas Co.	611	0.56%	926
IDACORP, Inc.	163	0.28%	721
American Water Works Company, Inc.	136	0.32%	(405)
Middlesex Water Co.	144	0.18%	(1,142)
OGE Energy Corp.	1,551	0.93%	(2,508)
Clearway Energy, Inc. — Class C	1,282	0.64%	(2,953)
Total Utilities			5,349

Financial
Evercore, Inc. — Class A	419	0.78%	3,863
S&T Bancorp, Inc.	874	0.44%	2,818
Brightsphere Investment Group, Inc.	858	0.32%	2,467
Virtus Investment Partners, Inc.	114	0.35%	2,399
Visa, Inc. — Class A	303	1.09%	1,469
NMI Holdings, Inc. — Class A	1,263	0.45%	1,321
Aon plc — Class A	51	0.26%	633
Hilltop Holdings, Inc.	594	0.28%	610
Federated Hermes, Inc. — Class B	702	0.45%	324
Radian Group, Inc.	1,691	0.60%	266
Berkshire Hathaway, Inc. — Class B	59	0.29%	(156)
International Bancshares Corp.	239	0.16%	(227)
Central Pacific Financial Corp.	188	0.05%	(814)
Mastercard, Inc. — Class A	182	1.05%	(867)
Essential Properties Realty Trust, Inc.	753	0.30%	(960)
TowneBank	1,042	0.44%	(1,169)
Janus Henderson Group plc	860	0.37%	(1,684)
MGIC Investment Corp.	3,489	0.75%	(2,015)
Marcus & Millichap, Inc.	495	0.25%	(2,259)
Renasant Corp.	865	0.42%	(2,532)
Essent Group Ltd.	735	0.47%	(2,779)
First BanCorp	1,202	0.22%	(3,349)
BOK Financial Corp.	184	0.25%	(3,503)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Mr Cooper Group, Inc.	685	0.45%	$(4,719)
East West Bancorp, Inc.	203	0.18%	(4,738)
Fulton Financial Corp.	1,414	0.31%	(4,849)
Southside Bancshares, Inc.	743	0.39%	(4,890)
Bank of New York Mellon Corp.	873	0.63%	(5,469)
Preferred Bank/Los Angeles CA	454	0.40%	(5,475)
FB Financial Corp.	737	0.37%	(5,751)
Pacific Premier Bancorp, Inc.	589	0.23%	(6,171)
FNB Corp.	2,266	0.42%	(6,615)
Stewart Information Services Corp.	463	0.30%	(6,997)
UMB Financial Corp.	245	0.23%	(8,223)
Hope Bancorp, Inc.	2,370	0.37%	(8,286)
Ameris Bancorp	673	0.39%	(8,541)
Total Financial			(86,868)

Technology
Apple, Inc.	567	1.49%	40,555
Microsoft Corp.	317	1.46%	32,618
Rambus, Inc.	434	0.35%	13,427
Cirrus Logic, Inc.	387	0.68%	13,275
Diodes, Inc.	250	0.37%	5,097
NetApp, Inc.	309	0.31%	3,711
Analog Devices, Inc.	318	1.00%	3,688
Teradata Corp.	512	0.33%	3,026
NVIDIA Corp.	54	0.24%	2,924
QUALCOMM, Inc.	326	0.66%	2,244
Applied Materials, Inc.	125	0.24%	2,074
Avid Technology, Inc.	489	0.25%	1,746
Microchip Technology, Inc.	701	0.94%	1,531
ON Semiconductor Corp.	339	0.45%	1,332
Veeco Instruments, Inc.	711	0.24%	1,136
MSCI, Inc. — Class A	26	0.23%	92
Silicon Laboratories, Inc.	79	0.22%	(437)
Qorvo, Inc.	117	0.19%	(586)
Cognizant Technology Solutions Corp. — Class A	437	0.42%	(720)
Seagate Technology Holdings plc	277	0.29%	(1,318)
Dropbox, Inc. — Class A	1,208	0.42%	(1,654)
Total Technology			123,761

Energy
Exxon Mobil Corp.	627	1.11%	9,596
Marathon Petroleum Corp.	253	0.54%	9,375
Valero Energy Corp.	168	0.37%	3,885
Chevron Corp.	186	0.48%	2,394
Phillips 66	138	0.22%	2,134
Antero Midstream Corp.	4,455	0.75%	1,774
Magnolia Oil & Gas Corp. — Class A	875	0.31%	(187)
REX American Resources Corp.	383	0.17%	(514)
Kinder Morgan, Inc.	3,110	0.87%	(1,145)
ONEOK, Inc.	679	0.69%	(2,915)
DT Midstream, Inc.	609	0.48%	(3,861)
Total Energy			20,536
Total MS Equity Long Custom Basket			206,090

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Dun & Bradstreet Holdings, Inc.	3,078	(0.45)%	16,402
Equifax, Inc.	410	(1.11)%	10,790
Viad Corp.	1,014	(0.28)%	9,466
Healthcare Services Group, Inc.	2,165	(0.40)%	6,815
Clarivate plc	3,707	(0.46)%	5,619
TransUnion	1,634	(1.35)%	3,067
ManpowerGroup, Inc.	347	(0.38)%	2,489
ABM Industries, Inc.	1,882	(1.13)%	997
Booz Allen Hamilton Holding Corp.	236	(0.29)%	891
GE HealthCare Technologies, Inc.	0	0.00%	(3)
Performance Food Group Co.	642	(0.52)%	(203)
ICF International, Inc.	573	(0.84)%	(3,487)
GXO Logistics, Inc.	1,011	(0.68)%	(4,118)
FTI Consulting, Inc.	313	(0.82)%	(4,210)
Driven Brands Holdings, Inc.	3,283	(1.33)%	(4,293)
ICU Medical, Inc.	536	(1.18)%	(15,055)
Total Consumer, Non-cyclical			25,170

Utilities
AES Corp.	4,470	(1.44)%	10,427
Public Service Enterprise Group, Inc.	1,839	(1.53)%	6,373
Eversource Energy	652	(0.68)%	3,386
Atmos Energy Corp.	339	(0.51)%	1,018
Spire, Inc.	933	(0.87)%	(157)
DTE Energy Co.	925	(1.35)%	(552)
Dominion Energy, Inc.	1,978	(1.48)%	(566)
Duke Energy Corp.	1,141	(1.47)%	(2,000)
CMS Energy Corp.	1,880	(1.54)%	(3,419)
Entergy Corp.	1,065	(1.53)%	(3,648)
Vistra Corp.	4,843	(1.55)%	(7,293)
Total Utilities			3,569

Consumer, Cyclical
MillerKnoll, Inc.	1,288	(0.35)%	21,721
Alaska Air Group, Inc.	1,475	(0.83)%	13,907
American Airlines Group, Inc.	3,493	(0.69)%	10,603

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
UniFirst Corp.	355	(0.83)%	$8,572
Southwest Airlines Co.	1,929	(0.84)%	5,589
Gap, Inc.	2,826	(0.38)%	4,577
Royal Caribbean Cruises Ltd.	485	(0.42)%	4,235
United Airlines Holdings, Inc.	628	(0.37)%	3,914
Topgolf Callaway Brands Corp.	1,752	(0.51)%	3,737
Burlington Stores, Inc.	138	(0.37)%	2,640
Live Nation Entertainment, Inc.	427	(0.40)%	1,209
Hyatt Hotels Corp. — Class A	359	(0.54)%	(29)
Delta Air Lines, Inc.	2,231	(1.04)%	(3,200)
Lululemon Athletica, Inc.	97	(0.47)%	(5,047)
WESCO International, Inc.	248	(0.51)%	(8,852)
Floor & Decor Holdings, Inc. — Class A	582	(0.76)%	(10,746)
Copart, Inc.	1,239	(1.24)%	(19,642)
Total Consumer, Cyclical			33,188

Financial
Bank of America Corp.	2,386	(0.91)%	23,368
Invitation Homes, Inc.	1,932	(0.80)%	21,917
Raymond James Financial, Inc.	899	(1.12)%	19,886
Sun Communities, Inc.	783	(1.47)%	19,534
Americold Realty Trust, Inc.	2,260	(0.86)%	17,258
Equitable Holdings, Inc.	2,814	(0.95)%	15,802
Prudential Financial, Inc.	965	(1.07)%	15,727
Alexandria Real Estate Equities, Inc.	601	(1.01)%	15,452
Howard Hughes Corp.	925	(0.99)%	11,935
Goldman Sachs Group, Inc.	384	(1.68)%	11,044
Equinix, Inc.	99	(0.95)%	10,817
American Tower Corp. — Class A	365	(0.99)%	10,626
Ventas, Inc.	1,635	(0.95)%	9,433
Allstate Corp.	628	(0.93)%	9,378
Assurant, Inc.	338	(0.54)%	9,341
Assured Guaranty Ltd.	819	(0.55)%	9,047
Brighthouse Financial, Inc.	1,166	(0.69)%	8,818
Healthcare Realty Trust, Inc.	5,716	(1.47)%	7,447
Kennedy-Wilson Holdings, Inc.	6,727	(1.49)%	7,198
MetLife, Inc.	502	(0.39)%	6,616
Principal Financial Group, Inc.	392	(0.39)%	6,556
Cullen/Frost Bankers, Inc.	247	(0.35)%	6,525
Citigroup, Inc.	1,372	(0.86)%	5,832
KKR & Company, Inc. — Class A	1,640	(1.15)%	5,660
Kite Realty Group Trust	5,227	(1.46)%	4,831
Kimco Realty Corp.	1,902	(0.50)%	4,794
Independence Realty Trust, Inc.	2,964	(0.63)%	4,572
Welltower, Inc.	1,133	(1.08)%	4,287
Outfront Media, Inc.	3,052	(0.66)%	3,665
Apple Hospitality REIT, Inc.	1,812	(0.38)%	3,561
TFS Financial Corp.	3,006	(0.51)%	3,298
Reinsurance Group of America, Inc. — Class A	185	(0.33)%	3,020
Rexford Industrial Realty, Inc.	1,597	(1.27)%	2,970
SoFi Technologies, Inc.	2,245	(0.18)%	2,596
Voya Financial, Inc.	536	(0.51)%	2,156
Rayonier, Inc.	1,443	(0.64)%	804
Ryman Hospitality Properties, Inc.	706	(0.84)%	98
Iron Mountain, Inc.	1,824	(1.29)%	(3,303)
Apollo Global Management, Inc.	1,531	(1.29)%	(3,523)
Arthur J Gallagher & Co.	217	(0.55)%	(3,847)
Ares Management Corp. — Class A	1,103	(1.23)%	(4,874)
Progressive Corp.	634	(1.21)%	(8,754)
Total Financial			301,568

Basic Materials
Ashland, Inc.	524	(0.71)%	1,816
Royal Gold, Inc.	269	(0.47)%	(2,256)
Carpenter Technology Corp.	671	(0.40)%	(4,954)
Total Basic Materials			(5,394)

Technology
Atlassian Corp. — Class A	87	(0.20)%	437
Take-Two Interactive Software, Inc.	530	(0.84)%	(3,959)
Total Technology			(3,522)

Energy
Patterson-UTI Energy, Inc.	3,125	(0.49)%	15,557
Helmerich & Payne, Inc.	772	(0.37)%	11,156
Halliburton Co.	2,550	(1.08)%	10,769
NOV, Inc.	2,292	(0.57)%	9,534
Baker Hughes Co.	1,414	(0.54)%	4,607
Hess Corp.	786	(1.39)%	(8,492)
Valaris Ltd.	690	(0.60)%	(8,860)
Schlumberger Ltd.	1,133	(0.74)%	(11,940)
Total Energy			22,331

Communications
IAC, Inc.	816	(0.56)%	4,626
CDW Corp.	549	(1.43)%	4,156

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Walt Disney Co.	852	(1.14)%	$413
Paramount Global — Class B	1,553	(0.46)%	347
Robinhood Markets, Inc. — Class A	1,545	(0.20)%	288
Chewy, Inc. — Class A	371	(0.18)%	(294)
DoorDash, Inc. — Class A	265	(0.22)%	(441)
Trade Desk, Inc. — Class A	264	(0.21)%	(1,842)
Warner Bros Discovery, Inc.	2,636	(0.53)%	(7,191)
Uber Technologies, Inc.	1,578	(0.67)%	(7,994)
Total Communications			(7,932)

Industrial
Stanley Black & Decker, Inc.	550	(0.59)%	27,574
Stericycle, Inc.	946	(0.55)%	16,568
Vulcan Materials Co.	402	(0.92)%	4,341
Waste Management, Inc.	687	(1.50)%	4,065
Jacobs Solutions, Inc.	904	(1.42)%	3,707
MasTec, Inc.	307	(0.39)%	2,507
Ryder System, Inc.	296	(0.35)%	2,470
TD SYNNEX Corp.	674	(0.87)%	196
Clean Harbors, Inc.	166	(0.32)%	(1,116)
J.B. Hunt Transport Services, Inc.	309	(0.72)%	(1,483)
Kirby Corp.	706	(0.66)%	(1,865)
Teledyne Technologies, Inc.	130	(0.78)%	(1,888)
Republic Services, Inc. — Class A	746	(1.35)%	(2,343)
Tetra Tech, Inc.	344	(0.67)%	(4,887)
MSA Safety, Inc.	566	(1.01)%	(5,146)
Casella Waste Systems, Inc. — Class A	963	(1.06)%	(16,723)
Total Industrial			25,977
Total MS Equity Short Custom Basket			394,955

GS EQUITY LONG CUSTOM BASKET
Communications
Alphabet, Inc. — Class C	953	1.59%	20,156
Arista Networks, Inc.	259	0.69%	7,487
Cisco Systems, Inc.	1,082	0.90%	7,267
Meta Platforms, Inc. — Class A	80	0.27%	6,773
VeriSign, Inc.	280	0.94%	3,226
Amazon.com, Inc.	293	0.48%	2,652
T-Mobile US, Inc.	150	0.35%	1,733
Ciena Corp.	302	0.25%	892
A10 Networks, Inc.	1,332	0.33%	517
Extreme Networks, Inc.	1,006	0.31%	(120)
Ziff Davis, Inc.	191	0.24%	(2,568)
Verizon Communications, Inc.	1,589	0.99%	(8,844)
Total Communications			39,171

Consumer, Non-cyclical
Vertex Pharmaceuticals, Inc.	114	0.57%	10,686
John B Sanfilippo & Son, Inc.	607	0.94%	8,964
Perdoceo Education Corp.	3,410	0.73%	8,940
Hologic, Inc.	652	0.84%	7,247
Inter Parfums, Inc.	154	0.35%	6,702
Bristol-Myers Squibb Co.	763	0.84%	6,139
Amphastar Pharmaceuticals, Inc.	298	0.18%	5,420
Exelixis, Inc.	1,398	0.43%	3,732
IDEXX Laboratories, Inc.	46	0.37%	3,633
Kimberly-Clark Corp.	447	0.96%	2,553
General Mills, Inc.	720	0.98%	1,737
Eli Lilly & Co.	73	0.40%	1,506
Kellogg Co.	846	0.90%	1,205
Gilead Sciences, Inc.	413	0.55%	1,105
Edwards Lifesciences Corp.	145	0.19%	634
Johnson & Johnson	375	0.93%	589
Prestige Consumer Healthcare, Inc.	348	0.35%	351
United Therapeutics Corp.	83	0.30%	98
Quest Diagnostics, Inc.	79	0.18%	(35)
UnitedHealth Group, Inc.	48	0.36%	(145)
Premier, Inc. — Class A	997	0.51%	(163)
ResMed, Inc.	109	0.38%	(181)
Moody’s Corp.	37	0.18%	(242)
Ironwood Pharmaceuticals, Inc. — Class A	3,050	0.51%	(631)
Incyte Corp.	626	0.72%	(642)
Acadia Healthcare Company, Inc.	255	0.29%	(649)
Philip Morris International, Inc.	389	0.60%	(649)
Hackett Group, Inc.	963	0.28%	(796)
Fulgent Genetics, Inc.	331	0.16%	(801)
Amgen, Inc.	221	0.85%	(1,020)
Triton International Ltd.	504	0.51%	(1,057)
Organon & Co.	932	0.35%	(1,115)
IQVIA Holdings, Inc.	66	0.21%	(1,386)
Waters Corp.	44	0.22%	(1,499)
Quanex Building Products Corp.	841	0.29%	(1,596)
Altria Group, Inc.	833	0.59%	(1,666)
Innoviva, Inc.	1,465	0.26%	(1,980)
Molina Healthcare, Inc.	52	0.22%	(2,009)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Neurocrine Biosciences, Inc.	170	0.27%	$(2,632)
Merck & Company, Inc.	532	0.90%	(3,756)
Pfizer, Inc.	870	0.57%	(5,085)
Abbott Laboratories	590	0.95%	(5,098)
Royalty Pharma plc — Class A	1,035	0.59%	(6,788)
EVERTEC, Inc.	1,484	0.80%	(6,954)
Eagle Pharmaceuticals, Inc.	713	0.32%	(7,741)
USANA Health Sciences, Inc.	398	0.40%	(7,894)
Total Consumer, Non-cyclical			7,031

Industrial
Standex International Corp.	458	0.90%	14,860
Donaldson Company, Inc.	735	0.77%	9,289
Vishay Intertechnology, Inc.	2,049	0.74%	9,095
Mueller Industries, Inc.	350	0.41%	7,941
Dorian LPG Ltd.	1,075	0.34%	7,386
Snap-on, Inc.	196	0.77%	6,743
Advanced Energy Industries, Inc.	427	0.67%	6,348
Eagle Materials, Inc.	209	0.49%	4,676
Graco, Inc.	787	0.92%	4,335
TE Connectivity Ltd.	246	0.51%	3,625
A O Smith Corp.	598	0.66%	1,618
Illinois Tool Works, Inc.	242	0.94%	1,493
Louisiana-Pacific Corp.	359	0.31%	630
Otis Worldwide Corp.	514	0.69%	514
Acuity Brands, Inc.	192	0.56%	414
Carrier Global Corp.	264	0.19%	158
Packaging Corporation of America	388	0.86%	(102)
AptarGroup, Inc.	225	0.42%	(302)
Simpson Manufacturing Company, Inc.	176	0.31%	(389)
Lindsay Corp.	79	0.19%	(458)
Albany International Corp. — Class A	287	0.41%	(649)
GrafTech International Ltd.	1,922	0.15%	(670)
Greif, Inc. — Class A	263	0.27%	(1,039)
Lennox International, Inc.	92	0.37%	(1,070)
Masco Corp.	254	0.20%	(1,083)
Timken Co.	314	0.41%	(2,100)
ITT, Inc.	350	0.48%	(2,513)
Insteel Industries, Inc.	386	0.17%	(2,778)
Sturm Ruger & Company, Inc.	653	0.60%	(3,430)
Sealed Air Corp.	520	0.38%	(3,743)
3M Co.	217	0.36%	(4,292)
Total Industrial			54,507

Basic Materials
NewMarket Corp.	83	0.48%	4,647
Olin Corp.	419	0.37%	138
AdvanSix, Inc.	269	0.16%	(1,014)
Huntsman Corp.	1,007	0.44%	(2,695)
Total Basic Materials			1,076

Consumer, Cyclical
Allison Transmission Holdings, Inc.	958	0.69%	5,742
GMS, Inc.	374	0.35%	4,645
Brunswick Corp.	625	0.82%	4,369
Boyd Gaming Corp.	845	0.86%	4,077
Darden Restaurants, Inc.	329	0.81%	3,679
McDonald’s Corp.	230	1.03%	3,678
Watsco, Inc.	60	0.30%	3,613
Columbia Sportswear Co.	185	0.27%	2,747
DR Horton, Inc.	513	0.80%	2,666
Lowe’s Companies, Inc.	91	0.29%	1,894
PulteGroup, Inc.	610	0.57%	1,866
Haverty Furniture Companies, Inc.	538	0.27%	1,787
Oxford Industries, Inc.	267	0.45%	1,591
KB Home	572	0.37%	1,471
Steven Madden Ltd.	731	0.42%	1,253
Methode Electronics, Inc.	578	0.40%	1,239
Lennar Corp. — Class A	150	0.25%	1,154
Taylor Morrison Home Corp. — Class A	651	0.40%	1,137
WW Grainger, Inc.	42	0.46%	868
Yum! Brands, Inc.	437	0.92%	661
O’Reilly Automotive, Inc.	39	0.53%	629
MDC Holdings, Inc.	895	0.55%	535
Tesla, Inc.	56	0.19%	448
Home Depot, Inc.	106	0.50%	289
Polaris, Inc.	138	0.24%	(134)
Univar Solutions, Inc.	486	0.27%	(165)
Murphy USA, Inc.	146	0.60%	(725)
Gentex Corp.	1,683	0.75%	(1,349)
MSC Industrial Direct Company, Inc. — Class A	420	0.56%	(1,506)
BlueLinx Holdings, Inc.	83	0.09%	(1,704)
Buckle, Inc.	732	0.42%	(3,109)
Total Consumer, Cyclical			43,346

Utilities
Unitil Corp.	273	0.25%	2,981
Chesapeake Utilities Corp.	314	0.64%	2,963
MGE Energy, Inc.	784	0.97%	2,559
ONE Gas, Inc.	618	0.78%	2,232
National Fuel Gas Co.	611	0.56%	898
IDACORP, Inc.	163	0.28%	717
American Water Works Company, Inc.	136	0.32%	(409)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Middlesex Water Co.	144	0.18%	$(1,130)
OGE Energy Corp.	1,551	0.93%	(2,381)
Clearway Energy, Inc. — Class C	1,282	0.64%	(2,953)
Total Utilities			5,477

Financial
Evercore, Inc. — Class A	419	0.81%	4,216
S&T Bancorp, Inc.	874	0.44%	2,801
Brightsphere Investment Group, Inc.	858	0.32%	2,498
Virtus Investment Partners, Inc.	114	0.35%	2,357
Visa, Inc. — Class A	303	1.09%	1,448
NMI Holdings, Inc. — Class A	1,263	0.45%	1,365
Aon plc — Class A	51	0.26%	629
Hilltop Holdings, Inc.	594	0.28%	607
Federated Hermes, Inc. — Class B	702	0.45%	288
Radian Group, Inc.	1,691	0.60%	184
Berkshire Hathaway, Inc. — Class B	59	0.29%	(117)
International Bancshares Corp.	239	0.16%	(223)
Central Pacific Financial Corp.	188	0.05%	(823)
Mastercard, Inc. — Class A	182	1.06%	(890)
TowneBank	1,042	0.44%	(946)
Essential Properties Realty Trust, Inc.	753	0.30%	(1,039)
Janus Henderson Group plc	860	0.37%	(1,757)
MGIC Investment Corp.	3,489	0.75%	(2,028)
Marcus & Millichap, Inc.	495	0.25%	(2,265)
Renasant Corp.	865	0.42%	(2,542)
Essent Group Ltd.	735	0.47%	(2,791)
First BanCorp	1,202	0.22%	(3,356)
BOK Financial Corp.	184	0.25%	(3,494)
Mr Cooper Group, Inc.	685	0.45%	(4,607)
East West Bancorp, Inc.	203	0.18%	(4,741)
Fulton Financial Corp.	1,414	0.31%	(4,826)
Southside Bancshares, Inc.	743	0.39%	(4,943)
Preferred Bank/Los Angeles CA	442	0.39%	(5,320)
Bank of New York Mellon Corp.	873	0.63%	(5,451)
FB Financial Corp.	737	0.37%	(5,758)
Pacific Premier Bancorp, Inc.	589	0.23%	(6,155)
FNB Corp.	2,266	0.42%	(6,574)
Stewart Information Services Corp.	463	0.30%	(7,016)
UMB Financial Corp.	245	0.23%	(8,222)
Hope Bancorp, Inc.	2,370	0.37%	(8,289)
Ameris Bancorp	673	0.39%	(8,534)
Total Financial			(86,314)

Technology
Apple, Inc.	567	1.49%	40,150
Microsoft Corp.	317	1.46%	31,030
Rambus, Inc.	434	0.35%	13,425
Cirrus Logic, Inc.	387	0.68%	13,259
Diodes, Inc.	250	0.37%	5,102
Analog Devices, Inc.	318	1.00%	3,740
NetApp, Inc.	309	0.31%	3,710
Teradata Corp.	512	0.33%	3,019
NVIDIA Corp.	54	0.24%	2,932
QUALCOMM, Inc.	326	0.66%	2,280
Applied Materials, Inc.	125	0.24%	2,046
Avid Technology, Inc.	489	0.25%	1,657
Microchip Technology, Inc.	701	0.94%	1,539
ON Semiconductor Corp.	339	0.45%	1,400
Veeco Instruments, Inc.	711	0.24%	1,150
MSCI, Inc. — Class A	26	0.23%	133
Silicon Laboratories, Inc.	79	0.22%	(399)
Qorvo, Inc.	117	0.19%	(563)
Cognizant Technology Solutions Corp. — Class A	437	0.42%	(719)
Seagate Technology Holdings plc	277	0.29%	(1,329)
Dropbox, Inc. — Class A	1,208	0.42%	(1,711)
Total Technology			121,851

Energy
Exxon Mobil Corp.	627	1.10%	9,598
Marathon Petroleum Corp.	253	0.54%	9,401
Valero Energy Corp.	168	0.37%	3,911
Chevron Corp.	186	0.48%	2,445
Phillips 66	138	0.22%	2,152
Antero Midstream Corp.	4,455	0.75%	1,873
Magnolia Oil & Gas Corp. — Class A	875	0.31%	(210)
REX American Resources Corp.	383	0.17%	(507)
Kinder Morgan, Inc.	3,110	0.87%	(1,080)
ONEOK, Inc.	679	0.69%	(2,826)
DT Midstream, Inc.	609	0.48%	(3,842)
Total Energy			20,915
Total GS Equity Long Custom Basket			207,060

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Dun & Bradstreet Holdings, Inc.	3,078	(0.48)%	16,252
Equifax, Inc.	410	(1.10)%	10,858
Viad Corp.	1,014	(0.28)%	9,571

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Services Group, Inc.	2,165	(0.40)%	$6,921
Clarivate plc	3,707	(0.46)%	5,589
TransUnion	1,634	(1.35)%	2,913
ManpowerGroup, Inc.	347	(0.38)%	2,515
ABM Industries, Inc.	1,882	(1.12)%	975
Booz Allen Hamilton Holding Corp.	236	(0.29)%	919
Performance Food Group Co.	642	(0.51)%	(248)
ICF International, Inc.	573	(0.83)%	(3,499)
FTI Consulting, Inc.	313	(0.82)%	(4,079)
GXO Logistics, Inc.	1,011	(0.68)%	(4,133)
Driven Brands Holdings, Inc.	3,283	(1.32)%	(4,206)
ICU Medical, Inc.	536	(1.17)%	(15,135)
Total Consumer, Non-cyclical			25,213

Utilities
AES Corp.	4,470	(1.44)%	10,501
Public Service Enterprise Group, Inc.	1,839	(1.52)%	6,817
Eversource Energy	652	(0.68)%	3,229
Atmos Energy Corp.	339	(0.51)%	1,022
Spire, Inc.	933	(0.87)%	(206)
DTE Energy Co.	925	(1.35)%	(708)
Dominion Energy, Inc.	1,978	(1.47)%	(958)
Duke Energy Corp.	1,141	(1.46)%	(2,212)
Entergy Corp.	1,065	(1.52)%	(3,416)
CMS Energy Corp.	1,880	(1.53)%	(3,802)
Vistra Corp.	4,843	(1.54)%	(7,354)
Total Utilities			2,913

Consumer, Cyclical
MillerKnoll, Inc.	1,288	(0.39)%	21,709
Alaska Air Group, Inc.	1,475	(0.82)%	14,041
American Airlines Group, Inc.	3,493	(0.68)%	10,619
UniFirst Corp.	355	(0.83)%	8,628
Southwest Airlines Co.	1,929	(0.83)%	5,753
Gap, Inc.	2,826	(0.38)%	4,644
Royal Caribbean Cruises Ltd.	485	(0.42)%	4,134
United Airlines Holdings, Inc.	628	(0.37)%	3,771
Topgolf Callaway Brands Corp.	1,752	(0.50)%	3,552
Burlington Stores, Inc.	138	(0.37)%	2,645
Live Nation Entertainment, Inc.	427	(0.40)%	1,101
Hyatt Hotels Corp. — Class A	359	(0.53)%	61
Delta Air Lines, Inc.	2,231	(1.03)%	(3,235)
Lululemon Athletica, Inc.	97	(0.47)%	(5,085)
WESCO International, Inc.	248	(0.51)%	(8,779)
Floor & Decor Holdings, Inc. — Class A	582	(0.76)%	(10,762)
Copart, Inc.	1,239	(1.24)%	(20,065)
Total Consumer, Cyclical			32,732

Financial
Bank of America Corp.	2,386	(0.91)%	23,405
Invitation Homes, Inc.	1,932	(0.80)%	21,888
Raymond James Financial, Inc.	899	(1.11)%	19,735
Sun Communities, Inc.	783	(1.46)%	19,590
Morgan Stanley	1,830	(2.13)%	18,091
Americold Realty Trust, Inc.	2,260	(0.85)%	17,067
Equitable Holdings, Inc.	2,814	(0.95)%	15,662
Prudential Financial, Inc.	965	(1.06)%	15,553
Alexandria Real Estate Equities, Inc.	601	(1.00)%	15,036
Howard Hughes Corp.	925	(0.98)%	11,792
American Tower Corp. — Class A	365	(0.99)%	10,793
Equinix, Inc.	99	(0.95)%	10,636
Assurant, Inc.	338	(0.54)%	9,366
Allstate Corp.	628	(0.92)%	9,338
Ventas, Inc.	1,635	(0.94)%	9,213
Assured Guaranty Ltd.	819	(0.55)%	9,051
Brighthouse Financial, Inc.	1,166	(0.68)%	8,791
Healthcare Realty Trust, Inc.	5,716	(1.47)%	7,573
Kennedy-Wilson Holdings, Inc.	6,727	(1.48)%	6,917
Principal Financial Group, Inc.	392	(0.39)%	6,682
MetLife, Inc.	502	(0.39)%	6,612
Cullen/Frost Bankers, Inc.	247	(0.35)%	6,529
Citigroup, Inc.	1,372	(0.85)%	5,935
KKR & Company, Inc. — Class A	1,640	(1.14)%	5,655
Kite Realty Group Trust	5,227	(1.45)%	4,872
Kimco Realty Corp.	1,902	(0.49)%	4,805
Independence Realty Trust, Inc.	2,964	(0.63)%	4,532
Welltower, Inc.	1,133	(1.08)%	4,074
Outfront Media, Inc.	3,052	(0.66)%	3,640
Apple Hospitality REIT, Inc.	1,812	(0.37)%	3,610
TFS Financial Corp.	3,006	(0.50)%	3,325
Reinsurance Group of America, Inc. — Class A	185	(0.33)%	3,019
Rexford Industrial Realty, Inc.	1,597	(1.26)%	2,763
SoFi Technologies, Inc.	2,245	(0.18)%	2,591
Voya Financial, Inc.	536	(0.51)%	2,167
Rayonier, Inc.	1,443	(0.64)%	875
Ryman Hospitality Properties, Inc.	706	(0.84)%	83
Iron Mountain, Inc.	1,824	(1.28)%	(3,325)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Apollo Global Management, Inc.	1,531	(1.28)%	$(3,625)
Arthur J Gallagher & Co.	217	(0.55)%	(3,815)
Ares Management Corp. — Class A	1,103	(1.22)%	(4,928)
Progressive Corp.	634	(1.20)%	(8,778)
Total Financial			306,795

Basic Materials
Ashland, Inc.	524	(0.71)%	1,780
Royal Gold, Inc.	269	(0.46)%	(2,273)
Carpenter Technology Corp.	671	(0.40)%	(4,898)
Total Basic Materials			(5,391)

Technology
Atlassian Corp. — Class A	87	(0.20)%	441
Take-Two Interactive Software, Inc.	530	(0.84)%	(3,951)
Total Technology			(3,510)

Energy
Patterson-UTI Energy, Inc.	3,125	(0.49)%	15,404
Helmerich & Payne, Inc.	772	(0.37)%	11,193
Halliburton Co.	2,550	(1.07)%	10,499
NOV, Inc.	2,292	(0.56)%	9,581
Baker Hughes Co.	1,414	(0.54)%	4,527
Hess Corp.	786	(1.38)%	(8,459)
Valaris Ltd.	690	(0.60)%	(8,951)
Schlumberger Ltd.	1,133	(0.74)%	(12,025)
Total Energy			21,769

Communications
CDW Corp.	549	(1.42)%	4,138
IAC, Inc.	816	(0.56)%	4,080
Paramount Global — Class B	1,553	(0.46)%	219
Robinhood Markets, Inc. — Class A	1,545	(0.20)%	202
Walt Disney Co.	852	(1.13)%	196
Chewy, Inc. — Class A	371	(0.18)%	(365)
DoorDash, Inc. — Class A	265	(0.22)%	(524)
Trade Desk, Inc. — Class A	264	(0.21)%	(1,877)
Warner Bros Discovery, Inc.	2,636	(0.53)%	(7,625)
Uber Technologies, Inc.	1,578	(0.66)%	(7,975)
Total Communications			(9,531)

Industrial
Stanley Black & Decker, Inc.	550	(0.61)%	27,514
Stericycle, Inc.	946	(0.55)%	16,545
Vulcan Materials Co.	402	(0.92)%	4,273
Waste Management, Inc.	687	(1.49)%	3,923
Jacobs Solutions, Inc.	904	(1.41)%	3,426
MasTec, Inc.	307	(0.38)%	2,531
Ryder System, Inc.	296	(0.35)%	2,444
TD SYNNEX Corp.	674	(0.87)%	16
Coherent Corp.	0	0.00%	2
General Electric Co.	1	0.00%	(9)
Clean Harbors, Inc.	166	(0.31)%	(1,096)
J.B. Hunt Transport Services, Inc.	309	(0.72)%	(1,627)
Kirby Corp.	706	(0.65)%	(1,699)
Teledyne Technologies, Inc.	130	(0.77)%	(1,915)
Republic Services, Inc. — Class A	746	(1.34)%	(2,310)
Tetra Tech, Inc.	344	(0.67)%	(4,952)
MSA Safety, Inc.	566	(1.00)%	(5,138)
Casella Waste Systems, Inc. — Class A	963	(1.06)%	(16,711)
Total Industrial			25,224
Total GS Equity Short Custom Basket			$396,214

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2023.
[2]	Rate indicated is the 7-day yield as of March 31, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,051,700	$—	$—	$13,051,700
Money Market Fund	1,060,576	—	—	1,060,576
Equity Custom Basket Swap Agreements**	—	1,204,319	—	1,204,319
Total Assets	$14,112,276	$1,204,319	$—	$15,316,595

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $13,676,628)	$14,112,276
Unrealized appreciation on OTC swap agreements	1,204,319
Receivables:
Fund shares sold	172,512
Swap settlement	47,727
Dividends	15,557
Total assets	15,552,391

Liabilities:
Overdraft due to custodian bank	1,074
Payable for:
Management fees	11,466
Professional fees	5,267
Transfer agent and maintenance fees	4,965
Printing fees	3,076
Distribution and service fees	2,831
Portfolio accounting and administration fees	1,943
Trustees’ fees*	220
Fund shares redeemed	191
Miscellaneous	3,159
Total liabilities	34,192
Net assets	$15,518,199

Net assets consist of:
Paid in capital	$16,824,554
Total distributable earnings (loss)	(1,306,355)
Net assets	$15,518,199

A-Class:
Net assets	$6,913,647
Capital shares outstanding	363,658
Net asset value per share	$19.01
Maximum offering price per share (Net asset value divided by 95.25%)	$19.96

C-Class:
Net assets	$174,664
Capital shares outstanding	10,588
Net asset value per share	$16.50

P-Class:
Net assets	$6,024,389
Capital shares outstanding	315,888
Net asset value per share	$19.07

Institutional Class:
Net assets	$2,405,499
Capital shares outstanding	122,889
Net asset value per share	$19.57

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $133)	$312,020
Income from securities lending, net	52
Total investment income	312,072

Expenses:
Management fees	136,590
Distribution and service fees:
A-Class	17,016
C-Class	2,106
P-Class	14,773
Transfer agent fees	42,330
Portfolio accounting and administration fees	21,056
Professional fees	8,461
Trustees’ fees*	2,462
Custodian fees	2,377
Miscellaneous	15,111
Total expenses	262,282
Net investment income	49,790

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(365,195)
Swap agreements	(151,206)
Net realized loss	(516,401)
Net change in unrealized appreciation (depreciation) on:
Investments	(612,709)
Swap agreements	1,010,402
Net change in unrealized appreciation (depreciation)	397,693
Net realized and unrealized loss	(118,708)
Net decrease in net assets resulting from operations	$(68,918)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$49,790	$55,108
Net realized gain (loss) on investments	(516,401)	1,597,715
Net change in unrealized appreciation (depreciation) on investments	397,693	(1,477,826)
Net increase (decrease) in net assets resulting from operations	(68,918)	174,997

Distributions to shareholders:
A-Class	(28,087)	(27,317)
P-Class	(24,299)	(23,390)
Institutional Class	(11,987)	(11,910)
Total distributions to shareholders	(64,373)	(62,617)

Capital share transactions:
Proceeds from sale of shares
A-Class	268,590	200,135
C-Class	3,600	14,100
P-Class	137,512	732,232
Institutional Class	235,070	519,578
Distributions reinvested
A-Class	27,162	26,405
P-Class	21,690	21,004
Institutional Class	11,987	11,910
Cost of shares redeemed
A-Class	(670,625)	(994,414)
C-Class	(94,021)	(128,923)
P-Class	(370,219)	(930,247)
Institutional Class	(375,971)	(211,165)
Net decrease from capital share transactions	(805,225)	(739,385)
Net decrease in net assets	(938,516)	(627,005)

Net assets:
Beginning of year	16,456,715	17,083,720
End of year	$15,518,199	$16,456,715

Capital share activity:
Shares sold
A-Class	14,643	10,132
C-Class	227	848
P-Class	7,790	35,907
Institutional Class	12,159	25,124
Shares issued from reinvestment of distributions
A-Class	1,478	1,281
P-Class	1,176	1,016
Institutional Class	634	562
Shares redeemed
A-Class	(36,723)	(50,960)
C-Class	(5,825)	(7,402)
P-Class	(20,694)	(46,182)
Institutional Class	(20,267)	(10,582)
Net decrease in shares	(45,402)	(40,256)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.11	$18.98	$14.12	$16.20	$17.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.06	.10	.09	.10
Net gain (loss) on investments (realized and unrealized)	(.07)	.14	4.84	(2.04)	(1.02)
Total from investment operations	(.02)	.20	4.94	(1.95)	(.92)
Less distributions from:
Net investment income	(.08)	(.07)	(.08)	(.13)	—
Net realized gains	—	—	—	—	(.29)
Total distributions	(.08)	(.07)	(.08)	(.13)	(.29)
Net asset value, end of period	$19.01	$19.11	$18.98	$14.12	$16.20

Total Return[b]	(0.11%)	1.03%	35.04%	(12.15%)	(5.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,914	$7,344	$8,044	$7,021	$10,143
Ratios to average net assets:
Net investment income (loss)	0.30%	0.30%	0.61%	0.58%	0.58%
Total expenses[c,d]	1.76%	1.66%	1.75%	1.78%	1.78%
Portfolio turnover rate	329%	233%	162%	119%	170%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$16.66	$16.61	$12.39	$14.21	$15.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.08)	(.02)	(.02)	(.07)
Net gain (loss) on investments (realized and unrealized)	(.07)	.13	4.24	(1.80)	(.86)
Total from investment operations	(.16)	.05	4.22	(1.82)	(.93)
Less distributions from:
Net realized gains	—	—	—	—	(.29)
Total distributions	—	—	—	—	(.29)
Net asset value, end of period	$16.50	$16.66	$16.61	$12.39	$14.21

Total Return[b]	(0.96%)	0.30%	34.06%	(12.81%)	(6.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175	$270	$378	$567	$1,424
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.46%)	(0.16%)	(0.18%)	(0.43%)
Total expenses[c,d]	2.61%	2.41%	2.51%	2.53%	2.50%
Portfolio turnover rate	329%	233%	162%	119%	170%

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.17	$19.04	$14.17	$16.25	$17.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.10	.09	.08
Net gain (loss) on investments (realized and unrealized)	(.08)	.14	4.85	(2.04)	(1.01)
Total from investment operations	(.02)	.20	4.95	(1.95)	(.93)
Less distributions from:
Net investment income	(.08)	(.07)	(.08)	(.13)	—
Net realized gains	—	—	—	—	(.29)
Total distributions	(.08)	(.07)	(.08)	(.13)	(.29)
Net asset value, end of period	$19.07	$19.17	$19.04	$14.17	$16.25

Total Return	(0.11%)	1.03%	35.09%	(12.17%)	(5.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,024	$6,281	$6,415	$5,370	$9,303
Ratios to average net assets:
Net investment income (loss)	0.30%	0.30%	0.61%	0.57%	0.47%
Total expenses[c,d]	1.76%	1.66%	1.75%	1.78%	1.77%
Portfolio turnover rate	329%	233%	162%	119%	170%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.65	$19.50	$14.49	$16.60	$17.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.11	.15	.14	.12
Net gain (loss) on investments (realized and unrealized)	(0.09)	.14	4.97	(2.10)	(1.02)
Total from investment operations	.02	.25	5.12	(1.96)	(.90)
Less distributions from:
Net investment income	(.10)	(.10)	(.11)	(.15)	—
Net realized gains	—	—	—	—	(.29)
Total distributions	(.10)	(.10)	(.11)	(.15)	(.29)
Net asset value, end of period	$19.57	$19.65	$19.50	$14.49	$16.60

Total Return	0.14%	1.24%	35.47%	(11.96%)	(5.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,405	$2,562	$2,247	$1,794	$2,018
Ratios to average net assets:
Net investment income (loss)	0.57%	0.55%	0.86%	0.85%	0.72%
Total expenses[c,d]	1.49%	1.41%	1.50%	1.53%	1.51%
Portfolio turnover rate	329%	233%	162%	119%	170%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
A-Class	1.76%	1.66%	1.78%	1.78%	1.68%
C-Class	2.61%	2.41%	2.51%	2.53%	2.50%
P-Class	1.76%	1.66%	1.75%	1.78%	1.77%
Institutional Class	1.49%	1.41%	1.50%	1.53%	1.51%

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Emerging Markets 2x Strategy Fund H-Class returned -20.41%, while the S&P Emerging 50 ADR Index returned -3.86% over the same period.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P Emerging 50 ADR Index.

The industries that contributed the most to the performance of the underlying index were internet & direct marketing retail, banks, and hotels & restaurants & leisure. The sectors that detracted the most were IT services, semiconductors & semiconductor equipment, and automobiles.

The stocks that contributed the most to the return of the underlying index were PDD Holdings, Inc. ADR - Class A, HDFC Bank, Ltd. ADR, and Alibaba Group Holding, Ltd. ADR. The stocks that detracted the most were NIO, Inc. ADR - Class A, Taiwan Semiconductor Manufacturing Co., Ltd. ADR, and Infosys, Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
Taiwan, Province of China	23.5%
China	17.7%
Cayman Islands	16.8%
India	16.4%
Brazil	12.3%
Mexico	4.4%
Republic of Korea	4.2%
Other	4.7%
Total Long-Term Investments	100.0%

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6.9%
Alibaba Group Holding Ltd. ADR	5.0%
HDFC Bank Ltd. ADR	2.3%
ICICI Bank Ltd. ADR	1.5%
Infosys Ltd. ADR	1.5%
Vale S.A. ADR	1.4%
JD.com, Inc. ADR	1.3%
Baidu, Inc. ADR	1.1%
PDD Holdings, Inc. ADR	1.1%
NetEase, Inc. ADR	0.8%
Top Ten Total	22.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(20.35%)	(8.90%)	(2.78%)
A-Class Shares with sales charge‡	(24.12%)	(9.79%)	(3.25%)
C-Class Shares	(20.97%)	(9.59%)	(3.46%)
C-Class Shares with CDSC§	(21.76%)	(9.59%)	(3.46%)
H-Class Shares	(20.41%)	(8.92%)	(2.83%)
S&P 500 Index	(7.73%)	11.19%	12.24%
S&P Emerging 50 ADR Index	(3.86%)	0.74%	2.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 33.5%

Communications - 10.6%
Alibaba Group Holding Ltd. ADR*	1,527	$156,029
JD.com, Inc. ADR	943	41,388
Baidu, Inc. ADR*	222	33,504
PDD Holdings, Inc. ADR*	427	32,409
America Movil SAB de CV ADR*	779	16,398
Trip.com Group Ltd. ADR*	418	15,746
Chunghwa Telecom Company Ltd. ADR	298	11,652
Telkom Indonesia Persero Tbk PT ADR	372	10,144
Vipshop Holdings Ltd. ADR*	271	4,114
Tencent Music Entertainment Group ADR*	492	4,074
SK Telecom Company Ltd. ADR[1]	152	3,118
Total Communications		328,576

Technology - 10.4%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,309	214,783
Infosys Ltd. ADR	2,640	46,042
NetEase, Inc. ADR	289	25,559
United Microelectronics Corp. ADR*,1	1,818	15,926
ASE Technology Holding Company Ltd. ADR	1,337	10,656
Wipro Ltd. ADR	1,158	5,199
Bilibili, Inc. ADR*,1	189	4,442
Total Technology		322,607

Financial - 5.5%
HDFC Bank Ltd. ADR	1,082	72,137
ICICI Bank Ltd. ADR	2,178	47,001
KB Financial Group, Inc. ADR	302	10,999
Banco Bradesco S.A. ADR	4,177	10,944
Shinhan Financial Group Company Ltd. ADR	399	10,749
KE Holdings, Inc. ADR*	528	9,948
Woori Financial Group, Inc. ADR	169	4,443
Banco de Chile ADR	170	3,318
Total Financial		169,539

Basic Materials - 3.5%
Vale S.A. ADR	2,817	44,452
POSCO Holdings, Inc. ADR	231	16,099
Gold Fields Ltd. ADR[1]	697	9,284
Sociedad Quimica y Minera de Chile S.A. ADR	112	9,079
AngloGold Ashanti Ltd. ADR	328	7,934
Sasol Ltd. ADR	458	6,251
Suzano S.A. ADR	620	5,090
Sibanye Stillwater Ltd. ADR[1]	559	4,651
Gerdau S.A. ADR	855	4,214
Total Basic Materials		107,054

Consumer, Non-cyclical - 1.4%
Fomento Economico Mexicano SAB de CV ADR	144	13,707
BeiGene Ltd. ADR*	52	11,208
Ambev S.A. ADR	3,459	9,755
Dr Reddy’s Laboratories Ltd. ADR	96	5,465
New Oriental Education & Technology Group, Inc. ADR*	117	4,517
Total Consumer, Non-cyclical		44,652

Industrial - 0.8%
ZTO Express Cayman, Inc. ADR	327	9,372
Cemex SAB de CV ADR*	1,183	6,542
Grupo Aeroportuario del Pacifico SAB de CV ADR	28	5,463
Grupo Aeroportuario del Sureste SAB de CV ADR	15	4,597
Total Industrial		25,974

Consumer, Cyclical - 0.6%
NIO, Inc. ADR*	1,115	11,718
H World Group Ltd. ADR*	111	5,437
Total Consumer, Cyclical		17,155

Energy - 0.5%
Petroleo Brasileiro S.A. ADR	1,461	15,238

Utilities - 0.2%
Centrais Eletricas Brasileiras S.A. ADR[1]	1,000	6,630

Total Common Stocks
(Cost $767,722)		1,037,425

PREFERRED STOCKS† - 1.1%
Financial - 0.6%
Itau Unibanco Holding S.A.
ADR	3,804	18,525

Energy - 0.5%
Petroleo Brasileiro S.A.
ADR	1,802	16,723

Total Preferred Stocks
(Cost $31,234)		35,248

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 66.4%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[3]	$1,149,063	$1,149,063
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[3]	453,976	453,976
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[3]	453,976	453,976
Total Repurchase Agreements
(Cost $2,057,015)		2,057,015

	Shares
SECURITIES LENDING COLLATERAL†,4 - 0.9%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[5]	28,949	28,949
Total Securities Lending Collateral
(Cost $28,949)		28,949

Total Investments - 101.9%
(Cost $2,884,920)		$3,158,637
Other Assets & Liabilities, net - (1.9)%		(59,848)
Total Net Assets - 100.0%		$3,098,789

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P Emerging 50 ADR Index	Pay	5.08% (Federal Funds Rate + 0.25%)	At Maturity	06/28/23	1,147	$3,000,812	$60,356
BNP Paribas	S&P Emerging 50 ADR Index	Pay	5.43% (Federal Funds Rate + 0.60%)	At Maturity	06/28/23	795	2,079,314	49,438
							$5,080,126	$109,794

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,037,425	$—	$—	$1,037,425
Preferred Stocks	35,248	—	—	35,248
Repurchase Agreements	—	2,057,015	—	2,057,015
Securities Lending Collateral	28,949	—	—	28,949
Equity Index Swap Agreements**	—	109,794	—	109,794
Total Assets	$1,101,622	$2,166,809	$—	$3,268,431

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $28,249 of securities loaned (cost $827,905)	$1,101,622
Repurchase agreements, at value (cost $2,057,015)	2,057,015
Unrealized appreciation on OTC swap agreements	109,794
Receivables:
Fund shares sold	208,975
Dividends	2,851
Interest	274
Investment Adviser	86
Securities lending income	46
Foreign tax reclaims	21
Total assets	3,480,684

Liabilities:
Overdraft due to custodian bank	4
Payable for:
Fund shares redeemed	344,262
Return of securities lending collateral	28,949
Management fees	2,635
Transfer agent fees	1,206
Distribution and service fees	827
Swap settlement	622
Trustees’ fees*	52
Miscellaneous	3,338
Total liabilities	381,895
Net assets	$3,098,789

Net assets consist of:
Paid in capital	$19,044,887
Total distributable earnings (loss)	(15,946,098)
Net assets	$3,098,789

A-Class:
Net assets	$369,722
Capital shares outstanding	6,798
Net asset value per share	$54.39
Maximum offering price per share (Net asset value divided by 95.25%)	$57.10

C-Class:
Net assets	$132,340
Capital shares outstanding	2,638
Net asset value per share	$50.17

H-Class:
Net assets	$2,596,727
Capital shares outstanding	47,787
Net asset value per share	$54.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $3,316)	$154,656
Interest	65,916
Income from securities lending, net	2,688
Total investment income	223,260

Expenses:
Management fees	49,252
Distribution and service fees:
A-Class	972
C-Class	2,177
H-Class	12,169
Transfer agent fees	12,341
Portfolio accounting and administration fees	10,509
Professional fees	2,355
Interest expense	1,201
Custodian fees	970
Trustees’ fees*	873
Line of credit fees	418
Miscellaneous	8,024
Total expenses	101,261
Less:
Expenses reimbursed by Adviser:	(1,779)
Total waived expenses	(1,779)
Net expenses	99,482
Net investment income	123,778

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(447,444)
Swap agreements	(1,919,698)
Futures contracts	6,183
Net realized loss	(2,360,959)
Net change in unrealized appreciation (depreciation) on:
Investments	(90,917)
Swap agreements	134,703
Net change in unrealized appreciation (depreciation)	43,786
Net realized and unrealized loss	(2,317,173)
Net decrease in net assets resulting from operations	$(2,193,395)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$123,778	$(1,823)
Net realized loss on investments	(2,360,959)	(3,575,207)
Net change in unrealized appreciation on investments	43,786	578,956
Net decrease in net assets resulting from operations	(2,193,395)	(2,998,074)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,280,035	2,008,573
C-Class	137,269	443,457
H-Class	100,246,481	145,256,853
Cost of shares redeemed
A-Class	(2,969,703)	(2,263,993)
C-Class	(246,621)	(373,860)
H-Class	(98,469,708)	(146,662,640)
Net increase (decrease) from capital share transactions	1,977,753	(1,591,610)
Net decrease in net assets	(215,642)	(4,589,684)

Net assets:
Beginning of year	3,314,431	7,904,115
End of year	$3,098,789	$3,314,431

Capital share activity:
Shares sold
A-Class	59,221	23,982
C-Class	2,793	4,972
H-Class	1,898,688	1,624,614
Shares redeemed
A-Class	(55,255)	(26,712)
C-Class	(5,051)	(4,202)
H-Class	(1,892,071)	(1,641,977)
Net increase (decrease) in shares	8,325	(19,323)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$68.28	$116.33	$44.29	$71.02	$87.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.89	(.03)	(.94)	.17	.40
Net gain (loss) on investments (realized and unrealized)	(14.78)	(48.02)	72.98	(26.42)	(16.58)
Total from investment operations	(13.89)	(48.05)	72.04	(26.25)	(16.18)
Less distributions from:
Net investment income	—	—	—	(.48)	—
Total distributions	—	—	—	(.48)	—
Net asset value, end of period	$54.39	$68.28	$116.33	$44.29	$71.02

Total Return[b]	(20.35%)	(41.30%)	162.66%	(37.27%)	(18.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370	$193	$647	$628	$2,247
Ratios to average net assets:
Net investment income (loss)	1.67%	(0.03%)	(1.10%)	0.25%	0.54%
Total expenses	1.85%	1.75%	1.83%	1.86%	1.84%
Net Expenses[c]	1.82%	1.75%	1.83%	1.86%	1.84%
Portfolio turnover rate	416%	266%	632%	974%	1,978%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.47	$108.94	$41.79	$67.53	$83.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	(.48)	(1.69)	(.28)	(.22)
Net gain (loss) on investments (realized and unrealized)	(13.99)	(44.99)	68.84	(24.98)	(15.80)
Total from investment operations	(13.30)	(45.47)	67.15	(25.26)	(16.02)
Less distributions from:
Net investment income	—	—	—	(.48)	—
Total distributions	—	—	—	(.48)	—
Net asset value, end of period	$50.17	$63.47	$108.94	$41.79	$67.53

Total Return[b]	(20.97%)	(41.74%)	160.68%	(37.73%)	(19.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132	$311	$449	$161	$423
Ratios to average net assets:
Net investment income (loss)	1.43%	(0.55%)	(1.95%)	(0.44%)	(0.33%)
Total expenses	2.57%	2.50%	2.57%	2.60%	2.59%
Net Expenses[c]	2.54%	2.50%	2.57%	2.60%	2.59%
Portfolio turnover rate	416%	266%	632%	974%	1,978%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$68.26	$116.30	$44.29	$71.02	$87.21
Income (loss) from investment operations:
Net investment income (loss)[a]	1.20	.01	(1.28)	(.05)	.50
Net gain (loss) on investments (realized and unrealized)	(15.12)	(48.05)	73.29	(26.20)	(16.69)
Total from investment operations	(13.92)	(48.04)	72.01	(26.25)	(16.19)
Less distributions from:
Net investment income	—	—	—	(.48)	—
Total distributions	—	—	—	(.48)	—
Net asset value, end of period	$54.34	$68.26	$116.30	$44.29	$71.02

Total Return	(20.41%)	(41.31%)	162.59%	(37.27%)	(18.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,597	$2,810	$6,808	$1,464	$6,636
Ratios to average net assets:
Net investment income (loss)	2.35%	0.01%	(1.29%)	(0.07%)	0.71%
Total expenses	1.82%	1.75%	1.81%	1.87%	1.85%
Net Expenses[c]	1.76%	1.75%	1.81%	1.87%	1.85%
Portfolio turnover rate	416%	266%	632%	974%	1,978%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Emerging Markets 2x Strategy Fund H-Class returned -11.27%, while the S&P Emerging 50 ADR Index returned -3.86% over the same period.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P Emerging 50 ADR Index.

The industries that contributed the most to the performance of the underlying index were internet & direct marketing retail, banks, and hotels & restaurants & leisure. The sectors that detracted the most were IT services, semiconductors & semiconductor equipment, and automobiles.

The stocks that contributed the most to the return of the underlying index were PDD Holdings, Inc. ADR - Class A, HDFC Bank, Ltd. ADR, and Alibaba Group Holding, Ltd. ADR. The stocks that detracted the most were NIO, Inc. ADR - Class A, Taiwan Semiconductor Manufacturing Co., Ltd. ADR, and Infosys, Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(11.64%)	(19.24%)	(19.35%)
A-Class Shares with sales charge‡	(15.78%)	(20.02%)	(19.75%)
C-Class Shares	(12.52%)	(19.51%)	(19.79%)
C-Class Shares with CDSC§	(13.39%)	(19.51%)	(19.79%)
H-Class Shares	(11.27%)	(18.90%)	(19.25%)
S&P 500 Index	(7.73%)	11.19%	12.24%
S&P Emerging 50 ADR Index	(3.86%)	0.74%	2.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 100.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[2]	$268,783	$268,783
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[2]	106,191	106,191
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[2]	106,192	106,192
Total Repurchase Agreements
(Cost $481,166)		481,166

Total Investments - 100.8%
(Cost $481,166)		$481,166
Other Assets & Liabilities, net - (0.8)%		(3,594)
Total Net Assets - 100.0%		$477,572

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P Emerging 50 ADR Index	Receive	4.08% (Federal Funds Rate - 0.75%)	At Maturity	06/28/23	208	$544,648	$(254)
BNP Paribas	S&P Emerging 50 ADR Index	Receive	4.63% (Federal Funds Rate - 0.20%)	At Maturity	06/28/23	155	405,644	(9,644)
							$950,292	$(9,898)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$481,166	$—	$481,166

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$9,898	$—	$9,898

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Repurchase agreements, at value (cost $481,166)	$481,166
Receivables:
Fund shares sold	327,379
Interest	64
Total assets	808,609

Liabilities:
Unrealized depreciation on OTC swap agreements	9,898
Payable for:
Fund shares redeemed	306,374
Swap settlement	12,706
Management fees	533
Transfer agent fees	218
Distribution and service fees	157
Trustees’ fees*	11
Portfolio accounting and administration fees	5
Miscellaneous	1,135
Total liabilities	331,037
Net assets	$477,572

Net assets consist of:
Paid in capital	$20,372,840
Total distributable earnings (loss)	(19,895,268)
Net assets	$477,572

A-Class:
Net assets	$6,720
Capital shares outstanding	506
Net asset value per share	$13.28
Maximum offering price per share (Net asset value divided by 95.25%)	$13.94

C-Class:
Net assets	$6,032
Capital shares outstanding	459
Net asset value per share	$13.14

H-Class:
Net assets	$464,820
Capital shares outstanding	34,543
Net asset value per share	$13.46

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Interest	$27,980
Total investment income	27,980

Expenses:
Management fees	9,567
Distribution and service fees:
A-Class	64
C-Class	185
H-Class	2,551
Transfer agent fees	2,392
Interest expense	2,299
Portfolio accounting and administration fees	2,043
Professional fees	515
Custodian fees	151
Trustees’ fees*	151
Miscellaneous	1,542
Total expenses	21,460
Less:
Expenses reimbursed by Adviser:	(358)
Net expenses	21,102
Net investment income	6,878

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25
Swap agreements	(44,609)
Net realized loss	(44,584)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(76,311)
Net change in unrealized appreciation (depreciation)	(76,311)
Net realized and unrealized loss	(120,895)
Net decrease in net assets resulting from operations	$(114,017)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,878	$(11,947)
Net realized gain (loss) on investments	(44,584)	99,303
Net change in unrealized appreciation (depreciation) on investments	(76,311)	28,038
Net increase (decrease) in net assets resulting from operations	(114,017)	115,394

Capital share transactions:
Proceeds from sale of shares
A-Class	544,771	396,475
C-Class	79,314	353,966
H-Class	47,202,687	64,024,680
Cost of shares redeemed
A-Class	(544,324)	(371,963)
C-Class	(76,129)	(351,071)
H-Class	(47,901,477)	(63,288,384)
Net increase (decrease) from capital share transactions	(695,158)	763,703
Net increase (decrease) in net assets	(809,175)	879,097

Net assets:
Beginning of year	1,286,747	407,650
End of year	$477,572	$1,286,747

Capital share activity:
Shares sold
A-Class	32,880	28,584
C-Class	4,768	26,704
H-Class	2,904,991	4,619,960
Shares redeemed
A-Class	(33,335)	(27,764)
C-Class	(4,767)	(26,690)
H-Class	(2,953,864)	(4,568,477)
Net increase (decrease) in shares	(49,327)	52,317

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$15.03	$12.44	$46.71	$40.57	$39.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.23)	(.54)	(.16)	.23
Net gain (loss) on investments (realized and unrealized)	(1.86)	2.82	(33.73)	6.64	1.26 [d]
Total from investment operations	(1.75)	2.59	(34.27)	6.48	1.49
Less distributions from:
Net investment income	—	—	—	(.34)	—
Total distributions	—	—	—	(.34)	—
Net asset value, end of period	$13.28	$15.03	$12.44	$46.71	$40.57

Total Return[b]	(11.64%)	20.82%	(73.37%)	16.30%	3.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7	$14	$2	$147	$16
Ratios to average net assets:
Net investment income (loss)	0.65%	(1.86%)	(1.81%)	(0.37%)	0.51%
Total expenses	2.00%	1.87%	1.86%	1.89%	1.88%
Net expenses[c]	1.97%	1.87%	1.86%	1.89%	1.88%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$15.02	$12.40	$46.82	$40.45	$39.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.36)	(.69)	(.31)	(.29)
Net gain (loss) on investments (realized and unrealized)	(1.89)	2.98	(33.73)	7.02	1.40 [d]
Total from investment operations	(1.88)	2.62	(34.42)	6.71	1.11
Less distributions from:
Net investment income	—	—	—	(.34)	—
Total distributions	—	—	—	(.34)	—
Net asset value, end of period	$13.14	$15.02	$12.40	$46.82	$40.45

Total Return[b]	(12.52%)	21.13%	(73.52%)	16.96%	(2.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6	$7	$6	$103	$3
Ratios to average net assets:
Net investment income (loss)	0.08%	(2.44%)	(2.62%)	(1.09%)	(0.63%)
Total expenses	2.76%	2.48%	2.66%	2.79%	2.53%
Net expenses[c]	2.73%	2.48%	2.66%	2.79%	2.53%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$15.17	$12.54	$46.39	$40.27	$38.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.23)	(.42)	.07	.19
Net gain (loss) on investments (realized and unrealized)	(1.82)	2.86	(33.43)	6.39	1.31 [d]
Total from investment operations	(1.71)	2.63	(33.85)	6.46	1.50
Less distributions from:
Net investment income	—	—	—	(.34)	—
Total distributions	—	—	—	(.34)	—
Net asset value, end of period	$13.46	$15.17	$12.54	$46.39	$40.27

Total Return	(11.27%)	20.97%	(72.97%)	16.40%	3.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465	$1,265	$400	$649	$1,756
Ratios to average net assets:
Net investment income (loss)	0.66%	(1.70%)	(1.85%)	0.19%	0.42%
Total expenses	2.01%	1.75%	1.89%	1.87%	1.87%
Net expenses[c]	1.97%	1.75%	1.89%	1.87%	1.87%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

For the Reporting Period, Emerging Markets Bond Strategy Fund H-Class returned -6.01%. By comparison, the ICE Bank of America BBB & Lower Sovereign USD External Debt Index returned -6.67% over the same period.

During 2022 and the first quarter of 2023 credit default swap spreads stabilized for most emerging market countries while global and local events contributed to negative performance for the Fund. Global inflationary pressures continued to impact credit default swap spreads for some emerging market countries throughout 2022. In addition, the ongoing military conflict in Ukraine led to a further increase in credit default swap spreads, and Ukraine experienced a credit event. Some countries experienced wider credit default swap spreads due to decreased commodity production as well as local political and economic instability.

The emerging markets countries that saw some of the largest increases in credit default swap spreads were Egypt, Argentina, and Ukraine. During this period, Ukraine was removed from the credit default swap, and Sultanate of Oman, Kingdom of Bahrain and the Dominican Republic were added to the credit default swap.

Turkey, Qatar, and United Arab Emirates (Abu Dhabi) experienced decreases in credit default swap spreads. These countries benefited from the stabilization of commodity prices, increased demand for commodities as well as increased growth expectations.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	(6.15%)	(2.60%)	(0.66%)
A-Class Shares with sales charge‡	(10.61%)	(3.54%)	(1.17%)
C-Class Shares	(6.83%)	(3.33%)	(1.45%)
C-Class Shares with CDSC§	(7.76%)	(3.33%)	(1.45%)
H-Class Shares	(6.01%)	(2.58%)	(0.69%)
ICE BofA BBB & Lower Sovereign USD External Debt Index	(6.67%)	(1.13%)	2.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE Bank of America BBB & Lower Sovereign USD External Debt Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2023
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 1.1%
U.S. Treasury Bills
due 04/11/23[1,2]	$7,000	$6,993
Total U.S. Treasury Bills
(Cost $6,993)		6,993

REPURCHASE AGREEMENTS††,3 - 86.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[4]	327,428	327,428
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[4]	129,361	129,361
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[4]	129,361	129,361
Total Repurchase Agreements
(Cost $586,150)		586,150

Total Investments - 87.7%
(Cost $593,143)		$593,143
Other Assets & Liabilities, net - 12.3%		83,443
Total Net Assets - 100.0%		$676,586

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	4	Jun 2023	$438,594	$7,737

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.EM.39.V1	1.00%	Quarterly	06/20/28	$530,000	$(30,514)	$(38,971)	$8,457

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	Pay	5.43% (Federal Funds Rate + 0.60%)	At Maturity	04/27/23	12,848	$246,425	$5,525

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
CDX.EM.39.V1 — Credit Default Swap Emerging Markets Series 39 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS(concluded)	March 31, 2023
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$6,993	$—	$6,993
Repurchase Agreements	—	586,150	—	586,150
Interest Rate Futures Contracts**	7,737	—	—	7,737
Credit Default Swap Agreements**	—	8,457	—	8,457
Credit Index Swap Agreements**	—	5,525	—	5,525
Total Assets	$7,737	$607,125	$—	$614,862

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $6,993)	$6,993
Repurchase agreements, at value (cost $586,150)	586,150
Segregated cash with broker	112,628
Unrealized appreciation on OTC swap agreements	5,525
Receivables:
Fund shares sold	2,069
Variation margin on futures contracts	1,469
Variation margin on credit default swap agreements	1,093
Swap settlement	588
Protection fees on credit default swap agreements	177
Interest	78
Total assets	716,770

Liabilities:
Overdraft due to custodian bank	7
Unamortized upfront premiums received on credit default swap agreements	38,971
Payable for:
Management fees	354
Transfer agent fees	136
Distribution and service fees	132
Portfolio accounting and administration fees	97
Fund shares redeemed	79
Trustees’ fees*	8
Miscellaneous	400
Total liabilities	40,184
Net assets	$676,586

Net assets consist of:
Paid in capital	$1,075,459
Total distributable earnings (loss)	(398,873)
Net assets	$676,586

A-Class:
Net assets	$265,688
Capital shares outstanding	4,534
Net asset value per share	$58.60
Maximum offering price per share (Net asset value divided by 95.25%)	$61.52

C-Class:
Net assets	$22,238
Capital shares outstanding	415
Net asset value per share	$53.59

H-Class:
Net assets	$388,660
Capital shares outstanding	6,667
Net asset value per share	$58.30

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Interest	$9,433
Total investment income	9,433

Expenses:
Management fees	3,009
Distribution and service fees:
A-Class	123
C-Class	149
H-Class	847
Transfer agent fees	938
Portfolio accounting and administration fees	748
Professional fees	253
Trustees’ fees*	64
Custodian fees	57
Miscellaneous	379
Total expenses	6,567
Net investment income	2,866

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(152,800)
Futures contracts	(51,945)
Net realized loss	(204,745)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	8,842
Futures contracts	8,186
Net change in unrealized appreciation (depreciation)	17,028
Net realized and unrealized loss	(187,717)
Net decrease in net assets resulting from operations	$(184,851)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,866	$(8,067)
Net realized loss on investments	(204,745)	(33,107)
Net change in unrealized appreciation (depreciation) on investments	17,028	8,048
Net decrease in net assets resulting from operations	(184,851)	(33,126)

Capital share transactions:
Proceeds from sale of shares
A-Class	248,714	70,844
C-Class	37,131	35,000
H-Class	4,538,351	3,150,944
Cost of shares redeemed
A-Class	(30,106)	(67,827)
C-Class	(73,773)	(14,478)
H-Class	(4,461,930)	(2,980,902)
Net increase from capital share transactions	258,387	193,581
Net increase in net assets	73,536	160,455

Net assets:
Beginning of year	603,050	442,595
End of year	$676,586	$603,050

Capital share activity:
Shares sold
A-Class	4,342	993
C-Class	686	520
H-Class	78,489	46,834
Shares redeemed
A-Class	(540)	(945)
C-Class	(1,367)	(221)
H-Class	(79,791)	(43,787)
Net increase in shares	1,819	3,394

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$62.44	$70.11	$63.93	$74.95	$73.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	(1.07)	(1.14)	.03	.10
Net gain (loss) on investments (realized and unrealized)	(4.44)	(6.60)	8.16	(4.86)	1.43
Total from investment operations	(3.84)	(7.67)	7.02	(4.83)	1.53
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	(3.83)	—
Total distributions	—	—	(.84)	(6.19)	—
Net asset value, end of period	$58.60	$62.44	$70.11	$63.93	$74.95

Total Return[b]	(6.15%)	(10.98%)	10.92%	(7.41%)	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266	$46	$48	$1,105	$761
Ratios to average net assets:
Net investment income (loss)	1.06%	(1.54%)	(1.72%)	0.03%	0.14%
Total expenses	1.61%	1.57%	1.74%	1.68%	1.66%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$57.52	$65.07	$59.82	$71.05	$70.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(1.47)	(1.56)	(.46)	(.54)
Net gain (loss) on investments (realized and unrealized)	(3.89)	(6.08)	7.65	(4.58)	1.47
Total from investment operations	(3.93)	(7.55)	6.09	(5.04)	.93
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	(3.83)	—
Total distributions	—	—	(.84)	(6.19)	—
Net asset value, end of period	$53.59	$57.52	$65.07	$59.82	$71.05

Total Return[b]	(6.83%)	(11.62%)	10.10%	(8.13%)	1.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22	$63	$52	$62	$59
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(2.28%)	(2.36%)	(0.61%)	(0.79%)
Total expenses	2.35%	2.31%	2.40%	2.42%	2.37%
Portfolio turnover rate	—	—	—	—	—

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$62.03	$69.64	$63.50	$74.52	$72.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(1.07)	(1.14)	.15	.23
Net gain (loss) on investments (realized and unrealized)	(4.13)	(6.54)	8.12	(4.98)	1.31
Total from investment operations	(3.73)	(7.61)	6.98	(4.83)	1.54
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	(3.83)	—
Total distributions	—	—	(.84)	(6.19)	—
Net asset value, end of period	$58.30	$62.03	$69.64	$63.50	$74.52

Total Return	(6.01%)	(10.93%)	10.93%	(7.45%)	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$389	$494	$343	$307	$9,226
Ratios to average net assets:
Net investment income (loss)	0.70%	(1.52%)	(1.61%)	0.20%	0.32%
Total expenses	1.61%	1.56%	1.65%	1.67%	1.70%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (each, a “Fund” and together, the “Funds”):

Fund	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At March 31, 2023, A-Class, C-Class, H-Class, P-Class, and Institutional Class shares have been issued by the Funds.

Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2023, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect brokerdealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of other swap agreements entered into by a Fund are generally valued using an evaluated price provided by a third-party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair-value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.83% at March 31, 2023.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures,

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$237,896	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$7,133,088	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,096,557
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	119,311	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Leverage	$14,212,188	$16,172,118

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$270,833	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	Variation margin on futures contracts	—
Credit/Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Variation margin on credit default swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2023:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2023
Long Short Equity Fund	$1,204,319	$—	$—	$1,204,319
Emerging Markets 2x Strategy Fund	109,794	—	—	109,794
Emerging Markets Bond Strategy Fund	5,525	7,737	8,457	21,719

Liability Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2023
Inverse Emerging Markets 2x Strategy Fund	$9,898	$—	$—	$9,898

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended March 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(151,206)	$—	$—	$(151,206)
Emerging Markets 2x Strategy Fund	6,183	(1,919,698)	—	—	(1,913,515)
Inverse Emerging Markets 2x Strategy Fund	—	(44,609)	—	—	(44,609)
Emerging Markets Bond Strategy Fund	—	—	(51,945)	(152,800)	(204,745)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$1,010,402	$—	$—	$1,010,402
Emerging Markets 2x Strategy Fund	—	134,703	—	—	134,703
Inverse Emerging Markets 2x Strategy Fund	—	(76,311)	—	—	(76,311)
Emerging Markets Bond Strategy Fund	—	—	8,186	8,842	17,028

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks

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not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,204,319	$—	$1,204,319	$—	$—	$1,204,319
Emerging Markets 2x Strategy Fund	Swap equity contracts	109,794	—	109,794	—	—	109,794
Emerging Markets Bond Strategy Fund	Credit Index Swap Agreements	5,525	—	5,525	—	—	5,525

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	$9,898	$—	$9,898	$(9,898)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	$112,628	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to A-Class shares, P-Class shares, and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2023, GFD retained sales charges of $91,746 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bonds
4.80%			1.38% - 2.88%
Due 04/03/23	$149,891,321	$149,951,278	Due 08/15/50 - 05/15/52	$252,867,100	$152,889,157

BofA Securities, Inc.			U.S. Treasury Bonds
4.78%			1.88% - 3.00%
Due 04/03/23	59,219,537	59,243,126	Due 02/15/41 - 11/15/44	72,519,500	60,404,008

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.80%			0.13% - 1.00%
Due 04/03/23	59,219,537	59,243,225	Due 10/15/26 - 02/15/46	64,469,037	60,404,002

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering

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NOTES TO FINANCIAL STATEMENTS (continued)

their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Emerging Markets 2x Strategy Fund	$28,249	$(28,249)	$—	$28,949	$—	$28,949

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$64,373	$—	$64,373

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$62,617	$—	$62,617

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$5,077	$—	$1,613,804	$(2,925,236)	$(1,306,355)
Emerging Markets 2x Strategy Fund	126,426	—	52,169	(16,124,693)	(15,946,098)
Inverse Emerging Markets 2x Strategy Fund	3,414	—	(9,898)	(19,888,784)	(19,895,268)
Emerging Markets Bond Strategy Fund	14,189	—	13,982	(427,044)	(398,873)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss Carryforwards
Fund	Short-Term	Long-Term
Long Short Equity Fund	$(2,925,236)	$—	$(2,925,236)
Emerging Markets 2x Strategy Fund	(14,615,570)	(1,509,123)	(16,124,693)
Inverse Emerging Markets 2x Strategy Fund	(19,010,073)	(878,711)	(19,888,784)
Emerging Markets Bond Strategy Fund	(396,349)	(30,695)	(427,044)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(795)	$795

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$13,747,557	$2,129,412	$(515,608)	$1,613,804
Emerging Markets 2x Strategy Fund	3,216,262	55,738	(3,569)	52,169
Inverse Emerging Markets 2x Strategy Fund	481,166	—	(9,898)	(9,898)
Emerging Markets Bond Strategy Fund	593,143	13,982	—	13,982

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$46,066,302	$47,768,316
Emerging Markets 2x Strategy Fund	13,896,357	14,239,148

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Emerging Markets 2x Strategy Fund	$23,118	$209,944	$(9,033)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.87% for the year ended March 31, 2023. The Funds did not have any borrowings outstanding under this agreement at March 31, 2023.

The average daily balances borrowed for the year ended March 31, 2023, were as follows:

Fund	Average Daily Balance
Emerging Markets 2x Strategy Fund	$7,570

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

70 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2023

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Long Short Equity Fund	100.00%	100.00%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

72 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

74 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

76 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

78 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 79

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

80 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 81

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3.31.2023

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

GuggenheimInvestments.com	ROTC-ANN-0323x0324

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	58

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the 12-month period ended March 31, 2023 (the Reporting Period).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2023

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed, totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%. We continue to expect a recession could begin midway through the year.

For the Reporting Period, the S&P 500® Index* returned -7.73%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.38%. The return of the MSCI Emerging Markets Index* was -10.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.78% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -3.34%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.53% for the Reporting Period.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2023

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2022 and ending March 31, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.26%	20.01%	$ 1,000.00	$ 1,200.10	$ 6.91
A-Class	1.51%	19.87%	1,000.00	1,198.70	8.28
C-Class	2.26%	19.43%	1,000.00	1,194.30	12.36
H-Class	1.51%	19.87%	1,000.00	1,198.70	8.28

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.26%	5.00%	$ 1,000.00	$ 1,018.65	$ 6.34
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2022 to March 31, 2023.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the Reporting Period, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund Investor Class returned -11.56%, while the NASDAQ-100 Index returned -10.35% over the same time period.

The sectors contributing the most to the return of the underlying index were Health Care, Consumer Staples, and Industrials. The sectors detracting the most from the return were Consumer Discretionary, Information Technology, and Communication Services.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Gilead Sciences, Inc., and PepsiCo, Inc. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	11.8%
Apple, Inc.	11.6%
Amazon.com, Inc.	5.9%
NVIDIA Corp.	4.9%
Tesla, Inc.	3.6%
Alphabet, Inc. — Class A	3.5%
Alphabet, Inc. — Class C	3.4%
Meta Platforms, Inc. — Class A	3.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.2%
Broadcom, Inc.	1.9%
Top Ten Total	52.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Cumulative Fund Performance*

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(11.56%)	14.39%	16.40%
A-Class Shares	(11.78%)	14.10%	16.10%
A-Class Shares with sales charge‡	(15.97%)	13.00%	15.54%
C-Class Shares	(12.45%)	13.25%	15.25%
C-Class Shares with CDSC§	(13.23%)	13.25%	15.25%
NASDAQ-100 Index	(10.35%)	15.96%	17.95%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(11.77%)	14.10%	14.03%
NASDAQ-100 Index	(10.35%)	15.96%	15.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	March 31, 2023
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 94.1%

Technology - 45.9%
Microsoft Corp.	567,945	$163,738,543
Apple, Inc.	974,984	160,774,862
NVIDIA Corp.	245,503	68,193,368
Broadcom, Inc.	41,440	26,585,418
Adobe, Inc.*	45,502	17,535,106
Texas Instruments, Inc.	90,072	16,754,293
Advanced Micro Devices, Inc.*	160,162	15,697,478
QUALCOMM, Inc.	110,824	14,138,926
Intel Corp.	411,193	13,433,675
Intuit, Inc.	27,885	12,431,970
Applied Materials, Inc.	84,000	10,317,720
Analog Devices, Inc.	50,279	9,916,024
Lam Research Corp.	13,412	7,109,970
Fiserv, Inc.*	62,432	7,056,689
Activision Blizzard, Inc.	77,952	6,671,912
Micron Technology, Inc.	108,457	6,544,295
ASML Holding N.V. — Class G	8,733	5,944,640
Synopsys, Inc.*	15,137	5,846,666
Cadence Design Systems, Inc.*	27,129	5,699,532
KLA Corp.	13,764	5,494,176
Fortinet, Inc.*	77,931	5,179,294
NXP Semiconductor N.V.	25,756	4,802,850
Microchip Technology, Inc.	54,448	4,561,653
Autodesk, Inc.*	21,446	4,464,199
Workday, Inc. — Class A*	20,276	4,187,805
Paychex, Inc.	35,827	4,105,416
GLOBALFOUNDRIES, Inc.*,1	54,177	3,910,496
Marvell Technology, Inc.	84,803	3,671,970
Electronic Arts, Inc.	27,257	3,283,106
Cognizant Technology Solutions Corp. — Class A	50,621	3,084,338
Crowdstrike Holdings, Inc. — Class A*	21,696	2,977,993
ANSYS, Inc.*	8,655	2,880,384
Atlassian Corp. — Class A*	14,919	2,553,685
Datadog, Inc. — Class A*	29,226	2,123,561
Zoom Video Communications, Inc. — Class A*	24,416	1,802,877
Zscaler, Inc.*	14,334	1,674,641
Total Technology		635,149,531

Communications - 24.6%
Amazon.com, Inc.*	785,104	81,093,392
Alphabet, Inc. — Class A*	465,100	48,244,823
Alphabet, Inc. — Class C*	457,245	47,553,480
Meta Platforms, Inc. — Class A*	221,228	46,887,062
Cisco Systems, Inc.	407,101	21,281,205
T-Mobile US, Inc.*	121,199	17,554,463
Comcast Corp. — Class A	418,112	15,850,626
Netflix, Inc.*	44,265	15,292,672
Booking Holdings, Inc.*	3,742	9,925,318
MercadoLibre, Inc.*	4,995	6,583,710
Palo Alto Networks, Inc.*	30,077	6,007,580
Charter Communications, Inc. — Class A*	15,173	5,426,017
Airbnb, Inc. — Class A*	40,645	5,056,238
PDD Holdings, Inc. ADR*	59,155	4,489,865
Warner Bros Discovery, Inc.*	241,530	3,647,103

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NASDAQ-100® FUND

	Shares	Value
eBay, Inc.	53,363	$2,367,716
JD.com, Inc. ADR	45,812	2,010,689
Sirius XM Holdings, Inc.[1]	386,692	1,535,167
Total Communications		340,807,126

Consumer, Non-cyclical - 11.5%
PepsiCo, Inc.	136,890	24,955,047
Amgen, Inc.	53,074	12,830,639
Gilead Sciences, Inc.	123,955	10,284,546
Mondelez International, Inc. — Class A	135,505	9,447,409
Automatic Data Processing, Inc.	41,183	9,168,571
Intuitive Surgical, Inc.*	34,826	8,896,998
Regeneron Pharmaceuticals, Inc.*	10,686	8,780,366
PayPal Holdings, Inc.*	112,452	8,539,605
Vertex Pharmaceuticals, Inc.*	25,552	8,050,669
Moderna, Inc.*	38,400	5,897,472
Monster Beverage Corp.*	103,716	5,601,701
Keurig Dr Pepper, Inc.	139,792	4,931,862
Kraft Heinz Co.	121,758	4,708,382
Cintas Corp.	10,099	4,672,605
Dexcom, Inc.*	38,407	4,462,125
AstraZeneca plc ADR	59,922	4,159,186
IDEXX Laboratories, Inc.*	8,240	4,120,659
Biogen, Inc.*	14,360	3,992,511
Seagen, Inc.*	18,566	3,759,058
Illumina, Inc.*	15,704	3,651,965
Verisk Analytics, Inc. — Class A	15,375	2,949,848
CoStar Group, Inc.*	40,431	2,783,674
Align Technology, Inc.*	7,614	2,544,142
Total Consumer, Non-cyclical		159,189,040

Consumer, Cyclical - 8.8%
Tesla, Inc.*	242,421	50,292,661
Costco Wholesale Corp.	44,103	21,913,458
Starbucks Corp.	114,234	11,895,186
O’Reilly Automotive, Inc.*	6,146	5,217,831
Marriott International, Inc. — Class A	30,625	5,084,975
Lululemon Athletica, Inc.*	12,166	4,430,736
PACCAR, Inc.	51,935	3,801,642
Ross Stores, Inc.	34,227	3,632,511
Copart, Inc.*	47,369	3,562,623
Dollar Tree, Inc.*	21,984	3,155,803
Fastenal Co.	56,750	3,061,095
Walgreens Boots Alliance, Inc.	85,727	2,964,440
Lucid Group, Inc.*,1	181,936	1,462,765
Rivian Automotive, Inc. — Class A*	91,369	1,414,392
Total Consumer, Cyclical		121,890,118

Industrial - 1.6%
Honeywell International, Inc.	66,409	12,692,088
CSX Corp.	205,011	6,138,030
Old Dominion Freight Line, Inc.	10,936	3,727,426
Total Industrial		22,557,544

Utilities - 1.1%
American Electric Power Company, Inc.	51,128	4,652,137
Exelon Corp.	98,810	4,139,151
Xcel Energy, Inc.	54,652	3,685,731

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NASDAQ-100® FUND

	Shares	Value
Constellation Energy Corp.	32,515	$2,552,427
Total Utilities		15,029,446

Energy - 0.6%
Baker Hughes Co.	100,509	2,900,689
Enphase Energy, Inc.*	13,567	2,852,869
Diamondback Energy, Inc.	18,248	2,466,582
Total Energy		8,220,140

Total Common Stocks
(Cost $423,535,218)		1,302,842,945

MUTUAL FUNDS† - 3.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	3,064,684	29,758,082
Guggenheim Strategy Fund II2	575,584	13,934,899
Guggenheim Strategy Fund III[2]	370,504	8,984,717
Total Mutual Funds
(Cost $54,178,710)		52,677,698

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 0.7%
Federal Home Loan Bank
4.36% due 04/03/23[3]	$5,000,000	4,998,792
4.50% due 04/12/23[3]	4,000,000	3,994,500
Total Federal Agency Discount Notes
(Cost $8,993,292)		8,993,292

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
4.21% due 05/02/23[3,4]	2,000,000	1,992,606

3.36% due 04/11/23[3,5]	1,302,000	1,300,675
Total U.S. Treasury Bills
(Cost $3,293,447)		3,293,281

REPURCHASE AGREEMENTS††,6 - 1.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[4]	8,256,907	8,256,907
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[4]	3,262,165	3,262,165
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[4]	3,262,165	3,262,165
Total Repurchase Agreements
(Cost $14,781,237)		14,781,237

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[8]	5,249,701	5,249,701
Total Securities Lending Collateral
(Cost $5,249,701)		5,249,701

Total Investments - 100.3%
(Cost $510,031,605)		$1,387,838,154
Other Assets & Liabilities, net - (0.3)%		(4,728,073)
Total Net Assets - 100.0%		$1,383,110,081

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	42	Jun 2023	$11,172,630	$909,055

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	5.33% (Federal Funds Rate + 0.50%)	At Maturity	06/28/23	2,898	$38,203,189	$1,606,166
BNP Paribas	NASDAQ-100 Index	Pay	5.48% (Federal Funds Rate + 0.65%)	At Maturity	06/28/23	1,193	15,727,275	681,021
Barclays Bank plc	NASDAQ-100 Index	Pay	5.32% (SOFR + 0.50%)	At Maturity	06/27/23	1,127	14,848,909	572,587
							$68,779,373	$2,859,774

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,302,842,945	$—	$—	$1,302,842,945
Mutual Funds	52,677,698	—	—	52,677,698
Federal Agency Discount Notes	—	8,993,292	—	8,993,292
U.S. Treasury Bills	—	3,293,281	—	3,293,281
Repurchase Agreements	—	14,781,237	—	14,781,237
Securities Lending Collateral	5,249,701	—	—	5,249,701
Equity Futures Contracts**	909,055	—	—	909,055
Equity Index Swap Agreements**	—	2,859,774	—	2,859,774
Total Assets	$1,361,679,399	$29,927,584	$—	$1,391,606,983

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$14,130,599	$—	$—	$—	$(195,700)
Guggenheim Strategy Fund III	9,129,213	—	—	—	(144,496)
Guggenheim Ultra Short Duration Fund — Institutional Class	30,003,257	—	—	—	(245,175)
	$53,263,069	$—	$—	$—	$(585,371)

Security Name	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,934,899	575,584	$517,403
Guggenheim Strategy Fund III	8,984,717	370,504	341,394
Guggenheim Ultra Short Duration Fund — Institutional Class	29,758,082	3,064,684	956,058
	$52,677,698		$1,814,855

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $5,181,267 of securities loaned (cost $441,071,658)	$1,320,379,219
Investments in affiliated issuers, at value (cost $54,178,710)	52,677,698
Repurchase agreements, at value (cost $14,781,237)	14,781,237
Unrealized appreciation on OTC swap agreements	2,859,774
Receivables:
Fund shares sold	1,624,709
Dividends	421,890
Variation margin on futures contracts	183,750
Swap settlement	78,148
Securities lending income	18,980
Investment Adviser	2,338
Interest	1,970
Total assets	1,393,029,713

Liabilities:
Segregated cash due to broker	1,560,000
Payable for:
Return of securities lending collateral	5,249,701
Fund shares redeemed	777,520
Management fees	762,551
Transfer agent fees	327,517
Portfolio accounting and administration fees	121,834
Distribution and service fees	75,168
Trustees’ fees*	18,294
Miscellaneous	1,027,047
Total liabilities	9,919,632
Net assets	$1,383,110,081

Net assets consist of:
Paid in capital	$554,403,154
Total distributable earnings (loss)	828,706,927
Net assets	$1,383,110,081

Investor Class:
Net assets	$1,224,329,825
Capital shares outstanding	22,001,352
Net asset value per share	$55.65

A-Class:
Net assets	$64,132,995
Capital shares outstanding	1,293,324
Net asset value per share	$49.59
Maximum offering price per share (Net asset value divided by 95.25%)	$52.06

C-Class:
Net assets	$72,314,313
Capital shares outstanding	1,802,949
Net asset value per share	$40.11

H-Class:
Net assets	$22,332,948
Capital shares outstanding	450,494
Net asset value per share	$49.57

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $16,378)	$11,013,476
Dividends from securities of affiliated issuers	1,814,855
Interest	510,756
Income from securities lending, net	276,028
Total investment income	13,615,115

Expenses:
Management fees	9,434,511
Distribution and service fees:
A-Class	148,986
C-Class	770,073
H-Class	58,401
Transfer agent fees	2,806,657
Portfolio accounting and administration fees	1,242,834
Professional fees	697,731
Trustees’ fees*	222,043
Custodian fees	183,479
Interest expense	23,972
Line of credit fees	54
Miscellaneous	1,677,026
Total expenses	17,265,767
Less:
Expenses waived by Adviser	(313,548)
Net expenses	16,952,219
Net investment loss	(3,337,104)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$29,953,751
Swap agreements	(7,549,644)
Futures contracts	(12,162,350)
Net realized gain	10,241,757
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(210,559,271)
Investments in affiliated issuers	(585,371)
Swap agreements	568,321
Futures contracts	(675,904)
Net change in unrealized appreciation (depreciation)	(211,252,225)
Net realized and unrealized loss	(201,010,468)
Net decrease in net assets resulting from operations	$(204,347,572)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,337,104)	$(10,957,538)
Net realized gain on investments	10,241,757	149,639,590
Net change in unrealized appreciation (depreciation) on investments	(211,252,225)	34,452,704
Net increase (decrease) in net assets resulting from operations	(204,347,572)	173,134,756

Distributions to shareholders:
Investor Class	(77,687,668)	(75,911,645)
A-Class	(4,843,280)	(3,942,595)
C-Class	(7,083,939)	(7,123,551)
H-Class	(1,710,370)	(2,360,990)
Total distributions to shareholders	(91,325,257)	(89,338,781)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,049,808,809	1,510,249,831
A-Class	13,187,157	17,597,319
C-Class	5,718,757	11,514,616
H-Class	26,799,257	45,085,284
Distributions reinvested
Investor Class	74,594,196	73,332,408
A-Class	4,570,561	3,701,171
C-Class	6,551,420	6,735,371
H-Class	1,709,611	2,360,682
Cost of shares redeemed
Investor Class	(1,071,528,281)	(1,620,402,111)
A-Class	(13,908,368)	(21,167,480)
C-Class	(24,159,992)	(33,225,427)
H-Class	(28,494,171)	(42,019,635)
Net increase (decrease) from capital share transactions	44,848,956	(46,237,971)
Net increase (decrease) in net assets	(250,823,873)	37,558,004

Net assets:
Beginning of year	1,633,933,954	1,596,375,950
End of year	$1,383,110,081	$1,633,933,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2023	Year Ended March 31, 2022
Capital share activity:
Shares sold
Investor Class	19,159,694	21,260,182
A-Class	270,590	270,827
C-Class	139,492	216,441
H-Class	511,150	697,477
Shares issued from reinvestment of distributions
Investor Class	1,594,575	983,140
A-Class	109,580	54,971
C-Class	193,772	119,975
H-Class	40,998	35,072
Shares redeemed
Investor Class	(19,581,281)	(23,276,211)
A-Class	(289,295)	(334,683)
C-Class	(604,030)	(627,691)
H-Class	(569,921)	(690,083)
Net increase (decrease) in shares	975,324	(1,290,583)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$68.39	$63.43	$39.68	$38.39	$34.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.37)	(.28)	(.08)	(.05)
Net gain (loss) on investments (realized and unrealized)	(8.57)	8.70	26.64	2.21	4.11
Total from investment operations	(8.67)	8.33	26.36	2.13	4.06
Less distributions from:
Net realized gains	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$55.65	$68.39	$63.43	$39.68	$38.39

Total Return	(11.56%)	12.69%	66.78%	5.40%	11.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,224,330	$1,424,456	$1,386,721	$888,189	$979,675
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.53%)	(0.50%)	(0.19%)	(0.14%)
Total expenses[b]	1.30%	1.25%	1.33%	1.37%	1.36%
Net expenses[c]	1.27%	1.24%	1.33%	1.37%	1.36%
Portfolio turnover rate	50%	44%	57%	54%	32%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$61.69	$57.63	$36.29	$35.26	$32.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.50)	(.39)	(.17)	(.13)
Net gain (loss) on investments (realized and unrealized)	(7.82)	7.93	24.34	2.04	3.78
Total from investment operations	(8.03)	7.43	23.95	1.87	3.65
Less distributions from:
Net realized gains	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$49.59	$61.69	$57.63	$36.29	$35.26

Total Return[d]	(11.78%)	12.40%	66.37%	5.14%	11.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,133	$74,179	$69,808	$41,054	$59,021
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.78%)	(0.75%)	(0.44%)	(0.38%)
Total expenses[b]	1.54%	1.50%	1.58%	1.62%	1.61%
Net expenses[c]	1.52%	1.49%	1.58%	1.62%	1.61%
Portfolio turnover rate	50%	44%	57%	54%	32%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$51.32	$48.76	$31.18	$30.64	$28.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.82)	(.66)	(.39)	(.34)
Net gain (loss) on investments (realized and unrealized)	(6.66)	6.75	20.85	1.77	3.30
Total from investment operations	(7.14)	5.93	20.19	1.38	2.96
Less distributions from:
Net realized gains	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$40.11	$51.32	$48.76	$31.18	$30.64

Total Return[d]	(12.45%)	11.57%	65.17%	4.31%	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,314	$106,419	$115,315	$80,633	$85,274
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.53%)	(1.50%)	(1.19%)	(1.14%)
Total expenses[b]	2.29%	2.25%	2.33%	2.37%	2.36%
Net expenses[c]	2.27%	2.24%	2.33%	2.37%	2.36%
Portfolio turnover rate	50%	44%	57%	54%	32%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$61.67	$57.61	$36.28	$35.26	$32.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.51)	(.38)	(.16)	(.13)
Net gain (loss) on investments (realized and unrealized)	(7.82)	7.94	24.32	2.02	3.78
Total from investment operations	(8.03)	7.43	23.94	1.86	3.65
Less distributions from:
Net realized gains	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$49.57	$61.67	$57.61	$36.28	$35.26

Total Return	(11.77%)	12.41%	66.36%	5.11%	11.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,333	$28,879	$24,532	$23,777	$46,276
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.79%)	(0.75%)	(0.43%)	(0.37%)
Total expenses[b]	1.54%	1.50%	1.59%	1.62%	1.61%
Net expenses[c]	1.52%	1.49%	1.59%	1.62%	1.61%
Portfolio turnover rate	50%	44%	57%	54%	32%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2023, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At March 31, 2023, A-Class, C-Class, Investor Class and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by the Fund will generally be valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in Fund’s Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.83% at March 31, 2023.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$23,685,905

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the New York Stock Exchange (“NYSE”) or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$46,690,889

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	—
	Unrealized appreciation on OTC swap agreements	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2023:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2023
$909,055	$2,859,774	$3,768,829

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Fund’s Statement of Asset and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended March 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(12,162,350)	$(7,549,644)	$(19,711,994)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(675,904)	$568,321	$(107,583)

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NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$2,859,774	$—	$2,859,774	$—	$(1,560,000)	$1,299,774

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total return swap agreements	$—	$300,000
BNP Paribas	Total return swap agreements	—	280,000
Goldman Sachs International	Total return swap agreements	—	980,000
		—	1,560,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

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NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2023, GFD retained sales charges of $91,746 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2023, the Fund waived $74,168 related to investments in affiliated funds.

The Board has adopted a waiver and/or expense reimbursement arrangement for the Fund whereby GI has agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bonds
4.80%			1.38% - 2.88%
Due 04/03/23	$149,891,321	$149,951,278	Due 08/15/50 - 05/15/52	$252,867,100	$152,889,157

BofA Securities, Inc.			U.S. Treasury Bonds
4.78%			1.88% - 3.00%
Due 04/03/23	59,219,537	59,243,126	Due 02/15/41 - 11/15/44	72,519,500	60,404,008

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.80%			0.13% - 1.00%
Due 04/03/23	59,219,537	59,243,225	Due 10/15/26 - 02/15/46	64,469,037	60,404,002

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Securities lending income shown on the Fund’s Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2023, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$5,181,267	$(5,181,267)	$—	$5,249,701	$—	$5,249,701

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

40 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$—	$91,325,257	$91,325,257

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$71,808,723	$17,530,058	$89,338,781

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$828,706,927	$—	$—	$828,706,927

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2023, the Fund had no capital loss carryforwards.

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 31, 2023 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$17,880,744	$(17,880,744)

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$561,991,001	$843,878,717	$(15,171,790)	$828,706,927

Note 9 – Securities Transactions

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$623,284,352	$620,024,271

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

effected at the current market price to save costs, where permissible. For the year ended March 31, 2023, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$314,075,477	$339,398,570	$722,257

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.87% for the year ended March 31, 2023. The Fund did not have any borrowings outstanding under this agreement at March 31, 2023.

The average daily balance borrowed for the year ended March 31, 2023 was $1,515.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 12 – Subsequent Events

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Fund in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. This arrangement will take effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

THE RYDEX FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

owned as of March 31, 2023, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2023

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

With respect to the taxable year ended March 31, 2023, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$91,325,257	$23,453,009

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

54 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE RYDEX FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

56 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

58 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE RYDEX FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

60 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 61

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3.31.2023

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-ANN-0323x0324

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	34
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	51
EUROPE 1.25x STRATEGY FUND	60
JAPAN 2x STRATEGY FUND	69
STRENGTHENING DOLLAR 2x STRATEGY FUND	77
WEAKENING DOLLAR 2x STRATEGY FUND	85
NOTES TO FINANCIAL STATEMENTS	93
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	108
OTHER INFORMATION	109
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	111
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	117

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2023 (the ”Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more information on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2023

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of Funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed , totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5 percent to 0.4 percent, followed by a larger downward revision for next year, from 1.6 percent to 1.2 percent. We continue to expect a recession could begin midway through the year.

For the Reporting Period, the S&P 500® Index* returned -7.73%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.38%. The return of the MSCI Emerging Markets Index* was -10.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.78% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -3.34%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.53% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2022 and ending March 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.55%	4.76%	$ 1,000.00	$ 1,047.60	$ 7.91
C-Class	2.30%	4.37%	1,000.00	1,043.70	11.72
H-Class	1.55%	4.75%	1,000.00	1,047.50	7.91
S&P 500® Pure Value Fund
A-Class	1.55%	9.35%	1,000.00	1,093.50	8.09
C-Class	2.30%	8.94%	1,000.00	1,089.40	11.98
H-Class	1.55%	9.36%	1,000.00	1,093.60	8.09
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	9.51%	1,000.00	1,095.10	8.10
C-Class	2.30%	9.09%	1,000.00	1,090.90	11.99
H-Class	1.55%	9.49%	1,000.00	1,094.90	8.10
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	18.13%	1,000.00	1,181.30	8.43
C-Class	2.30%	17.70%	1,000.00	1,177.00	12.48
H-Class	1.55%	18.16%	1,000.00	1,181.60	8.43
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	8.22%	1,000.00	1,082.20	8.05
C-Class	2.30%	7.83%	1,000.00	1,078.30	11.92
H-Class	1.55%	8.16%	1,000.00	1,081.60	8.04
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	18.68%	1,000.00	1,186.80	8.45
C-Class	2.30%	18.24%	1,000.00	1,182.40	12.51
H-Class	1.55%	18.66%	1,000.00	1,186.60	8.45
Europe 1.25x Strategy Fund
A-Class	1.75%	42.34%	1,000.00	1,423.40	10.57
C-Class	2.48%	41.79%	1,000.00	1,417.90	14.95
H-Class	1.76%	42.31%	1,000.00	1,423.10	10.63
Japan 2x Strategy Fund
A-Class	1.54%	35.64%	1,000.00	1,356.40	9.05
C-Class	2.31%	35.14%	1,000.00	1,351.40	13.54
H-Class	1.54%	35.63%	1,000.00	1,356.30	9.05
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	(14.93%)	1,000.00	850.70	8.07
C-Class	2.50%	(15.25%)	1,000.00	847.50	11.52
H-Class	1.75%	(14.91%)	1,000.00	850.90	8.08
Weakening Dollar 2x Strategy Fund
A-Class	1.75%	17.75%	1,000.00	1,177.50	9.50
C-Class	2.50%	17.32%	1,000.00	1,173.20	13.55
H-Class	1.75%	17.76%	1,000.00	1,177.60	9.50

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.55%	5.00%	$ 1,000.00	$ 1,017.20	$ 7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P 500® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
Europe 1.25x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Japan 2x Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Weakening Dollar 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2022 to March 31, 2023.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Growth Fund H-Class returned -17.54%, compared with a return of -16.29% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

No sector contributed to the return of the underlying index. Financial, Information Technology, and Health Care were sectors detracting the most.

Stocks contributing the most to return of the underlying index were Enphase Energy, Inc., Eli Lilly & Co., and O’Reilly Automotive, Inc. The stocks detracting the most were Tesla, Inc., SVB Financial Group, and Generac Holdings, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
Steel Dynamics, Inc.	2.8%
Nucor Corp.	2.7%
Mosaic Co.	2.6%
Targa Resources Corp.	2.4%
Diamondback Energy, Inc.	2.4%
Coterra Energy, Inc. — Class A	2.4%
Regeneron Pharmaceuticals, Inc.	2.3%
Vertex Pharmaceuticals, Inc.	2.2%
APA Corp.	2.0%
PG&E Corp.	1.9%
Top Ten Total	23.7%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(17.55%)	5.94%	9.79%
A-Class Shares with sales charge‡	(21.46%)	4.92%	9.26%
C-Class Shares	(18.16%)	5.15%	8.97%
C-Class Shares with CDSC§	(18.98%)	5.15%	8.97%
H-Class Shares	(17.54%)	5.94%	9.79%
S&P 500 Pure Growth Index	(16.29%)	7.65%	11.61%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Energy - 29.8%
Targa Resources Corp.	11,491	$838,269
Diamondback Energy, Inc.	6,139	829,809
Coterra Energy, Inc. — Class A	32,872	806,679
APA Corp.	18,985	684,599
Equities Corp.	19,960	636,924
Pioneer Natural Resources Co.	3,096	632,327
ConocoPhillips	6,013	596,550
Occidental Petroleum Corp.	8,885	554,690
ONEOK, Inc.	8,702	552,925
Marathon Oil Corp.	21,733	520,723
Enphase Energy, Inc.*	2,429	510,770
EOG Resources, Inc.	4,412	505,747
Hess Corp.	3,800	502,892
Exxon Mobil Corp.	4,487	492,044
Chevron Corp.	2,710	442,163
Devon Energy Corp.	8,134	411,662
SolarEdge Technologies, Inc.*	1,178	358,053
Williams Companies, Inc.	10,984	327,982
Total Energy		10,204,808

Consumer, Non-cyclical - 25.8%
Regeneron Pharmaceuticals, Inc.*	970	797,020
Vertex Pharmaceuticals, Inc.*	2,441	769,086
Molina Healthcare, Inc.*	1,645	440,021
Elevance Health, Inc.	907	417,048
Monster Beverage Corp.*	7,662	413,825
AbbVie, Inc.	2,553	406,871
Quanta Services, Inc.	2,417	402,769
Moderna, Inc.*	2,569	394,547
Insulet Corp.*	1,214	387,218
Incyte Corp.*	5,307	383,537
Danaher Corp.	1,519	382,849
Pfizer, Inc.	9,210	375,768
Hologic, Inc.*	4,442	358,469
Eli Lilly & Co.	997	342,390
Bristol-Myers Squibb Co.	4,923	341,213
Hershey Co.	1,265	321,829
Rollins, Inc.	8,208	308,046
Merck & Company, Inc.	2,864	304,701
Thermo Fisher Scientific, Inc.	520	299,712
UnitedHealth Group, Inc.	575	271,739
Gilead Sciences, Inc.	2,929	243,019
Dexcom, Inc.*	2,060	239,331
Amgen, Inc.	965	233,288
Total Consumer, Non-cyclical		8,834,296

Basic Materials - 12.2%
Steel Dynamics, Inc.	8,502	961,236
Nucor Corp.	5,886	909,211
Mosaic Co.	19,021	872,684
CF Industries Holdings, Inc.	8,439	611,743
Freeport-McMoRan, Inc.	8,228	336,607
FMC Corp.	2,295	280,288
Albemarle Corp.	906	200,262
Total Basic Materials		4,172,031

Technology - 11.4%
KLA Corp.	1,347	537,682
Fortinet, Inc.*	7,536	500,843
Monolithic Power Systems, Inc.	862	431,465
Lam Research Corp.	812	430,457
Apple, Inc.	2,558	421,814
ON Semiconductor Corp.*	4,530	372,910
PTC, Inc.*	2,737	350,965
Fair Isaac Corp.*	458	321,832
QUALCOMM, Inc.	2,310	294,710
Jack Henry & Associates, Inc.	1,654	249,291
Total Technology		3,911,969

Consumer, Cyclical - 8.5%
AutoZone, Inc.*	226	555,542
O’Reilly Automotive, Inc.*	646	548,441
WW Grainger, Inc.	628	432,573
Tractor Supply Co.	1,739	408,735
Ulta Beauty, Inc.*	613	334,496
Dollar Tree, Inc.*	2,188	314,087
Dollar General Corp.	1,490	313,585
Total Consumer, Cyclical		2,907,459

Financial - 4.8%
Arch Capital Group Ltd.*	6,499	441,087
Progressive Corp.	2,285	326,892
W R Berkley Corp.	5,075	315,970
Raymond James Financial, Inc.	3,304	308,164
Ameriprise Financial, Inc.	774	237,231
Total Financial		1,629,344

Industrial - 3.4%
Expeditors International of Washington, Inc.	4,894	538,927
Deere & Co.	774	319,569
J.B. Hunt Transport Services, Inc.	1,719	301,616
Total Industrial		1,160,112

Utilities - 1.9%
PG&E Corp.*	39,848	644,342

Communications - 1.3%
Arista Networks, Inc.*	2,567	430,897

Total Common Stocks
(Cost $31,205,314)		33,895,258

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 1.0%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$198,389	$198,389
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	78,380	78,380
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	78,380	78,380
Total Repurchase Agreements
(Cost $355,149)		355,149

Total Investments - 100.1%
(Cost $31,560,463)		$34,250,407
Other Assets & Liabilities, net - (0.1)%		(41,279)
Total Net Assets - 100.0%		$34,209,128

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,895,258	$—	$—	$33,895,258
Repurchase Agreements	—	355,149	—	355,149
Total Assets	$33,895,258	$355,149	$—	$34,250,407

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $31,205,314)	$33,895,258
Repurchase agreements, at value (cost $355,149)	355,149
Receivables:
Dividends	21,918
Fund shares sold	10,641
Interest	47
Total assets	34,283,013

Liabilities:
Payable for:
Management fees	21,626
Professional fees	11,922
Distribution and service fees	9,130
Transfer agent fees	8,958
Printing fees	6,961
Portfolio accounting and administration fees	4,397
Fund shares redeemed	2,482
Trustees’ fees*	505
Miscellaneous	7,904
Total liabilities	73,885
Net assets	$34,209,128

Net assets consist of:
Paid in capital	$35,395,565
Total distributable earnings (loss)	(1,186,437)
Net assets	$34,209,128

A-Class:
Net assets	$7,799,013
Capital shares outstanding	104,246
Net asset value per share	$74.81
Maximum offering price per share (Net asset value divided by 95.25%)	$78.54

C-Class:
Net assets	$3,097,185
Capital shares outstanding	49,658
Net asset value per share	$62.37

H-Class:
Net assets	$23,312,930
Capital shares outstanding	311,709
Net asset value per share	$74.79

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends	$561,408
Interest	5,491
Total investment income	566,899

Expenses:
Management fees	282,673
Distribution and service fees:
A-Class	21,401
C-Class	39,929
H-Class	62,841
Transfer agent fees	84,362
Portfolio accounting and administration fees	52,398
Professional fees	17,699
Trustees’ fees*	7,704
Custodian fees	5,782
Miscellaneous	38,434
Total expenses	613,223
Net investment loss	(46,324)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(859,188)
Net realized loss	(859,188)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,601,380)
Net change in unrealized appreciation (depreciation)	(6,601,380)
Net realized and unrealized loss	(7,460,568)
Net decrease in net assets resulting from operations	$(7,506,892)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(46,324)	$(1,004,729)
Net realized gain (loss) on investments	(859,188)	5,835,053
Net change in unrealized appreciation (depreciation) on investments	(6,601,380)	(869,365)
Net increase (decrease) in net assets resulting from operations	(7,506,892)	3,960,959

Distributions to shareholders:
A-Class	—	(437,487)
C-Class	—	(216,675)
H-Class	—	(1,874,420)
Total distributions to shareholders	—	(2,528,582)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,613,405	13,714,083
C-Class	949,811	2,618,215
H-Class	141,950,955	615,409,962
Distributions reinvested
A-Class	—	433,712
C-Class	—	210,233
H-Class	—	1,859,579
Cost of shares redeemed
A-Class	(2,131,424)	(13,936,591)
C-Class	(2,274,255)	(5,303,780)
H-Class	(141,586,134)	(612,422,244)
Net increase (decrease) from capital share transactions	(1,477,642)	2,583,169
Net increase (decrease) in net assets	(8,984,534)	4,015,546

Net assets:
Beginning of year	43,193,662	39,178,116
End of year	$34,209,128	$43,193,662

Capital share activity:
Shares sold
A-Class	20,935	137,027
C-Class	14,621	31,870
H-Class	1,856,336	6,148,120
Shares issued from reinvestment of distributions
A-Class	—	4,172
C-Class	—	2,402
H-Class	—	17,891
Shares redeemed
A-Class	(28,047)	(145,556)
C-Class	(35,021)	(66,615)
H-Class	(1,850,589)	(6,123,635)
Net increase (decrease) in shares	(21,765)	5,676

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$90.73	$84.03	$53.91	$65.86	$66.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(1.11)	(.80)	(.29)	(.50)
Net gain (loss) on investments (realized and unrealized)	(15.87)	10.27	34.07	(8.09)	3.42
Total from investment operations	(15.92)	9.16	33.27	(8.38)	2.92
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$74.81	$90.73	$84.03	$53.91	$65.86

Total Return[b]	(17.55%)	10.53%	61.92%	(13.76%)	4.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,799	$10,104	$9,724	$7,656	$15,456
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(1.15%)	(1.06%)	(0.43%)	(0.75%)
Total expenses	1.55%	1.51%	1.60%	1.63%	1.61%
Portfolio turnover rate	434%	727%	240%	282%	177%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$76.21	$71.42	$46.47	$57.65	$59.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(1.55)	(1.16)	(.69)	(.90)
Net gain (loss) on investments (realized and unrealized)	(13.29)	8.80	29.26	(6.92)	3.01
Total from investment operations	(13.84)	7.25	28.10	(7.61)	2.11
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$62.37	$76.21	$71.42	$46.47	$57.65

Total Return[b]	(18.16%)	9.71%	60.69%	(14.40%)	4.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,097	$5,339	$7,314	$6,050	$10,329
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(1.91%)	(1.80%)	(1.18%)	(1.52%)
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	434%	727%	240%	282%	177%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$90.70	$84.00	$53.89	$65.84	$66.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(1.19)	(.77)	(.29)	(.53)
Net gain (loss) on investments (realized and unrealized)	(15.89)	10.35	34.03	(8.09)	3.44
Total from investment operations	(15.91)	9.16	33.26	(8.38)	2.91
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$74.79	$90.70	$84.00	$53.89	$65.84

Total Return	(17.54%)	10.53%	61.92%	(13.77%)	4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,313	$27,751	$22,141	$25,981	$82,570
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(1.21%)	(1.03%)	(0.44%)	(0.79%)
Total expenses	1.55%	1.51%	1.61%	1.63%	1.61%
Portfolio turnover rate	434%	727%	240%	282%	177%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Value Fund H-Class returned -10.22%, compared with a return of -8.61% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector was the leading contributor to performance of the underlying index, followed by the Industrial and Health Care sectors. Financial, Communication Services, and Basic Materials were sectors detracting the most.

The strongest contributors to performance of the underlying index included Cigna Corp., Valero Energy Corp., and Marathon Oil Corp. The stocks detracting the most were Lumen Technologies, Inc., DISH Network Corp. - Class A, and Lincoln National Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
Paramount Global — Class B	3.9%
Warner Bros Discovery, Inc.	2.6%
General Motors Co.	2.6%
Valero Energy Corp.	2.2%
Mohawk Industries, Inc.	2.2%
Phillips 66	2.1%
Citigroup, Inc.	2.1%
Ford Motor Co.	2.1%
Westrock Co.	2.1%
Walgreens Boots Alliance, Inc.	2.0%
Top Ten Total	23.9%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(10.20%)	4.28%	7.70%
A-Class Shares with sales charge‡	(14.47%)	3.27%	7.18%
C-Class Shares	(10.89%)	3.50%	6.90%
C-Class Shares with CDSC§	(11.76%)	3.50%	6.90%
H-Class Shares	(10.22%)	4.28%	7.71%
S&P 500 Pure Value Index	(8.61%)	6.13%	9.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.0%

Consumer, Cyclical - 23.0%
General Motors Co.	12,168	$446,322
Ford Motor Co.	29,016	365,602
Walgreens Boots Alliance, Inc.	10,335	357,384
CarMax, Inc.*	5,429	348,976
PulteGroup, Inc.	5,844	340,588
Lennar Corp. — Class A	2,917	306,606
BorgWarner, Inc.	5,228	256,747
Whirlpool Corp.	1,903	251,234
United Airlines Holdings, Inc.*	5,639	249,526
Best Buy Company, Inc.	3,180	248,899
Newell Brands, Inc.	19,473	242,244
American Airlines Group, Inc.*	12,888	190,098
Alaska Air Group, Inc.*	4,198	176,148
Delta Air Lines, Inc.*	4,315	150,680
Southwest Airlines Co.	2,467	80,276
Total Consumer, Cyclical		4,011,330

Financial - 20.2%
Citigroup, Inc.	7,844	367,805
Capital One Financial Corp.	2,837	272,806
Berkshire Hathaway, Inc. — Class B*	855	263,998
Loews Corp.	4,109	238,404
Invesco Ltd.	14,528	238,259
American International Group, Inc.	3,835	193,131
Assurant, Inc.	1,415	169,899
Franklin Resources, Inc.	6,085	163,930
Bank of New York Mellon Corp.	3,491	158,631
Citizens Financial Group, Inc.	4,448	135,086
State Street Corp.	1,631	123,450
Wells Fargo & Co.	3,190	119,242
Lincoln National Corp.	5,260	118,192
Truist Financial Corp.	3,197	109,018
Goldman Sachs Group, Inc.	318	104,021
Prudential Financial, Inc.	1,255	103,839
Synchrony Financial	3,524	102,478
Allstate Corp.	906	100,394
Hartford Financial Services Group, Inc.	1,439	100,284
CBRE Group, Inc. — Class A*	1,331	96,910
Bank of America Corp.	3,133	89,604
MetLife, Inc.	1,342	77,755
M&T Bank Corp.	586	70,068
Total Financial		3,517,204

Consumer, Non-cyclical - 14.8%
Tyson Foods, Inc. — Class A	5,479	325,014
Viatris, Inc.	32,581	313,429
Kroger Co.	6,305	311,278
Molson Coors Beverage Co. — Class B	4,524	233,800
Centene Corp.*	3,577	226,102
AmerisourceBergen Corp. — Class A	1,403	224,634
CVS Health Corp.	2,678	199,002
Cardinal Health, Inc.	2,621	197,886
Universal Health Services, Inc. — Class B	1,432	182,007
Kraft Heinz Co.	4,205	162,608
DaVita, Inc.*	1,336	108,363
Global Payments, Inc.	945	99,452
Total Consumer, Non-cyclical		2,583,575

Communications - 12.1%
Paramount Global — Class B1	30,580	682,240
Warner Bros Discovery, Inc.*	29,942	452,124
DISH Network Corp. — Class A*	35,235	328,743
AT&T, Inc.	12,200	234,850
Verizon Communications, Inc.	2,999	116,631
News Corp. — Class A	6,704	115,778
Fox Corp. — Class A	2,887	98,302
Fox Corp. — Class B	1,321	41,361
News Corp. — Class B	2,075	36,167
Total Communications		2,106,196

Technology - 8.7%
Western Digital Corp.*	8,622	324,791
DXC Technology Co.*	11,700	299,052
Hewlett Packard Enterprise Co.	17,904	285,211
Intel Corp.	4,979	162,664
Fidelity National Information Services, Inc.	2,842	154,406
Micron Technology, Inc.	2,406	145,178
HP, Inc.	4,836	141,936
Total Technology		1,513,238

Industrial - 7.4%
Mohawk Industries, Inc.*	3,791	379,934
Westrock Co.	11,980	365,031
FedEx Corp.	1,425	325,598
Stanley Black & Decker, Inc.	2,710	218,372
Total Industrial		1,288,935

Basic Materials - 6.0%
LyondellBasell Industries N.V. — Class A	2,754	258,573
International Paper Co.	6,940	250,256
Dow, Inc.	3,956	216,868
Eastman Chemical Co.	1,509	127,269
Celanese Corp. — Class A	961	104,643
DuPont de Nemours, Inc.	1,345	96,531
Total Basic Materials		1,054,140

Energy - 4.9%
Valero Energy Corp.	2,774	387,251
Phillips 66	3,669	371,963
Kinder Morgan, Inc.	5,445	95,342
Total Energy		854,556

Utilities - 1.9%
Exelon Corp.	3,165	132,582
Pinnacle West Capital Corp.	1,356	107,449
Evergy, Inc.	1,465	89,541
Total Utilities		329,572

Total Common Stocks
(Cost $16,010,783)		17,258,746

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P 500® PURE VALUE FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 1.3%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$127,534	$127,534
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	50,386	50,386
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	50,387	50,387
Total Repurchase Agreements
(Cost $228,307)		228,307

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[4]	493,817	493,817
Total Securities Lending Collateral
(Cost $493,817)		493,817

Total Investments - 103.1%
(Cost $16,732,907)		$17,980,870
Other Assets & Liabilities, net - (3.1)%		(537,984)
Total Net Assets - 100.0%		$17,442,886

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,258,746	$—	$—	$17,258,746
Repurchase Agreements	—	228,307	—	228,307
Securities Lending Collateral	493,817	—	—	493,817
Total Assets	$17,752,563	$228,307	$—	$17,980,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $495,148 of securities loaned (cost $16,504,600)	$17,752,563
Repurchase agreements, at value (cost $228,307)	228,307
Receivables:
Fund shares sold	122,385
Dividends	35,147
Securities lending income	66
Interest	30
Total assets	18,138,498

Liabilities:
Payable for:
Return of securities lending collateral	493,817
Fund shares redeemed	146,231
Management fees	15,999
Transfer agent fees	7,808
Distribution and service fees	6,228
Portfolio accounting and administration fees	3,253
Trustees’ fees*	389
Miscellaneous	21,887
Total liabilities	695,612
Net assets	$17,442,886

Net assets consist of:
Paid in capital	$32,512,900
Total distributable earnings (loss)	(15,070,014)
Net assets	$17,442,886

A-Class:
Net assets	$3,455,899
Capital shares outstanding	38,901
Net asset value per share	$88.84
Maximum offering price per share (Net asset value divided by 95.25%)	$93.27

C-Class:
Net assets	$1,264,092
Capital shares outstanding	17,430
Net asset value per share	$72.52

H-Class:
Net assets	$12,722,895
Capital shares outstanding	142,543
Net asset value per share	$89.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends	$1,392,211
Interest	6,081
Income from securities lending, net	192
Total investment income	1,398,484

Expenses:
Management fees	407,740
Distribution and service fees:
A-Class	9,083
C-Class	14,620
H-Class	123,175
Transfer agent fees	131,944
Portfolio accounting and administration fees	68,364
Professional fees	26,244
Trustees’ fees*	10,093
Custodian fees	8,240
Line of credit fees	105
Miscellaneous	54,776
Total expenses	854,384
Net investment income	544,100

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,790,184)
Net realized loss	(3,790,184)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,156,011)
Net change in unrealized appreciation (depreciation)	(12,156,011)
Net realized and unrealized loss	(15,946,195)
Net decrease in net assets resulting from operations	$(15,402,095)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$544,100	$606,905
Net realized loss on investments	(3,790,184)	(3,314,399)
Net change in unrealized appreciation (depreciation) on investments	(12,156,011)	7,225,634
Net increase (decrease) in net assets resulting from operations	(15,402,095)	4,518,140

Distributions to shareholders:
A-Class	(87,355)	(75,017)
C-Class	(42,550)	(36,672)
H-Class	(618,541)	(281,574)
Total distributions to shareholders	(748,446)	(393,263)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,654,044	2,808,594
C-Class	2,075,357	897,489
H-Class	394,450,132	712,562,466
Distributions reinvested
A-Class	74,124	74,923
C-Class	24,525	36,338
H-Class	601,352	265,822
Cost of shares redeemed
A-Class	(2,394,815)	(2,656,107)
C-Class	(2,080,018)	(1,405,694)
H-Class	(531,510,532)	(604,536,533)
Net increase (decrease) from capital share transactions	(136,105,831)	108,047,298
Net increase (decrease) in net assets	(152,256,372)	112,172,175

Net assets:
Beginning of year	169,699,258	57,527,083
End of year	$17,442,886	$169,699,258

Capital share activity:
Shares sold
A-Class	27,753	29,283
C-Class	26,306	11,019
H-Class	4,039,490	7,287,372
Shares issued from reinvestment of distributions
A-Class	826	803
C-Class	334	470
H-Class	6,668	2,835
Shares redeemed
A-Class	(25,229)	(27,316)
C-Class	(26,938)	(17,930)
H-Class	(5,521,518)	(6,261,287)
Net increase (decrease) in shares	(1,472,308)	1,025,249

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$101.27	$89.23	$48.65	$76.07	$83.46
Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	.89	.70	1.02	.85
Net gain (loss) on investments (realized and unrealized)	(11.35)	13.43	40.58	(27.62)	(2.17)
Total from investment operations	(10.30)	14.32	41.28	(26.60)	(1.32)
Less distributions from:
Net investment income	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	(4.93)
Total distributions	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$88.84	$101.27	$89.23	$48.65	$76.07

Total Return[b]	(10.20%)	16.26%	85.10%	(35.38%)	(1.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,456	$3,600	$2,925	$1,716	$3,518
Ratios to average net assets:
Net investment income (loss)	1.11%	0.94%	1.06%	1.32%	1.01%
Total expenses	1.55%	1.51%	1.60%	1.63%	1.61%
Portfolio turnover rate	594%	823%	1,207%	254%	190%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$83.72	$74.69	$41.11	$64.87	$72.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.14	.18	.17	.12
Net gain (loss) on investments (realized and unrealized)	(9.37)	11.17	34.10	(23.11)	(1.82)
Total from investment operations	(9.07)	11.31	34.28	(22.94)	(1.70)
Less distributions from:
Net investment income	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	(4.93)
Total distributions	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$72.52	$83.72	$74.69	$41.11	$64.87

Total Return[b]	(10.89%)	15.40%	83.72%	(35.87%)	(2.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,264	$1,484	$1,805	$1,321	$2,340
Ratios to average net assets:
Net investment income (loss)	0.39%	0.17%	0.32%	0.26%	0.17%
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	594%	823%	1,207%	254%	190%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$101.75	$89.64	$48.87	$76.39	$83.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	.98	.84	.96	.81
Net gain (loss) on investments (realized and unrealized)	(11.34)	13.41	40.63	(27.66)	(2.13)
Total from investment operations	(10.36)	14.39	41.47	(26.70)	(1.32)
Less distributions from:
Net investment income	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	(4.93)
Total distributions	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$89.26	$101.75	$89.64	$48.87	$76.39

Total Return	(10.22%)	16.26%	85.15%	(35.38%)	(1.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,723	$164,615	$52,797	$5,422	$43,352
Ratios to average net assets:
Net investment income (loss)	1.01%	1.01%	1.17%	1.22%	0.97%
Total expenses	1.55%	1.52%	1.58%	1.63%	1.61%
Portfolio turnover rate	594%	823%	1,207%	254%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Growth Fund H-Class returned -10.32%, compared with a return of -8.96% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector contributed the most to the return of the underlying index, followed by the Communication Services and Industrial sectors. Health Care, Energy and Basic Materials were sectors detracting the most.

Shockwave Medical, Inc., Axon Enterprise, Inc., and Builders FirstSource, Inc. added the most to return of the underlying index. Cleveland-Cliffs, Inc., Tenet Healthcare Corp., and Tandem Diabetes Care, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
PBF Energy, Inc. — Class A	3.1%
Annaly Capital Management, Inc.	2.4%
Builders FirstSource, Inc.	2.4%
PDC Energy, Inc.	2.3%
Kinsale Capital Group, Inc.	2.2%
Range Resources Corp.	2.1%
Reliance Steel & Aluminum Co.	2.0%
Shockwave Medical, Inc.	2.0%
Axon Enterprise, Inc.	1.9%
Murphy USA, Inc.	1.9%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(10.32%)	2.39%	5.50%
A-Class Shares with sales charge‡	(14.58%)	1.40%	4.99%
C-Class Shares	(11.00%)	1.62%	4.71%
C-Class Shares with CDSC§	(11.78%)	1.62%	4.71%
H-Class Shares	(10.32%)	2.39%	5.50%
S&P MidCap 400 Pure Growth Index	(8.96%)	3.95%	7.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 23.7%
Shockwave Medical, Inc.*	2,505	$543,159
Celsius Holdings, Inc.*	5,065	470,741
Neurocrine Biosciences, Inc.*	4,345	439,801
Grand Canyon Education, Inc.*	3,763	428,606
Halozyme Therapeutics, Inc.*	10,238	390,989
Avis Budget Group, Inc.*	1,925	374,990
Lantheus Holdings, Inc.*	4,406	363,760
Inari Medical, Inc.*	5,411	334,075
Darling Ingredients, Inc.*	5,660	330,544
Option Care Health, Inc.*	8,902	282,817
Medpace Holdings, Inc.*	1,484	279,066
Jazz Pharmaceuticals plc*	1,907	279,051
FTI Consulting, Inc.*	1,376	271,554
H&R Block, Inc.	6,426	226,516
Exelixis, Inc.*	11,423	221,721
WEX, Inc.*	1,174	215,887
Lancaster Colony Corp.	1,055	214,038
Repligen Corp.*	1,237	208,261
Service Corporation International	2,999	206,271
Paylocity Holding Corp.*	930	184,865
United Therapeutics Corp.*	728	163,043
HealthEquity, Inc.*	2,531	148,595
Total Consumer, Non-cyclical		6,578,350

Energy - 19.6%
PBF Energy, Inc. — Class A	19,893	862,561
PDC Energy, Inc.	9,974	640,131
Range Resources Corp.	22,509	595,813
Matador Resources Co.	10,712	510,427
Antero Resources Corp.*	21,184	489,139
CNX Resources Corp.*	28,365	454,407
Southwestern Energy Co.*	85,972	429,860
Valaris Ltd.*	6,154	400,379
DT Midstream, Inc.	8,030	396,441
Murphy Oil Corp.	10,566	390,731
NOV, Inc.	14,242	263,619
Total Energy		5,433,508

Industrial - 17.4%
Builders FirstSource, Inc.*	7,443	660,789
Axon Enterprise, Inc.*	2,397	538,965
UFP Industries, Inc.	5,189	412,370
Landstar System, Inc.	2,274	407,637
Louisiana-Pacific Corp.	7,406	401,479
Valmont Industries, Inc.	1,034	330,136
Clean Harbors, Inc.*	2,296	327,318
Simpson Manufacturing Company, Inc.	2,765	303,155
Silgan Holdings, Inc.	5,579	299,425
Belden, Inc.	3,208	278,358
EMCOR Group, Inc.	1,579	256,730
Carlisle Companies, Inc.	971	219,514
Eagle Materials, Inc.	1,461	214,402
Toro Co.	1,670	185,637
Total Industrial		4,835,915

Consumer, Cyclical - 10.1%
Murphy USA, Inc.	2,060	531,583
Tempur Sealy International, Inc.	9,128	360,464
Casey’s General Stores, Inc.	1,665	360,406
Texas Roadhouse, Inc. — Class A	2,769	299,218
Wingstop, Inc.	1,554	285,283
Crocs, Inc.*	2,178	275,386
Deckers Outdoor Corp.*	579	260,290
FirstCash Holdings, Inc.	2,340	223,166
Visteon Corp.*	1,242	194,783
Total Consumer, Cyclical		2,790,579

Financial - 9.5%
Annaly Capital Management, Inc. REIT	34,897	666,882
Kinsale Capital Group, Inc.	2,005	601,801
RLI Corp.	3,666	487,248
Jefferies Financial Group, Inc.	12,481	396,147
SLM Corp.	24,141	299,107
Selective Insurance Group, Inc.	2,032	193,710
Total Financial		2,644,895

Basic Materials - 6.9%
Reliance Steel & Aluminum Co.	2,154	553,018
Westlake Corp.	4,573	530,377
MP Materials Corp.*	9,981	281,364
Olin Corp.	5,018	278,499
Cabot Corp.	3,511	269,083
Total Basic Materials		1,912,341

Technology - 5.6%
Amkor Technology, Inc.	16,286	423,762
Cirrus Logic, Inc.*	3,778	413,237
ExlService Holdings, Inc.*	1,606	259,899
Concentrix Corp.	2,094	254,526
KBR, Inc.	3,860	212,493
Total Technology		1,563,917

Communications - 3.7%
Nexstar Media Group, Inc. — Class A	2,894	499,678
World Wrestling Entertainment, Inc. — Class A	4,052	369,785
Calix, Inc.*	3,074	164,736
Total Communications		1,034,199

Utilities - 3.1%
Essential Utilities, Inc.	7,553	329,689
ONE Gas, Inc.	3,467	274,690
OGE Energy Corp.	6,845	257,783
Total Utilities		862,162

Total Common Stocks
(Cost $24,822,581)		27,655,866

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$99,332	$99,332
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	39,245	39,245
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	39,245	39,245
Total Repurchase Agreements
(Cost $177,822)		177,822

Total Investments - 100.2%
(Cost $25,000,403)		$27,833,688
Other Assets & Liabilities, net - (0.2)%		(54,146)
Total Net Assets - 100.0%		$27,779,542

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,655,866	$—	$—	$27,655,866
Repurchase Agreements	—	177,822	—	177,822
Total Assets	$27,655,866	$177,822	$—	$27,833,688

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $24,822,581)	$27,655,866
Repurchase agreements, at value (cost $177,822)	177,822
Receivables:
Dividends	33,088
Fund shares sold	500
Interest	24
Total assets	27,867,300

Liabilities:
Payable for:
Management fees	21,423
Fund shares redeemed	16,420
Professional fees	11,810
Transfer agent fees	9,854
Distribution and service fees	7,908
Printing fees	6,896
Portfolio accounting and administration fees	4,356
Trustees’ fees*	508
Miscellaneous	8,583
Total liabilities	87,758
Net assets	$27,779,542

Net assets consist of:
Paid in capital	$30,925,752
Total distributable earnings (loss)	(3,146,210)
Net assets	$27,779,542

A-Class:
Net assets	$6,319,024
Capital shares outstanding	146,329
Net asset value per share	$43.18
Maximum offering price per share (Net asset value divided by 95.25%)	$45.33

C-Class:
Net assets	$1,213,850
Capital shares outstanding	36,432
Net asset value per share	$33.32

H-Class:
Net assets	$20,246,668
Capital shares outstanding	468,205
Net asset value per share	$43.24

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends	$441,012
Interest	5,232
Income from securities lending, net	16,534
Total investment income	462,778

Expenses:
Management fees	294,051
Distribution and service fees:
A-Class	17,118
C-Class	15,884
H-Class	76,928
Transfer agent fees	85,867
Portfolio accounting and administration fees	55,329
Professional fees	19,516
Trustees’ fees*	6,946
Custodian fees	5,894
Miscellaneous	40,779
Total expenses	618,312
Net investment loss	(155,534)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,393,226)
Net realized loss	(3,393,226)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,434,482)
Net change in unrealized appreciation (depreciation)	(1,434,482)
Net realized and unrealized loss	(4,827,708)
Net decrease in net assets resulting from operations	$(4,983,242)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(155,534)	$(674,248)
Net realized gain (loss) on investments	(3,393,226)	9,101,534
Net change in unrealized appreciation (depreciation) on investments	(1,434,482)	(12,682,247)
Net decrease in net assets resulting from operations	(4,983,242)	(4,254,961)

Distributions to shareholders:
A-Class	(627,690)	(1,107,287)
C-Class	(178,592)	(353,420)
H-Class	(3,304,813)	(4,816,461)
Total distributions to shareholders	(4,111,095)	(6,277,168)

Capital share transactions:
Proceeds from sale of shares
A-Class	964,531	1,342,069
C-Class	595,621	359,455
H-Class	103,836,867	28,660,742
Distributions reinvested
A-Class	611,507	1,084,346
C-Class	178,362	340,900
H-Class	3,274,675	4,776,710
Cost of shares redeemed
A-Class	(1,696,089)	(3,884,349)
C-Class	(1,186,861)	(2,119,462)
H-Class	(108,848,399)	(46,760,566)
Net decrease from capital share transactions	(2,269,786)	(16,200,155)
Net decrease in net assets	(11,364,123)	(26,732,284)

Net assets:
Beginning of year	39,143,665	65,875,949
End of year	$27,779,542	$39,143,665

Capital share activity:
Shares sold
A-Class	20,931	20,907
C-Class	16,019	6,579
H-Class	2,163,142	500,527
Shares issued from reinvestment of distributions
A-Class	14,436	18,230
C-Class	5,446	7,147
H-Class	77,196	80,186
Shares redeemed
A-Class	(36,712)	(65,813)
C-Class	(32,330)	(41,414)
H-Class	(2,317,952)	(816,439)
Net decrease in shares	(89,824)	(290,090)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.47	$64.65	$33.77	$45.88	$54.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.69)	(.57)	(.32)	(.30)
Net gain (loss) on investments (realized and unrealized)	(5.43)	(3.86)	32.09	(11.79)	(2.39)
Total from investment operations	(5.61)	(4.55)	31.52	(12.11)	(2.69)
Less distributions from:
Net realized gains	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$43.18	$53.47	$64.65	$33.77	$45.88

Total Return[b]	(10.32%)	(8.07%)	93.55%	(26.39%)	(4.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,319	$7,895	$11,272	$4,556	$10,681
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(1.09%)	(1.08%)	(0.72%)	(0.59%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	372%	125%	407%	190%	165%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$42.78	$53.41	$28.17	$38.56	$47.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.96)	(.78)	(.54)	(.62)
Net gain (loss) on investments (realized and unrealized)	(4.35)	(3.04)	26.66	(9.85)	(2.09)
Total from investment operations	(4.78)	(4.00)	25.88	(10.39)	(2.71)
Less distributions from:
Net realized gains	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$33.32	$42.78	$53.41	$28.17	$38.56

Total Return[b]	(11.00%)	(8.76%)	92.12%	(26.95%)	(4.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,214	$2,023	$4,005	$3,956	$8,609
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.85%)	(1.82%)	(1.47%)	(1.37%)
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	372%	125%	407%	190%	165%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.54	$64.74	$33.82	$45.94	$55.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.70)	(.56)	(.31)	(.34)
Net gain (loss) on investments (realized and unrealized)	(5.45)	(3.87)	32.12	(11.81)	(2.36)
Total from investment operations	(5.62)	(4.57)	31.56	(12.12)	(2.70)
Less distributions from:
Net realized gains	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$43.24	$53.54	$64.74	$33.82	$45.94

Total Return	(10.32%)	(8.09%)	93.53%	(26.38%)	(4.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,247	$29,225	$50,599	$27,848	$47,929
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(1.10%)	(1.06%)	(0.71%)	(0.64%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.61%
Portfolio turnover rate	372%	125%	407%	190%	165%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Value Fund H-Class returned -1.30%, compared with a return of 0.75% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector contributed the most to the return of the underlying index, followed by the Information Technology and Consumer Discretionary sectors. Real Estate, Utilities, and Financial were sectors detracting the most.

HF Sinclair Corp., Unum Group, and PVH Corp. added the most to return of the underlying index. Kohl’s Corp., United States Steel Corp., and SL Green Realty Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
Taylor Morrison Home Corp. — Class A	3.3%
Goodyear Tire & Rubber Co.	3.3%
KB Home	3.3%
United States Steel Corp.	3.1%
PVH Corp.	2.8%
Cleveland-Cliffs, Inc.	2.7%
Avnet, Inc.	2.5%
Arrow Electronics, Inc.	2.5%
Brighthouse Financial, Inc.	2.3%
JetBlue Airways Corp.	2.3%
Top Ten Total	28.1%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(1.32%)	7.40%	8.03%
A-Class Shares with sales charge‡	(6.00%)	6.36%	7.51%
C-Class Shares	(2.06%)	6.60%	7.23%
C-Class Shares with CDSC§	(2.89%)	6.60%	7.23%
H-Class Shares	(1.30%)	7.41%	8.03%
S&P MidCap 400 Pure Value Index	0.75%	9.77%	10.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Consumer, Cyclical - 36.8%
Taylor Morrison Home Corp. — Class A*	10,297	$393,963
Goodyear Tire & Rubber Co.*	35,503	391,243
KB Home	9,533	383,036
PVH Corp.	3,636	324,186
JetBlue Airways Corp.*	36,661	266,892
Kohl’s Corp.	11,115	261,647
Lithia Motors, Inc. — Class A	1,140	260,980
Thor Industries, Inc.	3,188	253,893
Foot Locker, Inc.	6,069	240,879
Toll Brothers, Inc.	3,942	236,638
Adient plc*	5,347	219,013
Dana, Inc.	12,154	182,918
Macy’s, Inc.	9,551	167,047
Univar Solutions, Inc.*	4,718	165,271
Lear Corp.	979	136,561
Nordstrom, Inc.[1]	8,382	136,375
Gap, Inc.	12,921	129,727
Topgolf Callaway Brands Corp.*	5,055	109,289
Skechers USA, Inc. — Class A*	1,489	70,757
Total Consumer, Cyclical		4,330,315

Financial - 20.0%
Brighthouse Financial, Inc.*	6,106	269,336
Park Hotels & Resorts, Inc. REIT	15,217	188,082
Navient Corp.	10,511	168,071
Unum Group	4,128	163,304
New York Community Bancorp, Inc.	16,300	147,352
First American Financial Corp.	2,308	128,463
Jones Lang LaSalle, Inc.*	861	125,267
Old Republic International Corp.	4,156	103,775
Janus Henderson Group plc	3,815	101,632
MGIC Investment Corp.	7,029	94,329
Kemper Corp.	1,560	85,270
Vornado Realty Trust REIT	5,359	82,368
Cousins Properties, Inc. REIT	3,646	77,951
Essent Group Ltd.	1,923	77,016
CNO Financial Group, Inc.	3,286	72,916
Reinsurance Group of America, Inc. — Class A	497	65,982
Medical Properties Trust, Inc. REIT[1]	7,941	65,275
FNB Corp.	5,619	65,180
Starwood Property Trust, Inc. REIT	3,409	60,305
Kilroy Realty Corp. REIT	1,799	58,288
Associated Banc-Corp.	3,145	56,547
Sabra Health Care REIT, Inc.	4,696	54,004
PacWest Bancorp[1]	4,149	40,370
Total Financial		2,351,083

Industrial - 15.0%
Avnet, Inc.	6,618	299,134
Arrow Electronics, Inc.*	2,383	297,565
TD SYNNEX Corp.	2,498	241,781
Jabil, Inc.	2,312	203,826
Ryder System, Inc.	2,200	196,328
XPO, Inc.*	5,375	171,463
Fluor Corp.*	3,309	102,281
Greif, Inc. — Class A	1,541	97,653
Coherent Corp.*	2,327	88,612
Vishay Intertechnology, Inc.	2,750	62,205
Total Industrial		1,760,848

Consumer, Non-cyclical - 13.2%
Tenet Healthcare Corp.*	3,722	221,161
ManpowerGroup, Inc.	2,404	198,402
Graham Holdings Co. — Class B	294	175,177
Syneos Health, Inc.*	4,764	169,694
Pilgrim’s Pride Corp.*	7,155	165,853
Enovis Corp.*	2,990	159,935
Perrigo Company plc	3,446	123,608
GXO Logistics, Inc.*	2,112	106,572
Patterson Companies, Inc.	3,891	104,162
Post Holdings, Inc.*	768	69,020
Hertz Global Holdings, Inc.*	3,784	61,641
Total Consumer, Non-cyclical		1,555,225

Basic Materials - 7.5%
United States Steel Corp.	14,187	370,281
Cleveland-Cliffs, Inc.*	17,575	322,150
Avient Corp.	2,819	116,030
Alcoa Corp.	1,715	72,990
Total Basic Materials		881,451

Technology - 5.1%
Xerox Holdings Corp.	13,324	205,190
Kyndryl Holdings, Inc.*	10,639	157,032
NCR Corp.*	6,633	156,472
MKS Instruments, Inc.	903	80,024
Total Technology		598,718

Utilities - 1.3%
UGI Corp.	2,591	90,063
Southwest Gas Holdings, Inc.	1,073	67,009
Total Utilities		157,072

Communications - 0.5%
Frontier Communications Parent, Inc.*	2,752	62,663

Total Common Stocks
(Cost $10,437,166)		11,697,375

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P MIDCAP 400® PURE VALUE FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$51,898	$51,898
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	20,504	20,504
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	20,504	20,504
Total Repurchase Agreements
(Cost $92,906)		92,906

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[4]	172,620	172,620
Total Securities Lending Collateral
(Cost $172,620)		172,620

Total Investments - 101.7%
(Cost $10,702,692)		$11,962,901
Other Assets & Liabilities, net - (1.7)%		(205,518)
Total Net Assets - 100.0%		$11,757,383

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,697,375	$—	$—	$11,697,375
Repurchase Agreements	—	92,906	—	92,906
Securities Lending Collateral	172,620	—	—	172,620
Total Assets	$11,869,995	$92,906	$—	$11,962,901

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $174,029 of securities loaned (cost $10,609,786)	$11,869,995
Repurchase agreements, at value (cost $92,906)	92,906
Receivables:
Dividends	21,100
Fund shares sold	9,602
Securities lending income	120
Interest	12
Total assets	11,993,735

Liabilities:
Payable for:
Return of securities lending collateral	172,620
Fund shares redeemed	13,915
Management fees	13,513
Transfer agent fees	8,346
Distribution and service fees	5,726
Portfolio accounting and administration fees	2,748
Trustees’ fees*	335
Miscellaneous	19,149
Total liabilities	236,352
Net assets	$11,757,383

Net assets consist of:
Paid in capital	$12,982,990
Total distributable earnings (loss)	(1,225,607)
Net assets	$11,757,383

A-Class:
Net assets	$2,240,910
Capital shares outstanding	36,947
Net asset value per share	$60.65
Maximum offering price per share (Net asset value divided by 95.25%)	$63.67

C-Class:
Net assets	$1,767,758
Capital shares outstanding	35,531
Net asset value per share	$49.75

H-Class:
Net assets	$7,748,715
Capital shares outstanding	127,959
Net asset value per share	$60.56

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends	$610,836
Interest	4,789
Income from securities lending, net	329
Total investment income	615,954

Expenses:
Management fees	201,826
Distribution and service fees:
A-Class	3,604
C-Class	9,802
H-Class	61,221
Transfer agent fees	58,654
Portfolio accounting and administration fees	38,165
Professional fees	9,177
Trustees’ fees*	5,679
Custodian fees	4,221
Line of credit fees	345
Miscellaneous	31,908
Total expenses	424,602
Net investment income	191,352

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(679,914)
Net realized loss	(679,914)
Net change in unrealized appreciation (depreciation) on:
Investments	(422,791)
Net change in unrealized appreciation (depreciation)	(422,791)
Net realized and unrealized loss	(1,102,705)
Net decrease in net assets resulting from operations	$(911,353)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$191,352	$356,229
Net realized gain (loss) on investments	(679,914)	21,578,814
Net change in unrealized appreciation (depreciation) on investments	(422,791)	(21,123,480)
Net increase (decrease) in net assets resulting from operations	(911,353)	811,563

Distributions to shareholders:
A-Class	(216,123)	(93,147)
C-Class	(279,123)	(51,807)
H-Class	(2,173,163)	(2,191,285)
Total distributions to shareholders	(2,668,409)	(2,336,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,636,761	1,769,648
C-Class	1,978,270	1,327,108
H-Class	333,340,335	185,241,615
Distributions reinvested
A-Class	216,123	93,147
C-Class	276,619	51,420
H-Class	2,155,836	2,183,880
Cost of shares redeemed
A-Class	(706,450)	(2,296,828)
C-Class	(629,158)	(2,546,887)
H-Class	(352,963,951)	(312,091,871)
Net decrease from capital share transactions	(14,695,615)	(126,268,768)
Net decrease in net assets	(18,275,377)	(127,793,444)

Net assets:
Beginning of year	30,032,760	157,826,204
End of year	$11,757,383	$30,032,760

Capital share activity:
Shares sold
A-Class	24,062	23,825
C-Class	33,722	20,517
H-Class	5,080,728	2,540,885
Shares issued from reinvestment of distributions
A-Class	3,753	1,336
C-Class	5,844	866
H-Class	37,506	31,387
Shares redeemed
A-Class	(10,689)	(31,957)
C-Class	(12,248)	(41,033)
H-Class	(5,389,191)	(4,375,648)
Net decrease in shares	(226,513)	(1,829,822)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.65	$70.16	$30.53	$51.62	$53.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.40	.20	.34	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.88)	4.22	39.45	(21.43)	(.17)
Total from investment operations	(1.39)	4.62	39.65	(21.09)	(.21)
Less distributions from:
Net investment income	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	(8.53)	(3.27)	—	—	(1.47)
Total distributions	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$60.65	$70.65	$70.16	$30.53	$51.62

Total Return[b]	(1.32%)	6.67%	129.91%	(40.86%)	(0.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,241	$1,400	$1,868	$749	$1,203
Ratios to average net assets:
Net investment income (loss)	0.75%	0.55%	0.41%	0.68%	(0.07%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	1,064%	252%	454%	993%	558%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.04	$60.66	$26.59	$45.31	$47.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.13)	(.13)	(.05)	(.41)
Net gain (loss) on investments (realized and unrealized)	(1.66)	3.64	34.22	(18.67)	(.14)
Total from investment operations	(1.68)	3.51	34.09	(18.72)	(.55)
Less distributions from:
Net investment income	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	(8.53)	(3.27)	—	—	(1.47)
Total distributions	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$49.75	$60.04	$60.66	$26.59	$45.31

Total Return[b]	(2.06%)	5.86%	128.24%	(41.32%)	(0.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,768	$493	$1,690	$708	$1,842
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.21%)	(0.30%)	(0.12%)	(0.85%)
Total expenses	2.30%	2.26%	2.34%	2.37%	2.37%
Portfolio turnover rate	1,064%	252%	454%	993%	558%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.54	$70.05	$30.48	$51.54	$53.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.35	.31	.20	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.86)	4.27	39.28	(21.26)	(.15)
Total from investment operations	(1.37)	4.62	39.59	(21.06)	(.22)
Less distributions from:
Net investment income	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	(8.53)	(3.27)	—	—	(1.47)
Total distributions	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$60.56	$70.54	$70.05	$30.48	$51.54

Total Return	(1.30%)	6.68%	129.92%	(40.86%)	(0.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,749	$28,139	$154,269	$1,618	$10,928
Ratios to average net assets:
Net investment income (loss)	0.74%	0.48%	0.51%	0.39%	(0.13%)
Total expenses	1.55%	1.51%	1.54%	1.63%	1.62%
Portfolio turnover rate	1,064%	252%	454%	993%	558%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Growth Fund H-Class return was -15.95%, compared with a return of -14.63% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Staples, Consumer Discretionary, and Information Technology sectors contributed the most to the return of the underlying index. Financial, Health Care, and Real Estate were sectors detracting the most.

The best-performing stocks of the underlying index were Axcelis Technologies, Inc., Dorian LPG Ltd., and Celsius Holdings, Inc. The weakest performers were iTeos Therapeutics, Inc., Clearfield, Inc., and Organogenesis Holdings, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
Axcelis Technologies, Inc.	2.5%
Encore Wire Corp.	1.8%
Civitas Resources, Inc.	1.7%
Vir Biotechnology, Inc.	1.7%
Green Brick Partners, Inc.	1.6%
Rambus, Inc.	1.6%
Comstock Resources, Inc.	1.6%
Catalyst Pharmaceuticals, Inc.	1.4%
ARMOUR Residential REIT, Inc.	1.4%
StoneX Group, Inc.	1.4%
Top Ten Total	16.7%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(15.84%)	0.00%	5.89%
A-Class Shares with sales charge‡	(19.84%)	(0.97%)	5.38%
C-Class Shares	(16.43%)	(0.75%)	5.10%
C-Class Shares with CDSC§	(17.27%)	(0.75%)	5.10%
H-Class Shares	(15.95%)	(0.03%)	5.88%
S&P SmallCap 600 Pure Growth Index	(14.63%)	1.78%	7.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Consumer, Non-cyclical - 24.8%
Vir Biotechnology, Inc.*	3,304	$76,884
Catalyst Pharmaceuticals, Inc.*	4,010	66,486
iTeos Therapeutics, Inc.*	4,600	62,606
elf Beauty, Inc.*	736	60,610
Cross Country Healthcare, Inc.*	2,389	53,323
Cal-Maine Foods, Inc.	861	52,426
Cytokinetics, Inc.*	1,396	49,125
Zynex, Inc.*	3,946	47,352
Dynavax Technologies Corp.*	4,804	47,127
Adtalem Global Education, Inc.*	1,206	46,576
Amphastar Pharmaceuticals, Inc.*	1,213	45,488
Ensign Group, Inc.	463	44,235
AMN Healthcare Services, Inc.*	500	41,480
Simply Good Foods Co.*	1,039	41,321
MGP Ingredients, Inc.	372	35,980
Innoviva, Inc.*	2,923	32,884
Stride, Inc.*	828	32,499
Corcept Therapeutics, Inc.*	1,497	32,425
REGENXBIO, Inc.*	1,703	32,204
Tootsie Roll Industries, Inc.	688	30,885
Supernus Pharmaceuticals, Inc.*	849	30,759
uniQure N.V.*	1,511	30,432
Medifast, Inc.	217	22,496
Hostess Brands, Inc.*	850	21,148
Collegium Pharmaceutical, Inc.*	851	20,415
AdaptHealth Corp.*	1,599	19,876
Addus HomeCare Corp.*	181	19,323
Xencor, Inc.*	679	18,937
Arcus Biosciences, Inc.*	1,009	18,404
Pacira BioSciences, Inc.*	387	15,793
Ligand Pharmaceuticals, Inc.*	107	—
Ligand Pharmaceuticals, Inc.*	107	—
Total Consumer, Non-cyclical		1,149,499

Industrial - 19.9%
Encore Wire Corp.	444	82,287
Advanced Energy Industries, Inc.	597	58,506
Dorian LPG Ltd.	2,822	56,271
Matson, Inc.	929	55,433
Comfort Systems USA, Inc.	375	54,735
Mueller Industries, Inc.	730	53,640
PGT Innovations, Inc.*	2,078	52,179
Boise Cascade Co.	789	49,904
AAON, Inc.	451	43,607
Lindsay Corp.	260	39,294
Marten Transport Ltd.	1,818	38,087
Forward Air Corp.	350	37,716
Myers Industries, Inc.	1,675	35,895
Fabrinet*	268	31,828
Applied Industrial Technologies, Inc.	190	27,004
CTS Corp.	534	26,412
Plexus Corp.*	262	25,563
EnPro Industries, Inc.	233	24,206
Badger Meter, Inc.	196	23,877
Franklin Electric Company, Inc.	244	22,960
Hillenbrand, Inc.	458	21,769
NV5 Global, Inc.*	206	21,418
Aerojet Rocketdyne Holdings, Inc.*	357	20,053
AeroVironment, Inc.*	218	19,982
Total Industrial		922,626

Financial - 14.7%
ARMOUR Residential REIT, Inc. [1]	12,626	66,287
StoneX Group, Inc.*	632	65,431
Mr Cooper Group, Inc.*	1,478	60,554
OFG Bancorp	1,748	43,595
Piper Sandler Cos.	288	39,920
St. Joe Co.	958	39,862
Avantax, Inc.*	1,370	36,058
Palomar Holdings, Inc.*	636	35,107
First BanCorp	2,708	30,925
Marcus & Millichap, Inc.	868	27,872
Hanmi Financial Corp.	1,495	27,762
BancFirst Corp.	301	25,013
Stellar Bancorp, Inc.	937	23,060
City Holding Co.	243	22,084
Preferred Bank/Los Angeles CA	382	20,937
Dime Community Bancshares, Inc.	888	20,175
NBT Bancorp, Inc.	578	19,484
Bancorp, Inc.*	688	19,161
ServisFirst Bancshares, Inc.	301	16,444
Banner Corp.	267	14,517
Heritage Financial Corp.	651	13,931
CVB Financial Corp.	642	10,709
Total Financial		678,888

Technology - 14.2%
Axcelis Technologies, Inc.*	865	115,261
Rambus, Inc.*	1,473	75,506
DoubleVerify Holdings, Inc.*	1,733	52,250
Kulicke & Soffa Industries, Inc.	963	50,740
Photronics, Inc.*	2,513	41,666
Verra Mobility Corp.*	2,229	37,715
Alpha & Omega Semiconductor Ltd.*	1,206	32,502
Diodes, Inc.*	315	29,219
Onto Innovation, Inc.*	329	28,913
Agilysys, Inc.*	346	28,548
Progress Software Corp.	496	28,495
Veeco Instruments, Inc.*	1,052	22,229
Digi International, Inc.*	634	21,353
MaxLinear, Inc. — Class A*	576	20,281
SPS Commerce, Inc.*	132	20,104
NextGen Healthcare, Inc.*	1,056	18,385
Veradigm, Inc.*	1,313	17,135
NetScout Systems, Inc.*	513	14,697
Total Technology		654,999

Energy - 9.8%
Civitas Resources, Inc.	1,168	79,821
Comstock Resources, Inc.	6,657	71,829
REX American Resources Corp.*	2,230	63,755

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
SM Energy Co.	2,047	$57,644
Vital Energy, Inc.*	1,170	53,282
Northern Oil and Gas, Inc.	1,572	47,710
Ranger Oil Corp. — Class A	1,010	41,248
CONSOL Energy, Inc.	362	21,094
RPC, Inc.	2,429	18,679
Total Energy		455,062

Consumer, Cyclical - 7.6%
Green Brick Partners, Inc.*	2,167	75,975
Cavco Industries, Inc.*	154	48,932
Monarch Casino & Resort, Inc.	628	46,566
Jack in the Box, Inc.	520	45,547
XPEL, Inc.*	616	41,858
Sun Country Airlines Holdings, Inc.*	1,704	34,932
Titan International, Inc.*	2,967	31,094
Ethan Allen Interiors, Inc.	1,031	28,311
Total Consumer, Cyclical		353,215

Communications - 3.9%
Cars.com, Inc.*	2,301	44,409
ATN International, Inc.	878	35,928
Harmonic, Inc.*	2,406	35,104
Clearfield, Inc.*	637	29,672
Extreme Networks, Inc.*	920	17,590
A10 Networks, Inc.	1,072	16,605
Total Communications		179,308

Basic Materials - 3.4%
Hawkins, Inc.	1,148	50,260
Kaiser Aluminum Corp.	488	36,419
American Vanguard Corp.	1,280	28,006
Innospec, Inc.	237	24,333
Livent Corp.*	845	18,353
Total Basic Materials		157,371

Utilities - 1.0%
Unitil Corp.	402	22,930
SJW Group	277	21,088
Total Utilities		44,018

Total Common Stocks
(Cost $4,253,377)		4,594,986

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$16,419	16,419
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	6,486	6,486
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	6,487	6,487
Total Repurchase Agreements
(Cost $29,392)		29,392

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[4]	49,712	49,712
Total Securities Lending Collateral
(Cost $49,712)		49,712

Total Investments - 101.0%
(Cost $4,332,481)		$4,674,090
Other Assets & Liabilities, net - (1.0)%		(47,794)
Total Net Assets - 100.0%		$4,626,296

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,594,986	$—	$—	$4,594,986
Repurchase Agreements	—	29,392	—	29,392
Securities Lending Collateral	49,712	—	—	49,712
Total Assets	$4,644,698	$29,392	$—	$4,674,090

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $49,712 of securities loaned (cost $4,303,089)	$4,644,698
Repurchase agreements, at value (cost $29,392)	29,392
Cash	226
Receivables:
Fund shares sold	10,348
Dividends	2,354
Securities lending income	6
Interest	4
Total assets	4,687,028

Liabilities:
Payable for:
Return of securities lending collateral	49,712
Management fees	2,915
Transfer agent fees	2,047
Distribution and service fees	1,147
Portfolio accounting and administration fees	593
Trustees’ fees*	68
Fund shares redeemed	1
Miscellaneous	4,249
Total liabilities	60,732
Net assets	$4,626,296

Net assets consist of:
Paid in capital	$4,532,010
Total distributable earnings (loss)	94,286
Net assets	$4,626,296

A-Class:
Net assets	$947,565
Capital shares outstanding	21,179
Net asset value per share	$44.74
Maximum offering price per share (Net asset value divided by 95.25%)	$46.97

C-Class:
Net assets	$277,810
Capital shares outstanding	7,851
Net asset value per share	$35.39

H-Class:
Net assets	$3,400,921
Capital shares outstanding	76,131
Net asset value per share	$44.67

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $718)	$213,227
Interest	2,079
Income from securities lending, net	197
Total investment income	215,503

Expenses:
Management fees	99,699
Distribution and service fees:
A-Class	3,103
C-Class	4,595
H-Class	28,981
Transfer agent fees	28,348
Portfolio accounting and administration fees	19,510
Registration fees	10,480
Professional fees	6,212
Trustees’ fees*	2,463
Custodian fees	2,094
Line of credit fees	29
Miscellaneous	3,390
Total expenses	208,904
Net investment income	6,599

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	288,771
Net realized gain	288,771
Net change in unrealized appreciation (depreciation) on:
Investments	(29,892)
Net change in unrealized appreciation (depreciation)	(29,892)
Net realized and unrealized gain	258,879
Net increase in net assets resulting from operations	$265,478

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,599	$(111,248)
Net realized gain on investments	288,771	5,969,879
Net change in unrealized appreciation (depreciation) on investments	(29,892)	(6,844,889)
Net increase (decrease) in net assets resulting from operations	265,478	(986,258)

Distributions to shareholders:
A-Class	—	(706,703)
C-Class	—	(332,554)
H-Class	—	(1,437,234)
Total distributions to shareholders	—	(2,476,491)

Capital share transactions:
Proceeds from sale of shares
A-Class	557,244	454,336
C-Class	384,770	282,551
H-Class	117,176,874	74,459,393
Distributions reinvested
A-Class	—	688,403
C-Class	—	307,513
H-Class	—	1,413,171
Cost of shares redeemed
A-Class	(763,817)	(2,264,411)
C-Class	(478,499)	(2,016,862)
H-Class	(117,717,482)	(95,507,267)
Net decrease from capital share transactions	(840,910)	(22,183,173)
Net decrease in net assets	(575,432)	(25,645,922)

Net assets:
Beginning of year	5,201,728	30,847,650
End of year	$4,626,296	$5,201,728

Capital share activity:
Shares sold
A-Class	12,180	6,045
C-Class	10,501	3,513
H-Class	2,556,914	824,847
Shares issued from reinvestment of distributions
A-Class	—	11,319
C-Class	—	6,331
H-Class	—	23,239
Shares redeemed
A-Class	(17,455)	(29,551)
C-Class	(14,065)	(28,440)
H-Class	(2,543,098)	(1,066,823)
Net increase (decrease) in shares	4,977	(249,520)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.16	$89.23	$43.85	$65.22	$71.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	(.70)	(.62)	(.44)	(.70)
Net gain (loss) on investments (realized and unrealized)	(8.55)[c]	(5.41)	46.00	(20.93)	(.94)
Total from investment operations	(8.42)	(6.11)	45.38	(21.37)	(1.64)
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)
Total distributions	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$44.74	$53.16	$89.23	$43.85	$65.22

Total Return[b]	(15.84%)	(11.08%)	103.49%	(32.77%)	(2.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$948	$1,406	$3,448	$1,169	$2,397
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.88%)	(0.86%)	(0.69%)	(0.93%)
Total expenses	1.55%	1.51%	1.58%	1.63%	1.62%
Portfolio turnover rate	812%	707%	752%	628%	421%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$42.35	$77.59	$38.41	$57.57	$64.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(1.17)	(.96)	(.79)	(1.16)
Net gain (loss) on investments (realized and unrealized)	(6.76)[c]	(4.11)	40.14	(18.37)	(.77)
Total from investment operations	(6.96)	(5.28)	39.18	(19.16)	(1.93)
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)
Total distributions	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$35.39	$42.35	$77.59	$38.41	$57.57

Total Return[b]	(16.43%)	(11.75%)	102.00%	(33.28%)	(3.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278	$483	$2,329	$678	$1,252
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(1.69%)	(1.59%)	(1.43%)	(1.70%)
Total expenses	2.30%	2.26%	2.33%	2.38%	2.36%
Portfolio turnover rate	812%	707%	752%	628%	421%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.15	$89.21	$43.84	$65.21	$71.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.81)	(.86)	(.40)	(.77)
Net gain (loss) on investments (realized and unrealized)	(8.50)[c]	(5.29)	46.23	(20.97)	(.87)
Total from investment operations	(8.48)	(6.10)	45.37	(21.37)	(1.64)
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)
Total distributions	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$44.67	$53.15	$89.21	$43.84	$65.21

Total Return	(15.95%)	(11.06%)	103.49%	(32.77%)	(2.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,401	$3,312	$25,071	$2,430	$7,525
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.97%)	(1.05%)	(0.63%)	(0.99%)
Total expenses	1.55%	1.51%	1.54%	1.63%	1.61%
Portfolio turnover rate	812%	707%	752%	628%	421%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Value Fund H-Class returned -6.43%, compared with a return of -4.36% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index were the Industrial, Energy, and Information Technology sectors. Real Estate, Consumer Discretionary, and Communication Services were sectors detracting the most.

The stocks contributing the most to return of the underlying index were PBF Energy, Inc. - Class A, Powell Industries, Inc., and M/I Homes, Inc. Those detracting the most were Anywhere Real Estate, Inc., Big Lots, Inc., and Aaron’s Company, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
M/I Homes, Inc.	2.0%
Olympic Steel, Inc.	2.0%
SkyWest, Inc.	1.8%
Lumen Technologies, Inc.	1.7%
Century Communities, Inc.	1.6%
G-III Apparel Group Ltd.	1.6%
Tri Pointe Homes, Inc.	1.5%
Kelly Services, Inc. — Class A	1.4%
Genworth Financial, Inc. — Class A	1.4%
Fresh Del Monte Produce, Inc.	1.4%
Top Ten Total	16.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(6.42%)	4.32%	5.74%
A-Class Shares with sales charge‡	(10.86%)	3.31%	5.23%
C-Class Shares	(7.13%)	3.56%	4.95%
C-Class Shares with CDSC§	(8.06%)	3.56%	4.95%
H-Class Shares	(6.43%)	4.32%	5.75%
S&P SmallCap 600 Pure Value Index	(4.36%)	6.87%	8.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Consumer, Cyclical - 35.9%
M/I Homes, Inc.*	2,796	$176,400
SkyWest, Inc.*	6,901	152,995
Century Communities, Inc.	2,158	137,939
G-III Apparel Group Ltd.*	8,812	137,027
Tri Pointe Homes, Inc.*	5,043	127,689
Wolverine World Wide, Inc.	6,936	118,259
MDC Holdings, Inc.	2,951	114,705
America’s Car-Mart, Inc.*	1,273	100,834
Meritage Homes Corp.	809	94,459
ScanSource, Inc.*	3,093	94,151
Patrick Industries, Inc.	1,365	93,926
Resideo Technologies, Inc.*	5,122	93,630
Group 1 Automotive, Inc.	409	92,606
World Fuel Services Corp.	3,462	88,454
MarineMax, Inc.*	2,929	84,209
Abercrombie & Fitch Co. — Class A*	2,806	77,866
Sonic Automotive, Inc. — Class A	1,311	71,240
Big Lots, Inc.	6,348	69,574
ODP Corp.*	1,445	64,996
Genesco, Inc.*	1,756	64,761
Children’s Place, Inc.*	1,575	63,394
MillerKnoll, Inc.	2,938	60,082
La-Z-Boy, Inc.	1,985	57,724
Sally Beauty Holdings, Inc.*	3,508	54,655
Hanesbrands, Inc.	10,288	54,115
Veritiv Corp.	394	53,245
Caleres, Inc.	2,370	51,263
GMS, Inc.*	858	49,670
Signet Jewelers Ltd.	599	46,590
Zumiez, Inc.*	2,313	42,652
Shoe Carnival, Inc.	1,630	41,810
American Axle & Manufacturing Holdings, Inc.*	5,122	40,003
Designer Brands, Inc. — Class A	4,557	39,828
Urban Outfitters, Inc.*	1,284	35,592
Allegiant Travel Co. — Class A*	373	34,308
KAR Auction Services, Inc.*	2,492	34,090
Chico’s FAS, Inc.*	6,172	33,946
Sleep Number Corp.*	1,055	32,083
American Eagle Outfitters, Inc.	2,326	31,261
PC Connection, Inc.	677	30,438
Standard Motor Products, Inc.	803	29,638
Guess?, Inc.	1,450	28,217
Marcus Corp.	1,677	26,832
HNI Corp.	958	26,671
LGI Homes, Inc.*	226	25,771
Interface, Inc. — Class A	2,975	24,157
El Pollo Loco Holdings, Inc.	1,994	19,122
Hawaiian Holdings, Inc.*	1,866	17,093
Total Consumer, Cyclical		3,139,970

Financial - 16.1%
Genworth Financial, Inc. — Class A*	24,783	124,411
Stewart Information Services Corp.	2,390	96,437
Anywhere Real Estate, Inc.*	17,335	91,529
Universal Insurance Holdings, Inc.	4,488	81,771
Douglas Elliman, Inc.	20,412	63,481
EZCORP, Inc. — Class A*	7,245	62,307
Cushman & Wakefield plc*	5,856	61,722
SiriusPoint Ltd.*	6,834	55,560
Pebblebrook Hotel Trust REIT	3,813	53,535
Radian Group, Inc.	2,223	49,128
World Acceptance Corp.*	541	45,060
RE/MAX Holdings, Inc. — Class A	2,358	44,236
Office Properties Income Trust REIT	3,582	44,059
Bread Financial Holdings, Inc.	1,439	43,631
LendingTree, Inc.*	1,584	42,229
Encore Capital Group, Inc.*	784	39,553
Ambac Financial Group, Inc.*	2,520	39,010
SL Green Realty Corp. REIT[1]	1,549	36,432
Service Properties Trust REIT	3,497	34,830
JBG SMITH Properties REIT	2,115	31,852
Hudson Pacific Properties, Inc. REIT	4,526	30,098
United Fire Group, Inc.	1,117	29,656
Apollo Commercial Real Estate Finance, Inc. REIT	3,026	28,172
Brandywine Realty Trust REIT	5,617	26,568
ProAssurance Corp.	1,402	25,909
Enova International, Inc.*	572	25,414
Hilltop Holdings, Inc.	791	23,469
Ready Capital Corp. REIT	2,056	20,910
Hope Bancorp, Inc.	2,121	20,828
HomeStreet, Inc.	985	17,720
Orion Office REIT, Inc.	2,350	15,745
Total Financial		1,405,262

Consumer, Non-cyclical - 15.1%
Kelly Services, Inc. — Class A	7,589	125,902
Fresh Del Monte Produce, Inc.	4,093	123,240
Enhabit, Inc.*	7,456	103,713
Aaron’s Company, Inc.	9,860	95,248
Emergent BioSolutions, Inc.*	8,210	85,056
Seneca Foods Corp. — Class A*	1,351	70,617
PROG Holdings, Inc.*	2,717	64,637
TrueBlue, Inc.*	3,601	64,098
B&G Foods, Inc.[1]	4,080	63,362
Deluxe Corp.	3,550	56,800
SpartanNash Co.	2,100	52,080
Upbound Group, Inc.	2,118	51,912
Owens & Minor, Inc.*	3,177	46,226
United Natural Foods, Inc.*	1,741	45,875
Heidrick & Struggles International, Inc.	1,418	43,050
Universal Corp.	810	42,841
ABM Industries, Inc.	932	41,884
GEO Group, Inc.*	4,396	34,684
Phibro Animal Health Corp. — Class A	2,126	32,570
CoreCivic, Inc.*	3,055	28,106
Green Dot Corp. — Class A*	1,448	24,877
Orthofix Medical, Inc.*	1,143	19,145
Total Consumer, Non-cyclical		1,315,923

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Industrial - 11.6%
Olympic Steel, Inc.	3,311	$172,867
Clearwater Paper Corp.*	2,072	69,246
Harsco Corp.*	9,973	68,115
DXP Enterprises, Inc.*	2,521	67,865
Benchmark Electronics, Inc.	2,705	64,082
Greenbrier Companies, Inc.	1,916	61,638
ArcBest Corp.	654	60,443
RXO, Inc.*	2,983	58,586
Kaman Corp.	2,388	54,590
Comtech Telecommunications Corp.	4,358	54,388
American Woodmark Corp.*	1,040	54,153
Tredegar Corp.	5,521	50,407
Powell Industries, Inc.	1,070	45,571
Proto Labs, Inc.*	1,307	43,327
TTM Technologies, Inc.*	2,609	35,195
Ichor Holdings Ltd.*	917	30,023
Granite Construction, Inc.	682	28,016
Total Industrial		1,018,512

Communications - 7.3%
Lumen Technologies, Inc.	54,672	144,902
Telephone & Data Systems, Inc.	11,444	120,276
AMC Networks, Inc. — Class A*	5,616	98,729
EW Scripps Co. — Class A*	5,969	56,168
Viasat, Inc.*	1,283	43,417
Thryv Holdings, Inc.*	1,876	43,261
Gannett Company, Inc.*	21,067	39,396
Consolidated Communications Holdings, Inc.*	14,983	38,656
NETGEAR, Inc.*	1,968	36,428
Scholastic Corp.	569	19,471
Total Communications		640,704

Basic Materials - 6.4%
Century Aluminum Co.*	8,877	88,770
Arconic Corp.*	3,202	83,988
Mativ Holdings, Inc.	3,884	83,389
Rayonier Advanced Materials, Inc.*	12,921	81,015
Koppers Holdings, Inc.	2,201	76,969
Trinseo plc	2,888	60,215
AdvanSix, Inc.	835	31,955
AZZ, Inc.	665	27,425
Minerals Technologies, Inc.	362	21,872
Total Basic Materials		555,598

Energy - 4.2%
Oil States International, Inc.*	10,358	86,282
Par Pacific Holdings, Inc.*	2,611	76,241
SunCoke Energy, Inc.	8,390	75,342
Helix Energy Solutions Group, Inc.*	5,763	44,606
Bristow Group, Inc.*	1,941	43,478
DMC Global, Inc.*	1,945	42,732
Total Energy		368,681

Technology - 2.6%
Insight Enterprises, Inc.*	515	73,625
Cerence, Inc.*	1,540	43,259
Ebix, Inc.	3,229	42,590
SMART Global Holdings, Inc.*	1,864	32,135
Pitney Bowes, Inc.	8,202	31,906
Total Technology		223,515

Total Common Stocks
(Cost $7,764,509)		8,668,165

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$40,899	40,899
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	16,159	16,159
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	16,159	16,159
Total Repurchase Agreements
(Cost $73,217)		73,217

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund, 4.65%[4]	74,552	74,552
Total Securities Lending Collateral
(Cost $74,552)		74,552

Total Investments - 100.9%
(Cost $7,912,278)		$8,815,934
Other Assets & Liabilities, net - (0.9)%		(74,771)
Total Net Assets - 100.0%		$8,741,163

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,668,165	$—	$—	$8,668,165
Repurchase Agreements	—	73,217	—	73,217
Securities Lending Collateral	74,552	—	—	74,552
Total Assets	$8,742,717	$73,217	$—	$8,815,934

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $74,487 of securities loaned (cost $7,839,061)	$8,742,717
Repurchase agreements, at value (cost $73,217)	73,217
Cash	1,082
Receivables:
Securities sold	21,514
Dividends	9,691
Fund shares sold	652
Securities lending income	44
Interest	10
Total assets	8,848,927

Liabilities:
Payable for:
Return of securities lending collateral	74,552
Management fees	9,227
Transfer agent fees	4,283
Distribution and service fees	3,127
Fund shares redeemed	2,247
Portfolio accounting and administration fees	1,876
Trustees’ fees*	227
Miscellaneous	12,225
Total liabilities	107,764
Net assets	$8,741,163

Net assets consist of:
Paid in capital	$28,202,201
Total distributable earnings (loss)	(19,461,038)
Net assets	$8,741,163

A-Class:
Net assets	$1,212,322
Capital shares outstanding	7,099
Net asset value per share	$170.77
Maximum offering price per share (Net asset value divided by 95.25%)	$179.29

C-Class:
Net assets	$79,572
Capital shares outstanding	560
Net asset value per share	$141.95

H-Class:
Net assets	$7,449,269
Capital shares outstanding	43,731
Net asset value per share	$170.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $17)	$314,282
Interest	2,707
Income from securities lending, net	686
Total investment income	317,675

Expenses:
Management fees	131,134
Distribution and service fees:
A-Class	6,340
C-Class	1,324
H-Class	37,041
Transfer agent fees	38,541
Portfolio accounting and administration fees	24,720
Professional fees	9,121
Trustees’ fees*	3,834
Custodian fees	2,812
Miscellaneous	17,539
Total expenses	272,406
Net investment income	45,269

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,808,762)
Net realized loss	(1,808,762)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,008,207)
Net change in unrealized appreciation (depreciation)	(2,008,207)
Net realized and unrealized loss	(3,816,969)
Net decrease in net assets resulting from operations	$(3,771,700)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$45,269	$(110,693)
Net realized loss on investments	(1,808,762)	(4,306,876)
Net change in unrealized appreciation (depreciation) on investments	(2,008,207)	(1,363,990)
Net decrease in net assets resulting from operations	(3,771,700)	(5,781,559)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,575,515	4,381,306
C-Class	457,743	1,136,324
H-Class	246,177,716	285,628,661
Cost of shares redeemed
A-Class	(6,496,797)	(3,042,008)
C-Class	(448,126)	(2,532,690)
H-Class	(253,626,506)	(297,130,146)
Net decrease from capital share transactions	(10,360,455)	(11,558,553)
Net decrease in net assets	(14,132,155)	(17,340,112)

Net assets:
Beginning of year	22,873,318	40,213,430
End of year	$8,741,163	$22,873,318

Capital share activity:
Shares sold
A-Class	20,336	23,898
C-Class	3,116	7,635
H-Class	1,417,252	1,567,541
Shares redeemed
A-Class	(39,168)	(17,268)
C-Class	(3,473)	(17,106)
H-Class	(1,472,406)	(1,680,517)
Net decrease in shares	(74,343)	(115,817)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$182.48	$167.98	$67.45	$129.32	$138.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.34)	(.14)	(.50)	.30
Net gain (loss) on investments (realized and unrealized)	(11.96)	14.84 [d]	100.67 [d]	(61.37)	(9.20)
Total from investment operations	(11.71)	14.50	100.53	(61.87)	(8.90)
Net asset value, end of period	$170.77	$182.48	$167.98	$67.45	$129.32

Total Return[b]	(6.42%)	8.63%	149.04%	(47.83%)	(6.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,212	$4,732	$3,242	$936	$1,329
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.19%)	(0.31%)	(0.42%)	0.21%
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	1,520%	892%	1,503%	1,104%	534%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$152.84	$141.75	$57.31	$110.69	$119.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.85)	(1.65)	(.40)	(1.25)	(.65)
Net gain (loss) on investments (realized and unrealized)	(10.04)	12.74 [d]	84.84 [d]	(52.13)	(7.88)
Total from investment operations	(10.89)	11.09	84.44	(53.38)	(8.53)
Net asset value, end of period	$141.95	$152.84	$141.75	$57.31	$110.69

Total Return[b]	(7.13%)	7.82%	147.34%	(48.24%)	(7.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80	$140	$1,472	$571	$1,055
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(1.11%)	(1.07%)	(1.20%)	(0.53%)
Total expenses	2.29%	2.26%	2.34%	2.38%	2.36%
Portfolio turnover rate	1,520%	892%	1,503%	1,104%	534%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$182.04	$167.56	$67.25	$129.01	$137.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	(.53)	(.13)	(.55)	.10
Net gain (loss) on investments (realized and unrealized)	(12.19)	15.01 [d]	100.44 [d]	(61.21)	(8.95)
Total from investment operations	(11.70)	14.48	100.31	(61.76)	(8.85)
Net asset value, end of period	$170.34	$182.04	$167.56	$67.25	$129.01

Total Return	(6.43%)	8.64%	149.16%	(47.87%)	(6.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,449	$18,001	$35,499	$1,507	$9,062
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.29%)	(0.18%)	(0.44%)	0.06%
Total expenses	1.55%	1.51%	1.55%	1.64%	1.62%
Portfolio turnover rate	1,520%	892%	1,503%	1,104%	534%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the Reporting Period, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund H-Class returned 5.01% while the underlying index returned 6.47% over the same period.

The sectors contributing the most to the return of the underlying index were the Consumer Discretionary, Financial, and Industrial sectors. The Real Estate and Health Care sectors detracted the most.

Stocks contributing the most to performance of the underlying index were Novo Nordisk A/S ADR, LVMH Moet Hennessy Louis Vuitton SE ADR and TotalEnergies SE ADR. Those detracting the most were Roche Holding AG ADR, Anglo American Plc, and Credit Suisse Group AG.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings	(% of Total Net Assets)
Nestle S.A. ADR	2.7%
ASML Holding N.V. — Class G	2.2%
Novo Nordisk A/S ADR	2.1%
LVMH Moet Hennessy Louis Vuitton SE ADR	1.9%
AstraZeneca plc ADR	1.7%
Roche Holding AG ADR	1.6%
Shell plc ADR	1.6%
Novartis AG ADR	1.6%
TotalEnergies SE ADR	1.2%
HSBC Holdings plc ADR	1.1%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
France	25.1%
United Kingdom	19.7%
Switzerland	19.4%
Germany	12.4%
Netherlands	10.0%
Denmark	5.1%
Spain	2.6%
Other	5.7%
Total Long-Term Investments	100.0%

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	5.48%	5.27%	3.95%
A-Class Shares with sales charge‡	0.47%	4.25%	3.44%
C-Class Shares	4.22%	4.35%	3.00%
C-Class Shares with CDSC§	3.22%	4.35%	3.00%
H-Class Shares	5.01%	5.12%	3.77%
STOXX Europe 50 Index	6.47%	6.27%	5.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 42.0%

Consumer, Non-cyclical - 17.5%
Nestle S.A. ADR	3,123	$380,038
Novo Nordisk A/S ADR	1,867	297,114
AstraZeneca plc ADR	3,520	244,323
Roche Holding AG ADR	6,397	229,397
Novartis AG ADR	2,388	219,696
Unilever plc ADR	2,977	154,596
Sanofi ADR	2,591	141,002
L’Oreal S.A. ADR	1,372	122,300
Diageo plc ADR	633	114,687
GSK plc ADR	2,321	82,581
British American Tobacco plc ADR	2,316	81,338
RELX plc ADR	2,196	71,238
Bayer AG ADR	4,444	70,793
Anheuser-Busch InBev S.A. ADR	1,012	67,531
Reckitt Benckiser Group plc ADR	4,115	63,673
EssilorLuxottica S.A. ADR	690	62,159
Adyen N.V. ADR*	3,238	51,290
Total Consumer, Non-cyclical		2,453,756

Financial - 4.5%
HSBC Holdings plc ADR[1]	4,595	156,827
Allianz SE ADR	4,585	105,684
Zurich Insurance Group AG ADR	1,706	81,615
BNP Paribas S.A. ADR	2,579	76,932
UBS Group AG1	3,481	74,284
Banco Santander S.A. ADR	19,206	70,870
AXA S.A. ADR	2,257	68,997
Total Financial		635,209

Industrial - 4.2%
Siemens AG ADR	1,699	137,534
Schneider Electric SE ADR	3,248	108,256
Airbus SE ADR	2,648	88,655
Vinci S.A. ADR	2,686	76,927
Safran S.A. ADR	1,724	63,823
ABB Ltd. ADR	1,809	62,049
Deutsche Post AG ADR	1,116	52,195
Total Industrial		589,439

Consumer, Cyclical - 4.0%
LVMH Moet Hennessy Louis Vuitton SE ADR	1,472	270,451
Cie Financiere Richemont S.A. ADR	5,942	94,834
Hermes International ADR	400	81,124
Mercedes-Benz Group AG ADR	3,578	68,626
Kering S.A. ADR[1]	818	53,284
Total Consumer, Cyclical		568,319

Energy - 3.8%
Shell plc ADR	3,938	226,593
TotalEnergies SE ADR	2,827	166,934
BP plc ADR	3,597	136,470
Total Energy		529,997

Technology - 3.3%
ASML Holding N.V. — Class G	457	311,085
SAP SE ADR[1]	1,160	146,798
Total Technology		457,883

Basic Materials - 2.2%
Air Liquide S.A. ADR	2,982	99,658
Rio Tinto plc ADR	1,201	82,389
Glencore plc ADR	5,917	67,690
BASF SE ADR	4,057	53,147
Total Basic Materials		302,884

Utilities - 1.4%
Iberdrola S.A. ADR	1,671	83,082
National Grid plc ADR	832	56,568
Enel SpA ADR	8,872	53,587
Total Utilities		193,237

Communications - 1.1%
Deutsche Telekom AG ADR	3,929	95,043
Prosus N.V. ADR	4,083	63,286
Total Communications		158,329

Total Common Stocks
(Cost $5,752,902)		5,889,053

MUTUAL FUNDS† - 1.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	7,027	68,233
Guggenheim Strategy Fund II2	2,760	66,830
Total Mutual Funds
(Cost $138,225)		135,063

	Face Amount
U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
3.36% due 04/11/23[3,4]	$162,000	161,835
Total U.S. Treasury Bills
(Cost $161,838)		161,835

REPURCHASE AGREEMENTS††,5 - 48.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	3,813,200	3,813,200
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	1,506,532	1,506,532
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	1,506,531	1,506,531
Total Repurchase Agreements
(Cost $6,826,263)		6,826,263

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[7]	75,187	$75,187
Total Securities Lending Collateral
(Cost $75,187)		75,187

Total Investments - 93.3%
(Cost $12,954,415)		$13,087,401
Other Assets & Liabilities, net - 6.7%		944,174
Total Net Assets - 100.0%		$14,031,575

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	272	Jun 2023	$11,588,847	$145,075
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	86	Jun 2023	11,711,587	(34,600)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,889,053	$—	$—	$5,889,053
Mutual Funds	135,063	—	—	135,063
U.S. Treasury Bills	—	161,835	—	161,835
Repurchase Agreements	—	6,826,263	—	6,826,263
Securities Lending Collateral	75,187	—	—	75,187
Equity Futures Contracts**	145,075	—	—	145,075
Total Assets	$6,244,378	$6,988,098	$—	$13,232,476

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$34,600	$—	$—	$34,600

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$271,082	$—	$(200,001)	$(5,943)	$1,692	$66,830	2,760	$3,570
Guggenheim Ultra Short Duration Fund — Institutional Class	271,487	—	(200,000)	(5,797)	2,543	68,233	7,027	2,924
	$542,569	$—	$(400,001)	$(11,740)	$4,235	$135,063		$6,494

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $74,079 of securities loaned (cost $5,989,927)	$6,126,075
Investments in affiliated issuers, at value (cost $138,225)	135,063
Repurchase agreements, at value (cost $6,826,263)	6,826,263
Cash	163
Segregated cash with broker	884,194
Receivables:
Fund shares sold	90,159
Variation margin on futures contracts	41,965
Foreign tax reclaims	16,750
Dividends	4,395
Interest	909
Securities lending income	186
Investment Adviser	148
Total assets	14,126,270

Liabilities:
Payable for:
Return of securities lending collateral	75,187
Fund shares redeemed	10,641
Management fees	2,465
Transfer agent fees	820
Distribution and service fees	792
Trustees’ fees*	44
Miscellaneous	4,746
Total liabilities	94,695
Net assets	$14,031,575

Net assets consist of:
Paid in capital	$15,035,861
Total distributable earnings (loss)	(1,004,286)
Net assets	$14,031,575

A-Class:
Net assets	$388,226
Capital shares outstanding	3,637
Net asset value per share	$106.74
Maximum offering price per share (Net asset value divided by 95.25%)	$112.06

C-Class:
Net assets	$164,574
Capital shares outstanding	1,909
Net asset value per share	$86.21

H-Class:
Net assets	$13,478,775
Capital shares outstanding	128,204
Net asset value per share	$105.14

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,982)	$24,446
Dividends from securities of affiliated issuers	6,494
Interest	43,252
Income from securities lending, net	907
Total investment income	75,099

Expenses:
Management fees	22,747
Distribution and service fees:
A-Class	1,151
C-Class	701
H-Class	4,993
Transfer agent fees	5,764
Portfolio accounting and administration fees	3,403
Professional fees	1,556
Custodian fees	555
Trustees’ fees*	458
Miscellaneous	4,007
Total expenses	45,335
Less:
Expenses reimbursed by Adviser	(760)
Expenses waived by Adviser	(303)
Total waived expenses	(1,063)
Net expenses	44,272
Net investment income	30,827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(145,197)
Investments in affiliated issuers	(11,740)
Futures contracts	143,542
Foreign currency transactions	2,613
Net realized loss	(10,782)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	67,325
Investments in affiliated issuers	4,235
Futures contracts	(154,402)
Foreign currency translations	9
Net change in unrealized appreciation (depreciation)	(82,833)
Net realized and unrealized loss	(93,615)
Net decrease in net assets resulting from operations	$(62,788)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$30,827	$(39,762)
Net realized loss on investments	(10,782)	(1,176,147)
Net change in unrealized appreciation (depreciation) on investments	(82,833)	255,198
Net decrease in net assets resulting from operations	(62,788)	(960,711)

Capital share transactions:
Proceeds from sale of shares
A-Class	18,528,974	32,230,106
C-Class	208,645	1,637,119
H-Class	41,975,592	51,058,459
Cost of shares redeemed
A-Class	(18,854,295)	(31,654,971)
C-Class	(543,957)	(1,310,271)
H-Class	(32,367,804)	(47,533,568)
Net increase from capital share transactions	8,947,155	4,426,874
Net increase in net assets	8,884,367	3,466,163

Net assets:
Beginning of year	5,147,208	1,681,045
End of year	$14,031,575	$5,147,208

Capital share activity:
Shares sold
A-Class	195,330	310,146
C-Class	2,694	19,410
H-Class	439,379	490,409
Shares redeemed
A-Class	(196,454)	(306,756)
C-Class	(6,623)	(15,390)
H-Class	(352,952)	(463,701)
Net increase in shares	81,374	34,118

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$101.20	$94.56	$69.30	$85.18	$94.56
Income (loss) from investment operations:
Net investment income (loss)[a]	1.76	(.96)	(.93)	.63	1.70
Net gain (loss) on investments (realized and unrealized)	3.78 [e]	7.60 [e]	30.74	(16.07)[e]	(4.78)
Total from investment operations	5.54	6.64	29.81	(15.44)	(3.08)
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$106.74	$101.20	$94.56	$69.30	$85.18

Total Return[b]	5.48%	7.02%	43.39%	(18.25%)	(2.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$388	$482	$130	$217	$184
Ratios to average net assets:
Net investment income (loss)	1.84%	(0.93%)	(1.10%)	0.72%	1.89%
Total expenses[c]	1.79%	1.72%	1.75%	1.77%	1.76%
Net expenses[d]	1.74%	1.70%	1.73%	1.73%	1.76%
Portfolio turnover rate	231%	517%	534%	1,787%	1,411%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$82.72	$77.88	$58.24	$72.13	$81.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.94	(1.18)	(.96)	(.18)	.96
Net gain (loss) on investments (realized and unrealized)	2.55 [e]	6.02 [e]	25.15	(13.27)[e]	(4.30)
Total from investment operations	3.49	4.84	24.19	(13.45)	(3.34)
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$86.21	$82.72	$77.88	$58.24	$72.13

Total Return[b]	4.22%	6.21%	41.93%	(18.79%)	(3.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165	$483	$142	$296	$24
Ratios to average net assets:
Net investment income (loss)	1.17%	(1.41%)	(1.50%)	(0.25%)	1.22%
Total expenses[c]	2.53%	2.48%	2.58%	2.49%	2.50%
Net expenses[d]	2.48%	2.46%	2.55%	2.45%	2.50%
Portfolio turnover rate	231%	517%	534%	1,787%	1,411%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$100.11	$93.56	$68.79	$84.58	$93.89
Income (loss) from investment operations:
Net investment income (loss)[a]	1.01	(.93)	(.74)	.58	1.26
Net gain (loss) on investments (realized and unrealized)	4.02 [e]	7.48 [e]	30.06	(15.93)[e]	(4.27)
Total from investment operations	5.03	6.55	29.32	(15.35)	(3.01)
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$105.14	$100.11	$93.56	$68.79	$84.58

Total Return	5.01%	7.00%	42.96%	(18.28%)	(2.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,479	$4,182	$1,410	$1,344	$37,240
Ratios to average net assets:
Net investment income (loss)	1.08%	(0.90%)	(0.88%)	0.66%	1.42%
Total expenses[c]	1.77%	1.71%	1.77%	1.80%	1.76%
Net expenses[d]	1.73%	1.69%	1.74%	1.76%	1.76%
Portfolio turnover rate	231%	517%	534%	1,787%	1,411%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain (loss) on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the Reporting Period, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund H-Class returned -17.95%, while the underlying index returned -7.72% over the same time period.

The sectors contributing the most to the return of the underlying index were Consumer Discretionary and Utilities. The Information Technology, Communication Services, and Industrial sectors detracted the most.

Stocks contributing most to return of the underlying index were Fast Retailing Co., Daiichi Sankyo Company, Ltd., and Advantest Corp. Those detracting most were Tokyo Electron, Ltd., Recruit Holdings Company, Ltd., and NTT Data Corp., Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(17.90%)	(2.65%)	5.89%
A-Class Shares with sales charge‡	(21.80%)	(3.59%)	5.38%
C-Class Shares	(18.57%)	(3.38%)	5.15%
C-Class Shares with CDSC§	(19.38%)	(3.38%)	5.15%
H-Class Shares	(17.95%)	(2.65%)	5.94%
Nikkei-225 Stock Average Index	(7.72%)	1.21%	4.85%

Cumulative Fund Performance*

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 16.7%
U.S. Treasury Bills
3.36% due 04/11/23[1,2]	$1,265,000	$1,263,713
Total U.S. Treasury Bills
(Cost $1,263,735)		1,263,713

REPURCHASE AGREEMENTS††,3 - 79.7%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	3,364,026	3,364,026
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	1,329,070	1,329,070
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	1,329,070	1,329,070
Total Repurchase Agreements
(Cost $6,022,166)		6,022,166

Total Investments - 96.4%
(Cost $7,285,901)		$7,285,879
Other Assets & Liabilities, net - 3.6%		271,676
Total Net Assets - 100.0%		$7,557,555

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	107	Jun 2023	$15,124,450	$545,639
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	158	Jun 2023	15,046,538	(142,463)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$1,263,713	$—	$1,263,713
Repurchase Agreements	—	6,022,166	—	6,022,166
Equity Futures Contracts**	545,639	—	—	545,639
Total Assets	$545,639	$7,285,879	$—	$7,831,518

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$142,463	$—	$—	$142,463

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$138,359	$—	$(136,161)	$(3,935)	$1,737	$—	—	$912
912 Guggenheim Ultra Short Duration Fund — Institutional Class	141,446	—	(139,423)	(4,142)	2,119	—	—	634
	$279,805	$—	$(275,584)	$(8,077)	$3,856	$—		$1,546

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $1,263,735)	$1,263,713
Repurchase agreements, at value (cost $6,022,166)	6,022,166
Segregated cash with broker	40,222
Receivables:
Fund shares sold	131,928
Variation margin on futures contracts	103,939
Interest	802
Total assets	7,562,770

Liabilities:
Payable for:
Management fees	1,741
Professional fees	960
Distribution and service fees	583
Transfer agent and administrative fees	569
Fund shares redeemed	458
Portfolio accounting and administration fees	354
Trustees’ fees*	30
Miscellaneous	520
Total liabilities	5,215
Net assets	$7,557,555

Net assets consist of:
Paid in capital	$9,821,500
Total distributable earnings (loss)	(2,263,945)
Net assets	$7,557,555

A-Class:
Net assets	$206,743
Capital shares outstanding	1,763
Net asset value per share	$117.27
Maximum offering price per share (Net asset value divided by 95.25%)	$123.12

C-Class:
Net assets	$3,998
Capital shares outstanding	38
Net asset value per share	$104.92

H-Class:
Net assets	$7,346,814
Capital shares outstanding	62,191
Net asset value per share	$118.13

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$1,546
Interest	35,792
Total investment income	37,338

Expenses:
Management fees	9,376
Distribution and service fees:
A-Class	416
C-Class	38
H-Class	2,699
Transfer agent fees	2,732
Portfolio accounting and administration fees	1,757
Professional fees	1,128
Trustees’ fees*	203
Custodian fees	180
Miscellaneous	784
Total expenses	19,313
Less:
Expenses waived by Adviser	(109)
Net expenses	19,204
Net investment income	18,134

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	300
Investments in affiliated issuers	(8,077)
Futures contracts	(252,291)
Net realized loss	(260,068)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(29)
Investments in affiliated issuers	3,856
Futures contracts	245,996
Net change in unrealized appreciation (depreciation)	249,823
Net realized and unrealized loss	(10,245)
Net increase in net assets resulting from operations	$7,889

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$18,134	$(21,678)
Net realized loss on investments	(260,068)	(726,679)
Net change in unrealized appreciation (depreciation) on investments	249,823	131,986
Net increase (decrease) in net assets resulting from operations	7,889	(616,371)

Capital share transactions:
Proceeds from sale of shares
A-Class	130,762	108,889
C-Class	2,736	6,835
H-Class	15,623,889	13,658,853
Cost of shares redeemed
A-Class	(101,183)	(71,975)
C-Class	(2,386)	(51,236)
H-Class	(9,364,977)	(13,641,857)
Net increase from capital share transactions	6,288,841	9,509
Net increase (decrease) in net assets	6,296,730	(606,862)

Net assets:
Beginning of year	1,260,825	1,867,687
End of year	$7,557,555	$1,260,825

Capital share activity:
Shares sold
A-Class	1,220	560
C-Class	26	37
H-Class	139,552	72,686
Shares redeemed
A-Class	(907)	(376)
C-Class	(23)	(294)
H-Class	(84,648)	(73,096)
Net increase (decrease) in shares	55,220	(483)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$142.84	$201.08	$94.96	$119.96	$136.57
Income (loss) from investment operations:
Net investment income (loss)[a]	1.39	(2.21)	(1.95)	.91	1.22
Net gain (loss) on investments (realized and unrealized)	(26.96)	(56.03)	109.13	(24.67)	(17.32)
Total from investment operations	(25.57)	(58.24)	107.18	(23.76)	(16.10)
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$117.27	$142.84	$201.08	$94.96	$119.96

Total Return[b]	(17.90%)	(28.96%)	112.92%	(20.15%)	(11.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$207	$255	$141	$211
Ratios to average net assets:
Net investment income (loss)	1.27%	(1.22%)	(1.26%)	0.70%	0.93%
Total expenses[c]	1.50%	1.51%	1.58%	1.63%	1.58%
Net expenses[d]	1.49%	1.49%	1.56%	1.57%	1.56%
Portfolio turnover rate	—	—	15%	—	—

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$128.84	$182.53	$87.00	$110.80	$127.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	(3.48)	(2.98)	(.06)	.19
Net gain (loss) on investments (realized and unrealized)	(24.31)	(50.21)	99.57	(22.50)	(16.02)
Total from investment operations	(23.92)	(53.69)	96.59	(22.56)	(15.83)
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$104.92	$128.84	$182.53	$87.00	$110.80

Total Return[b]	(18.57%)	(29.41%)	111.34%	(20.75%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4	$5	$53	$21	$30
Ratios to average net assets:
Net investment income (loss)	0.40%	(2.00%)	(2.02%)	(0.05%)	0.16%
Total expenses[c]	2.30%	2.25%	2.32%	2.38%	2.33%
Net expenses[d]	2.30%	2.24%	2.30%	2.32%	2.31%
Portfolio turnover rate	—	—	15%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$143.98	$202.65	$95.70	$120.89	$137.58
Income (loss) from investment operations:
Net investment income (loss)[a]	1.64	(2.25)	(2.07)	.90	1.09
Net gain (loss) on investments (realized and unrealized)	(27.49)	(56.42)	110.08	(24.85)	(17.27)
Total from investment operations	(25.85)	(58.67)	108.01	(23.95)	(16.18)
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$118.13	$143.98	$202.65	$95.70	$120.89

Total Return	(17.95%)	(28.95%)	112.94%	(20.17%)	(11.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,347	$1,049	$1,560	$817	$1,898
Ratios to average net assets:
Net investment income (loss)	1.48%	(1.22%)	(1.27%)	0.69%	0.83%
Total expenses[c]	1.54%	1.51%	1.58%	1.63%	1.58%
Net expenses[d]	1.53%	1.49%	1.56%	1.58%	1.57%
Portfolio turnover rate	—	—	15%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund H-Class returned 10.34%, compared with a return of 4.27% for its benchmark, the underlying index.

The Japanese Yen, Euro, and British Pound were the components which contributed the most to the underlying index during the period. The Swiss Franc was the only component detracting from the underlying index during the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	10.32%	6.28%	3.67%
A-Class Shares with sales charge‡	5.08%	5.25%	3.17%
C-Class Shares	9.51%	5.49%	2.90%
C-Class Shares with CDSC§	8.51%	5.49%	2.90%
H-Class Shares	10.34%	6.30%	3.67%
U.S. Dollar Index	4.27%	2.60%	2.14%

Cumulative Fund Performance*

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 3.4%
U.S. Treasury Bills
3.36% due 04/11/23[1,2]	$250,000	$249,745
Total U.S. Treasury Bills
(Cost $249,750)		249,745

REPURCHASE AGREEMENTS††,3 - 98.3%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[4]	3,983,539	3,983,539
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[4]	1,573,829	1,573,829
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[4]	1,573,829	1,573,829
Total Repurchase Agreements
(Cost $7,131,197)		7,131,197

Total Investments - 101.7%
(Cost $7,380,947)		$7,380,942
Other Assets & Liabilities, net - (1.7)%		(123,114)
Total Net Assets - 100.0%		$7,257,828

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	96	Jun 2023	$9,814,560	$(272,420)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	(Federal Funds Rate + 0.10%)	At Maturity	06/20/23	45,434	$4,645,385	$(108,386)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$249,745	$—	$249,745
Repurchase Agreements	—	7,131,197	—	7,131,197
Total Assets	$—	$7,380,942	$—	$7,380,942

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$272,420	$—	$—	$272,420
Currency Index Swap Agreements**	—	108,386	—	108,386
Total Liabilities	$272,420	$108,386	$—	$380,806

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$670,883	$—	$(660,226)	$(16,479)	$5,822	$—	—	$4,423
Guggenheim Ultra Short Duration Fund — Institutional Class	569,935	—	(561,784)	(16,573)	8,422	—	—	2,552
	$1,240,818	$—	$(1,222,010)	$(33,052)	$14,244	$—		$6,975

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $249,750)	$249,745
Repurchase agreements, at value (cost $7,131,197)	7,131,197
Receivables:
Variation margin on futures contracts	39,744
Fund shares sold	33,847
Interest	950
Investment Adviser	116
Total assets	7,455,599

Liabilities:
Unrealized depreciation on OTC swap agreements	108,386
Payable for:
Fund shares redeemed	56,658
Swap settlement	8,319
Management fees	5,911
Transfer agent and administrative fees	2,272
Distribution and service fees	1,669
Trustees’ fees*	115
Miscellaneous	14,441
Total liabilities	197,771
Net assets	$7,257,828

Net assets consist of:
Paid in capital	$27,461,003
Total distributable earnings (loss)	(20,203,175)
Net assets	$7,257,828

A-Class:
Net assets	$623,730
Capital shares outstanding	10,742
Net asset value per share	$58.06
Maximum offering price per share (Net asset value divided by 95.25%)	$60.96

C-Class:
Net assets	$38,334
Capital shares outstanding	762
Net asset value per share	$50.31

H-Class:
Net assets	$6,595,764
Capital shares outstanding	113,991
Net asset value per share	$57.86

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$6,975
Interest	258,786
Total investment income	265,761

Expenses:
Management fees	84,858
Distribution and service fees:
A-Class	2,100
C-Class	432
H-Class	21,364
Transfer agent and administrative fees	20,122
Portfolio accounting and administration fees	13,462
Licensing fees	11,662
Professional fees	4,828
Custodian fees	1,328
Trustees’ fees*	1,152
Interest expense	176
Line of credit fees	79
Miscellaneous	9,781
Total expenses	171,344
Less:
Expenses reimbursed by Adviser	(3,283)
Expenses waived by Adviser	(438)
Total waived expenses	(3,721)
Net expenses	167,623
Net investment income	98,138

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	791
Investments in affiliated issuers	(33,052)
Swap agreements	(251,913)
Futures contracts	(857,853)
Net realized loss	(1,142,027)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(92)
Investments in affiliated issuers	14,244
Swap agreements	(102,492)
Futures contracts	(180,176)
Net change in unrealized appreciation (depreciation)	(268,516)
Net realized and unrealized loss	(1,410,543)
Net decrease in net assets resulting from operations	$(1,312,405)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$98,138	$(53,463)
Net realized gain (loss) on investments	(1,142,027)	561,338
Net change in unrealized appreciation (depreciation) on investments	(268,516)	(219,156)
Net increase (decrease) in net assets resulting from operations	(1,312,405)	288,719

Capital share transactions:
Proceeds from sale of shares
A-Class	2,713,416	681,385
C-Class	147,526	264,595
H-Class	88,021,425	37,331,615
Cost of shares redeemed
A-Class	(3,204,200)	(1,185,208)
C-Class	(146,172)	(266,056)
H-Class	(84,208,343)	(35,803,702)
Net increase from capital share transactions	3,323,652	1,022,629
Net increase in net assets	2,011,247	1,311,348

Net assets:
Beginning of year	5,246,581	3,935,233
End of year	$7,257,828	$5,246,581

Capital share activity:
Shares sold
A-Class	45,340	13,950
C-Class	2,822	6,238
H-Class	1,387,213	764,506
Shares redeemed
A-Class	(54,039)	(24,708)
C-Class	(2,790)	(6,325)
H-Class	(1,353,118)	(735,074)
Net increase in shares	25,428	18,587

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$52.63	$48.47	$55.34	$52.46	$43.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	(.64)	(.64)	.16	.19
Net gain (loss) on investments (realized and unrealized)	5.05 [e]	4.80	(5.95)	3.17	8.82
Total from investment operations	5.43	4.16	(6.59)	3.33	9.01
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—
Total distributions	—	—	(.28)	(.45)	—
Net asset value, end of period	$58.06	$52.63	$48.47	$55.34	$52.46

Total Return[b]	10.32%	8.58%	(11.88%)	6.38%	20.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$624	$1,023	$1,464	$2,535	$1,782
Ratios to average net assets:
Net investment income (loss)	0.64%	(1.32%)	(1.26%)	0.29%	0.40%
Total expenses[c]	1.82%	1.89%	1.91%	2.00%	1.83%
Net expenses[d]	1.79%	1.86%	1.87%	1.96%	1.82%
Portfolio turnover rate	—	—	—	—	9%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$45.94	$42.62	$49.08	$46.91	$39.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	(.87)	(.90)	(.16)	(.15)
Net gain (loss) on investments (realized and unrealized)	4.14 [e]	4.19	(5.28)	2.78	7.92
Total from investment operations	4.37	3.32	(6.18)	2.62	7.77
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—
Total distributions	—	—	(.28)	(.45)	—
Net asset value, end of period	$50.31	$45.94	$42.62	$49.08	$46.91

Total Return[b]	9.51%	7.79%	(12.56%)	5.62%	19.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38	$34	$35	$96	$791
Ratios to average net assets:
Net investment income (loss)	0.43%	(2.07%)	(2.00%)	(0.33%)	(0.33%)
Total expenses[c]	2.56%	2.66%	2.67%	2.77%	2.59%
Net expenses[d]	2.52%	2.62%	2.63%	2.72%	2.58%
Portfolio turnover rate	—	—	—	—	9%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$52.44	$48.29	$55.12	$52.25	$43.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	(.66)	(.70)	.12	.18
Net gain (loss) on investments (realized and unrealized)	4.75 [e]	4.81	(5.85)	3.20	8.80
Total from investment operations	5.42	4.15	(6.55)	3.32	8.98
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—
Total distributions	—	—	(.28)	(.45)	—
Net asset value, end of period	$57.86	$52.44	$48.29	$55.12	$52.25

Total Return	10.34%	8.59%	(11.86%)	6.39%	20.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,596	$4,190	$2,437	$10,549	$5,017
Ratios to average net assets:
Net investment income (loss)	1.08%	(1.36%)	(1.36%)	0.22%	0.36%
Total expenses[c]	1.81%	1.89%	1.94%	2.00%	1.83%
Net expenses[d]	1.77%	1.85%	1.90%	1.96%	1.82%
Portfolio turnover rate	—	—	—	—	9%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund H-Class returned -11.74%, compared with a return of 4.27% for its benchmark, the underlying index.

The Japanese Yen, Euro, and British Pound were the components which contributed the most to the underlying index during the period. The Swiss Franc was the only component detracting from the underlying index during the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(11.72%)	(8.72%)	(7.00%)
A-Class Shares with sales charge‡	(15.91%)	(9.61%)	(7.46%)
C-Class Shares	(12.38%)	(9.41%)	(7.70%)
C-Class Shares with CDSC§	(13.25%)	(9.41%)	(7.70%)
H-Class Shares	(11.74%)	(8.74%)	(7.01%)
U.S. Dollar Index	4.27%	2.60%	2.14%

Cumulative Fund Performance*

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 3.3%
U.S. Treasury Bills
3.36% due 04/11/23[1,2]	$53,000	$52,946
Total U.S. Treasury Bills
(Cost $52,947)		52,946

REPURCHASE AGREEMENTS††,3 - 77.5%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[4]	689,545	689,545
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[4]	272,427	272,427
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[4]	272,428	272,428
Total Repurchase Agreements
(Cost $1,234,400)		1,234,400

Total Investments - 80.8%
(Cost $1,287,347)		$1,287,346
Other Assets & Liabilities, net - 19.2%		306,522
Total Net Assets - 100.0%		$1,593,868

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	27	Jun 2023	$2,760,345	$59,734

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	(Federal Funds Rate + 0.10%)	At Maturity	06/20/23	4,173	$426,700	$5,751

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$52,946	$—	$52,946
Repurchase Agreements	—	1,234,400	—	1,234,400
Currency Futures Contracts**	59,734	—	—	59,734
Currency Index Swap Agreements**	—	5,751	—	5,751
Total Assets	$59,734	$1,293,097	$—	$1,352,831

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$307,657	$—	$(303,616)	$(5,840)	$1,799	$—	—	$1,682
Guggenheim Ultra Short Duration Fund — Institutional Class	308,689	—	(305,050)	(7,601)	3,962	—	—	1,149
	$616,346	$—	$(608,666)	$(13,441)	$5,761	$—		$2,831

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $52,947)	$52,946
Repurchase agreements, at value (cost $1,234,400)	1,234,400
Segregated cash with broker	2,338
Unrealized appreciation on OTC swap agreements	5,751
Receivables:
Fund shares sold	347,342
Swap settlement	3,373
Interest	164
Total assets	1,646,314

Liabilities:
Payable for:
Fund shares redeemed	38,874
Variation margin on futures contracts	9,092
Management fees	969
Portfolio accounting/administration fees	666
Transfer agent and administrative fees	355
Distribution and service fees	273
Trustees’ fees*	19
Miscellaneous	2,198
Total liabilities	52,446
Net assets	$1,593,868

Net assets consist of:
Paid in capital	$11,729,530
Total distributable earnings (loss)	(10,135,662)
Net assets	$1,593,868

A-Class:
Net assets	$224,830
Capital shares outstanding	4,592
Net asset value per share	$48.96
Maximum offering price per share (Net asset value divided by 95.25%)	$51.40

C-Class:
Net assets	$5,685
Capital shares outstanding	135
Net asset value per share	$42.26

H-Class:
Net assets	$1,363,353
Capital shares outstanding	27,900
Net asset value per share	$48.87

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$2,831
Interest	34,058
Total investment income	36,889

Expenses:
Management fees	11,598
Distribution and service fees:
A-Class	522
C-Class	247
H-Class	2,638
Transfer agent and administrative fees	2,820
Portfolio accounting and administration fees	1,808
Licensing fees	1,599
Professional fees	697
Trustees’ fees*	203
Custodian fees	186
Miscellaneous	286
Total expenses	22,604
Less:
Expenses reimbursed by Adviser	(446)
Expenses waived by Adviser	(198)
Total waived expenses	(644)
Net expenses	21,960
Net investment income	14,929

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	112
Investments in affiliated issuers	(13,441)
Swap agreements	(26,790)
Futures contracts	(110,777)
Net realized loss	(150,896)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(30)
Investments in affiliated issuers	5,761
Swap agreements	2,880
Futures contracts	42,071
Net change in unrealized appreciation (depreciation)	50,682
Net realized and unrealized loss	(100,214)
Net decrease in net assets resulting from operations	$(85,285)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,929	$(17,764)
Net realized loss on investments	(150,896)	(251,186)
Net change in unrealized appreciation (depreciation) on investments	50,682	49,245
Net decrease in net assets resulting from operations	(85,285)	(219,705)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,879,273	24,029
C-Class	67,534	—
H-Class	11,565,500	14,847,548
Cost of shares redeemed
A-Class	(3,833,949)	(190,723)
C-Class	(79,468)	(18,380)
H-Class	(11,130,689)	(14,718,598)
Net increase (decrease) from capital share transactions	468,201	(56,124)
Net increase (decrease) in net assets	382,916	(275,829)

Net assets:
Beginning of year	1,210,952	1,486,781
End of year	$1,593,868	$1,210,952

Capital share activity:
Shares sold
A-Class	77,177	376
C-Class	1,745	—
H-Class	246,282	242,520
Shares redeemed
A-Class	(76,041)	(2,996)
C-Class	(1,915)	(360)
H-Class	(236,525)	(241,086)
Net increase (decrease) in shares	10,723	(1,546)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$55.46	$63.71	$57.85	$63.74	$77.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	(.74)	(.84)	.16	.23
Net gain (loss) on investments (realized and unrealized)	(7.02)	(7.51)	6.82	(5.84)	(14.16)
Total from investment operations	(6.50)	(8.25)	5.98	(5.68)	(13.93)
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—
Total distributions	—	—	(.12)	(.21)	—
Net asset value, end of period	$48.96	$55.46	$63.71	$57.85	$63.74

Total Return[b]	(11.72%)	(12.95%)	10.32%	(8.94%)	(17.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$225	$192	$387	$237	$296
Ratios to average net assets:
Net investment income (loss)	1.10%	(1.18%)	(1.30%)	0.26%	0.32%
Total expenses[c]	1.74%	1.90%	1.90%	2.01%	1.80%
Net expenses[d]	1.69%	1.84%	1.86%	2.00%	1.80%
Portfolio turnover rate	—	—	48%	—	—

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.23	$55.80	$51.07	$56.74	$69.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(1.06)	(1.17)	(.29)	(.27)
Net gain (loss) on investments (realized and unrealized)	(6.29)	(6.51)	6.02	(5.17)	(12.65)
Total from investment operations	(5.97)	(7.57)	4.85	(5.46)	(12.92)
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—
Total distributions	—	—	(.12)	(.21)	—
Net asset value, end of period	$42.26	$48.23	$55.80	$51.07	$56.74

Total Return[b]	(12.38%)	(13.57%)	9.50%	(9.65%)	(18.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6	$15	$37	$21	$36
Ratios to average net assets:
Net investment income (loss)	0.81%	(1.93%)	(2.04%)	(0.53%)	(0.42%)
Total expenses[c]	2.37%	2.66%	2.66%	2.75%	2.53%
Net expenses[d]	2.32%	2.59%	2.62%	2.73%	2.53%
Portfolio turnover rate	—	—	48%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$55.37	$63.59	$57.76	$63.67	$77.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	(.73)	(.93)	.07	.28
Net gain (loss) on investments (realized and unrealized)	(7.05)	(7.49)	6.88	(5.77)	(14.21)
Total from investment operations	(6.50)	(8.22)	5.95	(5.70)	(13.93)
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—
Total distributions	—	—	(.12)	(.21)	—
Net asset value, end of period	$48.87	$55.37	$63.59	$57.76	$63.67

Total Return	(11.74%)	(12.93%)	10.29%	(8.98%)	(17.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,363	$1,005	$1,063	$1,308	$1,678
Ratios to average net assets:
Net investment income (loss)	1.18%	(1.17%)	(1.47%)	0.12%	0.41%
Total expenses[c]	1.74%	1.90%	1.88%	1.99%	1.83%
Net expenses[d]	1.69%	1.84%	1.86%	1.97%	1.83%
Portfolio turnover rate	—	—	48%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (“the SEC”) under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At March 31, 2023, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser,

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NOTES TO FINANCIAL STATEMENTS (continued)

in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.83% at March 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,925,677	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,713,281	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	15,756,393	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,069,571

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NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$4,333,020	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	625,763

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2023
Europe 1.25x Strategy Fund	$145,075	$—	$—	$145,075
Japan 2x Strategy Fund	545,639	—	—	545,639
Weakening Dollar 2x Strategy Fund	—	59,734	5,751	65,485

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2023
Europe 1.25x Strategy Fund	$—	$34,600	$—	$34,600
Japan 2x Strategy Fund	—	142,463	—	142,463
Strengthening Dollar 2x Strategy Fund	—	272,420	108,386	380,806

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap contracts
Net change in unrealized appreciation (depreciation) on swap contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$237,351	$(93,809)	$—	$143,542
Japan 2x Strategy Fund	162,295	(414,586)	—	(252,291)
Strengthening Dollar 2x Strategy Fund	—	(857,853)	(251,913)	(1,109,766)
Weakening Dollar 2x Strategy Fund	—	(110,777)	(26,790)	(137,567)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk		Total
Europe 1.25x Strategy Fund	$(62,435)	$(91,967)	$		$(154,402)
Japan 2x Strategy Fund	335,587	(89,591)		—	245,996
Strengthening Dollar 2x Strategy Fund	—	(102,492)		(180,176)	(282,668)
Weakening Dollar 2x Strategy Fund	—	42,071		2,880	44,951

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$5,751	$—	$5,751	$—	$—	$5,751

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$108,386	$—	$108,386	$(108,386)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$884,194	$—
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	40,222	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	2,338	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

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NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
>$1 billion – $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares, under which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares, that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2023, GFD retained sales charges of $91,746 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$303
Japan 2x Strategy Fund	109
Strengthening Dollar 2x Strategy Fund	438
Weakening Dollar 2x Strategy Fund	198

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

THE RYDEX FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bonds
4.80%			1.38% - 2.88%
Due 04/03/23	$149,891,321	$149,951,278	Due 08/15/50 - 05/15/52	$252,867,100	$152,889,157

BofA Securities, Inc.			U.S. Treasury Bonds
4.78%			1.88% - 3.00%
Due 04/03/23	59,219,537	59,243,126	Due 02/15/41 - 11/15/44	72,519,500	60,404,008

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.80%			0.13% - 1.00%
Due 04/03/23	59,219,537	59,243,225	Due 10/15/26 - 02/15/46	64,469,037	60,404,002

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2023, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$495,148	$(493,817)	$1,331	$493,817	*	$—	$493,817
S&P MidCap 400® Pure Value Fund	174,029	(172,620)	1,409	172,620	*	—	172,620
S&P SmallCap 600® Pure Growth Fund	49,712	(49,712)	—	49,712		—	49,712
S&P SmallCap 600® Pure Value Fund	74,487	(74,487)	—	74,552		—	74,552
Europe 1.25x Strategy Fund	74,079	(74,079)	—	75,187		—	75,187

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2023, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500®Pure Value Fund	$748,446	$—	$748,446
S&P MidCap 400®Pure Growth Fund	—	4,111,095	4,111,095
S&P MidCap 400®Pure Value Fund	2,668,409	—	2,668,409

THE RYDEX FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$570,074	$1,958,508	$2,528,582
S&P 500® Pure Value Fund	393,263	—	393,263
S&P MidCap 400® Pure Growth Fund	6,277,168	—	6,277,168
S&P MidCap 400® Pure Value Fund	2,336,239	—	2,336,239
S&P SmallCap 600® Pure Growth Fund	2,476,491	—	2,476,491

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$—	$—	$677,721	$(1,864,158)	$(1,186,437)
S&P 500® Pure Value Fund	76,195	—	(3,434,202)	(11,712,007)	(15,070,014)
S&P MidCap 400® Pure Growth Fund	—	—	323,145	(3,469,355)	(3,146,210)
S&P MidCap 400® Pure Value Fund	191,352	—	58,620	(1,475,579)	(1,225,607)
S&P SmallCap 600® Pure Growth Fund	—	—	94,286	—	94,286
S&P SmallCap 600® Pure Value Fund	45,269	—	(26,546)	(19,479,761)	(19,461,038)
Europe 1.25x Strategy Fund	27,662	—	80,293	(1,112,241)	(1,004,286)
Japan 2x Strategy Fund	14,066	—	(24)	(2,277,987)	(2,263,945)
Strengthening Dollar 2x Strategy Fund	80,753	—	(4)	(20,283,924)	(20,203,175)
Weakening Dollar 2x Strategy Fund	11,426	—	(1)	(10,147,087)	(10,135,662)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Value Fund	$(10,198,114)	$(1,513,893)	$(11,712,007)
S&P MidCap 400® Pure Growth Fund	(1,391,767)	(1,978,604)	(3,370,371)
S&P MidCap 400® Pure Value Fund	(1,475,579)	—	(1,475,579)
S&P SmallCap 600® Pure Value Fund	(19,479,761)	—	(19,479,761)
Europe 1.25x Strategy Fund	(692,896)	(419,345)	(1,112,241)
Japan 2x Strategy Fund	(584,888)	(1,693,099)	(2,277,987)
Strengthening Dollar 2x Strategy Fund	(8,152,235)	(12,131,689)	(20,283,924)
Weakening Dollar 2x Strategy Fund	(4,065,677)	(6,081,410)	(10,147,087)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$639,715	$(639,715)
S&P 500® Pure Value Fund	1,100	(1,100)
S&P MidCap 400® Pure Growth Fund	(168,626)	168,626
S&P SmallCap 600® Pure Growth Fund	330,766	(330,766)

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$33,572,686	$1,769,541	$(1,091,820)	$677,721
S&P 500® Pure Value Fund	21,415,072	—	(3,434,202)	(3,434,202)
S&P MidCap 400® Pure Growth Fund	27,510,543	1,866,804	(1,543,659)	323,145
S&P MidCap 400® Pure Value Fund	11,904,281	367,390	(308,770)	58,620
S&P SmallCap 600® Pure Growth Fund	4,579,804	359,500	(265,214)	94,286
S&P SmallCap 600® Pure Value Fund	8,842,480	327,377	(353,923)	(26,546)
Europe 1.25x Strategy Fund	13,007,032	151,454	(71,085)	80,369
Japan 2x Strategy Fund	7,285,903	225,935	(225,959)	(24)
Strengthening Dollar 2x Strategy Fund	7,380,946	—	(4)	(4)
Weakening Dollar 2x Strategy Fund	1,287,347	—	(1)	(1)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2023, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2023:

Fund	Ordinary	Capital
S&P 500® Pure Growth Fund	$—	$(1,864,158)
S&P MidCap 400® Pure Growth Fund	(98,984)	—

Note 9 – Securities Transactions

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$167,691,273	$169,540,801
S&P 500® Pure Value Fund	384,614,432	520,905,336
S&P MidCap 400® Pure Growth Fund	136,016,160	142,339,669
S&P MidCap 400® Pure Value Fund	333,533,830	350,556,733
S&P SmallCap 600® Pure Growth Fund	112,939,652	113,759,959
S&P SmallCap 600® Pure Value Fund	247,510,267	257,663,361
Europe 1.25x Strategy Fund	7,855,625	3,408,851
Japan 2x Strategy Fund	—	275,584
Strengthening Dollar 2x Strategy Fund	—	1,222,010
Weakening Dollar 2x Strategy Fund	—	608,667

THE RYDEX FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$9,385,022	$19,592,517	$(235,650)
S&P 500® Pure Value Fund	11,801,470	32,860,483	303,919
S&P MidCap 400® Pure Growth Fund	4,991,825	4,520,533	146,790
S&P MidCap 400® Pure Value Fund	5,225,488	7,018,308	184,222
S&P SmallCap 600® Pure Growth Fund	1,816,726	2,687,592	157,997
S&P SmallCap 600® Pure Value Fund	2,549,684	2,504,796	165,535
Europe 1.25x Strategy Fund	497,954	1,152,766	(24,725)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.87% for the year ended March 31, 2023. The Funds did not have any borrowings outstanding under this agreement at March 31, 2023.

The average daily balances borrowed for the year ended March 31, 2023, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Value Fund	$3,649
S&P MidCap 400® Pure Growth Fund	74
S&P MidCap 400® Pure Value Fund	6,499
S&P SmallCap 600® Pure Growth Fund	548
S&P SmallCap 600® Pure Value Fund	195
Strengthening Dollar 2x Strategy Fund	2,227

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 12 – Subsequent Events

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2023

108 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Pure Value Fund	100.00%	100.00%	0.32%	0.00%
S&P MidCap 400® Pure Value Fund	9.71%	8.95%	0.39%	100.00%

With respect to the taxable year ended March 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$—	$686,039
S&P MidCap 400® Pure Growth Fund	4,111,095	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

110 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 111

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

112 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

116 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud). If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request. Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

118 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2023

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-ANN-0323x0324

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	26
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	48
INVERSE NASDAQ-100® STRATEGY FUND	58
MID-CAP 1.5x STRATEGY FUND	67
INVERSE MID-CAP STRATEGY FUND	79
RUSSELL 2000® 1.5x STRATEGY FUND	87
RUSSELL 2000® FUND	114
INVERSE RUSSELL 2000® STRATEGY FUND	140
DOW JONES INDUSTRIAL AVERAGE® FUND	148
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	157
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	166
HIGH YIELD STRATEGY FUND	177
INVERSE HIGH YIELD STRATEGY FUND	187
U.S. GOVERNMENT MONEY MARKET FUND	196
NOTES TO FINANCIAL STATEMENTS	202
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	221
OTHER INFORMATION	222
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	224
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	230

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse funds involve certain risks, which include increased volatility due to the funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The funds’ use of derivatives, such as futures, options and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2023

The Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The funds’ use of derivatives such as futures, options, and swap agreements will expose the funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The funds’ exposure to the high yield bond market may subject the funds to greater volatility because (i) they will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● The funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of derivatives, such as futures, options, and swap agreements, may expose the fund’s shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed, totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%. We continue to expect a recession could begin midway through the year.

For the Reporting Period, the S&P 500® Index* returned -7.73%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.38%. The return of the MSCI Emerging Markets Index* was -10.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.78% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -3.34%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.53% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2023

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2022 and ending March 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.30%	21.25%	$ 1,000.00	$ 1,212.50	$ 7.17
A-Class	1.55%	21.08%	1,000.00	1,210.80	8.54
C-Class	2.29%	20.63%	1,000.00	1,206.30	12.60
H-Class	1.56%	21.12%	1,000.00	1,211.20	8.60
S&P 500® Fund
A-Class	1.61%	14.62%	1,000.00	1,146.20	8.61
C-Class	2.36%	14.19%	1,000.00	1,141.90	12.60
H-Class	1.61%	14.62%	1,000.00	1,146.20	8.61
Inverse S&P 500® Strategy Fund
Investor Class	1.48%	(12.18%)	1,000.00	878.20	6.93
A-Class	1.73%	(12.31%)	1,000.00	876.90	8.10
C-Class	2.47%	(12.63%)	1,000.00	873.70	11.54
H-Class	1.71%	(12.25%)	1,000.00	877.50	8.00
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.33%	37.20%	1,000.00	1,372.00	7.87
C-Class	2.08%	36.69%	1,000.00	1,366.90	12.27
H-Class	1.34%	37.19%	1,000.00	1,371.90	7.92
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.56%	(17.41%)	1,000.00	825.90	7.10
A-Class	1.78%	(17.50%)	1,000.00	825.00	8.10
C-Class	2.55%	(17.80%)	1,000.00	822.00	11.58
H-Class	1.84%	(17.57%)	1,000.00	824.30	8.37
Mid-Cap 1.5x Strategy Fund
A-Class	1.64%	19.91%	1,000.00	1,199.10	8.99
C-Class	2.39%	19.46%	1,000.00	1,194.60	13.08
H-Class	1.64%	19.92%	1,000.00	1,199.20	8.99
Inverse Mid-Cap Strategy Fund
A-Class	1.75%	(12.38%)	1,000.00	876.20	8.19
C-Class	2.50%	(12.32%)	1,000.00	876.80	11.70
H-Class	1.76%	(12.35%)	1,000.00	876.50	8.23
Russell 2000® 1.5x Strategy Fund
A-Class	1.67%	11.01%	1,000.00	1,110.10	8.79
C-Class	2.42%	10.60%	1,000.00	1,106.00	12.71
H-Class	1.67%	11.01%	1,000.00	1,110.10	8.79
Russell 2000® Fund
A-Class	1.65%	8.36%	1,000.00	1,083.60	8.57
C-Class	2.40%	7.92%	1,000.00	1,079.20	12.44
H-Class	1.65%	8.35%	1,000.00	1,083.50	8.57
Inverse Russell 2000® Strategy Fund
A-Class	1.75%	(8.10%)	1,000.00	919.00	8.37
C-Class	2.49%	(8.45%)	1,000.00	915.50	11.89
H-Class	1.70%	(8.10%)	1,000.00	919.00	8.13

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.57%	16.16%	$ 1,000.00	$ 1,161.60	$ 8.46
C-Class	2.32%	15.75%	1,000.00	1,157.50	12.48
H-Class	1.57%	16.18%	1,000.00	1,161.80	8.46
Government Long Bond 1.2x Strategy Fund
Investor Class	1.00%	3.28%	1,000.00	1,032.80	5.07
A-Class	1.24%	3.13%	1,000.00	1,031.30	6.28
C-Class	1.99%	2.75%	1,000.00	1,027.50	10.06
H-Class	1.24%	3.18%	1,000.00	1,031.80	6.28
Inverse Government Long Bond Strategy Fund
Investor Class	4.59%	(1.88%)	1,000.00	981.20	22.67
A-Class	4.78%	(2.00%)	1,000.00	980.00	23.60
C-Class	5.57%	(2.36%)	1,000.00	976.40	27.45
H-Class	4.80%	(1.99%)	1,000.00	980.10	23.70
High Yield Strategy Fund
A-Class	1.52%	10.75%	1,000.00	1,107.50	7.99
C-Class	2.27%	10.34%	1,000.00	1,103.40	11.90
H-Class	1.53%	10.76%	1,000.00	1,107.60	8.04
Inverse High Yield Strategy Fund
A-Class	1.53%	(7.88%)	1,000.00	921.20	7.33
C-Class	2.29%	(8.20%)	1,000.00	918.00	10.95
H-Class	1.53%	(7.86%)	1,000.00	921.40	7.33
U.S. Government Money Market Fund	1.00%	1.55%	1,000.00	1,015.50	5.02

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.30%	5.00%	$ 1,000.00	$ 1,018.45	$ 6.54
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
S&P 500® Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Inverse S&P 500® Strategy Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.33%	5.00%	1,000.00	1,018.30	6.69
C-Class	2.08%	5.00%	1,000.00	1,014.56	10.45
H-Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.56%	5.00%	1,000.00	1,017.15	7.85
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.55%	5.00%	1,000.00	1,012.22	12.79
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Mid-Cap 1.5x Strategy Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Inverse Mid-Cap Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Russell 2000® 1.5x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Russell 2000® Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Inverse Russell 2000® Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.57%	5.00%	$ 1,000.00	$ 1,017.10	$ 7.90
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
H-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
Government Long Bond 1.2x Strategy Fund
Investor Class	1.00%	5.00%	1,000.00	1,019.95	5.04
A-Class	1.24%	5.00%	1,000.00	1,018.75	6.24
C-Class	1.99%	5.00%	1,000.00	1,015.01	10.00
H-Class	1.24%	5.00%	1,000.00	1,018.75	6.24
Inverse Government Long Bond Strategy Fund
Investor Class	4.59%	5.00%	1,000.00	1,002.04	22.91
A-Class	4.78%	5.00%	1,000.00	1,001.10	23.85
C-Class	5.57%	5.00%	1,000.00	997.16	27.73
H-Class	4.80%	5.00%	1,000.00	1,001.00	23.95
High Yield Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Inverse High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
U.S. Government Money Market Fund	1.00%	5.00%	1,000.00	1,019.95	5.04

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.38%, 1.62%, 2.37% and 1.62% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2022 to March 31, 2023.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned -16.18%, while the S&P 500 Index returned -7.73% over the same time period.

The sectors contributing the most to the return of the underlying index were Energy, Industrials, and Consumer Staples. The sectors detracting the most were Consumer Discretionary, Communication Services, and Financials.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Merck & Co., Inc., and Eli Lilly and Co. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Alphabet, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	5.1%
Microsoft Corp.	4.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.0%
Guggenheim Strategy Fund II	2.3%
Amazon.com, Inc.	1.9%
Guggenheim Strategy Fund III	1.7%
NVIDIA Corp.	1.4%
Alphabet, Inc. — Class A	1.3%
Tesla, Inc.	1.2%
Berkshire Hathaway, Inc. — Class B	1.2%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(16.18%)	12.00%	14.77%
A-Class Shares	(16.42%)	11.74%	14.49%
A-Class Shares with sales charge‡	(20.39%)	10.65%	13.93%
C-Class Shares	(17.04%)	10.90%	13.64%
C-Class Shares with CDSC§	(17.67%)	10.90%	13.64%
S&P 500 Index	(7.73%)	11.19%	12.24%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(16.38%)	11.74%	12.04%
S&P 500 Index	(7.73%)	11.19%	10.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2023
NOVA FUND

	Shares	Value
COMMON STOCKS† - 71.8%

Technology — 18.1%
Apple, Inc.	79,830	$13,163,967
Microsoft Corp.	39,955	11,519,027
NVIDIA Corp.	13,205	3,667,953
Broadcom, Inc.	2,243	1,438,974
Salesforce, Inc.*	5,367	1,072,219
Accenture plc — Class A	3,380	966,038
Adobe, Inc.*	2,457	946,854
Texas Instruments, Inc.	4,864	904,753
Advanced Micro Devices, Inc.*	8,655	848,277
Oracle Corp.	8,249	766,497
QUALCOMM, Inc.	5,985	763,566
Intel Corp.	22,206	725,470
Intuit, Inc.	1,508	672,312
International Business Machines Corp.	4,853	636,180
Applied Materials, Inc.	4,525	555,806
Analog Devices, Inc.	2,721	536,636
ServiceNow, Inc.*	1,090	506,545
Fiserv, Inc.*	3,409	385,319
Lam Research Corp.	724	383,807
Micron Technology, Inc.	5,857	353,411
Activision Blizzard, Inc.	3,823	327,211
Synopsys, Inc.*	818	315,953
Cadence Design Systems, Inc.*	1,472	309,252
KLA Corp.	743	296,583
NXP Semiconductor N.V.	1,391	259,387
Roper Technologies, Inc.	569	250,753
Microchip Technology, Inc.	2,940	246,313
Autodesk, Inc.*	1,158	241,049
MSCI, Inc. — Class A	429	240,107
Fortinet, Inc.*	3,481	231,347
Paychex, Inc.	1,722	197,324
ON Semiconductor Corp.*	2,318	190,818
Fidelity National Information Services, Inc.	3,184	172,987
Electronic Arts, Inc.	1,398	168,389
Cognizant Technology Solutions Corp. — Class A	2,732	166,461
ANSYS, Inc.*	468	155,750
HP, Inc.	4,639	136,155
Monolithic Power Systems, Inc.	240	120,130
Hewlett Packard Enterprise Co.	6,880	109,598
Take-Two Interactive Software, Inc.*	851	101,524
Skyworks Solutions, Inc.	853	100,637
Fair Isaac Corp.*	134	94,160
Broadridge Financial Solutions, Inc.	632	92,632
EPAM Systems, Inc.*	308	92,092
Teradyne, Inc.	836	89,878
Zebra Technologies Corp. — Class A*	277	88,086
Tyler Technologies, Inc.*	223	79,085
Paycom Software, Inc.*	259	78,739
NetApp, Inc.	1,157	73,874
PTC, Inc.*	571	73,219
Seagate Technology Holdings plc	1,031	68,170
Leidos Holdings, Inc.	734	67,572
Akamai Technologies, Inc.*	844	66,085
Western Digital Corp.*	1,714	64,566
Ceridian HCM Holding, Inc.*	826	60,480
Jack Henry & Associates, Inc.	392	59,082
Qorvo, Inc.*	536	54,441
DXC Technology Co.*	1,222	31,234
Total Technology		46,384,734

Consumer, Non-cyclical — 15.4%
UnitedHealth Group, Inc.	5,015	2,370,039
Johnson & Johnson	14,033	2,175,115
Procter & Gamble Co.	12,663	1,882,862
AbbVie, Inc.	9,493	1,512,899
Eli Lilly & Co.	4,233	1,453,697
Merck & Company, Inc.	13,609	1,447,861
PepsiCo, Inc.	7,392	1,347,562
Coca-Cola Co.	20,891	1,295,869
Pfizer, Inc.	30,130	1,229,304
Thermo Fisher Scientific, Inc.	2,105	1,213,259
Abbott Laboratories	9,359	947,692
Danaher Corp.	3,518	886,677
Philip Morris International, Inc.	8,321	809,217
Bristol-Myers Squibb Co.	11,413	791,035
Amgen, Inc.	2,866	692,856
S&P Global, Inc.	1,767	609,209
Elevance Health, Inc.	1,282	589,476
Medtronic plc	7,140	575,627
Gilead Sciences, Inc.	6,694	555,401
Stryker Corp.	1,810	516,701
CVS Health Corp.	6,893	512,219
Mondelez International, Inc. — Class A	7,317	510,141
Automatic Data Processing, Inc.	2,223	494,906
Intuitive Surgical, Inc.*	1,881	480,539
Regeneron Pharmaceuticals, Inc.*	577	474,104
PayPal Holdings, Inc.*	6,073	461,184
Vertex Pharmaceuticals, Inc.*	1,380	434,797
Altria Group, Inc.	9,584	427,638
Zoetis, Inc.	2,502	416,433
Cigna Group	1,603	409,615
Boston Scientific Corp.*	7,688	384,631
Becton Dickinson and Co.	1,523	377,003
Colgate-Palmolive Co.	4,483	336,897
Humana, Inc.	671	325,744
Estee Lauder Companies, Inc. — Class A	1,243	306,350
HCA Healthcare, Inc.	1,138	300,068
Edwards Lifesciences Corp.*	3,319	274,581
Moderna, Inc.*	1,773	272,297
General Mills, Inc.	3,165	270,481
McKesson Corp.	735	261,697
Moody’s Corp.	846	258,893
Kimberly-Clark Corp.	1,812	243,207
Dexcom, Inc.*	2,074	240,957
Archer-Daniels-Midland Co.	2,936	233,882
Corteva, Inc.	3,826	230,746
IDEXX Laboratories, Inc.*	444	222,036
Monster Beverage Corp.*	4,088	220,793
Biogen, Inc.*	773	214,917
Cintas Corp.	463	214,221

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NOVA FUND

	Shares	Value
Sysco Corp.	2,724	$210,375
Hershey Co.	788	200,475
IQVIA Holdings, Inc.*	997	198,293
Constellation Brands, Inc. — Class A	872	196,976
Illumina, Inc.*	844	196,272
Centene Corp.*	2,956	186,849
Kroger Co.	3,496	172,598
ResMed, Inc.	788	172,564
Kraft Heinz Co.	4,274	165,276
Verisk Analytics, Inc. — Class A	839	160,970
Keurig Dr Pepper, Inc.	4,561	160,912
GE HealthCare Technologies, Inc.*	1,949	159,876
CoStar Group, Inc.*	2,183	150,299
Global Payments, Inc.	1,412	148,599
United Rentals, Inc.	372	147,223
Zimmer Biomet Holdings, Inc.	1,126	145,479
AmerisourceBergen Corp. — Class A	868	138,975
Gartner, Inc.*	424	138,126
West Pharmaceutical Services, Inc.	397	137,549
Equifax, Inc.	658	133,469
Align Technology, Inc.*	390	130,315
Quanta Services, Inc.	767	127,813
Insulet Corp.*	373	118,972
Church & Dwight Company, Inc.	1,309	115,729
McCormick & Company, Inc.	1,346	112,001
Baxter International, Inc.	2,709	109,877
Laboratory Corporation of America Holdings	476	109,204
Hologic, Inc.*	1,323	106,766
Clorox Co.	663	104,913
Cardinal Health, Inc.	1,382	104,341
STERIS plc	532	101,761
Cooper Companies, Inc.	265	98,940
Waters Corp.*	319	98,772
Conagra Brands, Inc.	2,558	96,078
Kellogg Co.	1,373	91,936
Tyson Foods, Inc. — Class A	1,533	90,938
PerkinElmer, Inc.	678	90,350
J M Smucker Co.	572	90,016
Quest Diagnostics, Inc.	596	84,322
Molina Healthcare, Inc.*	313	83,724
FleetCor Technologies, Inc.*	396	83,497
Lamb Weston Holdings, Inc.	772	80,689
MarketAxess Holdings, Inc.	202	79,040
Avery Dennison Corp.	435	77,834
Bunge Ltd.	804	76,798
Incyte Corp.*	993	71,764
Teleflex, Inc.	252	63,834
Catalent, Inc.*	967	63,542
Brown-Forman Corp. — Class B	982	63,113
Viatris, Inc.	6,509	62,617
Bio-Techne Corp.	844	62,616
Hormel Foods Corp.	1,555	62,013
Henry Schein, Inc.*	727	59,280
Campbell Soup Co.	1,077	59,213
Bio-Rad Laboratories, Inc. — Class A*	116	55,566
Charles River Laboratories International, Inc.*	273	55,097
Molson Coors Beverage Co. — Class B	1,009	52,145
Rollins, Inc.	1,242	46,612
Robert Half International, Inc.	577	46,489
Dentsply Sirona, Inc.	1,153	45,290
Universal Health Services, Inc. — Class B	344	43,722
Organon & Co.	1,365	32,105
DaVita, Inc.*	295	23,927
Total Consumer, Non-cyclical		39,468,061

Financial — 10.1%
Berkshire Hathaway, Inc. — Class B*	9,670	2,985,806
JPMorgan Chase & Co.	15,744	2,051,601
Visa, Inc. — Class A	8,722	1,966,462
Mastercard, Inc. — Class A	4,528	1,645,520
Bank of America Corp.	37,464	1,071,471
Wells Fargo & Co.	20,453	764,533
Prologis, Inc. REIT	4,955	618,235
Morgan Stanley	7,013	615,741
Goldman Sachs Group, Inc.	1,817	594,359
BlackRock, Inc. — Class A	803	537,303
American Express Co.	3,196	527,180
American Tower Corp. — Class A REIT	2,499	510,646
Citigroup, Inc.	10,396	487,469
Progressive Corp.	3,140	449,208
Marsh & McLennan Companies, Inc.	2,657	442,523
Chubb Ltd.	2,228	432,633
Charles Schwab Corp.	8,187	428,835
CME Group, Inc. — Class A	1,931	369,825
Equinix, Inc. REIT	496	357,636
Aon plc — Class A	1,102	347,450
Intercontinental Exchange, Inc.	3,000	312,870
Crown Castle, Inc. REIT	2,324	311,044
PNC Financial Services Group, Inc.	2,152	273,519
U.S. Bancorp	7,478	269,582
Public Storage REIT	848	256,215
Truist Financial Corp.	7,122	242,860
Arthur J Gallagher & Co.	1,138	217,711
Realty Income Corp. REIT	3,366	213,135
Travelers Companies, Inc.	1,240	212,548
MetLife, Inc.	3,537	204,934
American International Group, Inc.	3,987	200,785
Capital One Financial Corp.	2,046	196,743
Simon Property Group, Inc. REIT	1,755	196,507
Aflac, Inc.	3,005	193,883
Welltower, Inc. REIT	2,536	181,806
Bank of New York Mellon Corp.	3,948	179,397
VICI Properties, Inc. REIT	5,388	175,756
Ameriprise Financial, Inc.	565	173,173
Prudential Financial, Inc.	1,974	163,329
Allstate Corp.	1,412	156,464
Digital Realty Trust, Inc. REIT	1,543	151,692
SBA Communications Corp. REIT	580	151,421
State Street Corp.	1,873	141,767
Discover Financial Services	1,433	141,638
T. Rowe Price Group, Inc.	1,204	135,932

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NOVA FUND

	Shares	Value
Arch Capital Group Ltd.*	1,985	$134,722
Willis Towers Watson plc	572	132,921
AvalonBay Communities, Inc. REIT	751	126,213
CBRE Group, Inc. — Class A*	1,696	123,486
Weyerhaeuser Co. REIT	3,933	118,501
Hartford Financial Services Group, Inc.	1,691	117,846
Extra Space Storage, Inc. REIT	718	116,984
Equity Residential REIT	1,828	109,680
M&T Bank Corp.	909	108,689
Alexandria Real Estate Equities, Inc. REIT	845	106,123
Nasdaq, Inc.	1,820	99,499
Northern Trust Corp.	1,118	98,529
Fifth Third Bancorp	3,668	97,716
Invitation Homes, Inc. REIT	3,118	97,375
Raymond James Financial, Inc.	1,040	97,001
Cincinnati Financial Corp.	844	94,595
Mid-America Apartment Communities, Inc. REIT	620	93,645
Ventas, Inc. REIT	2,147	93,072
Regions Financial Corp.	5,013	93,041
Principal Financial Group, Inc.	1,221	90,745
Huntington Bancshares, Inc.	7,746	86,755
Iron Mountain, Inc. REIT	1,560	82,540
Citizens Financial Group, Inc.	2,643	80,268
Cboe Global Markets, Inc.	569	76,383
Everest Re Group Ltd.	210	75,184
Brown & Brown, Inc.	1,261	72,407
Essex Property Trust, Inc. REIT	346	72,362
Synchrony Financial	2,346	68,222
UDR, Inc. REIT	1,660	68,160
W R Berkley Corp.	1,093	68,050
Kimco Realty Corp. REIT	3,320	64,840
Healthpeak Properties, Inc. REIT	2,935	64,482
Host Hotels & Resorts, Inc. REIT	3,838	63,289
KeyCorp	5,009	62,713
Camden Property Trust REIT	591	61,960
Loews Corp.	1,047	60,747
Globe Life, Inc.	486	53,470
Regency Centers Corp. REIT	826	50,535
Boston Properties, Inc. REIT	765	41,402
Franklin Resources, Inc.	1,531	41,245
Invesco Ltd.	2,441	40,032
Federal Realty Investment Trust REIT	393	38,840
Assurant, Inc.	284	34,100
Comerica, Inc.	703	30,524
Zions Bancorp North America	803	24,034
Lincoln National Corp.	826	18,560
First Republic Bank[1]	997	13,948
Total Financial		25,924,582

Communications — 8.7%
Amazon.com, Inc.*	47,853	4,942,736
Alphabet, Inc. — Class A*	31,970	3,316,248
Alphabet, Inc. — Class C*	27,870	2,898,480
Meta Platforms, Inc. — Class A*	11,947	2,532,047
Cisco Systems, Inc.	22,051	1,152,716
Walt Disney Co.*	9,805	981,775
Verizon Communications, Inc.	22,544	876,736
Comcast Corp. — Class A	22,580	856,008
Netflix, Inc.*	2,391	826,043
AT&T, Inc.	38,260	736,505
Booking Holdings, Inc.*	208	551,701
T-Mobile US, Inc.*	3,179	460,446
Motorola Solutions, Inc.	898	256,945
Arista Networks, Inc.*	1,329	223,086
Charter Communications, Inc. — Class A*	565	202,050
Warner Bros Discovery, Inc.*	11,861	179,101
Corning, Inc.	4,086	144,154
CDW Corp.	727	141,685
eBay, Inc.	2,912	129,205
VeriSign, Inc.*	491	103,763
Omnicom Group, Inc.	1,088	102,642
FactSet Research Systems, Inc.	205	85,093
Interpublic Group of Companies, Inc.	2,086	77,682
Expedia Group, Inc.*	793	76,945
Etsy, Inc.*	675	75,148
Paramount Global — Class B1	2,711	60,482
Juniper Networks, Inc.	1,739	59,857
Match Group, Inc.*	1,499	57,547
Fox Corp. — Class A	1,593	54,242
Gen Digital, Inc.	3,053	52,390
F5, Inc.*	322	46,912
News Corp. — Class A	2,052	35,438
Fox Corp. — Class B	740	23,169
DISH Network Corp. — Class A*	1,349	12,586
News Corp. — Class B	632	11,016
Total Communications		22,342,579

Consumer, Cyclical — 6.8%
Tesla, Inc.*	14,437	2,995,100
Home Depot, Inc.	5,471	1,614,602
Costco Wholesale Corp.	2,382	1,183,544
Walmart, Inc.	7,527	1,109,856
McDonald’s Corp.	3,931	1,099,147
NIKE, Inc. — Class B	6,686	819,971
Lowe’s Companies, Inc.	3,245	648,903
Starbucks Corp.	6,169	642,378
TJX Companies, Inc.	6,202	485,989
Target Corp.	2,470	409,106
O’Reilly Automotive, Inc.*	335	284,408
General Motors Co.	7,486	274,587
Ford Motor Co.	21,015	264,789
Chipotle Mexican Grill, Inc. — Class A*	148	252,827
Dollar General Corp.	1,199	252,342
AutoZone, Inc.*	101	248,273
Marriott International, Inc. — Class A	1,444	239,762
PACCAR, Inc.	2,802	205,106
Hilton Worldwide Holdings, Inc.	1,430	201,444
Yum! Brands, Inc.	1,503	198,516
Ross Stores, Inc.	1,848	196,128
Cummins, Inc.	758	181,071
Copart, Inc.*	2,301	173,059
WW Grainger, Inc.	241	166,003
Fastenal Co.	3,064	165,272

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NOVA FUND

	Shares	Value
DR Horton, Inc.	1,677	$163,826
Aptiv plc*	1,454	163,124
Dollar Tree, Inc.*	1,116	160,202
Ulta Beauty, Inc.*	273	148,968
Lennar Corp. — Class A	1,361	143,055
Tractor Supply Co.	593	139,379
Walgreens Boots Alliance, Inc.	3,843	132,891
Genuine Parts Co.	757	126,654
Delta Air Lines, Inc.*	3,442	120,195
Southwest Airlines Co.	3,190	103,803
Las Vegas Sands Corp.*	1,764	101,342
Darden Restaurants, Inc.	653	101,319
NVR, Inc.*	16	89,155
Best Buy Company, Inc.	1,057	82,731
United Airlines Holdings, Inc.*	1,755	77,659
LKQ Corp.	1,362	77,307
Royal Caribbean Cruises Ltd.*	1,178	76,923
MGM Resorts International	1,689	75,025
Pool Corp.	209	71,570
PulteGroup, Inc.	1,211	70,577
Domino’s Pizza, Inc.	190	62,675
Wynn Resorts Ltd.*	553	61,886
BorgWarner, Inc.	1,256	61,682
Caesars Entertainment, Inc.*	1,151	56,180
Tapestry, Inc.	1,267	54,620
Carnival Corp.*	5,379	54,597
CarMax, Inc.*	848	54,509
Live Nation Entertainment, Inc.*	765	53,550
American Airlines Group, Inc.*	3,492	51,507
Bath & Body Works, Inc.	1,226	44,847
VF Corp.	1,773	40,620
Whirlpool Corp.	293	38,682
Advance Auto Parts, Inc.	318	38,672
Hasbro, Inc.	697	37,422
Norwegian Cruise Line Holdings Ltd.*	2,262	30,424
Alaska Air Group, Inc.*	685	28,742
Ralph Lauren Corp. — Class A	221	25,784
Newell Brands, Inc.	2,020	25,129
Total Consumer, Cyclical		17,359,416

Industrial — 5.7%
Raytheon Technologies Corp.	7,863	770,023
United Parcel Service, Inc. — Class B	3,918	760,053
Honeywell International, Inc.	3,586	685,356
Union Pacific Corp.	3,284	660,938
Boeing Co.*	3,018	641,114
Caterpillar, Inc.	2,793	639,150
Deere & Co.	1,452	599,502
Lockheed Martin Corp.	1,219	576,258
General Electric Co.	5,847	558,973
Eaton Corporation plc	2,135	365,811
Illinois Tool Works, Inc.	1,490	362,740
Northrop Grumman Corp.	772	356,448
CSX Corp.	11,285	337,873
Waste Management, Inc.	1,993	325,198
3M Co.	2,955	310,600
FedEx Corp.	1,246	284,698
General Dynamics Corp.	1,208	275,678
Emerson Electric Co.	3,067	267,258
Amphenol Corp. — Class A	3,192	260,850
Norfolk Southern Corp.	1,222	259,064
Parker-Hannifin Corp.	689	231,580
Trane Technologies plc	1,230	226,296
TE Connectivity Ltd.	1,699	222,824
Johnson Controls International plc	3,688	222,091
Agilent Technologies, Inc.	1,588	219,684
TransDigm Group, Inc.	278	204,900
Carrier Global Corp.	4,478	204,869
L3Harris Technologies, Inc.	1,022	200,557
Otis Worldwide Corp.	2,227	187,959
Mettler-Toledo International, Inc.*	119	182,095
Rockwell Automation, Inc.	615	180,472
AMETEK, Inc.	1,233	179,192
Old Dominion Freight Line, Inc.	486	165,648
Keysight Technologies, Inc.*	957	154,536
Republic Services, Inc. — Class A	1,102	149,013
Fortive Corp.	1,894	129,114
Ingersoll Rand, Inc.	2,173	126,425
Vulcan Materials Co.	713	122,322
Martin Marietta Materials, Inc.	333	118,235
Dover Corp.	749	113,803
Teledyne Technologies, Inc.*	252	112,735
Xylem, Inc.	967	101,245
Westinghouse Air Brake Technologies Corp.	976	98,634
Expeditors International of Washington, Inc.	854	94,042
IDEX Corp.	405	93,567
Ball Corp.	1,684	92,805
Amcor plc	7,975	90,756
Howmet Aerospace, Inc.	1,976	83,723
Garmin Ltd.	823	83,057
Jacobs Solutions, Inc.	680	79,907
Textron, Inc.	1,120	79,106
J.B. Hunt Transport Services, Inc.	445	78,080
Snap-on, Inc.	285	70,364
Trimble, Inc.*	1,324	69,404
Packaging Corporation of America	496	68,860
Nordson Corp.	289	64,233
Stanley Black & Decker, Inc.	794	63,980
CH Robinson Worldwide, Inc.	632	62,802
Masco Corp.	1,208	60,062
Allegion plc	472	50,377
Pentair plc	883	48,803
A O Smith Corp.	680	47,022
Huntington Ingalls Industries, Inc.	214	44,302
Westrock Co.	1,367	41,652
Generac Holdings, Inc.*	340	36,724
Sealed Air Corp.	776	35,626
Mohawk Industries, Inc.*	283	28,362
Total Industrial		14,719,430

Energy — 3.4%
Exxon Mobil Corp.	22,104	2,423,925
Chevron Corp.	9,549	1,558,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NOVA FUND

	Shares	Value
ConocoPhillips	6,569	$651,711
Schlumberger Ltd.	7,623	374,289
EOG Resources, Inc.	3,153	361,428
Marathon Petroleum Corp.	2,437	328,581
Valero Energy Corp.	2,069	288,832
Pioneer Natural Resources Co.	1,275	260,406
Phillips 66	2,501	253,551
Occidental Petroleum Corp.	3,903	243,664
Hess Corp.	1,489	197,054
Williams Companies, Inc.	6,538	195,225
Kinder Morgan, Inc.	10,618	185,921
Devon Energy Corp.	3,509	177,590
Baker Hughes Co.	5,400	155,844
Halliburton Co.	4,853	153,549
Enphase Energy, Inc.*	730	153,504
ONEOK, Inc.	2,399	152,433
Diamondback Energy, Inc.	986	133,278
First Solar, Inc.*	532	115,710
Coterra Energy, Inc. — Class A	4,232	103,853
SolarEdge Technologies, Inc.*	300	91,185
Targa Resources Corp.	1,215	88,634
Marathon Oil Corp.	3,409	81,680
Equities Corp.	1,969	62,831
APA Corp.	1,726	62,240
Total Energy		8,854,933

Utilities — 2.1%
NextEra Energy, Inc.	10,667	822,212
Southern Co.	5,844	406,626
Duke Energy Corp.	4,133	398,711
Sempra Energy	1,687	255,007
American Electric Power Company, Inc.	2,758	250,950
Dominion Energy, Inc.	4,473	250,085
Exelon Corp.	5,334	223,441
Xcel Energy, Inc.	2,937	198,071
Consolidated Edison, Inc.	1,905	182,251
Public Service Enterprise Group, Inc.	2,678	167,241
WEC Energy Group, Inc.	1,693	160,480
American Water Works Company, Inc.	1,036	151,764
Eversource Energy	1,870	146,346
Edison International	2,050	144,710
PG&E Corp.*	8,642	139,741
Constellation Energy Corp.	1,755	137,768
Ameren Corp.	1,388	119,909
Entergy Corp.	1,092	117,652
FirstEnergy Corp.	2,915	116,775
DTE Energy Co.	1,040	113,922
PPL Corp.	3,952	109,826
CenterPoint Energy, Inc.	3,379	99,545
CMS Energy Corp.	1,563	95,937
AES Corp.	3,585	86,327
Atmos Energy Corp.	768	86,292
Evergy, Inc.	1,232	75,300
Alliant Energy Corp.	1,347	71,930
NiSource, Inc.	2,180	60,953
Pinnacle West Capital Corp.	607	48,099
NRG Energy, Inc.	1,236	42,382
Total Utilities		5,280,253

Basic Materials — 1.5%
Linde plc	2,644	939,783
Air Products and Chemicals, Inc.	1,192	342,354
Freeport-McMoRan, Inc.	7,672	313,862
Sherwin-Williams Co.	1,266	284,559
Ecolab, Inc.	1,330	220,155
Nucor Corp.	1,358	209,770
Newmont Corp.	4,261	208,874
Dow, Inc.	3,783	207,384
DuPont de Nemours, Inc.	2,459	176,483
PPG Industries, Inc.	1,261	168,444
Albemarle Corp.	629	139,034
LyondellBasell Industries N.V. — Class A	1,363	127,972
International Flavors & Fragrances, Inc.	1,369	125,893
Steel Dynamics, Inc.	895	101,189
Mosaic Co.	1,827	83,823
FMC Corp.	676	82,560
CF Industries Holdings, Inc.	1,053	76,332
International Paper Co.	1,909	68,839
Celanese Corp. — Class A	535	58,256
Eastman Chemical Co.	637	53,725
Total Basic Materials		3,989,291

Total Common Stocks
(Cost $175,821,063)		184,323,279

MUTUAL FUNDS† - 7.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	785,083	7,623,159
Guggenheim Strategy Fund II2	245,779	5,950,321
Guggenheim Strategy Fund III[2]	184,563	4,475,644
Total Mutual Funds
(Cost $18,438,175)		18,049,124

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 5.8%
Federal Home Loan Bank
4.36% due 04/03/23[3]	$15,000,000	14,996,375
Total Federal Agency Discount Notes
(Cost $14,996,375)		14,996,375

U.S. TREASURY BILLS†† - 4.1%
U.S. Treasury Bills
4.50% due 04/04/23[3]	5,000,000	4,999,362
4.21% due 05/02/23[3,4]	4,500,000	4,483,365
3.36% due 04/11/23[3,5]	1,015,000	1,013,967
Total U.S. Treasury Bills
(Cost $10,495,797)		10,496,694

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 10.9%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[4]	$15,610,031	$15,610,031
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[4]	6,167,261	6,167,261
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[4]	6,167,260	6,167,260
Total Repurchase Agreements
(Cost $27,944,552)		27,944,552

SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[8]	22,816	22,816
Total Securities Lending Collateral
(Cost $22,816)		$22,816

Total Investments - 99.6%
(Cost $247,718,778)		$255,832,840
Other Assets & Liabilities, net - 0.4%		1,066,699
Total Net Assets - 100.0%		$256,899,539

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	125	Jun 2023	$25,860,938	$1,170,414

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	Pay	5.33% (Federal Funds Rate + 0.50%)	At Maturity	06/28/23	28,671	$117,816,431	$2,505,806
Barclays Bank plc	S&P 500 Index	Pay	5.27% (SOFR + 0.45%)	At Maturity	06/27/23	11,920	48,982,298	1,331,739
BNP Paribas	S&P 500 Index	Pay	5.43% (Federal Funds Rate + 0.60%)	At Maturity	06/28/23	2,066	8,489,350	285,177
							$175,288,079	$4,122,722

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$184,323,279	$—	$—	$184,323,279
Mutual Funds	18,049,124	—	—	18,049,124
Federal Agency Discount Notes	—	14,996,375	—	14,996,375
U.S. Treasury Bills	—	10,496,694	—	10,496,694
Repurchase Agreements	—	27,944,552	—	27,944,552
Securities Lending Collateral	22,816	—	—	22,816
Equity Futures Contracts**	1,170,414	—	—	1,170,414
Equity Index Swap Agreements**	—	4,122,722	—	4,122,722
Total Assets	$203,565,633	$57,560,343	$—	$261,125,976

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,051,713	$—	$(1,000,000)	$(28,493)	$(72,899)	$5,950,321	245,779	$227,119
Guggenheim Strategy Fund III	4,547,624	—	—	—	(71,980)	4,475,644	184,563	170,063
Guggenheim Ultra Short Duration Fund — Institutional Class	23,837,568	—	(16,000,000)	(414,412)	200,003	7,623,159	785,083	317,374
	$35,436,905	$—	$(17,000,000)	$(442,905)	$55,124	$18,049,124		$714,556

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $22,843 of securities loaned (cost $201,336,051)	$209,839,164
Investments in affiliated issuers, at value (cost $18,438,175)	18,049,124
Repurchase agreements, at value (cost $27,944,552)	27,944,552
Cash	1,405
Segregated cash with broker	391,469
Unrealized appreciation on OTC swap agreements	4,122,722
Receivables:
Fund shares sold	3,166,763
Variation margin on futures contracts	360,937
Dividends	155,379
Interest	3,722
Securities lending income	15
Total assets	264,035,252

Liabilities:
Segregated cash due to broker	1,160,000
Payable for:
Securities purchased	5,008,002
Fund shares redeemed	589,005
Management fees	106,494
Transfer agent fees	50,172
Swap settlement	31,694
Return of securities lending collateral	22,816
Portfolio accounting and administration fees	21,829
Distribution and service fees	5,561
Trustees’ fees*	2,551
Miscellaneous	137,589
Total liabilities	7,135,713
Net assets	$256,899,539

Net assets consist of:
Paid in capital	$397,832,328
Total distributable earnings (loss)	(140,932,789)
Net assets	$256,899,539

Investor Class:
Net assets	$225,298,077
Capital shares outstanding	2,467,755
Net asset value per share	$91.30

A-Class:
Net assets	$18,584,819
Capital shares outstanding	228,395
Net asset value per share	$81.37
Maximum offering price per share (Net asset value divided by 95.25%)	$85.43

C-Class:
Net assets	$1,021,055
Capital shares outstanding	15,543
Net asset value per share	$65.69

H-Class:
Net assets	$11,995,588
Capital shares outstanding	147,193
Net asset value per share	$81.50

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $403)	$2,381,127
Dividends from securities of affiliated issuers	714,556
Interest	708,048
Income from securities lending, net	450
Total investment income	3,804,181

Expenses:
Management fees	1,403,145
Distribution and service fees:
A-Class	35,478
C-Class	10,807
H-Class	36,785
Transfer agent fees	415,500
Portfolio accounting and administration fees	253,905
Professional fees	90,067
Trustees’ fees*	35,398
Custodian fees	27,436
Interest expense	16,133
Line of credit fees	635
Miscellaneous	196,324
Total expenses	2,521,613
Less:
Expenses waived by Adviser	(29,410)
Net expenses	2,492,203
Net investment income	1,311,978

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(67,993,837)
Investments in affiliated issuers	(442,905)
Swap agreements	(34,094,000)
Futures contracts	(9,729,857)
Net realized loss	(112,260,599)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	12,292,736
Investments in affiliated issuers	55,124
Swap agreements	3,723,368
Futures contracts	24,079
Net change in unrealized appreciation (depreciation)	16,095,307
Net realized and unrealized loss	(96,165,292)
Net decrease in net assets resulting from operations	$(94,853,314)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,311,978	$(629,251)
Net realized gain (loss) on investments	(112,260,599)	84,279,146
Net change in unrealized appreciation (depreciation) on investments	16,095,307	(38,692,907)
Net increase (decrease) in net assets resulting from operations	(94,853,314)	44,956,988

Distributions to shareholders:
Investor Class	(11,389,603)	(16,129,299)
A-Class	(1,766,899)	(2,007,645)
C-Class	(204,783)	(359,771)
H-Class	(1,087,250)	(1,804,671)
Total distributions to shareholders	(14,448,535)	(20,301,386)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,888,247,405	3,662,606,295
A-Class	87,207,798	160,211,360
C-Class	356,281	203,281
H-Class	196,137,541	578,940,049
Distributions reinvested
Investor Class	10,905,585	13,036,966
A-Class	1,649,156	1,944,061
C-Class	115,249	350,819
H-Class	1,087,250	1,804,671
Cost of shares redeemed
Investor Class	(1,963,356,492)	(3,642,219,061)
A-Class	(84,237,819)	(159,461,992)
C-Class	(826,901)	(2,524,068)
H-Class	(215,287,997)	(597,412,425)
Net increase (decrease) from capital share transactions	(78,002,944)	17,479,956
Net increase (decrease) in net assets	(187,304,793)	42,135,558

Net assets:
Beginning of year	444,204,332	402,068,774
End of year	$256,899,539	$444,204,332

Capital share activity:
Shares sold
Investor Class	18,516,555	26,990,584
A-Class	950,512	1,276,479
C-Class	4,851	1,925
H-Class	2,097,674	4,583,468
Shares issued from reinvestment of distributions
Investor Class	132,510	92,962
A-Class	22,465	15,167
C-Class	1,941	3,206
H-Class	14,788	14,065
Shares redeemed
Investor Class	(19,036,194)	(26,935,753)
A-Class	(920,554)	(1,282,864)
C-Class	(9,871)	(23,392)
H-Class	(2,299,636)	(4,745,096)
Net decrease in shares	(524,959)	(9,249)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$133.16	$120.51	$63.62	$76.83	$69.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	(.16)	.05	.61	.48
Net gain (loss) on investments (realized and unrealized)	(24.31)	25.92	57.43	(13.82)	6.72
Total from investment operations	(23.54)	25.76	57.48	(13.21)	7.20
Less distributions from:
Net investment income	—	—	(.59)	—	—
Net realized gains	(18.32)	(13.11)	—	—	—
Total distributions	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$91.30	$133.16	$120.51	$63.62	$76.83

Total Return	(16.18%)	20.83%	90.46%	(17.19%)	10.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$225,298	$380,170	$326,237	$37,874	$242,831
Ratios to average net assets:
Net investment income (loss)	0.74%	(0.12%)	0.05%	0.71%	0.65%
Total expenses[b]	1.30%	1.25%	1.33%	1.37%	1.35%
Net expenses[c]	1.29%	1.23%	1.32%	1.36%	1.35%
Portfolio turnover rate	973%	1,027%	785%	690%	1,078%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$121.63	$111.23	$58.89	$71.28	$64.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	(.45)	(.18)	.40	.28
Net gain (loss) on investments (realized and unrealized)	(22.56)	23.96	53.11	(12.79)	6.28
Total from investment operations	(21.94)	23.51	52.93	(12.39)	6.56
Less distributions from:
Net investment income	—	—	(.59)	—	—
Net realized gains	(18.32)	(13.11)	—	—	—
Total distributions	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$81.37	$121.63	$111.23	$58.89	$71.28

Total Return[d]	(16.42%)	20.54%	90.00%	(17.38%)	10.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,585	$21,403	$18,596	$7,435	$26,022
Ratios to average net assets:
Net investment income (loss)	0.67%	(0.35%)	(0.20%)	0.52%	0.41%
Total expenses[b]	1.55%	1.50%	1.59%	1.62%	1.60%
Net expenses[c]	1.53%	1.48%	1.58%	1.61%	1.60%
Portfolio turnover rate	973%	1,027%	785%	690%	1,078%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$103.59	$96.96	$51.77	$63.15	$57.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(1.19)	(.74)	(.22)	(.20)
Net gain (loss) on investments (realized and unrealized)	(19.52)	20.93	46.52	(11.16)	5.58
Total from investment operations	(19.58)	19.74	45.78	(11.38)	5.38
Less distributions from:
Net investment income	—	—	(.59)	—	—
Net realized gains	(18.32)	(13.11)	—	—	—
Total distributions	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$65.69	$103.59	$96.96	$51.77	$63.15

Total Return[d]	(17.04%)	19.64%	88.56%	(18.02%)	9.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,021	$1,929	$3,576	$3,333	$4,165
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(1.09%)	(0.97%)	(0.32%)	(0.33%)
Total expenses[b]	2.30%	2.25%	2.35%	2.38%	2.35%
Net expenses[c]	2.27%	2.23%	2.33%	2.37%	2.35%
Portfolio turnover rate	973%	1,027%	785%	690%	1,078%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$121.73	$111.34	$58.94	$71.35	$64.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	(.48)	(.18)	.36	.30
Net gain (loss) on investments (realized and unrealized)	(22.28)	23.98	53.17	(12.77)	6.25
Total from investment operations	(21.91)	23.50	52.99	(12.41)	6.55
Less distributions from:
Net investment income	—	—	(.59)	—	—
Net realized gains	(18.32)	(13.11)	—	—	—
Total distributions	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$81.50	$121.73	$111.34	$58.94	$71.35

Total Return	(16.38%)	20.51%	90.03%	(17.39%)	10.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,996	$40,702	$53,660	$4,057	$49,090
Ratios to average net assets:
Net investment income (loss)	0.39%	(0.37%)	(0.20%)	0.46%	0.44%
Total expenses[b]	1.55%	1.50%	1.59%	1.62%	1.61%
Net expenses[c]	1.54%	1.48%	1.58%	1.61%	1.61%
Portfolio turnover rate	973%	1,027%	785%	690%	1,078%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the Reporting Period, S&P 500 Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index. S&P 500 Fund H-Class returned -9.32%, while the S&P 500 Index returned -7.73% over the same time period.

The sectors contributing the most to the return of the underlying index were Energy, Industrials, and Consumer Staples. The sectors detracting the most were Consumer Discretionary, Communication Services, and Financials.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Merck & Company, Inc., & Eli Lilly and Co. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Alphabet, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	6.2%
Microsoft Corp.	5.4%
Amazon.com, Inc.	2.3%
NVIDIA Corp.	1.7%
Alphabet, Inc. — Class A	1.6%
Tesla, Inc.	1.4%
Berkshire Hathaway, Inc. — Class B	1.4%
Alphabet, Inc. — Class C	1.4%
Meta Platforms, Inc. — Class A	1.2%
Exxon Mobil Corp.	1.1%
Top Ten Total	23.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(9.32%)	9.27%	10.35%
A-Class Shares with sales charge‡	(13.64%)	8.21%	9.82%
C-Class Shares	(10.02%)	8.46%	9.53%
C-Class Shares with CDSC§	(10.91%)	8.46%	9.53%
H-Class Shares	(9.32%)	9.28%	10.35%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2023
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 86.8%

Technology — 21.8%
Apple, Inc.	37,830	$6,238,167
Microsoft Corp.	18,935	5,458,961
NVIDIA Corp.	6,257	1,738,007
Broadcom, Inc.	1,063	681,957
Salesforce, Inc.*	2,544	508,240
Accenture plc — Class A	1,602	457,868
Adobe, Inc.*	1,165	448,956
Texas Instruments, Inc.	2,305	428,753
Advanced Micro Devices, Inc.*	4,101	401,939
Oracle Corp.	3,909	363,224
QUALCOMM, Inc.	2,836	361,817
Intel Corp.	10,523	343,786
Intuit, Inc.	715	318,769
International Business Machines Corp.	2,300	301,507
Applied Materials, Inc.	2,145	263,470
Analog Devices, Inc.	1,289	254,217
ServiceNow, Inc.*	516	239,796
Fiserv, Inc.*	1,615	182,544
Lam Research Corp.	343	181,831
Micron Technology, Inc.	2,776	167,504
Activision Blizzard, Inc.	1,812	155,089
Synopsys, Inc.*	388	149,865
Cadence Design Systems, Inc.*	698	146,643
KLA Corp.	352	140,508
NXP Semiconductor N.V.	659	122,887
Roper Technologies, Inc.	270	118,986
Microchip Technology, Inc.	1,393	116,705
Autodesk, Inc.*	549	114,280
MSCI, Inc. — Class A	203	113,617
Fortinet, Inc.*	1,649	109,592
Paychex, Inc.	816	93,505
ON Semiconductor Corp.*	1,099	90,470
Fidelity National Information Services, Inc.	1,509	81,984
Electronic Arts, Inc.	663	79,858
Cognizant Technology Solutions Corp. — Class A	1,295	78,904
ANSYS, Inc.*	222	73,882
HP, Inc.	2,198	64,511
Monolithic Power Systems, Inc.	114	57,061
Hewlett Packard Enterprise Co.	3,261	51,948
Take-Two Interactive Software, Inc.*	403	48,078
Skyworks Solutions, Inc.	404	47,664
Fair Isaac Corp.*	64	44,972
Broadridge Financial Solutions, Inc.	299	43,824
EPAM Systems, Inc.*	146	43,654
Teradyne, Inc.	396	42,574
Zebra Technologies Corp. — Class A*	131	41,658
Tyler Technologies, Inc.*	106	37,592
Paycom Software, Inc.*	123	37,393
NetApp, Inc.	548	34,990
PTC, Inc.*	271	34,750
Seagate Technology Holdings plc	488	32,267
Leidos Holdings, Inc.	348	32,037
Akamai Technologies, Inc.*	400	31,320
Western Digital Corp.*	812	30,588
Ceridian HCM Holding, Inc.*	391	28,629
Jack Henry & Associates, Inc.	186	28,034
Qorvo, Inc.*	254	25,799
DXC Technology Co.*	579	14,799
Total Technology		21,982,230

Consumer, Non-cyclical — 18.6%
UnitedHealth Group, Inc.	2,377	1,123,347
Johnson & Johnson	6,650	1,030,750
Procter & Gamble Co.	6,001	892,288
AbbVie, Inc.	4,498	716,846
Eli Lilly & Co.	2,006	688,901
Merck & Company, Inc.	6,449	686,109
PepsiCo, Inc.	3,503	638,597
Coca-Cola Co.	9,900	614,097
Pfizer, Inc.	14,279	582,583
Thermo Fisher Scientific, Inc.	998	575,217
Abbott Laboratories	4,435	449,088
Danaher Corp.	1,667	420,151
Philip Morris International, Inc.	3,943	383,457
Bristol-Myers Squibb Co.	5,408	374,829
Amgen, Inc.	1,358	328,297
S&P Global, Inc.	837	288,572
Elevance Health, Inc.	608	279,565
Medtronic plc	3,384	272,818
Gilead Sciences, Inc.	3,172	263,181
Stryker Corp.	858	244,933
CVS Health Corp.	3,266	242,696
Mondelez International, Inc. — Class A	3,468	241,789
Automatic Data Processing, Inc.	1,054	234,652
Intuitive Surgical, Inc.*	891	227,624
Regeneron Pharmaceuticals, Inc.*	273	224,316
PayPal Holdings, Inc.*	2,878	218,555
Vertex Pharmaceuticals, Inc.*	654	206,056
Altria Group, Inc.	4,542	202,664
Zoetis, Inc.	1,186	197,398
Cigna Group	760	194,203
Boston Scientific Corp.*	3,643	182,259
Becton Dickinson and Co.	722	178,724
Colgate-Palmolive Co.	2,125	159,694
Humana, Inc.	318	154,376
Estee Lauder Companies, Inc. — Class A	589	145,165
HCA Healthcare, Inc.	539	142,124
Edwards Lifesciences Corp.*	1,573	130,134
Moderna, Inc.*	840	129,007
General Mills, Inc.	1,500	128,190
McKesson Corp.	348	123,905
Moody’s Corp.	401	122,714
Kimberly-Clark Corp.	859	115,295
Dexcom, Inc.*	983	114,205
Archer-Daniels-Midland Co.	1,392	110,887
Corteva, Inc.	1,813	109,342
IDEXX Laboratories, Inc.*	211	105,517
Monster Beverage Corp.*	1,938	104,671
Cintas Corp.	220	101,790
Biogen, Inc.*	366	101,759

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® FUND

	Shares	Value
Sysco Corp.	1,291	$99,704
Hershey Co.	374	95,149
IQVIA Holdings, Inc.*	472	93,876
Constellation Brands, Inc. — Class A	413	93,293
Illumina, Inc.*	400	93,020
Centene Corp.*	1,401	88,557
ResMed, Inc.	374	81,902
Kroger Co.	1,657	81,806
Kraft Heinz Co.	2,025	78,307
Verisk Analytics, Inc. — Class A	398	76,360
Keurig Dr Pepper, Inc.	2,162	76,275
GE HealthCare Technologies, Inc.*	924	75,796
CoStar Group, Inc.*	1,034	71,191
Global Payments, Inc.	669	70,406
United Rentals, Inc.	176	69,654
Zimmer Biomet Holdings, Inc.	534	68,993
AmerisourceBergen Corp. — Class A	412	65,965
Gartner, Inc.*	201	65,480
West Pharmaceutical Services, Inc.	188	65,136
Equifax, Inc.	312	63,286
Align Technology, Inc.*	185	61,816
Quanta Services, Inc.	363	60,490
Insulet Corp.*	177	56,456
Church & Dwight Company, Inc.	620	54,814
McCormick & Company, Inc.	638	53,088
Baxter International, Inc.	1,284	52,079
Laboratory Corporation of America Holdings	225	51,620
Hologic, Inc.*	627	50,599
Clorox Co.	314	49,687
Cardinal Health, Inc.	655	49,453
STERIS plc	253	48,394
Cooper Companies, Inc.	126	47,043
Waters Corp.*	151	46,754
Conagra Brands, Inc.	1,212	45,523
Kellogg Co.	651	43,591
Tyson Foods, Inc. — Class A	727	43,126
PerkinElmer, Inc.	321	42,777
J M Smucker Co.	271	42,647
Quest Diagnostics, Inc.	282	39,897
Molina Healthcare, Inc.*	149	39,856
FleetCor Technologies, Inc.*	188	39,640
Lamb Weston Holdings, Inc.	366	38,254
MarketAxess Holdings, Inc.	96	37,564
Avery Dennison Corp.	206	36,860
Bunge Ltd.	381	36,393
Incyte Corp.*	471	34,039
Teleflex, Inc.	119	30,144
Catalent, Inc.*	458	30,095
Brown-Forman Corp. — Class B	465	29,886
Viatris, Inc.	3,085	29,678
Bio-Techne Corp.	400	29,676
Hormel Foods Corp.	737	29,391
Henry Schein, Inc.*	345	28,131
Campbell Soup Co.	510	28,040
Bio-Rad Laboratories, Inc. — Class A*	55	26,346
Charles River Laboratories International, Inc.*	129	26,035
Molson Coors Beverage Co. — Class B	478	24,703
Rollins, Inc.	589	22,105
Robert Half International, Inc.	274	22,076
Dentsply Sirona, Inc.	547	21,486
Universal Health Services, Inc. — Class B	163	20,717
Organon & Co.	647	15,217
DaVita, Inc.*	140	11,355
Total Consumer, Non-cyclical		18,705,034

Financial — 12.2%
Berkshire Hathaway, Inc. — Class B*	4,583	1,415,093
JPMorgan Chase & Co.	7,461	972,243
Visa, Inc. — Class A	4,133	931,826
Mastercard, Inc. — Class A	2,146	779,878
Bank of America Corp.	17,754	507,764
Wells Fargo & Co.	9,693	362,324
Prologis, Inc. REIT	2,348	292,960
Morgan Stanley	3,323	291,759
Goldman Sachs Group, Inc.	861	281,642
BlackRock, Inc. — Class A	381	254,935
American Express Co.	1,514	249,734
American Tower Corp. — Class A REIT	1,184	241,939
Citigroup, Inc.	4,927	231,027
Progressive Corp.	1,488	212,873
Marsh & McLennan Companies, Inc.	1,259	209,687
Chubb Ltd.	1,056	205,054
Charles Schwab Corp.	3,880	203,234
CME Group, Inc. — Class A	915	175,241
Equinix, Inc. REIT	235	169,444
Aon plc — Class A	522	164,581
Intercontinental Exchange, Inc.	1,422	148,300
Crown Castle, Inc. REIT	1,101	147,358
PNC Financial Services Group, Inc.	1,020	129,642
U.S. Bancorp	3,544	127,761
Public Storage REIT	402	121,460
Truist Financial Corp.	3,375	115,088
Arthur J Gallagher & Co.	540	103,307
Realty Income Corp. REIT	1,595	100,995
Travelers Companies, Inc.	588	100,789
MetLife, Inc.	1,676	97,108
American International Group, Inc.	1,890	95,180
Capital One Financial Corp.	970	93,275
Simon Property Group, Inc. REIT	832	93,159
Aflac, Inc.	1,424	91,877
Welltower, Inc. REIT	1,202	86,171
Bank of New York Mellon Corp.	1,871	85,018
VICI Properties, Inc. REIT	2,553	83,279
Ameriprise Financial, Inc.	268	82,142
Prudential Financial, Inc.	936	77,445
Allstate Corp.	669	74,132
Digital Realty Trust, Inc. REIT	731	71,865
SBA Communications Corp. REIT	275	71,794
State Street Corp.	888	67,213
Discover Financial Services	679	67,112
T. Rowe Price Group, Inc.	571	64,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® FUND

	Shares	Value
Arch Capital Group Ltd.*	941	$63,866
Willis Towers Watson plc	272	63,207
AvalonBay Communities, Inc. REIT	356	59,829
CBRE Group, Inc. — Class A*	804	58,539
Weyerhaeuser Co. REIT	1,864	56,162
Hartford Financial Services Group, Inc.	802	55,891
Extra Space Storage, Inc. REIT	341	55,559
Equity Residential REIT	866	51,960
M&T Bank Corp.	431	51,535
Alexandria Real Estate Equities, Inc. REIT	401	50,362
Nasdaq, Inc.	862	47,126
Northern Trust Corp.	530	46,709
Fifth Third Bancorp	1,738	46,300
Invitation Homes, Inc. REIT	1,477	46,127
Raymond James Financial, Inc.	493	45,982
Cincinnati Financial Corp.	400	44,832
Mid-America Apartment Communities, Inc. REIT	294	44,406
Regions Financial Corp.	2,376	44,099
Ventas, Inc. REIT	1,017	44,087
Principal Financial Group, Inc.	579	43,031
Huntington Bancshares, Inc.	3,671	41,115
Iron Mountain, Inc. REIT	739	39,101
Citizens Financial Group, Inc.	1,253	38,054
Cboe Global Markets, Inc.	270	36,245
Everest Re Group Ltd.	100	35,802
Brown & Brown, Inc.	598	34,337
Essex Property Trust, Inc. REIT	164	34,299
Synchrony Financial	1,112	32,337
UDR, Inc. REIT	787	32,314
W R Berkley Corp.	518	32,251
Kimco Realty Corp. REIT	1,573	30,721
Healthpeak Properties, Inc. REIT	1,391	30,560
Host Hotels & Resorts, Inc. REIT	1,819	29,995
KeyCorp	2,374	29,723
Camden Property Trust REIT	280	29,355
Loews Corp.	496	28,778
Globe Life, Inc.	230	25,305
Regency Centers Corp. REIT	392	23,983
Boston Properties, Inc. REIT	363	19,646
Franklin Resources, Inc.	725	19,532
Invesco Ltd.	1,157	18,975
Federal Realty Investment Trust REIT	186	18,382
Assurant, Inc.	134	16,089
Comerica, Inc.	333	14,459
Zions Bancorp North America	381	11,403
Lincoln National Corp.	392	8,808
First Republic Bank[1]	473	6,617
Total Financial		12,286,969

Communications — 10.5%
Amazon.com, Inc.*	22,677	2,342,307
Alphabet, Inc. — Class A*	15,150	1,571,509
Alphabet, Inc. — Class C*	13,207	1,373,528
Meta Platforms, Inc. — Class A*	5,662	1,200,004
Cisco Systems, Inc.	10,450	546,274
Walt Disney Co.*	4,647	465,304
Verizon Communications, Inc.	10,683	415,462
Comcast Corp. — Class A	10,700	405,637
Netflix, Inc.*	1,133	391,429
AT&T, Inc.	18,131	349,021
Booking Holdings, Inc.*	99	262,589
T-Mobile US, Inc.*	1,507	218,274
Motorola Solutions, Inc.	425	121,605
Arista Networks, Inc.*	630	105,752
Charter Communications, Inc. — Class A*	268	95,839
Warner Bros Discovery, Inc.*	5,621	84,877
Corning, Inc.	1,936	68,302
CDW Corp.	344	67,042
eBay, Inc.	1,380	61,231
VeriSign, Inc.*	233	49,240
Omnicom Group, Inc.	516	48,680
FactSet Research Systems, Inc.	97	40,264
Interpublic Group of Companies, Inc.	988	36,793
Expedia Group, Inc.*	376	36,483
Etsy, Inc.*	320	35,626
Paramount Global — Class B	1,285	28,668
Juniper Networks, Inc.	824	28,362
Match Group, Inc.*	710	27,257
Fox Corp. — Class A	755	25,708
Gen Digital, Inc.	1,447	24,830
F5, Inc.*	153	22,291
News Corp. — Class A	973	16,804
Fox Corp. — Class B	351	10,990
DISH Network Corp. — Class A*	639	5,962
News Corp. — Class B	300	5,229
Total Communications		10,589,173

Consumer, Cyclical — 8.2%
Tesla, Inc.*	6,841	1,419,234
Home Depot, Inc.	2,592	764,951
Costco Wholesale Corp.	1,129	560,966
Walmart, Inc.	3,567	525,954
McDonald’s Corp.	1,863	520,914
NIKE, Inc. — Class B	3,169	388,646
Lowe’s Companies, Inc.	1,538	307,554
Starbucks Corp.	2,923	304,372
TJX Companies, Inc.	2,939	230,300
Target Corp.	1,171	193,953
O’Reilly Automotive, Inc.*	159	134,988
General Motors Co.	3,548	130,141
Ford Motor Co.	9,959	125,483
Dollar General Corp.	569	119,752
Chipotle Mexican Grill, Inc. — Class A*	70	119,580
AutoZone, Inc.*	48	117,991
Marriott International, Inc. — Class A	684	113,571
PACCAR, Inc.	1,328	97,209
Hilton Worldwide Holdings, Inc.	678	95,510
Yum! Brands, Inc.	712	94,041
Ross Stores, Inc.	876	92,970
Cummins, Inc.	359	85,758
Copart, Inc.*	1,090	81,979
WW Grainger, Inc.	114	78,524
Fastenal Co.	1,452	78,321

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® FUND

	Shares	Value
DR Horton, Inc.	795	$77,664
Aptiv plc*	689	77,299
Dollar Tree, Inc.*	529	75,938
Ulta Beauty, Inc.*	129	70,391
Lennar Corp. — Class A	645	67,796
Tractor Supply Co.	281	66,046
Walgreens Boots Alliance, Inc.	1,821	62,970
Genuine Parts Co.	359	60,064
Delta Air Lines, Inc.*	1,631	56,955
Southwest Airlines Co.	1,512	49,200
Darden Restaurants, Inc.	310	48,100
Las Vegas Sands Corp.*	836	48,028
NVR, Inc.*	8	44,577
Best Buy Company, Inc.	501	39,213
United Airlines Holdings, Inc.*	832	36,816
LKQ Corp.	646	36,667
Royal Caribbean Cruises Ltd.*	558	36,437
MGM Resorts International	800	35,536
Pool Corp.	99	33,902
PulteGroup, Inc.	574	33,453
Domino’s Pizza, Inc.	90	29,688
Wynn Resorts Ltd.*	262	29,321
BorgWarner, Inc.	596	29,270
Caesars Entertainment, Inc.*	546	26,650
Tapestry, Inc.	601	25,909
Carnival Corp.*	2,549	25,872
CarMax, Inc.*	402	25,841
Live Nation Entertainment, Inc.*	363	25,410
American Airlines Group, Inc.*	1,655	24,411
Bath & Body Works, Inc.	581	21,253
VF Corp.	840	19,245
Advance Auto Parts, Inc.	151	18,363
Whirlpool Corp.	139	18,351
Hasbro, Inc.	330	17,718
Norwegian Cruise Line Holdings Ltd.*	1,072	14,419
Alaska Air Group, Inc.*	324	13,595
Ralph Lauren Corp. — Class A	105	12,250
Newell Brands, Inc.	957	11,905
Total Consumer, Cyclical		8,229,185

Industrial — 6.9%
Raytheon Technologies Corp.	3,726	364,887
United Parcel Service, Inc. — Class B	1,856	360,045
Honeywell International, Inc.	1,700	324,904
Union Pacific Corp.	1,556	313,160
Boeing Co.*	1,430	303,775
Caterpillar, Inc.	1,324	302,984
Deere & Co.	688	284,062
Lockheed Martin Corp.	578	273,238
General Electric Co.	2,771	264,908
Eaton Corporation plc	1,012	173,396
Illinois Tool Works, Inc.	706	171,876
Northrop Grumman Corp.	366	168,989
CSX Corp.	5,348	160,119
Waste Management, Inc.	945	154,195
3M Co.	1,400	147,154
FedEx Corp.	591	135,038
General Dynamics Corp.	572	130,536
Emerson Electric Co.	1,453	126,614
Amphenol Corp. — Class A	1,512	123,560
Norfolk Southern Corp.	579	122,748
Parker-Hannifin Corp.	326	109,572
Trane Technologies plc	583	107,260
TE Connectivity Ltd.	805	105,576
Johnson Controls International plc	1,748	105,265
Agilent Technologies, Inc.	753	104,170
TransDigm Group, Inc.	132	97,291
Carrier Global Corp.	2,122	97,082
L3Harris Technologies, Inc.	484	94,980
Otis Worldwide Corp.	1,055	89,042
Mettler-Toledo International, Inc.*	56	85,692
Rockwell Automation, Inc.	292	85,687
AMETEK, Inc.	584	84,873
Old Dominion Freight Line, Inc.	230	78,393
Keysight Technologies, Inc.*	454	73,312
Republic Services, Inc. — Class A	522	70,585
Fortive Corp.	898	61,217
Ingersoll Rand, Inc.	1,030	59,925
Vulcan Materials Co.	338	57,987
Martin Marietta Materials, Inc.	158	56,099
Dover Corp.	355	53,939
Teledyne Technologies, Inc.*	119	53,236
Xylem, Inc.	459	48,057
Westinghouse Air Brake Technologies Corp.	463	46,791
Expeditors International of Washington, Inc.	405	44,599
IDEX Corp.	192	44,358
Ball Corp.	799	44,033
Amcor plc	3,779	43,005
Howmet Aerospace, Inc.	937	39,701
Garmin Ltd.	390	39,359
Jacobs Solutions, Inc.	322	37,838
Textron, Inc.	531	37,504
J.B. Hunt Transport Services, Inc.	211	37,022
Snap-on, Inc.	135	33,330
Trimble, Inc.*	627	32,867
Packaging Corporation of America	235	32,625
Nordson Corp.	137	30,450
Stanley Black & Decker, Inc.	376	30,298
CH Robinson Worldwide, Inc.	299	29,712
Masco Corp.	573	28,490
Allegion plc	223	23,801
Pentair plc	418	23,103
A O Smith Corp.	323	22,335
Huntington Ingalls Industries, Inc.	101	20,909
Westrock Co.	648	19,745
Generac Holdings, Inc.*	161	17,390
Sealed Air Corp.	368	16,895
Mohawk Industries, Inc.*	134	13,429
Total Industrial		6,975,017

Energy — 4.2%
Exxon Mobil Corp.	10,475	1,148,689
Chevron Corp.	4,525	738,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® FUND

	Shares	Value
ConocoPhillips	3,113	$308,841
Schlumberger Ltd.	3,613	177,398
EOG Resources, Inc.	1,494	171,257
Marathon Petroleum Corp.	1,155	155,729
Valero Energy Corp.	981	136,948
Pioneer Natural Resources Co.	604	123,361
Phillips 66	1,185	120,135
Occidental Petroleum Corp.	1,850	115,496
Hess Corp.	706	93,432
Williams Companies, Inc.	3,098	92,506
Kinder Morgan, Inc.	5,032	88,111
Devon Energy Corp.	1,663	84,164
Baker Hughes Co.	2,559	73,853
Halliburton Co.	2,300	72,772
Enphase Energy, Inc.*	346	72,757
ONEOK, Inc.	1,137	72,245
Diamondback Energy, Inc.	467	63,124
First Solar, Inc.*	252	54,810
Coterra Energy, Inc. — Class A	2,006	49,227
SolarEdge Technologies, Inc.*	142	43,161
Targa Resources Corp.	576	42,019
Marathon Oil Corp.	1,615	38,695
Equities Corp.	934	29,804
APA Corp.	818	29,497
Total Energy		4,196,330

Utilities — 2.5%
NextEra Energy, Inc.	5,055	389,639
Southern Co.	2,769	192,667
Duke Energy Corp.	1,959	188,985
Sempra Energy	800	120,928
American Electric Power Company, Inc.	1,307	118,924
Dominion Energy, Inc.	2,120	118,529
Exelon Corp.	2,528	105,898
Xcel Energy, Inc.	1,392	93,876
Consolidated Edison, Inc.	903	86,390
Public Service Enterprise Group, Inc.	1,269	79,249
WEC Energy Group, Inc.	802	76,022
American Water Works Company, Inc.	491	71,926
Eversource Energy	886	69,338
Edison International	971	68,543
PG&E Corp.*	4,095	66,216
Constellation Energy Corp.	832	65,312
Ameren Corp.	658	56,845
Entergy Corp.	518	55,809
FirstEnergy Corp.	1,382	55,363
DTE Energy Co.	493	54,003
PPL Corp.	1,873	52,051
CenterPoint Energy, Inc.	1,601	47,165
CMS Energy Corp.	741	45,483
AES Corp.	1,699	40,912
Atmos Energy Corp.	364	40,899
Evergy, Inc.	584	35,694
Alliant Energy Corp.	639	34,123
NiSource, Inc.	1,033	28,883
Pinnacle West Capital Corp.	288	22,821
NRG Energy, Inc.	586	20,094
Total Utilities		2,502,587

Basic Materials — 1.9%
Linde plc	1,253	445,366
Air Products and Chemicals, Inc.	565	162,274
Freeport-McMoRan, Inc.	3,636	148,749
Sherwin-Williams Co.	600	134,862
Ecolab, Inc.	630	104,284
Nucor Corp.	644	99,479
Newmont Corp.	2,019	98,971
Dow, Inc.	1,793	98,292
DuPont de Nemours, Inc.	1,165	83,612
PPG Industries, Inc.	598	79,881
Albemarle Corp.	298	65,870
LyondellBasell Industries N.V. — Class A	646	60,653
International Flavors & Fragrances, Inc.	649	59,682
Steel Dynamics, Inc.	424	47,937
Mosaic Co.	866	39,732
FMC Corp.	320	39,082
CF Industries Holdings, Inc.	499	36,172
International Paper Co.	905	32,634
Celanese Corp. — Class A	254	27,658
Eastman Chemical Co.	302	25,471
Total Basic Materials		1,890,661

Total Common Stocks
(Cost $58,431,677)		87,357,186

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 5.0%
Federal Home Loan Bank
4.35% due 04/03/23[2]	$5,000,000	4,998,792
Total Federal Agency Discount Notes
(Cost $4,998,792)		4,998,792

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
4.21% due 05/02/23[2]	800,000	797,043
3.36% due 04/11/23[2,3]	203,000	202,793
Total U.S. Treasury Bills
(Cost $999,896)		999,836

REPURCHASE AGREEMENTS††,4 - 8.4%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[5]	4,722,851	4,722,851
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[5]	1,865,919	1,865,919
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[5]	1,865,919	1,865,919
Total Repurchase Agreements
(Cost $8,454,689)		8,454,689

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
S&P 500® FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund, 4.65%[7]	4,956	$4,956
Total Securities Lending Collateral
(Cost $4,956)		4,956

Total Investments — 101.2%
(Cost $72,890,010)		$101,815,459
Other Assets & Liabilities, net - (1.2)%		(1,199,420)
Total Net Assets — 100.0%		$100,616,039

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	27	Jun 2023	$5,585,963	$228,655

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	Pay	5.33% (Federal Funds Rate + 0.50%)	At Maturity	06/28/23	1,013	$4,163,118	$139,846
Barclays Bank plc	S&P 500 Index	Pay	5.27% (SOFR + 0.45%)	At Maturity	06/27/23	547	2,249,394	72,134
BNP Paribas	S&P 500 Index	Pay	5.43% (Federal Funds Rate + 0.60%)	At Maturity	06/28/23	451	1,853,629	62,265
							$8,266,141	$274,245

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$87,357,186	$—	$—	$87,357,186
Federal Agency Discount Notes	—	4,998,792	—	4,998,792
U.S. Treasury Bills	—	999,836	—	999,836
Repurchase Agreements	—	8,454,689	—	8,454,689
Securities Lending Collateral	4,956	—	—	4,956
Equity Futures Contracts**	228,655	—	—	228,655
Equity Index Swap Agreements**	—	274,245	—	274,245
Total Assets	$87,590,797	$14,727,562	$—	$102,318,359

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $4,952 of securities loaned (cost $64,435,321)	$93,360,770
Repurchase agreements, at value (cost $8,454,689)	8,454,689
Cash	1,230
Segregated cash with broker	100,694
Unrealized appreciation on OTC swap agreements	274,245
Receivables:
Fund shares sold	584,934
Variation margin on futures contracts	77,962
Dividends	76,488
Swap settlement	40,471
Interest	1,126
Securities lending income	20
Total assets	102,972,629

Liabilities:
Segregated cash due to broker	120,000
Payable for:
Fund shares redeemed	1,958,764
Management fees	80,684
Transfer agent fees	35,434
Distribution and service fees	31,636
Portfolio accounting and administration fees	22,053
Return of securities lending collateral	4,956
Trustees’ fees*	1,935
Miscellaneous	101,128
Total liabilities	2,356,590
Net assets	$100,616,039

Net assets consist of:
Paid in capital	$95,834,209
Total distributable earnings (loss)	4,781,830
Net assets	$100,616,039

A-Class:
Net assets	$15,703,440
Capital shares outstanding	247,160
Net asset value per share	$63.54
Maximum offering price per share (Net asset value divided by 95.25%)	$66.71

C-Class:
Net assets	$7,493,687
Capital shares outstanding	139,057
Net asset value per share	$53.89

H-Class:
Net assets	$77,418,912
Capital shares outstanding	1,218,401
Net asset value per share	$63.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $445)	$1,751,545
Interest	319,256
Income from securities lending, net	653
Total investment income	2,071,454

Expenses:
Management fees	841,657
Distribution and service fees:
A-Class	43,640
C-Class	75,699
H-Class	217,992
Transfer agent fees	252,411
Portfolio accounting and administration fees	216,155
Professional fees	64,758
Trustees’ fees*	20,010
Custodian fees	16,548
Interest expense	376
Miscellaneous	110,192
Total expenses	1,859,438
Net investment income	212,016

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,360,132
Swap agreements	(1,615,102)
Futures contracts	261,159
Net realized gain	12,006,189
Net change in unrealized appreciation (depreciation) on:
Investments	(25,312,107)
Swap agreements	181,288
Futures contracts	153,521
Net change in unrealized appreciation (depreciation)	(24,977,298)
Net realized and unrealized loss	(12,971,109)
Net decrease in net assets resulting from operations	$(12,759,093)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$212,016	$(558,870)
Net realized gain on investments	12,006,189	1,249,795
Net change in unrealized appreciation (depreciation) on investments	(24,977,298)	16,193,390
Net increase (decrease) in net assets resulting from operations	(12,759,093)	16,884,315

Distributions to shareholders:
A-Class	(166,524)	(331,339)
C-Class	(95,260)	(163,855)
H-Class	(1,119,511)	(2,286,541)
Total distributions to shareholders	(1,381,295)	(2,781,735)

Capital share transactions:
Proceeds from sale of shares
A-Class	163,996,670	52,642,627
C-Class	8,401,805	12,658,121
H-Class	1,165,341,867	919,080,240
Distributions reinvested
A-Class	156,579	312,707
C-Class	86,278	145,929
H-Class	1,113,139	2,276,597
Cost of shares redeemed
A-Class	(166,137,432)	(55,161,701)
C-Class	(10,253,653)	(15,655,773)
H-Class	(1,207,132,991)	(925,522,755)
Net decrease from capital share transactions	(44,427,738)	(9,224,008)
Net increase (decrease) in net assets	(58,568,126)	4,878,572

Net assets:
Beginning of year	159,184,165	154,305,593
End of year	$100,616,039	$159,184,165

Capital share activity:
Shares sold
A-Class	2,698,775	756,957
C-Class	161,320	206,893
H-Class	18,869,344	13,170,805
Shares issued from reinvestment of distributions
A-Class	2,650	4,242
C-Class	1,718	2,306
H-Class	18,841	30,877
Shares redeemed
A-Class	(2,720,235)	(791,006)
C-Class	(193,195)	(260,813)
H-Class	(19,504,067)	(13,327,429)
Net decrease in shares	(664,849)	(207,168)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.89	$63.06	$46.64	$51.55	$48.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	(.18)	(.08)	.17	.15
Net gain (loss) on investments (realized and unrealized)	(6.83)	8.94	24.50	(4.54)	3.45
Total from investment operations	(6.65)	8.76	24.42	(4.37)	3.60
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)
Net realized gains	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$63.54	$70.89	$63.06	$46.64	$51.55

Total Return[b]	(9.32%)	13.82%	53.64%	(8.67%)	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,703	$18,856	$18,653	$12,798	$20,307
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.25%)	(0.13%)	0.31%	0.30%
Total expenses	1.60%	1.56%	1.65%	1.68%	1.67%
Portfolio turnover rate	701%	268%	284%	227%	157%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.71	$54.52	$41.37	$46.12	$44.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.60)	(.46)	(.24)	(.20)
Net gain (loss) on investments (realized and unrealized)	(5.82)	7.72	21.61	(3.97)	3.09
Total from investment operations	(6.12)	7.12	21.15	(4.21)	2.89
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)
Net realized gains	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$53.89	$60.71	$54.52	$41.37	$46.12

Total Return[b]	(10.02%)	12.99%	52.49%	(9.35%)	6.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,494	$10,273	$12,040	$8,981	$14,599
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(1.00%)	(0.88%)	(0.50%)	(0.45%)
Total expenses	2.36%	2.31%	2.39%	2.43%	2.41%
Portfolio turnover rate	701%	268%	284%	227%	157%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.90	$63.07	$46.64	$51.54	$48.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.18)	(.08)	.15	.16
Net gain (loss) on investments (realized and unrealized)	(6.81)	8.94	24.51	(4.51)	3.44
Total from investment operations	(6.66)	8.76	24.43	(4.36)	3.60
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)
Net realized gains	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$63.54	$70.90	$63.07	$46.64	$51.54

Total Return	(9.32%)	13.84%	53.64%	(8.65%)	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,419	$130,055	$123,613	$112,799	$120,014
Ratios to average net assets:
Net investment income (loss)	0.23%	(0.25%)	(0.13%)	0.28%	0.32%
Total expenses	1.61%	1.56%	1.65%	1.68%	1.66%
Portfolio turnover rate	701%	268%	284%	227%	157%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund Investor Class returned 7.34%, while the S&P 500 Index returned -7.73% over the same time period.

The sectors contributing the most to the return of the underlying index were Energy, Industrials, and Consumer Staples. The sectors detracting the most were Consumer Discretionary, Communication Services, and Financials.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Merck & Co., Inc., and Eli Lilly and Co. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Alphabet, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	10.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.6%
Total	16.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	7.34%	(12.66%)	(12.99%)
A-Class Shares	7.08%	(12.89%)	(13.21%)
A-Class Shares with sales charge‡	1.98%	(13.73%)	(13.63%)
C-Class Shares	6.28%	(13.53%)	(13.86%)
C-Class Shares with CDSC§	5.28%	(13.53%)	(13.86%)
S&P 500 Index	(7.73%)	11.19%	12.24%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	7.12%	(12.87%)	(12.09%)
S&P 500 Index	(7.73%)	11.19%	10.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 16.7%
Guggenheim Strategy Fund II1	262,625	$6,358,154
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	426,990	4,146,075
Total Mutual Funds
(Cost $10,738,043)		10,504,229

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 27.3%
Federal Home Loan Bank
4.64% due 05/05/23[2]	$7,000,000	6,971,174
4.60% due 04/14/23[2]	6,200,000	6,191,283
4.50% due 04/12/23[2]	4,000,000	3,994,500
Total Federal Agency Discount Notes
(Cost $17,153,525)		17,156,957

U.S. TREASURY BILLS†† - 17.9%
U.S. Treasury Bills
4.50% due 04/04/23[2]	5,000,000	4,999,362
4.21% due 05/02/23[2,3]	1,700,000	1,693,716
3.36% due 04/11/23[2,4]	542,000	541,448
U.S. Cash Management Bill
3.94% due 04/17/23[2]	4,000,000	3,992,689
Total U.S. Treasury Bills
(Cost $11,225,180)		11,227,215

FEDERAL AGENCY NOTES†† - 17.2%
Federal Home Loan Bank
4.91% (SOFR + 0.09%, Rate Floor: 0.00%) due 07/03/23◊	5,000,000	5,000,605
4.94% (SOFR + 0.12%, Rate Floor: 0.00%) due 09/06/23◊	3,300,000	3,301,706
4.90% (SOFR + 0.08%, Rate Floor: 0.00%) due 06/14/23◊	2,500,000	2,500,357
Total Federal Agency Notes
(Cost $10,800,000)		10,802,668

REPURCHASE AGREEMENTS††,5 - 25.2%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[3]	8,826,833	8,826,833
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[3]	3,487,333	3,487,333
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[3]	3,487,333	3,487,333
Total Repurchase Agreements
(Cost $15,801,499)		15,801,499

Total Investments — 104.3%
(Cost $65,718,247)		65,492,568
Other Assets & Liabilities, net - (4.3)%		(2,723,730)
Total Net Assets — 100.0%		$62,768,838

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	49	Jun 2023	$10,137,488	$(562,912)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	Receive	5.03% (Federal Funds Rate + 0.20%)	At Maturity	06/28/23	1,309	$5,380,139	$(180,728)
Barclays Bank plc	S&P 500 Index	Receive	5.12% (SOFR + 0.30%)	At Maturity	06/27/23	4,634	19,042,202	(610,658)
Goldman Sachs International	S&P 500 Index	Receive	5.13% (Federal Funds Rate + 0.30%)	At Maturity	06/28/23	6,813	27,995,719	(940,433)
							$52,418,060	$(1,731,819)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,504,229	$—	$—	$10,504,229
Federal Agency Discount Notes	—	17,156,957	—	17,156,957
U.S. Treasury Bills	—	11,227,215	—	11,227,215
Federal Agency Notes	—	10,802,668	—	10,802,668
Repurchase Agreements	—	15,801,499	—	15,801,499
Total Assets	$10,504,229	$54,988,339	$—	$65,492,568

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$562,912	$—	$—	$562,912
Equity Index Swap Agreements**	—	1,731,819	—	1,731,819
Total Liabilities	$562,912	$1,731,819	$—	$2,294,731

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,447,447	$—	$—	$—	$(89,293)	$6,358,154	262,625	$236,078
Guggenheim Ultra Short Duration Fund — Institutional Class	4,180,234	—	—	—	(34,159)	4,146,075	426,990	133,204
	$10,627,681	$—	$—	$—	$(123,452)	$10,504,229		$369,282

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $39,178,705)	$39,186,840
Investments in affiliated issuers, at value (cost $10,738,043)	10,504,229
Repurchase agreements, at value (cost $15,801,499)	15,801,499
Segregated cash with broker	514,649
Receivables:
Fund shares sold	527,229
Dividends	44,655
Interest	26,342
Investment Adviser	3,464
Total assets	66,608,907

Liabilities:
Unrealized depreciation on OTC swap agreements	1,731,819
Payable for:
Fund shares redeemed	1,626,310
Swap settlement	201,888
Variation margin on futures contracts	141,488
Management fees	54,693
Transfer agent fees	20,697
Distribution and service fees	2,180
Trustees’ fees*	1,078
Miscellaneous	59,916
Total liabilities	3,840,069
Net assets	$62,768,838

Net assets consist of:
Paid in capital	$329,945,669
Total distributable earnings (loss)	(267,176,831)
Net assets	$62,768,838

Investor Class:
Net assets	$56,203,485
Capital shares outstanding	1,813,000
Net asset value per share	$31.00

A-Class:
Net assets	$4,164,276
Capital shares outstanding	147,307
Net asset value per share	$28.27
Maximum offering price per share (Net asset value divided by 95.25%)	$29.68

C-Class:
Net assets	$801,150
Capital shares outstanding	32,638
Net asset value per share	$24.55

H-Class:
Net assets	$1,599,927
Capital shares outstanding	56,552
Net asset value per share	$28.29

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$369,282
Interest	2,012,544
Total investment income	2,381,826

Expenses:
Management fees	762,729
Distribution and service fees:
A-Class	8,375
C-Class	8,408
H-Class	7,090
Transfer agent fees	184,301
Portfolio accounting and administration fees	119,067
Interest expense	78,430
Professional fees	44,295
Custodian fees	12,052
Trustees’ fees*	11,232
Line of credit fees	156
Miscellaneous	90,432
Total expenses	1,326,567
Less:
Expenses reimbursed by Adviser:	(28,399)
Expenses waived by Adviser	(10,334)
Total waived/reimbursed expenses	(38,733)
Net expenses	1,287,834
Net investment income	1,093,992

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,799
Swap agreements	36,000
Futures contracts	(319,207)
Net realized loss	(272,408)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,385
Investments in affiliated issuers	(123,452)
Swap agreements	(179,235)
Futures contracts	(562,912)
Net change in unrealized appreciation (depreciation)	(858,214)
Net realized and unrealized loss	(1,130,622)
Net decrease in net assets resulting from operations	$(36,630)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,093,992	$(437,361)
Net realized loss on investments	(272,408)	(7,798,713)
Net change in unrealized appreciation (depreciation) on investments	(858,214)	(1,268,053)
Net decrease in net assets resulting from operations	(36,630)	(9,504,127)

Capital share transactions:
Proceeds from sale of shares
Investor Class	275,554,341	68,440,551
A-Class	10,216,741	3,806,708
C-Class	973,671	3,987,812
H-Class	47,033,095	26,613,905
Cost of shares redeemed
Investor Class	(266,747,915)	(66,318,411)
A-Class	(7,975,728)	(3,196,902)
C-Class	(946,029)	(3,447,814)
H-Class	(48,066,981)	(24,476,613)
Net increase from capital share transactions	10,041,195	5,409,236
Net increase (decrease) in net assets	10,004,565	(4,094,891)

Net assets:
Beginning of year	52,764,273	56,859,164
End of year	$62,768,838	$52,764,273

Capital share activity:
Shares sold
Investor Class	8,506,158	2,252,560
A-Class	347,893	136,807
C-Class	36,018	163,439
H-Class	1,603,396	949,204
Shares redeemed
Investor Class	(8,339,953)	(2,170,879)
A-Class	(269,870)	(116,290)
C-Class	(36,364)	(146,568)
H-Class	(1,645,973)	(879,621)
Net increase in shares	201,305	188,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$28.88	$34.46	$56.92	$56.77	$61.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	(.28)	(.47)	.31	.46
Net gain (loss) on investments (realized and unrealized)	1.70	(5.30)	(21.84)	.26	(5.45)
Total from investment operations	2.12	(5.58)	(22.31)	.57	(4.99)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—
Total distributions	—	—	(.15)	(.42)	—
Net asset value, end of period	$31.00	$28.88	$34.46	$56.92	$56.77

Total Return	7.34%	(16.19%)	(39.21%)	1.10%	(8.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,203	$47,555	$53,937	$85,839	$46,105
Ratios to average net assets:
Net investment income (loss)	1.31%	(0.91%)	(1.12%)	0.58%	0.78%
Total expenses[b]	1.53%	1.41%	1.51%	1.53%	1.52%
Net expenses[c]	1.49%	1.39%	1.50%	1.51%	1.51%
Portfolio turnover rate	—	—	—	—	—

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$26.40	$31.58	$52.33	$52.36	$57.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(.32)	(.56)	.21	.27
Net gain (loss) on investments (realized and unrealized)	1.47	(4.86)	(20.04)	.18	(5.02)
Total from investment operations	1.87	(5.18)	(20.60)	.39	(4.75)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—
Total distributions	—	—	(.15)	(.42)	—
Net asset value, end of period	$28.27	$26.40	$31.58	$52.33	$52.36

Total Return[d]	7.08%	(16.40%)	(39.38%)	0.85%	(8.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,164	$1,829	$1,540	$7,575	$3,306
Ratios to average net assets:
Net investment income (loss)	1.34%	(1.15%)	(1.39%)	0.43%	0.50%
Total expenses[b]	1.79%	1.66%	1.78%	1.78%	1.76%
Net expenses[c]	1.74%	1.64%	1.77%	1.76%	1.76%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$23.10	$27.84	$46.49	$46.92	$51.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.46)	(.80)	(.22)	(.13)
Net gain (loss) on investments (realized and unrealized)	1.36	(4.28)	(17.70)	.21	(4.51)
Total from investment operations	1.45	(4.74)	(18.50)	(.01)	(4.64)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—
Total distributions	—	—	(.15)	(.42)	—
Net asset value, end of period	$24.55	$23.10	$27.84	$46.49	$46.92

Total Return[d]	6.28%	(17.03%)	(39.82%)	0.09%	(9.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$801	$762	$449	$6,376	$2,681
Ratios to average net assets:
Net investment income (loss)	0.35%	(1.92%)	(2.16%)	(0.51%)	(0.27%)
Total expenses[b]	2.53%	2.41%	2.54%	2.53%	2.51%
Net expenses[c]	2.48%	2.39%	2.53%	2.51%	2.51%
Portfolio turnover rate	—	—	—	—	—

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$26.41	$31.58	$52.32	$52.35	$57.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.32)	(.56)	.17	.29
Net gain (loss) on investments (realized and unrealized)	1.63	(4.85)	(20.03)	.22	(5.05)
Total from investment operations	1.88	(5.17)	(20.59)	.39	(4.76)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—
Total distributions	—	—	(.15)	(.42)	—
Net asset value, end of period	$28.29	$26.41	$31.58	$52.32	$52.35

Total Return	7.12%	(16.37%)	(39.37%)	0.85%	(8.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,600	$2,618	$933	$8,890	$6,772
Ratios to average net assets:
Net investment income (loss)	0.86%	(1.15%)	(1.38%)	0.34%	0.52%
Total expenses[b]	1.78%	1.66%	1.78%	1.78%	1.77%
Net expenses[c]	1.74%	1.64%	1.76%	1.76%	1.76%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the Reporting Period, the Monthly Rebalance NASDAQ-100 2x Strategy Fund H-Class returned -30.42%, while the NASDAQ-100 Index returned -10.35% over the same time period.

The sectors contributing the most to the return of the underlying index were Health Care, Consumer Staples, and Industrials. The sectors detracting the most from the return were Consumer Discretionary, Information Technology, and Communication Services.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Gilead Sciences, Inc., and PepsiCo, Inc. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period.

The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods. Investors in the Fund should actively monitor and manage their investments to ensure they are consistent with their strategies. The effects of compounding are discussed in more detail on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings	(% of Total Net Assets)
Microsoft Corp.	10.7%
Apple, Inc.	10.5%
Amazon.com, Inc.	5.3%
NVIDIA Corp.	4.5%
Tesla, Inc.	3.3%
Alphabet, Inc. — Class A	3.2%
Alphabet, Inc. — Class C	3.1%
Meta Platforms, Inc. — Class A	3.1%
Broadcom, Inc.	1.7%
PepsiCo, Inc.	1.6%
Top Ten Total	47.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	(30.38%)	23.33%	25.09%
A-Class Shares with sales charge‡	(33.69%)	22.13%	24.36%
C-Class Shares	(30.96%)	22.39%	24.12%
C-Class Shares with CDSC§	(31.65%)	22.39%	24.12%
H-Class Shares	(30.42%)	23.29%	25.43%
NASDAQ-100 Index	(10.35%)	15.96%	15.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 85.1%

Technology — 41.5%
Microsoft Corp.	143,151	$41,270,433
Apple, Inc.	245,748	40,523,845
NVIDIA Corp.	61,880	17,188,408
Broadcom, Inc.	10,445	6,700,885
Adobe, Inc.*	11,469	4,419,809
Texas Instruments, Inc.	22,703	4,222,985
Advanced Micro Devices, Inc.*	40,369	3,956,566
QUALCOMM, Inc.	27,933	3,563,692
Intel Corp.	103,642	3,385,984
Intuit, Inc.	7,028	3,133,293
Applied Materials, Inc.	21,172	2,600,557
Analog Devices, Inc.	12,673	2,499,369
Lam Research Corp.	3,380	1,791,805
Fiserv, Inc.*	15,736	1,778,640
Activision Blizzard, Inc.	19,648	1,681,672
Micron Technology, Inc.	27,337	1,649,514
ASML Holding N.V. — Class G	2,201	1,498,243
Synopsys, Inc.*	3,816	1,473,930
Cadence Design Systems, Inc.*	6,838	1,436,596
KLA Corp.	3,469	1,384,721
Fortinet, Inc.*	19,643	1,305,474
NXP Semiconductor N.V.	6,492	1,210,596
Microchip Technology, Inc.	13,724	1,149,797
Autodesk, Inc.*	5,406	1,125,313
Workday, Inc. — Class A*	5,111	1,055,626
Paychex, Inc.	9,031	1,034,862
GLOBALFOUNDRIES, Inc.*,1	13,655	985,618
Marvell Technology, Inc.	21,375	925,537
Electronic Arts, Inc.	6,870	827,492
Cognizant Technology Solutions Corp. — Class A	12,759	777,406
Crowdstrike Holdings, Inc. — Class A*	5,469	750,675
ANSYS, Inc.*	2,182	726,170
Atlassian Corp. — Class A*	3,761	643,770
Datadog, Inc. — Class A*	7,367	535,286
Zoom Video Communications, Inc. — Class A*	6,154	454,411
Zscaler, Inc.*	3,613	422,107
Total Technology		160,091,087

Communications — 22.2%
Amazon.com, Inc.*	197,888	20,439,851
Alphabet, Inc. — Class A*	117,230	12,160,268
Alphabet, Inc. — Class C*	115,249	11,985,896
Meta Platforms, Inc. — Class A*	55,761	11,817,986
Cisco Systems, Inc.	102,610	5,363,938
T-Mobile US, Inc.*	30,549	4,424,717
Comcast Corp. — Class A	105,386	3,995,183
Netflix, Inc.*	11,157	3,854,520
Booking Holdings, Inc.*	943	2,501,223
MercadoLibre, Inc.*	1,259	1,659,438
Palo Alto Networks, Inc.*	7,581	1,514,229
Charter Communications, Inc. — Class A*	3,824	1,367,501
Airbnb, Inc. — Class A*	10,245	1,274,478
PDD Holdings, Inc. ADR*	14,910	1,131,669
Warner Bros Discovery, Inc.*	60,878	919,258
eBay, Inc.	13,450	596,776
JD.com, Inc. ADR	11,547	506,798
Sirius XM Holdings, Inc.[1]	97,467	386,944
Total Communications		85,900,673

Consumer, Non-cyclical — 10.4%
PepsiCo, Inc.	34,504	6,290,079
Amgen, Inc.	13,377	3,233,890
Gilead Sciences, Inc.	31,243	2,592,232
Mondelez International, Inc. — Class A	34,154	2,381,217
Automatic Data Processing, Inc.	10,381	2,311,122
Intuitive Surgical, Inc.*	8,778	2,242,516
Regeneron Pharmaceuticals, Inc.*	2,693	2,212,757
PayPal Holdings, Inc.*	28,344	2,152,444
Vertex Pharmaceuticals, Inc.*	6,441	2,029,366
Moderna, Inc.*	9,679	1,486,501
Monster Beverage Corp.*	26,142	1,411,929
Keurig Dr Pepper, Inc.	35,235	1,243,091
Kraft Heinz Co.	30,689	1,186,744
Cintas Corp.	2,546	1,177,983
Dexcom, Inc.*	9,681	1,124,739
AstraZeneca plc ADR	15,103	1,048,299
IDEXX Laboratories, Inc.*	2,077	1,038,666
Biogen, Inc.*	3,620	1,006,468
Seagen, Inc.*	4,680	947,560
Illumina, Inc.*	3,958	920,433
Verisk Analytics, Inc. — Class A	3,876	743,649
CoStar Group, Inc.*	10,191	701,650
Align Technology, Inc.*	1,919	641,214
Total Consumer, Non-cyclical		40,124,549

Consumer, Cyclical — 8.0%
Tesla, Inc.*	61,103	12,676,428
Costco Wholesale Corp.	11,116	5,523,207
Starbucks Corp.	28,793	2,998,215
O’Reilly Automotive, Inc.*	1,549	1,315,070
Marriott International, Inc. — Class A	7,719	1,281,663
Lululemon Athletica, Inc.*	3,066	1,116,607
PACCAR, Inc.	13,090	958,188
Ross Stores, Inc.	8,627	915,583
Copart, Inc.*	11,940	898,007
Dollar Tree, Inc.*	5,542	795,554
Fastenal Co.	14,304	771,558
Walgreens Boots Alliance, Inc.	21,608	747,205
Lucid Group, Inc.*,1	45,857	368,690
Rivian Automotive, Inc. — Class A*	23,030	356,505
Total Consumer, Cyclical		30,722,480

Industrial — 1.5%
Honeywell International, Inc.	16,739	3,199,158
CSX Corp.	51,673	1,547,089
Old Dominion Freight Line, Inc.	2,756	939,355
Total Industrial		5,685,602

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities — 1.0%
American Electric Power Company, Inc.	12,887	$1,172,588
Exelon Corp.	24,906	1,043,312
Xcel Energy, Inc.	13,775	928,986
Constellation Energy Corp.	8,195	643,308
Total Utilities		3,788,194

Energy — 0.5%
Baker Hughes Co.	25,333	731,110
Enphase Energy, Inc.*	3,420	719,158
Diamondback Energy, Inc.	4,599	621,647
Total Energy		2,071,915

Total Common Stocks
(Cost $283,129,436)		328,384,500

MUTUAL FUNDS† - 1.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	363,006	3,524,787
Guggenheim Strategy Fund II2	140,153	3,393,112
Total Mutual Funds
(Cost $6,977,593)		6,917,899

	Face Amount
U.S. TREASURY BILLS†† - 6.7%
U.S. Treasury Bills
4.21% due 05/02/23[3]	$20,300,000	20,224,958
U.S. Treasury Bills
3.36% due 04/11/23[3,4]	5,732,000	5,726,166
Total U.S. Treasury Bills
(Cost $25,952,675)		25,951,124

REPURCHASE AGREEMENTS††,5 - 4.7%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[6]	10,228,109	10,228,109
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[6]	4,040,954	4,040,954
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[6]	4,040,954	4,040,954
Total Repurchase Agreements
(Cost $18,310,017)		18,310,017

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[8]	1,123,163	1,123,163
Total Securities Lending Collateral
(Cost $1,123,163)		1,123,163

Total Investments — 98.6%
(Cost $335,492,884)		380,686,703
Other Assets & Liabilities, net — 1.4%		5,367,087
Total Net Assets — 100.0%		$386,053,790

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	211	Jun 2023	$56,129,165	$5,401,512

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	5.32% (SOFR + 0.50%)	At Maturity	06/27/23	15,816	$208,480,809	$8,039,149
BNP Paribas	NASDAQ-100 Index	Pay	5.48% (Federal Funds Rate + 0.65%)	At Maturity	06/28/23	7,175	94,577,705	4,095,414
Goldman Sachs International	NASDAQ-100 Index	Pay	5.33% (Federal Funds Rate + 0.50%)	At Maturity	06/28/23	6,434	84,805,458	1,028,221
							$387,863,972	$13,162,784

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$328,384,500	$—	$—	$328,384,500
Mutual Funds	6,917,899	—	—	6,917,899
U.S. Treasury Bills	—	25,951,124	—	25,951,124
Repurchase Agreements	—	18,310,017	—	18,310,017
Securities Lending Collateral	1,123,163	—	—	1,123,163
Equity Futures Contracts**	5,401,512	—	—	5,401,512
Equity Index Swap Agreements**	—	13,162,784	—	13,162,784
Total Assets	$341,827,074	$57,423,925	$—	$399,250,999

**	This derivative is reported as unrealized appreciation/depreciation at period end.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,904,111	$—	$(7,300,000)	$(176,992)	$(34,007)	$3,393,112	140,153	$286,023
Guggenheim Ultra Short Duration Fund — Institutional Class	21,389,957	—	(17,600,000)	(462,543)	197,373	3,524,787	363,006	290,858
	$32,294,068	$—	$(24,900,000)	$(639,535)	$163,366	$6,917,899		$576,881

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $1,104,914 of securities loaned (cost $310,205,274)	$355,458,787
Investments in affiliated issuers, at value (cost $6,977,593)	6,917,899
Repurchase agreements, at value (cost $18,310,017)	18,310,017
Cash	1
Unrealized appreciation on OTC swap agreements	13,162,784
Receivables:
Fund shares sold	1,350,821
Variation margin on futures contracts	879,498
Investment Adviser	128,971
Dividends	80,106
Swap settlement	29,340
Securities lending income	4,616
Interest	2,439
Total assets	396,325,279

Liabilities:
Segregated cash due to broker	7,810,000
Payable for:
Return of securities lending collateral	1,123,163
Fund shares redeemed	565,990
Management fees	268,493
Transfer agent and administrative fees	90,154
Distribution and service fees	75,310
Trustees’ fees*	5,140
Miscellaneous	333,239
Total liabilities	10,271,489
Net assets	$386,053,790

Net assets consist of:
Paid in capital	$442,764,394
Total distributable earnings (loss)	(56,710,604)
Net assets	$386,053,790

A-Class:
Net assets	$4,614,174
Capital shares outstanding	15,437
Net asset value per share	$298.90
Maximum offering price per share (Net asset value divided by 95.25%)	$313.81

C-Class:
Net assets	$950,802
Capital shares outstanding	3,408
Net asset value per share	$278.89

H-Class:
Net assets	$380,488,814
Capital shares outstanding	1,242,161
Net asset value per share	$306.31

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $3,620)	$2,047,698
Dividends from securities of affiliated issuers	576,881
Interest	1,452,426
Income from securities lending, net	54,718
Total investment income	4,131,723

Expenses:
Management fees	2,619,970
Distribution and service fees:
A-Class	11,567
C-Class	8,642
H-Class	714,042
Transfer agent fees	628,061
Portfolio accounting and administration fees	398,736
Professional fees	171,417
Interest expense	128,500
Trustees’ fees*	46,076
Custodian fees	42,009
Line of credit fees	4,099
Miscellaneous	389,062
Total expenses	5,162,181
Less:
Expenses reimbursed by Adviser:	(103,506)
Expenses waived by Adviser	(1,205,115)
Total waived expenses	(1,308,621)
Net expenses	3,853,560
Net investment income	278,163

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(40,199,960)
Investments in affiliated issuers	(639,535)
Swap agreements	(24,254,293)
Futures contracts	(13,505,891)
Net realized loss	(78,599,679)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	43,203,066
Investments in affiliated issuers	163,366
Swap agreements	4,240,110
Futures contracts	4,081,434
Net change in unrealized appreciation (depreciation)	51,687,976
Net realized and unrealized loss	(26,911,703)
Net decrease in net assets resulting from operations	$(26,633,540)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$278,163	$(2,700,011)
Net realized gain (loss) on investments	(78,599,679)	22,777,914
Net change in unrealized appreciation (depreciation) on investments	51,687,976	2,309,125
Net increase (decrease) in net assets resulting from operations	(26,633,540)	22,387,028

Distributions to shareholders:
A-Class	—	(193,566)
C-Class	—	(52,927)
H-Class	—	(12,143,000)
Total distributions to shareholders	—	(12,389,493)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,041,787	11,112,055
C-Class	275,014	984,013
H-Class	3,336,949,993	3,520,837,476
Distributions reinvested
A-Class	—	178,884
C-Class	—	47,659
H-Class	—	12,085,255
Cost of shares redeemed
A-Class	(7,341,375)	(9,230,951)
C-Class	(299,704)	(1,549,695)
H-Class	(3,046,284,758)	(3,519,147,202)
Net increase from capital share transactions	289,340,957	15,317,494
Net increase in net assets	262,707,417	25,315,029

Net assets:
Beginning of year	123,346,373	98,031,344
End of year	$386,053,790	$123,346,373

Capital share activity:
Shares sold
A-Class	21,048	24,788
C-Class	1,051	2,325
H-Class	11,582,345	8,244,418
Shares issued from reinvestment of distributions
A-Class	—	346
C-Class	—	98
H-Class	—	22,788
Shares redeemed
A-Class	(25,121)	(21,111)
C-Class	(1,190)	(4,065)
H-Class	(10,598,076)	(8,258,466)
Net increase in shares	980,057	11,121

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$429.31	$355.42	$141.86	$134.54	$113.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(3.11)	(1.74)	.23	.25
Net gain (loss) on investments (realized and unrealized)	(130.73)	88.53	233.57	7.28	20.98
Total from investment operations	(130.41)	85.42	231.83	7.51	21.23
Less distributions from:
Net investment income	—	—	—	(.19)	—
Net realized gains	—	(11.53)	(18.27)	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$298.90	$429.31	$355.42	$141.86	$134.54

Total Return[b]	(30.38%)	23.48%	164.83%	5.56%	18.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,614	$8,376	$5,504	$2,434	$3,077
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.70%)	(0.60%)	0.15%	0.19%
Total expenses[c]	1.77%	1.69%	1.77%	1.83%	1.81%
Net expenses[d,e]	1.31%	1.32%	1.33%	1.34%	1.35%
Portfolio turnover rate	1,054%	922%	509%	990%	467%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$403.95	$337.38	$136.06	$130.01	$110.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.56)	(6.08)	(3.70)	(.83)	(.64)
Net gain (loss) on investments (realized and unrealized)	(123.50)	84.18	223.29	7.07	20.33
Total from investment operations	(125.06)	78.10	219.59	6.24	19.69
Less distributions from:
Net investment income	—	—	—	(.19)	—
Net realized gains	—	(11.53)	(18.27)	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$278.89	$403.95	$337.38	$136.06	$130.01

Total Return[b]	(30.96%)	22.55%	162.86%	4.77%	17.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$951	$1,433	$1,751	$552	$476
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(1.44%)	(1.34%)	(0.55%)	(0.52%)
Total expenses[c]	2.52%	2.44%	2.52%	2.58%	2.57%
Net expenses[d,e]	2.06%	2.07%	2.08%	2.09%	2.11%
Portfolio turnover rate	1,054%	922%	509%	990%	467%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$440.25	$364.34	$145.23	$137.80	$116.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	(3.35)	(1.81)	.12	.19
Net gain (loss) on investments (realized and unrealized)	(134.21)	90.79	239.19	7.50	21.54
Total from investment operations	(133.94)	87.44	237.38	7.62	21.73
Less distributions from:
Net investment income	—	—	—	(.19)	—
Net realized gains	—	(11.53)	(18.27)	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$306.31	$440.25	$364.34	$145.23	$137.80

Total Return	(30.42%)	23.46%	164.81%	5.51%	18.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,489	$113,538	$90,776	$22,586	$128,354
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.71%)	(0.60%)	0.08%	0.15%
Total expenses[c]	1.77%	1.69%	1.77%	1.82%	1.81%
Net expenses[d,e]	1.32%	1.33%	1.33%	1.34%	1.35%
Portfolio turnover rate	1,054%	922%	509%	990%	467%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/23	03/31/22	03/31/21	03/31/20	03/31/19
A-Class	1.27%	1.32%	1.33%	1.33%	1.35%
C-Class	2.02%	2.06%	2.08%	2.08%	2.10%
H-Class	1.28%	1.33%	1.33%	1.33%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse NASDAQ-100 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. Inverse NASDAQ-100® Strategy Fund Investor Class returned 6.07%, while the NASDAQ-100 Index returned -10.35% over the same time period.

The sectors contributing the most to the return of the underlying index were Health Care, Consumer Staples, and Industrials. The sectors detracting the most from the return were Consumer Discretionary, Information Technology, and Communication Services.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Gilead Sciences, Inc., and PepsiCo, Inc. The holdings detracting the most were Amazon.com, Inc., Tesla, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	3.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.7%
Total	6.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	6.07%	(18.09%)	(18.31%)
A-Class Shares	5.84%	(18.30%)	(18.41%)
A-Class Shares with sales charge‡	0.81%	(19.09%)	(18.80%)
C-Class Shares	5.08%	(18.92%)	(19.13%)
C-Class Shares with CDSC§	4.08%	(18.92%)	(19.13%)
NASDAQ-100 Index	(10.35%)	15.96%	17.95%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	5.83%	(18.32%)	(17.21%)
NASDAQ-100 Index	(10.35%)	15.96%	14.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 6.5%
Guggenheim Strategy Fund II1	49,399	$1,195,958
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,169	846,408
Total Mutual Funds
(Cost $2,033,556)		2,042,366

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 30.5%
Federal Home Loan Bank
4.60% due 04/14/23[2]	$5,100,000	5,092,830
4.64% due 05/05/23[2]	4,600,000	4,581,057
Total Federal Agency Discount Notes
(Cost $9,671,370)		9,673,887

U.S. TREASURY BILLS†† - 25.8%
U.S. Treasury Bills
4.50% due 04/04/23[2]	5,000,000	4,999,362
4.21% due 05/02/23[2,3]	3,200,000	3,188,170
Total U.S. Treasury Bills
(Cost $8,186,524)		8,187,532

FEDERAL AGENCY NOTES†† - 9.5%
Federal Home Loan Bank
4.92% (SOFR + 0.10%, Rate Floor: 0.00%) due 06/22/23◊	3,000,000	3,000,582
Total Federal Agency Notes
(Cost $3,000,000)		3,000,582

REPURCHASE AGREEMENTS††,4 - 34.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[3]	6,036,999	6,036,999
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[3]	2,385,117	2,385,117
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[3]	2,385,117	2,385,117
Total Repurchase Agreements
(Cost $10,807,233)		10,807,233

Total Investments — 106.4%
(Cost $33,698,683)		33,711,600
Other Assets & Liabilities, net - (6.4)%		(2,024,278)
Total Net Assets — 100.0%		$31,687,322

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	Receive	5.13% (Federal Funds Rate + 0.30%)	At Maturity	06/28/23	415	$5,475,471	$(237,098)
BNP Paribas	NASDAQ-100 Index	Receive	5.08% (Federal Funds Rate + 0.25%)	At Maturity	06/28/23	604	7,965,247	(344,922)
Barclays Bank plc	NASDAQ-100 Index	Receive	5.17% (SOFR + 0.35%)	At Maturity	06/27/23	1,385	18,262,013	(704,192)
							$31,702,731	$(1,286,212)

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
INVERSE NASDAQ-100® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,042,366	$—	$—	$2,042,366
Federal Agency Discount Notes	—	9,673,887	—	9,673,887
U.S. Treasury Bills	—	8,187,532	—	8,187,532
Federal Agency Notes	—	3,000,582	—	3,000,582
Repurchase Agreements	—	10,807,233	—	10,807,233
Total Assets	$2,042,366	$31,669,234	$—	$33,711,600

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,286,212	$—	$1,286,212

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,212,754	$—	$—	$—	$(16,796)	$1,195,958	49,399	$44,407
Guggenheim Ultra Short Duration Fund — Institutional Class	853,381	—	—	—	(6,973)	846,408	87,169	27,193
	$2,066,135	$—	$—	$—	$(23,769)	$2,042,366		$71,600

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $20,857,894)	$20,862,001
Investments in affiliated issuers, at value (cost $2,033,556)	2,042,366
Repurchase agreements, at value (cost $10,807,233)	10,807,233
Receivables:
Fund shares sold	256,647
Dividends	8,677
Interest	6,264
Investment Adviser	2,957
Total assets	33,986,145

Liabilities:
Unrealized depreciation on OTC swap agreements	1,286,212
Payable for:
Fund shares redeemed	853,445
Swap settlement	91,709
Management fees	25,640
Transfer agent fees	11,358
Distribution and service fees	557
Trustees’ fees*	498
Miscellaneous	29,404
Total liabilities	2,298,823
Net assets	$31,687,322

Net assets consist of:
Paid in capital	$106,479,722
Total distributable earnings (loss)	(74,792,400)
Net assets	$31,687,322

Investor Class:
Net assets	$29,761,941
Capital shares outstanding	1,291,155
Net asset value per share	$23.05

A-Class:
Net assets	$1,311,107
Capital shares outstanding	59,329
Net asset value per share	$22.10
Maximum offering price per share (Net asset value divided by 95.25%)	$23.20

C-Class:
Net assets	$40,149
Capital shares outstanding	2,207
Net asset value per share	$18.19

H-Class:
Net assets	$574,125
Capital shares outstanding	26,375
Net asset value per share	$21.77

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$71,600
Interest	1,384,758
Total investment income	1,456,358

Expenses:
Management fees	430,804
Distribution and service fees:
A-Class	3,799
C-Class	2,548
H-Class	6,767
Transfer agent fees	101,012
Portfolio accounting and administration fees	69,093
Interest expense	53,339
Professional fees	23,746
Custodian fees	6,854
Trustees’ fees*	6,054
Line of credit fees	372
Miscellaneous	69,768
Total expenses	774,156
Less:
Expenses reimbursed by Adviser:	(18,148)
Expenses waived by Adviser	(2,109)
Total waived/reimbursed expenses	(20,257)
Net expenses	753,899
Net investment income	702,459

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,078
Swap agreements	(5,838,544)
Futures contracts	148,766
Net realized loss	(5,682,700)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,322
Investments in affiliated issuers	(23,769)
Swap agreements	(616,835)
Futures contracts	22,787
Net change in unrealized appreciation (depreciation)	(609,495)
Net realized and unrealized loss	(6,292,195)
Net decrease in net assets resulting from operations	$(5,589,736)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$702,459	$(281,270)
Net realized loss on investments	(5,682,700)	(12,065,512)
Net change in unrealized appreciation (depreciation) on investments	(609,495)	(1,820,653)
Net decrease in net assets resulting from operations	(5,589,736)	(14,167,435)

Capital share transactions:
Proceeds from sale of shares
Investor Class	524,576,731	256,389,834
A-Class	6,472,154	4,856,561
C-Class	258,552	940,381
H-Class	15,316,386	4,811,372
Cost of shares redeemed
Investor Class	(503,565,331)	(253,810,120)
A-Class	(7,224,219)	(4,197,327)
C-Class	(1,075,097)	(265,042)
H-Class	(17,542,627)	(2,415,101)
Net increase from capital share transactions	17,216,549	6,310,558
Net increase (decrease) in net assets	11,626,813	(7,856,877)

Net assets:
Beginning of year	20,060,509	27,917,386
End of year	$31,687,322	$20,060,509

Capital share activity:
Shares sold
Investor Class	20,063,694	11,021,776
A-Class	268,140	221,643
C-Class	12,742	52,144
H-Class	617,520	225,001
Shares redeemed
Investor Class	(19,458,419)	(11,330,224)
A-Class	(299,089)	(190,427)
C-Class	(51,367)	(14,793)
H-Class	(715,937)	(113,775)
Net increase (decrease) in shares	437,284	(128,655)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$21.73	$26.17	$47.65	$54.72	$63.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(.28)	(.40)	.09	.56
Net gain (loss) on investments (realized and unrealized)	.92 [e]	(4.16)	(21.05)	(6.83)	(8.89)
Total from investment operations	1.32	(4.44)	(21.45)	(6.74)	(8.33)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—
Total distributions	—	—	(.03)	(.33)	—
Net asset value, end of period	$23.05	$21.73	$26.17	$47.65	$54.72

Total Return	6.07%	(16.97%)	(45.03%)	(12.32%)	(13.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,762	$14,902	$26,018	$59,321	$6,473
Ratios to average net assets:
Net investment income (loss)	1.55%	(1.22%)	(1.28%)	0.17%	0.93%
Total expenses[b]	1.59%	1.46%	1.54%	1.57%	1.56%
Net expenses[c]	1.55%	1.44%	1.52%	1.54%	1.54%
Portfolio turnover rate	—	23%	37%	37%	38%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$20.88	$25.22	$46.04	$53.01	$61.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	(.31)	(.45)	.19	.41
Net gain (loss) on investments (realized and unrealized)	.89 [e]	(4.03)	(20.34)	(6.83)	(8.64)
Total from investment operations	1.22	(4.34)	(20.79)	(6.64)	(8.23)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—
Total distributions	—	—	(.03)	(.33)	—
Net asset value, end of period	$22.10	$20.88	$25.22	$46.04	$53.01

Total Return[d]	5.84%	(17.21%)	(45.17%)	(12.53%)	(13.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,311	$1,885	$1,489	$523	$835
Ratios to average net assets:
Net investment income (loss)	1.35%	(1.41%)	(1.51%)	0.39%	0.72%
Total expenses[b]	1.82%	1.70%	1.78%	1.81%	1.81%
Net expenses[c]	1.78%	1.68%	1.76%	1.76%	1.79%
Portfolio turnover rate	—	23%	37%	37%	38%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$17.31	$21.07	$38.76	$45.03	$52.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.38)	(.60)	(.17)	(.06)
Net gain (loss) on investments (realized and unrealized)	1.12 [e]	(3.38)	(17.06)	(5.77)	(7.34)
Total from investment operations	.88	(3.76)	(17.66)	(5.94)	(7.40)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—
Total distributions	—	—	(.03)	(.33)	—
Net asset value, end of period	$18.19	$17.31	$21.07	$38.76	$45.03

Total Return[d]	5.08%	(17.85%)	(45.58%)	(13.19%)	(14.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40	$707	$73	$234	$128
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(2.16%)	(2.26%)	(0.41%)	(0.13%)
Total expenses[b]	2.56%	2.45%	2.55%	2.57%	2.53%
Net expenses[c]	2.55%	2.43%	2.54%	2.53%	2.53%
Portfolio turnover rate	—	23%	37%	37%	38%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$20.57	$24.83	$45.36	$52.24	$60.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.32)	(.46)	(.02)	.37
Net gain (loss) on investments (realized and unrealized)	1.11 [e]	(3.94)	(20.04)	(6.53)	(8.50)
Total from investment operations	1.20	(4.26)	(20.50)	(6.55)	(8.13)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—
Total distributions	—	—	(.03)	(.33)	—
Net asset value, end of period	$21.77	$20.57	$24.83	$45.36	$52.24

Total Return	5.83%	(17.16%)	(45.21%)	(12.54%)	(13.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$574	$2,567	$337	$583	$341
Ratios to average net assets:
Net investment income (loss)	0.39%	(1.49%)	(1.51%)	(0.05%)	0.63%
Total expenses[b]	1.83%	1.72%	1.79%	1.82%	1.81%
Net expenses[c]	1.80%	1.71%	1.78%	1.79%	1.79%
Portfolio turnover rate	—	23%	37%	37%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Mid-Cap 1.5x Strategy Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. Mid-Cap 1.5x Strategy Fund H-Class returned -12.69%, while the S&P MidCap 400 Index returned -5.12% over the same period.

The sectors contributing the most to the return of the underlying index were Industrials and Consumer Staples. The sectors detracting the most were Real Estate, Financials, and Health Care.

The holdings contributing the most to the return of the underlying index were First Solar, Inc., Axon Enterprise, Inc., and Fair Isaac Corp. The holdings detracting the most were Alcoa Corp., Medical Properties Trust, Inc., and Cleveland-Cliffs, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	8.0%
Guggenheim Strategy Fund II	2.2%
Axon Enterprise, Inc.	0.5%
Reliance Steel & Aluminum Co.	0.5%
Lattice Semiconductor Corp.	0.4%
Hubbell, Inc.	0.4%
Builders FirstSource, Inc.	0.4%
Graco, Inc.	0.4%
Deckers Outdoor Corp.	0.4%
Jabil, Inc.	0.4%
Top Ten Total	13.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(12.69%)	5.92%	10.52%
A-Class Shares with sales charge‡	(16.84%)	4.89%	9.98%
C-Class Shares	(13.37%)	5.13%	9.70%
C-Class Shares with CDSC§	(14.23%)	5.13%	9.70%
H-Class Shares	(12.69%)	5.90%	10.55%
S&P MidCap 400 Index	(5.12%)	7.67%	9.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 71.9%

Industrial — 16.1%
Axon Enterprise, Inc.*	244	$54,863
Hubbell, Inc.	194	47,202
Builders FirstSource, Inc.*	531	47,142
Graco, Inc.	609	44,463
Jabil, Inc.	481	42,405
AECOM	502	42,329
Carlisle Companies, Inc.	187	42,275
Toro Co.	378	42,018
Lincoln Electric Holdings, Inc.	208	35,173
Regal Rexnord Corp.	239	33,634
Knight-Swift Transportation Holdings, Inc.	580	32,816
Owens Corning	337	32,285
Cognex Corp.	624	30,919
AGCO Corp.	224	30,285
Lennox International, Inc.	117	29,400
Donaldson Company, Inc.	439	28,684
Middleby Corp.*	195	28,589
Tetra Tech, Inc.	192	28,207
EMCOR Group, Inc.	172	27,966
AptarGroup, Inc.	236	27,893
Fortune Brands Innovations, Inc.	463	27,192
Arrow Electronics, Inc.*	210	26,223
Saia, Inc.*	96	26,120
Clean Harbors, Inc.*	182	25,946
nVent Electric plc	602	25,850
ITT, Inc.	299	25,804
National Instruments Corp.	471	24,685
Valmont Industries, Inc.	77	24,585
Universal Display Corp.	157	24,355
Curtiss-Wright Corp.	138	24,324
TopBuild Corp.*	115	23,936
Littelfuse, Inc.	89	23,860
Landstar System, Inc.	130	23,304
MDU Resources Group, Inc.	734	22,372
Sonoco Products Co.	352	21,472
Acuity Brands, Inc.	116	21,197
Woodward, Inc.	216	21,032
Hexcel Corp.	304	20,748
Novanta, Inc.*	129	20,523
MasTec, Inc.*	214	20,210
Oshkosh Corp.	236	19,630
Timken Co.	239	19,531
Crane Holdings Co.	172	19,522
Chart Industries, Inc.*	154	19,312
Trex Company, Inc.*	396	19,273
Coherent Corp.*	502	19,116
Eagle Materials, Inc.	130	19,077
Advanced Drainage Systems, Inc.	226	19,031
Exponent, Inc.	183	18,243
MSA Safety, Inc.	133	17,756
UFP Industries, Inc.	223	17,722
Simpson Manufacturing Company, Inc.	154	16,885
Watts Water Technologies, Inc. — Class A	99	16,664
Silgan Holdings, Inc.	302	16,208
Ryder System, Inc.	181	16,152
Flowserve Corp.	472	16,048
Fluor Corp.*	513	15,857
Vontier Corp.	570	15,584
Kirby Corp.*	216	15,055
Avnet, Inc.	330	14,916
TD SYNNEX Corp.	152	14,712
Stericycle, Inc.*	333	14,522
Louisiana-Pacific Corp.	259	14,040
GATX Corp.	127	13,973
Belden, Inc.	155	13,449
XPO, Inc.*	415	13,239
EnerSys	148	12,858
Terex Corp.	244	11,805
Esab Corp.	187	11,046
Mercury Systems, Inc.*	210	10,735
Vishay Intertechnology, Inc.	468	10,586
Werner Enterprises, Inc.	212	9,644
Energizer Holdings, Inc.	240	8,328
Worthington Industries, Inc.	109	7,047
Greif, Inc. — Class A	92	5,830
Vicor Corp.*	80	3,755
Total Industrial		1,729,437

Financial — 15.4%
Rexford Industrial Realty, Inc. REIT	683	40,741
Life Storage, Inc. REIT	307	40,245
CubeSmart REIT	811	37,485
First Horizon Corp.	1,938	34,458
Annaly Capital Management, Inc. REIT	1,691	32,315
Reinsurance Group of America, Inc. — Class A	241	31,995
RenaissanceRe Holdings Ltd.	158	31,654
Lamar Advertising Co. — Class A REIT	315	31,465
Interactive Brokers Group, Inc. — Class A	371	30,630
American Financial Group, Inc.	252	30,618
National Retail Properties, Inc. REIT	655	28,918
East West Bancorp, Inc.	509	28,249
Unum Group	675	26,703
Healthcare Realty Trust, Inc. REIT	1,374	26,560
EastGroup Properties, Inc. REIT	157	25,955
First Industrial Realty Trust, Inc. REIT	477	25,377
Voya Financial, Inc.	350	25,011
Jones Lang LaSalle, Inc.*	171	24,879
Old Republic International Corp.	996	24,870
Webster Financial Corp.	628	24,756
Cullen/Frost Bankers, Inc.	232	24,439
Commerce Bancshares, Inc.	411	23,982
Kinsale Capital Group, Inc.	78	23,412
Brixmor Property Group, Inc. REIT	1,083	23,306
Omega Healthcare Investors, Inc. REIT	846	23,189
Primerica, Inc.	133	22,908
Stifel Financial Corp.	380	22,454
New York Community Bancorp, Inc.	2,460	22,238
Agree Realty Corp. REIT	320	21,955
SEI Investments Co.	368	21,179
First American Financial Corp.	374	20,817

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Selective Insurance Group, Inc.	218	$20,782
Jefferies Financial Group, Inc.	653	20,726
Prosperity Bancshares, Inc.	330	20,302
Spirit Realty Capital, Inc. REIT	504	20,079
Starwood Property Trust, Inc. REIT	1,118	19,778
SouthState Corp.	273	19,454
RLI Corp.	146	19,405
Affiliated Managers Group, Inc.	136	19,369
Apartment Income REIT Corp.	537	19,230
Medical Properties Trust, Inc. REIT[1]	2,163	17,780
Rayonier, Inc. REIT	532	17,694
United Bankshares, Inc.	485	17,072
Glacier Bancorp, Inc.	400	16,804
Hanover Insurance Group, Inc.	129	16,577
Kite Realty Group Trust REIT	791	16,548
Synovus Financial Corp.	525	16,186
Columbia Banking System, Inc.	751	16,086
Wintrust Financial Corp.	219	15,976
Essent Group Ltd.	389	15,579
Old National Bancorp	1,058	15,256
Pinnacle Financial Partners, Inc.	276	15,224
FNB Corp.	1,302	15,103
Western Union Co.	1,349	15,041
First Financial Bankshares, Inc.	469	14,961
Evercore, Inc. — Class A	129	14,884
Home BancShares, Inc.	683	14,828
PotlatchDeltic Corp. REIT	292	14,454
MGIC Investment Corp.	1,060	14,225
Valley National Bancorp	1,518	14,026
Cadence Bank	659	13,681
Bank OZK	398	13,612
Independence Realty Trust, Inc. REIT	808	12,952
Janus Henderson Group plc	479	12,761
National Storage Affiliates Trust REIT	305	12,743
Kemper Corp.	231	12,626
Kilroy Realty Corp. REIT	381	12,344
Physicians Realty Trust REIT	824	12,302
Federated Hermes, Inc. — Class B	305	12,243
Cousins Properties, Inc. REIT	547	11,695
Hancock Whitney Corp.	309	11,248
Brighthouse Financial, Inc.*	247	10,895
SLM Corp.	869	10,767
EPR Properties REIT	271	10,325
Park Hotels & Resorts, Inc. REIT	812	10,036
Associated Banc-Corp.	543	9,763
Corporate Office Properties Trust REIT	406	9,626
Sabra Health Care REIT, Inc.	834	9,591
CNO Financial Group, Inc.	413	9,164
Cathay General Bancorp	263	9,079
UMB Financial Corp.	157	9,062
Vornado Realty Trust REIT	582	8,945
Highwoods Properties, Inc. REIT	380	8,812
Texas Capital Bancshares, Inc.*	174	8,519
Fulton Financial Corp.	605	8,361
Macerich Co. REIT	777	8,236
International Bancshares Corp.	191	8,179
Douglas Emmett, Inc. REIT	635	7,830
Bank of Hawaii Corp.	144	7,499
Navient Corp.	366	5,852
PacWest Bancorp[1]	425	4,135
Total Financial		1,659,075

Consumer, Non-cyclical — 12.0%
Penumbra, Inc.*	138	38,237
Service Corporation International	555	38,173
United Therapeutics Corp.*	165	36,953
Neurocrine Biosciences, Inc.*	349	35,326
Performance Food Group Co.*	564	34,032
Darling Ingredients, Inc.*	579	33,814
Jazz Pharmaceuticals plc*	227	33,217
Masimo Corp.*	175	32,295
Repligen Corp.*	186	31,315
Paylocity Holding Corp.*	149	29,618
Chemed Corp.	54	29,038
WEX, Inc.*	157	28,871
Bruker Corp.	361	28,461
Shockwave Medical, Inc.*	131	28,405
US Foods Holding Corp.*	739	27,299
FTI Consulting, Inc.*	124	24,471
Ingredion, Inc.	237	24,110
Envista Holdings Corp.*	589	24,078
Acadia Healthcare Company, Inc.*	329	23,770
Tenet Healthcare Corp.*	390	23,174
Exelixis, Inc.*	1,170	22,710
GXO Logistics, Inc.*	428	21,597
Lantheus Holdings, Inc.*	249	20,557
Encompass Health Corp.	360	19,476
H&R Block, Inc.	550	19,388
Option Care Health, Inc.*	604	19,189
Euronet Worldwide, Inc.*	170	19,023
Flowers Foods, Inc.	694	19,023
Halozyme Therapeutics, Inc.*	488	18,637
HealthEquity, Inc.*	306	17,965
Avis Budget Group, Inc.*	90	17,532
Post Holdings, Inc.*	194	17,435
Perrigo Company plc	486	17,433
QuidelOrtho Corp.*	193	17,194
Medpace Holdings, Inc.*	91	17,113
BellRing Brands, Inc.*	482	16,388
Coty, Inc. — Class A*	1,324	15,967
Globus Medical, Inc. — Class A*	281	15,916
Insperity, Inc.	128	15,558
ManpowerGroup, Inc.	183	15,103
Haemonetics Corp.*	182	15,061
Integra LifeSciences Holdings Corp.*	262	15,041
ASGN, Inc.*	180	14,881
Lancaster Colony Corp.	72	14,607
Neogen Corp.*	780	14,446
Celsius Holdings, Inc.*	146	13,569
Sprouts Farmers Market, Inc.*	382	13,381
Syneos Health, Inc.*	372	13,251
Grand Canyon Education, Inc.*	111	12,643
ICU Medical, Inc.*	73	12,042

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Brink’s Co.	168	$11,222
Boston Beer Company, Inc. — Class A*	34	11,176
Azenta, Inc.*	250	11,155
STAAR Surgical Co.*	174	11,127
Inari Medical, Inc.*	174	10,743
Arrowhead Pharmaceuticals, Inc.*	391	9,931
Hertz Global Holdings, Inc.*	582	9,481
Omnicell, Inc.*	161	9,446
Enovis Corp.*	172	9,200
Coca-Cola Consolidated, Inc.	17	9,096
Grocery Outlet Holding Corp.*	320	9,043
Progyny, Inc.*	272	8,737
Amedisys, Inc.*	117	8,605
LivaNova plc*	193	8,411
Patterson Companies, Inc.	312	8,352
Graham Holdings Co. — Class B	14	8,342
Helen of Troy Ltd.*	87	8,280
R1 RCM, Inc.*	496	7,440
Sotera Health Co.*	357	6,394
John Wiley & Sons, Inc. — Class A	155	6,009
Pilgrim’s Pride Corp.*	162	3,755
Total Consumer, Non-cyclical		1,292,728

Consumer, Cyclical — 11.4%
Deckers Outdoor Corp.*	95	42,707
Five Below, Inc.*	200	41,194
Watsco, Inc.	120	38,179
BJ’s Wholesale Club Holdings, Inc.*	485	36,894
Aramark	941	33,688
Dick’s Sporting Goods, Inc.	216	30,648
Churchill Downs, Inc.	119	30,589
Lear Corp.	214	29,851
Casey’s General Stores, Inc.	135	29,222
Williams-Sonoma, Inc.	240	29,198
Crocs, Inc.*	223	28,196
Texas Roadhouse, Inc. — Class A	242	26,151
Autoliv, Inc.	280	26,141
Tempur Sealy International, Inc.	615	24,286
Gentex Corp.	847	23,741
Mattel, Inc.*	1,280	23,565
Skechers USA, Inc. — Class A*	485	23,047
Lithia Motors, Inc. — Class A	99	22,664
Toll Brothers, Inc.	371	22,271
Polaris, Inc.	197	21,794
Wyndham Hotels & Resorts, Inc.	319	21,644
Brunswick Corp.	262	21,484
Capri Holdings Ltd.*	454	21,338
GameStop Corp. — Class A*,1	913	21,017
Univar Solutions, Inc.*	589	20,633
PVH Corp.	229	20,418
Light & Wonder, Inc. — Class A*	338	20,297
Wingstop, Inc.	108	19,827
Marriott Vacations Worldwide Corp.	138	18,611
Murphy USA, Inc.	72	18,580
Fox Factory Holding Corp.*	153	18,570
Boyd Gaming Corp.	286	18,338
Harley-Davidson, Inc.	480	18,225
Macy’s, Inc.	979	17,123
AutoNation, Inc.*	124	16,661
Penn Entertainment, Inc.*	560	16,609
RH*	67	16,318
Visteon Corp.*	102	15,997
Thor Industries, Inc.	193	15,370
Leggett & Platt, Inc.	479	15,271
Taylor Morrison Home Corp. — Class A*	391	14,960
MSC Industrial Direct Company, Inc. — Class A	171	14,364
Adient plc*	344	14,090
Wendy’s Co.	615	13,395
FirstCash Holdings, Inc.	135	12,875
Hilton Grand Vacations, Inc.*	287	12,751
YETI Holdings, Inc.*	311	12,440
Ollie’s Bargain Outlet Holdings, Inc.*	209	12,109
KB Home	295	11,853
Choice Hotels International, Inc.	100	11,719
Columbia Sportswear Co.	128	11,551
Travel + Leisure Co.	293	11,486
Foot Locker, Inc.	286	11,351
Goodyear Tire & Rubber Co.*	1,021	11,251
Topgolf Callaway Brands Corp.*	501	10,832
Scotts Miracle-Gro Co. — Class A	147	10,252
Victoria’s Secret & Co.*	292	9,972
Carter’s, Inc.	138	9,925
Kohl’s Corp.	399	9,392
Papa John’s International, Inc.	116	8,692
JetBlue Airways Corp.*	1,169	8,510
Gap, Inc.	765	7,681
Dana, Inc.	461	6,938
Nordstrom, Inc.[1]	405	6,589
Under Armour, Inc. — Class A*	681	6,463
Under Armour, Inc. — Class C*	685	5,843
Total Consumer, Cyclical		1,233,641

Technology — 5.7%
Lattice Semiconductor Corp.*	495	47,273
Manhattan Associates, Inc.*	226	34,996
Dynatrace, Inc.*	783	33,121
Wolfspeed, Inc.*	449	29,163
Genpact Ltd.	608	28,102
KBR, Inc.	495	27,250
CACI International, Inc. — Class A*	85	25,184
Aspen Technology, Inc.*	105	24,032
Cirrus Logic, Inc.*	200	21,876
Science Applications International Corp.	197	21,170
Silicon Laboratories, Inc.*	115	20,135
ExlService Holdings, Inc.*	119	19,258
Concentrix Corp.	154	18,719
MKS Instruments, Inc.	207	18,344
Super Micro Computer, Inc.*	168	17,900
Power Integrations, Inc.	206	17,436
Maximus, Inc.	219	17,235
Qualys, Inc.*	125	16,252
Synaptics, Inc.*	142	15,783
Teradata Corp.*	368	14,823

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
IPG Photonics Corp.*	116	$14,304
Lumentum Holdings, Inc.*	247	13,340
MACOM Technology Solutions Holdings, Inc.*	186	13,176
NCR Corp.*	498	11,748
Envestnet, Inc.*	200	11,734
Allegro MicroSystems, Inc.*	235	11,278
Blackbaud, Inc.*	161	11,157
ACI Worldwide, Inc.*	406	10,954
Kyndryl Holdings, Inc.*	739	10,908
Amkor Technology, Inc.	363	9,445
CommVault Systems, Inc.*	161	9,135
SiTime Corp.*	58	8,249
Xerox Holdings Corp.	405	6,237
Total Technology		609,717

Basic Materials — 3.9%
Reliance Steel & Aluminum Co.	212	54,429
RPM International, Inc.	466	40,654
Cleveland-Cliffs, Inc.*	1,861	34,112
Royal Gold, Inc.	237	30,741
Alcoa Corp.	639	27,196
Olin Corp.	444	24,642
Axalta Coating Systems Ltd.*	797	24,141
Valvoline, Inc.	621	21,698
United States Steel Corp.	818	21,350
Commercial Metals Co.	423	20,685
Ashland, Inc.	180	18,488
Chemours Co.	536	16,048
Cabot Corp.	203	15,558
Westlake Corp.	124	14,382
Avient Corp.	309	12,718
Sensient Technologies Corp.	152	11,637
MP Materials Corp.*	333	9,387
Ingevity Corp.*	127	9,083
NewMarket Corp.	24	8,759
Total Basic Materials		415,708

Energy — 2.9%
NOV, Inc.	1,418	26,247
HF Sinclair Corp.	486	23,513
Range Resources Corp.	873	23,108
Antero Resources Corp.*	997	23,021
PDC Energy, Inc.	333	21,372
Chord Energy Corp.	150	20,190
Southwestern Energy Co.*	3,985	19,925
Murphy Oil Corp.	528	19,525
ChampionX Corp.	717	19,452
Matador Resources Co.	405	19,298
PBF Energy, Inc. — Class A	413	17,908
DT Midstream, Inc.	349	17,230
Sunrun, Inc.*	769	15,495
Valaris Ltd.*	217	14,118
Antero Midstream Corp.	1,209	12,683
CNX Resources Corp.*	614	9,836
Equitrans Midstream Corp.	1,563	9,034
SunPower Corp. — Class A*	308	4,263
Total Energy		316,218

Utilities — 2.7%
Essential Utilities, Inc.	862	37,626
OGE Energy Corp.	723	27,228
UGI Corp.	757	26,313
IDACORP, Inc.	183	19,824
National Fuel Gas Co.	331	19,112
New Jersey Resources Corp.	350	18,620
Portland General Electric Co.	322	15,743
ONE Gas, Inc.	195	15,450
Hawaiian Electric Industries, Inc.	395	15,168
PNM Resources, Inc.	310	15,091
Ormat Technologies, Inc.	176	14,920
Black Hills Corp.	235	14,828
Southwest Gas Holdings, Inc.	223	13,926
Spire, Inc.	190	13,327
ALLETE, Inc.	206	13,260
NorthWestern Corp.	209	12,093
Total Utilities		292,529

Communications — 1.8%
Ciena Corp.*	536	28,151
Iridium Communications, Inc.	454	28,116
Nexstar Media Group, Inc. — Class A	136	23,482
New York Times Co. — Class A	594	23,095
Frontier Communications Parent, Inc.*	805	18,330
World Wrestling Entertainment, Inc. — Class A	157	14,328
TEGNA, Inc.	806	13,629
Ziff Davis, Inc.*	170	13,269
Cable One, Inc.	17	11,934
Calix, Inc.*	206	11,039
TripAdvisor, Inc.*	378	7,507
Total Communications		192,880

Total Common Stocks
(Cost $6,885,448)		7,741,933

MUTUAL FUNDS† - 10.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	88,750	861,767
Guggenheim Strategy Fund II2	9,844	238,314
Total Mutual Funds
(Cost $1,123,598)		1,100,081

	Face Amount
U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
4.21% due 05/02/23[3,4]	$100,000	99,630
3.36% due 04/11/23[4,5]	58,000	57,941
Total U.S. Treasury Bills
(Cost $157,580)		157,571

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 13.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[3]	$787,120	$787,120
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[3]	310,977	310,977
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[3]	310,978	310,978
Total Repurchase Agreements
(Cost $1,409,075)		1,409,075

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X 4.65%[8]	37,062	37,062
Total Securities Lending Collateral
(Cost $37,062)		37,062

Total Investments — 97.0%
(Cost $9,612,763)		$10,445,722
Other Assets & Liabilities, net — 3.0%		320,245
Total Net Assets — 100.0%		$10,765,967

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	4	Jun 2023	$1,012,000	$23,874

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	Pay	5.08% (Federal Funds Rate + 0.25%)	At Maturity	06/28/23	1,529	$3,840,415	$111,646
Barclays Bank plc	S&P MidCap 400 Index	Pay	5.17% (SOFR + 0.35%)	At Maturity	06/27/23	789	1,981,594	67,302
BNP Paribas	S&P MidCap 400 Index	Pay	5.28% (Federal Funds Rate + 0.45%)	At Maturity	06/28/23	629	1,580,765	49,326
							$7,402,774	$228,274

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,741,933	$—	$—	$7,741,933
Mutual Funds	1,100,081	—	—	1,100,081
U.S. Treasury Bills	—	157,571	—	157,571
Repurchase Agreements	—	1,409,075	—	1,409,075
Securities Lending Collateral	37,062	—	—	37,062
Equity Futures Contracts**	23,874	—	—	23,874
Equity Index Swap Agreements**	—	228,274	—	228,274
Total Assets	$8,902,950	$1,794,920	$—	$10,697,870

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$241,661	$—	$—	$—	$(3,347)	$238,314	9,844	$8,848
Guggenheim Ultra Short Duration Fund — Institutional Class	868,866	—	—	—	(7,099)	861,767	88,750	27,687
	$1,110,527	$—	$—	$—	$(10,446)	$1,100,081		$36,535

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $37,102 of securities loaned (cost $7,080,090)	$7,936,566
Investments in affiliated issuers, at value (cost $1,123,598)	1,100,081
Repurchase agreements, at value (cost $1,409,075)	1,409,075
Cash	115
Segregated cash with broker	98,491
Unrealized appreciation on OTC swap agreements	228,274
Receivables:
Variation margin on futures contracts	17,920
Dividends	13,882
Fund shares sold	11,474
Swap settlement	8,212
Investment Adviser	574
Interest	188
Securities lending income	78
Total assets	10,824,930

Liabilities:
Payable for:
Return of securities lending collateral	37,062
Management fees	7,983
Transfer agent fees	2,951
Distribution and service fees	2,344
Trustees’ fees*	158
Miscellaneous	8,465
Total liabilities	58,963
Net assets	$10,765,967

Net assets consist of:
Paid in capital	$12,289,868
Total distributable earnings (loss)	(1,523,901)
Net assets	$10,765,967

A-Class:
Net assets	$3,735,868
Capital shares outstanding	37,033
Net asset value per share	$100.88
Maximum offering price per share (Net asset value divided by 95.25%)	$105.91

C-Class:
Net assets	$113,356
Capital shares outstanding	1,382
Net asset value per share	$82.02

H-Class:
Net assets	$6,916,743
Capital shares outstanding	68,254
Net asset value per share	$101.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$137,247
Dividends from securities of affiliated issuers	36,535
Interest	74,891
Income from securities lending, net	2,394
Total investment income	251,067

Expenses:
Management fees	111,660
Distribution and service fees:
A-Class	8,913
C-Class	1,682
H-Class	21,684
Transfer agent fees	27,793
Portfolio accounting and administration fees	17,084
Professional fees	6,385
Trustees’ fees*	2,181
Custodian fees	1,995
Interest expense	516
Miscellaneous	12,593
Total expenses	212,486
Less:
Expenses reimbursed by Adviser	(3,970)
Expenses waived by Adviser	(2,148)
Total waived/reimbursed expenses	(6,118)
Net expenses	206,368
Net investment income	44,699

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(808,185)
Swap agreements	(1,283,297)
Futures contracts	(76,260)
Net realized loss	(2,167,742)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,117
Investments in affiliated issuers	(10,446)
Swap agreements	114,245
Futures contracts	(35,637)
Net change in unrealized appreciation (depreciation)	71,279
Net realized and unrealized loss	(2,096,463)
Net decrease in net assets resulting from operations	$(2,051,764)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$44,699	$(96,969)
Net realized gain (loss) on investments	(2,167,742)	2,368,791
Net change in unrealized appreciation (depreciation) on investments	71,279	(2,327,154)
Net decrease in net assets resulting from operations	(2,051,764)	(55,332)

Distributions to shareholders:
A-Class	—	(726,986)
C-Class	—	(50,174)
H-Class	—	(1,524,994)
Total distributions to shareholders	—	(2,302,154)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,273,678	1,340,606
C-Class	3,775	27,769
H-Class	30,349,399	54,280,706
Distributions reinvested
A-Class	—	721,957
C-Class	—	46,932
H-Class	—	1,493,574
Cost of shares redeemed
A-Class	(1,038,553)	(1,758,868)
C-Class	(88,795)	(469,086)
H-Class	(32,255,891)	(55,830,752)
Net decrease from capital share transactions	(1,756,387)	(147,162)
Net decrease in net assets	(3,808,151)	(2,504,648)

Net assets:
Beginning of year	14,574,118	17,078,766
End of year	$10,765,967	$14,574,118

Capital share activity:
Shares sold
A-Class	13,383	9,355
C-Class	46	234
H-Class	301,824	416,343
Shares issued from reinvestment of distributions
A-Class	—	5,927
C-Class	—	469
H-Class	—	12,206
Shares redeemed
A-Class	(11,115)	(13,390)
C-Class	(1,100)	(4,067)
H-Class	(322,539)	(430,872)
Net decrease in shares	(19,501)	(3,795)

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$115.54	$131.92	$56.02	$89.82	$90.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	(.72)	(.68)	.37	.58
Net gain (loss) on investments (realized and unrealized)	(15.07)	6.46	77.00	(33.98)	(.73)
Total from investment operations	(14.66)	5.74	76.32	(33.61)	(.15)
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)
Net realized gains	—	(22.12)	—	—	(.30)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$100.88	$115.54	$131.92	$56.02	$89.82

Total Return[b]	(12.69%)	3.49%	136.41%	(37.52%)	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,736	$4,017	$4,337	$1,950	$3,469
Ratios to average net assets:
Net investment income (loss)	0.41%	(0.54%)	(0.75%)	0.40%	0.64%
Total expenses[c]	1.70%	1.66%	1.75%	1.77%	1.77%
Net expenses[d]	1.65%	1.65%	1.72%	1.72%	1.75%
Portfolio turnover rate	44%	159%	501%	617%	721%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$94.68	$112.55	$48.18	$77.86	$78.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(1.48)	(1.12)	(.27)	(.09)
Net gain (loss) on investments (realized and unrealized)	(12.32)	5.73	65.91	(29.22)	(.63)
Total from investment operations	(12.66)	4.25	64.79	(29.49)	(.72)
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)
Net realized gains	—	(22.12)	—	—	(.30)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$82.02	$94.68	$112.55	$48.18	$77.86

Total Return[b]	(13.37%)	2.71%	134.67%	(37.98%)	(0.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113	$231	$653	$1,933	$3,722
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(1.31%)	(1.59%)	(0.34%)	(0.12%)
Total expenses[c]	2.45%	2.41%	2.52%	2.52%	2.51%
Net expenses[d]	2.40%	2.39%	2.50%	2.47%	2.50%
Portfolio turnover rate	44%	159%	501%	617%	721%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$116.07	$132.43	$56.24	$90.18	$90.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	(.76)	(.60)	.27	.42
Net gain (loss) on investments (realized and unrealized)	(15.09)	6.52	77.21	(34.02)	(.65)
Total from investment operations	(14.73)	5.76	76.61	(33.75)	(.23)
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)
Net realized gains	—	(22.12)	—	—	(.30)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$101.34	$116.07	$132.43	$56.24	$90.18

Total Return	(12.69%)	3.49%	136.39%	(37.52%)	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,917	$10,327	$12,089	$4,054	$14,017
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.57%)	(0.64%)	0.28%	0.49%
Total expenses[c]	1.70%	1.66%	1.74%	1.79%	1.78%
Net expenses[d]	1.65%	1.65%	1.72%	1.77%	1.77%
Portfolio turnover rate	44%	159%	501%	617%	721%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. Inverse Mid-Cap Strategy Fund H-Class returned 3.16%, while the S&P MidCap 400 Index returned -5.12% over the same period.

The sectors contributing the most to the return of the underlying index were Industrials and Consumer Staples. The sectors detracting the most were Real Estate, Financials, and Health Care.

The holdings contributing the most to the return of the underlying index were First Solar, Inc., Axon Enterprise, Inc., and Fair Isaac Corp. The holdings detracting the most were Alcoa Corp., Medical Properties Trust, Inc., and Cleveland-Cliffs, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	1.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.7%
Total	3.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	3.18%	(11.59%)	(12.28%)
A-Class Shares with sales charge‡	(1.72%)	(12.45%)	(12.70%)
C-Class Shares	3.10%	(12.06%)	(12.85%)
C-Class Shares with CDSC§	2.10%	(12.06%)	(12.85%)
H-Class Shares	3.16%	(11.56%)	(12.26%)
S&P MidCap 400 Index	(5.12%)	7.67%	9.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to the differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 3.5%
Guggenheim Strategy Fund II1	2,020	$48,904
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,630	44,958
Total Mutual Funds
(Cost $95,671)		93,862

	Face Amount
U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
4.21% due 05/02/23[2,3]	$50,000	49,815
Total U.S. Treasury Bills
(Cost $49,819)		49,815

REPURCHASE AGREEMENTS††,4 - 98.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[2]	1,450,643	1,450,643
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[2]	573,125	573,125
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[2]	573,125	573,125
Total Repurchase Agreements
(Cost $2,596,893)		2,596,893

Total Investments — 103.5%
(Cost $2,742,383)		$2,740,570
Other Assets & Liabilities, net - (3.5)%		(92,974)
Total Net Assets — 100.0%		$2,647,596

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	Receive	4.88% (Federal Funds Rate + 0.05%)	At Maturity	06/28/23	45	$113,903	$(3,553)
Barclays Bank plc	S&P MidCap 400 Index	Receive	5.02% (SOFR + 0.20%)	At Maturity	06/27/23	131	328,452	(11,155)
Goldman Sachs International	S&P MidCap 400 Index	Receive	4.78% (Federal Funds Rate - 0.05%)	At Maturity	06/28/23	887	2,227,742	(69,303)
							$2,670,097	$(84,011)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$93,862	$—	$—	$93,862
U.S. Treasury Bills	—	49,815	—	49,815
Repurchase Agreements	—	2,596,893	—	2,596,893
Total Assets	$93,862	$2,646,708	$—	$2,740,570

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$84,011	$—	$84,011

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$49,591	$—	$—	$—	$(687)	$48,904	2,020	$1,816
Guggenheim Ultra Short Duration Fund — Institutional Class	45,328	—	—	—	(370)	44,958	4,630	1,444
	$94,919	$—	$—	$—	$(1,057)	$93,862		$3,260

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $49,819)	$49,815
Investments in affiliated issuers, at value (cost $95,671)	93,862
Repurchase agreements, at value (cost $2,596,893)	2,596,893
Receivables:
Fund shares sold	28,392
Dividends	398
Interest	346
Total assets	2,769,706

Liabilities:
Unrealized depreciation on OTC swap agreements	84,011
Payable for:
Fund shares redeemed	28,784
Swap settlement	4,418
Management fees	1,673
Distribution and service fees	467
Transfer agent fees	462
Portfolio accounting and administration fees	115
Trustees’ fees*	31
Miscellaneous	2,149
Total liabilities	122,110
Net assets	$2,647,596

Net assets consist of:
Paid in capital	$8,807,861
Total distributable earnings (loss)	(6,160,265)
Net assets	$2,647,596

A-Class:
Net assets	$58,450
Capital shares outstanding	984
Net asset value per share	$59.40
Maximum offering price per share (Net asset value divided by 95.25%)	$62.36

C-Class:
Net assets	$128
Capital shares outstanding	2
Net asset value per share	$51.61

H-Class:
Net assets	$2,589,018
Capital shares outstanding	43,559
Net asset value per share	$59.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$3,260
Interest	32,527
Total investment income	35,787

Expenses:
Management fees	10,766
Distribution and service fees:
A-Class	172
C-Class	22
H-Class	2,813
Transfer agent fees	2,489
Portfolio accounting and administration fees	1,762
Professional fees	935
Interest expense	622
Custodian fees	167
Trustees’ fees*	143
Miscellaneous	592
Total expenses	20,483
Less:
Expenses reimbursed by Adviser	(377)
Expenses waived by Adviser	(112)
Total waived/reimbursed expenses	(489)
Net expenses	19,994
Net investment income	15,793

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25
Swap agreements	(250,519)
Futures contracts	(11,908)
Net realized loss	(262,402)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4)
Investments in affiliated issuers	(1,057)
Swap agreements	(78,438)
Net change in unrealized appreciation (depreciation)	(79,499)
Net realized and unrealized loss	(341,901)
Net decrease in net assets resulting from operations	$(326,108)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,793	$(9,129)
Net realized loss on investments	(262,402)	(76,715)
Net change in unrealized appreciation (depreciation) on investments	(79,499)	1,104
Net decrease in net assets resulting from operations	(326,108)	(84,740)

Capital share transactions:
Proceeds from sale of shares
A-Class	28,054	57,437
C-Class	34,650	200
H-Class	12,682,143	3,103,693
Cost of shares redeemed
A-Class	(32,440)	(86,400)
C-Class	(32,762)	(3,081)
H-Class	(10,058,036)	(3,516,728)
Net increase (decrease) from capital share transactions	2,621,609	(444,879)
Net increase (decrease) in net assets	2,295,501	(529,619)

Net assets:
Beginning of year	352,095	881,714
End of year	$2,647,596	$352,095

Capital share activity:
Shares sold
A-Class	461	947
C-Class	581	4
H-Class	206,583	52,122
Shares redeemed
A-Class	(537)	(1,454)
C-Class	(581)	(64)
H-Class	(168,074)	(59,304)
Net increase (decrease) in shares	38,433	(7,749)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]
Per Share Data
Net asset value, beginning of period	$57.57	$63.60	$127.90	$109.10	$111.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.90	(.75)	(.45)	.75	.65
Net gain (loss) on investments (realized and unrealized)	.93 [e]	(5.28)	(63.36)	18.85 [e]	(3.10)
Total from investment operations	1.83	(6.03)	(63.81)	19.60	(2.45)
Less distributions from:
Net investment income	—	—	(.49)	(.80)	—
Total distributions	—	—	(.49)	(.80)	—
Net asset value, end of period	$59.40	$57.57	$63.60	$127.90	$109.10

Total Return[b]	3.18%	(9.48%)	(49.94%)	18.13%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58	$61	$100	$60	$133
Ratios to average net assets:
Net investment income (loss)	1.48%	(1.25%)	(1.29%)	0.68%	0.60%
Total expenses[c]	1.66%	1.66%	1.76%	1.77%	1.77%
Net expenses[d]	1.61%	1.63%	1.73%	1.70%	1.75%
Portfolio turnover rate	—	24%	42%	—	48%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]
Per Share Data
Net asset value, beginning of period	$50.06	$55.65	$112.07	$97.04	$99.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(1.10)	(.83)	— [f]	(.30)
Net gain (loss) on investments (realized and unrealized)	2.09 [e]	(4.49)	(55.10)	15.83 [e]	(2.36)
Total from investment operations	1.55	(5.59)	(55.93)	15.83	(2.66)
Less distributions from:
Net investment income	—	—	(.49)	(.80)	—
Total distributions	—	—	(.49)	(.80)	—
Net asset value, end of period	$51.61	$50.06	$55.65	$112.07	$97.04

Total Return[b]	3.10%	(10.04%)	(50.08%)	16.78%	(2.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [g]	$— [g]	$3	$– [g]	$– [g]
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(2.11%)	(1.95%)	0.00%[h]	(0.33%)
Total expenses[c]	2.39%	2.39%	2.49%	2.63%	2.47%
Net expenses[d]	2.39%	2.39%	2.46%	2.63%	2.47%
Portfolio turnover rate	—	24%	42%	—	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]
Per Share Data
Net asset value, beginning of period	$57.62	$63.65	$128.00	$109.20	$111.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	(.84)	(.42)	.70	.65
Net gain (loss) on investments (realized and unrealized)	1.01 [e]	(5.19)	(63.44)	18.90 [e]	(2.91)
Total from investment operations	1.82	(6.03)	(63.86)	19.60	(2.26)
Less distributions from:
Net investment income	—	—	(.49)	(.80)	—
Total distributions	—	—	(.49)	(.80)	—
Net asset value, end of period	$59.44	$57.62	$63.65	$128.00	$109.20

Total Return	3.16%	(9.47%)	(49.94%)	18.11%	(2.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,589	$291	$779	$1,488	$769
Ratios to average net assets:
Net investment income (loss)	1.32%	(1.40%)	(1.38%)	0.65%	0.61%
Total expenses[c]	1.71%	1.66%	1.77%	1.78%	1.77%
Net expenses[d]	1.67%	1.64%	1.75%	1.70%	1.75%
Portfolio turnover rate	—	24%	42%	—	48%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than $0.01 per share.
[g]	Less than $1,000 in Net Assets.
[h]	Less than 0.01%
[i]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned -21.57%, while the Russell 2000 Index returned -11.61% over the same time period.

The sectors contributing the most to the return of the underlying index were Consumer Staples and Communication Services. The sectors detracting the most were Financials, Health Care, and Real Estate.

The holdings contributing the most to the return of the underlying index were Crocs, Inc., Iridium Communications, Inc., and Super Micro Computer, Inc. The holdings detracting the most were AMC Entertainment Holdings, Inc. - Class A, Avis Budget Group, Inc., and Silvergate Capital Corp. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	12.0%
Guggenheim Strategy Fund II	10.0%
Crocs, Inc.	0.2%
Shockwave Medical, Inc.	0.2%
Iridium Communications, Inc.	0.2%
EMCOR Group, Inc.	0.2%
Texas Roadhouse, Inc. — Class A	0.2%
Saia, Inc.	0.2%
Inspire Medical Systems, Inc.	0.2%
Kinsale Capital Group, Inc.	0.2%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(21.58%)	1.71%	7.88%
A-Class Shares with sales charge‡	(25.30%)	0.72%	7.35%
C-Class Shares	(22.10%)	0.94%	7.07%
C-Class Shares with CDSC§	(22.88%)	0.94%	7.07%
H-Class Shares	(21.57%)	1.71%	7.86%
Russell 2000 Index	(11.61%)	4.71%	9.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 64.6%

Consumer, Non-cyclical — 15.2%
Shockwave Medical, Inc.*	62	$13,443
Inspire Medical Systems, Inc.*	50	11,704
Apellis Pharmaceuticals, Inc.*	162	10,686
Karuna Therapeutics, Inc.*	56	10,172
Lantheus Holdings, Inc.*	118	9,742
Option Care Health, Inc.*	290	9,213
Celsius Holdings, Inc.*	96	8,922
Ensign Group, Inc.	93	8,885
Halozyme Therapeutics, Inc.*	232	8,860
Intra-Cellular Therapies, Inc.*	159	8,610
HealthEquity, Inc.*	144	8,454
Medpace Holdings, Inc.*	44	8,274
API Group Corp.*	359	8,070
Alkermes plc*	283	7,978
BellRing Brands, Inc.*	229	7,786
Insperity, Inc.	62	7,536
Haemonetics Corp.*	87	7,199
Merit Medical Systems, Inc.*	97	7,173
ASGN, Inc.*	85	7,027
elf Beauty, Inc.*	85	7,000
Neogen Corp.*	377	6,982
Lancaster Colony Corp.	34	6,898
iRhythm Technologies, Inc.*	52	6,450
Sprouts Farmers Market, Inc.*	184	6,445
Prometheus Biosciences, Inc.*	60	6,439
Triton International Ltd.	101	6,385
AMN Healthcare Services, Inc.*	75	6,222
Alight, Inc. — Class A*	668	6,152
Simply Good Foods Co.*	154	6,124
PTC Therapeutics, Inc.*	123	5,958
IVERIC bio, Inc.*	237	5,766
Hostess Brands, Inc.*	231	5,747
Prestige Consumer Healthcare, Inc.*	86	5,386
STAAR Surgical Co.*	84	5,372
Intellia Therapeutics, Inc.*	144	5,367
Madrigal Pharmaceuticals, Inc.*	22	5,330
Amicus Therapeutics, Inc.*	478	5,301
Brink’s Co.	79	5,277
TriNet Group, Inc.*	65	5,240
ABM Industries, Inc.	116	5,213
CONMED Corp.	50	5,193
Inari Medical, Inc.*	83	5,124
Cytokinetics, Inc.*	143	5,032
Herc Holdings, Inc.	44	5,012
Pacific Biosciences of California, Inc.*	429	4,968
Korn Ferry	91	4,708
Vaxcyte, Inc.*	125	4,685
Select Medical Holdings Corp.	180	4,653
Axonics, Inc.*	85	4,638
Blueprint Medicines Corp.*	103	4,634
StoneCo Ltd. — Class A*	480	4,579
Arrowhead Pharmaceuticals, Inc.*	178	4,521
Revance Therapeutics, Inc.*	140	4,509
Omnicell, Inc.*	76	4,459
TreeHouse Foods, Inc.*	88	4,438
Integer Holdings Corp.*	57	4,418
Inter Parfums, Inc.	31	4,409
Reata Pharmaceuticals, Inc. — Class A*	48	4,364
Denali Therapeutics, Inc.*	189	4,355
Coca-Cola Consolidated, Inc.	8	4,281
WD-40 Co.	24	4,273
Primo Water Corp.	273	4,191
Progyny, Inc.*	130	4,176
Alarm.com Holdings, Inc.*	83	4,173
LivaNova plc*	94	4,097
Patterson Companies, Inc.	152	4,069
CBIZ, Inc.*	82	4,058
Cal-Maine Foods, Inc.	66	4,019
TransMedics Group, Inc.*	53	4,014
Glaukos Corp.*	80	4,008
Insmed, Inc.*	235	4,007
ACADIA Pharmaceuticals, Inc.*	209	3,933
Helen of Troy Ltd.*	41	3,902
R1 RCM, Inc.*	260	3,900
J & J Snack Foods Corp.	26	3,854
Sage Therapeutics, Inc.*	91	3,818
NeoGenomics, Inc.*	218	3,795
Edgewell Personal Care Co.	89	3,775
NuVasive, Inc.*	91	3,759
EVERTEC, Inc.	106	3,578
Graham Holdings Co. — Class B	6	3,575
Chegg, Inc.*	216	3,521
ICF International, Inc.	32	3,510
Strategic Education, Inc.	39	3,503
TG Therapeutics, Inc.*	232	3,489
Axsome Therapeutics, Inc.*	56	3,454
Beam Therapeutics, Inc.*	111	3,399
Prothena Corporation plc*	68	3,296
AtriCure, Inc.*	79	3,275
REVOLUTION Medicines, Inc.*	151	3,271
Myriad Genetics, Inc.*	138	3,206
Corcept Therapeutics, Inc.*	147	3,184
Pacira BioSciences, Inc.*	78	3,183
Supernus Pharmaceuticals, Inc.*	85	3,080
Adtalem Global Education, Inc.*	79	3,051
Bridgebio Pharma, Inc.*	181	3,001
Vector Group Ltd.	249	2,991
Surgery Partners, Inc.*	86	2,964
Krystal Biotech, Inc.*	37	2,962
Vir Biotechnology, Inc.*	125	2,909
Remitly Global, Inc.*	171	2,899
Addus HomeCare Corp.*	27	2,882
John Wiley & Sons, Inc. — Class A	74	2,869
Stride, Inc.*	73	2,865
CorVel Corp.*	15	2,854
Flywire Corp.*	97	2,848
Celldex Therapeutics, Inc.*	79	2,842
Embecta Corp.	101	2,840
FibroGen, Inc.*	152	2,836
Xencor, Inc.*	100	2,789

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Veracyte, Inc.*	124	$2,765
Riot Platforms, Inc.*,1	276	2,757
Catalyst Pharmaceuticals, Inc.*	166	2,752
Herbalife Nutrition Ltd.*	170	2,737
Huron Consulting Group, Inc.*	34	2,733
Laureate Education, Inc. — Class A	232	2,728
Monro, Inc.	55	2,719
AbCellera Biologics, Inc.*	359	2,707
Central Garden & Pet Co. — Class A*	69	2,696
United Natural Foods, Inc.*	102	2,688
BioCryst Pharmaceuticals, Inc.*	321	2,677
Hain Celestial Group, Inc.*	156	2,675
Provention Bio, Inc.*	109	2,627
Amylyx Pharmaceuticals, Inc.*	88	2,582
Aurinia Pharmaceuticals, Inc.*	233	2,554
Silk Road Medical, Inc.*	65	2,543
Ironwood Pharmaceuticals, Inc. — Class A*	236	2,483
Amphastar Pharmaceuticals, Inc.*	66	2,475
Relay Therapeutics, Inc.*	148	2,438
Sabre Corp.*	567	2,433
LiveRamp Holdings, Inc.*	110	2,412
Textainer Group Holdings Ltd.	75	2,408
Vericel Corp.*	82	2,404
Travere Therapeutics, Inc.*	106	2,384
Avanos Medical, Inc.*	80	2,379
Weis Markets, Inc.	28	2,371
Payoneer Global, Inc.*	376	2,361
Arvinas, Inc.*	86	2,350
Cerevel Therapeutics Holdings, Inc.*	96	2,341
Akero Therapeutics, Inc.*	61	2,334
MGP Ingredients, Inc.	24	2,321
Andersons, Inc.	56	2,314
Coursera, Inc.*	197	2,270
Universal Corp.	42	2,221
Ingles Markets, Inc. — Class A	25	2,217
Nevro Corp.*	61	2,205
Syndax Pharmaceuticals, Inc.*	104	2,196
Agios Pharmaceuticals, Inc.*	95	2,182
National Beverage Corp.*	41	2,162
US Physical Therapy, Inc.	22	2,154
RadNet, Inc.*	86	2,153
Kforce, Inc.	34	2,150
Pediatrix Medical Group, Inc.*	144	2,147
Upbound Group, Inc.	87	2,132
PROG Holdings, Inc.*	86	2,046
ZipRecruiter, Inc. — Class A*	127	2,024
Dynavax Technologies Corp.*	205	2,011
Chefs’ Warehouse, Inc.*	59	2,009
Chinook Therapeutics, Inc.*	86	1,991
Avid Bioservices, Inc.*	106	1,989
Kymera Therapeutics, Inc.*	67	1,985
Medifast, Inc.	19	1,970
Alphatec Holdings, Inc.*	125	1,950
Krispy Kreme, Inc.	124	1,928
Beauty Health Co.*	152	1,920
Ligand Pharmaceuticals, Inc. — Class B*	26	1,913
B&G Foods, Inc.[1]	122	1,895
Utz Brands, Inc.	114	1,877
Matthews International Corp. — Class A	52	1,875
Owens & Minor, Inc.*	128	1,862
CoreCivic, Inc.*	202	1,858
ModivCare, Inc.*	22	1,850
Protagonist Therapeutics, Inc.*	80	1,840
Cytek Biosciences, Inc.*	198	1,820
Healthcare Services Group, Inc.	130	1,803
DICE Therapeutics, Inc.*	62	1,776
MannKind Corp.*	432	1,771
LeMaitre Vascular, Inc.	34	1,750
Beyond Meat, Inc.*	107	1,737
Avidity Biosciences, Inc.*	113	1,735
Adaptive Biotechnologies Corp.*	194	1,713
MoneyGram International, Inc.*	163	1,699
Viridian Therapeutics, Inc.*	66	1,679
Marathon Digital Holdings, Inc.*,1	192	1,674
Heska Corp.*	17	1,660
Morphic Holding, Inc.*	44	1,656
GEO Group, Inc.*	206	1,625
Arcus Biosciences, Inc.*	89	1,623
Cassava Sciences, Inc.*	67	1,616
Treace Medical Concepts, Inc.*	64	1,612
Accolade, Inc.*	112	1,611
Geron Corp.*	742	1,610
Fresh Del Monte Produce, Inc.	53	1,596
Iovance Biotherapeutics, Inc.*	261	1,595
Rocket Pharmaceuticals, Inc.*	93	1,593
Recursion Pharmaceuticals, Inc. — Class A*	236	1,574
Arcellx, Inc.*	51	1,571
Perdoceo Education Corp.*	117	1,571
SpringWorks Therapeutics, Inc.*	61	1,570
Legalzoom.com, Inc.*	167	1,567
AdaptHealth Corp.*	126	1,566
UFP Technologies, Inc.*	12	1,558
John B Sanfilippo & Son, Inc.	16	1,551
SpartanNash Co.	62	1,538
Biohaven Ltd.*	110	1,503
Harmony Biosciences Holdings, Inc.*	46	1,502
Twist Bioscience Corp.*	97	1,463
Crinetics Pharmaceuticals, Inc.*	91	1,461
Ventyx Biosciences, Inc.*	43	1,441
ImmunoGen, Inc.*	373	1,432
Replimune Group, Inc.*	81	1,430
First Advantage Corp.*	102	1,424
Collegium Pharmaceutical, Inc.*	59	1,415
Green Dot Corp. — Class A*	82	1,409
Cross Country Healthcare, Inc.*	63	1,406
Zentalis Pharmaceuticals, Inc.*	81	1,393
Deciphera Pharmaceuticals, Inc.*	90	1,390
Enanta Pharmaceuticals, Inc.*	34	1,375
Cardiovascular Systems, Inc.*	69	1,370
Paragon 28, Inc.*	80	1,366

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Cimpress plc*	31	$1,359
Kura Oncology, Inc.*	111	1,358
National Healthcare Corp.	23	1,336
Oscar Health, Inc. — Class A*	204	1,334
Keros Therapeutics, Inc.*	31	1,324
REGENXBIO, Inc.*	70	1,324
SunOpta, Inc.*	169	1,301
CRA International, Inc.	12	1,294
BioLife Solutions, Inc.*	58	1,261
Atrion Corp.	2	1,256
PROCEPT BioRobotics Corp.*	44	1,250
Tootsie Roll Industries, Inc.	28	1,249
Innoviva, Inc.*	110	1,237
Quanex Building Products Corp.	57	1,227
DocGo, Inc.*	141	1,220
Varex Imaging Corp.*	67	1,219
Deluxe Corp.	76	1,216
Theravance Biopharma, Inc.*	112	1,215
ADMA Biologics, Inc.*	363	1,202
SP Plus Corp.*	35	1,200
Cogent Biosciences, Inc.*	111	1,198
USANA Health Sciences, Inc.*	19	1,195
Immunovant, Inc.*	77	1,194
Fulgent Genetics, Inc.*	38	1,186
Transcat, Inc.*	13	1,162
Duckhorn Portfolio, Inc.*	73	1,161
SI-BONE, Inc.*	59	1,161
OrthoPediatrics Corp.*	26	1,152
Verve Therapeutics, Inc.*	79	1,139
Udemy, Inc.*	126	1,113
Point Biopharma Global, Inc.*	149	1,083
Barrett Business Services, Inc.	12	1,064
Community Health Systems, Inc.*	217	1,063
Heidrick & Struggles International, Inc.	35	1,063
Ideaya Biosciences, Inc.*	77	1,057
National Research Corp. — Class A	24	1,044
Anavex Life Sciences Corp.*	120	1,028
OPKO Health, Inc.*	701	1,023
23andMe Holding Co. — Class A*	446	1,017
Repay Holdings Corp.*	153	1,005
TrueBlue, Inc.*	56	997
Cass Information Systems, Inc.	23	996
Orthofix Medical, Inc.*	59	988
Arcturus Therapeutics Holdings, Inc.*	41	983
Inhibrx, Inc.*	52	981
Kelly Services, Inc. — Class A	59	979
Vita Coco Company, Inc.*	49	961
I3 Verticals, Inc. — Class A*	39	957
Castle Biosciences, Inc.*	42	954
RAPT Therapeutics, Inc.*	52	954
Brookdale Senior Living, Inc. — Class A*	323	953
American Well Corp. — Class A*	398	939
Resources Connection, Inc.	55	938
LifeStance Health Group, Inc.*	125	929
Ennis, Inc.	44	928
Scilex Holding Co.*	113	928
ANI Pharmaceuticals, Inc.*	23	914
Nuvalent, Inc. — Class A*	35	913
Emergent BioSolutions, Inc.*	88	912
Arlo Technologies, Inc.*	150	909
Aclaris Therapeutics, Inc.*	112	906
4D Molecular Therapeutics, Inc.*	52	894
2U, Inc.*	130	891
ViewRay, Inc.*	257	889
Cerus Corp.*	299	888
Artivion, Inc.*	67	878
Editas Medicine, Inc.*	120	870
Coherus Biosciences, Inc.*	127	869
Calavo Growers, Inc.	30	863
ACCO Brands Corp.	160	851
Paysafe Ltd.*	49	843
V2X, Inc.*	21	834
Fate Therapeutics, Inc.*	144	821
CareDx, Inc.*	89	813
Franklin Covey Co.*	21	808
NanoString Technologies, Inc.*	81	802
European Wax Center, Inc. — Class A	42	798
Vital Farms, Inc.*	52	796
Arcutis Biotherapeutics, Inc.*	71	781
Mission Produce, Inc.*	70	778
Agiliti, Inc.*	48	767
AnaptysBio, Inc.*	35	762
OraSure Technologies, Inc.*	125	756
MacroGenics, Inc.*	105	753
MaxCyte, Inc.*	152	752
Viad Corp.*	36	750
Anika Therapeutics, Inc.*	26	747
Mirum Pharmaceuticals, Inc.*	31	745
Agenus, Inc.*	489	743
Hackett Group, Inc.	40	739
Carriage Services, Inc. — Class A	24	733
CTI BioPharma Corp.*	173	727
Nurix Therapeutics, Inc.*	80	710
Cutera, Inc.*	30	709
Lyell Immunopharma, Inc.*	300	708
Ocular Therapeutix, Inc.*	134	706
Custom Truck One Source, Inc.*	104	706
Central Garden & Pet Co.*	17	698
Seres Therapeutics, Inc.*	123	697
Multiplan Corp.*	656	695
Allogene Therapeutics, Inc.*	139	687
Pennant Group, Inc.*	48	685
2seventy bio, Inc.*	66	673
EQRx, Inc.*	347	673
AngioDynamics, Inc.*	65	672
Target Hospitality Corp.*	51	670
MiMedx Group, Inc.*	196	668
Quanterix Corp.*	59	665
SomaLogic, Inc.*	260	663
Alector, Inc.*	107	662
Axogen, Inc.*	70	661
Pulmonx Corp.*	59	660

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Tejon Ranch Co.*	36	$658
Vanda Pharmaceuticals, Inc.*	96	652
Forrester Research, Inc.*	20	647
Day One Biopharmaceuticals, Inc.*	48	642
Mersana Therapeutics, Inc.*	156	641
Bioxcel Therapeutics, Inc.*	34	634
Dyne Therapeutics, Inc.*	55	634
ShotSpotter, Inc.*	16	629
Alta Equipment Group, Inc.	38	602
RxSight, Inc.*	36	600
Kiniksa Pharmaceuticals Ltd. — Class A*	54	581
Liquidia Corp.*	83	574
Bluebird Bio, Inc.*	179	569
Utah Medical Products, Inc.	6	569
Arbutus Biopharma Corp.*	187	567
Clover Health Investments Corp.*	668	564
Senseonics Holdings, Inc.*	795	564
Intercept Pharmaceuticals, Inc.*	42	564
Bionano Genomics, Inc.*	507	563
Tactile Systems Technology, Inc.*	34	558
iTeos Therapeutics, Inc.*	41	558
Phibro Animal Health Corp. — Class A	36	552
Invitae Corp.*	408	551
PetIQ, Inc.*	48	549
Surmodics, Inc.*	24	547
Turning Point Brands, Inc.	26	546
Evolus, Inc.*	62	525
Aaron’s Company, Inc.	54	522
Caribou Biosciences, Inc.*	97	515
Karyopharm Therapeutics, Inc.*	132	513
iRadimed Corp.	13	512
Eagle Pharmaceuticals, Inc.*	18	511
Sana Biotechnology, Inc.*	155	507
Zynex, Inc.*	42	504
Inogen, Inc.*	40	499
HilleVax, Inc.*	30	496
SIGA Technologies, Inc.	82	472
OmniAb, Inc.*	128	471
Seneca Foods Corp. — Class A*	9	470
Sterling Check Corp.*	42	468
Atara Biotherapeutics, Inc.*	160	464
Cullinan Oncology, Inc.*	45	460
Nano-X Imaging Ltd.*,1	79	456
Atea Pharmaceuticals, Inc.*	132	442
Edgewise Therapeutics, Inc.*	66	440
BrightView Holdings, Inc.*	78	438
Butterfly Network, Inc.*	230	432
Joint Corp.*	25	421
Universal Technical Institute, Inc.*	57	421
Distribution Solutions Group, Inc.*	9	409
Tarsus Pharmaceuticals, Inc.*	32	402
Rigel Pharmaceuticals, Inc.*	299	395
Sutro Biopharma, Inc.*	85	393
Monte Rosa Therapeutics, Inc.*	50	390
Sangamo Therapeutics, Inc.*	221	389
WW International, Inc.*	94	387
Tyra Biosciences, Inc.*	24	386
Cara Therapeutics, Inc.*	77	378
Xeris Biopharma Holdings, Inc.*	230	375
Janux Therapeutics, Inc.*	30	363
Kodiak Sciences, Inc.*	58	360
Generation Bio Co.*	83	357
Seer, Inc.*	91	351
Inovio Pharmaceuticals, Inc.*	427	350
Lexicon Pharmaceuticals, Inc.*	144	350
Village Super Market, Inc. — Class A	15	343
Cue Health, Inc.*,1	188	342
Design Therapeutics, Inc.*	59	340
Benson Hill, Inc.*	296	341
KalVista Pharmaceuticals, Inc.*	43	338
Erasca, Inc.*	112	337
Nuvation Bio, Inc.*	202	335
Mineralys Therapeutics, Inc.*	21	329
Information Services Group, Inc.	64	326
Y-mAbs Therapeutics, Inc.*	65	326
Kinnate Biopharma, Inc.*	52	325
Stoke Therapeutics, Inc.*	39	325
Tango Therapeutics, Inc.*	82	324
Aerovate Therapeutics, Inc.*	16	323
Ocugen, Inc.*	373	318
PepGen, Inc.*	26	318
Alpine Immune Sciences, Inc.*	41	317
Humacyte, Inc.*	102	315
Willdan Group, Inc.*	20	312
PMV Pharmaceuticals, Inc.*	64	305
Aura Biosciences, Inc.*	32	297
Adicet Bio, Inc.*	50	288
Phathom Pharmaceuticals, Inc.*	40	286
Kezar Life Sciences, Inc.*	91	285
NGM Biopharmaceuticals, Inc.*	69	282
Quantum-Si, Inc.*	159	280
CareMax, Inc.*	104	278
MeiraGTx Holdings plc*	53	274
Innovage Holding Corp.*,1	34	271
Heron Therapeutics, Inc.*	179	270
Alico, Inc.	11	266
Organogenesis Holdings, Inc.*	123	262
Zimvie, Inc.*	36	260
ImmunityBio, Inc.*,1	142	258
Theseus Pharmaceuticals, Inc.*	29	258
Cano Health, Inc.*	281	256
Fulcrum Therapeutics, Inc.*	89	254
Amneal Pharmaceuticals, Inc.*	179	249
IGM Biosciences, Inc.*	18	247
HF Foods Group, Inc.*	63	247
Nature’s Sunshine Products, Inc.*	24	245
Quad/Graphics, Inc.*	56	240
Akoya Biosciences, Inc.*	29	237
BRC, Inc. — Class A*	45	231
Rent the Runway, Inc. — Class A*	81	231
C4 Therapeutics, Inc.*	73	229
Nautilus Biotechnology, Inc.*	82	227

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Icosavax, Inc.*	39	$226
Outlook Therapeutics, Inc.*	206	225
Nektar Therapeutics*	315	221
Prime Medicine, Inc.*	18	221
Foghorn Therapeutics, Inc.*	35	217
Vicarious Surgical, Inc.*	95	216
22nd Century Group, Inc.*	280	215
Allovir, Inc.*	54	213
Nkarta, Inc.*	57	202
Honest Company, Inc.*	112	202
Natural Grocers by Vitamin Cottage, Inc.	17	200
Acrivon Therapeutics, Inc.*	15	190
Vera Therapeutics, Inc.*	24	186
Affimed N.V.*	248	185
Precigen, Inc.*	174	184
Chimerix, Inc.*	146	184
Esperion Therapeutics, Inc.*	115	183
Whole Earth Brands, Inc.*	71	182
Aadi Bioscience, Inc.*	25	181
American Public Education, Inc.*	33	179
Bakkt Holdings, Inc.*	102	176
Lifecore Biomedical, Inc.*	46	174
ALX Oncology Holdings, Inc.*	37	167
Vaxart, Inc.*	215	163
Rallybio Corp.*	28	160
Absci Corp.*	91	159
Cipher Mining, Inc.*	68	159
Athira Pharma, Inc.*	59	147
Spire Global, Inc.*	217	145
Moneylion, Inc.*	254	144
Tenaya Therapeutics, Inc.*	49	140
Gossamer Bio, Inc.*	110	139
EyePoint Pharmaceuticals, Inc.*	46	135
Jounce Therapeutics, Inc.*	73	135
Veru, Inc.*	112	130
Inotiv, Inc.*	30	130
PFSweb, Inc.	29	123
Century Therapeutics, Inc.*	35	121
Tattooed Chef, Inc.*	85	121
Singular Genomics Systems, Inc.*	97	117
PhenomeX, Inc.*	98	114
Priority Technology Holdings, Inc.*	31	111
AirSculpt Technologies, Inc.	22	111
Thorne HealthTech, Inc.*	24	111
Relmada Therapeutics, Inc.*	48	108
Invivyd, Inc.*	89	107
Kronos Bio, Inc.*	71	104
CompoSecure, Inc.*	14	103
VBI Vaccines, Inc.*	334	101
GeneDx Holdings Corp.*	275	100
Local Bounti Corp.*	112	89
Beachbody Company, Inc.*	182	88
Bird Global, Inc. — Class A*	298	83
Aveanna Healthcare Holdings, Inc.*	77	80
Instil Bio, Inc.*	121	80
AN2 Therapeutics, Inc.*	8	79
AppHarvest, Inc.*	128	78
Pardes Biosciences, Inc.*	59	78
Talaris Therapeutics, Inc.*	40	75
Bright Health Group, Inc.*	335	74
GreenLight Biosciences Holdings PBC*	155	67
Eiger BioPharmaceuticals, Inc.*	72	65
Vintage Wine Estates, Inc.*	58	62
Bioventus, Inc. — Class A*	55	59
Praxis Precision Medicines, Inc.*	67	54
MarketWise, Inc.*	29	54
P3 Health Partners, Inc.*	42	44
VistaGen Therapeutics, Inc.*	337	42
Babylon Holdings Ltd. — Class A*	7	36
ATI Physical Therapy, Inc.*	130	33
Alpha Teknova, Inc.*	11	33
Enochian Biosciences, Inc.*	34	31
Science 37 Holdings, Inc.*	109	31
Oncology Institute, Inc.*	40	27
Celularity, Inc.*	33	20
Wejo Group Ltd.*	40	20
Tenon Medical, Inc.*	6	11
Greenidge Generation Holdings, Inc.*	23	10
Owlet, Inc.*	28	9
Boxed, Inc.*,1	25	5
Leafly Holdings, Inc.*	9	4
Gelesis Holdings, Inc.*	21	3
Ligand Pharmaceuticals, Inc.*,††	12	—
Ligand Pharmaceuticals, Inc.*,††	12	—
Total Consumer, Non-cyclical		939,810

Financial — 13.8%
Kinsale Capital Group, Inc.	38	11,406
STAG Industrial, Inc. REIT	313	10,586
Agree Realty Corp. REIT	152	10,429
Selective Insurance Group, Inc.	103	9,819
SouthState Corp.	130	9,264
Terreno Realty Corp. REIT	140	9,044
RLI Corp.	67	8,905
Ryman Hospitality Properties, Inc. REIT	93	8,345
Glacier Bancorp, Inc.	193	8,108
United Bankshares, Inc.	226	7,955
Kite Realty Group Trust REIT	378	7,908
Houlihan Lokey, Inc.	88	7,699
Old National Bancorp	510	7,354
Essent Group Ltd.	182	7,289
First Financial Bankshares, Inc.	226	7,209
Home BancShares, Inc.	326	7,077
Valley National Bancorp	748	6,911
PotlatchDeltic Corp. REIT	138	6,831
Phillips Edison & Company, Inc. REIT	203	6,622
Cadence Bank	314	6,519
Independence Realty Trust, Inc. REIT	384	6,155
Radian Group, Inc.	274	6,055
Essential Properties Realty Trust, Inc. REIT	243	6,039
Federated Hermes, Inc. — Class B	148	5,941
Physicians Realty Trust REIT	390	5,823
Apple Hospitality REIT, Inc.	374	5,804

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Hancock Whitney Corp.	149	$5,424
Blackstone Mortgage Trust, Inc. — Class A REIT	295	5,266
Focus Financial Partners, Inc. — Class A*	100	5,187
Independent Bank Corp.	79	5,184
United Community Banks, Inc.	184	5,174
Broadstone Net Lease, Inc. REIT	301	5,120
LXP Industrial Trust REIT	478	4,928
Mr Cooper Group, Inc.*	120	4,916
Jackson Financial, Inc. — Class A	130	4,863
Community Bank System, Inc.	92	4,829
ServisFirst Bancshares, Inc.	88	4,807
Corporate Office Properties Trust REIT	197	4,671
Associated Banc-Corp.	259	4,657
First Interstate BancSystem, Inc. — Class A	155	4,628
Sabra Health Care REIT, Inc.	402	4,623
Atlantic Union Bankshares Corp.	130	4,556
Hamilton Lane, Inc. — Class A	61	4,513
American Equity Investment Life Holding Co.	123	4,488
Enstar Group Ltd.*	19	4,404
UMB Financial Corp.	76	4,387
CNO Financial Group, Inc.	196	4,349
Genworth Financial, Inc. — Class A*	861	4,322
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	148	4,233
Moelis & Co. — Class A	110	4,228
Cathay General Bancorp	121	4,177
Ameris Bancorp	114	4,170
Piper Sandler Cos.	30	4,158
Outfront Media, Inc. REIT	254	4,122
Walker & Dunlop, Inc.	54	4,113
Texas Capital Bancshares, Inc.*	84	4,113
SITE Centers Corp. REIT	333	4,089
WSFS Financial Corp.	107	4,024
International Bancshares Corp.	93	3,982
Macerich Co. REIT	373	3,954
Pacific Premier Bancorp, Inc.	164	3,939
McGrath RentCorp	42	3,919
Four Corners Property Trust, Inc. REIT	145	3,895
Fulton Financial Corp.	280	3,870
CVB Financial Corp.	230	3,836
Equity Commonwealth REIT	184	3,811
National Health Investors, Inc. REIT	72	3,714
Simmons First National Corp. — Class A	212	3,708
Axos Financial, Inc.*	100	3,692
Innovative Industrial Properties, Inc. REIT	48	3,647
Sunstone Hotel Investors, Inc. REIT	367	3,626
First BanCorp	313	3,574
First Financial Bancorp	162	3,527
Tanger Factory Outlet Centers, Inc. REIT	175	3,435
Eastern Bankshares, Inc.	270	3,407
Kennedy-Wilson Holdings, Inc.	205	3,401
Washington Federal, Inc.	112	3,373
Artisan Partners Asset Management, Inc. — Class A	105	3,358
Arbor Realty Trust, Inc. REIT	285	3,275
CareTrust REIT, Inc.	167	3,270
First Merchants Corp.	99	3,262
Banner Corp.	59	3,208
Pebblebrook Hotel Trust REIT	226	3,173
NMI Holdings, Inc. — Class A*	142	3,171
TowneBank	117	3,118
StoneX Group, Inc.*	30	3,106
WesBanco, Inc.	101	3,101
Urban Edge Properties REIT	199	2,997
Seacoast Banking Corporation of Florida	126	2,986
Park National Corp.	25	2,964
PJT Partners, Inc. — Class A	41	2,960
BankUnited, Inc.	131	2,958
DiamondRock Hospitality Co. REIT	363	2,951
RLJ Lodging Trust REIT	277	2,936
Retail Opportunity Investments Corp. REIT	209	2,918
Trupanion, Inc.*	68	2,917
Cushman & Wakefield plc*	276	2,909
Renasant Corp.	95	2,905
BGC Partners, Inc. — Class A	554	2,897
Independent Bank Group, Inc.	62	2,874
Navient Corp.	177	2,830
Service Properties Trust REIT	284	2,829
BancFirst Corp.	34	2,825
Cohen & Steers, Inc.	44	2,814
Enterprise Financial Services Corp.	62	2,765
Heartland Financial USA, Inc.	72	2,762
InvenTrust Properties Corp. REIT	118	2,761
PennyMac Financial Services, Inc.	46	2,742
Elme Communities REIT	152	2,715
Stock Yards Bancorp, Inc.	49	2,702
Lakeland Financial Corp.	43	2,693
Getty Realty Corp. REIT	74	2,666
Bancorp, Inc.*	95	2,646
Bread Financial Holdings, Inc.	87	2,638
BRP Group, Inc. — Class A*	103	2,622
Trustmark Corp.	106	2,618
PRA Group, Inc.*	67	2,610
Xenia Hotels & Resorts, Inc. REIT	198	2,592
Hilltop Holdings, Inc.	86	2,552
Northwest Bancshares, Inc.	212	2,550
St. Joe Co.	60	2,497
Cannae Holdings, Inc.*	123	2,482
Two Harbors Investment Corp. REIT	168	2,471
NBT Bancorp, Inc.	73	2,461
LTC Properties, Inc. REIT	69	2,424
Provident Financial Services, Inc.	126	2,417
Alexander & Baldwin, Inc. REIT	126	2,383
Horace Mann Educators Corp.	71	2,377
Bank of NT Butterfield & Son Ltd.	88	2,376
City Holding Co.	26	2,363
Enova International, Inc.*	53	2,355
First Bancorp	66	2,344
Triumph Financial, Inc.*	40	2,322
Palomar Holdings, Inc.*	42	2,318

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Global Net Lease, Inc. REIT	180	$2,315
Nelnet, Inc. — Class A	25	2,297
Virtus Investment Partners, Inc.	12	2,285
Apollo Commercial Real Estate Finance, Inc. REIT	245	2,281
Chimera Investment Corp. REIT	402	2,267
Acadia Realty Trust REIT	162	2,260
TriCo Bancshares	54	2,246
StepStone Group, Inc. — Class A	92	2,233
Veris Residential, Inc. REIT*	150	2,196
First Commonwealth Financial Corp.	176	2,188
Easterly Government Properties, Inc. REIT	158	2,171
Avantax, Inc.*	82	2,158
S&T Bancorp, Inc.	68	2,139
Farmer Mac — Class C	16	2,131
OFG Bancorp	83	2,070
Encore Capital Group, Inc.*	41	2,068
iStar, Inc. REIT*	70	2,062
Compass Diversified Holdings	107	2,041
Westamerica BanCorp	46	2,038
Apartment Investment and Management Co. — Class A REIT	260	1,999
Hope Bancorp, Inc.	202	1,984
Sandy Spring Bancorp, Inc.	76	1,974
Employers Holdings, Inc.	47	1,959
Radius Global Infrastructure, Inc. — Class A*	133	1,951
Pathward Financial, Inc.	47	1,950
FB Financial Corp.	62	1,927
Stellar Bancorp, Inc.	78	1,920
PennyMac Mortgage Investment Trust REIT	155	1,911
Berkshire Hills Bancorp, Inc.	76	1,905
Stewart Information Services Corp.	47	1,896
Ladder Capital Corp. — Class A REIT	198	1,871
OceanFirst Financial Corp.	101	1,867
Claros Mortgage Trust, Inc.	160	1,864
Safety Insurance Group, Inc.	25	1,863
Eagle Bancorp, Inc.	55	1,841
First Busey Corp.	89	1,810
MFA Financial, Inc. REIT	178	1,766
Southside Bancshares, Inc.	53	1,760
ProAssurance Corp.	95	1,756
NETSTREIT Corp. REIT	96	1,755
Franklin BSP Realty Trust, Inc. REIT	146	1,742
National Bank Holdings Corp. — Class A	52	1,740
Goosehead Insurance, Inc. — Class A*	33	1,723
Lakeland Bancorp, Inc.	109	1,705
NexPoint Residential Trust, Inc. REIT	39	1,703
Redfin Corp.*	184	1,667
AMERISAFE, Inc.	34	1,664
Newmark Group, Inc. — Class A	235	1,664
Veritex Holdings, Inc.	91	1,662
Argo Group International Holdings Ltd.	55	1,611
German American Bancorp, Inc.	48	1,602
New York Mortgage Trust, Inc. REIT	161	1,601
Tompkins Financial Corp.	24	1,589
American Assets Trust, Inc. REIT	85	1,580
Piedmont Office Realty Trust, Inc. — Class A REIT	214	1,562
Brookline Bancorp, Inc.	148	1,554
Compass, Inc. — Class A*	472	1,524
eXp World Holdings, Inc.	120	1,523
Capitol Federal Financial, Inc.	226	1,521
Paramount Group, Inc. REIT	332	1,514
Community Healthcare Trust, Inc. REIT	41	1,501
Empire State Realty Trust, Inc. — Class A REIT	231	1,499
ARMOUR Residential REIT, Inc.[1]	281	1,475
Centerspace REIT	27	1,475
Necessity Retail REIT, Inc.	233	1,463
Mercury General Corp.	46	1,460
Uniti Group, Inc. REIT	411	1,459
Live Oak Bancshares, Inc.	58	1,413
Marcus & Millichap, Inc.	44	1,413
Brandywine Realty Trust REIT	296	1,400
International Money Express, Inc.*	54	1,392
RPT Realty REIT	146	1,388
Plymouth Industrial REIT, Inc.	66	1,387
Armada Hoffler Properties, Inc. REIT	117	1,382
WisdomTree, Inc.	235	1,377
Ellington Financial, Inc. REIT	110	1,343
Redwood Trust, Inc. REIT	197	1,328
Nicolet Bankshares, Inc.*	21	1,324
James River Group Holdings Ltd.	64	1,322
Brightsphere Investment Group, Inc.	56	1,321
Preferred Bank/Los Angeles CA	24	1,315
Ready Capital Corp. REIT	128	1,302
SiriusPoint Ltd.*	160	1,301
Dime Community Bancshares, Inc.	57	1,295
Premier Financial Corp.	62	1,285
Heritage Financial Corp.	60	1,284
LendingClub Corp.*	177	1,276
Summit Hotel Properties, Inc. REIT	182	1,274
UMH Properties, Inc. REIT	86	1,272
Peoples Bancorp, Inc.	49	1,262
Origin Bancorp, Inc.	39	1,254
QCR Holdings, Inc.	28	1,229
1st Source Corp.	28	1,208
AssetMark Financial Holdings, Inc.*	38	1,195
Ambac Financial Group, Inc.*	77	1,192
Enact Holdings, Inc.	52	1,189
Univest Financial Corp.	50	1,187
CBL & Associates Properties, Inc. REIT	46	1,179
Lemonade, Inc.*	81	1,155
ConnectOne Bancorp, Inc.	65	1,149
Banc of California, Inc.	91	1,140
KKR Real Estate Finance Trust, Inc. REIT	99	1,128
First Bancshares, Inc.	43	1,111
Dynex Capital, Inc. REIT	91	1,103
Columbia Financial, Inc.*	59	1,079
Community Trust Bancorp, Inc.	28	1,063
Universal Health Realty Income Trust REIT	22	1,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Broadmark Realty Capital, Inc. REIT	225	$1,057
TrustCo Bank Corporation NY	33	1,054
Amerant Bancorp, Inc.	48	1,045
Old Second Bancorp, Inc.	74	1,040
Washington Trust Bancorp, Inc.	30	1,040
Office Properties Income Trust REIT	84	1,033
Anywhere Real Estate, Inc.*	194	1,024
B Riley Financial, Inc.[1]	36	1,022
United Fire Group, Inc.	37	982
Customers Bancorp, Inc.*	53	981
National Western Life Group, Inc. — Class A	4	970
Global Medical REIT, Inc.	106	966
Hanmi Financial Corp.	52	966
BrightSpire Capital, Inc. REIT	163	962
Byline Bancorp, Inc.	44	951
Gladstone Land Corp. REIT	56	932
HarborOne Bancorp, Inc.	76	927
Camden National Corp.	25	905
Farmland Partners, Inc. REIT	84	899
First Mid Bancshares, Inc.	33	898
Urstadt Biddle Properties, Inc. — Class A REIT	51	896
Brookfield Business Corp. — Class A	45	892
Peapack-Gladstone Financial Corp.	30	889
Bank First Corp.	12	883
Chatham Lodging Trust REIT	84	881
Northfield Bancorp, Inc.	74	872
TPG RE Finance Trust, Inc. REIT	120	871
Gladstone Commercial Corp. REIT	68	859
Heritage Commerce Corp.	103	858
Victory Capital Holdings, Inc. — Class A	29	849
Central Pacific Financial Corp.	47	841
Kearny Financial Corp.	103	836
CrossFirst Bankshares, Inc.*	79	828
Mercantile Bank Corp.	27	826
Diamond Hill Investment Group, Inc.	5	823
Universal Insurance Holdings, Inc.	45	820
Saul Centers, Inc. REIT	21	819
Great Southern Bancorp, Inc.	16	811
Ares Commercial Real Estate Corp. REIT	89	809
Midland States Bancorp, Inc.	37	792
Cambridge Bancorp	12	778
Alexander’s, Inc. REIT	4	775
Horizon Bancorp, Inc.	70	774
MBIA, Inc.*	83	769
EZCORP, Inc. — Class A*	87	748
Whitestone REIT — Class B	81	745
NerdWallet, Inc. — Class A*	45	728
Flushing Financial Corp.	48	715
First Financial Corp.	19	712
RMR Group, Inc. — Class A	27	708
Capital City Bank Group, Inc.	24	703
Merchants Bancorp	27	703
Hingham Institution For Savings The	3	700
FRP Holdings, Inc.*	12	695
Bar Harbor Bankshares	26	688
Farmers National Banc Corp.	54	683
Equity Bancshares, Inc. — Class A	28	682
First Community Bankshares, Inc.	27	676
CNB Financial Corp.	35	672
Mid Penn Bancorp, Inc.	26	666
One Liberty Properties, Inc. REIT	29	665
Orion Office REIT, Inc.	99	663
First Foundation, Inc.	89	663
CTO Realty Growth, Inc. REIT	38	656
Orchid Island Capital, Inc. REIT	61	655
Coastal Financial Corp.*	18	648
Perella Weinberg Partners	71	646
Invesco Mortgage Capital, Inc. REIT	58	643
Republic Bancorp, Inc. — Class A	15	636
Business First Bancshares, Inc.	37	634
Tiptree, Inc. — Class A	43	627
SmartFinancial, Inc.	27	625
Independent Bank Corp.	35	622
HomeTrust Bancshares, Inc.	25	615
Bank of Marin Bancorp	28	613
Metropolitan Bank Holding Corp.*	18	610
Arrow Financial Corp.	24	598
Indus Realty Trust, Inc. REIT	9	597
HCI Group, Inc.	11	590
Carter Bankshares, Inc.*	42	588
MidWestOne Financial Group, Inc.	24	586
World Acceptance Corp.*	7	583
RE/MAX Holdings, Inc. — Class A	31	582
American National Bankshares, Inc.	18	571
Peoples Financial Services Corp.	13	563
HomeStreet, Inc.	31	558
Diversified Healthcare Trust REIT	413	558
Citizens & Northern Corp.	26	556
GCM Grosvenor, Inc. — Class A	71	555
First of Long Island Corp.	41	553
West BanCorp, Inc.	30	548
Oppenheimer Holdings, Inc. — Class A	14	548
Metrocity Bankshares, Inc.	32	547
Capstar Financial Holdings, Inc.	36	545
Southern Missouri Bancorp, Inc.	14	524
ACNB Corp.	16	521
Financial Institutions, Inc.	27	521
Farmers & Merchants Bancorp Incorporated/Archbold OH	21	511
Selectquote, Inc.*	232	503
Enterprise Bancorp, Inc.	16	503
Waterstone Financial, Inc.	33	499
Five Star Bancorp	23	491
LendingTree, Inc.*	18	480
Postal Realty Trust, Inc. — Class A REIT	31	472
City Office REIT, Inc.	68	469
Esquire Financial Holdings, Inc.	12	469
Amalgamated Financial Corp.	26	460
Macatawa Bank Corp.	45	460
Braemar Hotels & Resorts, Inc. REIT	119	459

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Granite Point Mortgage Trust, Inc. REIT	90	$446
Shore Bancshares, Inc.	31	443
First Bancorp, Inc.	17	440
Civista Bancshares, Inc.	26	439
Hippo Holdings, Inc.*	27	438
Blue Foundry Bancorp*	46	438
Summit Financial Group, Inc.	21	436
RBB Bancorp	28	434
John Marshall Bancorp, Inc.	20	432
Greenlight Capital Re Ltd. — Class A*	46	432
Home Bancorp, Inc.	13	429
First Business Financial Services, Inc.	14	427
Guaranty Bancshares, Inc.	15	418
Alerus Financial Corp.	26	417
BRT Apartments Corp. REIT	21	414
Sierra Bancorp	24	413
Donegal Group, Inc. — Class A	27	413
Bridgewater Bancshares, Inc.*	38	412
Douglas Elliman, Inc.	131	407
South Plains Financial, Inc.	19	407
Northeast Bank	12	404
eHealth, Inc.*	43	402
Southern First Bancshares, Inc.*	13	399
Skyward Specialty Insurance Group, Inc.*	18	394
Star Holdings*	22	386
Red River Bancshares, Inc.	8	385
Primis Financial Corp.	39	376
MVB Financial Corp.	18	371
Sculptor Capital Management, Inc.	43	370
Hersha Hospitality Trust — Class A REIT	55	370
BayCom Corp.	21	359
Orrstown Financial Services, Inc.	18	357
HBT Financial, Inc.	18	355
Third Coast Bancshares, Inc.*	22	346
Industrial Logistics Properties Trust REIT	112	344
Legacy Housing Corp.*	15	341
AFC Gamma, Inc. REIT	28	340
Regional Management Corp.	13	339
BCB Bancorp, Inc.	25	328
Silvercrest Asset Management Group, Inc. — Class A	18	327
Parke Bancorp, Inc.	18	320
Investors Title Co.	2	302
First Internet Bancorp	18	300
Blue Ridge Bankshares, Inc.	29	296
PCB Bancorp	20	290
Colony Bankcorp, Inc.	28	286
First Western Financial, Inc.*	14	277
FVCBankcorp, Inc.*	26	277
Unity Bancorp, Inc.	12	274
First Bank/Hamilton NJ	27	273
Greene County Bancorp, Inc.	12	272
Franklin Street Properties Corp. REIT	171	268
Capital Bancorp, Inc.	16	266
Applied Digital Corp.*	117	262
Luther Burbank Corp.	27	256
Bankwell Financial Group, Inc.	10	249
Trean Insurance Group, Inc.*	40	245
Crawford & Co. — Class A	27	226
Stratus Properties, Inc.	11	220
Nexpoint Real Estate Finance, Inc. REIT	14	219
Pioneer Bancorp, Inc.*	20	197
NI Holdings, Inc.*	15	195
Atlanticus Holdings Corp.*	7	190
Ashford Hospitality Trust, Inc. REIT*	59	189
Oportun Financial Corp.*	49	189
USCB Financial Holdings, Inc.*	19	188
First Guaranty Bancshares, Inc.	11	172
Consumer Portfolio Services, Inc.*	16	171
Provident Bancorp, Inc.	25	171
Sterling Bancorp, Inc.*	30	170
Angel Oak Mortgage, Inc. REIT	22	161
Velocity Financial, Inc.*	16	145
SWK Holdings Corp.*	7	125
Chicago Atlantic Real Estate Finance, Inc. REIT	9	122
Clipper Realty, Inc. REIT	21	121
Bluerock Homes Trust, Inc.*	6	119
Republic First Bancorp, Inc.*	85	116
Associated Capital Group, Inc. — Class A	3	111
Doma Holdings, Inc.*	238	97
Transcontinental Realty Investors, Inc.*	2	85
Finance of America Companies, Inc. — Class A*	67	83
American Realty Investors, Inc.*	3	79
Curo Group Holdings Corp.	38	66
Offerpad Solutions, Inc.*	119	63
Root, Inc. — Class A*	13	59
OppFi, Inc.*	24	49
Home Point Capital, Inc.	14	27
Sunlight Financial Holdings, Inc.*	42	13
Cryptyde, Inc.*	34	3
Total Financial		853,299

Industrial — 9.6%
EMCOR Group, Inc.	82	13,332
Saia, Inc.*	46	12,516
RBC Bearings, Inc.*	49	11,404
Evoqua Water Technologies Corp.*	205	10,193
Novanta, Inc.*	61	9,704
Atkore, Inc.*	68	9,553
Applied Industrial Technologies, Inc.	66	9,381
Chart Industries, Inc.*	74	9,280
Comfort Systems USA, Inc.	61	8,904
Exponent, Inc.	88	8,773
UFP Industries, Inc.	103	8,185
Simpson Manufacturing Company, Inc.	74	8,113
Watts Water Technologies, Inc. — Class A	47	7,911
Aerojet Rocketdyne Holdings, Inc.*	137	7,695
Fluor Corp.*	247	7,635
Fabrinet*	64	7,601
Franklin Electric Company, Inc.	80	7,528
AAON, Inc.	76	7,349

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Casella Waste Systems, Inc. — Class A*	87	$7,191
Mueller Industries, Inc.	97	7,127
GATX Corp.	61	6,711
Belden, Inc.	74	6,421
Advanced Energy Industries, Inc.	65	6,370
Bloom Energy Corp. — Class A*	313	6,238
Badger Meter, Inc.	51	6,213
EnerSys	71	6,168
O-I Glass, Inc.*	267	6,064
Sanmina Corp.*	99	6,038
John Bean Technologies Corp.	55	6,011
Summit Materials, Inc. — Class A*	208	5,926
Encore Wire Corp.	31	5,745
Hillenbrand, Inc.	120	5,704
Federal Signal Corp.	103	5,584
Terex Corp.	115	5,564
SPX Technologies, Inc.*	76	5,364
Arcosa, Inc.	84	5,301
Vishay Intertechnology, Inc.	225	5,089
Forward Air Corp.	47	5,065
Werner Enterprises, Inc.	110	5,004
Moog, Inc. — Class A	49	4,937
Albany International Corp. — Class A	54	4,825
Hub Group, Inc. — Class A*	56	4,701
Plexus Corp.*	48	4,683
Dycom Industries, Inc.*	50	4,682
Scorpio Tankers, Inc.	82	4,617
Zurn Elkay Water Solutions Corp.	216	4,614
Cactus, Inc. — Class A	108	4,453
Boise Cascade Co.	69	4,364
Itron, Inc.*	78	4,325
Energizer Holdings, Inc.	124	4,303
ESCO Technologies, Inc.	45	4,295
Brady Corp. — Class A	79	4,245
Kadant, Inc.	20	4,170
Materion Corp.	35	4,060
Frontdoor, Inc.*	144	4,015
AeroVironment, Inc.*	43	3,941
Kennametal, Inc.	141	3,889
ArcBest Corp.	42	3,882
Matson, Inc.	65	3,879
Golar LNG Ltd.*	175	3,780
Mueller Water Products, Inc. — Class A	271	3,778
EnPro Industries, Inc.	36	3,740
Helios Technologies, Inc.	57	3,728
International Seaways, Inc.	86	3,584
Frontline plc	216	3,577
Worthington Industries, Inc.	55	3,556
MYR Group, Inc.*	28	3,528
CSW Industrials, Inc.	25	3,473
Trinity Industries, Inc.	142	3,459
Masonite International Corp.*	38	3,449
Barnes Group, Inc.	85	3,424
Alamo Group, Inc.	17	3,131
Granite Construction, Inc.	76	3,122
AAR Corp.*	57	3,109
Kratos Defense & Security Solutions, Inc.*	215	2,898
Lindsay Corp.	19	2,871
OSI Systems, Inc.*	28	2,866
Enovix Corp.*	189	2,818
Greif, Inc. — Class A	43	2,725
CTS Corp.	55	2,720
Gibraltar Industries, Inc.*	55	2,668
Knowles Corp.*	156	2,652
Enerpac Tool Group Corp.	101	2,575
Standex International Corp.	21	2,571
DHT Holdings, Inc.	237	2,562
PGT Innovations, Inc.*	100	2,511
NV5 Global, Inc.*	24	2,495
Griffon Corp.	76	2,433
TTM Technologies, Inc.*	176	2,374
Primoris Services Corp.	94	2,318
Energy Recovery, Inc.*	96	2,213
Tennant Co.	32	2,193
Air Transport Services Group, Inc.*	102	2,125
Marten Transport Ltd.	101	2,116
Napco Security Technologies, Inc.*	55	2,067
TriMas Corp.	73	2,034
Mirion Technologies, Inc.*	238	2,033
Golden Ocean Group Ltd.	212	2,018
Modine Manufacturing Co.*	86	1,982
Hillman Solutions Corp.*	234	1,970
Sterling Infrastructure, Inc.*	51	1,932
NEXTracker, Inc. — Class A*	53	1,922
JELD-WEN Holding, Inc.*	150	1,899
SFL Corporation Ltd.	199	1,890
Construction Partners, Inc. — Class A*	70	1,886
Joby Aviation, Inc.*	434	1,884
CryoPort, Inc.*	77	1,848
Columbus McKinnon Corp.	49	1,821
Vicor Corp.*	38	1,784
Greenbrier Companies, Inc.	55	1,770
Sturm Ruger & Company, Inc.	30	1,723
Teekay Tankers Ltd. — Class A*	40	1,717
Apogee Enterprises, Inc.	39	1,687
Montrose Environmental Group, Inc.*	47	1,676
Astec Industries, Inc.	40	1,650
FLEX LNG Ltd.	49	1,645
GrafTech International Ltd.	337	1,638
Ichor Holdings Ltd.*	49	1,604
Proto Labs, Inc.*	48	1,591
Mesa Laboratories, Inc.	9	1,573
American Woodmark Corp.*	29	1,510
Rocket Lab USA, Inc.*	373	1,507
Benchmark Electronics, Inc.	61	1,445
Thermon Group Holdings, Inc.*	57	1,420
TimkenSteel Corp.*	77	1,412
Janus International Group, Inc.*	142	1,400
Myers Industries, Inc.	64	1,372
Chase Corp.	13	1,361
Nordic American Tankers Ltd.	343	1,358
LSB Industries, Inc.*	129	1,333

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Li-Cycle Holdings Corp.*	236	$1,329
Heartland Express, Inc.	81	1,289
PureCycle Technologies, Inc.*	184	1,288
Triumph Group, Inc.*	111	1,287
Ryerson Holding Corp.	34	1,237
GoPro, Inc. — Class A*	225	1,132
Kaman Corp.	49	1,120
Ducommun, Inc.*	20	1,094
Dorian LPG Ltd.	54	1,077
Ardmore Shipping Corp.	71	1,056
Eagle Bulk Shipping, Inc.	23	1,046
Manitowoc Company, Inc.*	61	1,042
CIRCOR International, Inc.*	33	1,027
Genco Shipping & Trading Ltd.	64	1,002
Gorman-Rupp Co.	40	1,000
Heritage-Crystal Clean, Inc.*	28	997
Kimball Electronics, Inc.*	41	988
Clearwater Paper Corp.*	29	969
Smith & Wesson Brands, Inc.	78	960
Hyster-Yale Materials Handling, Inc.	19	948
Harsco Corp.*	137	936
Argan, Inc.	23	931
Vishay Precision Group, Inc.*	22	919
Insteel Industries, Inc.	32	890
Allied Motion Technologies, Inc.	23	889
Olympic Steel, Inc.	17	888
Xometry, Inc. — Class A*	58	868
Costamare, Inc.	92	866
Stoneridge, Inc.*	46	860
Luxfer Holdings plc	47	794
FARO Technologies, Inc.*	32	787
nLight, Inc.*	77	784
MicroVision, Inc.*	288	769
Greif, Inc. — Class B	10	765
Teekay Corp.*	122	754
AerSale Corp.*	43	740
Powell Industries, Inc.	17	724
Cadre Holdings, Inc.	33	711
Archer Aviation, Inc. — Class A*	246	704
DXP Enterprises, Inc.*	26	700
IES Holdings, Inc.*	16	689
Omega Flex, Inc.	6	669
National Presto Industries, Inc.	9	649
Babcock & Wilcox Enterprises, Inc.*	105	636
Great Lakes Dredge & Dock Corp.*	113	614
Centrus Energy Corp. — Class A*	19	612
Pactiv Evergreen, Inc.	75	600
Astronics Corp.*	44	588
Blink Charging Co.*,1	67	580
Covenant Logistics Group, Inc. — Class A	16	567
Comtech Telecommunications Corp.	45	562
Daseke, Inc.*	70	541
SmartRent, Inc.*	210	536
Northwest Pipe Co.*	17	531
NuScale Power Corp.*	54	491
Safe Bulkers, Inc.	128	472
Park Aerospace Corp.	34	457
Evolv Technologies Holdings, Inc.*	146	455
Tutor Perini Corp.*	73	450
Radiant Logistics, Inc.*	66	433
Tredegar Corp.	47	429
Universal Logistics Holdings, Inc.	14	408
Eastman Kodak Co.*	99	406
Ranpak Holdings Corp.*	75	391
Atlas Technical Consultants, Inc.*	32	390
PAM Transportation Services, Inc.*	12	344
Sight Sciences, Inc.*	38	332
908 Devices, Inc.*	38	327
Pure Cycle Corp.*	34	321
Concrete Pumping Holdings, Inc.*	45	306
AMMO, Inc.*	152	299
Akoustis Technologies, Inc.*	90	277
Turtle Beach Corp.*	27	271
Charge Enterprises, Inc.*	225	247
Identiv, Inc.*	38	233
Latham Group, Inc.*	75	215
ESS Tech, Inc.*	140	195
Caesarstone Ltd.	39	161
Transphorm, Inc.*	39	156
Karat Packaging, Inc.	11	147
Hydrofarm Holdings Group, Inc.*	76	132
Berkshire Grey, Inc.*	86	119
Astra Space, Inc.*	263	112
Redwire Corp.*	33	100
View, Inc.*	194	97
NL Industries, Inc.	15	91
Sarcos Technology and Robotics Corp.*	163	77
Momentus, Inc.*	96	56
AEye, Inc.*	46	14
Fathom Digital Manufacturing C*	22	12
Total Industrial		597,303

Consumer, Cyclical — 8.0%
Crocs, Inc.*	106	13,445
Texas Roadhouse, Inc. — Class A	116	12,535
Light & Wonder, Inc. — Class A*	163	9,788
Wingstop, Inc.	52	9,546
Murphy USA, Inc.	35	9,032
Fox Factory Holding Corp.*	74	8,981
Academy Sports & Outdoors, Inc.	132	8,613
Asbury Automotive Group, Inc.*	38	7,980
Visteon Corp.*	48	7,528
Meritage Homes Corp.	63	7,356
Taylor Morrison Home Corp. — Class A*	182	6,963
Skyline Champion Corp.*	92	6,921
Adient plc*	166	6,799
Hilton Grand Vacations, Inc.*	149	6,620
FirstCash Holdings, Inc.	65	6,199
Signet Jewelers Ltd.	78	6,067
Foot Locker, Inc.	141	5,596
Group 1 Automotive, Inc.	24	5,434
Goodyear Tire & Rubber Co.*	488	5,378
KB Home	131	5,264

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Topgolf Callaway Brands Corp.*	243	$5,254
Beacon Roofing Supply, Inc.*	89	5,238
Steven Madden Ltd.	135	4,860
Cavco Industries, Inc.*	15	4,766
LCI Industries	43	4,725
Installed Building Products, Inc.	41	4,675
Kontoor Brands, Inc.	96	4,646
UniFirst Corp.	26	4,582
Resideo Technologies, Inc.*	250	4,570
International Game Technology plc	170	4,556
Tri Pointe Homes, Inc.*	174	4,406
Sonos, Inc.*	221	4,336
Cracker Barrel Old Country Store, Inc.	38	4,317
SeaWorld Entertainment, Inc.*	69	4,230
Papa John’s International, Inc.	56	4,196
GMS, Inc.*	72	4,168
LGI Homes, Inc.*	35	3,991
Dorman Products, Inc.*	46	3,968
Bloomin’ Brands, Inc.	154	3,950
Rush Enterprises, Inc. — Class A	72	3,931
Red Rock Resorts, Inc. — Class A	88	3,922
Boot Barn Holdings, Inc.*	51	3,909
MDC Holdings, Inc.	100	3,887
Shake Shack, Inc. — Class A*	65	3,607
American Eagle Outfitters, Inc.	268	3,602
Gentherm, Inc.*	57	3,444
Dana, Inc.	225	3,386
Nu Skin Enterprises, Inc. — Class A	85	3,341
Spirit Airlines, Inc.	190	3,262
PriceSmart, Inc.	45	3,217
Century Communities, Inc.	50	3,196
Jack in the Box, Inc.	36	3,153
ODP Corp.*	70	3,149
Veritiv Corp.	23	3,108
Urban Outfitters, Inc.*	110	3,049
Winnebago Industries, Inc.	52	3,000
Acushnet Holdings Corp.	58	2,955
Cheesecake Factory, Inc.	84	2,944
M/I Homes, Inc.*	46	2,902
Sally Beauty Holdings, Inc.*	186	2,898
Brinker International, Inc.*	75	2,850
Cinemark Holdings, Inc.*	189	2,795
Luminar Technologies, Inc.*,1	426	2,765
Oxford Industries, Inc.	26	2,745
Dave & Buster’s Entertainment, Inc.*	74	2,722
World Fuel Services Corp.	106	2,708
MillerKnoll, Inc.	132	2,699
Vista Outdoor, Inc.*	97	2,688
Methode Electronics, Inc.	61	2,677
Madison Square Garden Entertainment Corp.*	45	2,658
Patrick Industries, Inc.	38	2,615
Everi Holdings, Inc.*	152	2,607
XPEL, Inc.*	38	2,582
KAR Auction Services, Inc.*	188	2,572
National Vision Holdings, Inc.*	136	2,562
Allegiant Travel Co. — Class A*	27	2,483
H&E Equipment Services, Inc.	55	2,433
Abercrombie & Fitch Co. — Class A*	86	2,386
Wolverine World Wide, Inc.	134	2,285
Liberty Media Corporation-Liberty Braves — Class C*	66	2,223
Dillard’s, Inc. — Class A	7	2,154
La-Z-Boy, Inc.	74	2,152
Wabash National Corp.	85	2,090
Lions Gate Entertainment Corp. — Class B*	201	2,086
iRobot Corp.*	47	2,051
HNI Corp.	71	1,977
Malibu Boats, Inc. — Class A*	35	1,976
SkyWest, Inc.*	87	1,929
TravelCenters of America, Inc.*	22	1,903
Buckle, Inc.	53	1,892
Fisker, Inc.*,1	308	1,891
indie Semiconductor, Inc. — Class A*	176	1,857
Dine Brands Global, Inc.	26	1,759
Monarch Casino & Resort, Inc.	23	1,705
Virgin Galactic Holdings, Inc.*,1	420	1,701
Sonic Automotive, Inc. — Class A	31	1,685
Green Brick Partners, Inc.*	47	1,648
Winmark Corp.	5	1,602
IMAX Corp.*	81	1,554
Warby Parker, Inc. — Class A*	146	1,546
American Axle & Manufacturing Holdings, Inc.*	196	1,531
Golden Entertainment, Inc.*	35	1,523
Camping World Holdings, Inc. — Class A	68	1,419
Ermenegildo Zegna N.V.	104	1,419
MRC Global, Inc.*	145	1,409
OneSpaWorld Holdings Ltd.*	115	1,379
Shyft Group, Inc.	60	1,365
ScanSource, Inc.*	44	1,339
Franchise Group, Inc.	48	1,308
Hibbett, Inc.	22	1,298
Standard Motor Products, Inc.	35	1,292
Clean Energy Fuels Corp.*	295	1,286
Caleres, Inc.	59	1,276
Douglas Dynamics, Inc.	40	1,275
Steelcase, Inc. — Class A	150	1,263
Arko Corp.	145	1,231
Bally’s Corp.*	63	1,230
Sleep Number Corp.*	39	1,186
Sweetgreen, Inc. — Class A*	151	1,184
G-III Apparel Group Ltd.*	76	1,182
Portillo’s, Inc. — Class A*	55	1,175
RCI Hospitality Holdings, Inc.	15	1,173
Chico’s FAS, Inc.*	213	1,172
Sun Country Airlines Holdings, Inc.*	57	1,169
Life Time Group Holdings, Inc.*	73	1,165
BJ’s Restaurants, Inc.*	39	1,136
Lions Gate Entertainment Corp. — Class A*	102	1,129

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Chuy’s Holdings, Inc.*	31	$1,111
Sovos Brands, Inc.*	66	1,101
Denny’s Corp.*	97	1,083
A-Mark Precious Metals, Inc.	31	1,074
Vizio Holding Corp. — Class A*	117	1,074
Ethan Allen Interiors, Inc.	39	1,071
Titan Machinery, Inc.*	35	1,066
MarineMax, Inc.*	37	1,064
Xponential Fitness, Inc. — Class A*	35	1,064
Guess?, Inc.	54	1,051
BlueLinx Holdings, Inc.*	15	1,019
MasterCraft Boat Holdings, Inc.*	31	943
Titan International, Inc.*	89	933
EVgo, Inc.*,1	119	927
Ruth’s Hospitality Group, Inc.	55	903
PC Connection, Inc.	20	899
Children’s Place, Inc.*	22	886
Accel Entertainment, Inc.*	97	884
America’s Car-Mart, Inc.*	11	871
Bowlero Corp.*,1	51	864
Beazer Homes USA, Inc.*	52	826
Interface, Inc. — Class A	101	820
Hawaiian Holdings, Inc.*	89	815
VSE Corp.	18	808
Haverty Furniture Companies, Inc.	25	798
Xperi, Inc.*	72	787
Kimball International, Inc. — Class B	63	781
Genesco, Inc.*	21	774
Designer Brands, Inc. — Class A	88	769
Movado Group, Inc.	26	748
Shoe Carnival, Inc.	29	744
Lovesac Co.*	25	723
REV Group, Inc.	57	683
Solid Power, Inc.*	226	680
Nikola Corp.*,1	557	674
Marcus Corp.	42	672
Miller Industries, Inc.	19	671
Rush Enterprises, Inc. — Class B	11	659
Hudson Technologies, Inc.*	75	655
Aspen Aerogels, Inc.*	87	648
Frontier Group Holdings, Inc.*	64	630
Global Industrial Co.	23	617
Blue Bird Corp.*	30	613
Hovnanian Enterprises, Inc. — Class A*	9	611
Qurate Retail, Inc. — Class A*	609	602
Liberty Media Corporation-Liberty Braves — Class A*	17	588
Proterra, Inc.*	385	585
PetMed Express, Inc.	36	585
Build-A-Bear Workshop, Inc. — Class A	25	581
Sportsman’s Warehouse Holdings, Inc.*	67	568
Johnson Outdoors, Inc. — Class A	9	567
Lindblad Expeditions Holdings, Inc.*	58	554
Destination XL Group, Inc.*	100	551
Big Lots, Inc.	49	537
OneWater Marine, Inc. — Class A*	19	531
Funko, Inc. — Class A*	56	528
Kura Sushi USA, Inc. — Class A*	8	527
Zumiez, Inc.*	28	516
Forestar Group, Inc.*	31	482
Dream Finders Homes, Inc. — Class A*	36	477
Clarus Corp.	50	472
Bluegreen Vacations Holding Corp.	17	465
Hyliion Holdings Corp.*	230	455
First Watch Restaurant Group, Inc.*	26	418
Full House Resorts, Inc.*	57	412
Microvast Holdings, Inc.*	300	372
NEOGAMES S.A.*	24	365
TuSimple Holdings, Inc. — Class A*	243	357
Workhorse Group, Inc.*	264	351
Noodles & Co.*	72	349
El Pollo Loco Holdings, Inc.	36	345
Century Casinos, Inc.*	47	345
GrowGeneration Corp.*	100	342
Tilly’s, Inc. — Class A*	44	339
Rush Street Interactive, Inc.*	106	330
Canoo, Inc.*	491	321
Cato Corp. — Class A	36	318
ONE Group Hospitality, Inc.*	39	316
Snap One Holdings Corp.*	31	290
Big 5 Sporting Goods Corp.[1]	37	285
Weyco Group, Inc.	11	278
Rocky Brands, Inc.	12	277
Citi Trends, Inc.*	14	266
Fossil Group, Inc.*	82	262
ThredUp, Inc. — Class A*	102	258
Tile Shop Holdings, Inc.*	54	253
Purple Innovation, Inc.*	95	251
Sonder Holdings, Inc.*	327	248
Holley, Inc.*	89	244
Motorcar Parts of America, Inc.*	32	238
Reservoir Media, Inc.*	36	235
Mullen Automotive, Inc.*	1,756	231
Traeger, Inc.*	56	230
Universal Electronics, Inc.*	21	213
Rite Aid Corp.*	95	213
LL Flooring Holdings, Inc.*	54	205
Aeva Technologies, Inc.*	169	201
Container Store Group, Inc.*	57	196
Tupperware Brands Corp.*	77	193
Lordstown Motors Corp. — Class A*	289	192
Marine Products Corp.	14	185
Wheels Up Experience, Inc.*	276	175
Superior Group of Companies, Inc.	20	157
Cenntro Electric Group Ltd.*	320	148
Duluth Holdings, Inc. — Class B*	23	147
Conn’s, Inc.*	23	139
Landsea Homes Corp.*	22	133
Lifetime Brands, Inc.	22	129
Torrid Holdings, Inc.*	29	127
Vinco Ventures, Inc.*	393	126
Hyzon Motors, Inc.*,1	153	125

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
PLBY Group, Inc.*	54	$107
Aterian, Inc.*	114	98
Express, Inc.*	113	89
F45 Training Holdings, Inc.*	63	73
Bed Bath & Beyond, Inc.*,1	139	59
CompX International, Inc.	3	54
Xos, Inc.*	96	50
JOANN, Inc.[1]	19	30
Lightning eMotors, Inc.*	69	20
Cepton, Inc.*	17	8
Total Consumer, Cyclical		495,051

Technology — 6.8%
Silicon Laboratories, Inc.*	55	9,630
SPS Commerce, Inc.*	63	9,595
Rambus, Inc.*	186	9,534
Tenable Holdings, Inc.*	194	9,217
ExlService Holdings, Inc.*	56	9,063
Qualys, Inc.*	67	8,711
Super Micro Computer, Inc.*	81	8,631
Workiva, Inc.*	82	8,398
Power Integrations, Inc.	98	8,295
Maximus, Inc.	105	8,264
Insight Enterprises, Inc.*	54	7,720
Synaptics, Inc.*	69	7,669
Axcelis Technologies, Inc.*	57	7,595
Onto Innovation, Inc.*	86	7,558
Diodes, Inc.*	77	7,143
MACOM Technology Solutions Holdings, Inc.*	94	6,659
Altair Engineering, Inc. — Class A*	90	6,490
Box, Inc. — Class A*	242	6,483
Blackline, Inc.*	96	6,446
Duolingo, Inc.*	41	5,846
Envestnet, Inc.*	96	5,632
Blackbaud, Inc.*	81	5,613
ACI Worldwide, Inc.*	195	5,261
PagerDuty, Inc.*	147	5,142
Kulicke & Soffa Industries, Inc.	97	5,111
Impinj, Inc.*	37	5,014
MicroStrategy, Inc. — Class A*	17	4,969
Sprout Social, Inc. — Class A*	81	4,931
Ambarella, Inc.*	63	4,878
Varonis Systems, Inc.*	185	4,812
DigitalOcean Holdings, Inc.*	121	4,740
Rapid7, Inc.*	102	4,683
Amkor Technology, Inc.	178	4,632
Evolent Health, Inc. — Class A*	142	4,608
MaxLinear, Inc. — Class A*	126	4,437
CommVault Systems, Inc.*	77	4,369
Progress Software Corp.	74	4,251
FormFactor, Inc.*	133	4,236
Appfolio, Inc. — Class A*	34	4,232
Verra Mobility Corp.*	243	4,112
Verint Systems, Inc.*	110	4,096
SiTime Corp.*	28	3,983
Fastly, Inc. — Class A*	194	3,445
C3.ai, Inc. — Class A*,1	102	3,424
NetScout Systems, Inc.*	118	3,381
Cohu, Inc.*	83	3,186
Appian Corp. — Class A*	70	3,107
Xerox Holdings Corp.	198	3,049
CSG Systems International, Inc.	54	2,900
Clear Secure, Inc. — Class A	108	2,826
Agilysys, Inc.*	34	2,805
Phreesia, Inc.*	85	2,745
Asana, Inc. — Class A*	127	2,683
Semtech Corp.*	110	2,655
Parsons Corp.*	59	2,640
Ultra Clean Holdings, Inc.*	79	2,620
ACV Auctions, Inc. — Class A*	199	2,569
Apollo Medical Holdings, Inc.*	68	2,480
Schrodinger Incorporated/United States*	94	2,475
Veradigm, Inc.*	189	2,466
Privia Health Group, Inc.*	89	2,457
Everbridge, Inc.*	69	2,392
3D Systems Corp.*	221	2,369
Sumo Logic, Inc.*	196	2,348
PDF Solutions, Inc.*	52	2,205
Momentive Global, Inc.*	227	2,116
Model N, Inc.*	63	2,109
Zuora, Inc. — Class A*	210	2,075
Zeta Global Holdings Corp. — Class A*	189	2,047
E2open Parent Holdings, Inc.*	345	2,008
Digital Turbine, Inc.*	162	2,002
Digi International, Inc.*	59	1,987
AvidXchange Holdings, Inc.*	254	1,981
PROS Holdings, Inc.*	71	1,945
Avid Technology, Inc.*	60	1,919
Cerence, Inc.*	68	1,910
Yext, Inc.*	197	1,893
Veeco Instruments, Inc.*	88	1,859
Donnelley Financial Solutions, Inc.*	45	1,839
Photronics, Inc.*	104	1,724
NextGen Healthcare, Inc.*	98	1,706
Adeia, Inc.	180	1,595
PowerSchool Holdings, Inc. — Class A*	79	1,566
ForgeRock, Inc. — Class A*	76	1,566
PAR Technology Corp.*	46	1,562
N-able, Inc.*	118	1,558
Outset Medical, Inc.*	84	1,546
SMART Global Holdings, Inc.*	85	1,465
IonQ, Inc.*	206	1,267
TTEC Holdings, Inc.	34	1,266
Olo, Inc. — Class A*	155	1,265
OneSpan, Inc.*	72	1,260
Amplitude, Inc. — Class A*	98	1,219
CEVA, Inc.*	40	1,217
Corsair Gaming, Inc.*	66	1,211
Sapiens International Corporation N.V.	55	1,195
Simulations Plus, Inc.	27	1,186
EngageSmart, Inc.*	61	1,174
Pitney Bowes, Inc.	300	1,167

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Consensus Cloud Solutions, Inc.*	33	$1,125
Intapp, Inc.*	25	1,121
Health Catalyst, Inc.*	95	1,109
Alignment Healthcare, Inc.*	171	1,088
Desktop Metal, Inc. — Class A*	458	1,053
Matterport, Inc.*	382	1,043
Alpha & Omega Semiconductor Ltd.*	38	1,024
PubMatic, Inc. — Class A*	74	1,023
Conduent, Inc.*	294	1,008
BigCommerce Holdings, Inc.*	112	1,001
ACM Research, Inc. — Class A*	84	983
Grid Dynamics Holdings, Inc.*	85	974
Vimeo, Inc.*	248	950
Integral Ad Science Holding Corp.*	66	942
AvePoint, Inc.*	224	923
8x8, Inc.*	194	809
Instructure Holdings, Inc.*	31	803
Alkami Technology, Inc.*	62	785
Computer Programs and Systems, Inc.*	25	755
Domo, Inc. — Class B*	53	752
Sharecare, Inc.*	509	723
SolarWinds Corp.*	84	722
Mitek Systems, Inc.*	75	719
American Software, Inc. — Class A	55	694
MeridianLink, Inc.*	40	692
Cvent Holding Corp.*	78	652
Ebix, Inc.	48	633
ON24, Inc.*	72	631
Bandwidth, Inc. — Class A*	40	608
Cantaloupe, Inc.*	101	576
Daily Journal Corp.*	2	570
LivePerson, Inc.*	122	538
Inspired Entertainment, Inc.*	42	537
Playstudios, Inc.*	138	509
Enfusion, Inc. — Class A*	45	472
Digimarc Corp.*	24	472
EverCommerce, Inc.*	43	455
Unisys Corp.*	116	450
Nutex Health, Inc.*	436	440
Ouster, Inc.*	521	436
Vuzix Corp.*	103	426
HireRight Holdings Corp.*	37	393
IBEX Holdings Ltd.*	16	390
Rimini Street, Inc.*	84	346
Skillz, Inc.*	543	322
Blend Labs, Inc. — Class A*	321	320
Brightcove, Inc.*	71	316
Veritone, Inc.*	54	315
Faraday Future Intelligent Electric, Inc.*	878	311
Red Violet, Inc.*	17	299
Skillsoft Corp.*	141	282
AXT, Inc.*	70	279
eGain Corp.*	36	273
Weave Communications, Inc.*	54	268
Outbrain, Inc.*	63	260
CS Disco, Inc.*	39	259
Telos Corp.*	93	235
Atomera, Inc.*	36	229
Velo3D, Inc.*	98	222
SkyWater Technology, Inc.*	19	216
Upland Software, Inc.*	50	215
NextNav, Inc.*	105	213
Porch Group, Inc.*	140	200
Cardlytics, Inc.*	56	190
Rackspace Technology, Inc.*	100	188
Markforged Holding Corp.*	191	183
Diebold Nixdorf, Inc.*	128	154
SecureWorks Corp. — Class A*	17	146
Arteris, Inc.*	30	127
LiveVox Holdings, Inc.*	39	121
Latch, Inc.*	151	115
Viant Technology, Inc. — Class A*	25	109
WM Technology, Inc.*	128	109
Rigetti Computing, Inc.*	58	42
IronNet, Inc.*	112	39
Pear Therapeutics, Inc.*	118	30
Kaleyra, Inc.*	17	28
Cerberus Cyber Sentinel Corp.*	79	27
Total Technology		420,318

Energy — 4.1%
Chord Energy Corp.	72	9,691
Murphy Oil Corp.	256	9,467
ChampionX Corp.	348	9,441
Matador Resources Co.	196	9,339
PBF Energy, Inc. — Class A	205	8,889
Civitas Resources, Inc.	128	8,747
Denbury, Inc.*	87	7,624
Weatherford International plc*	123	7,300
Valaris Ltd.*	106	6,896
Magnolia Oil & Gas Corp. — Class A	303	6,630
Shoals Technologies Group, Inc. — Class A*	282	6,427
Helmerich & Payne, Inc.	179	6,399
SM Energy Co.	210	5,914
Kosmos Energy Ltd.*	783	5,825
Noble Corporation plc*	147	5,802
Array Technologies, Inc.*	262	5,733
Peabody Energy Corp.*	204	5,222
California Resources Corp.	128	4,928
CNX Resources Corp.*	291	4,662
Patterson-UTI Energy, Inc.	372	4,352
Permian Resources Corp.	408	4,284
Equitrans Midstream Corp.	715	4,133
Alpha Metallurgical Resources, Inc.	26	4,056
Tidewater, Inc.*	81	3,571
Northern Oil and Gas, Inc.	116	3,521
CONSOL Energy, Inc.	60	3,496
Arch Resources, Inc.	26	3,418
Warrior Met Coal, Inc.	89	3,267
Oceaneering International, Inc.*	174	3,068
Liberty Energy, Inc. — Class A	233	2,985
Callon Petroleum Co.*	85	2,842

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Green Plains, Inc.*	91	$2,820
Delek US Holdings, Inc.	122	2,800
Sitio Royalties Corp. — Class A	122	2,757
Expro Group Holdings N.V.*	150	2,754
Sunnova Energy International, Inc.*	173	2,702
Borr Drilling Ltd.*	337	2,554
Par Pacific Holdings, Inc.*	85	2,482
NexTier Oilfield Solutions, Inc.*	305	2,425
Archrock, Inc.	235	2,296
NOW, Inc.*	192	2,141
Diamond Offshore Drilling, Inc.*	175	2,107
FuelCell Energy, Inc.*,1	708	2,018
SunPower Corp. — Class A*	142	1,965
Nabors Industries Ltd.*	16	1,951
Helix Energy Solutions Group, Inc.*	249	1,927
Comstock Resources, Inc.	159	1,716
Dril-Quip, Inc.*	59	1,693
Talos Energy, Inc.*	114	1,692
CVR Energy, Inc.	51	1,672
US Silica Holdings, Inc.*	128	1,528
Gulfport Energy Corp.*	19	1,520
Ranger Oil Corp. — Class A	35	1,429
Stem, Inc.*,1	250	1,418
Vital Energy, Inc.*	29	1,321
SunCoke Energy, Inc.	145	1,302
Fluence Energy, Inc.*	62	1,256
ProPetro Holding Corp.*	152	1,093
Tellurian, Inc.*	885	1,089
Berry Corp.	132	1,036
Earthstone Energy, Inc. — Class A*	78	1,015
RPC, Inc.	129	992
Kinetik Holdings, Inc. — Class A	31	970
Bristow Group, Inc.*	43	963
Vertex Energy, Inc.*	95	939
Oil States International, Inc.*	109	908
Montauk Renewables, Inc.*	112	881
Select Energy Services, Inc. — Class A	124	863
VAALCO Energy, Inc.	184	833
W&T Offshore, Inc.*	164	833
TPI Composites, Inc.*	63	822
SandRidge Energy, Inc.*	55	793
REX American Resources Corp.*	27	772
Excelerate Energy, Inc. — Class A	32	709
DMC Global, Inc.*	32	703
Riley Exploration Permian, Inc.	18	685
Crescent Energy Co. — Class A	58	656
Newpark Resources, Inc.*	149	574
TETRA Technologies, Inc.*	216	572
Gevo, Inc.*	342	527
ProFrac Holding Corp. — Class A*	41	519
Solaris Oilfield Infrastructure, Inc. — Class A	55	470
SilverBow Resources, Inc.*	20	457
Amplify Energy Corp.*	62	426
Eneti, Inc.	41	383
National Energy Services Reunited Corp.*	67	352
Cleanspark, Inc.*	126	350
Ramaco Resources, Inc.	39	344
FutureFuel Corp.	45	332
Aris Water Solution, Inc. — Class A	38	296
NACCO Industries, Inc. — Class A	8	289
Ring Energy, Inc.*	149	283
NextDecade Corp.*	56	278
HighPeak Energy, Inc.	12	276
Energy Vault Holdings, Inc.*	110	235
Alto Ingredients, Inc.*	126	189
Empire Petroleum Corp.*	15	186
Aemetis, Inc.*	51	118
Heliogen, Inc.*	157	38
Battalion Oil Corp.*	4	26
Total Energy		255,250

Communications — 2.6%
Iridium Communications, Inc.	217	13,439
TEGNA, Inc.	388	6,561
Maxar Technologies, Inc.	127	6,485
Ziff Davis, Inc.*	79	6,166
Calix, Inc.*	100	5,359
Cogent Communications Holdings, Inc.	74	4,715
Viavi Solutions, Inc.*	395	4,278
Perficient, Inc.*	59	4,259
Extreme Networks, Inc.*	219	4,187
InterDigital, Inc.	51	3,718
Yelp, Inc. — Class A*	119	3,653
Marqeta, Inc. — Class A*	753	3,441
Bumble, Inc. — Class A*	174	3,402
Cargurus, Inc.*	176	3,288
DigitalBridge Group, Inc.	274	3,285
Shutterstock, Inc.	42	3,049
Infinera Corp.*	329	2,553
Q2 Holdings, Inc.*	97	2,388
Upwork, Inc.*	207	2,343
Harmonic, Inc.*	160	2,334
CommScope Holding Company, Inc.*	355	2,261
ePlus, Inc.*	46	2,256
Cars.com, Inc.*	115	2,219
ADTRAN Holdings, Inc.	133	2,109
Magnite, Inc.*	227	2,102
Liberty Latin America Ltd. — Class C*	254	2,098
Hims & Hers Health, Inc.*	211	2,093
Revolve Group, Inc.*	71	1,867
Telephone & Data Systems, Inc.	175	1,839
A10 Networks, Inc.	114	1,766
Scholastic Corp.	51	1,745
TechTarget, Inc.*	48	1,734
Squarespace, Inc. — Class A*	54	1,716
Shenandoah Telecommunications Co.	84	1,598
Credo Technology Group Holding Ltd.*	167	1,573
Overstock.com, Inc.*	74	1,500
QuinStreet, Inc.*	90	1,428
Globalstar, Inc.*	1,189	1,379
Figs, Inc. — Class A*	221	1,368
Planet Labs PBC*	337	1,324

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Open Lending Corp. — Class A*	184	$1,295
Gogo, Inc.*	86	1,247
Gray Television, Inc.	142	1,238
Sinclair Broadcast Group, Inc. — Class A	69	1,184
Eventbrite, Inc. — Class A*	134	1,150
HealthStream, Inc.	42	1,138
EchoStar Corp. — Class A*	58	1,061
Anterix, Inc.*	32	1,057
Thryv Holdings, Inc.*	44	1,015
Stagwell, Inc.*	136	1,009
WideOpenWest, Inc.*	93	989
EW Scripps Co. — Class A*	102	960
Clearfield, Inc.*	20	932
NETGEAR, Inc.*	50	926
AMC Networks, Inc. — Class A*	52	914
Boston Omaha Corp. — Class A*	38	899
IDT Corp. — Class B*	25	852
iHeartMedia, Inc. — Class A*	209	815
ATN International, Inc.	19	778
Clear Channel Outdoor Holdings, Inc.*	637	764
Rover Group, Inc.*	161	729
Stitch Fix, Inc. — Class A*	141	721
Aviat Networks, Inc.*	19	655
Couchbase, Inc.*	46	647
MediaAlpha, Inc. — Class A*	42	629
Entravision Communications Corp. — Class A	103	623
Liquidity Services, Inc.*	46	606
Liberty Latin America Ltd. — Class A*	71	590
United States Cellular Corp.*	26	539
1-800-Flowers.com, Inc. — Class A*	46	529
Quotient Technology, Inc.*	157	515
Preformed Line Products Co.	4	512
Ooma, Inc.*	40	500
CarParts.com, Inc.*	90	481
EverQuote, Inc. — Class A*	34	473
Gannett Company, Inc.*	250	467
OptimizeRx Corp.*	31	454
ContextLogic, Inc. — Class A*	1,001	446
Ribbon Communications, Inc.*	125	428
Nerdy, Inc.*	94	393
fuboTV, Inc.*	309	374
Cambium Networks Corp.*	20	354
Vivid Seats, Inc. — Class A*,1	44	336
Blade Air Mobility, Inc.*	98	331
Tucows, Inc. — Class A*	17	331
Consolidated Communications Holdings, Inc.*	128	330
BARK, Inc.*	206	299
DHI Group, Inc.*	75	291
Solo Brands, Inc. — Class A*	38	273
Lands’ End, Inc.*	27	262
DZS, Inc.*	30	237
Advantage Solutions, Inc.*	144	228
Allbirds, Inc. — Class A*	167	200
Edgio, Inc.*	238	188
RealReal, Inc.*	149	188
Innovid Corp.*	132	186
Vacasa, Inc. — Class A*	193	186
1stdibs.com, Inc.*	41	163
Groupon, Inc.*	38	160
Gambling.com Group Ltd.*	16	159
Urban One, Inc.*	26	143
Focus Universal, Inc.*,1	47	116
Cumulus Media, Inc. — Class A*	30	111
RumbleON, Inc. — Class B*	18	109
Urban One, Inc.*	14	106
Value Line, Inc.	2	97
Inseego Corp.*	149	87
Arena Group Holdings, Inc.*	20	85
Casa Systems, Inc.*	62	79
Terran Orbital Corp.*,1	41	75
KORE Group Holdings, Inc.*	61	74
Ondas Holdings, Inc.*	61	66
AdTheorent Holding Company, Inc.*	34	58
Lulu’s Fashion Lounge Holdings, Inc.*	13	31
Audacy, Inc.*	208	28
Inspirato, Inc.*	22	21
Cyxtera Technologies, Inc.*	64	20
aka Brands Holding Corp.*	19	10
Total Communications		162,430

Basic Materials — 2.4%
Commercial Metals Co.	203	9,927
ATI, Inc.*	215	8,484
Cabot Corp.	97	7,434
Balchem Corp.	55	6,956
Avient Corp.	157	6,462
HB Fuller Co.	92	6,297
Livent Corp.*	282	6,125
Hecla Mining Co.	957	6,058
Sensient Technologies Corp.	73	5,589
Rogers Corp.*	32	5,230
Ingevity Corp.*	66	4,720
Arconic Corp.*	177	4,643
Quaker Chemical Corp.	23	4,553
Innospec, Inc.	43	4,415
Stepan Co.	37	3,812
Carpenter Technology Corp.	83	3,715
Minerals Technologies, Inc.	56	3,384
Constellium SE*	218	3,331
Tronox Holdings plc — Class A	203	2,919
Orion Engineered Carbons S.A.	107	2,792
Sylvamo Corp.	59	2,729
Novagold Resources, Inc.*	415	2,581
Compass Minerals International, Inc.	61	2,092
Mativ Holdings, Inc.	94	2,018
Kaiser Aluminum Corp.	27	2,015
Coeur Mining, Inc.*	483	1,927
AdvanSix, Inc.	48	1,837
Piedmont Lithium, Inc.*	30	1,801
AZZ, Inc.	43	1,773
Uranium Energy Corp.*	614	1,768

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Perimeter Solutions S.A.*	204	$1,648
Ecovyst, Inc.*	146	1,613
Energy Fuels, Inc.*	271	1,512
Hawkins, Inc.	34	1,489
Schnitzer Steel Industries, Inc. — Class A	45	1,399
Koppers Holdings, Inc.	37	1,294
Trinseo plc	60	1,251
Diversey Holdings Ltd.*	137	1,108
American Vanguard Corp.	49	1,072
Haynes International, Inc.	21	1,052
Lightwave Logic, Inc.*	194	1,015
Ivanhoe Electric Incorporated / US*	80	972
Century Aluminum Co.*	91	910
Origin Materials, Inc.*	183	781
Rayonier Advanced Materials, Inc.*	107	671
United States Lime & Minerals, Inc.	4	611
Intrepid Potash, Inc.*	21	580
Danimer Scientific, Inc.*	157	542
Amyris, Inc.*	342	465
Codexis, Inc.*	106	439
Ur-Energy, Inc.*	364	386
Kronos Worldwide, Inc.	38	350
Dakota Gold Corp.*	89	322
5E Advanced Materials, Inc.*	57	309
Glatfelter Corp.	76	243
PolyMet Mining Corp.*	97	209
Unifi, Inc.*	25	204
Hycroft Mining Holding Corp.*	262	113
Valhi, Inc.	4	70
Terawulf, Inc.*	37	35
Total Basic Materials		150,052

Utilities — 2.1%
New Jersey Resources Corp.	168	8,938
Brookfield Infrastructure Corp. — Class A	170	7,830
Ormat Technologies, Inc.	91	7,714
Portland General Electric Co.	155	7,578
ONE Gas, Inc.	93	7,368
PNM Resources, Inc.	149	7,253
Southwest Gas Holdings, Inc.	116	7,244
Black Hills Corp.	112	7,067
ALLETE, Inc.	100	6,437
Spire, Inc.	88	6,172
NorthWestern Corp.	101	5,844
American States Water Co.	64	5,689
California Water Service Group	94	5,471
Avista Corp.	126	5,349
Otter Tail Corp.	72	5,204
MGE Energy, Inc.	63	4,893
Clearway Energy, Inc. — Class C	142	4,449
Chesapeake Utilities Corp.	30	3,840
SJW Group	47	3,578
Northwest Natural Holding Co.	60	2,854
Ameresco, Inc. — Class A*	55	2,707
Middlesex Water Co.	30	2,344
Clearway Energy, Inc. — Class A	60	1,802
Unitil Corp.	27	1,540
York Water Co.	25	1,118
Altus Power, Inc.*,1	159	871
Artesian Resources Corp. — Class A	15	830
Global Water Resources, Inc.	24	298
FTC Solar, Inc.*	73	164
Via Renewables, Inc.	4	77
Total Utilities		132,523

Government — 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	48	834

Total Common Stocks
(Cost $4,421,023)		4,006,870

WARRANTS† - 0.0%
Triumph Group, Inc.*
Expiring 12/19/23	—	—
Total Warrants
(Cost $1)		—

RIGHTS† - 0.0%
Basic Materials — 0.0%
PolyMet Mining Corp.*
Expires 05/04/23	52	—

Consumer, Non-cyclical — 0.0%
Tobira Therapeutics, Inc.*,†††	14	—
Total Rights
(Cost $10)		—

MUTUAL FUNDS† - 22.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	76,553	743,330
Guggenheim Strategy Fund II2	25,618	620,207
Total Mutual Funds
(Cost $1,387,675)		1,363,537

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 6.5%
U.S. Treasury Bills
4.21% due 05/02/23[3,4]	$300,000	$298,891
3.36% due 04/11/23[4,5]	107,000	106,891
Total U.S. Treasury Bills
(Cost $405,806)		405,782

REPURCHASE AGREEMENTS††,6 - 5.2%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[3]	179,671	179,671
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[3]	70,985	70,985
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[3]	70,985	70,985
Total Repurchase Agreements
(Cost $321,641)		321,641

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X, 4.65%[8]	20,650	20,650
Total Securities Lending Collateral
(Cost $20,650)		20,650

Total Investments — 98.6%
(Cost $6,556,806)		6,118,480
Other Assets & Liabilities, net — 1.4%		83,848
Total Net Assets — 100.0%		$6,202,328

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	17	Jun 2023	$1,541,390	$22,839

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	4.82% (SOFR)	At Maturity	06/27/23	910	$1,641,057	$44,440
BNP Paribas	Russell 2000 Index	Pay	5.03% (Federal Funds Rate + 0.20%)	At Maturity	06/28/23	784	1,413,764	39,101
Goldman Sachs International	Russell 2000 Index	Pay	4.93% (Federal Funds Rate + 0.10%)	At Maturity	06/28/23	385	693,266	17,252
							$3,748,087	$100,793

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,006,870		$—	*	$—		$4,006,870
Warrants	—	*	—		—		—
Rights	—	*	—		—	*	—
Mutual Funds	1,363,537		—		—		1,363,537
U.S. Treasury Bills	—		405,782		—		405,782
Repurchase Agreements	—		321,641		—		321,641
Securities Lending Collateral	20,650		—		—		20,650
Equity Futures Contracts**	22,839		—		—		22,839
Equity Index Swap Agreements**	—		100,793		—		100,793
Total Assets	$5,413,896		$828,216		$—		$6,242,112

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$905,308	$—	$(275,000)	$(6,008)	$(4,093)	$620,207	25,618	$23,568
Guggenheim Ultra Short Duration Fund — Institutional Class	899,762	—	(150,000)	(3,071)	(3,361)	743,330	76,553	24,060
	$1,805,070	$—	$(425,000)	$(9,079)	$(7,454)	$1,363,537		$47,628

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $20,748 of securities loaned (cost $4,847,490)	$4,433,302
Investments in affiliated issuers, at value (cost $1,387,675)	1,363,537
Repurchase agreements, at value (cost $321,641)	321,641
Cash	531
Unrealized appreciation on OTC swap agreements	100,793
Receivables:
Variation margin on futures contracts	28,305
Dividends	9,975
Fund shares sold	2,135
Swap settlement	647
Investment Adviser	275
Securities lending income	168
Interest	43
Total assets	6,261,352

Liabilities:
Payable for:
Fund shares redeemed	20,917
Return of securities lending collateral	20,650
Licensing fees	5,067
Management fees	4,622
Transfer agent fees	1,753
Distribution and service fees	1,342
Trustees’ fees*	93
Miscellaneous	4,580
Total liabilities	59,024
Net assets	$6,202,328

Net assets consist of:
Paid in capital	$9,944,060
Total distributable earnings (loss)	(3,741,732)
Net assets	$6,202,328

A-Class:
Net assets	$878,776
Capital shares outstanding	19,809
Net asset value per share	$44.36
Maximum offering price per share (Net asset value divided by 95.25%)	$46.57

C-Class:
Net assets	$23,224
Capital shares outstanding	720
Net asset value per share	$32.26

H-Class:
Net assets	$5,300,328
Capital shares outstanding	120,255
Net asset value per share	$44.08

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $106)	$71,236
Dividends from securities of affiliated issuers	47,628
Interest	43,363
Income from securities lending, net	2,812
Total investment income	165,039

Expenses:
Management fees	69,136
Distribution and service fees:
A-Class	2,508
C-Class	247
H-Class	16,635
Transfer agent fees	17,166
Portfolio accounting and administration fees	10,630
Professional fees	3,933
Trustees’ fees*	1,394
Custodian fees	1,308
Interest expense	150
Line of credit fees	12
Miscellaneous	11,238
Total expenses	134,357
Less:
Expenses reimbursed by Adviser	(2,489)
Expenses waived by Adviser	(1,890)
Total waived/reimbursed expenses	(4,379)
Net expenses	129,978
Net investment income	35,061

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(343,028)
Investments in affiliated issuers	(9,079)
Swap agreements	(1,026,629)
Futures contracts	(234,149)
Net realized loss	(1,612,885)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(524,440)
Investments in affiliated issuers	(7,454)
Swap agreements	(74,527)
Futures contracts	(41,867)
Net change in unrealized appreciation (depreciation)	(648,288)
Net realized and unrealized loss	(2,261,173)
Net decrease in net assets resulting from operations	$(2,226,112)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$35,061	$(127,445)
Net realized loss on investments	(1,612,885)	(1,852,892)
Net change in unrealized appreciation (depreciation) on investments	(648,288)	379,162
Net decrease in net assets resulting from operations	(2,226,112)	(1,601,175)

Distributions to shareholders:
A-Class	—	(553,693)
C-Class	—	(31,348)
H-Class	—	(3,371,767)
Total distributions to shareholders	—	(3,956,808)

Capital share transactions:
Proceeds from sale of shares
A-Class	77,416	115,319
C-Class	10,638	55,620
H-Class	3,226,589	19,064,386
Distributions reinvested
A-Class	—	530,048
C-Class	—	22,970
H-Class	—	3,360,182
Cost of shares redeemed
A-Class	(186,855)	(385,781)
C-Class	(14,659)	(77,930)
H-Class	(4,670,676)	(18,446,500)
Net increase (decrease) from capital share transactions	(1,557,547)	4,238,314
Net decrease in net assets	(3,783,659)	(1,319,669)

Net assets:
Beginning of year	9,985,987	11,305,656
End of year	$6,202,328	$9,985,987

Capital share activity:
Shares sold
A-Class	1,603	1,197
C-Class	331	859
H-Class	67,658	218,200
Shares issued from reinvestment of distributions
A-Class	—	8,359
C-Class	—	494
H-Class	—	53,336
Shares redeemed
A-Class	(4,203)	(4,423)
C-Class	(455)	(1,391)
H-Class	(101,899)	(211,098)
Net increase (decrease) in shares	(36,965)	65,533

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$56.57	$101.22	$39.16	$63.62	$64.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	(1.02)	(.94)	.32	.34
Net gain (loss) on investments (realized and unrealized)	(12.43)	(7.02)	63.25	(24.78)	(1.21)[e]
Total from investment operations	(12.21)	(8.04)	62.31	(24.46)	(.87)
Less distributions from:
Net investment income	—	—	(.25)	—	—
Net realized gains	—	(36.61)	—	—	—
Total distributions	—	(36.61)	(.25)	—	—
Net asset value, end of period	$44.36	$56.57	$101.22	$39.16	$63.62

Total Return[b]	(21.58%)	(11.85%)	159.26%	(38.45%)	(1.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879	$1,268	$1,749	$948	$2,064
Ratios to average net assets:
Net investment income (loss)	0.48%	(1.18%)	(1.40%)	0.50%	0.52%
Total expenses[c]	1.75%	1.71%	1.79%	1.82%	1.80%
Net expenses[d]	1.69%	1.68%	1.77%	1.76%	1.78%
Portfolio turnover rate	9%	62%	—	93%	258%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$41.41	$84.58	$32.98	$54.00	$55.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(1.28)	(1.27)	(.12)	(.30)
Net gain (loss) on investments (realized and unrealized)	(9.06)	(5.28)	53.12	(20.90)	(.84)[e]
Total from investment operations	(9.15)	(6.56)	51.85	(21.02)	(1.14)
Less distributions from:
Net investment income	—	—	(.25)	—	—
Net realized gains	—	(36.61)	—	—	—
Total distributions	—	(36.61)	(.25)	—	—
Net asset value, end of period	$32.26	$41.41	$84.58	$32.98	$54.00

Total Return[b]	(22.10%)	(12.52%)	157.38%	(38.93%)	(2.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23	$35	$75	$22	$78
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(1.93%)	(2.16%)	(0.22%)	(0.50%)
Total expenses[c]	2.50%	2.46%	2.52%	2.57%	2.54%
Net expenses[d]	2.44%	2.43%	2.50%	2.51%	2.53%
Portfolio turnover rate	9%	62%	—	93%	258%

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$56.20	$100.81	$39.00	$63.37	$64.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.98)	(.98)	.09	.29
Net gain (loss) on investments (realized and unrealized)	(12.33)	(7.02)	63.04	(24.46)	(1.14)[e]
Total from investment operations	(12.12)	(8.00)	62.06	(24.37)	(.85)
Less distributions from:
Net investment income	—	—	(.25)	—	—
Net realized gains	—	(36.61)	—	—	—
Total distributions	—	(36.61)	(.25)	—	—
Net asset value, end of period	$44.08	$56.20	$100.81	$39.00	$63.37

Total Return	(21.57%)	(11.86%)	159.27%	(38.46%)	(1.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,300	$8,683	$9,482	$3,347	$6,676
Ratios to average net assets:
Net investment income (loss)	0.46%	(1.17%)	(1.42%)	0.14%	0.46%
Total expenses[c]	1.75%	1.71%	1.78%	1.84%	1.81%
Net expenses[d]	1.69%	1.68%	1.76%	1.80%	1.80%
Portfolio turnover rate	9%	62%	—	93%	258%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the Reporting Period, Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index. Russell 2000® Fund H-Class returned -12.98%, while the Russell 2000 Index returned -11.61% over the same time period.

The sectors contributing the most to the return of the underlying index were Consumer Staples and Communication Services. The sectors detracting the most were Financials, Health Care, and Real Estate.

The holdings contributing the most to the return of the underlying index were Crocs, Inc., Iridium Communications, Inc., and Super Micro Computer, Inc. The holdings detracting the most were AMC Entertainment Holdings, Inc. - Class A, Avis Budget Group, Inc., and Silvergate Capital Corp. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings	(% of Total Net Assets)
Vanguard Russell 2000 ETF	5.4%
iShares Russell 2000 Index ETF	5.4%
Shockwave Medical, Inc.	0.3%
Iridium Communications, Inc.	0.3%
EMCOR Group, Inc.	0.3%
Crocs, Inc.	0.3%
Texas Roadhouse, Inc. — Class A	0.3%
Saia, Inc.	0.3%
Inspire Medical Systems, Inc.	0.2%
RBC Bearings, Inc.	0.2%
Top Ten Total	13.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

114 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(12.99%)	2.99%	6.23%
A-Class Shares with sales charge‡	(17.13%)	1.99%	5.71%
C-Class Shares	(13.62%)	2.21%	5.42%
C-Class Shares with CDSC§	(14.48%)	2.21%	5.42%
H-Class Shares	(12.98%)	3.00%	6.21%
Russell 2000 Index	(11.61%)	4.71%	9.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
COMMON STOCKS† - 81.1%

Consumer, Non-cyclical — 19.0%
Shockwave Medical, Inc.*	264	$57,243
Inspire Medical Systems, Inc.*	211	49,389
Apellis Pharmaceuticals, Inc.*	692	45,644
Karuna Therapeutics, Inc.*	240	43,594
Lantheus Holdings, Inc.*	504	41,610
Option Care Health, Inc.*	1,235	39,236
Celsius Holdings, Inc.*	410	38,105
Ensign Group, Inc.	398	38,025
Halozyme Therapeutics, Inc.*	982	37,503
Intra-Cellular Therapies, Inc.*	676	36,605
HealthEquity, Inc.*	613	35,989
Medpace Holdings, Inc.*	187	35,165
API Group Corp.*	1,527	34,327
Alkermes plc*	1,203	33,913
BellRing Brands, Inc.*	987	33,558
Insperity, Inc.	264	32,089
Haemonetics Corp.*	370	30,618
Merit Medical Systems, Inc.*	413	30,541
ASGN, Inc.*	363	30,009
elf Beauty, Inc.*	362	29,811
Neogen Corp.*	1,603	29,688
Lancaster Colony Corp.	144	29,215
Prometheus Biosciences, Inc.*	257	27,581
iRhythm Technologies, Inc.*	222	27,535
Sprouts Farmers Market, Inc.*	783	27,428
Triton International Ltd.	431	27,248
AMN Healthcare Services, Inc.*	321	26,630
Alight, Inc. — Class A*	2,842	26,175
Simply Good Foods Co.*	656	26,089
PTC Therapeutics, Inc.*	520	25,189
Hostess Brands, Inc.*	986	24,532
IVERIC bio, Inc.*	1,008	24,525
Prestige Consumer Healthcare, Inc.*	368	23,048
STAAR Surgical Co.*	357	22,830
Intellia Therapeutics, Inc.*	612	22,809
Madrigal Pharmaceuticals, Inc.*	94	22,772
Amicus Therapeutics, Inc.*	2,042	22,646
TriNet Group, Inc.*	279	22,490
Brink’s Co.	335	22,378
CONMED Corp.	214	22,226
Inari Medical, Inc.*	358	22,103
ABM Industries, Inc.	490	22,021
Cytokinetics, Inc.*	613	21,571
Pacific Biosciences of California, Inc.*	1,828	21,168
Herc Holdings, Inc.	185	21,072
Select Medical Holdings Corp.	775	20,034
Korn Ferry	387	20,023
Blueprint Medicines Corp.*	443	19,931
Vaxcyte, Inc.*	530	19,864
Axonics, Inc.*	364	19,860
StoneCo Ltd. — Class A*	2,069	19,738
Arrowhead Pharmaceuticals, Inc.*	769	19,533
Omnicell, Inc.*	328	19,244
Revance Therapeutics, Inc.*	596	19,197
TreeHouse Foods, Inc.*	380	19,163
Integer Holdings Corp.*	246	19,065
Inter Parfums, Inc.	132	18,776
Reata Pharmaceuticals, Inc. — Class A*	206	18,730
Coca-Cola Consolidated, Inc.	35	18,728
Denali Therapeutics, Inc.*	804	18,524
Primo Water Corp.	1,176	18,052
Alarm.com Holdings, Inc.*	359	18,051
WD-40 Co.	101	17,983
Progyny, Inc.*	558	17,923
LivaNova plc*	400	17,432
Patterson Companies, Inc.	650	17,401
CBIZ, Inc.*	349	17,272
Cal-Maine Foods, Inc.	283	17,232
Glaukos Corp.*	341	17,084
TransMedics Group, Inc.*	225	17,039
Insmed, Inc.*	999	17,033
ACADIA Pharmaceuticals, Inc.*	898	16,900
Helen of Troy Ltd.*	177	16,845
R1 RCM, Inc.*,1	1,118	16,770
J & J Snack Foods Corp.	113	16,749
Edgewell Personal Care Co.	384	16,289
Sage Therapeutics, Inc.*	388	16,280
NeoGenomics, Inc.*	928	16,156
NuVasive, Inc.*	390	16,111
Graham Holdings Co. — Class B	27	16,088
EVERTEC, Inc.	451	15,221
Strategic Education, Inc.	169	15,181
Chegg, Inc.*	929	15,143
TG Therapeutics, Inc.*	995	14,965
ICF International, Inc.	136	14,919
Axsome Therapeutics, Inc.*	236	14,556
Beam Therapeutics, Inc.*	474	14,514
AtriCure, Inc.*	341	14,134
Prothena Corporation plc*	289	14,008
REVOLUTION Medicines, Inc.*	642	13,906
Corcept Therapeutics, Inc.*	638	13,819
Myriad Genetics, Inc.*	593	13,775
Pacira BioSciences, Inc.*	335	13,671
Supernus Pharmaceuticals, Inc.*	366	13,260
Surgery Partners, Inc.*	379	13,064
Bridgebio Pharma, Inc.*	781	12,949
Adtalem Global Education, Inc.*	334	12,899
Vector Group Ltd.	1,073	12,887
Vir Biotechnology, Inc.*	541	12,589
Krystal Biotech, Inc.*	157	12,569
Remitly Global, Inc.*	739	12,526
John Wiley & Sons, Inc. — Class A	321	12,445
Flywire Corp.*	420	12,331
Celldex Therapeutics, Inc.*	342	12,305
Addus HomeCare Corp.*	115	12,277
CorVel Corp.*	64	12,178
Stride, Inc.*	310	12,168
FibroGen, Inc.*	652	12,166
Embecta Corp.	426	11,979
Xencor, Inc.*	428	11,937
Veracyte, Inc.*	535	11,931
Catalyst Pharmaceuticals, Inc.*	716	11,871

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Laureate Education, Inc. — Class A	1,001	$11,772
Herbalife Nutrition Ltd.*	731	11,769
Huron Consulting Group, Inc.*	146	11,734
Central Garden & Pet Co. — Class A*	300	11,721
Riot Platforms, Inc.*,1	1,170	11,688
AbCellera Biologics, Inc.*	1,546	11,657
United Natural Foods, Inc.*	440	11,594
BioCryst Pharmaceuticals, Inc.*	1,385	11,551
Monro, Inc.	231	11,418
Hain Celestial Group, Inc.*	661	11,336
Provention Bio, Inc.*	466	11,231
Aurinia Pharmaceuticals, Inc.*	1,001	10,971
Amylyx Pharmaceuticals, Inc.*	373	10,944
Silk Road Medical, Inc.*	277	10,839
Ironwood Pharmaceuticals, Inc. — Class A*	1,021	10,741
Amphastar Pharmaceuticals, Inc.*	286	10,725
Sabre Corp.*	2,434	10,442
Weis Markets, Inc.	123	10,414
Relay Therapeutics, Inc.*	628	10,343
Vericel Corp.*	352	10,321
Textainer Group Holdings Ltd.	321	10,307
LiveRamp Holdings, Inc.*	470	10,307
Avanos Medical, Inc.*	346	10,290
Cerevel Therapeutics Holdings, Inc.*	420	10,244
Payoneer Global, Inc.*	1,627	10,218
Travere Therapeutics, Inc.*	454	10,210
MGP Ingredients, Inc.	105	10,155
Arvinas, Inc.*	362	9,890
Andersons, Inc.	239	9,875
Akero Therapeutics, Inc.*	257	9,833
Coursera, Inc.*	842	9,700
Universal Corp.	181	9,573
Ingles Markets, Inc. — Class A	106	9,402
Nevro Corp.*	260	9,399
Syndax Pharmaceuticals, Inc.*	444	9,377
Agios Pharmaceuticals, Inc.*	407	9,349
US Physical Therapy, Inc.	95	9,301
National Beverage Corp.*	176	9,279
Kforce, Inc.	146	9,233
RadNet, Inc.*	368	9,211
Pediatrix Medical Group, Inc.*	608	9,065
Upbound Group, Inc.	369	9,044
PROG Holdings, Inc.*	373	8,874
Chinook Therapeutics, Inc.*	374	8,658
Dynavax Technologies Corp.*	882	8,652
Chefs’ Warehouse, Inc.*	254	8,649
ZipRecruiter, Inc. — Class A*	538	8,576
Avid Bioservices, Inc.*	455	8,536
Kymera Therapeutics, Inc.*	282	8,356
Krispy Kreme, Inc.	536	8,335
Alphatec Holdings, Inc.*	534	8,330
Ligand Pharmaceuticals, Inc. — Class B*	113	8,312
Medifast, Inc.	80	8,294
Beauty Health Co.*	646	8,159
B&G Foods, Inc.[1]	521	8,091
Utz Brands, Inc.	490	8,070
Matthews International Corp. — Class A	223	8,041
Owens & Minor, Inc.*	550	8,002
Protagonist Therapeutics, Inc.*	344	7,912
ModivCare, Inc.*	94	7,904
Cytek Biosciences, Inc.*	852	7,830
CoreCivic, Inc.*	842	7,746
MannKind Corp.*	1,878	7,700
Healthcare Services Group, Inc.	553	7,670
Marathon Digital Holdings, Inc.*,1	864	7,534
DICE Therapeutics, Inc.*	261	7,478
LeMaitre Vascular, Inc.	145	7,463
Beyond Meat, Inc.*	458	7,433
Avidity Biosciences, Inc.*	482	7,399
Adaptive Biotechnologies Corp.*	832	7,347
MoneyGram International, Inc.*	700	7,294
Morphic Holding, Inc.*	193	7,264
Viridian Therapeutics, Inc.*	282	7,174
Accolade, Inc.*	491	7,061
Rocket Pharmaceuticals, Inc.*	411	7,040
Heska Corp.*	72	7,029
Arcus Biosciences, Inc.*	384	7,004
GEO Group, Inc.*	884	6,975
Cassava Sciences, Inc.*	285	6,874
Iovance Biotherapeutics, Inc.*	1,125	6,874
Fresh Del Monte Produce, Inc.	228	6,865
Geron Corp.*	3,159	6,855
SpringWorks Therapeutics, Inc.*	265	6,821
Arcellx, Inc.*	220	6,778
Perdoceo Education Corp.*	502	6,742
Recursion Pharmaceuticals, Inc. — Class A*	1,009	6,730
Legalzoom.com, Inc.*	717	6,725
AdaptHealth Corp.*	539	6,700
Treace Medical Concepts, Inc.*	263	6,625
UFP Technologies, Inc.*	51	6,622
John B Sanfilippo & Son, Inc.	66	6,397
Biohaven Ltd.*	468	6,393
SpartanNash Co.	257	6,374
Harmony Biosciences Holdings, Inc.*	195	6,367
Twist Bioscience Corp.*	419	6,319
Crinetics Pharmaceuticals, Inc.*	393	6,312
Atrion Corp.	10	6,279
Ventyx Biosciences, Inc.*	184	6,164
ImmunoGen, Inc.*	1,602	6,152
Paragon 28, Inc.*	359	6,128
First Advantage Corp.*	438	6,114
Replimune Group, Inc.*	345	6,093
Keros Therapeutics, Inc.*	142	6,063
Green Dot Corp. — Class A*	350	6,013
Zentalis Pharmaceuticals, Inc.*	349	6,003
Collegium Pharmaceutical, Inc.*	250	5,997
Cardiovascular Systems, Inc.*	301	5,978
Enanta Pharmaceuticals, Inc.*	147	5,945
Cross Country Healthcare, Inc.*	266	5,937
Deciphera Pharmaceuticals, Inc.*	382	5,902
Kura Oncology, Inc.*	479	5,858
Oscar Health, Inc. — Class A*	890	5,821

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Cimpress plc*	132	$5,784
REGENXBIO, Inc.*	300	5,673
SunOpta, Inc.*	729	5,613
CRA International, Inc.	51	5,499
BioLife Solutions, Inc.*	252	5,481
National Healthcare Corp.	94	5,459
PROCEPT BioRobotics Corp.*	191	5,424
Tootsie Roll Industries, Inc.	120	5,370
Quanex Building Products Corp.	247	5,318
Innoviva, Inc.*	472	5,310
USANA Health Sciences, Inc.*	84	5,284
DocGo, Inc.*	609	5,268
Varex Imaging Corp.*	288	5,239
Theravance Biopharma, Inc.*	482	5,230
Deluxe Corp.	323	5,168
Cogent Biosciences, Inc.*	477	5,147
SP Plus Corp.*	149	5,109
Immunovant, Inc.*	328	5,087
Verve Therapeutics, Inc.*	345	4,975
SI-BONE, Inc.*	250	4,918
Duckhorn Portfolio, Inc.*	309	4,913
OrthoPediatrics Corp.*	110	4,872
Fulgent Genetics, Inc.*	156	4,870
ADMA Biologics, Inc.*	1,465	4,849
Udemy, Inc.*	539	4,759
Transcat, Inc.*	53	4,738
Point Biopharma Global, Inc.*	641	4,660
Community Health Systems, Inc.*	934	4,577
National Research Corp. — Class A	105	4,569
Inhibrx, Inc.*	240	4,529
Barrett Business Services, Inc.	51	4,521
Ideaya Biosciences, Inc.*	327	4,490
Heidrick & Struggles International, Inc.	146	4,433
OPKO Health, Inc.*	3,014	4,400
23andMe Holding Co. — Class A*	1,922	4,382
Cass Information Systems, Inc.	101	4,374
Anavex Life Sciences Corp.*	510	4,371
Repay Holdings Corp.*	653	4,290
TrueBlue, Inc.*	240	4,272
Orthofix Medical, Inc.*	254	4,255
Kelly Services, Inc. — Class A	252	4,181
I3 Verticals, Inc. — Class A*	170	4,170
Arcturus Therapeutics Holdings, Inc.*	173	4,147
Castle Biosciences, Inc.*	181	4,112
Brookdale Senior Living, Inc. — Class A*	1,388	4,095
Vita Coco Company, Inc.*	208	4,081
Resources Connection, Inc.	237	4,043
American Well Corp. — Class A*	1,712	4,040
LifeStance Health Group, Inc.*	539	4,005
Ennis, Inc.	189	3,986
Emergent BioSolutions, Inc.*	375	3,885
Arlo Technologies, Inc.*	641	3,884
2U, Inc.*	566	3,877
Nuvalent, Inc. — Class A*	148	3,861
4D Molecular Therapeutics, Inc.*	223	3,833
Cerus Corp.*	1,288	3,825
ViewRay, Inc.*	1,105	3,823
Artivion, Inc.*	291	3,812
RAPT Therapeutics, Inc.*	206	3,780
Coherus Biosciences, Inc.*	550	3,762
Editas Medicine, Inc.*	516	3,741
ANI Pharmaceuticals, Inc.*	94	3,734
Calavo Growers, Inc.	128	3,683
ACCO Brands Corp.	686	3,650
Aclaris Therapeutics, Inc.*	447	3,616
Paysafe Ltd.*	209	3,612
Fate Therapeutics, Inc.*	621	3,540
V2X, Inc.*	89	3,535
Franklin Covey Co.*	91	3,501
CareDx, Inc.*	380	3,473
NanoString Technologies, Inc.*	347	3,435
Vital Farms, Inc.*	223	3,412
Arcutis Biotherapeutics, Inc.*	306	3,366
Mission Produce, Inc.*	299	3,322
Scilex Holding Co.*	402	3,294
AnaptysBio, Inc.*	151	3,286
Agiliti, Inc.*	205	3,276
Mirum Pharmaceuticals, Inc.*	136	3,267
OraSure Technologies, Inc.*	536	3,243
MacroGenics, Inc.*	450	3,227
MaxCyte, Inc.*	650	3,218
Viad Corp.*	151	3,147
Anika Therapeutics, Inc.*	109	3,130
Hackett Group, Inc.	169	3,123
Lyell Immunopharma, Inc.*	1,291	3,047
Central Garden & Pet Co.*	74	3,038
Ocular Therapeutix, Inc.*	575	3,030
Nurix Therapeutics, Inc.*	341	3,028
Custom Truck One Source, Inc.*	445	3,022
Carriage Services, Inc. — Class A	99	3,021
Agenus, Inc.*	1,987	3,020
Multiplan Corp.*	2,821	2,990
Seres Therapeutics, Inc.*	526	2,982
Allogene Therapeutics, Inc.*	595	2,939
CTI BioPharma Corp.*	692	2,906
Cutera, Inc.*	123	2,905
EQRx, Inc.*	1,497	2,904
SomaLogic, Inc.*	1,136	2,897
Target Hospitality Corp.*	220	2,891
AngioDynamics, Inc.*	278	2,875
Alector, Inc.*	464	2,872
MiMedx Group, Inc.*	841	2,868
Axogen, Inc.*	303	2,863
Quanterix Corp.*	253	2,851
Pulmonx Corp.*	255	2,851
European Wax Center, Inc. — Class A	150	2,850
2seventy bio, Inc.*	279	2,846
Tejon Ranch Co.*	155	2,832
Vanda Pharmaceuticals, Inc.*	415	2,818
Mersana Therapeutics, Inc.*	673	2,766
Pennant Group, Inc.*	192	2,742
Dyne Therapeutics, Inc.*	237	2,730
Day One Biopharmaceuticals, Inc.*	204	2,727
RxSight, Inc.*	162	2,702

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Forrester Research, Inc.*	83	$2,685
Bioxcel Therapeutics, Inc.*	143	2,668
ShotSpotter, Inc.*	66	2,595
Arbutus Biopharma Corp.*	837	2,536
Kiniksa Pharmaceuticals Ltd. — Class A*	232	2,496
Senseonics Holdings, Inc.*	3,486	2,475
Liquidia Corp.*	356	2,460
Bionano Genomics, Inc.*	2,207	2,450
Intercept Pharmaceuticals, Inc.*	182	2,444
Alta Equipment Group, Inc.	154	2,441
Bluebird Bio, Inc.*	760	2,417
Clover Health Investments Corp.*	2,850	2,409
iTeos Therapeutics, Inc.*	176	2,395
Invitae Corp.*	1,769	2,388
Turning Point Brands, Inc.	113	2,373
Utah Medical Products, Inc.	25	2,369
Tactile Systems Technology, Inc.*	144	2,364
PetIQ, Inc.*	205	2,345
Phibro Animal Health Corp. — Class A	152	2,329
Surmodics, Inc.*	101	2,301
Evolus, Inc.*	265	2,242
Karyopharm Therapeutics, Inc.*	575	2,237
Eagle Pharmaceuticals, Inc.*	78	2,213
Caribou Biosciences, Inc.*	413	2,193
Aaron’s Company, Inc.	226	2,183
Sana Biotechnology, Inc.*	664	2,171
Inogen, Inc.*	171	2,134
OmniAb, Inc.*	568	2,090
iRadimed Corp.	53	2,086
SIGA Technologies, Inc.	352	2,024
Atara Biotherapeutics, Inc.*	696	2,018
Zynex, Inc.*	168	2,016
Seneca Foods Corp. — Class A*	38	1,986
Cullinan Oncology, Inc.*	193	1,974
Sterling Check Corp.*	176	1,962
Atea Pharmaceuticals, Inc.*	570	1,909
Butterfly Network, Inc.*	992	1,865
Universal Technical Institute, Inc.*	244	1,801
Nano-X Imaging Ltd.*,1	311	1,794
BrightView Holdings, Inc.*	318	1,787
Joint Corp.*	105	1,767
Monte Rosa Therapeutics, Inc.*	219	1,706
Rigel Pharmaceuticals, Inc.*	1,288	1,700
Tarsus Pharmaceuticals, Inc.*	135	1,697
Distribution Solutions Group, Inc.*	37	1,682
WW International, Inc.*	405	1,669
Cara Therapeutics, Inc.*	335	1,645
Xeris Biopharma Holdings, Inc.*	988	1,610
HilleVax, Inc.*	97	1,603
Tyra Biosciences, Inc.*	98	1,575
Janux Therapeutics, Inc.*	128	1,549
Sangamo Therapeutics, Inc.*	880	1,549
Erasca, Inc.*	511	1,538
Kodiak Sciences, Inc.*	248	1,538
Generation Bio Co.*	354	1,522
Edgewise Therapeutics, Inc.*	223	1,487
Seer, Inc.*	385	1,486
Benson Hill, Inc.*	1,278	1,469
Cue Health, Inc.*	803	1,461
Design Therapeutics, Inc.*	253	1,460
Nuvation Bio, Inc.*	869	1,443
Sutro Biopharma, Inc.*	311	1,437
KalVista Pharmaceuticals, Inc.*	182	1,430
Village Super Market, Inc. — Class A	62	1,419
Mineralys Therapeutics, Inc.*	90	1,409
Stoke Therapeutics, Inc.*	168	1,399
Aerovate Therapeutics, Inc.*	69	1,392
Y-mAbs Therapeutics, Inc.*	274	1,373
Tango Therapeutics, Inc.*	347	1,371
Ocugen, Inc.*	1,603	1,368
Kinnate Biopharma, Inc.*	218	1,363
Willdan Group, Inc.*	87	1,359
PepGen, Inc.*	111	1,358
Humacyte, Inc.*	434	1,341
Aura Biosciences, Inc.*	144	1,336
Information Services Group, Inc.	262	1,334
PMV Pharmaceuticals, Inc.*	275	1,312
Inovio Pharmaceuticals, Inc.*	1,581	1,296
Phathom Pharmaceuticals, Inc.*	177	1,264
Lexicon Pharmaceuticals, Inc.*	515	1,251
Adicet Bio, Inc.*	217	1,250
MeiraGTx Holdings plc*	238	1,230
NGM Biopharmaceuticals, Inc.*	298	1,216
CareMax, Inc.*	450	1,202
Quantum-Si, Inc.*	681	1,199
Alico, Inc.	49	1,186
Heron Therapeutics, Inc.*	768	1,160
Innovage Holding Corp.*,1	143	1,141
Theseus Pharmaceuticals, Inc.*	127	1,128
Zimvie, Inc.*	155	1,121
Organogenesis Holdings, Inc.*	524	1,116
ImmunityBio, Inc.*,1	611	1,112
Cano Health, Inc.*	1,209	1,100
Quad/Graphics, Inc.*	256	1,098
HF Foods Group, Inc.*	274	1,074
Amneal Pharmaceuticals, Inc.*	769	1,069
IGM Biosciences, Inc.*	76	1,044
Kezar Life Sciences, Inc.*	332	1,039
Nature’s Sunshine Products, Inc.*	101	1,031
Outlook Therapeutics, Inc.*	934	1,018
BRC, Inc. — Class A*	198	1,018
Rent the Runway, Inc. — Class A*	350	998
Nautilus Biotechnology, Inc.*	356	986
C4 Therapeutics, Inc.*	314	986
Icosavax, Inc.*	167	969
Prime Medicine, Inc.*	78	959
Akoya Biosciences, Inc.*	117	957
Nektar Therapeutics*	1,354	952
22nd Century Group, Inc.*	1,209	930
Vicarious Surgical, Inc.*	408	926
Foghorn Therapeutics, Inc.*	149	924
Allovir, Inc.*	232	914
Alpine Immune Sciences, Inc.*	117	903
Honest Company, Inc.*	486	875

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Nkarta, Inc.*	241	$856
Vera Therapeutics, Inc.*	109	846
Precigen, Inc.*	796	844
Acrivon Therapeutics, Inc.*	65	825
Natural Grocers by Vitamin Cottage, Inc.	69	811
Chimerix, Inc.*	629	793
Affimed N.V.*	1,062	792
Aadi Bioscience, Inc.*	108	782
Whole Earth Brands, Inc.*	304	778
American Public Education, Inc.*	140	759
Bakkt Holdings, Inc.*	431	741
Lifecore Biomedical, Inc.*	196	740
Esperion Therapeutics, Inc.*	459	730
Fulcrum Therapeutics, Inc.*	256	730
ALX Oncology Holdings, Inc.*	160	723
Vaxart, Inc.*	947	717
Absci Corp.*	394	689
Rallybio Corp.*	120	685
Cipher Mining, Inc.*	291	678
Athira Pharma, Inc.*	254	635
Tenaya Therapeutics, Inc.*	220	627
Spire Global, Inc.*	934	624
Inotiv, Inc.*	137	593
Gossamer Bio, Inc.*	470	592
Jounce Therapeutics, Inc.*	315	583
EyePoint Pharmaceuticals, Inc.*	194	570
Veru, Inc.*	486	564
Moneylion, Inc.*	934	530
PFSweb, Inc.	124	526
Tattooed Chef, Inc.*	366	520
Century Therapeutics, Inc.*	149	517
PhenomeX, Inc.*	442	513
Singular Genomics Systems, Inc.*	417	505
Priority Technology Holdings, Inc.*	134	481
Thorne HealthTech, Inc.*	103	476
AirSculpt Technologies, Inc.	93	469
Relmada Therapeutics, Inc.*	204	461
Invivyd, Inc.*	384	461
GeneDx Holdings Corp.*	1,247	455
Kronos Bio, Inc.*	303	442
VBI Vaccines, Inc.*	1,439	436
CompoSecure, Inc.*	59	434
Beachbody Company, Inc.*	781	377
Bird Global, Inc. — Class A*	1,297	363
Aveanna Healthcare Holdings, Inc.*	332	345
Instil Bio, Inc.*	519	343
AN2 Therapeutics, Inc.*	34	336
AppHarvest, Inc.*	547	335
Talaris Therapeutics, Inc.*	170	320
Bright Health Group, Inc.*	1,441	317
Celularity, Inc.*	468	290
Eiger BioPharmaceuticals, Inc.*	307	275
Pardes Biosciences, Inc.*	200	264
Vintage Wine Estates, Inc.*	239	256
Bioventus, Inc. — Class A*	235	251
Praxis Precision Medicines, Inc.*	295	239
MarketWise, Inc.*	127	235
P3 Health Partners, Inc.*	182	193
VistaGen Therapeutics, Inc.*	1,501	187
Babylon Holdings Ltd. — Class A*	32	163
ATI Physical Therapy, Inc.*	558	142
Alpha Teknova, Inc.*	46	136
Enochian Biosciences, Inc.*	147	135
Science 37 Holdings, Inc.*	464	131
Local Bounti Corp.*	133	106
Oncology Institute, Inc.*	133	90
Wejo Group Ltd.*	172	85
GreenLight Biosciences Holdings PBC*	100	43
Greenidge Generation Holdings, Inc.*	95	43
Tenon Medical, Inc.*	24	42
Owlet, Inc.*	130	42
Boxed, Inc.*,1	82	15
Leafly Holdings, Inc.*	32	13
Gelesis Holdings, Inc.*	70	11
Ligand Pharmaceuticals, Inc.*,††	43	—
Ligand Pharmaceuticals, Inc.*,††	43	—
Total Consumer, Non-cyclical		4,016,077

Financial — 17.3%
Kinsale Capital Group, Inc.	159	47,724
STAG Industrial, Inc. REIT	1,332	45,048
Agree Realty Corp. REIT	646	44,322
Selective Insurance Group, Inc.	441	42,041
SouthState Corp.	554	39,478
Terreno Realty Corp. REIT	595	38,437
RLI Corp.	288	38,278
Ryman Hospitality Properties, Inc. REIT	398	35,713
Glacier Bancorp, Inc.	820	34,448
United Bankshares, Inc.	963	33,898
Kite Realty Group Trust REIT	1,608	33,639
Houlihan Lokey, Inc.	374	32,721
Old National Bancorp	2,164	31,205
Essent Group Ltd.	778	31,159
First Financial Bankshares, Inc.	959	30,592
Home BancShares, Inc.	1,388	30,133
Valley National Bancorp	3,180	29,383
PotlatchDeltic Corp. REIT	587	29,056
Phillips Edison & Company, Inc. REIT	864	28,184
Cadence Bank	1,340	27,818
Independence Realty Trust, Inc. REIT	1,657	26,562
Essential Properties Realty Trust, Inc. REIT	1,038	25,794
Radian Group, Inc.	1,163	25,702
Federated Hermes, Inc. — Class B	630	25,288
Physicians Realty Trust REIT	1,682	25,112
Apple Hospitality REIT, Inc.	1,592	24,708
Hancock Whitney Corp.	636	23,150
Blackstone Mortgage Trust, Inc. — Class A REIT	1,272	22,705
Independent Bank Corp.	341	22,376
Focus Financial Partners, Inc. — Class A*	430	22,304
United Community Banks, Inc.	789	22,187
Broadstone Net Lease, Inc. REIT	1,277	21,722
Mr Cooper Group, Inc.*	512	20,977
Community Bank System, Inc.	398	20,891
LXP Industrial Trust REIT	2,009	20,713

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Jackson Financial, Inc. — Class A	553	$20,688
ServisFirst Bancshares, Inc.	371	20,268
Associated Banc-Corp.	1,114	20,030
Corporate Office Properties Trust REIT	841	19,940
Sabra Health Care REIT, Inc.	1,722	19,803
First Interstate BancSystem, Inc. — Class A	660	19,708
Hamilton Lane, Inc. — Class A	265	19,605
Atlantic Union Bankshares Corp.	554	19,418
Enstar Group Ltd.*	83	19,239
American Equity Investment Life Holding Co.	523	19,084
UMB Financial Corp.	327	18,874
CNO Financial Group, Inc.	845	18,751
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	643	18,390
Genworth Financial, Inc. — Class A*	3,655	18,348
Moelis & Co. — Class A	471	18,105
Ameris Bancorp	494	18,071
Cathay General Bancorp	515	17,778
Piper Sandler Cos.	128	17,742
Outfront Media, Inc. REIT	1,093	17,739
Texas Capital Bancshares, Inc.*	357	17,479
Walker & Dunlop, Inc.	229	17,443
SITE Centers Corp. REIT	1,417	17,401
International Bancshares Corp.	399	17,085
Macerich Co. REIT	1,609	17,055
WSFS Financial Corp.	453	17,037
Pacific Premier Bancorp, Inc.	699	16,790
McGrath RentCorp	179	16,702
Four Corners Property Trust, Inc. REIT	618	16,599
CVB Financial Corp.	993	16,563
Fulton Financial Corp.	1,197	16,543
Equity Commonwealth REIT	774	16,030
National Health Investors, Inc. REIT	309	15,938
Axos Financial, Inc.*	428	15,802
Innovative Industrial Properties, Inc. REIT	207	15,730
Simmons First National Corp. — Class A	898	15,706
Sunstone Hotel Investors, Inc. REIT	1,578	15,591
First BanCorp	1,331	15,200
First Financial Bancorp	696	15,152
Tanger Factory Outlet Centers, Inc. REIT	757	14,860
Kennedy-Wilson Holdings, Inc.	881	14,616
Washington Federal, Inc.	484	14,578
Eastern Bankshares, Inc.	1,137	14,349
Artisan Partners Asset Management, Inc. — Class A	448	14,327
CareTrust REIT, Inc.	731	14,313
Arbor Realty Trust, Inc. REIT	1,230	14,133
First Merchants Corp.	428	14,103
Banner Corp.	255	13,864
Pebblebrook Hotel Trust REIT	970	13,619
TowneBank	510	13,592
NMI Holdings, Inc. — Class A*	606	13,532
StoneX Group, Inc.*	130	13,459
WesBanco, Inc.	423	12,986
Urban Edge Properties REIT	854	12,861
DiamondRock Hospitality Co. REIT	1,566	12,732
PJT Partners, Inc. — Class A	176	12,705
Seacoast Banking Corporation of Florida	536	12,703
Park National Corp.	107	12,687
RLJ Lodging Trust REIT	1,193	12,646
BankUnited, Inc.	558	12,600
Retail Opportunity Investments Corp. REIT	901	12,578
Cushman & Wakefield plc*	1,187	12,511
Renasant Corp.	408	12,477
Trupanion, Inc.*	288	12,352
Independent Bank Group, Inc.	266	12,329
BGC Partners, Inc. — Class A	2,342	12,249
Service Properties Trust REIT	1,227	12,221
BancFirst Corp.	146	12,133
Cohen & Steers, Inc.	189	12,088
Navient Corp.	753	12,040
InvenTrust Properties Corp. REIT	506	11,840
PennyMac Financial Services, Inc.	198	11,803
Heartland Financial USA, Inc.	307	11,777
Stock Yards Bancorp, Inc.	213	11,745
Enterprise Financial Services Corp.	263	11,727
Elme Communities REIT	652	11,645
Lakeland Financial Corp.	183	11,463
BRP Group, Inc. — Class A*	448	11,406
Getty Realty Corp. REIT	315	11,349
Trustmark Corp.	458	11,313
Bread Financial Holdings, Inc.	373	11,309
Bancorp, Inc.*	405	11,279
Xenia Hotels & Resorts, Inc. REIT	854	11,179
PRA Group, Inc.*	285	11,104
Hilltop Holdings, Inc.	372	11,037
Northwest Bancshares, Inc.	907	10,911
St. Joe Co.	257	10,694
Two Harbors Investment Corp. REIT	715	10,518
NBT Bancorp, Inc.	312	10,518
Provident Financial Services, Inc.	544	10,434
LTC Properties, Inc. REIT	295	10,363
Cannae Holdings, Inc.*	513	10,352
Horace Mann Educators Corp.	307	10,278
Alexander & Baldwin, Inc. REIT	541	10,230
Enova International, Inc.*	229	10,175
First Bancorp	283	10,052
Nelnet, Inc. — Class A	109	10,016
Global Net Lease, Inc. REIT	778	10,005
City Holding Co.	110	9,997
Palomar Holdings, Inc.*	181	9,991
Bank of NT Butterfield & Son Ltd.	370	9,990
StepStone Group, Inc. — Class A	405	9,829
Triumph Financial, Inc.*	169	9,812
Apollo Commercial Real Estate Finance, Inc. REIT	1,050	9,775
Chimera Investment Corp. REIT	1,730	9,757
Virtus Investment Partners, Inc.	51	9,710
Acadia Realty Trust REIT	695	9,695
TriCo Bancshares	233	9,690
Veris Residential, Inc. REIT*	643	9,414
Easterly Government Properties, Inc. REIT	680	9,343
First Commonwealth Financial Corp.	750	9,322

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Avantax, Inc.*	352	$9,265
S&T Bancorp, Inc.	291	9,152
Farmer Mac — Class C	67	8,924
iStar, Inc. REIT*	298	8,749
Compass Diversified Holdings	456	8,701
Encore Capital Group, Inc.*	172	8,677
OFG Bancorp	347	8,654
Apartment Investment and Management Co. — Class A REIT	1,118	8,597
Westamerica BanCorp	194	8,594
Hope Bancorp, Inc.	864	8,484
Sandy Spring Bancorp, Inc.	326	8,469
Employers Holdings, Inc.	203	8,463
Pathward Financial, Inc.	201	8,339
FB Financial Corp.	267	8,298
Radius Global Infrastructure, Inc. — Class A*	565	8,289
Stellar Bancorp, Inc.	334	8,220
Stewart Information Services Corp.	201	8,110
PennyMac Mortgage Investment Trust REIT	657	8,101
Ladder Capital Corp. — Class A REIT	848	8,014
OceanFirst Financial Corp.	433	8,002
Claros Mortgage Trust, Inc.	686	7,992
Safety Insurance Group, Inc.	107	7,974
Berkshire Hills Bancorp, Inc.	316	7,919
First Busey Corp.	386	7,851
Eagle Bancorp, Inc.	228	7,631
MFA Financial, Inc. REIT	766	7,599
NETSTREIT Corp. REIT	407	7,440
ProAssurance Corp.	402	7,429
NexPoint Residential Trust, Inc. REIT	170	7,424
Goosehead Insurance, Inc. — Class A*	142	7,412
Franklin BSP Realty Trust, Inc. REIT	617	7,361
Southside Bancshares, Inc.	221	7,337
National Bank Holdings Corp. — Class A	218	7,294
Lakeland Bancorp, Inc.	464	7,257
Veritex Holdings, Inc.	392	7,158
Redfin Corp.*	784	7,103
Newmark Group, Inc. — Class A	999	7,073
AMERISAFE, Inc.	143	7,000
Argo Group International Holdings Ltd.	237	6,942
German American Bancorp, Inc.	207	6,908
Tompkins Financial Corp.	104	6,886
American Assets Trust, Inc. REIT	369	6,860
New York Mortgage Trust, Inc. REIT	683	6,803
Piedmont Office Realty Trust, Inc. — Class A REIT	917	6,694
Brookline Bancorp, Inc.	628	6,594
eXp World Holdings, Inc.[1]	514	6,523
Community Healthcare Trust, Inc. REIT	177	6,478
Compass, Inc. — Class A*	2,001	6,463
Capitol Federal Financial, Inc.	955	6,427
Empire State Realty Trust, Inc. — Class A REIT	988	6,412
Mercury General Corp.	199	6,316
Paramount Group, Inc. REIT	1,384	6,311
Uniti Group, Inc. REIT	1,772	6,291
ARMOUR Residential REIT, Inc[1]	1,197	6,284
Necessity Retail REIT, Inc.	997	6,261
Centerspace REIT	112	6,119
International Money Express, Inc.*	233	6,007
Brandywine Realty Trust REIT	1,267	5,993
WisdomTree, Inc.	1,018	5,966
Live Oak Bancshares, Inc.	244	5,946
Marcus & Millichap, Inc.	185	5,940
RPT Realty REIT	624	5,934
Armada Hoffler Properties, Inc. REIT	501	5,917
Plymouth Industrial REIT, Inc.	281	5,904
UMH Properties, Inc. REIT	388	5,739
Nicolet Bankshares, Inc.*	91	5,738
Brightsphere Investment Group, Inc.	242	5,706
James River Group Holdings Ltd.	274	5,658
Redwood Trust, Inc. REIT	836	5,635
LendingClub Corp.*	778	5,609
SiriusPoint Ltd.*	688	5,594
Heritage Financial Corp.	258	5,521
Dime Community Bancshares, Inc.	243	5,521
Ellington Financial, Inc. REIT	450	5,494
Summit Hotel Properties, Inc. REIT	782	5,474
Premier Financial Corp.	264	5,473
Preferred Bank/Los Angeles CA	99	5,426
Origin Bancorp, Inc.	168	5,401
Ready Capital Corp. REIT	529	5,380
Peoples Bancorp, Inc.	207	5,330
QCR Holdings, Inc.	120	5,269
1st Source Corp.	120	5,178
Ambac Financial Group, Inc.*	331	5,124
Enact Holdings, Inc.	224	5,121
CBL & Associates Properties, Inc. REIT	199	5,102
Univest Financial Corp.	214	5,080
AssetMark Financial Holdings, Inc.*	161	5,063
Lemonade, Inc.*	347	4,948
ConnectOne Bancorp, Inc.	277	4,897
Banc of California, Inc.	387	4,849
KKR Real Estate Finance Trust, Inc. REIT	421	4,795
Dynex Capital, Inc. REIT	390	4,727
First Bancshares, Inc.	182	4,701
Columbia Financial, Inc.*	256	4,680
Universal Health Realty Income Trust REIT	96	4,619
Broadmark Realty Capital, Inc. REIT	972	4,568
Amerant Bancorp, Inc.	208	4,526
Old Second Bancorp, Inc.	316	4,443
TrustCo Bank Corporation NY	139	4,440
Community Trust Bancorp, Inc.	116	4,402
Washington Trust Bancorp, Inc.	127	4,402
Office Properties Income Trust REIT	357	4,391
B Riley Financial, Inc.[1]	153	4,344
Bank First Corp.	58	4,268
United Fire Group, Inc.	160	4,248
Customers Bancorp, Inc.*	228	4,223
Hanmi Financial Corp.	226	4,197
Anywhere Real Estate, Inc.*	793	4,187
Global Medical REIT, Inc.	456	4,154
BrightSpire Capital, Inc. REIT	700	4,130

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
National Western Life Group, Inc. — Class A	17	$4,125
Gladstone Land Corp. REIT	240	3,996
HarborOne Bancorp, Inc.	325	3,965
Byline Bancorp, Inc.	183	3,956
Camden National Corp.	107	3,872
Brookfield Business Corp. — Class A	195	3,865
Northfield Bancorp, Inc.	325	3,829
First Mid Bancshares, Inc.	139	3,784
Peapack-Gladstone Financial Corp.	127	3,762
Chatham Lodging Trust REIT	357	3,745
TPG RE Finance Trust, Inc. REIT	515	3,739
Urstadt Biddle Properties, Inc. — Class A REIT	210	3,690
Farmland Partners, Inc. REIT	342	3,659
Gladstone Commercial Corp. REIT	289	3,650
Heritage Commerce Corp.	438	3,649
Central Pacific Financial Corp.	203	3,634
Diamond Hill Investment Group, Inc.	22	3,621
Universal Insurance Holdings, Inc.	197	3,589
Kearny Financial Corp.	442	3,589
Mercantile Bank Corp.	115	3,517
Great Southern Bancorp, Inc.	69	3,497
Victory Capital Holdings, Inc. — Class A	119	3,483
CrossFirst Bankshares, Inc.*	331	3,469
Ares Commercial Real Estate Corp. REIT	379	3,445
Saul Centers, Inc. REIT	88	3,432
Midland States Bancorp, Inc.	157	3,363
MBIA, Inc.*	359	3,324
Horizon Bancorp, Inc.	300	3,318
Cambridge Bancorp	51	3,305
EZCORP, Inc. — Class A*	377	3,242
Whitestone REIT — Class B	349	3,211
Flushing Financial Corp.	215	3,201
NerdWallet, Inc. — Class A*	192	3,107
Alexander’s, Inc. REIT	16	3,100
First Financial Corp.	82	3,073
Merchants Bancorp	117	3,047
First Community Bankshares, Inc.	120	3,006
Farmers National Banc Corp.	237	2,996
RMR Group, Inc. — Class A	114	2,991
Bar Harbor Bankshares	111	2,936
Capital City Bank Group, Inc.	100	2,931
Orchid Island Capital, Inc. REIT	267	2,865
CNB Financial Corp.	149	2,861
Orion Office REIT, Inc.	426	2,854
First Foundation, Inc.	382	2,846
FRP Holdings, Inc.*	49	2,836
Invesco Mortgage Capital, Inc. REIT	255	2,828
Coastal Financial Corp.*	78	2,809
One Liberty Properties, Inc. REIT	122	2,797
Equity Bancshares, Inc. — Class A	114	2,778
Mid Penn Bancorp, Inc.	107	2,740
Business First Bancshares, Inc.	159	2,724
Republic Bancorp, Inc. — Class A	64	2,716
Tiptree, Inc. — Class A	183	2,666
SmartFinancial, Inc.	115	2,661
Indus Realty Trust, Inc. REIT	40	2,652
Independent Bank Corp.	149	2,648
HomeTrust Bancshares, Inc.	107	2,631
Metropolitan Bank Holding Corp.*	77	2,610
Arrow Financial Corp.	104	2,591
MidWestOne Financial Group, Inc.	105	2,564
Carter Bankshares, Inc.*	183	2,562
Bank of Marin Bancorp	117	2,561
HCI Group, Inc.	47	2,519
Perella Weinberg Partners	273	2,484
RE/MAX Holdings, Inc. — Class A	132	2,476
American National Bankshares, Inc.	78	2,473
World Acceptance Corp.*	29	2,415
Metrocity Bankshares, Inc.	141	2,410
GCM Grosvenor, Inc. — Class A	307	2,398
Diversified Healthcare Trust REIT	1,775	2,396
Citizens & Northern Corp.	112	2,395
HomeStreet, Inc.	133	2,393
Hingham Institution For Savings The	10	2,334
CTO Realty Growth, Inc. REIT	134	2,313
Capstar Financial Holdings, Inc.	151	2,288
Oppenheimer Holdings, Inc. — Class A	58	2,271
Farmers & Merchants Bancorp Incorporated/Archbold OH	93	2,262
Peoples Financial Services Corp.	52	2,254
Southern Missouri Bancorp, Inc.	60	2,245
First of Long Island Corp.	166	2,241
Waterstone Financial, Inc.	146	2,209
West BanCorp, Inc.	120	2,192
Enterprise Bancorp, Inc.	69	2,171
Selectquote, Inc.*	999	2,168
Financial Institutions, Inc.	112	2,159
LendingTree, Inc.*	78	2,080
Esquire Financial Holdings, Inc.	52	2,033
ACNB Corp.	62	2,018
Postal Realty Trust, Inc. — Class A REIT	132	2,009
Five Star Bancorp	94	2,006
Macatawa Bank Corp.	196	2,003
City Office REIT, Inc.	289	1,994
Granite Point Mortgage Trust, Inc. REIT	387	1,919
Hippo Holdings, Inc.*	118	1,915
Civista Bancshares, Inc.	113	1,907
Braemar Hotels & Resorts, Inc. REIT	494	1,907
Blue Foundry Bancorp*	200	1,904
Shore Bancshares, Inc.	133	1,899
First Bancorp, Inc.	73	1,890
Amalgamated Financial Corp.	104	1,840
John Marshall Bancorp, Inc.	85	1,836
Greenlight Capital Re Ltd. — Class A*	195	1,831
Home Bancorp, Inc.	55	1,817
Alerus Financial Corp.	113	1,814
First Business Financial Services, Inc.	59	1,800
Donegal Group, Inc. — Class A	115	1,757
BRT Apartments Corp. REIT	89	1,755
Douglas Elliman, Inc.	564	1,754
Sierra Bancorp	101	1,739
Southern First Bancshares, Inc.*	56	1,719

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
eHealth, Inc.*	182	$1,704
Summit Financial Group, Inc.	82	1,701
Guaranty Bancshares, Inc.	61	1,700
RBB Bancorp	109	1,689
Skyward Specialty Insurance Group, Inc.*	77	1,684
Sculptor Capital Management, Inc.	195	1,679
Northeast Bank	49	1,649
Star Holdings*	95	1,644
Bridgewater Bancshares, Inc.*	151	1,637
South Plains Financial, Inc.	75	1,606
Primis Financial Corp.	165	1,589
HBT Financial, Inc.	80	1,578
Hersha Hospitality Trust — Class A REIT	234	1,572
BayCom Corp.	92	1,571
MVB Financial Corp.	75	1,548
Red River Bancshares, Inc.	32	1,540
Investors Title Co.	10	1,510
Orrstown Financial Services, Inc.	76	1,509
Legacy Housing Corp.*	66	1,502
Third Coast Bancshares, Inc.*	95	1,492
Industrial Logistics Properties Trust REIT	486	1,492
Regional Management Corp.	57	1,487
AFC Gamma, Inc. REIT	120	1,459
BCB Bancorp, Inc.	107	1,405
Silvercrest Asset Management Group, Inc. — Class A	75	1,364
Parke Bancorp, Inc.	76	1,351
Blue Ridge Bankshares, Inc.	127	1,295
PCB Bancorp	88	1,275
Colony Bankcorp, Inc.	122	1,244
Unity Bancorp, Inc.	53	1,209
FVCBankcorp, Inc.*	111	1,182
First Bank/Hamilton NJ	115	1,161
Franklin Street Properties Corp. REIT	738	1,159
First Western Financial, Inc.*	58	1,148
Greene County Bancorp, Inc.	50	1,134
Applied Digital Corp.*	499	1,118
First Internet Bancorp	67	1,116
Capital Bancorp, Inc.	67	1,115
Bankwell Financial Group, Inc.	42	1,044
Luther Burbank Corp.	110	1,043
Trean Insurance Group, Inc.*	168	1,028
Crawford & Co. — Class A	122	1,020
Nexpoint Real Estate Finance, Inc. REIT	59	925
Stratus Properties, Inc.	44	880
Atlanticus Holdings Corp.*	32	868
Pioneer Bancorp, Inc.*	87	858
Ashford Hospitality Trust, Inc. REIT*	257	825
NI Holdings, Inc.*	62	806
Oportun Financial Corp.*	207	799
USCB Financial Holdings, Inc.*	80	791
Consumer Portfolio Services, Inc.*	71	759
Provident Bancorp, Inc.	107	732
Sterling Bancorp, Inc.*	128	724
First Guaranty Bancshares, Inc.	45	705
Angel Oak Mortgage, Inc. REIT	89	650
Chicago Atlantic Real Estate Finance, Inc. REIT	46	621
Velocity Financial, Inc.*	64	578
Clipper Realty, Inc. REIT	89	511
Bluerock Homes Trust, Inc.*	25	495
Republic First Bancorp, Inc.*	362	492
Associated Capital Group, Inc. — Class A	13	480
SWK Holdings Corp.*	26	464
Doma Holdings, Inc.*	1,024	417
Transcontinental Realty Investors, Inc.*	9	382
Finance of America Companies, Inc. — Class A*	289	358
American Realty Investors, Inc.*	11	290
Curo Group Holdings Corp.	164	284
Offerpad Solutions, Inc.*	509	268
Root, Inc. — Class A*	58	262
OppFi, Inc.*	105	215
Home Point Capital, Inc.	59	114
Sunlight Financial Holdings, Inc.*	185	58
Cryptyde, Inc.*	134	11
Total Financial		3,643,995

Industrial — 12.1%
EMCOR Group, Inc.	349	56,744
Saia, Inc.*	196	53,328
RBC Bearings, Inc.*	210	48,873
Evoqua Water Technologies Corp.*	868	43,157
Novanta, Inc.*	262	41,682
Atkore, Inc.*	290	40,739
Applied Industrial Technologies, Inc.	282	40,081
Chart Industries, Inc.*	314	39,376
Comfort Systems USA, Inc.	261	38,096
Exponent, Inc.	376	37,483
UFP Industries, Inc.	442	35,126
Simpson Manufacturing Company, Inc.	316	34,646
Watts Water Technologies, Inc. — Class A	202	34,001
Aerojet Rocketdyne Holdings, Inc.*	586	32,916
Fluor Corp.*	1,051	32,486
Fabrinet*	272	32,303
Franklin Electric Company, Inc.	341	32,088
AAON, Inc.	323	31,231
Casella Waste Systems, Inc. — Class A*	369	30,502
Mueller Industries, Inc.	413	30,347
GATX Corp.	259	28,495
Advanced Energy Industries, Inc.	279	27,342
Belden, Inc.	314	27,246
Bloom Energy Corp. — Class A*	1,327	26,447
Badger Meter, Inc.	216	26,313
EnerSys	301	26,151
O-I Glass, Inc.*	1,136	25,799
John Bean Technologies Corp.	236	25,793
Sanmina Corp.*	421	25,677
Summit Materials, Inc. — Class A*	878	25,014
Hillenbrand, Inc.	515	24,478
Encore Wire Corp.	130	24,093
Federal Signal Corp.	444	24,069
Terex Corp.	494	23,900
SPX Technologies, Inc.*	326	23,009

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Arcosa, Inc.	358	$22,593
Vishay Intertechnology, Inc.	960	21,715
Forward Air Corp.	200	21,552
Werner Enterprises, Inc.	468	21,289
Moog, Inc. — Class A	211	21,258
Albany International Corp. — Class A	231	20,642
Hub Group, Inc. — Class A*	238	19,978
Dycom Industries, Inc.*	213	19,948
Plexus Corp.*	203	19,807
Zurn Elkay Water Solutions Corp.	927	19,801
Scorpio Tankers, Inc.	348	19,596
Cactus, Inc. — Class A	462	19,048
Itron, Inc.*	337	18,687
Boise Cascade Co.	292	18,469
ESCO Technologies, Inc.	192	18,326
Energizer Holdings, Inc.	526	18,252
Kadant, Inc.	86	17,933
Brady Corp. — Class A	333	17,892
Materion Corp.	152	17,632
Frontdoor, Inc.*	617	17,202
AeroVironment, Inc.*	184	16,865
Kennametal, Inc.	608	16,769
Matson, Inc.	276	16,469
ArcBest Corp.	178	16,451
Golar LNG Ltd.*	754	16,286
Mueller Water Products, Inc. — Class A	1,164	16,226
EnPro Industries, Inc.	155	16,103
Helios Technologies, Inc.	242	15,827
Frontline plc	930	15,401
MYR Group, Inc.*	122	15,373
Worthington Industries, Inc.	234	15,128
International Seaways, Inc.	360	15,005
CSW Industrials, Inc.	108	15,004
Trinity Industries, Inc.	612	14,908
Masonite International Corp.*	164	14,886
Barnes Group, Inc.	365	14,702
Alamo Group, Inc.	74	13,628
Granite Construction, Inc.	330	13,556
AAR Corp.*	244	13,310
Kratos Defense & Security Solutions, Inc.*	922	12,429
Lindsay Corp.	82	12,393
OSI Systems, Inc.*	119	12,181
Enovix Corp.*	812	12,107
CTS Corp.	236	11,672
Greif, Inc. — Class A	184	11,660
Knowles Corp.*	668	11,356
Gibraltar Industries, Inc.*	229	11,106
DHT Holdings, Inc.	1,021	11,037
PGT Innovations, Inc.*	432	10,848
Enerpac Tool Group Corp.	422	10,761
Standex International Corp.	87	10,652
NV5 Global, Inc.*	100	10,397
Griffon Corp.	321	10,275
TTM Technologies, Inc.*	756	10,198
Primoris Services Corp.	395	9,741
Tennant Co.	138	9,457
Energy Recovery, Inc.*	410	9,450
Marten Transport Ltd.	435	9,113
Air Transport Services Group, Inc.*	427	8,894
Golden Ocean Group Ltd.	917	8,730
Mirion Technologies, Inc.*	1,022	8,728
TriMas Corp.	313	8,720
Napco Security Technologies, Inc.*	232	8,719
Modine Manufacturing Co.*	372	8,575
Hillman Solutions Corp.*	1,004	8,454
Sterling Infrastructure, Inc.*	218	8,258
Joby Aviation, Inc.*	1,900	8,246
NEXTracker, Inc. — Class A*	227	8,231
SFL Corporation Ltd.	857	8,141
Construction Partners, Inc. — Class A*	298	8,028
JELD-WEN Holding, Inc.*	623	7,887
CryoPort, Inc.*	326	7,824
Columbus McKinnon Corp.	209	7,766
Vicor Corp.*	165	7,745
Greenbrier Companies, Inc.	238	7,657
Sturm Ruger & Company, Inc.	128	7,352
Montrose Environmental Group, Inc.*	206	7,348
Teekay Tankers Ltd. — Class A*	171	7,341
Apogee Enterprises, Inc.	166	7,179
FLEX LNG Ltd.	212	7,119
Astec Industries, Inc.	171	7,054
GrafTech International Ltd.	1,447	7,032
Ichor Holdings Ltd.*	209	6,843
Proto Labs, Inc.*	201	6,663
Mesa Laboratories, Inc.	38	6,640
Rocket Lab USA, Inc.*	1,591	6,428
American Woodmark Corp.*	123	6,405
Benchmark Electronics, Inc.	261	6,183
Thermon Group Holdings, Inc.*	247	6,155
Janus International Group, Inc.*	610	6,015
TimkenSteel Corp.*	327	5,997
Chase Corp.	56	5,865
Myers Industries, Inc.	271	5,808
Nordic American Tankers Ltd.	1,439	5,698
Li-Cycle Holdings Corp.*,1	1,008	5,675
LSB Industries, Inc.*	546	5,640
Heartland Express, Inc.	349	5,556
PureCycle Technologies, Inc.*	793	5,551
Triumph Group, Inc.*	478	5,540
Ryerson Holding Corp.	143	5,202
GoPro, Inc. — Class A*	965	4,854
Kaman Corp.	209	4,778
Eagle Bulk Shipping, Inc.	101	4,596
Dorian LPG Ltd.	229	4,566
Ducommun, Inc.*	83	4,541
Ardmore Shipping Corp.	301	4,476
Manitowoc Company, Inc.*	259	4,426
Kimball Electronics, Inc.*	180	4,338
CIRCOR International, Inc.*	138	4,294
Genco Shipping & Trading Ltd.	274	4,291
Gorman-Rupp Co.	169	4,225
Clearwater Paper Corp.*	125	4,177
Smith & Wesson Brands, Inc.	339	4,173
Heritage-Crystal Clean, Inc.*	116	4,131

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Hyster-Yale Materials Handling, Inc.	81	$4,041
Harsco Corp.*	586	4,002
Insteel Industries, Inc.	140	3,895
Argan, Inc.	95	3,845
Vishay Precision Group, Inc.*	92	3,842
Allied Motion Technologies, Inc.	98	3,788
Olympic Steel, Inc.	72	3,759
Xometry, Inc. — Class A*	251	3,757
Costamare, Inc.	394	3,708
Stoneridge, Inc.*	196	3,665
FARO Technologies, Inc.*	139	3,421
Luxfer Holdings plc	202	3,414
nLight, Inc.*	327	3,329
MicroVision, Inc.*	1,236	3,300
Teekay Corp.*	524	3,238
AerSale Corp.*	182	3,134
DXP Enterprises, Inc.*	114	3,069
Greif, Inc. — Class B	40	3,061
Powell Industries, Inc.	67	2,853
IES Holdings, Inc.*	65	2,801
National Presto Industries, Inc.	38	2,739
Babcock & Wilcox Enterprises, Inc.*	448	2,715
Omega Flex, Inc.	24	2,675
Great Lakes Dredge & Dock Corp.*	488	2,650
Pactiv Evergreen, Inc.	323	2,584
Astronics Corp.*	189	2,525
Cadre Holdings, Inc.	117	2,520
Archer Aviation, Inc. — Class A*	881	2,520
Centrus Energy Corp. — Class A*	78	2,512
Covenant Logistics Group, Inc. — Class A	69	2,444
Blink Charging Co.*,1	282	2,439
Comtech Telecommunications Corp.	192	2,396
Daseke, Inc.*	306	2,365
SmartRent, Inc.*	894	2,280
Northwest Pipe Co.*	72	2,249
NuScale Power Corp.*	233	2,118
Safe Bulkers, Inc.	554	2,044
Park Aerospace Corp.	147	1,977
Evolv Technologies Holdings, Inc.*	628	1,959
Tutor Perini Corp.*	314	1,937
Radiant Logistics, Inc.*	287	1,883
Tredegar Corp.	202	1,844
Eastman Kodak Co.*	426	1,747
Ranpak Holdings Corp.*	325	1,696
Atlas Technical Consultants, Inc.*	135	1,646
Universal Logistics Holdings, Inc.	54	1,574
Sight Sciences, Inc.*	161	1,407
PAM Transportation Services, Inc.*	49	1,403
908 Devices, Inc.*	163	1,402
Pure Cycle Corp.*	145	1,370
Concrete Pumping Holdings, Inc.*	199	1,353
AMMO, Inc.*	653	1,287
Akoustis Technologies, Inc.*	409	1,260
Turtle Beach Corp.*	114	1,142
Identiv, Inc.*	164	1,007
Latham Group, Inc.*	322	921
Charge Enterprises, Inc.*	765	841
ESS Tech, Inc.*	602	837
Caesarstone Ltd.	170	702
Transphorm, Inc.*	164	654
Hydrofarm Holdings Group, Inc.*	326	564
Karat Packaging, Inc.	42	560
Berkshire Grey, Inc.*	370	511
Astra Space, Inc.*	1,086	461
View, Inc.*	881	441
Redwire Corp.*	145	439
NL Industries, Inc.	63	382
Sarcos Technology and Robotics Corp.*	537	255
Momentus, Inc.*	413	242
AEye, Inc.*	198	62
Fathom Digital Manufacturing C*	77	42
Total Industrial		2,547,644

Consumer, Cyclical — 10.0%
Crocs, Inc.*	448	56,645
Texas Roadhouse, Inc. — Class A	495	53,490
Light & Wonder, Inc. — Class A*	697	41,855
Wingstop, Inc.	221	40,571
Murphy USA, Inc.	149	38,449
Fox Factory Holding Corp.*	314	38,110
Academy Sports & Outdoors, Inc.	561	36,605
Asbury Automotive Group, Inc.*	163	34,230
Visteon Corp.*	207	32,464
Meritage Homes Corp.	270	31,525
Skyline Champion Corp.*	394	29,641
Taylor Morrison Home Corp. — Class A*	772	29,537
Adient plc*	702	28,754
Hilton Grand Vacations, Inc.*	634	28,169
FirstCash Holdings, Inc.	278	26,513
Signet Jewelers Ltd.	330	25,667
Group 1 Automotive, Inc.	105	23,774
Foot Locker, Inc.	595	23,616
Goodyear Tire & Rubber Co.*	2,077	22,889
KB Home	562	22,581
Topgolf Callaway Brands Corp.*	1,044	22,571
Beacon Roofing Supply, Inc.*	383	22,540
Steven Madden Ltd.	569	20,484
LCI Industries	186	20,436
Cavco Industries, Inc.*	64	20,335
Kontoor Brands, Inc.	414	20,033
Installed Building Products, Inc.	175	19,955
Resideo Technologies, Inc.*	1,080	19,742
UniFirst Corp.	112	19,738
International Game Technology plc	731	19,591
Tri Pointe Homes, Inc.*	752	19,041
Sonos, Inc.*	953	18,698
Cracker Barrel Old Country Store, Inc.	163	18,517
Papa John’s International, Inc.	243	18,208
SeaWorld Entertainment, Inc.*	294	18,025
GMS, Inc.*	309	17,888
LGI Homes, Inc.*	153	17,447
Dorman Products, Inc.*	196	16,907
Boot Barn Holdings, Inc.*	220	16,861
Rush Enterprises, Inc. — Class A	308	16,817
Red Rock Resorts, Inc. — Class A	377	16,803

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
MDC Holdings, Inc.	431	$16,753
Bloomin’ Brands, Inc.	650	16,672
Shake Shack, Inc. — Class A*	279	15,482
American Eagle Outfitters, Inc.	1,151	15,469
Gentherm, Inc.*	247	14,924
Dana, Inc.	963	14,493
Nu Skin Enterprises, Inc. — Class A	363	14,270
Spirit Airlines, Inc.	814	13,976
PriceSmart, Inc.	189	13,510
Jack in the Box, Inc.	153	13,401
Century Communities, Inc.	209	13,359
ODP Corp.*	295	13,269
Urban Outfitters, Inc.*	476	13,195
Veritiv Corp.	96	12,973
Winnebago Industries, Inc.	220	12,694
Cheesecake Factory, Inc.	358	12,548
Acushnet Holdings Corp.	246	12,531
M/I Homes, Inc.*	198	12,492
Sally Beauty Holdings, Inc.*	800	12,464
Brinker International, Inc.*	324	12,312
Cinemark Holdings, Inc.*	814	12,039
Luminar Technologies, Inc.*,1	1,854	12,032
Dave & Buster’s Entertainment, Inc.*	321	11,810
World Fuel Services Corp.	456	11,651
Oxford Industries, Inc.	110	11,615
MillerKnoll, Inc.	567	11,595
Vista Outdoor, Inc.*	417	11,555
Methode Electronics, Inc.	261	11,453
Madison Square Garden Entertainment Corp.*	192	11,341
Patrick Industries, Inc.	161	11,078
Everi Holdings, Inc.*	643	11,027
National Vision Holdings, Inc.*	584	11,003
XPEL, Inc.*	161	10,940
KAR Auction Services, Inc.*	798	10,917
Allegiant Travel Co. — Class A*	116	10,670
H&E Equipment Services, Inc.	238	10,527
Abercrombie & Fitch Co. — Class A*	362	10,045
Wolverine World Wide, Inc.	575	9,804
Liberty Media Corporation-Liberty Braves — Class C*	281	9,467
La-Z-Boy, Inc.	321	9,335
Lions Gate Entertainment Corp. — Class B*	861	8,937
Dillard’s, Inc. — Class A	29	8,923
iRobot Corp.*	201	8,772
Wabash National Corp.	351	8,631
HNI Corp.	307	8,547
Malibu Boats, Inc. — Class A*	151	8,524
indie Semiconductor, Inc. — Class A*	783	8,261
SkyWest, Inc.*	372	8,247
TravelCenters of America, Inc.*	94	8,131
Buckle, Inc.	225	8,030
Fisker, Inc.*,1	1,307	8,025
Dine Brands Global, Inc.	110	7,440
Monarch Casino & Resort, Inc.	99	7,341
Sonic Automotive, Inc. — Class A	133	7,227
Virgin Galactic Holdings, Inc.*,1	1,760	7,128
Green Brick Partners, Inc.*	202	7,082
Winmark Corp.	21	6,729
IMAX Corp.*	350	6,713
American Axle & Manufacturing Holdings, Inc.*	844	6,592
Warby Parker, Inc. — Class A*	622	6,587
Golden Entertainment, Inc.*	150	6,527
Ermenegildo Zegna N.V.	443	6,042
MRC Global, Inc.*	619	6,017
Camping World Holdings, Inc. — Class A1	287	5,990
OneSpaWorld Holdings Ltd.*	495	5,935
Shyft Group, Inc.	258	5,869
ScanSource, Inc.*	188	5,723
Hibbett, Inc.	94	5,544
Standard Motor Products, Inc.	150	5,536
Clean Energy Fuels Corp.*	1,265	5,515
Caleres, Inc.	252	5,451
Steelcase, Inc. — Class A	642	5,406
Douglas Dynamics, Inc.	167	5,326
Bally’s Corp.*	272	5,309
Arko Corp.	623	5,289
Franchise Group, Inc.	192	5,232
Sweetgreen, Inc. — Class A*	655	5,135
Sun Country Airlines Holdings, Inc.*	247	5,064
Chico’s FAS, Inc.*	914	5,027
Life Time Group Holdings, Inc.*	314	5,012
RCI Hospitality Holdings, Inc.	64	5,003
G-III Apparel Group Ltd.*	319	4,960
BJ’s Restaurants, Inc.*	170	4,954
Sleep Number Corp.*	160	4,866
Lions Gate Entertainment Corp. — Class A*	435	4,815
Sovos Brands, Inc.*	285	4,754
Chuy’s Holdings, Inc.*	132	4,732
Denny’s Corp.*	423	4,721
Portillo’s, Inc. — Class A*	219	4,680
A-Mark Precious Metals, Inc.	135	4,678
Ethan Allen Interiors, Inc.	170	4,668
Vizio Holding Corp. — Class A*	507	4,654
Titan Machinery, Inc.*	152	4,628
Xponential Fitness, Inc. — Class A*	151	4,589
MarineMax, Inc.*	158	4,543
Guess?, Inc.	230	4,476
BlueLinx Holdings, Inc.*	65	4,417
Titan International, Inc.*	382	4,003
MasterCraft Boat Holdings, Inc.*	131	3,986
EVgo, Inc.*,1	507	3,950
Ruth’s Hospitality Group, Inc.	235	3,859
PC Connection, Inc.	84	3,777
Accel Entertainment, Inc.*	414	3,772
Bowlero Corp.*	218	3,695
VSE Corp.	79	3,547
Haverty Furniture Companies, Inc.	111	3,542
Children’s Place, Inc.*	88	3,542
Beazer Homes USA, Inc.*	223	3,541
America’s Car-Mart, Inc.*	44	3,485

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Interface, Inc. — Class A	427	$3,467
Hawaiian Holdings, Inc.*	378	3,462
Xperi, Inc.*	310	3,388
Kimball International, Inc. — Class B	272	3,373
Genesco, Inc.*	90	3,319
Shoe Carnival, Inc.	129	3,309
Designer Brands, Inc. — Class A	377	3,295
Movado Group, Inc.	113	3,251
Nikola Corp.*,1	2,488	3,010
Lovesac Co.*	103	2,977
Solid Power, Inc.*	978	2,944
Rush Enterprises, Inc. — Class B	49	2,935
REV Group, Inc.	244	2,926
Miller Industries, Inc.	82	2,899
Marcus Corp.	177	2,832
Hudson Technologies, Inc.*	321	2,802
Aspen Aerogels, Inc.*	371	2,764
Frontier Group Holdings, Inc.*	279	2,745
Blue Bird Corp.*	130	2,656
Global Industrial Co.	97	2,604
Qurate Retail, Inc. — Class A*	2,613	2,581
Liberty Media Corporation-Liberty Braves — Class A*	74	2,559
Johnson Outdoors, Inc. — Class A	40	2,520
Hovnanian Enterprises, Inc. — Class A*	37	2,510
Proterra, Inc.*	1,649	2,506
Sportsman’s Warehouse Holdings, Inc.*	291	2,468
PetMed Express, Inc.	150	2,436
Destination XL Group, Inc.*	435	2,397
Lindblad Expeditions Holdings, Inc.*	247	2,361
OneWater Marine, Inc. — Class A*,1	84	2,349
Build-A-Bear Workshop, Inc. — Class A	101	2,347
Kura Sushi USA, Inc. — Class A*	35	2,304
Big Lots, Inc.	209	2,291
Funko, Inc. — Class A*	237	2,235
Zumiez, Inc.*	117	2,157
Forestar Group, Inc.*	136	2,116
Dream Finders Homes, Inc. — Class A*	156	2,067
Clarus Corp.	215	2,032
Hyliion Holdings Corp.*	1,013	2,006
Bluegreen Vacations Holding Corp.	70	1,917
Full House Resorts, Inc.*	245	1,771
Microvast Holdings, Inc.*	1,271	1,576
TuSimple Holdings, Inc. — Class A*	1,044	1,535
Workhorse Group, Inc.*	1,125	1,496
Century Casinos, Inc.*	204	1,495
Noodles & Co.*	304	1,474
NEOGAMES S.A.*	97	1,474
GrowGeneration Corp.*	428	1,464
Rush Street Interactive, Inc.*	453	1,409
El Pollo Loco Holdings, Inc.	145	1,391
Canoo, Inc.*	2,092	1,365
ONE Group Hospitality, Inc.*	168	1,361
Tilly’s, Inc. — Class A*	168	1,295
Snap One Holdings Corp.*	135	1,262
Big 5 Sporting Goods Corp.	160	1,230
Rocky Brands, Inc.	52	1,200
First Watch Restaurant Group, Inc.*	74	1,188
Cato Corp. — Class A	134	1,185
Citi Trends, Inc.*	61	1,160
Purple Innovation, Inc.*	433	1,143
Fossil Group, Inc.*	348	1,114
Weyco Group, Inc.	44	1,113
ThredUp, Inc. — Class A*	438	1,108
Tile Shop Holdings, Inc.*	228	1,069
Sonder Holdings, Inc.*	1,409	1,067
Holley, Inc.*	383	1,049
Motorcar Parts of America, Inc.*	140	1,042
Biglari Holdings, Inc. — Class B*	6	1,015
Traeger, Inc.*	245	1,007
Reservoir Media, Inc.*	153	998
Mullen Automotive, Inc.*	7,475	981
Universal Electronics, Inc.*	91	923
Rite Aid Corp.*	409	916
Aeva Technologies, Inc.*	723	860
Container Store Group, Inc.*	243	833
Tupperware Brands Corp.*	330	825
LL Flooring Holdings, Inc.*	216	821
Marine Products Corp.	62	818
Lordstown Motors Corp. — Class A*	1,190	789
Wheels Up Experience, Inc.*	1,191	754
Superior Group of Companies, Inc.	87	685
Cenntro Electric Group Ltd.*	1,374	635
Duluth Holdings, Inc. — Class B*	97	619
Conn’s, Inc.*	97	588
Lifetime Brands, Inc.	96	565
Hyzon Motors, Inc.*	656	535
Torrid Holdings, Inc.*,1	108	471
PLBY Group, Inc.*	233	461
Landsea Homes Corp.*	74	448
Vinco Ventures, Inc.*,1	1,299	417
Aterian, Inc.*	454	390
Express, Inc.*	479	378
F45 Training Holdings, Inc.*	274	318
Bed Bath & Beyond, Inc.*	606	259
Xos, Inc.*	415	218
CompX International, Inc.	12	217
JOANN, Inc.	83	132
Lightning eMotors, Inc.*	309	89
Cepton, Inc.*	55	25
Total Consumer, Cyclical		2,115,209

Technology — 8.5%
Silicon Laboratories, Inc.*	234	40,971
SPS Commerce, Inc.*	267	40,664
Rambus, Inc.*	789	40,444
Tenable Holdings, Inc.*	825	39,196
ExlService Holdings, Inc.*	239	38,677
Super Micro Computer, Inc.*	347	36,973
Qualys, Inc.*	284	36,926
Workiva, Inc.*	353	36,151
Power Integrations, Inc.	419	35,464
Maximus, Inc.	447	35,179
Insight Enterprises, Inc.*	232	33,167
Synaptics, Inc.*	292	32,456

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Axcelis Technologies, Inc.*	242	$32,246
Onto Innovation, Inc.*	366	32,164
Diodes, Inc.*	329	30,518
MACOM Technology Solutions Holdings, Inc.*	401	28,407
Altair Engineering, Inc. — Class A*	385	27,762
Box, Inc. — Class A*	1,032	27,647
Blackline, Inc.*	408	27,397
Duolingo, Inc.*	177	25,238
Envestnet, Inc.*	408	23,937
Blackbaud, Inc.*	345	23,909
ACI Worldwide, Inc.*	828	22,339
PagerDuty, Inc.*	638	22,317
Kulicke & Soffa Industries, Inc.	412	21,708
Impinj, Inc.*	158	21,412
Ambarella, Inc.*	273	21,136
Sprout Social, Inc. — Class A*	345	21,004
MicroStrategy, Inc. — Class A*	71	20,755
Varonis Systems, Inc.*	789	20,522
DigitalOcean Holdings, Inc.*	518	20,290
Rapid7, Inc.*	436	20,017
Evolent Health, Inc. — Class A*	612	19,859
Amkor Technology, Inc.	757	19,697
MaxLinear, Inc. — Class A*	537	18,908
CommVault Systems, Inc.*	332	18,838
FormFactor, Inc.*	576	18,346
Progress Software Corp.	317	18,212
Appfolio, Inc. — Class A*	144	17,925
Verint Systems, Inc.*	478	17,801
Verra Mobility Corp.*	1,035	17,512
SiTime Corp.*	119	16,925
Fastly, Inc. — Class A*	837	14,865
C3.ai, Inc. — Class A*,1	440	14,771
NetScout Systems, Inc.*	503	14,411
Cohu, Inc.*	348	13,360
Appian Corp. — Class A*	298	13,225
Xerox Holdings Corp.	853	13,136
Clear Secure, Inc. — Class A	476	12,457
CSG Systems International, Inc.	229	12,297
Agilysys, Inc.*	146	12,046
Phreesia, Inc.*	367	11,850
Asana, Inc. — Class A*	550	11,622
Semtech Corp.*	472	11,394
Parsons Corp.*	252	11,275
ACV Auctions, Inc. — Class A*	868	11,206
Ultra Clean Holdings, Inc.*	337	11,175
Schrodinger Incorporated/United States*	403	10,611
Apollo Medical Holdings, Inc.*	290	10,576
Privia Health Group, Inc.*	381	10,519
Veradigm, Inc.*	803	10,479
Sumo Logic, Inc.*	867	10,387
Everbridge, Inc.*	295	10,228
3D Systems Corp.*	945	10,130
PDF Solutions, Inc.*	222	9,413
Model N, Inc.*	275	9,204
Zuora, Inc. — Class A*	929	9,179
Momentive Global, Inc.*	973	9,068
Zeta Global Holdings Corp. — Class A*	819	8,870
Digi International, Inc.*	257	8,656
E2open Parent Holdings, Inc.*	1,487	8,654
Digital Turbine, Inc.*	693	8,565
AvidXchange Holdings, Inc.*	1,094	8,533
PROS Holdings, Inc.*	305	8,357
Cerence, Inc.*	297	8,343
Avid Technology, Inc.*	257	8,219
Yext, Inc.*	836	8,034
Veeco Instruments, Inc.*	374	7,903
Donnelley Financial Solutions, Inc.*	188	7,682
Photronics, Inc.*	448	7,428
NextGen Healthcare, Inc.*	409	7,121
Adeia, Inc.	778	6,893
PowerSchool Holdings, Inc. — Class A*	341	6,759
PAR Technology Corp.*	198	6,724
N-able, Inc.*	509	6,719
ForgeRock, Inc. — Class A*	322	6,633
Outset Medical, Inc.*	358	6,587
SMART Global Holdings, Inc.*	358	6,172
Olo, Inc. — Class A*	672	5,484
IonQ, Inc.*	887	5,455
Corsair Gaming, Inc.*	297	5,450
TTEC Holdings, Inc.	140	5,212
CEVA, Inc.*	171	5,203
Amplitude, Inc. — Class A*	417	5,187
OneSpan, Inc.*	296	5,180
Simulations Plus, Inc.	117	5,141
Sapiens International Corporation N.V.	236	5,126
EngageSmart, Inc.*	262	5,044
Pitney Bowes, Inc.	1,292	5,026
Intapp, Inc.*	107	4,798
Consensus Cloud Solutions, Inc.*	139	4,739
Health Catalyst, Inc.*	405	4,726
Alignment Healthcare, Inc.*	726	4,617
Desktop Metal, Inc. — Class A*	1,978	4,549
Matterport, Inc.*	1,653	4,513
Alpha & Omega Semiconductor Ltd.*	165	4,447
PubMatic, Inc. — Class A*	318	4,395
Conduent, Inc.*	1,268	4,349
BigCommerce Holdings, Inc.*	480	4,291
Grid Dynamics Holdings, Inc.*	366	4,194
ACM Research, Inc. — Class A*	357	4,177
Vimeo, Inc.*	1,069	4,094
Integral Ad Science Holding Corp.*	285	4,067
AvePoint, Inc.*	965	3,976
8x8, Inc.*	830	3,461
Alkami Technology, Inc.*	267	3,380
Instructure Holdings, Inc.*	129	3,341
Computer Programs and Systems, Inc.*	108	3,262
Domo, Inc. — Class B*	228	3,235
Sharecare, Inc.*	2,199	3,123
SolarWinds Corp.*	361	3,105
Mitek Systems, Inc.*	314	3,011
MeridianLink, Inc.*	171	2,958
American Software, Inc. — Class A	232	2,926
Cvent Holding Corp.*	338	2,826

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
ON24, Inc.*	312	$2,733
Bandwidth, Inc. — Class A*	173	2,630
Ebix, Inc.	196	2,585
Daily Journal Corp.*	9	2,565
Cantaloupe, Inc.*	441	2,514
LivePerson, Inc.*	525	2,315
Playstudios, Inc.*	592	2,184
Inspired Entertainment, Inc.*	163	2,085
Enfusion, Inc. — Class A*	197	2,069
Digimarc Corp.*	102	2,004
Unisys Corp.*	494	1,917
EverCommerce, Inc.*	181	1,915
Nutex Health, Inc.*	1,868	1,887
Vuzix Corp.*	443	1,834
Ouster, Inc.*	2,123	1,776
HireRight Holdings Corp.*	157	1,666
IBEX Holdings Ltd.*	66	1,610
Rimini Street, Inc.*	365	1,504
Blend Labs, Inc. — Class A*	1,396	1,391
Skillz, Inc.*	2,318	1,375
Brightcove, Inc.*	307	1,366
Veritone, Inc.*	233	1,358
Faraday Future Intelligent Electric, Inc.*	3,739	1,324
Red Violet, Inc.*	72	1,267
Skillsoft Corp.*	606	1,212
AXT, Inc.*	303	1,206
Outbrain, Inc.*	290	1,198
eGain Corp.*	156	1,184
Weave Communications, Inc.*	233	1,158
CS Disco, Inc.*	166	1,102
Telos Corp.*	402	1,017
Atomera, Inc.*	152	968
Velo3D, Inc.*	422	958
SkyWater Technology, Inc.*	84	956
Upland Software, Inc.*	218	937
Porch Group, Inc.*	605	865
Cardlytics, Inc.*	238	808
Rackspace Technology, Inc.*	429	807
Markforged Holding Corp.*	839	804
NextNav, Inc.*	345	700
Diebold Nixdorf, Inc.*	545	654
SecureWorks Corp. — Class A*	74	634
Arteris, Inc.*	130	550
LiveVox Holdings, Inc.*	167	516
WM Technology, Inc.*	552	469
Viant Technology, Inc. — Class A*	106	461
Latch, Inc.*	498	380
IronNet, Inc.*	493	173
Rigetti Computing, Inc.*	237	172
Pear Therapeutics, Inc.*	514	131
Cerberus Cyber Sentinel Corp.*	361	122
Kaleyra, Inc.*	62	102
Total Technology		1,796,938

Energy — 5.2%
Chord Energy Corp.	307	41,322
Murphy Oil Corp.	1,088	40,234
ChampionX Corp.	1,478	40,098
Matador Resources Co.	830	39,550
PBF Energy, Inc. — Class A	873	37,853
Civitas Resources, Inc.	544	37,177
Denbury, Inc.*	370	32,423
Weatherford International plc*	522	30,981
Valaris Ltd.*	454	29,537
Magnolia Oil & Gas Corp. — Class A	1,288	28,182
Shoals Technologies Group, Inc. — Class A*	1,202	27,394
Helmerich & Payne, Inc.	759	27,134
SM Energy Co.	898	25,288
Kosmos Energy Ltd.*	3,371	25,080
Array Technologies, Inc.*	1,125	24,615
Noble Corporation plc*	622	24,550
Peabody Energy Corp.*	879	22,502
California Resources Corp.	547	21,060
CNX Resources Corp.*	1,241	19,881
Patterson-UTI Energy, Inc.	1,602	18,743
Permian Resources Corp.	1,737	18,239
Equitrans Midstream Corp.	3,069	17,739
Alpha Metallurgical Resources, Inc.	112	17,472
Tidewater, Inc.*	345	15,208
CONSOL Energy, Inc.	256	14,917
Northern Oil and Gas, Inc.	488	14,811
Arch Resources, Inc.	110	14,461
Warrior Met Coal, Inc.	384	14,097
Oceaneering International, Inc.*	746	13,152
Liberty Energy, Inc. — Class A	993	12,720
Callon Petroleum Co.*	368	12,306
Green Plains, Inc.*	397	12,303
Sitio Royalties Corp. — Class A	523	11,820
Delek US Holdings, Inc.	513	11,773
Expro Group Holdings N.V.*	641	11,769
Sunnova Energy International, Inc.*	741	11,574
Borr Drilling Ltd.*	1,486	11,264
Par Pacific Holdings, Inc.*	365	10,658
NexTier Oilfield Solutions, Inc.*	1,311	10,422
Archrock, Inc.	1,011	9,877
NOW, Inc.*	823	9,176
Diamond Offshore Drilling, Inc.*	747	8,994
FuelCell Energy, Inc.*,1	3,013	8,587
SunPower Corp. — Class A*	611	8,456
Nabors Industries Ltd.*	68	8,290
Helix Energy Solutions Group, Inc.*	1,067	8,259
Talos Energy, Inc.*	517	7,672
Comstock Resources, Inc.	685	7,391
CVR Energy, Inc.	220	7,212
Dril-Quip, Inc.*	249	7,144
US Silica Holdings, Inc.*	553	6,603
Gulfport Energy Corp.*	81	6,480
Stem, Inc.*	1,076	6,101
Ranger Oil Corp. — Class A	141	5,758
Vital Energy, Inc.*	123	5,601
SunCoke Energy, Inc.	622	5,585
Fluence Energy, Inc.*	270	5,468
ProPetro Holding Corp.*	652	4,688
Tellurian, Inc.*	3,809	4,685

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Berry Corp.	567	$4,451
RPC, Inc.	555	4,268
Earthstone Energy, Inc. — Class A*	322	4,189
Vertex Energy, Inc.*,1	403	3,982
Bristow Group, Inc.*	174	3,898
Oil States International, Inc.*	464	3,865
Kinetik Holdings, Inc. — Class A	122	3,819
Montauk Renewables, Inc.*	480	3,778
Select Energy Services, Inc. — Class A	533	3,710
W&T Offshore, Inc.*	706	3,587
VAALCO Energy, Inc.	789	3,574
TPI Composites, Inc.*	273	3,563
SandRidge Energy, Inc.*	237	3,415
REX American Resources Corp.*	114	3,259
DMC Global, Inc.*	140	3,076
Excelerate Energy, Inc. — Class A	138	3,055
Riley Exploration Permian, Inc.	79	3,007
Crescent Energy Co. — Class A	243	2,748
TETRA Technologies, Inc.*	929	2,462
Newpark Resources, Inc.*	637	2,452
Gevo, Inc.*	1,469	2,262
ProFrac Holding Corp. — Class A*	172	2,179
Solaris Oilfield Infrastructure, Inc. — Class A	235	2,007
SilverBow Resources, Inc.*	87	1,988
Amplify Energy Corp.*	266	1,827
Eneti, Inc.	173	1,618
National Energy Services Reunited Corp.*	285	1,499
Ramaco Resources, Inc.	167	1,471
FutureFuel Corp.	192	1,417
Aris Water Solution, Inc. — Class A	165	1,285
Ring Energy, Inc.*	657	1,248
NextDecade Corp.*	227	1,128
HighPeak Energy, Inc.	48	1,104
NACCO Industries, Inc. — Class A	30	1,082
Energy Vault Holdings, Inc.*	475	1,017
Alto Ingredients, Inc.*	539	808
Cleanspark, Inc.*	286	795
Empire Petroleum Corp.*	48	596
Aemetis, Inc.*	220	510
Heliogen, Inc.*	676	162
Battalion Oil Corp.*	19	125
Total Energy		1,088,622

Communications — 3.3%
Iridium Communications, Inc.	922	57,099
TEGNA, Inc.	1,644	27,800
Maxar Technologies, Inc.	543	27,726
Ziff Davis, Inc.*	341	26,615
Calix, Inc.*	425	22,776
Cogent Communications Holdings, Inc.	321	20,454
Perficient, Inc.*	255	18,408
Viavi Solutions, Inc.*	1,657	17,945
Extreme Networks, Inc.*	932	17,820
InterDigital, Inc.	222	16,184
Yelp, Inc. — Class A*	499	15,319
Marqeta, Inc. — Class A*	3,241	14,811
Bumble, Inc. — Class A*	740	14,467
Cargurus, Inc.*	763	14,253
DigitalBridge Group, Inc.	1,166	13,980
Shutterstock, Inc.	178	12,923
Infinera Corp.*	1,426	11,066
Q2 Holdings, Inc.*	417	10,267
Upwork, Inc.*	896	10,143
Harmonic, Inc.*	687	10,023
CommScope Holding Company, Inc.*	1,532	9,759
ePlus, Inc.*	198	9,710
Cars.com, Inc.*	492	9,496
Magnite, Inc.*	976	9,038
Hims & Hers Health, Inc.*	906	8,987
ADTRAN Holdings, Inc.	566	8,977
Liberty Latin America Ltd. — Class C*	1,084	8,954
Revolve Group, Inc.*	305	8,021
Telephone & Data Systems, Inc.	753	7,914
Scholastic Corp.	218	7,460
A10 Networks, Inc.	471	7,296
TechTarget, Inc.*	201	7,260
Squarespace, Inc. — Class A*	226	7,180
Shenandoah Telecommunications Co.	362	6,885
Credo Technology Group Holding Ltd.*	721	6,792
Overstock.com, Inc.*	318	6,446
QuinStreet, Inc.*	377	5,983
Globalstar, Inc.*	5,106	5,923
Figs, Inc. — Class A*	951	5,887
Planet Labs PBC*	1,435	5,639
Open Lending Corp. — Class A*	787	5,540
Gogo, Inc.*	367	5,321
Gray Television, Inc.	610	5,319
Sinclair Broadcast Group, Inc. — Class A	299	5,131
Eventbrite, Inc. — Class A*	577	4,951
HealthStream, Inc.	181	4,905
EchoStar Corp. — Class A*	251	4,591
Anterix, Inc.*	136	4,493
Thryv Holdings, Inc.*	189	4,358
WideOpenWest, Inc.*	400	4,252
Clearfield, Inc.*	91	4,239
Stagwell, Inc.*	570	4,230
EW Scripps Co. — Class A*	436	4,103
AMC Networks, Inc. — Class A*	226	3,973
NETGEAR, Inc.*	211	3,906
IDT Corp. — Class B*	111	3,783
Boston Omaha Corp. — Class A*	155	3,669
iHeartMedia, Inc. — Class A*	899	3,506
ATN International, Inc.	81	3,314
Clear Channel Outdoor Holdings, Inc.*	2,721	3,265
Stitch Fix, Inc. — Class A*	617	3,153
Rover Group, Inc.*	691	3,130
Couchbase, Inc.*	204	2,868
Aviat Networks, Inc.*	82	2,826
MediaAlpha, Inc. — Class A*	182	2,726
Entravision Communications Corp. — Class A	443	2,680
Preformed Line Products Co.	19	2,433
Liquidity Services, Inc.*	183	2,410
Liberty Latin America Ltd. — Class A*	286	2,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
1-800-Flowers.com, Inc. — Class A*	206	$2,369
United States Cellular Corp.*	112	2,322
Quotient Technology, Inc.*	669	2,194
Ooma, Inc.*	172	2,152
EverQuote, Inc. — Class A*	147	2,043
CarParts.com, Inc.*	378	2,018
Gannett Company, Inc.*	1,075	2,010
ContextLogic, Inc. — Class A*	4,268	1,903
Ribbon Communications, Inc.*	540	1,847
OptimizeRx Corp.*	125	1,829
Nerdy, Inc.*	411	1,718
fuboTV, Inc.*	1,379	1,669
Cambium Networks Corp.*	86	1,524
Vivid Seats, Inc. — Class A*,1	189	1,442
Tucows, Inc. — Class A*	74	1,439
Consolidated Communications Holdings, Inc.*	555	1,432
Blade Air Mobility, Inc.*	419	1,416
DHI Group, Inc.*	320	1,242
BARK, Inc.*	846	1,227
Solo Brands, Inc. — Class A*	165	1,185
Lands’ End, Inc.*	113	1,098
DZS, Inc.*	138	1,089
Advantage Solutions, Inc.*	616	973
Allbirds, Inc. — Class A*	712	854
RealReal, Inc.*	652	822
Vacasa, Inc. — Class A*	853	821
Edgio, Inc.*	1,025	811
Innovid Corp.*	571	805
1stdibs.com, Inc.*	174	691
Groupon, Inc.*	161	678
Gambling.com Group Ltd.*	66	654
Cumulus Media, Inc. — Class A*	136	502
Focus Universal, Inc.*	197	491
Urban One, Inc.*	62	468
Urban One, Inc.*	85	468
RumbleON, Inc. — Class B*	77	467
Inseego Corp.*	644	375
Arena Group Holdings, Inc.*	86	365
Value Line, Inc.	7	338
Casa Systems, Inc.*	264	335
Terran Orbital Corp.*,1	179	329
KORE Group Holdings, Inc.*	263	321
Ondas Holdings, Inc.*	264	285
AdTheorent Holding Company, Inc.*	113	191
Audacy, Inc.*	889	120
Lulu’s Fashion Lounge Holdings, Inc.*	42	100
Cyxtera Technologies, Inc.*	283	86
Inspirato, Inc.*	73	70
aka Brands Holding Corp.*	84	46
Total Communications		694,772

Basic Materials — 3.0%
Commercial Metals Co.	862	42,152
ATI, Inc.*	916	36,145
Cabot Corp.	411	31,499
Balchem Corp.	235	29,723
Avient Corp.	672	27,659
HB Fuller Co.	397	27,175
Livent Corp.*	1,200	26,064
Hecla Mining Co.	4,083	25,845
Sensient Technologies Corp.	310	23,734
Rogers Corp.*	138	22,553
Ingevity Corp.*	277	19,811
Quaker Chemical Corp.	100	19,795
Arconic Corp.*	749	19,646
Innospec, Inc.	184	18,891
Stepan Co.	159	16,382
Carpenter Technology Corp.	356	15,935
Minerals Technologies, Inc.	242	14,622
Constellium SE*	932	14,241
Tronox Holdings plc — Class A	873	12,554
Orion Engineered Carbons S.A.	451	11,767
Sylvamo Corp.	251	11,611
Novagold Resources, Inc.*	1,785	11,103
Kaiser Aluminum Corp.	119	8,881
Compass Minerals International, Inc.	256	8,778
Mativ Holdings, Inc.	403	8,652
Coeur Mining, Inc.*	2,079	8,295
Piedmont Lithium, Inc.*	130	7,807
AdvanSix, Inc.	199	7,616
Uranium Energy Corp.*	2,638	7,598
AZZ, Inc.	183	7,547
Perimeter Solutions S.A.*	869	7,022
Ecovyst, Inc.*	624	6,895
Energy Fuels, Inc.*	1,164	6,495
Hawkins, Inc.	145	6,348
Schnitzer Steel Industries, Inc. — Class A	191	5,940
Trinseo plc	261	5,442
Koppers Holdings, Inc.	151	5,280
Diversey Holdings Ltd.*	583	4,716
American Vanguard Corp.	213	4,660
Haynes International, Inc.	91	4,558
Lightwave Logic, Inc.*	833	4,357
Ivanhoe Electric Incorporated / US*	342	4,155
Century Aluminum Co.*	387	3,870
Origin Materials, Inc.*	784	3,348
Rayonier Advanced Materials, Inc.*	460	2,884
Danimer Scientific, Inc.*	676	2,332
United States Lime & Minerals, Inc.	15	2,290
Intrepid Potash, Inc.*	82	2,263
Amyris, Inc.*	1,500	2,040
Codexis, Inc.*	457	1,892
Ur-Energy, Inc.*	1,563	1,657
Kronos Worldwide, Inc.	165	1,520
Dakota Gold Corp.*	385	1,394
5E Advanced Materials, Inc.*	241	1,306
Glatfelter Corp.	328	1,047
PolyMet Mining Corp.*	413	888
Unifi, Inc.*	106	866
Hycroft Mining Holding Corp.*	1,130	489
Valhi, Inc.	18	313
Terawulf, Inc.*	169	158
Total Basic Materials		640,506

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

	Shares	Value
Utilities — 2.7%
New Jersey Resources Corp.	710	$37,772
Brookfield Infrastructure Corp. — Class A	723	33,301
Ormat Technologies, Inc.	386	32,721
Portland General Electric Co.	660	32,267
ONE Gas, Inc.	397	31,454
Southwest Gas Holdings, Inc.	495	30,913
PNM Resources, Inc.	632	30,766
Black Hills Corp.	480	30,288
ALLETE, Inc.	424	27,293
Spire, Inc.	377	26,443
NorthWestern Corp.	429	24,822
American States Water Co.	273	24,267
California Water Service Group	401	23,338
Avista Corp.	545	23,135
Otter Tail Corp.	306	22,115
MGE Energy, Inc.	272	21,126
Clearway Energy, Inc. — Class C	612	19,174
Chesapeake Utilities Corp.	130	16,639
SJW Group	201	15,302
Northwest Natural Holding Co.	255	12,128
Ameresco, Inc. — Class A*	237	11,665
Middlesex Water Co.	130	10,156
Clearway Energy, Inc. — Class A	260	7,808
Unitil Corp.	119	6,788
York Water Co.	105	4,693
Altus Power, Inc.*,1	678	3,715
Artesian Resources Corp. — Class A	61	3,377
Global Water Resources, Inc.	99	1,231
FTC Solar, Inc.*	316	711
Via Renewables, Inc.	18	335
Total Utilities		565,743

Government — 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	206	3,580

Total Common Stocks
(Cost $19,629,157)		17,113,086

RIGHTS† - 0.0%
Basic Materials — 0.0%
PolyMet Mining Corp.*	230	—

Consumer, Non-cyclical — 0.0%
Oncternal Therapeutics, Inc.*,†††	7	—
Tobira Therapeutics, Inc.*,†††	141	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $153)		—

EXCHANGE-TRADED FUNDS† - 10.7%
Vanguard Russell 2000 ETF	15,743	1,134,756
iShares Russell 2000 Index ETF[1]	6,356	1,133,910
Total Exchange-Traded Funds
(Cost $2,799,130)		2,268,666

	Face Amount
U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
3.36% due 04/11/23[2,3]	$13,000	12,987
Total U.S. Treasury Bills
(Cost $12,987)		12,987

REPURCHASE AGREEMENTS††,4 - 8.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[5]	949,953	949,953
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[5]	375,310	375,310
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[5]	375,310	375,310
Total Repurchase Agreements
(Cost $1,700,573)		1,700,573

	Shares
SECURITIES LENDING COLLATERAL†,6 - 4.5%
Money Market Fund
First American Government Obligations Fund, 4.65%[7]	952,152	952,152
Total Securities Lending Collateral
(Cost $952,152)		952,152

Total Investments — 104.5%
(Cost $25,094,152)		$22,047,464
Other Assets & Liabilities, net - (4.5)%		(945,970)
Total Net Assets — 100.0%		$21,101,494

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	2	Jun 2023	$181,340	$8,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	4.93% (Federal Funds Rate + 0.10%)	At Maturity	06/28/23	535	$964,113	$26,434
BNP Paribas	Russell 2000 Index	Pay	5.03% (Federal Funds Rate + 0.20%)	At Maturity	06/28/23	198	357,426	9,884
Barclays Bank plc	Russell 2000 Index	Pay	4.82% (SOFR)	At Maturity	06/27/23	109	196,627	5,324
							$1,518,166	$41,642

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$17,113,086	$—	*	$—		$17,113,086
Rights	—	—		—	*	—
Exchange-Traded Funds	2,268,666	—		—		2,268,666
U.S. Treasury Bills	—	12,987		—		12,987
Repurchase Agreements	—	1,700,573		—		1,700,573
Securities Lending Collateral	952,152	—		—		952,152
Equity Futures Contracts**	8,120	—		—		8,120
Equity Index Swap Agreements**	—	41,642		—		41,642
Total Assets	$20,342,024	$1,755,202		$—		$22,097,226

*	Include securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $949,636 of securities loaned (cost $23,393,579)	$20,346,891
Repurchase agreements, at value (cost $1,700,573)	1,700,573
Cash	2,409
Segregated cash with broker	23,000
Unrealized appreciation on OTC swap agreements	41,642
Receivables:
Dividends	18,328
Variation margin on futures contracts	3,330
Fund shares sold	2,155
Swap settlement	1,902
Securities lending income	1,064
Interest	227
Total assets	22,141,521

Liabilities:
Payable for:
Return of securities lending collateral	952,152
Fund shares redeemed	23,531
Management fees	14,656
Transfer agent fees	6,633
Distribution and service fees	5,879
Portfolio accounting and administration fees	4,006
Trustees’ fees*	344
Miscellaneous	32,826
Total liabilities	1,040,027
Net assets	$21,101,494

Net assets consist of:
Paid in capital	$27,363,167
Total distributable earnings (loss)	(6,261,673)
Net assets	$21,101,494

A-Class:
Net assets	$3,805,764
Capital shares outstanding	86,335
Net asset value per share	$44.08
Maximum offering price per share (Net asset value divided by 95.25%)	$46.28

C-Class:
Net assets	$1,534,803
Capital shares outstanding	41,097
Net asset value per share	$37.35

H-Class:
Net assets	$15,760,927
Capital shares outstanding	358,441
Net asset value per share	$43.97

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $380)	$298,254
Interest	159,198
Income from securities lending, net	15,638
Total investment income	473,090

Expenses:
Management fees	188,978
Distribution and service fees:
A-Class	16,978
C-Class	16,204
H-Class	41,968
Transfer agent fees	57,037
Portfolio accounting and administration fees	48,364
Professional fees	14,153
Trustees’ fees*	4,579
Custodian fees	3,869
Interest expense	63
Miscellaneous	35,907
Total expenses	428,100
Net investment income	44,990

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,218,652)
Swap agreements	(1,077,345)
Futures contracts	(313,585)
Net realized loss	(2,609,582)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,625,134)
Swap agreements	(58,779)
Futures contracts	3,748
Net change in unrealized appreciation (depreciation)	(1,680,165)
Net realized and unrealized loss	(4,289,747)
Net decrease in net assets resulting from operations	$(4,244,757)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$44,990	$(408,854)
Net realized loss on investments	(2,609,582)	(836,810)
Net change in unrealized appreciation (depreciation) on investments	(1,680,165)	(1,231,604)
Net decrease in net assets resulting from operations	(4,244,757)	(2,477,268)

Distributions to shareholders:
A-Class	—	(1,380,296)
C-Class	—	(292,995)
H-Class	—	(2,471,695)
Total distributions to shareholders	—	(4,144,986)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,034,155	17,520,237
C-Class	287,217	1,581,608
H-Class	20,564,801	37,692,434
Distributions reinvested
A-Class	—	1,363,190
C-Class	—	220,999
H-Class	—	2,449,855
Cost of shares redeemed
A-Class	(15,994,733)	(23,403,707)
C-Class	(390,831)	(3,123,918)
H-Class	(20,271,844)	(47,441,374)
Net decrease from capital share transactions	(771,235)	(13,140,676)
Net decrease in net assets	(5,015,992)	(19,762,930)

Net assets:
Beginning of year	26,117,486	45,880,416
End of year	$21,101,494	$26,117,486

Capital share activity:
Shares sold
A-Class	339,145	293,769
C-Class	7,559	29,850
H-Class	453,292	631,536
Shares issued from reinvestment of distributions
A-Class	—	25,352
C-Class	—	4,804
H-Class	—	45,681
Shares redeemed
A-Class	(366,931)	(405,915)
C-Class	(10,500)	(59,133)
H-Class	(459,644)	(794,616)
Net decrease in shares	(37,079)	(228,672)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.66	$61.82	$32.24	$43.81	$43.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	(.69)	(.77)	— [b]	(.05)
Net gain (loss) on investments (realized and unrealized)	(6.71)	(3.41)	30.35	(10.89)	.19 [d]
Total from investment operations	(6.58)	(4.10)	29.58	(10.89)	.14
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(7.06)	—	(.67)	—
Total distributions	—	(7.06)	—	(.68)	—
Net asset value, end of period	$44.08	$50.66	$61.82	$32.24	$43.81

Total Return[c]	(12.99%)	(7.29%)	91.75%	(25.32%)	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,806	$5,781	$12,421	$10,712	$18,569
Ratios to average net assets:
Net investment income (loss)	0.28%	(1.14%)	(1.53%)	— [e]	(0.11%)
Total expenses	1.65%	1.60%	1.67%	1.73%	1.71%
Portfolio turnover rate	25%	76%	—	35%	112%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.24	$54.24	$28.50	$39.09	$39.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.98)	(.95)	(.29)	(.37)
Net gain (loss) on investments (realized and unrealized)	(5.68)	(2.96)	26.69	(9.62)	.20 [d]
Total from investment operations	(5.89)	(3.94)	25.74	(9.91)	(.17)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(7.06)	—	(.67)	—
Total distributions	—	(7.06)	—	(.68)	—
Net asset value, end of period	$37.35	$43.24	$54.24	$28.50	$39.09

Total Return[c]	(13.62%)	(8.05%)	90.32%	(25.88%)	(0.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,535	$1,904	$3,717	$1,590	$3,264
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(1.89%)	(2.28%)	(0.74%)	(0.91%)
Total expenses	2.40%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	25%	76%	—	35%	112%

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.53	$61.68	$32.17	$43.70	$43.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.66)	(.75)	.01	(.06)
Net gain (loss) on investments (realized and unrealized)	(6.65)	(3.43)	30.26	(10.86)	.19 [d]
Total from investment operations	(6.56)	(4.09)	29.51	(10.85)	.13
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(7.06)	—	(.67)	—
Total distributions	—	(7.06)	—	(.68)	—
Net asset value, end of period	$43.97	$50.53	$61.68	$32.17	$43.70

Total Return	(12.98%)	(7.29%)	91.73%	(25.30%)	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,761	$18,432	$29,743	$6,731	$19,384
Ratios to average net assets:
Net investment income (loss)	0.21%	(1.12%)	(1.52%)	0.01%	(0.14%)
Total expenses	1.65%	1.61%	1.67%	1.73%	1.71%
Portfolio turnover rate	25%	76%	—	35%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned 9.09%, while the Russell 2000 Index returned -11.61% over the same time period.

The sectors contributing the most to the return of the underlying index were Consumer Staples and Communication Services. The sectors detracting the most were Financials, Health Care, and Real Estate.

The holdings contributing the most to the return of the underlying index were Crocs, Inc., Iridium Communications, Inc., and Super Micro Computer, Inc. The holdings detracting the most were AMC Entertainment Holdings, Inc. - Class A, Avis Budget Group, Inc., and Silvergate Capital Corp. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	15.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.7%
Total	31.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	9.07%	(10.31%)	(11.93%)
A-Class Shares with sales charge‡	3.89%	(11.18%)	(12.36%)
C-Class Shares	8.18%	(10.99%)	(12.58%)
C-Class Shares with CDSC§	7.18%	(10.99%)	(12.58%)
H-Class Shares	9.09%	(10.29%)	(11.91%)
Russell 2000 Index	(11.61%)	4.71%	9.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 31.5%
Guggenheim Strategy Fund II1	39,100	$946,618
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	97,310	944,879
Total Mutual Funds
(Cost $1,914,222)		1,891,497

	Face Amount
U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
4.21% due 05/02/23[2,3]	$50,000	49,815
Total U.S. Treasury Bills
(Cost $49,819)		49,815

REPURCHASE AGREEMENTS††,4 - 70.9%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[2]	2,379,286	2,379,286
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[2]	940,016	940,016
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[2]	940,016	940,016
Total Repurchase Agreements
(Cost $4,259,318)		4,259,318

Total Investments — 103.2%
(Cost $6,223,359)		$6,200,630
Other Assets & Liabilities, net - (3.2)%		(190,110)
Total Net Assets — 100.0%		$6,010,520

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Russell 2000 Index	Receive	4.63% (Federal Funds Rate - 0.20%)	At Maturity	06/28/23	349	$629,363	$(17,407)
Barclays Bank plc	Russell 2000 Index	Receive	4.32% (SOFR - 0.50%)	At Maturity	06/27/23	571	1,028,550	(27,853)
Goldman Sachs International	Russell 2000 Index	Receive	4.68% (Federal Funds Rate - 0.15%)	At Maturity	06/28/23	2,414	4,351,670	(120,355)
							$6,009,583	$(165,615)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,891,497	$—	$—	$1,891,497
U.S. Treasury Bills	—	49,815	—	49,815
Repurchase Agreements	—	4,259,318	—	4,259,318
Total Assets	$1,891,497	$4,309,133	$—	$6,200,630

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$165,615	$—	$165,615

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$959,911	$—	$—	$—	$(13,293)	$946,618	39,100	$35,148
Guggenheim Ultra Short Duration Fund — Institutional Class	952,665	—	—	—	(7,786)	944,879	97,310	30,357
	$1,912,576	$—	$—	$—	$(21,079)	$1,891,497		$65,505

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $49,819)	$49,815
Investments in affiliated issuers, at value (cost $1,914,222)	1,891,497
Repurchase agreements, at value (cost $4,259,318)	4,259,318
Segregated cash with broker	45,246
Receivables:
Fund shares sold	64,664
Dividends	8,016
Investment Adviser	577
Interest	568
Total assets	6,319,701

Liabilities:
Unrealized depreciation on OTC swap agreements	165,615
Payable for:
Fund shares redeemed	110,244
Swap settlement	10,809
Management fees	5,143
Transfer agent fees	2,392
Distribution and service fees	1,520
Trustees’ fees*	105
Miscellaneous	13,353
Total liabilities	309,181
Net assets	$6,010,520

Net assets consist of:
Paid in capital	$48,111,242
Total distributable earnings (loss)	(42,100,722)
Net assets	$6,010,520

A-Class:
Net assets	$501,159
Capital shares outstanding	8,334
Net asset value per share	$60.13
Maximum offering price per share (Net asset value divided by 95.25%)	$63.13

C-Class:
Net assets	$55,172
Capital shares outstanding	1,061
Net asset value per share	$52.00

H-Class:
Net assets	$5,454,189
Capital shares outstanding	90,335
Net asset value per share	$60.38

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$65,505
Interest	268,642
Total investment income	334,147

Expenses:
Management fees	107,887
Distribution and service fees:
A-Class	1,250
C-Class	473
H-Class	28,600
Transfer agent fees	26,088
Portfolio accounting and administration fees	16,885
Interest expense	5,760
Professional fees	5,603
Custodian fees	1,767
Trustees’ fees*	1,685
Miscellaneous	17,597
Total expenses	213,595
Less:
Expenses reimbursed by Adviser	(4,019)
Expenses waived by Adviser	(2,355)
Total waived/reimbursed expenses	(6,374)
Net expenses	207,221
Net investment income	126,926

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	470
Swap agreements	(789,380)
Futures contracts	(120,586)
Net realized loss	(909,496)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34)
Investments in affiliated issuers	(21,079)
Swap agreements	(143,753)
Net change in unrealized appreciation (depreciation)	(164,866)
Net realized and unrealized loss	(1,074,362)
Net decrease in net assets resulting from operations	$(947,436)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$126,926	$(70,365)
Net realized gain (loss) on investments	(909,496)	107,402
Net change in unrealized appreciation (depreciation) on investments	(164,866)	(200,849)
Net decrease in net assets resulting from operations	(947,436)	(163,812)

Capital share transactions:
Proceeds from sale of shares
A-Class	403,082	2,036,187
C-Class	117,157	10,281
H-Class	101,535,042	55,676,842
Cost of shares redeemed
A-Class	(372,766)	(1,774,903)
C-Class	(85,772)	(8,149)
H-Class	(100,505,459)	(55,343,428)
Net increase from capital share transactions	1,091,284	596,830
Net increase in net assets	143,848	433,018

Net assets:
Beginning of year	5,866,672	5,433,654
End of year	$6,010,520	$5,866,672

Capital share activity:
Shares sold
A-Class	6,565	36,508
C-Class	2,169	215
H-Class	1,660,486	1,004,972
Shares redeemed
A-Class	(6,263)	(34,263)
C-Class	(1,696)	(170)
H-Class	(1,667,628)	(999,148)
Net increase (decrease) in shares	(6,367)	8,114

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$55.13	$55.28	$120.61	$102.08	$104.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	(.64)	(.45)	.50	.70
Net gain (loss) on investments (realized and unrealized)	4.33 [f]	.49	(64.83)	18.73 [f]	(3.12)
Total from investment operations	5.00	(.15)	(65.28)	19.23	(2.42)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—
Total distributions	—	—	(.05)	(.70)	—
Net asset value, end of period	$60.13	$55.13	$55.28	$120.61	$102.08

Total Return[b]	9.07%	(0.27%)	(54.13%)	19.00%	(2.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$501	$443	$320	$207	$746
Ratios to average net assets:
Net investment income (loss)	1.13%	(1.17%)	(1.38%)	0.51%	0.65%
Total expenses[c]	1.80%	1.71%	1.80%	1.82%	1.83%
Net expenses[d]	1.75%	1.66%	1.78%	1.78%	1.81%
Portfolio turnover rate	—	—	14%	7%	40%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$48.07	$48.51	$106.73	$91.07	$93.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	(.89)	(.61)	(.30)	(.25)
Net gain (loss) on investments (realized and unrealized)	3.63 [f]	.45	(57.56)	16.66 [f]	(2.65)
Total from investment operations	3.93	(.44)	(58.17)	16.36	(2.90)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—
Total distributions	—	—	(.05)	(.70)	—
Net asset value, end of period	$52.00	$48.07	$48.51	$106.73	$91.07

Total Return[b]	8.18%	(0.91%)	(54.49%)	18.22%	(3.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55	$28	$26	$94	$460
Ratios to average net assets:
Net investment income (loss)	0.58%	(1.88%)	(2.15%)	(0.34%)	(0.26%)
Total expenses[c]	2.55%	2.46%	2.57%	2.57%	2.56%
Net expenses[d]	2.49%	2.40%	2.54%	2.53%	2.55%
Portfolio turnover rate	—	—	14%	7%	40%

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$55.35	$55.51	$121.09	$102.43	$104.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	(.64)	(.44)	.10	.55
Net gain (loss) on investments (realized and unrealized)	4.39 [f]	.48	(65.09)	19.26 [f]	(2.90)
Total from investment operations	5.03	(.16)	(65.53)	19.36	(2.35)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—
Total distributions	—	—	(.05)	(.70)	—
Net asset value, end of period	$60.38	$55.35	$55.51	$121.09	$102.43

Total Return	9.09%	(0.29%)	(54.13%)	19.08%	(2.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,454	$5,396	$5,087	$22,414	$9,392
Ratios to average net assets:
Net investment income (loss)	1.06%	(1.17%)	(1.42%)	0.07%	0.53%
Total expenses[c]	1.78%	1.71%	1.81%	1.82%	1.82%
Net expenses[d]	1.72%	1.66%	1.79%	1.79%	1.81%
Portfolio turnover rate	—	-—	14%	7%	40%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrial Average® (the “underlying index”).

For the Reporting Period, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average Index. Dow Jones Industrial Average® Fund H-Class returned -3.87%, while the Dow Jones Industrial Average Index returned -1.98% over the same time period.

The sectors contributing the most to the return of the underlying index were Consumer Discretionary, Health Care, and Energy. The sectors detracting the most were Information Technology, Communication Services, and Financials.

The holdings contributing the most to the return of the underlying index were McDonald’s Corp., Merck & Company, Inc., and Boeing Co. The holdings detracting the most were Walt Disney Co., 3M Co., and American Express Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings	(% of Total Net Assets)
UnitedHealth Group, Inc.	8.4%
Goldman Sachs Group, Inc.	5.8%
Home Depot, Inc.	5.2%
Microsoft Corp.	5.1%
McDonald’s Corp.	4.9%
Amgen, Inc.	4.3%
Caterpillar, Inc.	4.1%
Visa, Inc. — Class A	4.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.8%
Boeing Co.	3.8%
Top Ten Total	49.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	Since Inception (12/01/15)
A-Class Shares	(3.90%)	7.01%	9.40%
A-Class Shares with sales charge‡	(8.46%)	5.97%	8.68%
C-Class Shares	(4.61%)	6.22%	8.58%
C-Class Shares with CDSC§	(5.53%)	6.22%	8.58%
H-Class Shares	(3.87%)	7.01%	9.41%
Dow Jones Industrial Average Index	(1.98%)	9.01%	11.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	March 31, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 89.4%

Consumer, Non-cyclical — 21.0%
UnitedHealth Group, Inc.	4,481	$2,117,676
Amgen, Inc.	4,481	1,083,282
Johnson & Johnson	4,481	694,555
Procter & Gamble Co.	4,481	666,280
Merck & Company, Inc.	4,481	476,734
Coca-Cola Co.	4,481	277,956
Total Consumer, Non-cyclical		5,316,483

Financial — 18.0%
Goldman Sachs Group, Inc.	4,481	1,465,780
Visa, Inc. — Class A	4,481	1,010,286
Travelers Companies, Inc.	4,481	768,088
American Express Co.	4,481	739,141
JPMorgan Chase & Co.	4,481	583,919
Total Financial		4,567,214

Consumer, Cyclical — 15.6%
Home Depot, Inc.	4,481	1,322,433
McDonald’s Corp.	4,481	1,252,932
Walmart, Inc.	4,481	660,723
NIKE, Inc. — Class B	4,481	549,550
Walgreens Boots Alliance, Inc.	4,481	154,953
Total Consumer, Cyclical		3,940,591

Technology — 14.5%
Microsoft Corp.	4,481	1,291,873
Salesforce, Inc.*	4,481	895,214
Apple, Inc.	4,481	738,917
International Business Machines Corp.	4,481	587,414
Intel Corp.	4,481	146,394
Total Technology		3,659,812

Industrial — 13.0%
Caterpillar, Inc.	4,481	1,025,432
Boeing Co.*	4,481	951,899
Honeywell International, Inc.	4,481	856,409
3M Co.	4,481	470,998
Total Industrial		3,304,738

Communications — 3.4%
Walt Disney Co.*	4,481	448,683
Cisco Systems, Inc.	4,481	234,244
Verizon Communications, Inc.	4,481	174,266
Total Communications		857,193

Energy — 2.9%
Chevron Corp.	4,481	731,120

Basic Materials — 1.0%
Dow, Inc.	4,481	245,648

Total Common Stocks
(Cost $19,510,774)		22,622,799

MUTUAL FUNDS† - 7.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	98,739	958,754
Guggenheim Strategy Fund II1	37,085	897,823
Total Mutual Funds
(Cost $1,898,270)		1,856,577

	Face Amount
U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
4.21% due 05/02/23[2,3]	$100,000	99,630
Total U.S. Treasury Bills
(Cost $99,637)		99,630

REPURCHASE AGREEMENTS††,4 - 1.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[2]	160,334	160,334
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[2]	63,345	63,345
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[2]	63,345	63,345
Total Repurchase Agreements
(Cost $287,024)		287,024

Total Investments — 98.3%
(Cost $21,795,705)		$24,866,030
Other Assets & Liabilities, net — 1.7%		442,351
Total Net Assets — 100.0%		$25,308,381

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	5	Jun 2023	$836,450	$20,025

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	5.32% (SOFR + 0.50%)	At Maturity	06/27/23	37	$1,232,831	$20,529
BNP Paribas	Dow Jones Industrial Average Index	Pay	5.38% (Federal Funds Rate + 0.55%)	At Maturity	06/28/23	19	617,428	16,328
							$1,850,259	$36,857

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,622,799	$—	$—	$22,622,799
Mutual Funds	1,856,577	—	—	1,856,577
U.S. Treasury Bills	—	99,630	—	99,630
Repurchase Agreements	—	287,024	—	287,024
Equity Futures Contracts**	20,025	—	—	20,025
Equity Index Swap Agreements**	—	36,857	—	36,857
Total Assets	$24,499,401	$423,511	$—	$24,922,912

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$910,432	$—	$—	$—	$(12,609)	$897,823	37,085	$33,336
Guggenheim Ultra Short Duration Fund — Institutional Class	2,386,129	—	(1,400,000)	(41,542)	14,167	958,754	98,739	38,180
	$3,296,561	$—	$(1,400,000)	$(41,542)	$1,558	$1,856,577		$71,516

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $19,610,411)	$22,722,429
Investments in affiliated issuers, at value (cost $1,898,270)	1,856,577
Repurchase agreements, at value (cost $287,024)	287,024
Segregated cash with broker	40,000
Unrealized appreciation on OTC swap agreements	36,857
Receivables:
Fund shares sold	406,112
Dividends	17,306
Variation margin on futures contracts	10,350
Interest	38
Total assets	25,376,693

Liabilities:
Payable for:
Fund shares redeemed	16,095
Management fees	15,500
Professional fees	8,657
Transfer agent fees	7,364
Printing fees	5,005
Distribution and service fees	6,980
Portfolio accounting and administration fees	3,193
Trustees’ fees*	363
Swap settlement	194
Miscellaneous	4,961
Total liabilities	68,312
Net assets	$25,308,381

Net assets consist of:
Paid in capital	$24,234,818
Total distributable earnings (loss)	1,073,563
Net assets	$25,308,381

A-Class:
Net assets	$3,749,293
Capital shares outstanding	46,761
Net asset value per share	$80.18
Maximum offering price per share (Net asset value divided by 95.25%)	$84.18

C-Class:
Net assets	$2,846,201
Capital shares outstanding	37,752
Net asset value per share	$75.39

H-Class:
Net assets	$18,712,887
Capital shares outstanding	233,161
Net asset value per share	$80.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$512,455
Dividends from securities of affiliated issuers	71,516
Interest	58,520
Income from securities lending, net	1,867
Total investment income	644,358

Expenses:
Management fees	211,659
Distribution and service fees:
A-Class	11,015
C-Class	27,022
H-Class	52,782
Transfer agent fees	61,153
Portfolio accounting and administration fees	39,945
Registration fees	18,407
Professional fees	14,781
Trustees’ fees*	4,337
Custodian fees	4,239
Interest expense	630
Line of credit fees	44
Miscellaneous	16,959
Total expenses	462,973
Less:
Expenses waived by Adviser	(3,484)
Net expenses	459,489
Net investment income	184,869

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,990,036
Investments in affiliated issuers	(41,542)
Swap agreements	(81,382)
Futures contracts	(79,503)
Net realized gain	3,787,609
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,283,172)
Investments in affiliated issuers	1,558
Swap agreements	44,955
Futures contracts	24,312
Net change in unrealized appreciation (depreciation)	(3,212,347)
Net realized and unrealized gain	575,262
Net increase in net assets resulting from operations	$760,131

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$184,869	$25,847
Net realized gain (loss) on investments	3,787,609	(2,594,628)
Net change in unrealized appreciation (depreciation) on investments	(3,212,347)	922,717
Net increase (decrease) in net assets resulting from operations	760,131	(1,646,064)

Distributions to shareholders:
A-Class	(125,880)	(73,239)
C-Class	(88,282)	(39,310)
H-Class	(617,177)	(328,493)
Total distributions to shareholders	(831,339)	(441,042)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,530,435	14,137,715
C-Class	719,834	757,554
H-Class	136,595,167	112,056,497
Distributions reinvested
A-Class	122,857	71,724
C-Class	85,555	38,732
H-Class	614,515	327,965
Cost of shares redeemed
A-Class	(17,340,135)	(12,752,208)
C-Class	(719,478)	(723,714)
H-Class	(141,871,511)	(104,478,439)
Net increase (decrease) from capital share transactions	(5,262,761)	9,435,826
Net increase (decrease) in net assets	(5,333,969)	7,348,720

Net assets:
Beginning of year	30,642,350	23,293,630
End of year	$25,308,381	$30,642,350

Capital share activity:
Shares sold
A-Class	205,921	162,368
C-Class	9,409	9,166
H-Class	1,714,832	1,271,008
Shares issued from reinvestment of distributions
A-Class	1,554	807
C-Class	1,149	458
H-Class	7,766	3,685
Shares redeemed
A-Class	(214,524)	(145,006)
C-Class	(9,543)	(8,752)
H-Class	(1,756,498)	(1,218,778)
Net increase (decrease) in shares	(39,934)	74,956

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$86.09	$82.82	$57.33	$70.54	$66.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.05	.02	.47	.55
Net gain (loss) on investments (realized and unrealized)	(3.90)[e]	4.32 [e]	29.21	(10.67)	4.78
Total from investment operations	(3.38)	4.37	29.23	(10.20)	5.33
Less distributions from:
Net investment income	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$80.18	$86.09	$82.82	$57.33	$70.54

Total Return[b]	(3.90%)	5.23%	51.61%	(15.38%)	8.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,749	$4,632	$2,952	$2,652	$19,022
Ratios to average net assets:
Net investment income (loss)	0.65%	0.05%	0.02%	0.65%	0.80%
Total expenses[c]	1.57%	1.56%	1.69%	1.66%	1.61%
Net expenses[d]	1.55%	1.55%	1.68%	1.64%	1.61%
Portfolio turnover rate	414%	240%	110%	186%	465%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$81.70	$79.25	$55.37	$68.74	$64.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.56)	(.49)	(.02)	.03
Net gain (loss) on investments (realized and unrealized)	(3.75)[e]	4.11 [e]	28.11	(10.34)	4.69
Total from investment operations	(3.78)	3.55	27.62	(10.36)	4.72
Less distributions from:
Net investment income	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$75.39	$81.70	$79.25	$55.37	$68.74

Total Return[b]	(4.61%)	4.43%	50.52%	(16.03%)	7.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,846	$3,001	$2,842	$1,637	$1,731
Ratios to average net assets:
Net investment income (loss)	(0.04%)	(0.68%)	(0.70%)	(0.03%)	0.04%
Total expenses[c]	2.32%	2.32%	2.44%	2.42%	2.36%
Net expenses[d]	2.30%	2.31%	2.43%	2.40%	2.36%
Portfolio turnover rate	414%	240%	110%	186%	465%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$86.15	$82.88	$57.36	$70.59	$66.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.17	.03	.51	.55
Net gain (loss) on investments (realized and unrealized)	(3.96)[e]	4.20 [e]	29.23	(10.73)	4.79
Total from investment operations	(3.36)	4.37	29.26	(10.22)	5.34
Less distributions from:
Net investment income	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$80.26	$86.15	$82.88	$57.36	$70.59

Total Return	(3.87%)	5.23%	51.64%	(15.40%)	8.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,713	$23,009	$17,500	$24,331	$40,617
Ratios to average net assets:
Net investment income (loss)	0.74%	0.19%	0.05%	0.70%	0.80%
Total expenses[c]	1.57%	1.57%	1.70%	1.66%	1.62%
Net expenses[d]	1.56%	1.55%	1.69%	1.64%	1.62%
Portfolio turnover rate	414%	240%	110%	186%	465%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Government Long Bond 1.2x Strategy Fund Investor Class returned -25.66%. The Price Movement of the Long Treasury Bond was -23.32% over the same period. For comparison, the return the Bloomberg U.S. Long Treasury Index was -16.00% and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -20.19%.

As prices of long-term Treasury bonds fell over the Reporting Period, their yields rose, from 2.44% to 3.67%, with yields moving between 3.5-4.0% for the first quarter of 2023. Yields of on-the-run U.S. Treasury 30 year bonds reached their peak for the Reporting Period in October, around 4.38%.

This performance was partly due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes—eight times in the Reporting Period for a cumulative total of 4.50%, taking rates to their highest level since the mid-2000s. That included two hikes in the first quarter of 2023, each 25 basis points, to lift the Fed funds rate range to 4.75-5.00%.

The hikes were in response to inflation that soared to a 40-year high in 2022, due in part to consumer demand and a tight labor market. Inflation cooled in the last months of 2022, but is still above its 2% long-term target. Resilient labor market data and services inflation suggest the Fed’s job may not be done. At the same time, concerns over the lags of monetary tightening and banking sector stability argue for a more cautious approach to policy. The Fed is wary of letting financial conditions ease too far and too fast, which would undo the economic impact of their aggressive rate hikes.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings	(% of Total Net Assets)
U.S. Treasury Bonds	85.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.6%
Guggenheim Strategy Fund II	4.4%
Total	95.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(25.66%)	(3.21%)	0.05%
A-Class Shares	(25.88%)	(3.48%)	(0.17%)
A-Class Shares with sales charge‡	(29.40%)	(4.41%)	(0.66%)
C-Class Shares	(26.47%)	(4.19%)	(0.95%)
C-Class Shares with CDSC§	(27.18%)	(4.19%)	(0.95%)
Bloomberg U.S. Long Treasury Index	(16.00%)	(0.35%)	1.45%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(20.19%)	(1.15%)	0.93%
Price Movement of Long Treasury Bond**	(23.32%)	(3.66%)	(1.77%)

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(25.87%)	(3.47%)	(0.41%)
Bloomberg U.S. Long Treasury Index	(16.00%)	(0.35%)	1.65%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(20.19%)	(1.15%)	(1.08%)
Price Movement of Long Treasury Bond**	(23.32%)	(3.66%)	(1.50%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 year Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	March 31, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	253,606	$2,462,516
Guggenheim Strategy Fund II1	81,235	1,966,699
Total Mutual Funds
(Cost $4,535,378)		4,429,215

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 85.0%
U.S. Treasury Bonds
3.63% due 02/15/53	$38,100,000	37,826,156
Total U.S. Government Securities
(Cost $36,376,610)		37,826,156

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
3.36% due 04/11/23[2,3]	851,000	850,134
Total U.S. Treasury Bills
(Cost $850,149)		850,134

REPURCHASE AGREEMENTS††,4 - 2.0%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	501,956	501,956
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	198,314	198,314
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	198,314	198,314
Total Repurchase Agreements
(Cost $898,584)		898,584

Total Investments — 98.9%
(Cost $42,660,721)		$44,004,089
Other Assets & Liabilities, net — 1.1%		510,703
Total Net Assets — 100.0%		$44,514,792

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	118	Jun 2023	$16,711,750	$720,470

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,429,215	$—	$—	$4,429,215
U.S. Government Securities	—	37,826,156	—	37,826,156
U.S. Treasury Bills	—	850,134	—	850,134
Repurchase Agreements	—	898,584	—	898,584
Interest Rate Futures Contracts**	720,470	—	—	720,470
Total Assets	$5,149,685	$39,574,874	$—	$44,724,559

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,728,073	$—	$(3,700,000)	$(87,149)	$25,775	$1,966,699	81,235	$85,395
Guggenheim Ultra Short Duration Fund — Institutional Class	5,526,328	—	(3,000,000)	(96,827)	33,015	2,462,516	253,606	91,312
	$11,254,401	$—	$(6,700,000)	$(183,976)	$58,790	$4,429,215		$176,707

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $37,226,759)	$38,676,290
Investments in affiliated issuers, at value (cost $4,535,378)	4,429,215
Repurchase agreements, at value (cost $898,584)	898,584
Segregated cash with broker	51,424
Receivables:
Securities sold	12,608,719
Fund shares sold	338,639
Variation margin on futures contracts	257,527
Interest	229,035
Dividends	18,739
Total assets	57,508,172

Liabilities:
Payable for:
Fund shares redeemed	12,910,812
Management fees	22,065
Transfer agent fees	11,184
Distribution and service fees	7,982
Portfolio accounting and administration fees	6,889
Trustees’ fees*	782
Miscellaneous	33,666
Total liabilities	12,993,380
Net assets	$44,514,792

Net assets consist of:
Paid in capital	$105,816,126
Total distributable earnings (loss)	(61,301,334)
Net assets	$44,514,792

Investor Class:
Net assets	$17,260,145
Capital shares outstanding	644,164
Net asset value per share	$26.79

A-Class:
Net assets	$2,647,912
Capital shares outstanding	97,826
Net asset value per share	$27.07
Maximum offering price per share (Net asset value divided by 95.25%)	$28.42

C-Class:
Net assets	$384,160
Capital shares outstanding	14,269
Net asset value per share	$26.92

H-Class:
Net assets	$24,222,575
Capital shares outstanding	893,866
Net asset value per share	$27.10

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$176,707
Interest	1,839,579
Total investment income	2,016,286

Expenses:
Management fees	311,446
Distribution and service fees:
A-Class	5,257
C-Class	1,909
H-Class	93,663
Transfer agent fees	121,222
Portfolio accounting and administration fees	81,508
Registration fees	47,849
Professional fees	36,927
Trustees’ fees*	12,279
Custodian fees	9,184
Line of credit fees	24
Miscellaneous	4,715
Total expenses	725,983
Less:
Expenses waived by Adviser	(8,291)
Net expenses	717,692
Net investment income	1,298,594

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(27,262,668)
Investments in affiliated issuers	(183,976)
Futures contracts	(9,788,707)
Net realized loss	(37,235,351)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	610,206
Investments in affiliated issuers	58,790
Futures contracts	645,428
Net change in unrealized appreciation (depreciation)	1,314,424
Net realized and unrealized loss	(35,920,927)
Net decrease in net assets resulting from operations	$(34,622,333)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,298,594	$644,943
Net realized loss on investments	(37,235,351)	(8,916,731)
Net change in unrealized appreciation (depreciation) on investments	1,314,424	1,610,186
Net decrease in net assets resulting from operations	(34,622,333)	(6,661,602)

Distributions to shareholders:
Investor Class	(482,297)	(247,228)
A-Class	(45,813)	(16,711)
H-Class	(765,619)	(380,952)
Total distributions to shareholders	(1,293,729)	(644,891)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,129,806,243	1,284,348,371
A-Class	3,185,992	2,191,417
C-Class	844,347	1,249,077
H-Class	749,356,668	870,390,775
Distributions reinvested
Investor Class	407,526	226,961
A-Class	44,878	15,380
H-Class	765,619	380,769
Cost of shares redeemed
Investor Class	(1,104,284,363)	(1,331,286,210)
A-Class	(2,176,557)	(1,404,749)
C-Class	(573,858)	(1,223,686)
H-Class	(760,516,645)	(910,236,231)
Net increase (decrease) from capital share transactions	16,859,850	(85,348,126)
Net decrease in net assets	(19,056,212)	(92,654,619)

Net assets:
Beginning of year	63,571,004	156,225,623
End of year	$44,514,792	$63,571,004

Capital share activity:
Shares sold
Investor Class	37,816,102	32,025,430
A-Class	112,769	52,021
C-Class	29,443	30,512
H-Class	26,450,947	20,875,218
Shares issued from reinvestment of distributions
Investor Class	14,010	5,560
A-Class	1,631	371
H-Class	27,540	9,240
Shares redeemed
Investor Class	(37,508,178)	(33,537,449)
A-Class	(76,327)	(34,615)
C-Class	(19,239)	(30,946)
H-Class	(26,903,414)	(21,782,726)
Net decrease in shares	(54,716)	(2,387,384)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$36.94	$37.93	$74.11	$53.22	$51.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.39	.25	.77	.96
Net gain (loss) on investments (realized and unrealized)	(10.11)	(1.00)	(14.59)	22.86	2.00
Total from investment operations	(9.47)	(.61)	(14.34)	23.63	2.96
Less distributions from:
Net investment income	(.68)	(.38)	(.25)	(.77)	(.95)
Net realized gains	—	—	(21.59)	(1.97)	—
Total distributions	(.68)	(.38)	(21.84)	(2.74)	(.95)
Net asset value, end of period	$26.79	$36.94	$37.93	$74.11	$53.22

Total Return	(25.66%)	(1.71%)	(24.72%)	45.84%	5.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,260	$11,904	$69,360	$37,919	$67,103
Ratios to average net assets:
Net investment income (loss)	2.15%	0.95%	0.40%	1.28%	1.94%
Total expenses[b]	1.01%	0.96%	1.07%	1.07%	1.07%
Net expenses[d]	0.99%	0.95%	1.05%	1.05%	1.06%
Portfolio turnover rate	2,562%	2,153%	1,938%	1,130%	1,182%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.34	$38.34	$74.70	$53.63	$51.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.28	.11	.72	.83
Net gain (loss) on investments (realized and unrealized)	(10.28)	(1.00)	(14.78)	22.95	2.01
Total from investment operations	(9.66)	(.72)	(14.67)	23.67	2.84
Less distributions from:
Net investment income	(.61)	(.28)	(.10)	(.63)	(.83)
Net realized gains	—	—	(21.59)	(1.97)	—
Total distributions	(.61)	(.28)	(21.69)	(2.60)	(.83)
Net asset value, end of period	$27.07	$37.34	$38.34	$74.70	$53.63

Total Return[c]	(25.88%)	(1.96%)	(24.98%)	45.48%	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,648	$2,231	$1,610	$2,775	$24,639
Ratios to average net assets:
Net investment income (loss)	2.18%	0.66%	0.18%	1.24%	1.65%
Total expenses[b]	1.25%	1.21%	1.30%	1.32%	1.33%
Net expenses[d]	1.24%	1.19%	1.29%	1.30%	1.32%
Portfolio turnover rate	2,562%	2,153%	1,938%	1,130%	1,182%

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$36.61	$37.63	$74.15	$53.27	$51.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(.05)	(.33)	.13	.45
Net gain (loss) on investments (realized and unrealized)	(10.09)	(.97)	(14.60)	22.92	2.04
Total from investment operations	(9.69)	(1.02)	(14.93)	23.05	2.49
Less distributions from:
Net investment income	—	—	—	(.20)	(.46)
Net realized gains	—	—	(21.59)	(1.97)	—
Total distributions	—	—	(21.59)	(2.17)	(.46)
Net asset value, end of period	$26.92	$36.61	$37.63	$74.15	$53.27

Total Return[c]	(26.47%)	(2.71%)	(25.55%)	44.41%	4.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$384	$149	$169	$1,249	$607
Ratios to average net assets:
Net investment income (loss)	1.41%	(0.12%)	(0.55%)	0.21%	0.91%
Total expenses[b]	2.01%	1.96%	2.05%	2.08%	2.07%
Net expenses[d]	1.99%	1.94%	2.03%	2.06%	2.06%
Portfolio turnover rate	2,562%	2,153%	1,938%	1,130%	1,182%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.37	$38.38	$74.75	$53.65	$51.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.28	.13	.61	.84
Net gain (loss) on investments (realized and unrealized)	(10.26)	(1.01)	(14.82)	23.09	2.01
Total from investment operations	(9.66)	(.73)	(14.69)	23.70	2.85
Less distributions from:
Net investment income	(.61)	(.28)	(.09)	(.63)	(.84)
Net realized gains	—	—	(21.59)	(1.97)	—
Total distributions	(.61)	(.28)	(21.68)	(2.60)	(.84)
Net asset value, end of period	$27.10	$37.37	$38.38	$74.75	$53.65

Total Return	(25.87%)	(1.95%)	(24.98%)	45.55%	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,223	$49,287	$85,087	$78,070	$42,397
Ratios to average net assets:
Net investment income (loss)	2.05%	0.69%	0.23%	1.02%	1.67%
Total expenses[b]	1.25%	1.21%	1.29%	1.32%	1.32%
Net expenses[d]	1.24%	1.19%	1.28%	1.30%	1.31%
Portfolio turnover rate	2,562%	2,153%	1,938%	1,130%	1,182%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Government Long Bond Strategy Fund Investor Class returned 25.15%. The Price Movement of the Long Treasury Bond was -23.32% over the same period. For comparison, the return the Bloomberg U.S. Long Treasury Index was -16.00% and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -20.19%.

As prices of long-term Treasury bonds fell over the Reporting Period, their yields rose, from 2.44% to 3.67%, with yields moving between 3.5-4.0% for the first quarter of 2023. Yields of on-the-run U.S. Treasury 30 year bonds reached their peak for the Reporting Period in October, around 4.38%.

This performance was partly due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes—eight times in the Reporting Period for a cumulative total of 4.50%, taking rates to their highest level since the mid-2000s. That included two hikes in the first quarter of 2023, each 25 basis points, to lift the Fed funds rate range to 4.75-5.00%.

The hikes were in response to inflation that soared to a 40-year high in 2022, due in part to consumer demand and a tight labor market. Inflation cooled in the last months of 2022, but is still above its 2% long-term target. Resilient labor market data and services inflation suggest the Fed’s job may not be done. At the same time, concerns over the lags of monetary tightening and banking sector stability argue for a more cautious approach to policy. The Fed is wary of letting financial conditions ease too far and too fast, which would undo the economic impact of their aggressive rate hikes.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

166 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	10.6%
Guggenheim Strategy Fund II	10.6%
Total	21.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 167

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	25.15%	(0.67%)	(2.68%)
A-Class Shares	24.84%	(0.92%)	(2.92%)
A-Class Shares with sales charge‡	18.91%	(1.88%)	(3.39%)
C-Class Shares	23.88%	(1.66%)	(3.64%)
C-Class Shares with CDSC§	22.91%	(1.66%)	(3.64%)
Bloomberg U.S. Long Treasury Index	(16.00%)	(0.35%)	1.45%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(20.19%)	(1.15%)	0.93%
Price Movement of Long Treasury Bond**	(23.32%)	(3.66%)	(1.77%)

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	24.85%	(0.88%)	(3.12%)
Bloomberg U.S. Long Treasury Index	(16.00%)	(0.35%)	1.65%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(20.19%)	(1.15%)	(1.08%)
Price Movement of Long Treasury Bond**	(23.32%)	(3.66%)	(1.50%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 Year Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

168 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	528,512	$5,131,850
Guggenheim Strategy Fund II1	210,588	5,098,333
Total Mutual Funds
(Cost $10,470,929)		10,230,183

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 27.9%
Federal Home Loan Bank
4.36% due 04/03/23[2]	$8,000,000	7,998,067
4.64% due 05/05/23[2]	5,500,000	5,477,351
Total Federal Agency Discount Notes
(Cost $13,473,964)		13,475,418

FEDERAL AGENCY NOTES†† - 16.6%
Farmer Mac
4.88% (SOFR + 0.06%, Rate Floor: 0.00%) due 09/15/23◊	4,000,000	4,001,008
Federal Home Loan Bank
4.91% (SOFR + 0.09%, Rate Floor: 0.00%) due 07/03/23◊	4,000,000	4,000,484
Total Federal Agency Notes
(Cost $8,000,000)		8,001,492

U.S. TREASURY BILLS†† - 0.7%
U.S. Treasury Bills
3.36% due 04/11/23[2,3]	367,000	366,626
Total U.S. Treasury Bills
(Cost $366,633)		366,626

REPURCHASE AGREEMENTS††,4 - 75.8%
Individual Repurchase Agreements[5]
Mizuho Securities USA LLC issued 03/31/23 at 4.65% due 04/03/23 (secured by a U.S. Treasury Bond, at a rate of 3.63% and maturing 02/15/53 as collateral, with a value of $24,075,840) to be repurchased at $23,606,813	23,603,764	23,603,764
Barclays Capital, Inc. issued 03/31/23 at 4.50% due 04/03/23 (secured by a U.S. Treasury Bond, at a rate of 3.63% and maturing 02/15/53 as collateral, with a value of $6,693,240) to be repurchased at $6,562,820	6,562,000	6,562,000
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	3,592,205	3,592,205
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	1,419,220	1,419,220
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	1,419,220	1,419,220
Total Repurchase Agreements
(Cost $36,596,409)		36,596,409

Total Investments — 142.2%
(Cost $68,907,935)		$68,670,128

U.S. Government Securities Sold Short† - (84.9)%
U.S. Treasury Bonds
3.63% due 02/15/53††	41,300,000	(41,003,156)
Total U.S. Government Securities Sold Short - (84.9)%
(Proceeds $40,096,240)		$(41,003,156)
Other Assets & Liabilities, net — 42.7%		20,631,591
Total Net Assets — 100.0%		$48,298,563

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	56	Jun 2023	$7,931,000	$(320,384)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as short security collateral at March 31, 2023.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,230,183	$—	$—	$10,230,183
Federal Agency Discount Notes	—	13,475,418	—	13,475,418
Federal Agency Notes	—	8,001,492	—	8,001,492
U.S. Treasury Bills	—	366,626	—	366,626
Repurchase Agreements	—	36,596,409	—	36,596,409
Total Assets	$10,230,183	$58,439,945	$—	$68,670,128

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$41,003,156	$—	$41,003,156
Interest Rate Futures Contracts**	320,384	—	—	320,384
Total Liabilities	$320,384	$41,003,156	$—	$41,323,540

**	This derivative is reported as unrealized appreciation/depreciation at period end.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,169,933	$—	$—	$—	$(71,600)	$5,098,333	210,588	$189,301
Guggenheim Ultra Short Duration Fund — Institutional Class	5,174,130	—	—	—	(42,280)	5,131,850	528,512	164,875
	$10,344,063	$—	$—	$—	$(113,880)	$10,230,183		$354,176

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $21,840,597)	$21,843,536
Investments in affiliated issuers, at value (cost $10,470,929)	10,230,183
Repurchase agreements, at value (cost $36,596,409)	36,596,409
Receivables:
Fund shares sold	11,037,572
Securities sold	9,928,125
Interest	22,671
Dividends	43,352
Investment Adviser	3,069
Total assets	89,704,917

Liabilities:
Securities sold short, at value (proceeds $40,096,240)	41,003,156
Payable for:
Variation margin on futures contracts	103,250
Fund shares redeemed	70,889
Management fees	33,879
Transfer agent fees	15,547
Distribution and service fees	2,958
Trustees’ fees*	691
Miscellaneous	175,984
Total liabilities	41,406,354
Net assets	$48,298,563

Net assets consist of:
Paid in capital	$289,143,323
Total distributable earnings (loss)	(240,844,760)
Net assets	$48,298,563

Investor Class:
Net assets	$29,663,036
Capital shares outstanding	177,834
Net asset value per share	$166.83

A-Class:
Net assets	$3,676,979
Capital shares outstanding	23,217
Net asset value per share	$158.40
Maximum offering price per share (Net asset value divided by 95.25%)	$166.30

C-Class:
Net assets	$886,411
Capital shares outstanding	6,634
Net asset value per share	$133.62

H-Class:
Net assets	$14,072,137
Capital shares outstanding	88,452
Net asset value per share	$159.09

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$354,176
Interest	4,350,106
Total investment income	4,704,282

Expenses:
Management fees	1,004,033
Distribution and service fees:
A-Class	11,984
C-Class	18,281
H-Class	37,585
Transfer agent fees	252,134
Interest expense	3,210,123
Portfolio accounting and administration fees	151,811
Professional fees	48,573
Trustees’ fees*	17,199
Custodian fees	16,116
Line of credit fees	265
Miscellaneous	117,569
Total expenses	4,885,673
Less:
Expenses reimbursed by Adviser:	(31,887)
Expenses waived by Adviser	(12,790)
Total waived/reimbursed expenses	(44,677)
Net expenses	4,840,996
Net investment loss	(136,714)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,138)
Investments sold short	23,921,208
Futures contracts	3,587,813
Net realized gain	27,500,883
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(146)
Investments in affiliated issuers	(113,880)
Investments sold short	(4,859,919)
Futures contracts	(599,445)
Net change in unrealized appreciation (depreciation)	(5,573,390)
Net realized and unrealized gain	21,927,493
Net increase in net assets resulting from operations	$21,790,779

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(136,714)	$(1,880,439)
Net realized gain (loss) on investments	27,500,883	(7,482,429)
Net change in unrealized appreciation (depreciation) on investments	(5,573,390)	1,235,801
Net increase (decrease) in net assets resulting from operations	21,790,779	(8,127,067)

Capital share transactions:
Proceeds from sale of shares
Investor Class	463,344,342	1,277,221,857
A-Class	6,466,235	1,744,144
C-Class	1,595,615	228,458
H-Class	264,686,394	130,450,921
Cost of shares redeemed
Investor Class	(528,744,464)	(1,228,728,871)
A-Class	(8,316,812)	(1,898,962)
C-Class	(2,143,895)	(584,995)
H-Class	(266,169,839)	(125,148,295)
Net increase (decrease) from capital share transactions	(69,282,424)	53,284,257
Net increase (decrease) in net assets	(47,491,645)	45,157,190

Net assets:
Beginning of year	95,790,208	50,633,018
End of year	$48,298,563	$95,790,208

Capital share activity:
Shares sold
Investor Class	2,832,017	9,767,235
A-Class	45,564	14,361
C-Class	12,795	2,213
H-Class	1,740,575	1,032,033
Shares redeemed
Investor Class	(3,242,605)	(9,443,034)
A-Class	(56,908)	(15,839)
C-Class	(15,875)	(5,651)
H-Class	(1,745,689)	(994,354)
Net increase (decrease) in shares	(430,126)	356,964

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$133.30	$139.52	$114.58	$165.45	$173.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(3.89)	(1.30)	.60	(.65)
Net gain (loss) on investments (realized and unrealized)	33.68	(2.33)	26.68	(51.47)	(7.09)
Total from investment operations	33.53	(6.22)	25.38	(50.87)	(7.74)
Less distributions from:
Net investment income	—	—	(.44)	—	—
Total distributions	—	—	(.44)	—	—
Net asset value, end of period	$166.83	$133.30	$139.52	$114.58	$165.45

Total Return	25.15%	(4.46%)	22.19%	(30.73%)	(4.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,663	$78,436	$36,863	$20,983	$43,149
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(3.02%)	(2.46%)	0.40%	(0.37%)
Total expenses[b]	4.32%	3.31%	2.75%	2.91%	4.12%
Net expenses[c,d]	4.28%	3.29%	2.73%	2.89%	4.12%
Portfolio turnover rate	1,076%	2,058%	2,159%	864%	603%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$126.88	$133.13	$109.61	$158.62	$166.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	(3.77)	(1.09)	.20	(.95)
Net gain (loss) on investments (realized and unrealized)	30.96	(2.48)	25.05	(49.21)	(6.92)
Total from investment operations	31.52	(6.25)	23.96	(49.01)	(7.87)
Less distributions from:
Net investment income	—	—	(.44)	—	—
Total distributions	—	—	(.44)	—	—
Net asset value, end of period	$158.40	$126.88	$133.13	$109.61	$158.62

Total Return[e]	24.84%	(4.69%)	21.95%	(30.90%)	(4.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,677	$4,385	$4,798	$4,832	$11,407
Ratios to average net assets:
Net investment income (loss)	0.37%	(3.11%)	(2.59%)	0.15%	(0.57%)
Total expenses[b]	4.61%	3.47%	2.97%	3.17%	4.38%
Net expenses[c,d]	4.56%	3.45%	2.94%	3.15%	4.37%
Portfolio turnover rate	1,076%	2,058%	2,159%	864%	603%

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$107.86	$114.03	$94.64	$138.00	$145.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.03)	(4.01)	(1.11)	(.75)	(2.15)
Net gain (loss) on investments (realized and unrealized)	26.79	(2.16)	20.94	(42.61)	(5.78)
Total from investment operations	25.76	(6.17)	19.83	(43.36)	(7.93)
Less distributions from:
Net investment income	—	—	(.44)	—	—
Total distributions	—	—	(.44)	—	—
Net asset value, end of period	$133.62	$107.86	$114.03	$94.64	$138.00

Total Return[e]	23.88%	(5.41%)	21.00%	(31.41%)	(5.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$886	$1,048	$1,500	$2,472	$6,937
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(3.85%)	(3.32%)	(0.59%)	(1.44%)
Total expenses[b]	5.35%	4.22%	3.70%	3.93%	5.14%
Net expenses[c,d]	5.31%	4.19%	3.68%	3.91%	5.13%
Portfolio turnover rate	1,076%	2,058%	2,159%	864%	603%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$127.42	$133.70	$109.85	$159.05	$166.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(3.95)	(.98)	.25	(1.00)
Net gain (loss) on investments (realized and unrealized)	32.22	(2.33)	25.27	(49.45)	(6.87)
Total from investment operations	31.67	(6.28)	24.29	(49.20)	(7.87)
Less distributions from:
Net investment income	—	—	(.44)	—	—
Total distributions	—	—	(.44)	—	—
Net asset value, end of period	$159.09	$127.42	$133.70	$109.85	$159.05

Total Return	24.85%	(4.70%)	22.18%	(30.93%)	(4.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,072	$11,922	$7,472	$5,881	$9,561
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(3.20%)	(2.62%)	0.16%	(0.58%)
Total expenses[b]	4.55%	3.49%	2.94%	3.30%	4.37%
Net expenses[c,d]	4.51%	3.47%	2.92%	3.28%	4.36%
Portfolio turnover rate	1,076%	2,058%	2,159%	872%	603%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/23	03/31/22	03/31/21	03/31/20	03/31/19
Investor Class	1.40%	1.39%	1.47%	1.50%	1.50%
A-Class	1.64%	1.63%	1.73%	1.75%	1.75%
C-Class	2.40%	2.38%	2.48%	2.50%	2.50%
H-Class	1.65%	1.64%	1.73%	1.75%	1.75%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the Reporting Period, High Yield Strategy Fund H-Class returned -1.88%. For comparison, the Bloomberg U.S. Corporate High Yield Index (the “Index”) returned -3.34% over the same time period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield sector lost ground over the Reporting Period amid the sharp rise in interest rates, due to the ongoing conflict in Ukraine, elevated inflation, and the potential for recession. The sector also had considerable outflows during the Reporting Period, which pressured trading levels. Issues in the capital goods and energy sectors contributed the most to the return of the Index for the Reporting Period, while issues in the communications, consumer non-cyclical, and consumer cyclical sectors detracted the most from return. Bonds in the largest rating categories of the Index detracted from performance for the Reporting Period, with Bs and CCCs underperforming BB rated bonds. High yield fundamentals remain on solid footing with leverage and interest coverage metrics ahead of historical averages. Rating agency downgrades slightly decelerated from the fourth quarter, but downgrades continue to outnumber upgrades by a ratio of 1.8 to 1. This pace is in-line with post GFC averages. The high yield default rate at 1.9% remains below its long-term average of 4%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund III	10.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.9%
Guggenheim Strategy Fund II	6.9%
Total	24.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

178 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(1.89%)	1.32%	2.98%
A-Class Shares with sales charge‡	(6.55%)	0.34%	2.49%
C-Class Shares	(2.62%)	0.57%	2.21%
C-Class Shares with CDSC§	(3.59%)	0.57%	2.21%
H-Class Shares	(1.88%)	1.33%	2.99%
Bloomberg U.S. Corporate High Yield Index	(3.34%)	3.21%	4.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 179

SCHEDULE OF INVESTMENTS	March 31, 2023
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 24.2%
Guggenheim Strategy Fund III[1]	79,841	$1,936,146
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	133,249	1,293,848
Guggenheim Strategy Fund II1	53,173	1,287,312
Total Mutual Funds
(Cost $4,578,426)		4,517,306

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 11.3%
Federal Home Loan Bank
4.64% due 05/05/23[2]	$1,300,000	1,294,647
4.64% due 05/03/23[2]	819,000	815,845
Total Federal Agency Discount Notes
(Cost $2,109,925)		2,110,492

U.S. TREASURY BILLS†† - 3.4%
U.S. Treasury Bills
3.36% due 04/11/23[2,3]	640,000	639,348
Total U.S. Treasury Bills
(Cost $639,360)		639,348

REPURCHASE AGREEMENTS††,4 - 52.1%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23[5]	5,446,242	5,446,242
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23[5]	2,151,719	2,151,719
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23[5]	2,151,718	2,151,718
Total Repurchase Agreements
(Cost $9,749,679)		9,749,679

Total Investments — 91.0%
(Cost $17,077,390)		$17,016,825
Other Assets & Liabilities, net — 9.0%		1,682,372
Total Net Assets — 100.0%		$18,699,197

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	145	Jun 2023	$15,899,024	$157,456

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	$11,150,000	$169,480	$(12,109)	$181,589
Goldman Sachs International	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	5,700,000	86,640	(6,849)	93,489
							$256,120	$(18,958)	$275,078

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.23% (Federal Funds Rate + 0.40%)	At Maturity	04/27/23	16,337	$1,234,260	$35,451
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	5.28% (Federal Funds Rate + 0.45%)	At Maturity	06/28/23	1,788	165,971	4,900
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.23% (Federal Funds Rate + 0.40%)	At Maturity	06/28/23	1,222	92,337	2,652
							$1,492,568	$43,003

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2023.
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,517,306	$—	$—	$4,517,306
Federal Agency Discount Notes	—	2,110,492	—	2,110,492
U.S. Treasury Bills	—	639,348	—	639,348
Repurchase Agreements	—	9,749,679	—	9,749,679
Interest Rate Futures Contracts**	157,456	—	—	157,456
Credit Default Swap Agreements**	—	275,078	—	275,078
Credit Index Swap Agreements**	—	43,003	—	43,003
Total Assets	$4,674,762	$12,817,600	$—	$17,492,362

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,305,391	$—	$—	$—	$(18,079)	$1,287,312	53,173	$47,799
Guggenheim Strategy Fund III	2,768,259	—	(800,000)	(6,501)	(25,612)	1,936,146	79,841	73,922
Guggenheim Ultra Short Duration Fund — Institutional Class	1,539,748	—	(235,000)	(722)	(10,178)	1,293,848	133,249	41,758
	$5,613,398	$—	$(1,035,000)	$(7,223)	$(53,869)	$4,517,306		$163,479

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $2,749,285)	$2,749,840
Investments in affiliated issuers, at value (cost $4,578,426)	4,517,306
Repurchase agreements, at value (cost $9,749,679)	9,749,679
Segregated cash with broker	1,380,355
Unrealized appreciation on OTC swap agreements	43,003
Receivables:
Fund shares sold	174,549
Variation margin on credit default swap agreements	91,480
Variation margin on futures contracts	51,866
Protection fees on credit default swap agreements	28,750
Dividends	19,143
Swap settlement	5,479
Interest	1,299
Total assets	18,812,749

Liabilities:
Overdraft due to custodian bank	25
Segregated cash due to broker	60,301
Unamortized upfront premiums received on credit default swap agreements	18,958
Payable for:
Management fees	9,896
Transfer agent fees	5,234
Distribution and service fees	4,137
Portfolio accounting and administration fees	2,068
Fund shares redeemed	888
Trustees’ fees*	234
Miscellaneous	11,811
Total liabilities	113,552
Net assets	$18,699,197

Net assets consist of:
Paid in capital	$31,810,676
Total distributable earnings (loss)	(13,111,479)
Net assets	$18,699,197

A-Class:
Net assets	$2,523,651
Capital shares outstanding	22,045
Net asset value per share	$114.48
Maximum offering price per share (Net asset value divided by 95.25%)	$120.19

C-Class:
Net assets	$1,251,493
Capital shares outstanding	12,938
Net asset value per share	$96.73

H-Class:
Net assets	$14,924,053
Capital shares outstanding	130,438
Net asset value per share	$114.41

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$163,479
Interest	413,306
Total investment income	576,785

Expenses:
Management fees	147,034
Distribution and service fees:
A-Class	6,645
C-Class	11,702
H-Class	39,441
Transfer agent fees	42,695
Portfolio accounting and administration fees	27,747
Professional fees	9,062
Trustees’ fees*	3,375
Custodian fees	2,835
Miscellaneous	21,213
Total expenses	311,749
Less:
Expenses waived by Adviser	(3,265)
Net expenses	308,484
Net investment income	268,301

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	99,641
Investments in affiliated issuers	(7,223)
Swap agreements	(1,190,950)
Futures contracts	(1,522,760)
Net realized loss	(2,621,292)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	781
Investments in affiliated issuers	(53,869)
Swap agreements	268,947
Futures contracts	455,946
Net change in unrealized appreciation (depreciation)	671,805
Net realized and unrealized loss	(1,949,487)
Net decrease in net assets resulting from operations	$(1,681,186)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$268,301	$(348,639)
Net realized loss on investments	(2,621,292)	(958,848)
Net change in unrealized appreciation (depreciation) on investments	671,805	(252,879)
Net decrease in net assets resulting from operations	(1,681,186)	(1,560,366)

Distributions to shareholders:
A-Class	(8,535)	—
C-Class	(4,445)	—
H-Class	(37,467)	—
Total distributions to shareholders	(50,447)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	499,340	1,434,143
C-Class	450,915	1,164,664
H-Class	192,130,601	140,079,849
Distributions reinvested
A-Class	8,316	—
C-Class	4,332	—
H-Class	36,864	—
Cost of shares redeemed
A-Class	(866,875)	(2,343,856)
C-Class	(472,670)	(1,901,694)
H-Class	(192,581,810)	(141,643,176)
Net decrease from capital share transactions	(790,987)	(3,210,070)
Net decrease in net assets	(2,522,620)	(4,770,436)

Net assets:
Beginning of year	21,221,817	25,992,253
End of year	$18,699,197	$21,221,817

Capital share activity:
Shares sold
A-Class	4,376	11,628
C-Class	4,689	10,838
H-Class	1,733,394	1,131,315
Shares issued from reinvestment of distributions
A-Class	76	—
C-Class	46	—
H-Class	335	—
Shares redeemed
A-Class	(7,702)	(19,128)
C-Class	(4,955)	(17,987)
H-Class	(1,748,098)	(1,148,414)
Net decrease in shares	(17,839)	(31,748)

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$117.11	$122.60	$108.68	$120.48	$116.32
Income (loss) from investment operations:
Net investment income (loss)[a]	1.41	(1.36)	(.55)	.70	.70
Net gain (loss) on investments (realized and unrealized)	(3.68)	(4.13)	14.47 [e]	(7.05)	7.41
Total from investment operations	(2.27)	(5.49)	13.92	(6.35)	8.11
Less distributions from:
Net investment income	(.36)	—	—	(5.45)	(3.95)
Total distributions	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$114.48	$117.11	$122.60	$108.68	$120.48

Total Return[b]	(1.89%)	(4.48%)	12.81%	(5.76%)	7.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,524	$2,962	$4,021	$3,933	$7,631
Ratios to average net assets:
Net investment income (loss)	1.28%	(1.10%)	(1.21%)	0.58%	0.59%
Total expenses[c]	1.54%	1.51%	1.60%	1.63%	1.61%
Net expenses[d]	1.52%	1.49%	1.57%	1.61%	1.60%
Portfolio turnover rate	—	40%	134%	—	21%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$99.76	$105.21	$93.96	$105.62	$103.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	(1.97)	(.81)	(.20)	(.20)
Net gain (loss) on investments (realized and unrealized)	(3.17)	(3.49)	12.06 [e]	(6.01)	6.60
Total from investment operations	(2.67)	(5.46)	11.25	(6.21)	6.40
Less distributions from:
Net investment income	(.36)	—	—	(5.45)	(3.95)
Total distributions	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$96.73	$99.75	$105.21	$93.96	$105.62

Total Return[b]	(2.62%)	(5.19%)	11.97%	(6.45%)	6.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,251	$1,313	$2,136	$866	$1,480
Ratios to average net assets:
Net investment income (loss)	0.53%	(1.86%)	(1.96%)	(0.20%)	(0.21%)
Total expenses[c]	2.29%	2.26%	2.34%	2.38%	2.35%
Net expenses[d]	2.27%	2.24%	2.32%	2.36%	2.35%
Portfolio turnover rate	—	40%	134%	—	21%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$117.03	$122.51	$108.54	$120.32	$116.17
Income (loss) from investment operations:
Net investment income (loss)[a]	1.61	(1.41)	(.47)	.75	.60
Net gain (loss) on investments (realized and unrealized)	(3.87)	(4.07)	14.44 [e]	(7.08)	7.50
Total from investment operations	(2.26)	(5.48)	13.97	(6.33)	8.10
Less distributions from:
Net investment income	(.36)	—	—	(5.45)	(3.95)
Total distributions	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$114.41	$117.03	$122.51	$108.54	$120.32

Total Return	(1.88%)	(4.47%)	12.87%	(5.73%)	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,924	$16,947	$19,835	$23,125	$101,180
Ratios to average net assets:
Net investment income (loss)	1.45%	(1.14%)	(1.23%)	0.59%	0.49%
Total expenses[c]	1.55%	1.51%	1.61%	1.63%	1.60%
Net expenses[d]	1.53%	1.49%	1.59%	1.61%	1.60%
Portfolio turnover rate	—	40%	134%	—	21%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

For the Reporting Period, Inverse High Yield Strategy Fund H-Class returned 1.35%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned -3.34% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield sector lost ground over the Reporting Period amid the sharp rise in interest rates, due to the ongoing conflict in Ukraine, elevated inflation, and the potential for recession. The sector also had considerable outflows during the Reporting Period, which pressured trading levels. Issues in the capital goods and energy sectors contributed the most to the return of the Index for the Reporting Period, while issues in the communications, consumer non-cyclical, and consumer cyclical sectors detracted the most from return. Bonds in the largest rating categories of the Index detracted from performance for the Reporting Period, with Bs and CCCs underperforming BB rated bonds. High yield fundamentals remain on solid footing with leverage and interest coverage metrics ahead of historical averages. Rating agency downgrades slightly decelerated from the fourth quarter, but downgrades continue to outnumber upgrades by a ratio of 1.8 to 1. This pace is in-line with post GFC averages. The high yield default rate at 1.9% remains below its long-term average of 4%.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period ended March 31, 2023, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 187

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	3.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.0%
Total	5.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

188 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	1.26%	(3.09%)	(5.42%)
A-Class Shares with sales charge‡	(3.55%)	(4.03%)	(5.88%)
C-Class Shares	0.57%	(3.86%)	(6.09%)
C-Class Shares with CDSC§	(0.43%)	(3.86%)	(6.09%)
H-Class Shares	1.35%	(3.11%)	(5.22%)
Bloomberg U.S. Corporate High Yield Index	(3.34%)	3.21%	4.10%

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 189

SCHEDULE OF INVESTMENTS	March 31, 2023
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 5.8%
Guggenheim Strategy Fund II1	29,310	$709,584
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	37,683	365,903
Total Mutual Funds
(Cost $1,096,686)		1,075,487

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 32.7%
Federal Home Loan Bank
4.36% due 04/03/23[2]	$6,000,000	5,998,550
Total Federal Agency Discount Notes
(Cost $5,998,550)		5,998,550

FEDERAL AGENCY NOTES†† - 13.6%
Federal Home Loan Bank
4.90% (SOFR + 0.08%, Rate Floor: 0.00%) due 06/14/23◊	2,500,000	2,500,357
Total Federal Agency Notes
(Cost $2,500,000)		2,500,357

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
3.36% due 04/11/23[2,3]	274,000	273,721
Total U.S. Treasury Bills
(Cost $273,726)		273,721

REPURCHASE AGREEMENTS††,4 - 40.5%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	4,151,540	4,151,540
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	1,640,203	1,640,203
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	1,640,203	1,640,203
Total Repurchase Agreements
(Cost $7,431,946)		7,431,946

Total Investments — 94.1%
(Cost $17,300,908)		$17,280,061
Other Assets & Liabilities, net — 5.9%		1,082,436
Total Net Assets — 100.0%		$18,362,497

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	157	Jun 2023	$17,214,805	$(247,138)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid(Received)	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	$18,300,000	$(278,160)	$(21,992)	$(256,168)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2023.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,075,487	$—	$—	$1,075,487
Federal Agency Discount Notes	—	5,998,550	—	5,998,550
Federal Agency Notes	—	2,500,357	—	2,500,357
U.S. Treasury Bills	—	273,721	—	273,721
Repurchase Agreements	—	7,431,946	—	7,431,946
Total Assets	$1,075,487	$16,204,574	$—	$17,280,061

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$247,138	$—	$—	$247,138
Credit Default Swap Agreements**	—	256,168	—	256,168
Total Liabilities	$247,138	$256,168	$—	$503,306

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/23	Shares 03/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$369,264	$350,000	$—	$—	$(9,680)	$709,584	29,310	$26,210
Guggenheim Ultra Short Duration Fund — Institutional Class	368,917	—	—	—	(3,014)	365,903	37,683	11,756
	$738,181	$350,000	$—	$—	$(12,694)	$1,075,487		$37,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 191

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $8,772,276)	$8,772,628
Investments in affiliated issuers, at value (cost $1,096,686)	1,075,487
Repurchase agreements, at value (cost $7,431,946)	7,431,946
Segregated cash with broker	1,344,553
Receivables:
Interest	6,930
Fund shares sold	6,001
Dividends	4,580
Investment Adviser	1,990
Total assets	18,644,115

Liabilities:
Overdraft due to custodian bank	2
Unamortized upfront premiums received on credit default swap agreements	21,992
Payable for:
Variation margin on credit default swap agreements	99,624
Variation margin on futures contracts	56,948
Swap settlement	37,265
Fund shares redeemed	23,091
Management fees	13,816
Transfer agent and administrative fees	5,266
Distribution and service fees	4,686
Portfolio accounting and administration fees	2,825
Trustees’ fees*	327
Miscellaneous	15,776
Total liabilities	281,618
Net assets	$18,362,497

Net assets consist of:
Paid in capital	$30,278,378
Total distributable earnings (loss)	(11,915,881)
Net assets	$18,362,497

A-Class:
Net assets	$350,724
Capital shares outstanding	7,041
Net asset value per share	$49.81
Maximum offering price per share (Net asset value divided by 95.25%)	$52.29

C-Class:
Net assets	$84,923
Capital shares outstanding	1,930
Net asset value per share	$44.00

H-Class:
Net assets	$17,926,850
Capital shares outstanding	350,698
Net asset value per share	$51.12

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$37,966
Interest	464,134
Total investment income	502,100

Expenses:
Management fees	159,532
Distribution and service fees:
A-Class	2,987
C-Class	1,476
H-Class	49,821
Transfer agent and administrative fees	46,951
Portfolio accounting and administration fees	29,407
Professional fees	13,083
Custodian fees	3,029
Trustees’ fees*	2,839
Miscellaneous	19,019
Total expenses	328,144
Less:
Expenses waived by Adviser	(912)
Net expenses	327,232
Net investment income	174,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(113)
Swap agreements	(1,650,749)
Futures contracts	574,556
Net realized loss	(1,076,306)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	355
Investments in affiliated issuers	(12,694)
Swap agreements	(202,870)
Futures contracts	(472,314)
Net change in unrealized appreciation (depreciation)	(687,523)
Net realized and unrealized loss	(1,763,829)
Net decrease in net assets resulting from operations	$(1,588,961)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

192 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$174,868	$(102,200)
Net realized loss on investments	(1,076,306)	(121,956)
Net change in unrealized appreciation (depreciation) on investments	(687,523)	161,911
Net decrease in net assets resulting from operations	(1,588,961)	(62,245)

Distributions to shareholders:
A-Class	—	(11,491)
C-Class	—	(3,058)
H-Class	—	(96,565)
Total distributions to shareholders	—	(111,114)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,971,586	35,242,510
C-Class	198,714	6,544
H-Class	376,217,137	229,708,354
Distributions reinvested
A-Class	—	11,478
C-Class	—	3,058
H-Class	—	95,922
Cost of shares redeemed
A-Class	(12,561,305)	(40,527,697)
C-Class	(234,107)	(50,058)
H-Class	(363,702,708)	(226,748,463)
Net increase (decrease) from capital share transactions	12,889,317	(2,258,352)
Net increase (decrease) in net assets	11,300,356	(2,431,711)

Net assets:
Beginning of year	7,062,141	9,493,852
End of year	$18,362,497	$7,062,141

Capital share activity:
Shares sold
A-Class	245,159	729,390
C-Class	4,376	150
H-Class	7,080,789	4,619,706
Shares issued from reinvestment of distributions
A-Class	—	243
C-Class	—	73
H-Class	—	1,987
Shares redeemed
A-Class	(242,948)	(836,699)
C-Class	(5,160)	(1,136)
H-Class	(6,863,025)	(4,561,710)
Net increase (decrease) in shares	219,191	(47,996)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.19	$50.15	$62.01	$60.47	$64.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.64)	(.68)	.24	.42
Net gain (loss) on investments (realized and unrealized)	.63 [e]	.82	(7.31)	1.30	(4.23)
Total from investment operations	.62	.18	(7.99)	1.54	(3.81)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$49.81	$49.19	$50.15	$62.01	$60.47

Total Return[b]	1.26%	0.47%	(12.88%)	2.56%	(5.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$351	$238	$5,612	$256	$282
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(1.31%)	(1.28%)	0.40%	0.66%
Total expenses[c]	1.55%	1.50%	1.56%	1.62%	1.60%
Net expenses[d]	1.55%	1.49%	1.54%	1.61%	1.60%
Portfolio turnover rate	—	344%	438%	254%	—

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.75	$44.74	$56.62	$55.76	$59.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.81)	(.90)	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	.24 [e]	.96	(7.11)	.91	(3.98)
Total from investment operations	.25	.15	(8.01)	.86	(3.97)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$44.00	$43.75	$44.74	$56.62	$55.76

Total Return[b]	0.57%	0.45%	(14.23%)	1.54%	(6.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85	$119	$162	$362	$738
Ratios to average net assets:
Net investment income (loss)	0.01%	(1.88%)	(1.78%)	(0.09%)	0.02%
Total expenses[c]	2.29%	2.26%	2.36%	2.37%	2.36%
Net expenses[d]	2.29%	2.22%	2.31%	2.34%	2.35%
Portfolio turnover rate	—	344%	438%	254%	—

194 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.44	$50.99	$63.45	$61.97	$65.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	(.68)	(.74)	.06	.41
Net gain (loss) on investments (realized and unrealized)	.21 [e]	1.27	(7.85)	1.42	(4.33)
Total from investment operations	.68	.59	(8.59)	1.48	(3.92)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$51.12	$50.44	$50.99	$63.45	$61.97

Total Return	1.35%	1.27%	(13.58%)	2.39%	(5.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,927	$6,706	$3,719	$13,479	$4,675
Ratios to average net assets:
Net investment income (loss)	0.88%	(1.35%)	(1.26%)	0.09%	0.63%
Total expenses[c]	1.54%	1.52%	1.62%	1.64%	1.61%
Net expenses[d]	1.53%	1.51%	1.60%	1.62%	1.59%
Portfolio turnover rate	—	344%	438%	254%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the Reporting Period, U.S. Government Money Market Fund returned 1.86%.

The U.S. Federal Reserve (the “Fed”) started raising rates again at their March 2022 meeting, and there have been eight hikes since. The Fed’s target rate rose from the 0.25% to 0.50% at the beginning of the Reporting Period to 4.75-5.00% at the end of the Reporting Period. Central banks are expected to raise rates further over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show, including the collapse of Silicon Valley Bank and Signature Bank that prompted banks to rush for liquidity support from the Fed.

While markets have been volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite PMI rose to a 10-month high. More forward looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring. The Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth in 2023, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN - Federal Agency Discount Note
FAN - Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	1.86%	0.80%	0.42%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

196 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 58.0%
Federal Home Loan Bank
4.91% (SOFR + 0.09%, Rate Floor: 0.00%) due 07/03/23◊	$25,000,000	$25,000,000
4.90% (SOFR + 0.08%, Rate Floor: 0.00%) due 06/14/23◊	20,000,000	20,000,000
4.86% (SOFR + 0.04%, Rate Floor: 0.00%) due 05/03/23◊	17,000,000	17,000,000
4.92% (SOFR + 0.10%, Rate Floor: 0.00%) due 06/22/23◊	17,000,000	17,000,000
4.87% (SOFR + 0.05%, Rate Floor: 0.00%) due 07/18/23◊	17,000,000	16,999,883
4.94% (SOFR + 0.12%, Rate Floor: 0.00%) due 09/06/23◊	13,000,000	13,000,000
4.92% (SOFR + 0.10%, Rate Floor: 0.00%) due 11/14/23◊	12,500,000	12,500,000
4.88% (SOFR + 0.06%, Rate Floor: 0.00%) due 05/01/23◊	5,000,000	5,000,164
4.88% (SOFR + 0.06%, Rate Floor: 0.00%) due 04/10/23◊	3,800,000	3,799,990
Federal Farm Credit Bank
4.77% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 05/03/23◊	18,500,000	18,498,891
4.97% (SOFR + 0.15%, Rate Floor: 0.00%) due 03/20/24◊	12,500,000	12,500,000
0.52% due 04/13/23	2,000,000	1,997,650
Farmer Mac
4.88% (SOFR + 0.06%, Rate Floor: 0.00%) due 09/15/23◊	17,500,000	17,500,000
Total Federal Agency Notes
(Cost $180,796,578)		180,796,578

U.S. GOVERNMENT SECURITIES†† - 9.0%
U.S. Treasury Floating Rate Note
4.76% (3 Month U.S. Treasury Bill Rate + 0.03%, Rate Floor: 0.00%) due 07/31/23◊	16,000,000	15,996,880
4.77% (3 Month U.S. Treasury Bill Rate + 0.03%, Rate Floor: 0.00%) due 04/30/23◊	12,000,000	12,001,499
Total U.S. Government Securities
(Cost $27,998,379)		27,998,379

FEDERAL AGENCY DISCOUNT NOTES†† - 8.4%
Federal Home Loan Bank
4.74% due 05/19/23[1]	10,000,000	9,936,867
4.78% due 05/24/23[1]	8,200,000	8,142,295
4.40% due 04/21/23[1]	8,000,000	7,980,444
Total Federal Agency Discount Notes
(Cost $26,059,606)		26,059,606

U.S. TREASURY BILLS†† - 1.8%
U.S. Cash Management Bill
3.94% due 04/17/23[1]	5,600,000	5,588,464
Total U.S. Treasury Bills
(Cost $5,588,464)		5,588,464

REPURCHASE AGREEMENTS††,2 - 22.3%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	38,866,150	38,866,150
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	15,355,361	15,355,361
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	15,355,361	15,355,361
Total Repurchase Agreements
(Cost $69,576,872)		69,576,872

Total Investments — 99.5%
(Cost $310,019,899)		$310,019,899
Other Assets & Liabilities, net — 0.5%		1,679,036
Total Net Assets — 100.0%		$311,698,935

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$180,796,578	$—	$180,796,578
U.S. Government Securities	—	27,998,379	—	27,998,379
Federal Agency Discount Notes	—	26,059,606	—	26,059,606
U.S. Treasury Bills	—	5,588,464	—	5,588,464
Repurchase Agreements	—	69,576,872	—	69,576,872
Total Assets	$—	$310,019,899	$—	$310,019,899

198 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $240,443,027)	$240,443,027
Repurchase agreements, at value (cost $69,576,872)	69,576,872
Receivables:
Fund shares sold	10,014,977
Interest	999,049
Total assets	321,033,925

Liabilities:
Overdraft due to custodian bank	2,882
Payable for:
Fund shares redeemed	8,848,685
Management fees	130,371
Transfer agent fees	79,270
Portfolio accounting and administration fees	38,673
Distributions to shareholders	6,514
Trustees’ fees*	4,525
Miscellaneous	224,070
Total liabilities	9,334,990
Net assets	$311,698,935

Net assets consist of:
Paid in capital	$311,564,710
Total distributable earnings (loss)	134,225
Net assets	$311,698,935
Capital shares outstanding	311,542,489
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Interest	$10,261,391
Total investment income	10,261,391

Expenses:
Management fees	1,915,839
Transfer agent fees	695,579
Portfolio accounting and administration fees	502,331
Registration fees	249,865
Professional fees	199,681
Trustees’ fees*	57,638
Custodian fees	54,997
Miscellaneous	132,166
Total expenses	3,808,096
Less:
Expenses reimbursed by Adviser	(164,084)
Expenses waived by Adviser	(336,883)
Total waived/reimbursed expenses	(500,967)
Net expenses	3,307,129
Net investment income	6,954,262

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	126,680
Net realized gain	126,680
Net increase in net assets resulting from operations	$7,080,942

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,954,262	$(118,562)
Net realized gain on investments	126,680	7,445
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase (decrease) in net assets resulting from operations	7,080,942	(111,117)

Distributions to shareholders	(6,835,558)	(4,605)

Capital share transactions:
Proceeds from sale of shares	5,208,833,348	6,335,738,314
Distributions reinvested	6,220,015	4,601
Cost of shares redeemed	(5,259,800,910)	(6,328,397,172)
Net increase (decrease) from capital share transactions	(44,747,547)	7,345,743
Net increase (decrease) in net assets	(44,502,163)	7,230,021

Net assets:
Beginning of year	356,201,098	348,971,077
End of year	$311,698,935	$356,201,098

Capital share activity:
Shares sold	5,208,833,322	6,335,738,314
Shares issued from reinvestment of distributions	6,218,785	4,552
Shares redeemed	(5,259,800,910)	(6,328,397,172)
Net increase (decrease) in shares	(44,748,803)	7,345,694

200 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	— [d]	— [d]	.01	.01
Net gain (loss) on investments (realized and unrealized)	— [d]	— [d]	— [d]	— [d]	— [d]
Total from investment operations	.02	— [d]	— [d]	.01	.01
Less distributions from:
Net investment income	(.02)	—	—	(.01)	(.01)
Net realized gains	—	—	—	—	—
Total distributions	(.02)	—	—	(.01)	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.86%	0.00%	0.05%	0.99%	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$311,699	$356,201	$348,971	$390,791	$413,200
Ratios to average net assets:
Net investment income (loss)	1.81%	(0.04%)	0.00%[e]	1.01%	1.10%
Total expenses	0.99%	0.95%	1.04%	1.06%	1.05%
Net expenses[c]	0.86%	0.12%	0.16%	1.03%	1.05%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Less than $0.01 per share.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 201

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (“the SEC”) under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At March 31, 2023, Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2023, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily

202 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a fund will generally be valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments

THE RYDEX FUNDS ANNUAL REPORT | 203

NOTES TO FINANCIAL STATEMENTS (continued)

trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts

204 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.83% at March 31, 2023.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires

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NOTES TO FINANCIAL STATEMENTS (continued)

a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$23,066,462	$—
S&P 500® Fund	Index exposure, Liquidity	3,120,495	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	7,460,350
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	99,936,482	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	63,226	1,459,579
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,361,283	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	184,585
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	891,488	—
Russell 2000® Fund	Index exposure, Liquidity	807,420	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	362,621
Dow Jones Industrial Average® Fund	Index exposure, Leverage, Liquidity	912,985	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	21,474,758	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	15,164,112
High Yield Strategy Fund	Duration, Index exposure, Liquidity	15,653,919	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	19,808,419

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

206 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$110,771,395	$—
S&P 500® Fund	Index exposure, Liquidity	7,308,837	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	78,967,786
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	266,792,297	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	48,298,140
Mid-Cap 1.5x Strategy Fund	Index exposure, Liquidity	8,343,338	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	1,145,458
Russell 2000® 1.5x Strategy Fund	Index exposure, Liquidity	5,578,841	—
Russell 2000® Fund	Index exposure, Liquidity	4,501,309	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	11,693,382
Dow Jones Industrial Average® Fund	Index exposure, Leverage, Liquidity	3,754,052	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	2,001,593	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$17,901,167	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	23,724,458

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit default swap contracts	Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Equity/Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2023
Nova Fund	$1,170,414	$4,122,722	$—	$—	$5,293,136
S&P 500® Fund	228,655	274,245	—	—	502,900
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	5,401,512	13,162,784	—	—	18,564,296
Mid-Cap 1.5x Strategy Fund	23,874	228,274	—	—	252,148
Russell 2000® 1.5x Strategy Fund	22,839	100,793	—	—	123,632
Russell 2000® Fund	8,120	41,642	—	—	49,762
Dow Jones Industrial Average® Fund	20,025	36,857	—	—	56,882
Government Long Bond 1.2x Strategy Fund	—	—	720,470	—	720,470
High Yield Strategy Fund	—	—	157,456	318,081	475,537

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2023
Inverse S&P 500® Strategy Fund	$562,912	$1,731,819	$—	$—	$2,294,731
Inverse NASDAQ-100® Strategy Fund	—	1,286,212	—	—	1,286,212
Inverse Mid-Cap Strategy Fund	—	84,011	—	—	84,011
Inverse Russell 2000® Strategy Fund	—	165,615	—	—	165,615
Inverse Government Long Bond Strategy Fund	—	—	320,384	—	320,384
Inverse High Yield Strategy Fund	—	—	247,138	256,168	503,306

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally-cleared swaps as reported on the Schedules of Investments. Variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

208 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended March 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(9,729,857)	$(34,094,000)	$—	$—	$(43,823,857)
S&P 500® Fund	261,159	(1,615,102)	—	—	(1,353,943)
Inverse S&P 500® Strategy Fund	(319,207)	36,000	—	—	(283,207)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(13,505,891)	(24,254,293)	—	—	(37,760,184)
Inverse NASDAQ-100® Strategy Fund	148,766	(5,838,544)	—	—	(5,689,778)
Mid-Cap 1.5x Strategy Fund	(76,260)	(1,283,297)	—	—	(1,359,557)
Inverse Mid-Cap Strategy Fund	(11,908)	(250,519)	—	—	(262,427)
Russell 2000® 1.5x Strategy Fund	(234,149)	(1,026,629)	—	—	(1,260,778)
Russell 2000® Fund	(313,585)	(1,077,345)	—	—	(1,390,930)
Inverse Russell 2000® Strategy Fund	(120,586)	(789,380)	—	—	(909,966)
Dow Jones Industrial Average® Fund	(79,503)	(81,382)	—	—	(160,885)
Government Long Bond 1.2x Strategy Fund	—	—	(9,788,707)	—	(9,788,707)
Inverse Government Long Bond Strategy Fund	—	—	3,587,813	—	3,587,813
High Yield Strategy Fund	—	—	(1,522,760)	(1,190,950)	(2,713,710)
Inverse High Yield Strategy Fund	—	—	574,556	(1,650,749)	(1,076,193)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$24,079	$3,723,368	$—	$—	$3,747,447
S&P 500® Fund	153,521	181,288	—	—	334,809
Inverse S&P 500® Strategy Fund	(562,912)	(179,235)	—	—	(742,147)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	4,081,434	4,240,110	—	—	8,321,544
Inverse NASDAQ-100® Strategy Fund	22,787	(616,835)	—	—	(594,048)
Mid-Cap 1.5x Strategy Fund	(35,637)	114,245	—	—	78,608
Inverse Mid-Cap Strategy Fund	—	(78,438)	—	—	(78,438)
Russell 2000® 1.5x Strategy Fund	(41,867)	(74,527)	—	—	(116,394)
Russell 2000® Fund	3,748	(58,779)	—	—	(55,031)
Inverse Russell 2000® Strategy Fund	—	(143,753)	—	—	(143,753)
Dow Jones Industrial Average® Fund	24,312	44,955	—	—	69,267
Government Long Bond 1.2x Strategy Fund	—	—	645,428	—	645,428
Inverse Government Long Bond Strategy Fund	—	—	(599,445)	—	(599,445)
High Yield Strategy Fund	—	—	455,946	268,947	724,893
Inverse High Yield Strategy Fund	—	—	(472,314)	(202,870)	(675,184)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$4,122,722	$—	$4,122,722	$—	$(1,160,000)	$2,962,722
S&P 500® Fund	Swap equity contracts	274,245	—	274,245	—	—	274,245
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	13,162,784	—	13,162,784	—	—	13,162,784
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	228,274	—	228,274	—	—	228,274
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	100,793	—	100,793	—	—	100,793
Russell 2000® Fund	Swap equity contracts	41,642	—	41,642	—	—	41,642
Dow Jones Industrial Average® Fund	Swap equity contracts	36,857	—	36,857	—	—	36,857
High Yield Strategy Fund	Credit index swap agreements	43,003	—	43,003	—	—	43,003

210 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$1,731,819	$—	$1,731,819	$(1,227,424)	$(504,395)	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	1,286,212	—	1,286,212	(1,286,212)	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	84,011	—	84,011	(84,011)	—	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	165,615	—	165,615	(137,762)	(27,853)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$—	$310,000
	Goldman Sachs International	Futures contracts	391,469	—
	Goldman Sachs International	Total return swap agreements	—	850,000
Nova Fund Total			391,469	1,160,000
S&P 500® Fund	Goldman Sachs International	Futures contracts	100,694	—
	Goldman Sachs International	Total return swap agreements	—	120,000
S&P 500® Fund Total			100,694	120,000
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	504,395	—
	Goldman Sachs International	Futures contracts	10,254	—
Inverse S&P 500® Strategy Fund Total			514,649	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	—	4,700,000
	BNP Paribas	Total return swap agreements	—	2,470,000
	Goldman Sachs International	Total return swap agreements	—	640,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund Total				7,810,000
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	98,491	—
Russell 2000® Fund	Barclays Bank plc	Total return swap agreements	23,000	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total return swap agreements	45,246	—
Dow Jones Industrial Average® Fund	Goldman Sachs International	Futures contracts	40,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	51,424	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	1,241,011	—
	Goldman Sachs International	Credit default swap agreements	—	60,301
	Goldman Sachs International	Futures contracts	139,344	—
High Yield Strategy Fund Total			1,380,355	60,301
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	1,344,553	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2023, GFD retained sales charges of $91,746 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing Fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$29,410
Inverse S&P 500® Strategy Fund	10,334
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	28,255
Inverse NASDAQ-100® Strategy Fund	2,109
Mid-Cap 1.5x Strategy Fund	2,148
Inverse Mid-Cap Strategy Fund	112
Russell 2000® 1.5x Strategy Fund	1,890
Inverse Russell 2000® Strategy Fund	2,355
Dow Jones Industrial Average® Fund	3,484
Government Long Bond 1.2x Strategy Fund	8,291
Inverse Government Long Bond Strategy Fund	12,790
High Yield Strategy Fund	3,265
Inverse High Yield Strategy Fund	912

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

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NOTES TO FINANCIAL STATEMENTS (continued)

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnifi cation, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund and U.S. Government Money Market Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bonds
4.80%			1.38% - 2.88%
Due 04/03/23	$149,891,321	$149,951,278	Due 08/15/50 - 05/15/52	$252,867,100	$152,889,157

BofA Securities, Inc.			U.S. Treasury Bonds
4.78%			1.88% - 3.00%
Due 04/03/23	59,219,537	59,243,126	Due 02/15/41 - 11/15/44	72,519,500	60,404,008

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.80%			0.13% - 1.00%
Due 04/03/23	59,219,537	59,243,225	Due 10/15/26 - 02/15/46	64,469,037	60,404,002

214 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Nova Fund	$22,843	$(22,816)	$27	$22,816	*	$—	$22,816
S&P 500® Fund	4,952	(4,952)	—	4,956		—	4,956
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,104,914	(1,104,914)	—	1,123,163		—	1,123,163
Mid-Cap 1.5x Strategy Fund	37,102	(37,062)	40	37,062	*	—	37,062
Russell 2000® 1.5x Strategy Fund	20,748	(20,650)	98	20,650	*	—	20,650
Russell 2000® Fund	949,636	(949,636)	—	952,152		—	952,152

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2023, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to

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NOTES TO FINANCIAL STATEMENTS (continued)

be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$14,448,535	$—	$14,448,535
S&P 500® Fund	1,381,295	—	1,381,295
Dow Jones Industrial Average® Fund	210,716	620,623	831,339
Government Long Bond 1.2x Strategy Fund	1,293,729	—	1,293,729
High Yield Strategy Fund	50,447	—	50,447
U.S. Government Money Market Fund	6,835,528	30	6,835,558

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$20,301,386	$—	$20,301,386
S&P 500® Fund	2,781,735	—	2,781,735
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	12,389,493	—	12,389,493
Mid-Cap 1.5x Strategy Fund	2,302,154	—	2,302,154
Russell 2000® 1.5x Strategy Fund	3,956,808	—	3,956,808
Russell 2000® Fund	4,144,986	—	4,144,986
Dow Jones Industrial Average® Fund	441,042	—	441,042
Government Long Bond 1.2x Strategy Fund	644,891	—	644,891
Inverse High Yield Strategy Fund	111,114	—	111,114
U.S. Government Money Market Fund	4,517	88	4,605

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$1,311,978	$—	$(7,694,480)	$(134,550,287)	$(140,932,789)
S&P 500® Fund	411,430	608,279	3,762,121	—	4,781,830
Inverse S&P 500® Strategy Fund	1,093,992	—	(1,957,498)	(266,313,325)	(267,176,831)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	278,163	—	(17,800,759)	(39,188,008)	(56,710,604)
Inverse NASDAQ-100® Strategy Fund	702,459	—	(1,295,153)	(74,199,706)	(74,792,400)
Mid-Cap 1.5x Strategy Fund	44,699	—	402,122	(1,970,722)	(1,523,901)
Inverse Mid-Cap Strategy Fund	15,793	—	(85,824)	(6,090,234)	(6,160,265)
Russell 2000® 1.5x Strategy Fund	14,424	—	(558,406)	(3,197,750)	(3,741,732)
Russell 2000® Fund	44,167	—	(3,565,832)	(2,740,008)	(6,261,673)
Inverse Russell 2000® Strategy Fund	102,457	—	(188,344)	(42,014,835)	(42,100,722)
Dow Jones Industrial Average® Fund	—	—	1,073,563	—	1,073,563
Government Long Bond 1.2x Strategy Fund	4,917	—	584,279	(61,890,530)	(61,301,334)
Inverse Government Long Bond Strategy Fund	—	—	(1,878,135)	(238,966,625)	(240,844,760)
High Yield Strategy Fund	103,857	—	235,633	(13,450,969)	(13,111,479)
Inverse High Yield Strategy Fund	—	—	(278,288)	(11,637,593)	(11,915,881)
U.S. Government Money Market Fund	13,302	120,923	—	—	134,225

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(118,472,344)	$(16,077,943)	$(134,550,287)
Inverse S&P 500® Strategy Fund	(239,074,712)	(27,238,613)	(266,313,325)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(30,096,989)	(9,091,019)	(39,188,008)
Inverse NASDAQ-100® Strategy Fund	(70,321,176)	(3,878,530)	(74,199,706)
Mid-Cap 1.5x Strategy Fund	(1,785,734)	(184,988)	(1,970,722)
Inverse Mid-Cap Strategy Fund	(5,343,919)	(746,315)	(6,090,234)
Russell 2000® 1.5x Strategy Fund	(2,918,282)	(279,468)	(3,197,750)
Russell 2000® Fund	(2,120,422)	(619,586)	(2,740,008)
Inverse Russell 2000® Strategy Fund	(35,191,389)	(6,823,446)	(42,014,835)
Government Long Bond 1.2x Strategy Fund	(51,025,321)	(10,865,209)	(61,890,530)
Inverse Government Long Bond Strategy Fund	(191,525,219)	(47,441,406)	(238,966,625)
High Yield Strategy Fund	(11,977,065)	(1,473,904)	(13,450,969)
Inverse High Yield Strategy Fund	(9,100,322)	(1,634,941)	(10,735,263)

For the year ended March 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Dow Jones Industrial Average® Fund	$2,390,866
Inverse Government Long Bond Strategy Fund	20,923,214

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the deferral of qualified late-year losses, reclassification of distributions, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Fund	$12,710,250	$(12,710,250)
Russell 2000® 1.5x Strategy Fund	1,163	(1,163)
Dow Jones Industrial Average® Fund	1,141,448	(1,141,448)
Inverse Government Long Bond Strategy Fund	(818,826)	818,826
Inverse High Yield Strategy Fund	(129,792)	129,792

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$267,650,042	$—	$(7,694,480)	$(7,694,480)
S&P 500® Fund	98,327,583	3,856,152	(94,031)	3,762,121
Inverse S&P 500® Strategy Fund	65,718,247	8,266	(1,965,764)	(1,957,498)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	411,650,246	—	(17,800,759)	(17,800,759)
Inverse NASDAQ-100® Strategy Fund	33,720,541	—	(1,295,153)	(1,295,153)
Mid-Cap 1.5x Strategy Fund	10,271,874	911,524	(509,402)	402,122
Inverse Mid-Cap Strategy Fund	2,742,383	—	(85,824)	(85,824)
Russell 2000® 1.5x Strategy Fund	6,777,679	477,203	(1,035,609)	(558,406)
Russell 2000® Fund	25,654,938	1,543,989	(5,109,821)	(3,565,832)
Inverse Russell 2000® Strategy Fund	6,223,359	—	(188,344)	(188,344)
Dow Jones Industrial Average® Fund	23,829,324	1,211,320	(137,757)	1,073,563
Government Long Bond 1.2x Strategy Fund	43,419,810	742,263	(157,984)	584,279
Inverse Government Long Bond Strategy Fund	29,545,107	1,068	(1,879,203)	(1,878,135)
High Yield Strategy Fund	17,099,273	318,445	(82,812)	235,633
Inverse High Yield Strategy Fund	17,302,181	337	(278,625)	(278,288)
U.S. Government Money Market Fund	310,019,899	—	—	—

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2023, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2023:

Fund	Ordinary	Capital
Inverse High Yield Strategy Fund	$(902,330)	$—

Note 9 – Securities Transactions

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,746,494,889	$1,865,136,054
S&P 500® Fund	731,013,406	783,187,243
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	2,779,123,664	2,552,658,867
Mid-Cap 1.5x Strategy Fund	4,471,263	6,851,398
Russell 2000® 1.5x Strategy Fund	578,478	2,969,504
Russell 2000® Fund	5,561,301	5,029,528
Inverse Russell 2000® Strategy Fund	—	—
Dow Jones Industrial Average® Fund	123,578,062	119,820,191
Government Long Bond 1.2x Strategy Fund	—	6,700,000
High Yield Strategy Fund	—	1,035,000
Inverse High Yield Strategy Fund	350,000	—
U.S. Government Money Market Fund	—	5,961,000

218 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Inverse NASDAQ-100® Strategy Fund	$—	$2,000,000
Government Long Bond 1.2x Strategy Fund	1,516,890,930	1,502,858,313
Inverse Government Long Bond Strategy Fund	1,138,351,328	1,112,558,909
U.S. Government Money Market Fund	—	5,600,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$393,550,855	$317,858,264	$(11,308,452)
S&P 500® Fund	330,159,968	346,450,082	16,093,108
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	435,174,477	391,428,101	(4,318,061)
Mid-Cap 1.5x Strategy Fund	1,481,868	197,835	(24,423)
Russell 2000® 1.5x Strategy Fund	—	1,661,467	(330,235)
Russell 2000® Fund	3,488,237	1,924,728	(827,592)
Dow Jones Industrial Average® Fund	20,453,481	37,397,667	2,557,560

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.87% for the year ended March 31, 2023. The Funds did not have any borrowings outstanding under this agreement at March 31, 2023.

The average daily balances borrowed for the year ended March 31, 2023, were as follows:

Fund	Average Daily Balance
Nova Fund	$15,301
Inverse S&P 500® Strategy Fund	3,641
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	251,660
Inverse NASDAQ-100® Strategy Fund	9,600
Russell 2000® 1.5x Strategy Fund	737
Dow Jones Industrial Average® Fund	2,170
Government Long Bond 1.2x Strategy Fund	589
Inverse Government Long Bond Strategy Fund	7,482
Inverse High Yield Strategy Fund	30

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of

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NOTES TO FINANCIAL STATEMENTS (concluded)

expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 1.5x Strategy Fund, Russell 2000 Fund, Inverse Russell 2000 Strategy Fund, Dow Jones Industrial Average Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and Inverse High Yield Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

220 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2023

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Nova Fund	1.90%	2.54%	17.72%	100.00%
S&P 500® Fund	33.23%	33.18%	7.42%	100.00%
Dow Jones Industrial Average® Fund	100.00%	100.00%	18.07%	100.00%
Government Long Bond 1.2x Strategy Fund	0.06%	0.00%	98.98%	0.00%
High Yield Strategy Fund	0.00%	0.00%	50.00%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	99.93%	100.00%

With respect to the taxable year ended March 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Fund	$—	$12,710,250
Dow Jones Industrial Average® Fund	620,623	1,141,448
U.S. Government Money Market Fund	30	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

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OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present).Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS ANNUAL REPORT | 227

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, GuggenheimDistributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLCand certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2023

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	42
ENERGY FUND	50
ENERGY SERVICES FUND	58
FINANCIAL SERVICES FUND	66
HEALTH CARE FUND	75
INTERNET FUND	83
LEISURE FUND	91
PRECIOUS METALS FUND	99
REAL ESTATE FUND	107
RETAILING FUND	116
TECHNOLOGY FUND	124
TELECOMMUNICATIONS FUND	132
TRANSPORTATION FUND	140
UTILITIES FUND	148
NOTES TO FINANCIAL STATEMENTS	156
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	168
OTHER INFORMATION	169
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	171
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	177

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Rydex Sector Funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2023

Developments in March 2023 highlighted the increasingly difficult place in which the U.S. Federal Reserve (the “Fed”) and other central banks find themselves as they work toward restoring price stability and maintaining financial stability. The collapse of Silicon Valley Bank and Signature Bank prompted banks to rush for liquidity support from the Fed, totaling $165 billion in the immediate aftermath. Overseas, the Swiss National Bank provided the equivalent of $54 billion in emergency liquidity to Credit Suisse before a deal was struck with rival UBS to buy it for $3.25 billion.

Heightened concerns about further bank stress and central banks’ ability to continue aggressively tightening monetary policy weighed heavily on market-implied expectations for the path of policy rates. Nevertheless, in March 2023 the Fed raised rates by 25 basis points and the European Central Bank raised rates by 50 basis points. One basis point equals 0.01%. We expect central banks will continue to raise rates over the next few months in their continuing effort to bring inflation to heel, despite the cracks in financial stability that are beginning to show.

While markets were volatile, data releases indicated that the U.S. economy is still on a relatively firm footing. March job growth came in at 236,000, well above the level needed to keep the unemployment rate from rising. Housing data has surprised to the upside, likely in response to the recent softening of mortgage rates. Meanwhile, the S&P Global U.S. composite Purchasing Managers’ Index (“PMI”) rose to a 10-month high, with strength especially evident in sub-indices for the service sector. Forward-looking data looks more concerning, however, with the Leading Economic Index turning down further, initial signs of job loss in the most cyclical and interest rate sensitive sectors, and business surveys souring on the economic outlook and plans for spending and hiring.

The Fed acknowledged in its March 2023 Federal Open Market Committee meeting statement that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. In recognition of this new risk, the Fed’s updated Summary of Economic Projections showed a small downward revision of real gross domestic product growth this year, from 0.5% to 0.4%, followed by a larger downward revision for next year, from 1.6% to 1.2%. We continue to expect a recession could begin midway through the year.

For the Reporting Period, the S&P 500® Index* returned -7.73%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.38%. The return of the MSCI Emerging Markets Index* was -10.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.78% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -3.34%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.53% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2023

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2022 and ending March 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.40%	(11.45%)	$ 1,000.00	$ 885.50	$ 6.58
A-Class	1.65%	(11.56%)	1,000.00	884.40	7.75
C-Class	2.40%	(11.89%)	1,000.00	881.10	11.26
H-Class	1.65%	(11.55%)	1,000.00	884.50	7.75
Basic Materials Fund
Investor Class	1.39%	20.19%	1,000.00	1,201.90	7.63
A-Class	1.64%	20.03%	1,000.00	1,200.30	9.00
C-Class	2.39%	19.59%	1,000.00	1,195.90	13.08
H-Class	1.65%	20.00%	1,000.00	1,200.00	9.05
Biotechnology Fund
Investor Class	1.39%	7.43%	1,000.00	1,074.30	7.19
A-Class	1.64%	7.29%	1,000.00	1,072.90	8.48
C-Class	2.39%	6.90%	1,000.00	1,069.00	12.33
H-Class	1.64%	7.30%	1,000.00	1,073.00	8.48
Consumer Products Fund
Investor Class	1.39%	13.57%	1,000.00	1,135.70	7.40
A-Class	1.64%	13.43%	1,000.00	1,134.30	8.73
C-Class	2.39%	13.01%	1,000.00	1,130.10	12.69
H-Class	1.64%	13.44%	1,000.00	1,134.40	8.73
Electronics Fund
Investor Class	1.39%	37.87%	1,000.00	1,378.70	8.24
A-Class	1.64%	37.70%	1,000.00	1,377.00	9.72
C-Class	2.39%	37.19%	1,000.00	1,371.90	14.13
H-Class	1.64%	37.70%	1,000.00	1,377.00	9.72
Energy Fund
Investor Class	1.39%	8.68%	1,000.00	1,086.80	7.23
A-Class	1.65%	8.55%	1,000.00	1,085.50	8.58
C-Class	2.40%	8.14%	1,000.00	1,081.40	12.45
H-Class	1.65%	8.55%	1,000.00	1,085.50	8.58
Energy Services Fund
Investor Class	1.39%	25.66%	1,000.00	1,256.60	7.82
A-Class	1.65%	25.49%	1,000.00	1,254.90	9.28
C-Class	2.40%	25.03%	1,000.00	1,250.30	13.46
H-Class	1.65%	25.50%	1,000.00	1,255.00	9.28
Financial Services Fund
Investor Class	1.40%	3.74%	1,000.00	1,037.40	7.11
A-Class	1.65%	3.60%	1,000.00	1,036.00	8.38
C-Class	2.40%	3.21%	1,000.00	1,032.10	12.16
H-Class	1.65%	3.60%	1,000.00	1,036.00	8.38
Health Care Fund
Investor Class	1.39%	11.57%	1,000.00	1,115.70	7.33
A-Class	1.64%	11.42%	1,000.00	1,114.20	8.64
C-Class	2.39%	11.00%	1,000.00	1,110.00	12.57
H-Class	1.64%	11.41%	1,000.00	1,114.10	8.64

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.40%	19.58%	$ 1,000.00	$ 1,195.80	$ 7.66
A-Class	1.65%	19.44%	1,000.00	1,194.40	9.03
C-Class	2.40%	18.98%	1,000.00	1,189.80	13.10
H-Class	1.65%	19.44%	1,000.00	1,194.40	9.03
Leisure Fund
Investor Class	1.40%	23.22%	1,000.00	1,232.20	7.79
A-Class	1.65%	23.06%	1,000.00	1,230.60	9.18
C-Class	2.40%	22.61%	1,000.00	1,226.10	13.32
H-Class	1.65%	23.08%	1,000.00	1,230.80	9.18
Precious Metals Fund
Investor Class	1.29%	33.50%	1,000.00	1,335.00	7.51
A-Class	1.54%	33.35%	1,000.00	1,333.50	8.96
C-Class	2.29%	32.83%	1,000.00	1,328.30	13.29
H-Class	1.54%	33.35%	1,000.00	1,333.50	8.96
Real Estate Fund
A-Class	1.66%	4.67%	1,000.00	1,046.70	8.47
C-Class	2.41%	4.26%	1,000.00	1,042.60	12.27
H-Class	1.66%	4.65%	1,000.00	1,046.50	8.47
Retailing Fund
Investor Class	1.40%	14.02%	1,000.00	1,140.20	7.47
A-Class	1.65%	13.88%	1,000.00	1,138.80	8.80
C-Class	2.40%	13.45%	1,000.00	1,134.50	12.77
H-Class	1.65%	13.88%	1,000.00	1,138.80	8.80
Technology Fund
Investor Class	1.40%	22.72%	1,000.00	1,227.20	7.77
A-Class	1.64%	22.57%	1,000.00	1,225.70	9.10
C-Class	2.39%	22.11%	1,000.00	1,221.10	13.23
H-Class	1.64%	22.56%	1,000.00	1,225.60	9.10
Telecommunications Fund
Investor Class	1.40%	13.29%	1,000.00	1,132.90	7.44
A-Class	1.66%	13.19%	1,000.00	1,131.90	8.82
C-Class	2.40%	12.77%	1,000.00	1,127.70	12.73
H-Class	1.66%	13.18%	1,000.00	1,131.80	8.82
Transportation Fund
Investor Class	1.39%	10.39%	1,000.00	1,103.90	7.29
A-Class	1.65%	10.23%	1,000.00	1,102.30	8.65
C-Class	2.40%	9.84%	1,000.00	1,098.40	12.56
H-Class	1.64%	10.25%	1,000.00	1,102.50	8.60
Utilities Fund
Investor Class	1.39%	5.88%	1,000.00	1,058.80	7.13
A-Class	1.64%	5.73%	1,000.00	1,057.30	8.41
C-Class	2.39%	5.37%	1,000.00	1,053.70	12.24
H-Class	1.64%	5.73%	1,000.00	1,057.30	8.41

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.40%	5.00%	$ 1,000.00	$ 1,017.95	$ 7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Basic Materials Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Biotechnology Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Consumer Products Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Electronics Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Energy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Energy Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Financial Services Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Health Care Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.40%	5.00%	$ 1,000.00	$ 1,017.95	$ 7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Leisure Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Precious Metals Fund
Investor Class	1.29%	5.00%	1,000.00	1,018.50	6.49
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
Real Estate Fund
A-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Retailing Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Technology Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Telecommunications Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Transportation Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Utilities Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2022 to March 31, 2023.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Affecting the banking sector was the collapse of Silicon Valley Bank and Signature Bank in March 2023, which stemmed from the government’s efforts to contain the effects of economic dislocations in the wake of the COVID-19 pandemic. Unprecedented stimulus in 2020 and 2021 had filled the financial system with deposits (liabilities for a bank), which banks invested on the asset side by adding to holdings of securities, given that loan demand was depressed. Many banks took the opportunity to increase the yield on those securities holdings by investing in long duration Treasuries and mortgage-backed securities (“MBS”), while others more presciently parked the excess liquidity in cash or short-term investments. The Fed’s campaign to raise short-term interest rates at the fastest pace since the 1980s led to banks accumulating billions of dollars of unrealized losses on their securities holdings, just as their deposits began fleeing in search of better yields, a situation that led to the federal government’s seizure of First Republic Bank in early May and subsequent sale to JPMorgan Chase.

The U.S. Federal Reserve’s (the “Fed”) new Bank Term Funding Program addressed part of the issues faced by banks, giving them a way to access liquidity without recognizing losses on their fixed-income securities holdings. The Fed’s discount window also allowed for a broader range of collateral. While helping prevent further panic-induced bank runs, the Fed’s programs to the banks are unlikely to fully stem deposit outflows, which will likely continue as depositors burn through cash or move it to higher-yielding alternatives like T-bills or money market funds. The Fed acknowledged in March that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. While banks that failed had their unique issues, problems may continue to pop up in banks and other parts of the financial system.

For the Reporting Period, Banking Fund Investor Class returned -27.01%, compared with the S&P 500 Index, which returned -7.73%. The S&P 500 Financials Index returned -14.24%.

The only industry that contributed was thrifts & mortgage finance companies. The industries that detracted the most: regional banks, diversified banks, and diversified financial services.

The individual holdings that contributed the most: First Citizens BancShares, Inc. - Class A, ICICI Bank, Ltd. ADR, and Itau Unibanco Holding S.A. ADR Preferred. Those that detracted the most: SVB Financial Group, Signature Bank, and First Republic Bank.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings	(% of Total Net Assets)
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.0%
Wells Fargo & Co.	3.8%
U.S. Bancorp	3.5%
PNC Financial Services Group, Inc.	3.3%
Truist Financial Corp.	3.2%
Capital One Financial Corp.	2.9%
Bank of New York Mellon Corp.	2.9%
State Street Corp.	2.4%
Top Ten Total	34.2%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(27.01%)	(2.15%)	4.24%
A-Class Shares	(27.18%)	(2.48%)	3.94%
A-Class Shares with sales charge‡	(30.64%)	(3.42%)	3.44%
C-Class Shares	(27.73%)	(3.21%)	3.16%
C-Class Shares with CDSC§	(28.42%)	(3.21%)	3.16%
H-Class Shares**	(27.18%)	(2.48%)	3.90%
S&P 500 Financials Index	(14.24%)	5.41%	10.32%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2023
BANKING FUND

	Shares	Value
COMMON STOCKS† - 97.9%

Banks - 92.3%
Citigroup, Inc.	4,667	$218,836
JPMorgan Chase & Co.	1,666	217,097
Bank of America Corp.	7,367	210,696
Wells Fargo & Co.	5,419	202,562
U.S. Bancorp	5,143	185,405
PNC Financial Services Group, Inc.	1,402	178,194
Truist Financial Corp.	5,012	170,909
Bank of New York Mellon Corp.	3,392	154,133
State Street Corp.	1,672	126,554
M&T Bank Corp.	924	110,483
Northern Trust Corp.	1,232	108,576
Fifth Third Bancorp	4,033	107,439
Regions Financial Corp.	5,650	104,864
Huntington Bancshares, Inc.	8,961	100,363
ICICI Bank Ltd. ADR	4,523	97,606
Citizens Financial Group, Inc.	3,101	94,177
KeyCorp	6,912	86,538
First Horizon Corp.	4,695	83,477
Toronto-Dominion Bank	1,213	72,659
First Citizens BancShares, Inc. — Class A	74	72,009
East West Bancorp, Inc.	1,240	68,820
Popular, Inc.	1,138	65,333
Commerce Bancshares, Inc.	1,110	64,769
Webster Financial Corp.	1,630	64,255
Bank of Nova Scotia[1]	1,260	63,454
Cullen/Frost Bankers, Inc.	596	62,783
HDFC Bank Ltd. ADR	930	62,003
NU Holdings Limited/Cayman Islands — Class A*	13,016	61,956
Royal Bank of Canada	644	61,554
HSBC Holdings plc ADR[1]	1,709	58,328
Comerica, Inc.	1,334	57,922
Prosperity Bancshares, Inc.	938	57,706
Banco Bradesco S.A. ADR	21,891	57,354
SouthState Corp.	800	57,008
First Financial Bankshares, Inc.	1,687	53,815
United Bankshares, Inc.	1,514	53,293
Synovus Financial Corp.	1,723	53,120
Columbia Banking System, Inc.	2,457	52,629
Pinnacle Financial Partners, Inc.	940	51,850
Bank of Montreal	581	51,773
Zions Bancorp North America	1,715	51,330
Wintrust Financial Corp.	701	51,138
Old National Bancorp	3,507	50,571
FNB Corp.	4,340	50,344
Valley National Bancorp	5,311	49,074
Cadence Bank	2,305	47,852
UBS Group AG1	2,213	47,225
Bank OZK	1,366	46,717
Canadian Imperial Bank of Commerce	1,073	45,517
United Community Banks, Inc.	1,596	44,880
Western Alliance Bancorporation[1]	1,204	42,790
Hancock Whitney Corp.	1,171	42,624
Deutsche Bank AG1	4,151	42,382
Independent Bank Corp.	634	41,603
Associated Banc-Corp.	2,191	39,394
First Interstate BancSystem, Inc. — Class A	1,315	39,266
Ameris Bancorp	1,042	38,116
Cathay General Bancorp	1,095	37,799
Fulton Financial Corp.	2,643	36,526
Texas Capital Bancshares, Inc.*	725	35,496
CVB Financial Corp.	2,081	34,711
Seacoast Banking Corporation of Florida	1,430	33,891
UMB Financial Corp.	517	29,841
PacWest Bancorp[1]	2,481	24,140
First Republic Bank[1]	1,592	22,272
Silvergate Capital Corp. — Class A*,1	2,454	3,976
Total Banks		4,911,777

Diversified Financial Services - 2.9%
Capital One Financial Corp.	1,623	156,067

Savings & Loans - 2.7%
New York Community Bancorp, Inc.	7,973	72,076
Pacific Premier Bancorp, Inc.	1,528	36,703
Washington Federal, Inc.	1,144	34,457
Total Savings & Loans		143,236

Total Common Stocks
(Cost $4,527,697)		5,211,080

PREFERRED STOCKS† - 1.5%
Financial - 1.5%
Itau Unibanco Holding S.A.
ADR	16,322	79,488

Total Preferred Stocks
(Cost $72,048)		79,488

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$14,009	14,009
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	5,534	5,534
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	5,535	5,535
Total Repurchase Agreements
(Cost $25,078)		25,078

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
BANKING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	227,181	$227,181
Total Securities Lending Collateral
(Cost $227,181)		227,181

Total Investments - 104.2%
(Cost $4,852,004)		$5,542,827
Other Assets & Liabilities, net - (4.2)%		(224,177)
Total Net Assets - 100.0%		$5,318,650

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,211,080	$—	$—	$5,211,080
Preferred Stocks	79,488	—	—	79,488
Repurchase Agreements	—	25,078	—	25,078
Securities Lending Collateral	227,181	—	—	227,181
Total Assets	$5,517,749	$25,078	$—	$5,542,827

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $224,546 of securities loaned (cost $4,826,926)	$5,517,749
Repurchase agreements, at value (cost $25,078)	25,078
Receivables:
Securities sold	112,469
Dividends	18,609
Fund shares sold	900
Foreign tax reclaims	782
Securities lending income	135
Interest	4
Total assets	5,675,726

Liabilities:
Payable for:
Return of securities lending collateral	227,181
Fund shares redeemed	117,049
Management fees	4,355
Transfer agent fees	1,719
Distribution and service fees	1,371
Portfolio accounting and administration fees	782
Trustees’ fees*	90
Miscellaneous	4,529
Total liabilities	357,076
Net assets	$5,318,650

Net assets consist of:
Paid in capital	$16,368,118
Total distributable earnings (loss)	(11,049,468)
Net assets	$5,318,650

Investor Class:
Net assets	$1,531,405
Capital shares outstanding	21,723
Net asset value per share	$70.50

A-Class:
Net assets	$2,845,104
Capital shares outstanding	45,409
Net asset value per share	$62.66
Maximum offering price per share (Net asset value divided by 95.25%)	$65.78

C-Class:
Net assets	$828,226
Capital shares outstanding	15,446
Net asset value per share	$53.62

H-Class:
Net assets	$113,915
Capital shares outstanding	1,872
Net asset value per share	$60.85

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $4,059)	$270,916
Interest	1,174
Income from securities lending, net	504
Total investment income	272,594

Expenses:
Management fees	76,931
Distribution and service fees:
A-Class	8,922
C-Class	12,075
H-Class	936
Transfer agent fees	20,907
Portfolio accounting and administration fees	12,384
Professional fees	2,809
Trustees’ fees*	2,480
Custodian fees	1,598
Line of credit fees	210
Miscellaneous	9,185
Total expenses	148,437
Net investment income	124,157

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,142,823
Net realized gain	1,142,823
Net change in unrealized appreciation (depreciation) on:
Investments	(4,044,030)
Net change in unrealized appreciation (depreciation)	(4,044,030)
Net realized and unrealized loss	(2,901,207)
Net decrease in net assets resulting from operations	$(2,777,050)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$124,157	$300,682
Net realized gain on investments	1,142,823	394,136
Net change in unrealized appreciation (depreciation) on investments	(4,044,030)	(606,233)
Net increase (decrease) in net assets resulting from operations	(2,777,050)	88,585

Distributions to shareholders:
Investor Class	(141,982)	(95,987)
A-Class	(115,109)	(22,759)
C-Class	(38,799)	(11,775)
H-Class	(4,792)	(42,522)
Total distributions to shareholders	(300,682)	(173,043)

Capital share transactions:
Proceeds from sale of shares
Investor Class	37,557,660	183,255,069
A-Class	1,993,053	3,587,616
C-Class	389,919	2,706,835
H-Class	540,677	20,206,275
Distributions reinvested
Investor Class	140,351	95,654
A-Class	113,828	22,623
C-Class	38,698	11,756
H-Class	4,695	42,504
Cost of shares redeemed
Investor Class	(39,145,083)	(187,860,624)
A-Class	(2,695,148)	(3,226,427)
C-Class	(1,161,889)	(1,555,949)
H-Class	(2,535,748)	(22,615,331)
Net decrease from capital share transactions	(4,758,987)	(5,329,999)
Net decrease in net assets	(7,836,719)	(5,414,457)

Net assets:
Beginning of year	13,155,369	18,569,826
End of year	$5,318,650	$13,155,369

Capital share activity:
Shares sold
Investor Class	422,891	1,795,247
A-Class	26,938	38,825
C-Class	5,630	33,608
H-Class	7,214	227,308
Shares issued from reinvestment of distributions
Investor Class	1,726	921
A-Class	1,574	243
C-Class	624	146
H-Class	67	470
Shares redeemed
Investor Class	(445,428)	(1,847,955)
A-Class	(34,617)	(34,722)
C-Class	(16,813)	(19,633)
H-Class	(32,132)	(256,166)
Net decrease in shares	(62,326)	(61,708)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$99.66	$95.71	$51.83	$74.58	$86.27
Income (loss) from investment operations:
Net investment income (loss)[a]	1.43	1.03	1.25	1.14	.81
Net gain (loss) on investments (realized and unrealized)	(28.00)	3.42	44.89	(23.38)	(10.92)
Total from investment operations	(26.57)	4.45	46.14	(22.24)	(10.11)
Less distributions from:
Net investment income	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$70.50	$99.66	$95.71	$51.83	$74.58

Total Return	(27.01%)	4.62%	90.06%	(30.08%)	(11.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,531	$4,239	$9,027	$17,507	$5,997
Ratios to average net assets:
Net investment income (loss)	1.62%	1.02%	1.79%	1.47%	0.97%
Total expenses	1.40%	1.36%	1.43%	1.48%	1.46%
Portfolio turnover rate	384%	501%	799%	360%	633%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$89.12	$85.85	$46.98	$67.81	$78.80
Income (loss) from investment operations:
Net investment income (loss)[a]	1.08	.71	1.02	.87	.57
Net gain (loss) on investments (realized and unrealized)	(24.95)	3.06	40.11	(21.19)	(9.98)
Total from investment operations	(23.87)	3.77	41.13	(20.32)	(9.41)
Less distributions from:
Net investment income	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$62.66	$89.12	$85.85	$46.98	$67.81

Total Return[b]	(27.18%)	4.36%	88.72%	(30.25%)	(11.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,845	$4,591	$4,050	$2,789	$4,849
Ratios to average net assets:
Net investment income (loss)	1.38%	0.77%	1.67%	1.23%	0.76%
Total expenses	1.65%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	384%	501%	799%	360%	633%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$77.28	$75.07	$41.57	$60.51	$71.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.03	.49	.31	(.05)
Net gain (loss) on investments (realized and unrealized)	(21.48)	2.68	35.27	(18.74)	(8.91)
Total from investment operations	(21.07)	2.71	35.76	(18.43)	(8.96)
Less distributions from:
Net investment income	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$53.62	$77.28	$75.07	$41.57	$60.51

Total Return[b]	(27.73%)	3.58%	87.34%	(30.78%)	(12.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$828	$2,010	$892	$764	$1,284
Ratios to average net assets:
Net investment income (loss)	0.61%	0.03%	0.93%	0.49%	(0.07%)
Total expenses	2.40%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	384%	501%	799%	360%	633%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$86.66	$83.48	$45.73	$66.00	$76.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	.63	.85	.74	.45
Net gain (loss) on investments (realized and unrealized)	(24.13)	3.05	39.16	(20.50)	(9.65)
Total from investment operations	(23.22)	3.68	40.01	(19.76)	(9.20)
Less distributions from:
Net investment income	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$60.85	$86.66	$83.48	$45.73	$66.00

Total Return	(27.18%)	4.38%	88.66%	(30.24%)	(11.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114	$2,316	$4,601	$162	$1,531
Ratios to average net assets:
Net investment income (loss)	1.16%	0.71%	1.15%	1.02%	0.60%
Total expenses	1.65%	1.60%	1.63%	1.74%	1.70%
Portfolio turnover rate	384%	501%	799%	360%	633%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the Reporting Period, Basic Materials Fund Investor Class returned -8.59%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Materials Index returned -6.28%.

The industries that contributed the most: industrial gases, steel, and construction & engineering. The industries that detracted the most: fertilizer & agricultural chemicals, specialty chemicals, and paper & plastic packaging.

The individual holdings that contributed the most: Air Products and Chemicals, Inc., Steel Dynamics, Inc., and Reliance Steel & Aluminum Co. Those that detracted the most: Newmont Corp., Alcoa Corp., and Ball Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings	(% of Total Net Assets)
Linde plc	4.7%
Freeport-McMoRan, Inc.	2.8%
Air Products and Chemicals, Inc.	2.8%
Vale S.A. ADR	2.6%
Sherwin-Williams Co.	2.5%
Corteva, Inc.	2.3%
Ecolab, Inc.	2.3%
Newmont Corp.	2.2%
Dow, Inc.	2.2%
Nucor Corp.	2.2%
Top Ten Total	26.6%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(8.59%)	8.50%	6.69%
A-Class Shares	(8.83%)	8.23%	6.42%
A-Class Shares with sales charge‡	(13.16%)	7.18%	5.90%
C-Class Shares	(9.51%)	7.42%	5.62%
C-Class Shares with CDSC§	(10.39%)	7.42%	5.62%
H-Class Shares**	(8.85%)	8.23%	6.35%
S&P 500 Materials Index	(6.28%)	9.60%	9.75%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns. The graphs are based on Investor Class share and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2023
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Chemicals - 39.2%
Linde plc	4,600	$1,635,024
Air Products and Chemicals, Inc.	3,362	965,600
Sherwin-Williams Co.	3,908	878,401
Ecolab, Inc.	4,757	787,426
Dow, Inc.	13,968	765,726
PPG Industries, Inc.	5,149	687,803
DuPont de Nemours, Inc.	9,152	656,839
Albemarle Corp.	2,771	612,502
LyondellBasell Industries N.V. — Class A	6,489	609,252
International Flavors & Fragrances, Inc.	6,580	605,097
FMC Corp.	3,891	475,208
Mosaic Co.	10,308	472,931
Nutrien Ltd.[1]	6,139	453,365
CF Industries Holdings, Inc.	6,100	442,189
RPM International, Inc.	4,656	406,190
Celanese Corp. — Class A	3,663	398,864
Eastman Chemical Co.	4,466	376,663
Olin Corp.	5,920	328,560
Axalta Coating Systems Ltd.*	10,485	317,591
Valvoline, Inc.	8,583	299,890
Ashland, Inc.	2,712	278,550
Huntsman Corp.	9,266	253,518
Element Solutions, Inc.	12,853	248,191
Chemours Co.	8,263	247,394
Livent Corp.*	11,099	241,070
Westlake Corp.	2,078	241,006
Total Chemicals		13,684,850

Mining - 28.1%
Freeport-McMoRan, Inc.	23,707	969,853
Newmont Corp.	15,673	768,290
Barrick Gold Corp.	39,733	737,842
Rio Tinto plc ADR	7,962	546,193
BHP Group Ltd. ADR	8,266	524,147
Teck Resources Ltd. — Class B	12,782	466,543
Wheaton Precious Metals Corp.	9,429	454,101
Agnico Eagle Mines Ltd.	8,880	452,614
Gold Fields Ltd. ADR	29,151	388,291
AngloGold Ashanti Ltd. ADR	15,147	366,406
Royal Gold, Inc.	2,820	365,782
Pan American Silver Corp.	19,878	361,780
Kinross Gold Corp.	74,000	348,540
Franco-Nevada Corp.	2,385	347,733
Alcoa Corp.	7,753	329,968
Southern Copper Corp.	4,189	319,411
Alamos Gold, Inc. — Class A	23,936	292,737
Yamana Gold, Inc.	49,352	288,709
Lithium Americas Corp.*,1	12,406	269,955
First Majestic Silver Corp.	36,538	263,439
Sibanye Stillwater Ltd. ADR[1]	31,144	259,118
Hecla Mining Co.	38,979	246,737
SSR Mining, Inc.	14,664	221,720
MP Materials Corp.*	7,263	204,744
Total Mining		9,794,653
Iron & Steel - 12.9%
Vale S.A. ADR	57,971	914,782
Nucor Corp.	4,894	755,976
Steel Dynamics, Inc.	4,587	518,606
Reliance Steel & Aluminum Co.	1,823	468,037
Cleveland-Cliffs, Inc.*	20,032	367,187
ArcelorMittal S.A.[1]	11,458	345,115
Commercial Metals Co.	6,022	294,476
Gerdau S.A. ADR	58,887	290,311
United States Steel Corp.	10,831	282,689
ATI, Inc.*	6,861	270,735
Total Iron & Steel		4,507,914

Packaging & Containers - 8.8%
Ball Corp.	9,243	509,382
Packaging Corporation of America	3,117	432,733
Amcor plc	37,717	429,219
Crown Holdings, Inc.	4,633	383,195
Westrock Co.	11,236	342,361
Graphic Packaging Holding Co.	13,379	341,031
Berry Global Group, Inc.	5,404	318,296
Sealed Air Corp.	6,734	309,158
Total Packaging & Containers		3,065,375

Building Materials - 4.7%
Martin Marietta Materials, Inc.	1,621	575,552
Vulcan Materials Co.	3,323	570,094
Eagle Materials, Inc.	1,924	282,347
Louisiana-Pacific Corp.	4,038	218,900
Total Building Materials		1,646,893

Biotechnology - 2.3%
Corteva, Inc.	13,259	799,650

Household Products & Housewares - 1.3%
Avery Dennison Corp.	2,581	461,819

Forest Products & Paper - 1.2%
International Paper Co.	11,916	429,691

Housewares - 0.6%
Scotts Miracle-Gro Co. — Class A	2,810	195,969

Coal - 0.3%
Alpha Metallurgical Resources, Inc.	765	119,340

Healthcare-Services - 0.2%
Ginkgo Bioworks Holdings, Inc.*,1	51,767	68,850

Total Common Stocks
(Cost $21,699,006)		34,775,004

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$173,456	$173,456
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	68,529	68,529
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	68,530	68,530
Total Repurchase Agreements
(Cost $310,515)		310,515

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	950,738	950,738
Total Securities Lending Collateral
(Cost $950,738)		950,738

Total Investments - 103.2%
(Cost $22,960,259)		$36,036,257
Other Assets & Liabilities, net - (3.2)%		(1,118,953)
Total Net Assets - 100.0%		$34,917,304

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$34,775,004	$—	$—	$34,775,004
Repurchase Agreements	—	310,515	—	310,515
Securities Lending Collateral	950,738	—	—	950,738
Total Assets	$35,725,742	$310,515	$—	$36,036,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $926,991 of securities loaned (cost $22,649,744)	$35,725,742
Repurchase agreements, at value (cost $310,515)	310,515
Cash	5,280
Receivables:
Dividends	71,978
Fund shares sold	32,795
Securities lending income	489
Foreign tax reclaims	437
Interest	41
Total assets	36,147,277

Liabilities:
Payable for:
Return of securities lending collateral	950,738
Deferred foreign capital gain taxes	130,382
Fund shares redeemed	70,720
Management fees	28,608
Transfer agent fees	10,286
Portfolio accounting and administration fees	5,132
Distribution and service fees	4,430
Trustees’ fees*	593
Miscellaneous	29,084
Total liabilities	1,229,973
Net assets	$34,917,304

Net assets consist of:
Paid in capital	$26,918,670
Total distributable earnings (loss)	7,998,634
Net assets	$34,917,304

Investor Class:
Net assets	$23,163,898
Capital shares outstanding	287,161
Net asset value per share	$80.67

A-Class:
Net assets	$7,563,336
Capital shares outstanding	102,096
Net asset value per share	$74.08
Maximum offering price per share (Net asset value divided by 95.25%)	$77.77

C-Class:
Net assets	$2,626,898
Capital shares outstanding	42,298
Net asset value per share	$62.10

H-Class:
Net assets	$1,563,172
Capital shares outstanding	21,854
Net asset value per share	$71.53

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $5,410)	$1,031,120
Interest	8,823
Income from securities lending, net	1,281
Total investment income	1,041,224

Expenses:
Management fees	360,897
Distribution and service fees:
A-Class	18,321
C-Class	30,055
H-Class	6,487
Transfer agent fees	96,976
Portfolio accounting and administration fees	57,233
Professional fees	22,183
Trustees’ fees*	7,492
Custodian fees	6,383
Line of credit fees	16
Miscellaneous	40,911
Total expenses	646,954
Net investment income	394,270

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	999,821
Net realized gain	999,821
Net change in unrealized appreciation (depreciation) on
Investments	(10,382,838)
Net change in unrealized appreciation (depreciation)	(10,382,838)
Net realized and unrealized loss	(9,383,017)
Net decrease in net assets resulting from operations	$(8,988,747)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$394,270	$385,263
Net realized gain (loss) on investments	999,821	(2,243,305)
Net change in unrealized appreciation (depreciation) on investments	(10,382,838)	5,809,127
Net increase (decrease) in net assets resulting from operations	(8,988,747)	3,951,085

Distributions to shareholders:
Investor Class	(383,064)	(696,616)
A-Class	(129,402)	(157,685)
C-Class	(58,507)	(91,602)
H-Class	(72,279)	(47,177)
Total distributions to shareholders	(643,252)	(993,080)

Capital share transactions:
Proceeds from sale of shares
Investor Class	49,912,072	98,263,058
A-Class	2,856,561	3,669,874
C-Class	1,128,838	2,842,962
H-Class	5,008,351	35,636,504
Distributions reinvested
Investor Class	372,564	684,258
A-Class	123,203	150,033
C-Class	58,257	91,209
H-Class	72,218	46,331
Cost of shares redeemed
Investor Class	(70,700,665)	(88,653,849)
A-Class	(2,088,268)	(2,737,559)
C-Class	(1,903,212)	(1,982,115)
H-Class	(13,113,466)	(26,499,643)
Net increase (decrease) from capital share transactions	(28,273,547)	21,511,063
Net increase (decrease) in net assets	(37,905,546)	24,469,068

Net assets:
Beginning of year	72,822,850	48,353,782
End of year	$34,917,304	$72,822,850

Capital share activity:
Shares sold
Investor Class	592,203	1,137,647
A-Class	38,096	47,399
C-Class	17,926	42,753
H-Class	68,572	450,413
Shares issued from reinvestment of distributions
Investor Class	4,847	8,171
A-Class	1,744	1,942
C-Class	982	1,390
H-Class	1,059	620
Shares redeemed
Investor Class	(878,910)	(1,063,116)
A-Class	(28,466)	(35,795)
C-Class	(31,357)	(30,147)
H-Class	(178,116)	(350,741)
Net increase (decrease) in shares	(391,420)	210,536

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$89.73	$78.37	$42.39	$58.04	$60.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.89	.60	.43	.43	.35
Net gain (loss) on investments (realized and unrealized)	(8.66)	12.39	37.12	(13.42)	(1.85)
Total from investment operations	(7.77)	12.99	37.55	(12.99)	(1.50)
Less distributions from:
Net investment income	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$80.67	$89.73	$78.37	$42.39	$58.04

Total Return	(8.59%)	16.72%	89.00%	(23.61%)	(2.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,164	$51,058	$38,112	$13,313	$26,704
Ratios to average net assets:
Net investment income (loss)	1.11%	0.71%	0.67%	0.74%	0.59%
Total expenses	1.39%	1.36%	1.43%	1.48%	1.47%
Portfolio turnover rate	126%	169%	162%	67%	247%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$82.73	$72.55	$39.41	$54.27	$56.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.35	.25	.26	.25
Net gain (loss) on investments (realized and unrealized)	(7.92)	11.46	34.46	(12.46)	(1.81)
Total from investment operations	(7.36)	11.81	34.71	(12.20)	(1.56)
Less distributions from:
Net investment income	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$74.08	$82.73	$72.55	$39.41	$54.27

Total Return[b]	(8.83%)	16.43%	88.52%	(23.80%)	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,563	$7,506	$5,599	$2,966	$6,810
Ratios to average net assets:
Net investment income (loss)	0.77%	0.45%	0.44%	0.48%	0.45%
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	126%	169%	162%	67%	247%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.12	$62.18	$34.17	$47.73	$50.32
Income (loss) from investment operations:
Net investment income (loss)[a]	— [c]	(.18)	(.17)	(.11)	(.21)
Net gain (loss) on investments (realized and unrealized)	(6.73)	9.75	29.75	(10.79)	(1.55)
Total from investment operations	(6.73)	9.57	29.58	(10.90)	(1.76)
Less distributions from:
Net investment income	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$62.10	$70.12	$62.18	$34.17	$47.73

Total Return[b]	(9.51%)	15.57%	87.07%	(24.35%)	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,627	$3,839	$2,534	$1,526	$2,930
Ratios to average net assets:
Net investment income (loss)	— [d]	(0.27%)	(0.34%)	(0.23%)	(0.42%)
Total expenses	2.39%	2.36%	2.44%	2.47%	2.47%
Portfolio turnover rate	126%	169%	162%	67%	247%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$79.95	$70.17	$38.15	$52.62	$54.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.56	.19	.27	.12
Net gain (loss) on investments (realized and unrealized)	(7.41)	10.85	33.40	(12.08)	(1.62)
Total from investment operations	(7.13)	11.41	33.59	(11.81)	(1.50)
Less distributions from:
Net investment income	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$71.53	$79.95	$70.17	$38.15	$52.62

Total Return	(8.85%)	16.42%	88.51%	(23.81%)	(2.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,563	$10,420	$2,108	$825	$1,424
Ratios to average net assets:
Net investment income (loss)	0.38%	0.73%	0.33%	0.51%	0.21%
Total expenses	1.65%	1.60%	1.68%	1.72%	1.71%
Portfolio turnover rate	126%	169%	162%	67%	247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the Reporting Period, Biotechnology Fund Investor Class returned -5.64%, compared with the S&P 500 Index, which returned -7.73%. The S&P 500 Health Care Index returned -3.70%.

The industries that contributed the most: biotechnology and fertilizers & agricultural chemicals. The industries that detracted the most: life sciences tools & services, health care services, and pharmaceuticals.

The individual holdings that contributed the most: Gilead Sciences, Inc., Seagen, Inc., and Biogen, Inc. Those that detracted the most: Novavax, Inc., Illumina, Inc., and Guardant Health, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings	(% of Total Net Assets)
AbbVie, Inc.	8.7%
Amgen, Inc.	5.8%
Gilead Sciences, Inc.	5.2%
Regeneron Pharmaceuticals, Inc.	4.9%
Vertex Pharmaceuticals, Inc.	4.6%
Moderna, Inc.	3.6%
Corteva, Inc.	3.4%
Biogen, Inc.	3.2%
Illumina, Inc.	3.1%
AstraZeneca plc ADR	2.8%
Top Ten Total	45.3%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(5.64%)	3.78%	9.08%
A-Class Shares	(5.87%)	3.52%	8.81%
A-Class Shares with sales charge‡	(10.34%)	2.52%	8.28%
C-Class Shares	(6.58%)	2.75%	7.99%
C-Class Shares with CDSC§	(7.50%)	2.75%	7.99%
H-Class Shares**	(5.87%)	3.53%	8.74%
S&P 500 Health Care Index	(3.70%)	11.82%	12.87%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2023
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Biotechnology - 74.2%
Amgen, Inc.	28,237	$6,826,295
Gilead Sciences, Inc.	73,808	6,123,850
Regeneron Pharmaceuticals, Inc.*	7,016	5,764,837
Vertex Pharmaceuticals, Inc.*	17,196	5,417,944
Moderna, Inc.*	27,547	4,230,668
Corteva, Inc.	65,815	3,969,303
Biogen, Inc.*	13,722	3,815,128
Illumina, Inc.*	15,666	3,643,128
Seagen, Inc.*	15,585	3,155,495
Alnylam Pharmaceuticals, Inc.*	14,987	3,002,196
Horizon Therapeutics plc*	26,949	2,941,214
Royalty Pharma plc — Class A	72,267	2,603,780
BioMarin Pharmaceutical, Inc.*	25,868	2,515,404
Incyte Corp.*	29,503	2,132,182
Sarepta Therapeutics, Inc.*	13,848	1,908,670
United Therapeutics Corp.*	8,465	1,895,821
Exelixis, Inc.*	79,122	1,535,758
Argenx SE ADR*	3,980	1,482,868
Apellis Pharmaceuticals, Inc.*	22,417	1,478,625
BioNTech SE ADR	11,824	1,472,916
Halozyme Therapeutics, Inc.*	36,691	1,401,229
CRISPR Therapeutics AG*,1	30,193	1,365,629
Ionis Pharmaceuticals, Inc.*	36,933	1,319,986
IVERIC bio, Inc.*	43,535	1,059,207
Amicus Therapeutics, Inc.*	91,855	1,018,672
Cytokinetics, Inc.*	28,928	1,017,976
Arrowhead Pharmaceuticals, Inc.*	38,486	977,544
PTC Therapeutics, Inc.*	19,991	968,364
Intellia Therapeutics, Inc.*	25,776	960,672
Vir Biotechnology, Inc.*	38,129	887,262
Denali Therapeutics, Inc.*	38,256	881,418
Insmed, Inc.*	51,541	878,774
Karuna Therapeutics, Inc.*	4,704	854,435
ACADIA Pharmaceuticals, Inc.*	44,248	832,747
TG Therapeutics, Inc.*	55,026	827,591
Guardant Health, Inc.*	35,001	820,424
Blueprint Medicines Corp.*	17,115	770,004
Ultragenyx Pharmaceutical, Inc.*	18,714	750,431
Mirati Therapeutics, Inc.*	20,152	749,251
BioCryst Pharmaceuticals, Inc.*	89,014	742,377
Prothena Corporation plc*	15,137	733,690
Beam Therapeutics, Inc.*	21,520	658,942
Twist Bioscience Corp.*	33,540	505,783
Novavax, Inc.*,1	69,323	480,408
Total Biotechnology		87,378,898

Pharmaceuticals - 20.7%
AbbVie, Inc.	64,009	10,201,114
AstraZeneca plc ADR	48,251	3,349,102
Viatris, Inc.	210,718	2,027,107
Neurocrine Biosciences, Inc.*	18,863	1,909,313
Jazz Pharmaceuticals plc*	12,204	1,785,811
Alkermes plc*	56,026	1,579,373
Catalyst Pharmaceuticals, Inc.*	45,813	759,580
Prometheus Biosciences, Inc.*	6,970	748,020
Ironwood Pharmaceuticals, Inc. — Class A*	66,850	703,262
Vaxcyte, Inc.*	17,552	657,849
Madrigal Pharmaceuticals, Inc.*	2,657	643,685
Total Pharmaceuticals		24,364,216

Healthcare-Products - 2.9%
Exact Sciences Corp.*	30,296	2,054,372
Natera, Inc.*	24,936	1,384,447
Total Healthcare-Products		3,438,819

Healthcare-Services - 1.8%
Syneos Health, Inc.*	32,114	1,143,901
Medpace Holdings, Inc.*	4,888	919,188
Total Healthcare-Services		2,063,089

Total Common Stocks
(Cost $59,651,922)		117,245,022

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$333,783	333,783
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	131,872	131,872
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	131,872	131,872
Total Repurchase Agreements
(Cost $597,527)		597,527

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	945,904	945,904
Total Securities Lending Collateral
(Cost $945,904)		945,904

Total Investments - 100.9%
(Cost $61,195,353)		$118,788,453
Other Assets & Liabilities, net - (0.9)%		(1,069,568)
Total Net Assets - 100.0%		$117,718,885

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$117,245,022	$—	$—	$117,245,022
Repurchase Agreements	—	597,527	—	597,527
Securities Lending Collateral	945,904	—	—	945,904
Total Assets	$118,190,926	$597,527	$—	$118,788,453

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $954,936 of securities loaned (cost $60,597,826)	$118,190,926
Repurchase agreements, at value (cost $597,527)	597,527
Receivables:
Fund shares sold	142,759
Foreign tax reclaims	4,335
Securities lending income	1,919
Interest	79
Total assets	118,937,545

Liabilities:
Payable for:
Return of securities lending collateral	945,904
Management fees	84,270
Fund shares redeemed	47,483
Transfer agent fees	32,870
Portfolio accounting and administration fees	15,119
Distribution and service fees	6,202
Trustees’ fees*	1,720
Miscellaneous	85,092
Total liabilities	1,218,660
Net assets	$117,718,885

Net assets consist of:
Paid in capital	$67,525,080
Total distributable earnings (loss)	50,193,805
Net assets	$117,718,885

Investor Class:
Net assets	$93,775,965
Capital shares outstanding	1,373,186
Net asset value per share	$68.29

A-Class:
Net assets	$16,120,959
Capital shares outstanding	271,612
Net asset value per share	$59.35
Maximum offering price per share (Net asset value divided by 95.25%)	$62.31

C-Class:
Net assets	$1,725,467
Capital shares outstanding	36,777
Net asset value per share	$46.92

H-Class:
Net assets	$6,096,494
Capital shares outstanding	107,654
Net asset value per share	$56.63

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $6,297)	$1,340,942
Interest	18,124
Income from securities lending, net	56,942
Total investment income	1,416,008

Expenses:
Management fees	1,146,876
Distribution and service fees:
A-Class	43,932
C-Class	23,196
H-Class	16,268
Transfer agent fees	299,253
Portfolio accounting and administration fees	187,707
Professional fees	69,067
Trustees’ fees*	23,324
Custodian fees	19,797
Line of credit fees	146
Miscellaneous	132,827
Total expenses	1,962,393
Net investment loss	(546,385)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,868,860)
Net realized loss	(1,868,860)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,943,222)
Net change in unrealized appreciation (depreciation)	(6,943,222)
Net realized and unrealized loss	(8,812,082)
Net decrease in net assets resulting from operations	$(9,358,467)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(546,385)	$(1,175,713)
Net realized gain (loss) on investments	(1,868,860)	12,588,668
Net change in unrealized appreciation (depreciation) on investments	(6,943,222)	(22,670,440)
Net decrease in net assets resulting from operations	(9,358,467)	(11,257,485)

Distributions to shareholders:
Investor Class	(1,400,398)	(23,744,351)
A-Class	(261,302)	(4,221,623)
C-Class	(40,352)	(1,013,611)
H-Class	(98,449)	(2,107,725)
Total distributions to shareholders	(1,800,501)	(31,087,310)

Capital share transactions:
Proceeds from sale of shares
Investor Class	59,349,087	55,644,687
A-Class	4,270,307	4,868,126
C-Class	288,533	994,793
H-Class	1,146,596	11,528,352
Distributions reinvested
Investor Class	1,340,834	22,672,327
A-Class	256,294	4,154,552
C-Class	39,028	984,202
H-Class	98,371	2,103,907
Cost of shares redeemed
Investor Class	(80,587,920)	(74,858,687)
A-Class	(6,316,518)	(6,337,911)
C-Class	(1,527,907)	(5,855,149)
H-Class	(4,045,536)	(10,595,896)
Net increase (decrease) from capital share transactions	(25,688,831)	5,303,303
Net decrease in net assets	(36,847,799)	(37,041,492)

Net assets:
Beginning of year	154,566,684	191,608,176
End of year	$117,718,885	$154,566,684

Capital share activity:
Shares sold
Investor Class	854,810	619,547
A-Class	71,911	59,701
C-Class	5,958	14,874
H-Class	20,151	149,625
Shares issued from reinvestment of distributions
Investor Class	19,100	280,633
A-Class	4,197	58,863
C-Class	807	17,401
H-Class	1,688	31,220
Shares redeemed
Investor Class	(1,175,811)	(836,763)
A-Class	(105,566)	(82,507)
C-Class	(32,044)	(86,166)
H-Class	(67,269)	(145,705)
Net increase (decrease) in shares	(402,068)	80,723

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$73.30	$94.01	$71.72	$83.02	$87.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.52)	(.58)	(.44)	(.68)
Net gain (loss) on investments (realized and unrealized)	(3.87)	(4.42)	29.82	(7.26)	6.42
Total from investment operations	(4.11)	(4.94)	29.24	(7.70)	5.74
Less distributions from:
Net realized gains	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$68.29	$73.30	$94.01	$71.72	$83.02

Total Return	(5.64%)	(6.81%)	40.80%	(9.91%)	7.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,776	$122,777	$151,506	$122,194	$177,344
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.56%)	(0.62%)	(0.56%)	(0.79%)
Total expenses	1.39%	1.36%	1.45%	1.48%	1.46%
Portfolio turnover rate	61%	65%	115%	64%	100%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.98	$84.21	$64.92	$75.66	$80.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.65)	(.73)	(.57)	(.82)
Net gain (loss) on investments (realized and unrealized)	(3.38)	(3.81)	26.97	(6.57)	5.82
Total from investment operations	(3.73)	(4.46)	26.24	(7.14)	5.00
Less distributions from:
Net realized gains	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$59.35	$63.98	$84.21	$64.92	$75.66

Total Return[b]	(5.87%)	(7.04%)	40.44%	(10.14%)	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,121	$19,263	$22,317	$14,565	$23,199
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.80%)	(0.87%)	(0.80%)	(1.04%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	61%	65%	115%	64%	100%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$51.15	$70.90	$55.85	$66.05	$72.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(1.09)	(1.15)	(.97)	(1.27)
Net gain (loss) on investments (realized and unrealized)	(2.69)	(2.89)	23.15	(5.63)	5.07
Total from investment operations	(3.33)	(3.98)	22.00	(6.60)	3.80
Less distributions from:
Net realized gains	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$46.92	$51.15	$70.90	$55.85	$66.05

Total Return[b]	(6.58%)	(7.74%)	39.39%	(10.80%)	6.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,725	$3,174	$8,221	$8,692	$14,248
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(1.58%)	(1.61%)	(1.56%)	(1.79%)
Total expenses	2.39%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	61%	65%	115%	64%	100%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$61.09	$81.10	$62.70	$73.18	$78.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.64)	(.66)	(.59)	(.82)
Net gain (loss) on investments (realized and unrealized)	(3.22)	(3.60)	26.01	(6.29)	5.63
Total from investment operations	(3.56)	(4.24)	25.35	(6.88)	4.81
Less distributions from:
Net realized gains	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$56.63	$61.09	$81.10	$62.70	$73.18

Total Return	(5.87%)	(7.04%)	40.45%	(10.12%)	7.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,096	$9,352	$9,565	$8,365	$13,315
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.82%)	(0.83%)	(0.85%)	(1.06%)
Total expenses	1.64%	1.61%	1.72%	1.73%	1.71%
Portfolio turnover rate	61%	65%	115%	64%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the Reporting Period, Consumer Products Fund Investor Class returned 1.40%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 1.22%.

The industries that contributed the most: soft drinks, packaged foods & meats, and household products. The industries that detracted the most: agricultural products & services, personal care products, and food retail.

The individual holdings that contributed the most: Monster Beverage Corp., Lamb Weston Holdings, Inc., and PepsiCo, Inc. Those that detracted the most: Tyson Foods, Inc. - Class A, BRC, Inc. - Class A, and Hormel Foods Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.8%
PepsiCo, Inc.	5.7%
Coca-Cola Co.	5.6%
Philip Morris International, Inc.	4.4%
Mondelez International, Inc. — Class A	3.5%
Estee Lauder Companies, Inc. — Class A	3.3%
Altria Group, Inc.	3.2%
Colgate-Palmolive Co.	2.8%
Hershey Co.	2.6%
General Mills, Inc.	2.6%
Top Ten Total	40.5%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	1.40%	6.66%	7.59%
A-Class Shares	1.13%	6.40%	7.32%
A-Class Shares with sales charge‡	(3.68%)	5.37%	6.80%
C-Class Shares	0.37%	5.60%	6.52%
C-Class Shares with CDSC§	(0.53%)	5.60%	6.52%
H-Class Shares**	1.14%	6.40%	7.26%
S&P 500 Consumer Staples Index	1.22%	10.63%	9.62%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2023
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Food - 36.0%
Mondelez International, Inc. — Class A	39,977	$2,787,197
Hershey Co.	8,061	2,050,799
General Mills, Inc.	23,994	2,050,527
Sysco Corp.	23,075	1,782,082
Kroger Co.	33,322	1,645,107
Kraft Heinz Co.	40,128	1,551,750
McCormick & Company, Inc.	16,858	1,402,754
Tyson Foods, Inc. — Class A	21,628	1,282,973
Conagra Brands, Inc.	32,238	1,210,859
Kellogg Co.	17,912	1,199,388
Lamb Weston Holdings, Inc.	10,798	1,128,607
J M Smucker Co.	7,162	1,127,084
Hormel Foods Corp.	23,903	953,252
Campbell Soup Co.	17,091	939,663
Performance Food Group Co.*	14,801	893,092
US Foods Holding Corp.*	21,628	798,938
Post Holdings, Inc.*	6,913	621,271
Flowers Foods, Inc.	22,245	609,736
Simply Good Foods Co.*	14,213	565,251
Albertsons Companies, Inc. — Class A	26,556	551,834
Sprouts Farmers Market, Inc.*	15,531	544,051
Hostess Brands, Inc.*	20,257	503,994
Cal-Maine Foods, Inc.	7,723	470,254
Grocery Outlet Holding Corp.*	16,065	453,997
Lancaster Colony Corp.	2,047	415,295
Hain Celestial Group, Inc.*	19,940	341,971
Pilgrim’s Pride Corp.*	11,641	269,838
Beyond Meat, Inc.*,1	16,178	262,569
Total Food		28,414,133

Beverages - 27.3%
PepsiCo, Inc.	24,710	4,504,633
Coca-Cola Co.	71,040	4,406,611
Monster Beverage Corp.*	33,550	1,812,036
Constellation Brands, Inc. — Class A	7,587	1,713,827
Keurig Dr Pepper, Inc.	45,018	1,588,235
Brown-Forman Corp. — Class B	24,423	1,569,666
Coca-Cola Europacific Partners plc	21,190	1,254,236
Anheuser-Busch InBev S.A. ADR	17,846	1,190,864
Fomento Economico Mexicano SAB de CV ADR	11,410	1,086,118
Molson Coors Beverage Co. — Class B	17,136	885,588
Ambev S.A. ADR	234,846	662,266
Celsius Holdings, Inc.*	5,432	504,850
Boston Beer Company, Inc. — Class A*	997	327,714
Total Beverages		21,506,644

Cosmetics & Personal Care - 14.9%
Procter & Gamble Co.	36,022	5,356,111
Estee Lauder Companies, Inc. — Class A	10,421	2,568,360
Colgate-Palmolive Co.	29,812	2,240,372
Unilever plc ADR[1]	22,064	1,145,784
Beauty Health Co.*	23,777	300,303
Olaplex Holdings, Inc.*	38,893	166,073
Total Cosmetics & Personal Care		11,777,003

Agriculture - 13.8%
Philip Morris International, Inc.	35,786	3,480,189
Altria Group, Inc.	55,554	2,478,819
Archer-Daniels-Midland Co.	23,639	1,883,083
British American Tobacco plc ADR	30,739	1,079,554
Bunge Ltd.	11,025	1,053,108
Darling Ingredients, Inc.*	15,246	890,366
Total Agriculture		10,865,119

Household Products & Housewares - 5.7%
Kimberly-Clark Corp.	14,439	1,938,003
Church & Dwight Company, Inc.	14,974	1,323,851
Clorox Co.	7,927	1,254,368
Total Household Products & Housewares		4,516,222

Retail - 1.5%
Casey’s General Stores, Inc.	3,725	806,314
Freshpet, Inc.*	5,818	385,093
Total Retail		1,191,407

Total Common Stocks
(Cost $40,122,222)		78,270,528

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$256,527	256,527
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	101,350	101,350
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	101,350	101,350
Total Repurchase Agreements
(Cost $459,227)		459,227

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	378,211	378,211
Total Securities Lending Collateral
(Cost $378,211)		378,211

Total Investments - 100.3%
(Cost $40,959,660)		$79,107,966
Other Assets & Liabilities, net - (0.3)%		(257,828)
Total Net Assets - 100.0%		$78,850,138

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$78,270,528	$—	$—	$78,270,528
Repurchase Agreements	—	459,227	—	459,227
Securities Lending Collateral	378,211	—	—	378,211
Total Assets	$78,648,739	$459,227	$—	$79,107,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $373,481 of securities loaned (cost $40,500,433)	$78,648,739
Repurchase agreements, at value (cost $459,227)	459,227
Receivables:
Dividends	197,785
Fund shares sold	60,003
Securities lending income	11,361
Foreign tax reclaims	1,389
Interest	61
Total assets	79,378,565

Liabilities:
Payable for:
Return of securities lending collateral	378,211
Management fees	55,191
Transfer agent fees	21,839
Portfolio accounting and administration fees	9,902
Distribution and service fees	6,340
Trustees’ fees*	1,123
Fund shares redeemed	139
Miscellaneous	55,682
Total liabilities	528,427
Net assets	$78,850,138

Net assets consist of:
Paid in capital	$44,121,151
Total distributable earnings (loss)	34,728,987
Net assets	$78,850,138

Investor Class:
Net assets	$62,815,530
Capital shares outstanding	1,097,406
Net asset value per share	$57.24

A-Class:
Net assets	$9,448,910
Capital shares outstanding	190,797
Net asset value per share	$49.52
Maximum offering price per share (Net asset value divided by 95.25%)	$51.99

C-Class:
Net assets	$4,844,832
Capital shares outstanding	130,334
Net asset value per share	$37.17

H-Class:
Net assets	$1,740,866
Capital shares outstanding	37,270
Net asset value per share	$46.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,042)	$2,510,508
Interest	8,941
Income from securities lending, net	195,137
Total investment income	2,714,586

Expenses:
Management fees	762,252
Distribution and service fees:
A-Class	24,610
C-Class	54,648
H-Class	5,072
Transfer agent fees	197,525
Portfolio accounting and administration fees	125,158
Professional fees	46,612
Trustees’ fees*	14,338
Custodian fees	13,117
Line of credit fees	811
Miscellaneous	89,905
Total expenses	1,334,048
Net investment income	1,380,538

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,319,617
Net realized gain	7,319,617
Net change in unrealized appreciation (depreciation) on:
Investments	(6,377,523)
Net change in unrealized appreciation (depreciation)	(6,377,523)
Net realized and unrealized gain	942,094
Net increase in net assets resulting from operations	$2,322,632

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,380,538	$871,947
Net realized gain on investments	7,319,617	14,373,645
Net change in unrealized appreciation (depreciation) on investments	(6,377,523)	(11,356,625)
Net increase in net assets resulting from operations	2,322,632	3,888,967

Distributions to shareholders:
Investor Class	(6,119,772)	(8,985,729)
A-Class	(795,613)	(1,536,855)
C-Class	(516,440)	(1,275,508)
H-Class	(157,306)	(846,731)
Total distributions to shareholders	(7,589,131)	(12,644,823)

Capital share transactions:
Proceeds from sale of shares
Investor Class	79,518,264	73,605,684
A-Class	2,870,632	1,912,283
C-Class	258,817	1,052,146
H-Class	506,704	3,640,736
Distributions reinvested
Investor Class	6,019,493	8,768,762
A-Class	773,384	1,516,110
C-Class	506,935	1,249,393
H-Class	154,590	846,351
Cost of shares redeemed
Investor Class	(86,456,869)	(91,846,100)
A-Class	(3,292,719)	(3,272,082)
C-Class	(1,983,481)	(3,751,701)
H-Class	(1,211,992)	(6,921,884)
Net decrease from capital share transactions	(2,336,242)	(13,200,302)
Net decrease in net assets	(7,602,741)	(21,956,158)

Net assets:
Beginning of year	86,452,879	108,409,037
End of year	$78,850,138	$86,452,879

Capital share activity:
Shares sold
Investor Class	1,362,299	1,163,888
A-Class	54,959	32,676
C-Class	6,490	22,369
H-Class	10,521	69,300
Shares issued from reinvestment of distributions
Investor Class	106,502	151,551
A-Class	15,803	29,874
C-Class	13,772	31,670
H-Class	3,349	17,599
Shares redeemed
Investor Class	(1,488,436)	(1,442,836)
A-Class	(65,081)	(57,436)
C-Class	(49,841)	(79,717)
H-Class	(25,191)	(136,464)
Net decrease in shares	(54,854)	(197,526)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.53	$66.72	$52.88	$59.56	$61.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.97	.66	.70	.72	.92
Net gain (loss) on investments (realized and unrealized)	(.17)[c]	2.18	18.44	(5.71)	1.40
Total from investment operations	.80	2.84	19.14	(4.99)	2.32
Less distributions from:
Net investment income	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$57.24	$60.53	$66.72	$52.88	$59.56

Total Return	1.40%	4.89%	36.78%	(8.81%)	4.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,816	$67,612	$83,023	$79,890	$142,633
Ratios to average net assets:
Net investment income (loss)	1.65%	1.01%	1.12%	1.17%	1.56%
Total expenses	1.39%	1.36%	1.45%	1.47%	1.46%
Portfolio turnover rate	79%	60%	38%	59%	84%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.05	$59.72	$47.88	$54.21	$56.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.44	.50	.51	.69
Net gain (loss) on investments (realized and unrealized)	(.12)[c]	1.92	16.64	(5.15)	1.28
Total from investment operations	.56	2.36	17.14	(4.64)	1.97
Less distributions from:
Net investment income	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$49.52	$53.05	$59.72	$47.88	$54.21

Total Return[b]	1.13%	4.65%	36.43%	(9.04%)	3.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,449	$9,820	$10,751	$8,561	$13,659
Ratios to average net assets:
Net investment income (loss)	1.34%	0.76%	0.89%	0.92%	1.28%
Total expenses	1.64%	1.61%	1.69%	1.72%	1.71%
Portfolio turnover rate	79%	60%	38%	59%	84%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$41.14	$48.68	$40.08	$45.98	$48.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	—	.06	.08	.28
Net gain (loss) on investments (realized and unrealized)	(.10)[c]	1.49	13.84	(4.29)	1.04
Total from investment operations	.12	1.49	13.90	(4.21)	1.32
Less distributions from:
Net investment income	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$37.17	$41.14	$48.68	$40.08	$45.98

Total Return[b]	0.37%	3.87%	35.40%	(9.73%)	3.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,845	$6,578	$9,035	$9,816	$14,976
Ratios to average net assets:
Net investment income (loss)	0.56%	—	0.12%	0.16%	0.60%
Total expenses	2.39%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	79%	60%	38%	59%	84%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.27	$57.06	$45.93	$52.07	$54.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.38	.49	.46	.69
Net gain (loss) on investments (realized and unrealized)	(.09)[c]	1.86	15.94	(4.91)	1.20
Total from investment operations	.53	2.24	16.43	(4.45)	1.89
Less distributions from:
Net investment income	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$46.71	$50.27	$57.06	$45.93	$52.07

Total Return	1.14%	4.65%	36.43%	(9.05%)	3.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,741	$2,443	$5,601	$4,284	$10,118
Ratios to average net assets:
Net investment income (loss)	1.28%	0.68%	0.90%	0.86%	1.32%
Total expenses	1.64%	1.61%	1.69%	1.72%	1.71%
Portfolio turnover rate	79%	60%	38%	59%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the Reporting Period, Electronics Fund Investor Class returned -3.52%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Information Technology Index returned -4.55%.

No industry contributed to return. The industries that detracted the most: semiconductors and semiconductor equipment.

The individual holdings that contributed the most: First Solar, Inc., NVIDIA Corp., and GLOBALFOUNDRIES, Inc. Those that detracted the most: Intel Corp., Marvell Technology, Inc., and QUALCOMM, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings	(% of Total Net Assets)
NVIDIA Corp.	11.0%
Broadcom, Inc.	6.4%
Texas Instruments, Inc.	5.2%
Advanced Micro Devices, Inc.	5.0%
QUALCOMM, Inc.	4.8%
Intel Corp.	4.7%
Analog Devices, Inc.	4.0%
Applied Materials, Inc.	4.0%
Lam Research Corp.	3.3%
Micron Technology, Inc.	3.3%
Top Ten Total	51.7%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(3.52%)	19.98%	20.68%
A-Class Shares	(3.77%)	19.69%	20.39%
A-Class Shares with sales charge‡	(8.34%)	18.53%	19.80%
C-Class Shares	(4.49%)	18.79%	19.48%
C-Class Shares with CDSC§	(5.45%)	18.79%	19.48%
H-Class Shares**	(3.77%)	19.68%	20.30%
S&P 500 Information Technology Index	(4.55%)	19.64%	20.14%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2023
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Semiconductors - 92.9%
NVIDIA Corp.	21,724	$6,034,275
Broadcom, Inc.	5,438	3,488,695
Texas Instruments, Inc.	15,380	2,860,834
Advanced Micro Devices, Inc.*	27,768	2,721,542
QUALCOMM, Inc.	20,817	2,655,833
Intel Corp.	79,369	2,592,985
Analog Devices, Inc.	11,170	2,202,947
Applied Materials, Inc.	17,650	2,167,950
Lam Research Corp.	3,442	1,824,673
Micron Technology, Inc.	29,551	1,783,107
KLA Corp.	4,028	1,607,857
Microchip Technology, Inc.	17,282	1,447,886
Marvell Technology, Inc.	31,018	1,343,079
ON Semiconductor Corp.*	15,602	1,284,357
ASML Holding N.V. — Class G	1,835	1,249,103
NXP Semiconductor N.V.	6,614	1,233,346
Taiwan Semiconductor Manufacturing Company Ltd. ADR	13,171	1,225,166
Monolithic Power Systems, Inc.	2,037	1,019,600
Skyworks Solutions, Inc.	7,931	935,699
Teradyne, Inc.	8,200	881,582
Lattice Semiconductor Corp.*	8,102	773,741
Entegris, Inc.	8,967	735,384
STMicroelectronics N.V. — Class Y1	13,068	699,007
Qorvo, Inc.*	6,873	698,091
Wolfspeed, Inc.*	9,553	620,467
United Microelectronics Corp. ADR*,1	66,607	583,477
ASE Technology Holding Company Ltd. ADR	71,262	567,958
Cirrus Logic, Inc.*	4,961	542,634
Rambus, Inc.*	10,315	528,747
GLOBALFOUNDRIES, Inc.*,1	7,205	520,057
MKS Instruments, Inc.	5,749	509,476
Silicon Laboratories, Inc.*	2,903	508,286
Power Integrations, Inc.	5,515	466,790
Synaptics, Inc.*	4,059	451,158
Axcelis Technologies, Inc.*	3,359	447,587
MACOM Technology Solutions Holdings, Inc.*	5,909	418,594
Ambarella, Inc.*	4,650	360,003
Amkor Technology, Inc.	12,648	329,101
Impinj, Inc.*	2,416	327,416
Semtech Corp.*	9,932	239,758
Total Semiconductors		50,888,248

Energy-Alternate Sources - 5.5%
Enphase Energy, Inc.*	5,552	1,167,475
First Solar, Inc.*	4,733	1,029,427
SolarEdge Technologies, Inc.*	2,680	814,586
Total Energy-Alternate Sources		3,011,488

Electrical Components & Equipment - 1.0%
Universal Display Corp.	3,722	577,394

Total Common Stocks
(Cost $31,283,822)		54,477,130

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$207,076	207,076
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	81,812	81,812
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	81,812	81,812
Total Repurchase Agreements
(Cost $370,700)		370,700

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	829,210	829,210
Total Securities Lending Collateral
(Cost $829,210)		829,210

Total Investments - 101.6%
(Cost $32,483,732)		$55,677,040
Other Assets & Liabilities, net - (1.6)%		(873,030)
Total Net Assets - 100.0%		$54,804,010

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,477,130	$—	$—	$54,477,130
Repurchase Agreements	—	370,700	—	370,700
Securities Lending Collateral	829,210	—	—	829,210
Total Assets	$55,306,340	$370,700	$—	$55,677,040

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $818,200 of securities loaned (cost $32,113,032)	$55,306,340
Repurchase agreements, at value (cost $370,700)	370,700
Cash	1,216
Receivables:
Fund shares sold	57,029
Dividends	18,026
Securities lending income	1,157
Interest	50
Total assets	55,754,518

Liabilities:
Payable for:
Return of securities lending collateral	829,210
Management fees	34,204
Fund shares redeemed	32,239
Transfer agent fees	11,738
Portfolio accounting and administration fees	6,136
Distribution and service fees	2,772
Trustees’ fees*	687
Miscellaneous	33,522
Total liabilities	950,508
Net assets	$54,804,010

Net assets consist of:
Paid in capital	$38,841,020
Total distributable earnings (loss)	15,962,990
Net assets	$54,804,010

Investor Class:
Net assets	$42,114,247
Capital shares outstanding	143,330
Net asset value per share	$293.83

A-Class:
Net assets	$5,769,236
Capital shares outstanding	21,533
Net asset value per share	$267.90
Maximum offering price per share (Net asset value divided by 95.25%)	$281.26

C-Class:
Net assets	$1,246,308
Capital shares outstanding	5,451
Net asset value per share	$228.60

H-Class:
Net assets	$5,674,219
Capital shares outstanding	21,858
Net asset value per share	$259.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $3,162)	$463,181
Interest	6,439
Income from securities lending, net	10,030
Total investment income	479,650

Expenses:
Management fees	326,035
Distribution and service fees:
A-Class	12,080
C-Class	12,469
H-Class	3,382
Transfer agent fees	85,353
Portfolio accounting and administration fees	53,422
Registration fees	29,006
Professional fees	25,572
Trustees’ fees*	7,488
Custodian fees	5,840
Line of credit fees	10
Miscellaneous	1,827
Total expenses	562,484
Net investment loss	(82,834)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(400,879)
Net realized loss	(400,879)
Net change in unrealized appreciation (depreciation) on:
Investments	(329,138)
Net change in unrealized appreciation (depreciation)	(329,138)
Net realized and unrealized loss	(730,017)
Net decrease in net assets resulting from operations	$(812,851)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(82,834)	$(373,019)
Net realized loss on investments	(400,879)	(71,238)
Net change in unrealized appreciation (depreciation) on investments	(329,138)	(4,976,021)
Net decrease in net assets resulting from operations	(812,851)	(5,420,278)

Distributions to shareholders:
Investor Class	—	(2,283,199)
A-Class	—	(397,140)
C-Class	—	(114,035)
H-Class	—	(182,571)
Total distributions to shareholders	—	(2,976,945)

Capital share transactions:
Proceeds from sale of shares
Investor Class	64,807,683	182,248,214
A-Class	2,458,522	12,659,571
C-Class	644,277	1,789,573
H-Class	4,876,943	26,552,857
Distributions reinvested
Investor Class	—	2,241,300
A-Class	—	395,788
C-Class	—	113,652
H-Class	—	182,550
Cost of shares redeemed
Investor Class	(83,230,672)	(171,070,528)
A-Class	(5,039,489)	(8,523,286)
C-Class	(1,075,489)	(3,204,867)
H-Class	(1,279,413)	(33,383,135)
Net increase (decrease) from capital share transactions	(17,837,638)	10,001,689
Net increase (decrease) in net assets	(18,650,489)	1,604,466

Net assets:
Beginning of year	73,454,499	71,850,033
End of year	$54,804,010	$73,454,499

Capital share activity:
Shares sold
Investor Class	248,810	563,688
A-Class	10,279	41,690
C-Class	3,082	7,357
H-Class	19,796	94,680
Shares issued from reinvestment of distributions
Investor Class	—	6,380
A-Class	—	1,232
C-Class	—	410
H-Class	—	586
Shares redeemed
Investor Class	(304,912)	(566,974)
A-Class	(20,454)	(31,123)
C-Class	(5,309)	(13,331)
H-Class	(5,543)	(121,028)
Net decrease in shares	(54,251)	(16,433)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$304.55	$281.78	$137.65	$126.31	$136.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(1.59)	(.71)	— [b]	.27
Net gain (loss) on investments (realized and unrealized)	(10.37)	35.88	150.08	11.35	(.29)
Total from investment operations	(10.72)	34.29	149.37	11.35	(.02)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$293.83	$304.55	$281.78	$137.65	$126.31

Total Return	(3.52%)	11.63%	109.05%	8.99%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,114	$60,738	$55,324	$38,634	$18,642
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.51%)	(0.33%)	— [d]	0.21%
Total expenses	1.39%	1.36%	1.44%	1.48%	1.46%
Portfolio turnover rate	147%	281%	163%	265%	521%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$278.40	$259.00	$127.06	$116.88	$127.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.95)	(2.15)	(1.15)	(.31)	(.03)
Net gain (loss) on investments (realized and unrealized)	(9.55)	33.07	138.33	10.50	(.42)
Total from investment operations	(10.50)	30.92	137.18	10.19	(.45)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$267.90	$278.40	$259.00	$127.06	$116.88

Total Return[c]	(3.77%)	11.35%	108.53%	8.72%	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,769	$8,827	$5,156	$2,120	$3,908
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.76%)	(0.58%)	(0.23%)	(0.02%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	147%	281%	163%	265%	521%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$239.35	$225.59	$111.87	$103.69	$115.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.30)	(3.58)	(2.32)	(1.14)	(.91)
Net gain (loss) on investments (realized and unrealized)	(8.45)	28.86	121.28	9.33	(.52)
Total from investment operations	(10.75)	25.28	118.96	8.19	(1.43)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$228.60	$239.35	$225.59	$111.87	$103.69

Total Return[c]	(4.49%)	10.51%	106.98%	7.91%	0.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,246	$1,838	$2,987	$1,701	$1,317
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.48%)	(1.34%)	(0.96%)	(0.83%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.45%
Portfolio turnover rate	147%	281%	163%	265%	521%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$269.75	$251.22	$123.34	$113.47	$124.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.97)	(2.32)	(1.23)	(.30)	(.54)
Net gain (loss) on investments (realized and unrealized)	(9.19)	32.37	134.35	10.18	.04 [e]
Total from investment operations	(10.16)	30.05	133.12	9.88	(.50)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$259.59	$269.75	$251.22	$123.34	$113.47

Total Return	(3.77%)	11.35%	108.53%	8.72%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,674	$2,051	$8,383	$2,142	$3,686
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.85%)	(0.60%)	(0.22%)	(0.45%)
Total expenses	1.64%	1.60%	1.67%	1.73%	1.68%
Portfolio turnover rate	147%	281%	163%	265%	521%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01% or (0.01%).
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the Reporting Period, Energy Fund Investor Class returned 5.34%, compared with the -7.73% return of the S&P 500 Index. The S&P 500 Energy Index returned 13.63%.

The industries that contributed the most: oil & gas refining & marketing, integrated oil & gas, and semiconductors. The industries that detracted the most: electrical components & equipment, oil & gas equipment & services, and oil & gas exploration & production.

The individual holdings that contributed the most: Exxon Mobil Corp., First Solar, Inc., and Marathon Petroleum Corp. Those that detracted the most: Plug Power, Inc., Baker Hughes Co., and Ovintiv, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings	(% of Total Net Assets)
Exxon Mobil Corp.	7.0%
Chevron Corp.	5.5%
ConocoPhillips	3.5%
Schlumberger Ltd.	2.8%
EOG Resources, Inc.	2.7%
Marathon Petroleum Corp.	2.5%
Valero Energy Corp.	2.4%
Phillips 66	2.2%
Pioneer Natural Resources Co.	2.2%
Cheniere Energy, Inc.	2.0%
Top Ten Total	32.8%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	5.34%	3.40%	(1.38%)
A-Class Shares	5.08%	3.15%	(1.61%)
A-Class Shares with sales charge‡	0.08%	2.15%	(2.09%)
C-Class Shares	4.29%	2.38%	(2.37%)
C-Class Shares with CDSC§	3.29%	2.38%	(2.37%)
H-Class Shares**	5.08%	3.13%	(1.70%)
S&P 500 Energy Index	13.63%	9.53%	4.44%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2023
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Oil & Gas - 66.9%
Exxon Mobil Corp.	46,486	$5,097,655
Chevron Corp.	24,286	3,962,504
ConocoPhillips	25,518	2,531,641
EOG Resources, Inc.	16,978	1,946,188
Marathon Petroleum Corp.	13,403	1,807,126
Valero Energy Corp.	12,231	1,707,448
Phillips 66	15,895	1,611,435
Pioneer Natural Resources Co.	7,863	1,605,939
Occidental Petroleum Corp.	23,175	1,446,815
Hess Corp.	10,883	1,440,256
Devon Energy Corp.	26,995	1,366,217
BP plc ADR	31,641	1,200,459
Diamondback Energy, Inc.	8,689	1,174,492
Petroleo Brasileiro S.A. ADR	109,773	1,144,932
Coterra Energy, Inc. — Class A	40,756	1,000,152
Shell plc ADR	16,511	950,043
Marathon Oil Corp.	38,589	924,592
APA Corp.	22,186	800,027
Equities Corp.	23,757	758,086
Suncor Energy, Inc.	24,374	756,813
Chesapeake Energy Corp.	9,576	728,159
Ovintiv, Inc.	18,908	682,201
Cenovus Energy, Inc.	38,135	665,837
Canadian Natural Resources Ltd.	11,811	653,739
HF Sinclair Corp.	12,481	603,831
Equinor ASA ADR	21,218	603,228
Range Resources Corp.	21,915	580,090
Antero Resources Corp.*	24,685	569,977
PDC Energy, Inc.	8,662	555,927
Murphy Oil Corp.	14,811	547,711
Civitas Resources, Inc.	7,991	546,105
Southwestern Energy Co.*	107,870	539,350
Matador Resources Co.	11,296	538,254
PBF Energy, Inc. — Class A	12,021	521,231
Transocean Ltd.*	77,672	493,994
Magnolia Oil & Gas Corp. — Class A	22,545	493,285
Chord Energy Corp.	3,637	489,540
Noble Corporation plc*	12,177	480,626
Permian Resources Corp.	44,650	468,825
Valaris Ltd.*	7,118	463,097
Denbury, Inc.*	5,208	456,377
Weatherford International plc*	7,673	455,393
Kosmos Energy Ltd.*	60,999	453,833
SM Energy Co.	15,265	429,862
Helmerich & Payne, Inc.	11,723	419,097
CNX Resources Corp.*	23,900	382,878
Northern Oil and Gas, Inc.	12,048	365,657
Patterson-UTI Energy, Inc.	30,455	356,323
Callon Petroleum Co.*	10,165	339,918
Delek US Holdings, Inc.	12,353	283,501
Comstock Resources, Inc.	21,096	227,626
Total Oil & Gas		48,628,292

Pipelines - 12.1%
Cheniere Energy, Inc.	9,278	1,462,213
Williams Companies, Inc.	46,912	1,400,792
Kinder Morgan, Inc.	79,176	1,386,372
ONEOK, Inc.	19,396	1,232,422
Targa Resources Corp.	12,928	943,098
Enbridge, Inc.	18,881	720,310
TC Energy Corp.	14,120	549,409
Golar LNG Ltd.*	19,362	418,219
Equitrans Midstream Corp.	64,744	374,220
New Fortress Energy, Inc.	10,348	304,542
Total Pipelines		8,791,597

Oil & Gas Services - 8.9%
Schlumberger Ltd.	41,298	2,027,732
Baker Hughes Co.	44,007	1,270,042
Halliburton Co.	36,842	1,165,681
NOV, Inc.	33,489	619,881
ChampionX Corp.	19,911	540,185
TechnipFMC plc*	39,327	536,814
Liberty Energy, Inc. — Class A	25,241	323,337
Total Oil & Gas Services		6,483,672

Energy-Alternate Sources - 6.7%
Enphase Energy, Inc.*	5,912	1,243,175
SolarEdge Technologies, Inc.*	3,914	1,189,660
First Solar, Inc.*	5,039	1,095,983
Plug Power, Inc.*	50,800	595,376
Sunrun, Inc.*	24,001	483,620
Green Plains, Inc.*	8,269	256,256
Total Energy-Alternate Sources		4,864,070

Coal - 1.3%
Peabody Energy Corp.*	16,644	426,086
CONSOL Energy, Inc.	4,761	277,424
Arch Resources, Inc.	1,578	207,444
Total Coal		910,954

Transportation - 1.2%
Scorpio Tankers, Inc.	7,856	442,372
Frontline plc	24,482	405,422
Total Transportation		847,794

Mining - 0.9%
Cameco Corp.	25,579	669,402

Retail - 0.7%
Murphy USA, Inc.	1,944	501,649

Metal Fabricate & Hardware - 0.6%
Tenaris S.A. ADR	16,281	462,706

Total Common Stocks
(Cost $46,900,983)		72,160,136

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$255,329	$255,329
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	100,877	100,877
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	100,876	100,876
Total Repurchase Agreements
(Cost $457,082)		457,082

Total Investments - 99.9%
(Cost $47,358,065)		$72,617,218
Other Assets & Liabilities, net - 0.1%		51,691
Total Net Assets - 100.0%		$72,668,909

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$72,160,136	$—	$—	$72,160,136
Repurchase Agreements	—	457,082	—	457,082
Total Assets	$72,160,136	$457,082	$—	$72,617,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $46,900,983)	$72,160,136
Repurchase agreements, at value (cost $457,082)	457,082
Cash	11,812
Receivables:
Fund shares sold	272,835
Dividends	56,322
Securities lending income	137
Interest	61
Total assets	72,958,385

Liabilities:
Payable for:
Fund shares redeemed	145,732
Management fees	53,509
Transfer agent fees	21,602
Portfolio accounting and administration fees	9,600
Distribution and service fees	3,424
Trustees’ fees*	1,099
Miscellaneous	54,510
Total liabilities	289,476
Net assets	$72,668,909

Net assets consist of:
Paid in capital	$74,051,329
Total distributable earnings (loss)	(1,382,420)
Net assets	$72,668,909

Investor Class:
Net assets	$64,349,951
Capital shares outstanding	261,174
Net asset value per share	$246.39

A-Class:
Net assets	$4,725,638
Capital shares outstanding	20,871
Net asset value per share	$226.42
Maximum offering price per share (Net asset value divided by 95.25%)	$237.71

C-Class:
Net assets	$2,366,323
Capital shares outstanding	12,379
Net asset value per share	$191.16

H-Class:
Net assets	$1,226,997
Capital shares outstanding	5,607
Net asset value per share	$218.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $30,161)	$3,985,310
Interest	11,178
Income from securities lending, net	3,979
Total investment income	4,000,467

Expenses:
Management fees	814,401
Distribution and service fees:
A-Class	11,305
C-Class	24,495
H-Class	4,978
Transfer agent fees	212,006
Portfolio accounting and administration fees	132,475
Professional fees	48,201
Custodian fees	13,824
Trustees’ fees*	13,507
Line of credit fees	1,055
Miscellaneous	99,461
Total expenses	1,375,708
Net investment income	2,624,759

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,513,188
Net realized gain	1,513,188
Net change in unrealized appreciation (depreciation) on:
Investments	(3,129,366)
Net change in unrealized appreciation (depreciation)	(3,129,366)
Net realized and unrealized loss	(1,616,178)
Net increase in net assets resulting from operations	$1,008,581

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,624,759	$1,218,217
Net realized gain on investments	1,513,188	4,094,283
Net change in unrealized appreciation (depreciation) on investments	(3,129,366)	20,769,850
Net increase in net assets resulting from operations	1,008,581	26,082,350

Distributions to shareholders:
Investor Class	(1,959,102)	(272,328)
A-Class	(135,857)	(17,226)
C-Class	(93,199)	(6,906)
H-Class	(44,531)	(10,363)
Total distributions to shareholders	(2,232,689)	(306,823)

Capital share transactions:
Proceeds from sale of shares
Investor Class	407,488,224	271,052,529
A-Class	3,874,977	3,727,225
C-Class	2,397,625	1,587,379
H-Class	6,210,390	12,987,251
Distributions reinvested
Investor Class	1,886,962	270,767
A-Class	123,065	16,329
C-Class	90,710	6,696
H-Class	44,038	9,780
Cost of shares redeemed
Investor Class	(401,744,251)	(255,335,090)
A-Class	(3,229,120)	(3,172,125)
C-Class	(1,613,288)	(1,219,353)
H-Class	(6,982,117)	(13,119,025)
Net increase from capital share transactions	8,547,215	16,812,363
Net increase in net assets	7,323,107	42,587,890

Net assets:
Beginning of year	65,345,802	22,757,912
End of year	$72,668,909	$65,345,802

Capital share activity:
Shares sold
Investor Class	1,598,042	1,425,959
A-Class	16,517	20,617
C-Class	11,680	10,787
H-Class	27,295	81,073
Shares issued from reinvestment of distributions
Investor Class	7,383	1,455
A-Class	524	95
C-Class	456	45
H-Class	194	59
Shares redeemed
Investor Class	(1,584,347)	(1,306,447)
A-Class	(14,291)	(18,225)
C-Class	(8,415)	(8,287)
H-Class	(31,583)	(82,948)
Net increase in shares	23,455	124,183

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$239.96	$152.94	$81.74	$204.01	$223.24
Income (loss) from investment operations:
Net investment income (loss)[a]	7.06	3.62	1.44	2.91	1.05
Net gain (loss) on investments (realized and unrealized)	6.01 [d]	84.29	72.59	(123.74)	(18.87)
Total from investment operations	13.07	87.91	74.03	(120.83)	(17.82)
Less distributions from:
Net investment income	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$246.39	$239.96	$152.94	$81.74	$204.01

Total Return	5.34%	57.65%	91.43%	(59.61%)	(7.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,350	$57,612	$18,220	$4,216	$16,172
Ratios to average net assets:
Net investment income (loss)	2.79%	1.99%	2.02%	1.65%	0.46%
Total expenses	1.39%	1.36%	1.42%	1.48%	1.46%
Portfolio turnover rate	363%	382%	939%	428%	525%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$221.55	$141.62	$76.01	$190.30	$208.85
Income (loss) from investment operations:
Net investment income (loss)[a]	5.79	2.67	1.00	2.46	.63
Net gain (loss) on investments (realized and unrealized)	5.72 [d]	78.15	67.44	(115.31)	(17.77)
Total from investment operations	11.51	80.82	68.44	(112.85)	(17.14)
Less distributions from:
Net investment income	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$226.42	$221.55	$141.62	$76.01	$190.30

Total Return[b]	5.08%	57.25%	90.89%	(59.69%)	(8.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,726	$4,015	$2,214	$985	$3,369
Ratios to average net assets:
Net investment income (loss)	2.48%	1.60%	1.60%	1.50%	0.33%
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	363%	382%	939%	428%	525%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$189.40	$122.07	$66.27	$167.39	$185.28
Income (loss) from investment operations:
Net investment income (loss)[a]	3.61	1.32	.56	1.08	(1.08)
Net gain (loss) on investments (realized and unrealized)	4.79 [d]	66.90	58.07	(100.76)	(15.40)
Total from investment operations	8.40	68.22	58.63	(99.68)	(16.48)
Less distributions from:
Net investment income	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$191.16	$189.40	$122.07	$66.27	$167.39

Total Return[b]	4.29%	56.07%	89.48%	(60.01%)	(8.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,366	$1,640	$746	$432	$1,637
Ratios to average net assets:
Net investment income (loss)	1.82%	0.91%	1.05%	0.76%	(0.56%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.45%
Portfolio turnover rate	363%	382%	939%	428%	525%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$214.30	$137.02	$73.61	$184.50	$202.54
Income (loss) from investment operations:
Net investment income (loss)[a]	5.41	2.80	1.06	1.92	1.20
Net gain (loss) on investments (realized and unrealized)	5.76 [d]	75.37	65.18	(111.37)	(17.83)
Total from investment operations	11.17	78.17	66.24	(109.45)	(16.63)
Less distributions from:
Net investment income	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$218.83	$214.30	$137.02	$73.61	$184.50

Total Return	5.08%	57.25%	90.87%	(59.73%)	(8.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,227	$2,079	$1,578	$646	$824
Ratios to average net assets:
Net investment income (loss)	2.40%	1.73%	1.60%	1.25%	0.54%
Total expenses	1.65%	1.61%	1.68%	1.72%	1.70%
Portfolio turnover rate	363%	382%	939%	428%	525%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the Reporting Period, Energy Services Fund Investor Class returned -7.75%, compared with the S&P 500 Index, which returned -7.73%. The S&P 500 Energy Index returned 13.63%.

The industries that contributed the most: oil & gas drilling and trading companies & distributors. The industries that detracted the most: oil & gas equipment & services, specialty chemicals, and semiconductor equipment.

The individual holdings that contributed the most: Schlumberger, Ltd., Weatherford International plc, and Tidewater, Inc. Those that detracted the most: Baker Hughes Co., Halliburton Co., and Aspen Aerogels, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings	(% of Total Net Assets)
Schlumberger Ltd.	15.5%
Baker Hughes Co.	9.7%
Halliburton Co.	8.9%
NOV, Inc.	4.7%
ChampionX Corp.	4.1%
TechnipFMC plc	3.8%
Transocean Ltd.	3.8%
Noble Corporation plc	3.7%
Weatherford International plc	3.6%
Valaris Ltd.	3.6%
Top Ten Total	61.4%

“Ten Largest Holdings” excludes any temporary cash investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(7.75%)	(10.24%)	(12.04%)
A-Class Shares	(8.00%)	(10.47%)	(12.25%)
A-Class Shares with sales charge‡	(12.36%)	(11.33%)	(12.68%)
C-Class Shares	(8.67%)	(11.13%)	(12.91%)
C-Class Shares with CDSC§	(9.59%)	(11.13%)	(12.91%)
H-Class Shares**	(7.99%)	(10.43%)	(12.32%)
S&P 500 Energy Index	13.63%	9.53%	4.44%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2023
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Oil & Gas Services - 69.8%
Schlumberger Ltd.	113,913	$5,593,128
Baker Hughes Co.	121,370	3,502,738
Halliburton Co.	101,623	3,215,352
NOV, Inc.	92,372	1,709,806
ChampionX Corp.	54,913	1,489,790
TechnipFMC plc*	100,083	1,366,133
Tidewater, Inc.*	21,599	952,084
Liberty Energy, Inc. — Class A	69,613	891,743
Oceaneering International, Inc.*	47,042	829,351
NexTier Oilfield Solutions, Inc.*	100,254	797,019
Archrock, Inc.	78,035	762,402
Helix Energy Solutions Group, Inc.*	87,307	675,756
Expro Group Holdings N.V.*	34,409	631,749
US Silica Holdings, Inc.*	51,193	611,245
Core Laboratories N.V.	26,165	576,938
ProPetro Holding Corp.*	71,423	513,531
RPC, Inc.	65,619	504,610
ProFrac Holding Corp. — Class A*	25,720	325,872
Nine Energy Service, Inc.*	31,298	174,017
Total Oil & Gas Services		25,123,264

Oil & Gas - 23.5%
Transocean Ltd.*	214,228	1,362,490
Noble Corporation plc*	33,588	1,325,718
Weatherford International plc*	22,133	1,313,593
Valaris Ltd.*	19,638	1,277,648
Helmerich & Payne, Inc.	32,325	1,155,619
Patterson-UTI Energy, Inc.	84,001	982,812
Diamond Offshore Drilling, Inc.*	61,344	738,582
Nabors Industries Ltd.*	2,512	306,238
Total Oil & Gas		8,462,700

Machinery-Diversified - 3.3%
Cactus, Inc. — Class A	28,454	1,173,159

Metal Fabricate & Hardware - 3.2%
Tenaris S.A. ADR	41,220	1,171,472

Total Common Stocks
(Cost $32,291,374)		35,930,595

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$122,993	122,993
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	48,593	48,593
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	48,593	48,593
Total Repurchase Agreements
(Cost $220,179)		220,179

Total Investments - 100.4%
(Cost $32,511,553)		$36,150,774
Other Assets & Liabilities, net - (0.4)%		(127,612)
Total Net Assets - 100.0%		$36,023,162

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,930,595	$—	$—	$35,930,595
Repurchase Agreements	—	220,179	—	220,179
Total Assets	$35,930,595	$220,179	$—	$36,150,774

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value (cost $32,291,374)	$35,930,595
Repurchase agreements, at value (cost $220,179)	220,179
Receivables:
Dividends	27,970
Fund shares sold	11,532
Interest	30
Total assets	36,190,306

Liabilities:
Payable for:
Fund shares redeemed	97,473
Management fees	26,788
Transfer agent fees	9,316
Portfolio accounting and administration fees	4,806
Distribution and service fees	1,451
Trustees’ fees*	550
Miscellaneous	26,760
Total liabilities	167,144
Net assets	$36,023,162

Net assets consist of:
Paid in capital	$72,551,952
Total distributable earnings (loss)	(36,528,790)
Net assets	$36,023,162

Investor Class:
Net assets	$32,625,989
Capital shares outstanding	152,528
Net asset value per share	$213.90

A-Class:
Net assets	$1,333,573
Capital shares outstanding	6,734
Net asset value per share	$198.04
Maximum offering price per share (Net asset value divided by 95.25%)	$207.92

C-Class:
Net assets	$981,116
Capital shares outstanding	5,767
Net asset value per share	$170.13

H-Class:
Net assets	$1,082,484
Capital shares outstanding	5,640
Net asset value per share	$191.93

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $164)	$363,922
Interest	4,598
Income from securities lending, net	209
Total investment income	368,729

Expenses:
Management fees	282,528
Distribution and service fees:
A-Class	3,060
C-Class	11,255
H-Class	6,523
Transfer agent fees	75,153
Portfolio accounting and administration fees	44,851
Professional fees	18,713
Custodian fees	4,904
Trustees’ fees*	4,553
Line of credit fees	167
Miscellaneous	32,372
Total expenses	484,079
Net investment loss	(115,350)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,763,523)
Net realized loss	(3,763,523)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,501,202)
Net change in unrealized appreciation (depreciation)	(4,501,202)
Net realized and unrealized loss	(8,264,725)
Net decrease in net assets resulting from operations	$(8,380,075)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(115,350)	$(104,528)
Net realized gain (loss) on investments	(3,763,523)	2,221,184
Net change in unrealized appreciation (depreciation) on investments	(4,501,202)	5,378,720
Net increase (decrease) in net assets resulting from operations	(8,380,075)	7,495,376

Distributions to shareholders:
Investor Class	—	(21,872)
A-Class	—	(1,886)
C-Class	—	(4,576)
H-Class	—	(2,813)
Total distributions to shareholders	—	(31,147)

Capital share transactions:
Proceeds from sale of shares
Investor Class	101,215,610	77,176,798
A-Class	3,290,830	2,199,033
C-Class	1,085,028	1,637,269
H-Class	5,884,787	21,796,874
Distributions reinvested
Investor Class	—	21,449
A-Class	—	1,851
C-Class	—	4,576
H-Class	—	2,791
Cost of shares redeemed
Investor Class	(71,089,547)	(77,547,416)
A-Class	(2,884,947)	(1,974,352)
C-Class	(791,941)	(1,542,259)
H-Class	(14,588,982)	(13,505,610)
Net increase from capital share transactions	22,120,838	8,271,004
Net increase in net assets	13,740,763	15,735,233

Net assets:
Beginning of year	22,282,399	6,547,166
End of year	$36,023,162	$22,282,399

Capital share activity:
Shares sold
Investor Class	457,345	430,685
A-Class	16,020	12,542
C-Class	6,039	11,060
H-Class	28,497	128,869
Shares issued from reinvestment of distributions
Investor Class	—	123
A-Class	—	11
C-Class	—	32
H-Class	—	18
Shares redeemed
Investor Class	(345,252)	(418,168)
A-Class	(14,097)	(12,036)
C-Class	(4,641)	(10,209)
H-Class	(75,866)	(80,393)
Net increase in shares	68,045	62,534

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$231.88	$169.20	$75.50	$281.99	$378.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.63)	.20	2.40	.15
Net gain (loss) on investments (realized and unrealized)	(17.42)	63.81	95.34	(208.59)	(92.88)
Total from investment operations	(17.98)	63.18	95.54	(206.19)	(92.73)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$213.90	$231.88	$169.20	$75.50	$281.99

Total Return	(7.75%)	37.44%	127.06%	(73.21%)	(24.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,626	$9,376	$4,703	$1,502	$6,896
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.35%)	0.82%	1.11%	0.06%
Total expenses	1.39%	1.36%	1.42%	1.48%	1.46%
Portfolio turnover rate	242%	290%	770%	810%	1,453%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$215.25	$157.49	$70.51	$264.03	$355.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.16)	(1.04)	.19	1.95	1.80
Net gain (loss) on investments (realized and unrealized)	(16.05)	59.30	88.63	(195.17)	(89.66)
Total from investment operations	(17.21)	58.26	88.82	(193.22)	(87.86)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$198.04	$215.25	$157.49	$70.51	$264.03

Total Return[b]	(8.00%)	37.09%	126.39%	(73.26%)	(24.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,334	$1,036	$676	$191	$829
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.61%)	0.87%	0.94%	0.60%
Total expenses	1.64%	1.61%	1.68%	1.73%	1.73%
Portfolio turnover rate	242%	290%	770%	810%	1,453%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$186.29	$137.36	$62.08	$234.26	$317.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.20)	(2.02)	(.01)	.30	(2.55)
Net gain (loss) on investments (realized and unrealized)	(13.96)	51.45	77.13	(172.18)	(77.88)
Total from investment operations	(16.16)	49.43	77.12	(171.88)	(80.43)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$170.13	$186.29	$137.36	$62.08	$234.26

Total Return[b]	(8.67%)	36.07%	124.62%	(73.46%)	25.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$981	$814	$479	$192	$826
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.37%)	(0.03%)	0.20%	(0.84%)
Total expenses	2.40%	2.36%	2.43%	2.48%	2.45%
Portfolio turnover rate	242%	290%	770%	810%	1,453%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]
Per Share Data
Net asset value, beginning of period	$208.59	$152.63	$68.37	$255.45	$343.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.52)	(.75)	.02	1.65	.45
Net gain (loss) on investments (realized and unrealized)	(15.14)	57.21	86.08	(188.43)	(85.65)
Total from investment operations	(16.66)	56.46	86.10	(186.78)	(85.20)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$191.93	$208.59	$152.63	$68.37	$255.45

Total Return	(7.99%)	37.09%	126.23%	(73.19%)	(24.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,082	$11,057	$689	$528	$6,395
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.43%)	0.11%	0.77%	0.15%
Total expenses	1.65%	1.62%	1.68%	1.72%	1.70%
Portfolio turnover rate	242%	290%	770%	810%	1,453%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Affecting the financial services sector was the collapse of Silicon Valley Bank and Signature Bank in March 2023, which stemmed from the government’s efforts to contain the effects of economic dislocations in the wake of the COVID-19 pandemic. Unprecedented stimulus in 2020 and 2021 had filled the financial system with deposits (liabilities for a bank), which banks invested on the asset side by adding to holdings of securities, given that loan demand was depressed. Many banks took the opportunity to increase the yield on those securities holdings by investing in long duration Treasuries and mortgage-backed securities (“MBS”), while others more presciently parked the excess liquidity in cash or short-term investments. The Fed’s campaign to raise short-term interest rates at the fastest pace since the 1980s led to banks accumulating billions of dollars of unrealized losses on their securities holdings, just as their deposits began fleeing in search of better yields, a situation that led to the federal government’s seizure of First Republic Bank in early May and subsequent sale to JPMorgan Chase.

The U.S. Federal Reserve’s (the “Fed”) new Bank Term Funding Program addressed part of the issues faced by banks, giving them a way to access liquidity without recognizing losses on their fixed-income securities holdings. The Fed’s discount window also allowed for a broader range of collateral. While helping prevent further panic-induced bank runs, the Fed’s programs to the banks are unlikely to fully stem deposit outflows, which will likely continue as depositors burn through cash or move it to higher-yielding alternatives like T-bills or money market funds. The Fed acknowledged in March that a contraction of credit emanating from volatility in the banking sector was likely to create new headwinds for the economy. While banks that failed had their unique issues, problems may continue to pop up in banks and other parts of the financial system.

For the Reporting Period, Financial Services Fund Investor Class returned -18.35%, while the S&P 500 Index returned -7.73% over the same period. The S&P 500 Financials Index returned -14.24%.

The industries that contributed the most: data processing & outsourced services, reinsurance, and diversified REITs. The industries that detracted the most: regional banks, residential REITs, and consumer finance.

The individual holdings that contributed the most: Progressive Corp., MSCI, Inc. – Class A, and RenaissanceRe Holdings, Ltd. Those that detracted the most: SVB Financial Group, Signature Bank, and First Republic Bank.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings	(% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.2%
Visa, Inc. — Class A	2.7%
JPMorgan Chase & Co.	2.4%
Mastercard, Inc. — Class A	2.1%
Bank of America Corp.	1.7%
Wells Fargo & Co.	1.4%
Prologis, Inc.	1.4%
Goldman Sachs Group, Inc.	1.3%
S&P Global, Inc.	1.3%
Morgan Stanley	1.3%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(18.35%)	4.15%	7.22%
A-Class Shares	(18.56%)	3.89%	6.95%
A-Class Shares with sales charge‡	(22.42%)	2.88%	6.43%
C-Class Shares	(19.17%)	3.11%	6.16%
C-Class Shares with CDSC§	(19.77%)	3.11%	6.16%
H-Class Shares**	(18.56%)	3.89%	6.89%
S&P 500 Financials Index	(14.24%)	5.41%	10.32%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 31, 2023
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 98.5%

Banks - 23.8%
JPMorgan Chase & Co.	1,279	$166,666
Bank of America Corp.	4,137	118,318
Wells Fargo & Co.	2,614	97,711
Goldman Sachs Group, Inc.	281	91,918
Morgan Stanley	1,017	89,293
Citigroup, Inc.	1,704	79,901
U.S. Bancorp	1,687	60,816
PNC Financial Services Group, Inc.	471	59,864
Truist Financial Corp.	1,645	56,095
Bank of New York Mellon Corp.	1,113	50,575
ICICI Bank Ltd. ADR	2,255	48,663
State Street Corp.	561	42,462
Toronto-Dominion Bank	703	42,110
Popular, Inc.	728	41,794
Bank of Nova Scotia[1]	795	40,036
HDFC Bank Ltd. ADR	593	39,535
NU Holdings Limited/Cayman Islands — Class A*	8,077	38,447
Royal Bank of Canada	402	38,423
M&T Bank Corp.	307	36,708
HSBC Holdings plc ADR	1,073	36,621
Northern Trust Corp.	413	36,398
Fifth Third Bancorp	1,322	35,218
Regions Financial Corp.	1,853	34,392
Huntington Bancshares, Inc.	2,939	32,917
Citizens Financial Group, Inc.	1,018	30,917
KeyCorp	2,266	28,370
First Horizon Corp.	1,540	27,381
East West Bancorp, Inc.	416	23,088
Banco Bradesco S.A. ADR	8,318	21,793
Comerica, Inc.	448	19,452
Zions Bancorp North America	575	17,210
Old National Bancorp	1,150	16,583
Valley National Bancorp	1,743	16,105
Pinnacle Financial Partners, Inc.	287	15,831
Bank OZK	459	15,698
First Citizens BancShares, Inc. — Class A	14	13,623
PacWest Bancorp[1]	757	7,366
First Republic Bank[1]	461	6,449
Total Banks		1,674,747

REITs - 21.8%
Prologis, Inc.	769	95,948
American Tower Corp. — Class A	411	83,984
Equinix, Inc.	98	70,662
Crown Castle, Inc.	495	66,251
Public Storage	193	58,313
Realty Income Corp.	868	54,962
Simon Property Group, Inc.	458	51,282
Welltower, Inc.	714	51,187
VICI Properties, Inc.	1,497	48,832
Digital Realty Trust, Inc.	471	46,304
SBA Communications Corp.	174	45,426
AvalonBay Communities, Inc.	246	41,343
Equity Residential	682	40,920
Alexandria Real Estate Equities, Inc.	318	39,938
Weyerhaeuser Co.	1,322	39,832
Extra Space Storage, Inc.	244	39,755
Invitation Homes, Inc.	1,178	36,789
Sun Communities, Inc.	258	36,347
Mid-America Apartment Communities, Inc.	238	35,947
Ventas, Inc.	800	34,680
Iron Mountain, Inc.	640	33,862
UDR, Inc.	782	32,109
Gaming and Leisure Properties, Inc.	611	31,809
Essex Property Trust, Inc.	149	31,162
Kimco Realty Corp.	1,538	30,037
Rexford Industrial Realty, Inc.	499	29,765
Healthpeak Properties, Inc.	1,348	29,616
Life Storage, Inc.	223	29,233
Host Hotels & Resorts, Inc.	1,769	29,171
Regency Centers Corp.	466	28,510
Camden Property Trust	271	28,412
Lamar Advertising Co. — Class A	277	27,669
CubeSmart	593	27,408
American Homes 4 Rent — Class A	826	25,978
Annaly Capital Management, Inc.	1,359	25,970
Boston Properties, Inc.	452	24,462
AGNC Investment Corp.	2,011	20,271
Medical Properties Trust, Inc.[1]	2,260	18,577
Vornado Realty Trust	916	14,079
Total REITs		1,536,802

Diversified Financial Services - 19.9%
Visa, Inc. — Class A	839	189,161
Mastercard, Inc. — Class A	406	147,544
BlackRock, Inc. — Class A	126	84,309
American Express Co.	500	82,475
Charles Schwab Corp.	1,369	71,708
CME Group, Inc. — Class A	360	68,947
Intercontinental Exchange, Inc.	641	66,850
Capital One Financial Corp.	544	52,311
Interactive Brokers Group, Inc. — Class A	617	50,939
Ameriprise Financial, Inc.	161	49,346
Discover Financial Services	446	44,083
Apollo Global Management, Inc.	692	43,707
T. Rowe Price Group, Inc.	372	41,999
Nasdaq, Inc.	743	40,620
Tradeweb Markets, Inc. — Class A	481	38,009
XP, Inc. — Class A*	3,161	37,521
Raymond James Financial, Inc.	382	35,629
Cboe Global Markets, Inc.	249	33,426
LPL Financial Holdings, Inc.	164	33,194
Coinbase Global, Inc. — Class A*,1	444	30,001
Synchrony Financial	1,019	29,632
Franklin Resources, Inc.	867	23,357
Ally Financial, Inc.	912	23,247
Invesco Ltd.	1,399	22,944
SoFi Technologies, Inc.*	3,125	18,969
Western Union Co.	1,539	17,160
SLM Corp.	1,141	14,137

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
FINANCIAL SERVICES FUND

	Shares	Value
Upstart Holdings, Inc.*,1	571	$9,073
Total Diversified Financial Services		1,400,298

Insurance - 17.9%
Berkshire Hathaway, Inc. — Class B*	733	226,328
Marsh & McLennan Companies, Inc.	477	79,444
Progressive Corp.	549	78,540
Aon plc — Class A	216	68,103
Willis Towers Watson plc	239	55,539
Chubb Ltd.	284	55,147
Arthur J Gallagher & Co.	286	54,715
Arch Capital Group Ltd.*	782	53,074
Travelers Companies, Inc.	309	52,966
Aflac, Inc.	783	50,519
American International Group, Inc.	999	50,310
MetLife, Inc.	840	48,670
Prudential Financial, Inc.	563	46,583
Allstate Corp.	411	45,543
Hartford Financial Services Group, Inc.	573	39,932
Everest Re Group Ltd.	104	37,234
Principal Financial Group, Inc.	488	36,268
Cincinnati Financial Corp.	312	34,969
Brown & Brown, Inc.	558	32,040
W R Berkley Corp.	479	29,823
Equitable Holdings, Inc.	997	25,314
Voya Financial, Inc.	324	23,153
Unum Group	563	22,272
Lincoln National Corp.	733	16,470
Total Insurance		1,262,956

Commercial Services - 6.7%
S&P Global, Inc.	262	90,330
PayPal Holdings, Inc.*	1,036	78,674
Moody’s Corp.	197	60,286
Block, Inc. — Class A*	764	52,449
Global Payments, Inc.	433	45,569
StoneCo Ltd. — Class A*	3,833	36,567
FleetCor Technologies, Inc.*	161	33,947
MarketAxess Holdings, Inc.	81	31,694
Toast, Inc. — Class A*	1,442	25,595
Affirm Holdings, Inc.*	1,334	15,034
Total Commercial Services		470,145

Private Equity - 3.5%
Blackstone, Inc. — Class A	978	85,908
KKR & Company, Inc. — Class A	961	50,472
Ares Management Corp. — Class A	507	42,304
Brookfield Corp.	1,285	41,878
Carlyle Group, Inc.	770	23,916
Total Private Equity		244,478

Software - 2.9%
Fiserv, Inc.*	622	70,305
MSCI, Inc. — Class A	101	56,529
Fidelity National Information Services, Inc.	881	47,865
Jack Henry & Associates, Inc.	187	28,184
Total Software		202,883
Internet - 0.7%
Zillow Group, Inc. — Class C*	616	27,393
Robinhood Markets, Inc. — Class A*	2,332	22,644
Total Internet		50,037

Real Estate - 0.5%
CBRE Group, Inc. — Class A*	533	38,808

Media - 0.5%
FactSet Research Systems, Inc.	82	34,037

Savings & Loans - 0.3%
New York Community Bancorp, Inc.	2,614	23,630

Total Common Stocks
(Cost $6,729,506)		6,938,821

PREFERRED STOCKS† - 0.6%
Financial - 0.6%
Itau Unibanco Holding S.A.
ADR	9,001	43,835

Total Preferred Stocks
(Cost $39,739)		43,835

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$37,204	37,204
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	14,698	14,698
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	14,699	14,699
Total Repurchase Agreements
(Cost $66,601)		66,601

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	75,513	75,513
Total Securities Lending Collateral
(Cost $75,513)		75,513

Total Investments - 101.1%
(Cost $6,911,359)		$7,124,770
Other Assets & Liabilities, net - (1.1)%		(76,382)
Total Net Assets - 100.0%		$7,048,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,938,821	$—	$—	$6,938,821
Preferred Stocks	43,835	—	—	43,835
Repurchase Agreements	—	66,601	—	66,601
Securities Lending Collateral	75,513	—	—	75,513
Total Assets	$7,058,169	$66,601	$—	$7,124,770

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $76,228 of securities loaned (cost $6,844,758)	$7,058,169
Repurchase agreements, at value (cost $66,601)	66,601
Cash	194
Receivables:
Dividends	12,554
Fund shares sold	760
Foreign tax reclaims	299
Securities lending income	235
Interest	9
Total assets	7,138,821

Liabilities:
Payable for:
Return of securities lending collateral	75,513
Management fees	5,217
Transfer agent fees	1,920
Distribution and service fees	1,119
Portfolio accounting and administration fees	936
Fund shares redeemed	239
Trustees’ fees*	107
Miscellaneous	5,382
Total liabilities	90,433
Net assets	$7,048,388

Net assets consist of:
Paid in capital	$10,242,883
Total distributable earnings (loss)	(3,194,495)
Net assets	$7,048,388

Investor Class:
Net assets	$4,269,351
Capital shares outstanding	64,578
Net asset value per share	$66.11

A-Class:
Net assets	$1,575,777
Capital shares outstanding	26,313
Net asset value per share	$59.89
Maximum offering price per share (Net asset value divided by 95.25%)	$62.87

C-Class:
Net assets	$829,497
Capital shares outstanding	17,100
Net asset value per share	$48.51

H-Class:
Net assets	$373,763
Capital shares outstanding	6,499
Net asset value per share	$57.51

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,259)	$286,758
Interest	1,407
Income from securities lending, net	2,505
Total investment income	290,670

Expenses:
Management fees	104,553
Distribution and service fees:
A-Class	5,846
C-Class	9,713
H-Class	3,451
Transfer agent fees	29,687
Portfolio accounting and administration fees	16,100
Registration fees	9,656
Professional fees	5,776
Trustees’ fees*	3,628
Custodian fees	2,124
Line of credit fees	91
Miscellaneous	358
Total expenses	190,983
Net investment income	99,687

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,933,068
Net realized gain	4,933,068
Net change in unrealized appreciation (depreciation) on:
Investments	(8,604,998)
Net change in unrealized appreciation (depreciation)	(8,604,998)
Net realized and unrealized loss	(3,671,930)
Net decrease in net assets resulting from operations	$(3,572,243)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$99,687	$238,055
Net realized gain on investments	4,933,068	1,954,354
Net change in unrealized appreciation (depreciation) on investments	(8,604,998)	1,680,516
Net increase (decrease) in net assets resulting from operations	(3,572,243)	3,872,925

Distributions to shareholders:
Investor Class	(1,002,375)	(389,940)
A-Class	(472,199)	(31,773)
C-Class	(229,698)	(13,689)
H-Class	(110,821)	(5,359)
Total distributions to shareholders	(1,815,093)	(440,761)

Capital share transactions:
Proceeds from sale of shares
Investor Class	25,704,725	160,477,130
A-Class	1,026,489	2,553,393
C-Class	204,435	1,448,795
H-Class	753,776	31,611,881
Distributions reinvested
Investor Class	933,611	386,572
A-Class	466,298	31,719
C-Class	227,947	13,339
H-Class	109,475	5,286
Cost of shares redeemed
Investor Class	(51,332,334)	(164,261,323)
A-Class	(2,206,918)	(2,592,746)
C-Class	(361,088)	(1,418,493)
H-Class	(12,509,239)	(21,662,739)
Net increase (decrease) from capital share transactions	(36,982,823)	6,592,814
Net increase (decrease) in net assets	(42,370,159)	10,024,978

Net assets:
Beginning of year	49,418,547	39,393,569
End of year	$7,048,388	$49,418,547

Capital share activity:
Shares sold
Investor Class	299,625	1,575,301
A-Class	13,965	28,036
C-Class	3,210	18,147
H-Class	9,815	340,539
Shares issued from reinvestment of distributions
Investor Class	13,794	3,696
A-Class	7,601	327
C-Class	4,577	160
H-Class	1,858	56
Shares redeemed
Investor Class	(562,772)	(1,628,946)
A-Class	(29,906)	(27,345)
C-Class	(5,673)	(17,792)
H-Class	(146,214)	(240,129)
Net increase (decrease) in shares	(390,120)	52,050

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$101.95	$88.84	$54.80	$68.68	$72.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.64	.88	.83	.53
Net gain (loss) on investments (realized and unrealized)	(19.17)	13.35	33.16	(14.39)	(.86)[c]
Total from investment operations	(18.30)	13.99	34.04	(13.56)	(.33)
Less distributions from:
Net investment income	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	(15.24)	(.54)	—	—	(2.27)
Total distributions	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$66.11	$101.95	$88.84	$54.80	$68.68

Total Return	(18.35%)	15.72%	62.12%	(19.88%)	(0.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,269	$32,004	$32,328	$2,968	$4,978
Ratios to average net assets:
Net investment income (loss)	1.00%	0.63%	1.19%	1.12%	0.74%
Total expenses	1.40%	1.36%	1.41%	1.48%	1.45%
Portfolio turnover rate	177%	406%	246%	249%	410%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$94.54	$82.65	$51.10	$64.22	$67.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.36	.55	.54	.37
Net gain (loss) on investments (realized and unrealized)	(17.87)	12.41	31.00	(13.34)	(.87)[c]
Total from investment operations	(17.11)	12.77	31.55	(12.80)	(.50)
Less distributions from:
Net investment income	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	(15.24)	(.54)	—	—	(2.27)
Total distributions	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$59.89	$94.54	$82.65	$51.10	$64.22

Total Return[b]	(18.56%)	15.42%	61.74%	(20.07%)	(0.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,576	$3,276	$2,780	$5,745	$7,602
Ratios to average net assets:
Net investment income (loss)	0.97%	0.39%	0.86%	0.78%	0.55%
Total expenses	1.64%	1.61%	1.70%	1.72%	1.71%
Portfolio turnover rate	177%	406%	246%	249%	410%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$81.13	$71.57	$44.59	$56.49	$60.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.28)	(.03)	.01	(.16)
Net gain (loss) on investments (realized and unrealized)	(15.23)	10.72	27.01	(11.59)	(.75)[c]
Total from investment operations	(15.08)	10.44	26.98	(11.58)	(.91)
Less distributions from:
Net investment income	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	(15.24)	(.54)	—	—	(2.27)
Total distributions	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$48.51	$81.13	$71.57	$44.59	$56.49

Total Return[b]	(19.17%)	14.55%	60.51%	(20.66%)	(1.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$829	$1,216	$1,036	$638	$985
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.35%)	(0.06%)	0.02%	(0.27%)
Total expenses	2.40%	2.36%	2.43%	2.47%	2.46%
Portfolio turnover rate	177%	406%	246%	249%	410%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$91.63	$80.10	$49.53	$62.26	$65.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.41	.68	.54	.03
Net gain (loss) on investments (realized and unrealized)	(16.52)	12.00	29.89	(12.95)	(.54)[c]
Total from investment operations	(16.58)	12.41	30.57	(12.41)	(.51)
Less distributions from:
Net investment income	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	(15.24)	(.54)	—	—	(2.27)
Total distributions	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$57.51	$91.63	$80.10	$49.53	$62.26

Total Return	(18.56%)	15.47%	61.72%	(20.08%)	(0.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374	$12,923	$3,250	$611	$1,606
Ratios to average net assets:
Net investment income (loss)	(0.08)%	0.45%	1.07%	0.81%	0.05%
Total expenses	1.66%	1.61%	1.69%	1.72%	1.73%
Portfolio turnover rate	177%	406%	246%	249%	410%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the Reporting Period, Health Care Fund Investor Class returned -6.16%, compared with a -7.73% return for the S&P 500 Index. The S&P 500 Health Care Index returned -3.70%.

The industries that contributed the most: biotechnology and health care distributors. The industries that detracted the most: health care equipment, life sciences tools & services, and health care services.

The individual holdings that contributed the most: Merck & Co., Inc., Eli Lilly and Co., and Gilead Sciences, Inc. Those that detracted the most: Medtronic plc, Baxter International, Inc., and CVS Health Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings	(% of Total Net Assets)
UnitedHealth Group, Inc.	3.4%
Johnson & Johnson	3.2%
Eli Lilly & Co.	2.8%
AbbVie, Inc.	2.7%
Merck & Company, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Pfizer, Inc.	2.4%
Abbott Laboratories	2.1%
Danaher Corp.	2.1%
Bristol-Myers Squibb Co.	1.9%
Top Ten Total	25.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(6.16%)	9.09%	10.95%
A-Class Shares	(6.38%)	8.81%	10.67%
A-Class Shares with sales charge‡	(10.84%)	7.76%	10.13%
C-Class Shares	(7.07%)	8.02%	9.85%
C-Class Shares with CDSC§	(7.97%)	8.02%	9.85%
H-Class Shares**	(6.38%)	8.83%	10.61%
S&P 500 Health Care Index	(3.70%)	11.82%	12.87%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged Indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 20, 215, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Pharmaceuticals - 33.3%
Johnson & Johnson	5,315	$823,825
Eli Lilly & Co.	2,080	714,314
AbbVie, Inc.	4,409	702,662
Merck & Company, Inc.	6,267	666,746
Pfizer, Inc.	15,200	620,160
Bristol-Myers Squibb Co.	7,212	499,864
CVS Health Corp.	5,281	392,431
AstraZeneca plc ADR	5,046	350,243
Becton Dickinson and Co.	1,405	347,794
Zoetis, Inc.	2,057	342,367
Cigna Group	1,338	341,899
McKesson Corp.	819	291,605
Dexcom, Inc.*	2,351	273,139
Novo Nordisk A/S ADR	1,437	228,684
Novartis AG ADR	2,463	226,596
Jazz Pharmaceuticals plc*	1,497	219,056
AmerisourceBergen Corp. — Class A	1,358	217,429
GSK plc ADR	6,103	217,145
Alkermes plc*	7,101	200,177
Teva Pharmaceutical Industries Ltd. ADR*	21,607	191,222
Cardinal Health, Inc.	2,458	185,579
Viatris, Inc.	14,515	139,634
Henry Schein, Inc.*	1,654	134,867
Neurocrine Biosciences, Inc.*	1,313	132,902
Elanco Animal Health, Inc.*	9,102	85,559
Total Pharmaceuticals		8,545,899

Healthcare-Products - 28.7%
Thermo Fisher Scientific, Inc.	1,081	623,056
Abbott Laboratories	5,371	543,867
Danaher Corp.	2,090	526,764
Stryker Corp.	1,418	404,796
Intuitive Surgical, Inc.*	1,540	393,424
Boston Scientific Corp.*	7,005	350,460
Medtronic plc	4,326	348,762
Edwards Lifesciences Corp.*	3,490	288,728
IDEXX Laboratories, Inc.*	542	271,043
ResMed, Inc.	1,081	236,728
Zimmer Biomet Holdings, Inc.	1,669	215,635
West Pharmaceutical Services, Inc.	609	211,000
Align Technology, Inc.*	607	202,823
Insulet Corp.*	609	194,247
Baxter International, Inc.	4,680	189,821
STERIS plc	966	184,776
Hologic, Inc.*	2,267	182,947
Cooper Companies, Inc.	489	182,573
Waters Corp.*	569	176,179
PerkinElmer, Inc.	1,293	172,305
Teleflex, Inc.	589	149,200
Avantor, Inc.*	7,054	149,122
Exact Sciences Corp.*	2,087	141,519
Bio-Techne Corp.	1,879	139,403
Masimo Corp.*	684	126,225
Dentsply Sirona, Inc.	3,116	122,397
Bruker Corp.	1,497	118,024
Repligen Corp.*	587	98,827
Lantheus Holdings, Inc.*	1,184	97,751
Natera, Inc.*	1,719	95,439
Shockwave Medical, Inc.*	414	89,768
Neogen Corp.*	4,187	77,543
Inari Medical, Inc.*	1,031	63,654
Total Healthcare-Products		7,368,806

Biotechnology - 19.5%
Amgen, Inc.	1,943	469,720
Gilead Sciences, Inc.	5,082	421,653
Regeneron Pharmaceuticals, Inc.*	489	401,797
Vertex Pharmaceuticals, Inc.*	1,198	377,454
Moderna, Inc.*	1,896	291,188
Biogen, Inc.*	956	265,797
Illumina, Inc.*	1,091	253,712
Seagen, Inc.*	1,086	219,882
Alnylam Pharmaceuticals, Inc.*	1,044	209,134
Horizon Therapeutics plc*	1,857	202,673
Argenx SE ADR*	519	193,369
BioNTech SE ADR	1,480	184,364
Royalty Pharma plc — Class A	4,977	179,321
BioMarin Pharmaceutical, Inc.*	1,781	173,184
Incyte Corp.*	2,033	146,925
Sarepta Therapeutics, Inc.*	964	132,868
United Therapeutics Corp.*	589	131,912
Exelixis, Inc.*	5,448	105,746
Apellis Pharmaceuticals, Inc.*	1,543	101,776
Halozyme Therapeutics, Inc.*	2,526	96,468
Ionis Pharmaceuticals, Inc.*	2,544	90,923
IVERIC bio, Inc.*	2,999	72,966
Cytokinetics, Inc.*	1,993	70,134
Intellia Therapeutics, Inc.*	1,812	67,533
Karuna Therapeutics, Inc.*	356	64,664
Mirati Therapeutics, Inc.*	1,388	51,606
Novavax, Inc.*,1	4,775	33,091
Total Biotechnology		5,009,860

Healthcare-Services - 15.4%
UnitedHealth Group, Inc.	1,834	866,730
Elevance Health, Inc.	921	423,485
Humana, Inc.	647	314,093
HCA Healthcare, Inc.	1,159	305,605
IQVIA Holdings, Inc.*	1,246	247,817
Centene Corp.*	3,785	239,250
ICON plc*	964	205,901
Laboratory Corporation of America Holdings	821	188,354
Quest Diagnostics, Inc.	1,184	167,512
Molina Healthcare, Inc.*	602	161,029
Charles River Laboratories International, Inc.*	662	133,605
Catalent, Inc.*	2,005	131,748
Universal Health Services, Inc. — Class B	969	123,160
Acadia Healthcare Company, Inc.*	1,440	104,040
Tenet Healthcare Corp.*	1,687	100,241

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
HEALTH CARE FUND

	Shares	Value
Teladoc Health, Inc.*	3,092	$80,083
Syneos Health, Inc.*	2,214	78,863
Medpace Holdings, Inc.*	354	66,570
Total Healthcare-Services		3,938,086

Electronics - 1.0%
Agilent Technologies, Inc.	1,881	260,218

Software - 0.9%
Veeva Systems, Inc. — Class A*	1,216	223,489

Commercial Services - 0.4%
HealthEquity, Inc.*	1,502	88,182

Total Common Stocks
(Cost $17,518,715)		25,434,540

RIGHTS††† - 0.0%
Pharmaceuticals - 0.0%
Johnson & Johnson
Expires 12/31/29	752	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$106,080	106,080
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	41,910	41,910
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	41,911	41,911
Total Repurchase Agreements
(Cost $189,901)		189,901

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	23,915	23,915
Total Securities Lending Collateral
(Cost $23,915)		23,915

Total Investments - 100.0%
(Cost $17,732,531)		$25,648,356
Other Assets & Liabilities, net - 0.0%		(5,706)
Total Net Assets - 100.0%		$25,642,650

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$25,434,540	$—	$—		$25,434,540
Rights	—	—	—	*	—
Repurchase Agreements	—	189,901	—		189,901
Securities Lending Collateral	23,915	—	—		23,915
Total Assets	$25,458,455	$189,901	$—		$25,648,356

*	Security has a market value of $0.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $24,553 of securities loaned (cost $17,542,630)	$25,458,455
Repurchase agreements, at value (cost $189,901)	189,901
Receivables:
Fund shares sold	48,621
Dividends	17,062
Foreign tax reclaims	6,188
Securities lending income	117
Interest	25
Total assets	25,720,369

Liabilities:
Payable for:
Return of securities lending collateral	23,915
Management fees	18,335
Transfer agent fees	7,967
Portfolio accounting and administration fees	3,289
Distribution and service fees	2,592
Fund shares redeemed	2,432
Trustees’ fees*	374
Miscellaneous	18,815
Total liabilities	77,719
Net assets	$25,642,650

Net assets consist of:
Paid in capital	$22,298,489
Total distributable earnings (loss)	3,344,161
Net assets	$25,642,650

Investor Class:
Net assets	$17,872,759
Capital shares outstanding	465,836
Net asset value per share	$38.37

A-Class:
Net assets	$4,923,090
Capital shares outstanding	145,514
Net asset value per share	$33.83
Maximum offering price per share (Net asset value divided by 95.25%)	$35.52

C-Class:
Net assets	$1,528,660
Capital shares outstanding	56,112
Net asset value per share	$27.24

H-Class:
Net assets	$1,318,141
Capital shares outstanding	40,702
Net asset value per share	$32.39

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,488)	$394,069
Interest	5,238
Income from securities lending, net	1,884
Total investment income	401,191

Expenses:
Management fees	302,564
Distribution and service fees:
A-Class	12,523
C-Class	19,933
H-Class	5,063
Transfer agent fees	78,701
Portfolio accounting and administration fees	49,586
Registration fees	23,192
Professional fees	16,633
Trustees’ fees*	5,860
Custodian fees	5,323
Line of credit fees	72
Miscellaneous	14,224
Total expenses	533,674
Net investment loss	(132,483)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,740,666
Net realized gain	1,740,666
Net change in unrealized appreciation (depreciation) on:
Investments	(4,500,536)
Net change in unrealized appreciation (depreciation)	(4,500,536)
Net realized and unrealized loss	(2,759,870)
Net decrease in net assets resulting from operations	$(2,892,353)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(132,483)	$(178,621)
Net realized gain on investments	1,740,666	1,658,607
Net change in unrealized appreciation (depreciation) on investments	(4,500,536)	1,963,044
Net increase (decrease) in net assets resulting from operations	(2,892,353)	3,443,030

Distributions to shareholders:
Investor Class	(558,000)	(1,915,427)
A-Class	(94,447)	(231,621)
C-Class	(39,724)	(134,836)
H-Class	(27,218)	(67,981)
Total distributions to shareholders	(719,389)	(2,349,865)

Capital share transactions:
Proceeds from sale of shares
Investor Class	102,301,697	100,610,633
A-Class	1,972,855	1,324,336
C-Class	372,082	1,488,382
H-Class	3,780,739	25,350,018
Distributions reinvested
Investor Class	549,584	1,897,246
A-Class	93,606	228,894
C-Class	38,384	132,840
H-Class	26,585	67,915
Cost of shares redeemed
Investor Class	(108,242,862)	(98,580,907)
A-Class	(2,315,534)	(1,755,296)
C-Class	(1,340,731)	(2,206,368)
H-Class	(12,105,427)	(16,839,371)
Net increase (decrease) from capital share transactions	(14,869,022)	11,718,322
Net increase (decrease) in net assets	(18,480,764)	12,811,487

Net assets:
Beginning of year	44,123,414	31,311,927
End of year	$25,642,650	$44,123,414

Capital share activity:
Shares sold
Investor Class	2,667,799	2,332,052
A-Class	58,331	34,856
C-Class	13,452	47,899
H-Class	117,002	693,002
Shares issued from reinvestment of distributions
Investor Class	14,383	44,640
A-Class	2,777	6,075
C-Class	1,411	4,315
H-Class	824	1,882
Shares redeemed
Investor Class	(2,829,507)	(2,294,346)
A-Class	(69,097)	(46,738)
C-Class	(48,731)	(70,909)
H-Class	(369,188)	(455,241)
Net increase (decrease) in shares	(440,544)	297,487

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$41.55	$39.24	$30.27	$32.03	$28.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.12)	(.15)	(.06)	(.13)
Net gain (loss) on investments (realized and unrealized)	(2.45)	3.84	12.50	(1.70)	3.78
Total from investment operations	(2.55)	3.72	12.35	(1.76)	3.65
Less distributions from:
Net realized gains	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$38.37	$41.55	$39.24	$30.27	$32.03

Total Return	(6.16%)	9.40%	41.24%	(5.49%)	12.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,873	$25,478	$20,831	$12,408	$64,185
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.29%)	(0.41%)	(0.19%)	(0.42%)
Total expenses	1.39%	1.35%	1.46%	1.47%	1.46%
Portfolio turnover rate	268%	238%	256%	248%	341%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$36.81	$34.99	$27.33	$29.00	$26.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.19)	(.21)	(.12)	(.19)
Net gain (loss) on investments (realized and unrealized)	(2.19)	3.42	11.25	(1.55)	3.43
Total from investment operations	(2.35)	3.23	11.04	(1.67)	3.24
Less distributions from:
Net realized gains	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$33.83	$36.81	$34.99	$27.33	$29.00

Total Return[b]	(6.38%)	9.14%	40.87%	(5.76%)	12.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,923	$5,650	$5,575	$3,606	$4,865
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.50%)	(0.63%)	(0.43%)	(0.68%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	268%	238%	256%	248%	341%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$29.99	$28.95	$23.21	$24.81	$22.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.39)	(.40)	(.30)	(.35)
Net gain (loss) on investments (realized and unrealized)	(1.78)	2.84	9.52	(1.30)	2.97
Total from investment operations	(2.12)	2.45	9.12	(1.60)	2.62
Less distributions from:
Net realized gains	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$27.24	$29.99	$28.95	$23.21	$24.81

Total Return[b]	(7.07%)	8.34%	39.82%	(6.45%)	11.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,529	$2,699	$3,147	$2,826	$4,340
Ratios to average net assets:
Net investment income (loss)	(1.25%)	(1.26%)	(1.39%)	(1.20%)	(1.42%)
Total expenses	2.39%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	268%	238%	256%	248%	341%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$35.26	$33.57	$26.31	$27.91	$25.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.17)	(.21)	(.13)	(.18)
Net gain (loss) on investments (realized and unrealized)	(2.03)	3.27	10.85	(1.47)	3.30
Total from investment operations	(2.24)	3.10	10.64	(1.60)	3.12
Less distributions from:
Net realized gains	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$32.39	$35.26	$33.57	$26.31	$27.91

Total Return	(6.38%)	9.14%	40.93%	(5.73%)	12.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,318	$10,297	$1,760	$1,021	$7,871
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.46%)	(0.68%)	(0.45%)	(0.66%)
Total expenses	1.65%	1.61%	1.76%	1.72%	1.73%
Portfolio turnover rate	268%	238%	256%	248%	341%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the internet (“internet Companies”).

For the Reporting Period, Internet Fund Investor Class returned -17.99%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Information Technology Index returned -4.55%.

The industries that contributed the most: movies & entertainment, communications equipment, and interactive home entertainment. The industries that detracted the most: interactive media & services, internet & direct marketing retail, and internet services & infrastructure.

The individual holdings that contributed the most: PDD Holdings, Inc. ADR - Class A, Netflix, Inc., and Trip.com Group, Ltd. ADR. Those that detracted the most: Amazon.com, Inc., Alphabet, Inc. - Class A, and Snap, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings	(% of Total Net Assets)
Alphabet, Inc. — Class A	8.4%
Amazon.com, Inc.	7.3%
Meta Platforms, Inc. — Class A	5.5%
Salesforce, Inc.	3.3%
Cisco Systems, Inc.	3.3%
Adobe, Inc.	3.2%
Netflix, Inc.	3.0%
Booking Holdings, Inc.	2.3%
PayPal Holdings, Inc.	2.2%
Alibaba Group Holding Ltd. ADR	2.1%
Top Ten Total	40.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(17.99%)	3.20%	10.54%
A-Class Shares	(18.19%)	2.95%	10.26%
A-Class Shares with sales charge‡	(22.08%)	1.95%	9.73%
C-Class Shares	(18.81%)	2.17%	9.44%
C-Class Shares with CDSC§	(19.63%)	2.17%	9.44%
H-Class Shares**	(18.19%)	2.94%	10.19%
S&P 500 Information Technology Index	(4.55%)	19.64%	20.14%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Internet - 55.9%
Alphabet, Inc. — Class A*	16,743	$1,736,751
Amazon.com, Inc.*	14,632	1,511,339
Meta Platforms, Inc. — Class A*	5,383	1,140,873
Netflix, Inc.*	1,781	615,300
Booking Holdings, Inc.*	178	472,129
Alibaba Group Holding Ltd. ADR*	4,252	434,469
Airbnb, Inc. — Class A*	3,244	403,554
Uber Technologies, Inc.*	11,458	363,219
Shopify, Inc. — Class A*	5,789	277,525
JD.com, Inc. ADR	6,193	271,811
Baidu, Inc. ADR*	1,701	256,715
eBay, Inc.	5,367	238,134
Sea Ltd. ADR*	2,533	219,231
DoorDash, Inc. — Class A*	3,416	217,121
VeriSign, Inc.*	1,025	216,613
Pinterest, Inc. — Class A*	7,574	206,543
MercadoLibre, Inc.*	155	204,299
Trip.com Group Ltd. ADR*	5,342	201,233
Spotify Technology S.A.*	1,415	189,072
Expedia Group, Inc.*	1,875	181,931
Etsy, Inc.*	1,634	181,913
Okta, Inc.*	2,024	174,550
Snap, Inc. — Class A*	15,105	169,327
GoDaddy, Inc. — Class A*	2,171	168,730
Chewy, Inc. — Class A*	4,387	163,986
Wix.com Ltd.*	1,632	162,874
Match Group, Inc.*	4,142	159,011
Zillow Group, Inc. — Class C*	3,401	151,243
Roku, Inc.*	2,154	141,776
F5, Inc.*	932	135,783
IAC, Inc.*	1,903	98,195
Wayfair, Inc. — Class A*	2,533	86,983
Lyft, Inc. — Class A*	8,699	80,640
Ziff Davis, Inc.*	992	77,426
Bumble, Inc. — Class A*	3,824	74,759
TripAdvisor, Inc.*	3,598	71,456
Overstock.com, Inc.*	2,363	47,898
Total Internet		11,504,412

Software - 27.5%
Salesforce, Inc.*	3,418	682,848
Adobe, Inc.*	1,694	652,817
Activision Blizzard, Inc.	4,507	385,754
Workday, Inc. — Class A*	1,725	356,281
Snowflake, Inc. — Class A*	2,102	324,318
Electronic Arts, Inc.	2,320	279,444
Veeva Systems, Inc. — Class A*	1,402	257,674
Datadog, Inc. — Class A*	3,030	220,160
Cloudflare, Inc. — Class A*	3,523	217,228
Take-Two Interactive Software, Inc.*	1,800	214,740
Zoom Video Communications, Inc. — Class A*	2,900	214,136
ROBLOX Corp. — Class A*	4,318	194,224
MongoDB, Inc.*	822	191,625
NetEase, Inc. ADR	2,138	189,085
Bilibili, Inc. ADR*,1	7,902	185,697
Akamai Technologies, Inc.*	2,179	170,616
Twilio, Inc. — Class A*	2,558	170,439
DocuSign, Inc.*	2,755	160,616
ZoomInfo Technologies, Inc. — Class A*	5,822	143,862
Dropbox, Inc. — Class A*	6,212	134,303
Smartsheet, Inc. — Class A*	2,473	118,209
Nutanix, Inc. — Class A*	4,437	115,318
DigitalOcean Holdings, Inc.*	2,017	79,006
Total Software		5,658,400

Telecommunications - 10.2%
Cisco Systems, Inc.	12,922	675,498
Motorola Solutions, Inc.	1,181	337,920
Arista Networks, Inc.*	1,792	300,805
Telefonaktiebolaget LM Ericsson ADR[1]	30,925	180,911
Nokia Oyj ADR	36,074	177,123
Juniper Networks, Inc.	4,762	163,908
Ciena Corp.*	2,539	133,348
Viavi Solutions, Inc.*	6,908	74,814
CommScope Holding Company, Inc.*	8,422	53,648
Total Telecommunications		2,097,975

Commercial Services - 4.3%
PayPal Holdings, Inc.*	5,847	444,021
CoStar Group, Inc.*	3,670	252,679
Paylocity Holding Corp.*	611	121,455
Chegg, Inc.*	4,070	66,341
Total Commercial Services		884,496

Entertainment - 0.6%
DraftKings, Inc. — Class A*	6,705	129,809

Healthcare-Services - 0.4%
Teladoc Health, Inc.*	3,600	93,240

Computers - 0.4%
Lumentum Holdings, Inc.*	1,713	92,519

Total Common Stocks
(Cost $16,446,560)		20,460,851

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$90,880	$90,880
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	35,905	35,905
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	35,905	35,905
Total Repurchase Agreements
(Cost $162,690)		162,690

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	283,218	283,218
Total Securities Lending Collateral
(Cost $283,218)		283,218

Total Investments - 101.5%
(Cost $16,892,468)		$20,906,759
Other Assets & Liabilities, net - (1.5)%		(315,303)
Total Net Assets - 100.0%		$20,591,456

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,460,851	$—	$—	$20,460,851
Repurchase Agreements	—	162,690	—	162,690
Securities Lending Collateral	283,218	—	—	283,218
Total Assets	$20,744,069	$162,690	$—	$20,906,759

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $266,897 of securities loaned (cost $16,729,778)	$20,744,069
Repurchase agreements, at value (cost $162,690)	162,690
Receivables:
Fund shares sold	9,765
Dividends	3,685
Foreign tax reclaims	611
Securities lending income	57
Interest	22
Total assets	20,920,899

Liabilities:
Payable for:
Return of securities lending collateral	283,218
Fund shares redeemed	13,672
Management fees	12,176
Transfer agent fees	3,818
Distribution and service fees	2,416
Portfolio accounting and administration fees	2,184
Trustees’ fees*	243
Miscellaneous	11,716
Total liabilities	329,443
Net assets	$20,591,456

Net assets consist of:
Paid in capital	$21,912,413
Total distributable earnings (loss)	(1,320,957)
Net assets	$20,591,456

Investor Class:
Net assets	$16,147,940
Capital shares outstanding	170,336
Net asset value per share	$94.80

A-Class:
Net assets	$1,341,812
Capital shares outstanding	15,873
Net asset value per share	$84.53
Maximum offering price per share (Net asset value divided by 95.25%)	$88.75

C-Class:
Net assets	$2,522,259
Capital shares outstanding	38,065
Net asset value per share	$66.26

H-Class:
Net assets	$579,445
Capital shares outstanding	7,187
Net asset value per share	$80.62

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $913)	$28,818
Interest	2,085
Income from securities lending, net	352
Total investment income	31,255

Expenses:
Management fees	101,745
Distribution and service fees:
A-Class	3,943
C-Class	22,095
H-Class	1,852
Transfer agent fees	26,785
Portfolio accounting and administration fees	16,646
Registration fees	8,712
Professional fees	8,095
Trustees’ fees*	2,524
Custodian fees	1,970
Line of credit fees	105
Miscellaneous	266
Total expenses	194,738
Net investment loss	(163,483)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,082,146)
Net realized loss	(3,082,146)
Net change in unrealized appreciation (depreciation) on:
Investments	(666,835)
Net change in unrealized appreciation (depreciation)	(666,835)
Net realized and unrealized loss	(3,748,981)
Net decrease in net assets resulting from operations	$(3,912,464)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(163,483)	$(347,244)
Net realized gain (loss) on investments	(3,082,146)	5,510,850
Net change in unrealized appreciation (depreciation) on investments	(666,835)	(10,323,033)
Net decrease in net assets resulting from operations	(3,912,464)	(5,159,427)

Distributions to shareholders:
Investor Class	—	(3,618,087)
A-Class	—	(711,899)
C-Class	—	(1,201,881)
H-Class	—	(228,096)
Total distributions to shareholders	—	(5,759,963)

Capital share transactions:
Proceeds from sale of shares
Investor Class	21,020,911	33,557,065
A-Class	1,013,188	1,317,749
C-Class	935,936	2,769,422
H-Class	3,169,571	2,396,750
Distributions reinvested
Investor Class	—	3,533,333
A-Class	—	695,882
C-Class	—	1,201,881
H-Class	—	227,805
Cost of shares redeemed
Investor Class	(11,401,168)	(46,602,020)
A-Class	(1,449,349)	(1,316,969)
C-Class	(736,844)	(3,088,978)
H-Class	(2,834,259)	(2,242,167)
Net increase (decrease) from capital share transactions	9,717,986	(7,550,247)
Net increase (decrease) in net assets	5,805,522	(18,469,637)

Net assets:
Beginning of year	14,785,934	33,255,571
End of year	$20,591,456	$14,785,934

Capital share activity:
Shares sold
Investor Class	228,196	191,201
A-Class	12,712	9,664
C-Class	14,997	20,635
H-Class	34,804	14,943
Shares issued from reinvestment of distributions
Investor Class	—	24,112
A-Class	—	5,308
C-Class	—	11,581
H-Class	—	1,822
Shares redeemed
Investor Class	(133,794)	(267,776)
A-Class	(18,515)	(9,698)
C-Class	(11,503)	(24,678)
H-Class	(37,230)	(13,293)
Net increase (decrease) in shares	89,667	(36,179)

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$115.59	$195.59	$105.23	$118.80	$124.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.99)	(2.11)	(2.03)	(1.30)	(1.29)
Net gain (loss) on investments (realized and unrealized)	(19.80)	(34.69)	92.39	(8.17)	10.79
Total from investment operations	(20.79)	(36.80)	90.36	(9.47)	9.50
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$94.80	$115.59	$195.59	$105.23	$118.80

Total Return	(17.99%)	(23.48%)	85.87%	(8.25%)	9.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,148	$8,777	$25,113	$10,741	$15,484
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.18%)	(1.21%)	(1.08%)	(1.00%)
Total expenses	1.39%	1.36%	1.44%	1.47%	1.45%
Portfolio turnover rate	133%	150%	284%	359%	349%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$103.33	$179.98	$97.07	$110.18	$117.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.10)	(2.28)	(2.22)	(1.32)	(1.46)
Net gain (loss) on investments (realized and unrealized)	(17.70)	(31.17)	85.13	(7.69)	9.94
Total from investment operations	(18.80)	(33.45)	82.91	(9.01)	8.48
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$84.53	$103.33	$179.98	$97.07	$110.18

Total Return[b]	(18.19%)	(23.67%)	85.41%	(8.48%)	9.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,342	$2,240	$2,952	$2,060	$2,054
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.44%)	(1.45%)	(1.20%)	(1.27%)
Total expenses	1.65%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	133%	150%	284%	359%	349%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$81.61	$152.56	$82.90	$95.40	$104.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.32)	(2.89)	(2.91)	(1.96)	(2.08)
Net gain (loss) on investments (realized and unrealized)	(14.03)	(24.86)	72.57	(6.44)	8.58
Total from investment operations	(15.35)	(27.75)	69.66	(8.40)	6.50
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$66.26	$81.61	$152.56	$82.90	$95.40

Total Return[b]	(18.81%)	(24.24%)	84.03%	(9.16%)	8.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,522	$2,821	$4,124	$1,931	$3,047
Ratios to average net assets:
Net investment income (loss)	(2.14%)	(2.19%)	(2.21%)	(2.06%)	(2.01%)
Total expenses	2.40%	2.36%	2.43%	2.47%	2.46%
Portfolio turnover rate	133%	150%	284%	359%	349%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$98.55	$173.71	$93.70	$106.51	$113.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.09)	(2.23)	(1.75)	(1.41)	(1.51)
Net gain (loss) on investments (realized and unrealized)	(16.84)	(29.73)	81.76	(7.30)	9.68
Total from investment operations	(17.93)	(31.96)	80.01	(8.71)	8.17
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$80.62	$98.55	$173.71	$93.70	$106.51

Total Return	(18.19%)	(23.67%)	85.39%	(8.49%)	9.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$579	$947	$1,067	$825	$9,880
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.45%)	(1.42%)	(1.30%)	(1.27%)
Total expenses	1.65%	1.61%	1.76%	1.71%	1.70%
Portfolio turnover rate	133%	150%	284%	359%	349%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the Reporting Period, Leisure Fund Investor Class returned -9.14%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned -19.62%.

The industries that contributed the most: restaurants, casinos & gaming, and brewers. The industries that detracted the most: cable & satellite, hotels/resorts & cruise lines, and movies & entertainment.

The individual holdings that contributed the most: ROBLOX Corp. - Class A, Las Vegas Sands Corp., and Starbucks Corp. Those that detracted the most: Walt Disney Co., DISH Network Corp. - Class A, and Charter Communications, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings	(% of Total Net Assets)
McDonald’s Corp.	4.0%
Walt Disney Co.	3.8%
Netflix, Inc.	3.6%
Comcast Corp. — Class A	3.6%
Philip Morris International, Inc.	3.4%
Starbucks Corp.	3.1%
Booking Holdings, Inc.	2.9%
Altria Group, Inc.	2.4%
Airbnb, Inc. — Class A	2.3%
Activision Blizzard, Inc.	2.2%
Top Ten Total	31.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(9.14%)	3.22%	7.44%
A-Class Shares	(9.38%)	2.96%	7.17%
A-Class Shares with sales charge‡	(13.68%)	1.96%	6.65%
C-Class Shares	(10.04%)	2.19%	6.37%
C-Class Shares with CDSC§	(10.94%)	2.19%	6.37%
H-Class Shares**	(9.38%)	2.96%	7.12%
S&P 500 Consumer Discretionary Index	(19.62%)	8.70%	12.14%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

92 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 19.1%
McDonald’s Corp.	3,639	$1,017,501
Starbucks Corp.	7,423	772,957
Chipotle Mexican Grill, Inc. — Class A*	285	486,863
Yum! Brands, Inc.	3,274	432,430
Darden Restaurants, Inc.	1,986	308,148
Restaurant Brands International, Inc.	3,882	260,637
Yum China Holdings, Inc.	3,963	251,214
Domino’s Pizza, Inc.	747	246,413
Texas Roadhouse, Inc. — Class A	1,732	187,160
Wingstop, Inc.	778	142,825
Wendy’s Co.	6,370	138,739
Cracker Barrel Old Country Store, Inc.	966	109,738
Papa John’s International, Inc.	1,382	103,553
Shake Shack, Inc. — Class A*	1,859	103,156
Bloomin’ Brands, Inc.	4,002	102,651
Cheesecake Factory, Inc.	2,534	88,817
Dave & Buster’s Entertainment, Inc.*	2,322	85,426
Total Retail		4,838,228

Media - 17.1%
Walt Disney Co.*	9,694	970,660
Comcast Corp. — Class A	23,836	903,623
Charter Communications, Inc. — Class A*	1,237	442,364
Warner Bros Discovery, Inc.*	27,285	412,003
Fox Corp. — Class A	8,853	301,445
Paramount Global — Class B	11,292	251,925
Liberty Broadband Corp. — Class C*	2,892	236,276
News Corp. — Class A	13,004	224,579
World Wrestling Entertainment, Inc. — Class A	2,032	185,440
Nexstar Media Group, Inc. — Class A	1,019	175,941
DISH Network Corp. — Class A*	15,155	141,396
Sirius XM Holdings, Inc.[1]	25,555	101,453
Total Media		4,347,105

Internet - 15.4%
Netflix, Inc.*	2,621	905,503
Booking Holdings, Inc.*	273	724,108
Airbnb, Inc. — Class A*	4,777	594,259
DoorDash, Inc. — Class A*	5,030	319,707
Sea Ltd. ADR*	3,641	315,129
Trip.com Group Ltd. ADR*	7,703	290,172
Expedia Group, Inc.*	2,762	267,997
Spotify Technology S.A.*	1,991	266,037
Roku, Inc.*	3,170	208,649
Total Internet		3,891,561

Lodging - 9.5%
Marriott International, Inc. — Class A	2,849	473,048
Hilton Worldwide Holdings, Inc.	3,027	426,413
Las Vegas Sands Corp.*	5,422	311,494
MGM Resorts International	5,866	260,568
Hyatt Hotels Corp. — Class A*	2,155	240,907
Wynn Resorts Ltd.*	2,080	232,773
Wyndham Hotels & Resorts, Inc.	2,467	167,386
Boyd Gaming Corp.	2,462	157,863
Choice Hotels International, Inc.	1,109	129,964
Total Lodging		2,400,416

Entertainment - 8.7%
Warner Music Group Corp. — Class A	8,438	281,576
Live Nation Entertainment, Inc.*	3,334	233,380
Caesars Entertainment, Inc.*	4,719	230,334
Vail Resorts, Inc.	940	219,659
DraftKings, Inc. — Class A*	9,870	191,083
Churchill Downs, Inc.	699	179,678
Penn Entertainment, Inc.*	5,099	151,236
AMC Entertainment Holdings, Inc. — Class A*,1	29,293	146,758
Marriott Vacations Worldwide Corp.	1,085	146,323
Light & Wonder, Inc. — Class A*	2,349	141,058
SeaWorld Entertainment, Inc.*	1,715	105,147
Six Flags Entertainment Corp.*	3,598	96,103
Cinemark Holdings, Inc.*	6,379	94,345
Total Entertainment		2,216,680

Software - 8.3%
Activision Blizzard, Inc.	6,635	567,890
Electronic Arts, Inc.	3,414	411,216
Take-Two Interactive Software, Inc.*	2,650	316,145
ROBLOX Corp. — Class A*	6,358	285,983
NetEase, Inc. ADR	3,008	266,027
Bilibili, Inc. ADR*,1	10,980	258,030
Total Software		2,105,291

Agriculture - 6.8%
Philip Morris International, Inc.	8,940	869,415
Altria Group, Inc.	13,879	619,281
British American Tobacco plc ADR	6,428	225,751
Total Agriculture		1,714,447

Leisure Time - 6.2%
Royal Caribbean Cruises Ltd.*	3,987	260,351
Carnival Corp.*	23,807	241,641
Planet Fitness, Inc. — Class A*	2,395	186,020
Polaris, Inc.	1,549	171,366
Brunswick Corp.	2,068	169,576
Harley-Davidson, Inc.	4,132	156,892
Peloton Interactive, Inc. — Class A*	12,434	141,001
YETI Holdings, Inc.*	3,286	131,440
Norwegian Cruise Line Holdings Ltd.*	7,816	105,125
Total Leisure Time		1,563,412

Beverages - 5.7%
Constellation Brands, Inc. — Class A	1,895	428,062
Brown-Forman Corp. — Class B	6,101	392,111
Anheuser-Busch InBev S.A. ADR	3,755	250,571
Molson Coors Beverage Co. — Class B	4,281	221,242
Ambev S.A. ADR	48,403	136,497
Total Beverages		1,428,483

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
LEISURE FUND

	Shares	Value
Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	3,634	$195,110
Mattel, Inc.*	10,093	185,812
Total Toys, Games & Hobbies		380,922

Food Service - 0.9%
Aramark	6,099	218,344

Commercial Services - 0.3%
Sabre Corp.*	19,294	82,771

Total Common Stocks
(Cost $21,566,080)		25,187,660

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$115,518	115,518
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	45,639	45,639
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	45,639	45,639
Total Repurchase Agreements
(Cost $206,796)		206,796

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	336,607	$336,607
Total Securities Lending Collateral
(Cost $336,607)		336,607

Total Investments - 101.6%
(Cost $22,109,483)		$25,731,063
Other Assets & Liabilities, net - (1.6)%		(405,940)
Total Net Assets - 100.0%		$25,325,123

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,187,660	$—	$—	$25,187,660
Repurchase Agreements	—	206,796	—	206,796
Securities Lending Collateral	336,607	—	—	336,607
Total Assets	$25,524,267	$206,796	$—	$25,731,063

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $312,594 of securities loaned (cost $21,902,687)	$25,524,267
Repurchase agreements, at value (cost $206,796)	206,796
Receivables:
Dividends	31,330
Securities lending income	7,019
Fund shares sold	3,272
Interest	28
Total assets	25,772,712

Liabilities:
Payable for:
Return of securities lending collateral	336,607
Fund shares redeemed	69,202
Management fees	16,228
Transfer agent fees	5,089
Portfolio accounting and administration fees	2,911
Distribution and service fees	1,172
Trustees’ fees*	333
Miscellaneous	16,047
Total liabilities	447,589
Net assets	$25,325,123

Net assets consist of:
Paid in capital	$24,381,449
Total distributable earnings (loss)	943,674
Net assets	$25,325,123

Investor Class:
Net assets	$20,628,968
Capital shares outstanding	282,867
Net asset value per share	$72.93

A-Class:
Net assets	$2,599,606
Capital shares outstanding	39,568
Net asset value per share	$65.70
Maximum offering price per share (Net asset value divided by 95.25%)	$68.98

C-Class:
Net assets	$317,971
Capital shares outstanding	5,707
Net asset value per share	$55.72

H-Class:
Net assets	$1,778,578
Capital shares outstanding	27,934
Net asset value per share	$63.67

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $806)	$168,547
Interest	1,756
Income from securities lending, net	18,205
Total investment income	188,508

Expenses:
Management fees	100,750
Distribution and service fees:
A-Class	7,873
C-Class	3,919
H-Class	4,215
Transfer agent fees	26,055
Portfolio accounting and administration fees	16,676
Registration fees	9,070
Professional fees	7,874
Trustees’ fees*	2,370
Custodian fees	1,943
Line of credit fees	16
Miscellaneous	566
Total expenses	181,327
Net investment income	7,181

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,130,794)
Net realized loss	(1,130,794)
Net change in unrealized appreciation (depreciation) on:
Investments	(460,307)
Net change in unrealized appreciation (depreciation)	(460,307)
Net realized and unrealized loss	(1,591,101)
Net decrease in net assets resulting from operations	$(1,583,920)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,181	$(124,538)
Net realized gain (loss) on investments	(1,130,794)	1,298,853
Net change in unrealized appreciation (depreciation) on investments	(460,307)	(5,130,237)
Net decrease in net assets resulting from operations	(1,583,920)	(3,955,922)

Distributions to shareholders:
Investor Class	—	(604,040)
A-Class	—	(255,000)
C-Class	—	(53,089)
H-Class	—	(133,042)
Total distributions to shareholders	—	(1,045,171)

Capital share transactions:
Proceeds from sale of shares
Investor Class	32,776,086	39,154,029
A-Class	119,240	2,799,506
C-Class	30,193	90,769
H-Class	348,684	842,058
Distributions reinvested
Investor Class	—	578,089
A-Class	—	199,062
C-Class	—	53,089
H-Class	—	132,002
Cost of shares redeemed
Investor Class	(16,932,942)	(71,651,581)
A-Class	(1,360,710)	(1,987,920)
C-Class	(226,825)	(316,244)
H-Class	(383,917)	(5,174,501)
Net increase (decrease) from capital share transactions	14,369,809	(35,281,642)
Net increase (decrease) in net assets	12,785,889	(40,282,735)

Net assets:
Beginning of year	12,539,234	52,821,969
End of year	$25,325,123	$12,539,234

Capital share activity:
Shares sold
Investor Class	454,555	406,062
A-Class	1,902	33,160
C-Class	575	1,250
H-Class	5,556	10,170
Shares issued from reinvestment of distributions
Investor Class	—	6,639
A-Class	—	2,529
C-Class	—	788
H-Class	—	1,731
Shares redeemed
Investor Class	(241,133)	(749,384)
A-Class	(22,358)	(22,325)
C-Class	(4,407)	(4,268)
H-Class	(6,410)	(56,958)
Net increase (decrease) in shares	188,280	(370,606)

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$80.27	$100.94	$53.01	$68.98	$71.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.44)	(.34)	.08	.32
Net gain (loss) on investments (realized and unrealized)	(7.55)	(14.80)	48.27	(15.86)	2.18
Total from investment operations	(7.34)	(15.24)	47.93	(15.78)	2.50
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)
Net realized gains	—	(5.43)	—	—	(4.23)
Total distributions	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$72.93	$80.27	$100.94	$53.01	$68.98

Total Return	(9.14%)	(15.52%)	90.42%	(22.96%)	4.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,629	$5,574	$40,995	$2,839	$11,739
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.45%)	(0.39%)	0.11%	0.45%
Total expenses	1.39%	1.36%	1.41%	1.48%	1.46%
Portfolio turnover rate	145%	168%	144%	369%	323%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$72.50	$91.96	$48.41	$63.17	$65.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.51)	(.41)	.01	.11
Net gain (loss) on investments (realized and unrealized)	(6.68)	(13.52)	43.96	(14.58)	1.99
Total from investment operations	(6.80)	(14.03)	43.55	(14.57)	2.10
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)
Net realized gains	—	(5.43)	—	—	(4.23)
Total distributions	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$65.70	$72.50	$91.96	$48.41	$63.17

Total Return[b]	(9.38%)	(15.72%)	89.96%	(23.15%)	3.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,600	$4,351	$4,291	$816	$1,192
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.59%)	(0.56%)	0.02%	0.17%
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	145%	168%	144%	369%	323%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$61.94	$80.01	$42.44	$55.82	$59.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(1.04)	(.87)	(.42)	(.32)
Net gain (loss) on investments (realized and unrealized)	(5.72)	(11.60)	38.44	(12.77)	1.73
Total from investment operations	(6.22)	(12.64)	37.57	(13.19)	1.41
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)
Net realized gains	—	(5.43)	—	—	(4.23)
Total distributions	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$55.72	$61.94	$80.01	$42.44	$55.82

Total Return[b]	(10.04%)	(16.35%)	88.52%	(23.73%)	3.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318	$591	$942	$398	$798
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(1.38%)	(1.36%)	(0.74%)	(0.56%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	145%	168%	144%	369%	323%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.26	$89.30	$47.01	$61.36	$64.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.59)	(.40)	(.01)	(.29)
Net gain (loss) on investments (realized and unrealized)	(6.49)	(13.02)	42.69	(14.15)	2.34
Total from investment operations	(6.59)	(13.61)	42.29	(14.16)	2.05
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)
Net realized gains	—	(5.43)	—	—	(4.23)
Total distributions	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$63.67	$70.26	$89.30	$47.01	$61.36

Total Return	(9.38%)	(15.72%)	89.96%	(23.17%)	3.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,779	$2,023	$6,594	$976	$1,055
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.69%)	(0.55%)	(0.01%)	(0.45%)
Total expenses	1.64%	1.61%	1.68%	1.72%	1.69%
Portfolio turnover rate	145%	168%	144%	369%	323%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the Reporting Period, Precious Metals Fund Investor Class returned -16.34%, compared with the -7.73% return of the S&P 500 Index. The S&P 500 Materials Index returned -6.28%.

No industry contributed to return for the Reporting Period. The industries that detracted the most: gold, precious metals & minerals, and silver.

The individual holdings that contributed the most: Alamos Gold, Inc. - Class A, AngloGold Ashanti, Ltd. ADR, and Osisko Gold Royalties, Ltd. Those that detracted the most: Newmont Corp., Barrick Gold Corp., and Sibanye Stillwater, Ltd. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings	(% of Total Net Assets)
Freeport-McMoRan, Inc.	10.2%
Newmont Corp.	8.1%
Barrick Gold Corp.	7.4%
Agnico Eagle Mines Ltd.	6.3%
Wheaton Precious Metals Corp.	6.2%
Gold Fields Ltd. ADR	4.5%
Franco-Nevada Corp.	4.3%
AngloGold Ashanti Ltd. ADR	4.2%
Royal Gold, Inc.	3.8%
Kinross Gold Corp.	3.3%
Top Ten Total	58.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(16.34%)	10.66%	(0.06%)
A-Class Shares	(16.54%)	10.39%	(0.32%)
A-Class Shares with sales charge‡	(20.51%)	9.32%	(0.81%)
C-Class Shares	(17.16%)	9.57%	(1.05%)
C-Class Shares with CDSC§	(17.91%)	9.57%	(1.05%)
H-Class Shares**	(16.54%)	10.40%	(0.39%)
S&P 500 Materials Index	(6.28%)	9.60%	9.75%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

100 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Mining - 99.7%
Freeport-McMoRan, Inc.	218,020	$8,919,198
Newmont Corp.	144,138	7,065,645
Barrick Gold Corp.	349,656	6,493,112
Agnico Eagle Mines Ltd.	107,227	5,465,360
Wheaton Precious Metals Corp.	112,946	5,439,479
Gold Fields Ltd. ADR[1]	297,165	3,958,238
Franco-Nevada Corp.	25,705	3,747,789
AngloGold Ashanti Ltd. ADR	150,296	3,635,660
Royal Gold, Inc.	25,937	3,364,288
Kinross Gold Corp.	618,793	2,914,515
Yamana Gold, Inc.	461,714	2,701,027
Alamos Gold, Inc. — Class A	212,356	2,597,114
Pan American Silver Corp.[1]	125,401	2,282,298
Hecla Mining Co.	358,446	2,268,963
B2Gold Corp.	568,556	2,240,111
SSR Mining, Inc.	134,854	2,038,993
Sibanye Stillwater Ltd. ADR[1]	243,972	2,029,847
Osisko Gold Royalties Ltd.	125,447	1,984,572
Eldorado Gold Corp.*	153,375	1,588,965
First Majestic Silver Corp.	214,416	1,545,939
Harmony Gold Mining Company Ltd. ADR	376,827	1,544,991
Sandstorm Gold Ltd.	258,449	1,501,589
Equinox Gold Corp.*	280,751	1,445,868
Novagold Resources, Inc.*	227,643	1,415,940
MAG Silver Corp.*	98,029	1,242,027
SilverCrest Metals, Inc.*	169,712	1,211,744
Fortuna Silver Mines, Inc.*	305,492	1,166,979
Seabridge Gold, Inc.*	85,959	1,113,169
Coeur Mining, Inc.*	272,201	1,086,082
Endeavour Silver Corp.*	223,530	867,296
Silvercorp Metals, Inc.	219,309	837,760
IAMGOLD Corp.*	297,389	805,924
Gatos Silver, Inc.*	99,441	649,350
Total Mining		87,169,832

Total Common Stocks
(Cost $67,552,150)		87,169,832

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$413,773	413,773
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	163,475	163,475
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	163,475	163,475
Total Repurchase Agreements
(Cost $740,723)		740,723

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.6%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	3,153,328	3,153,328
Total Securities Lending Collateral
(Cost $3,153,328)		3,153,328

Total Investments - 104.1%
(Cost $71,446,201)		$91,063,883
Other Assets & Liabilities, net - (4.1)%		(3,594,966)
Total Net Assets - 100.0%		$87,468,917

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$87,169,832	$—	$—	$87,169,832
Repurchase Agreements	—	740,723	—	740,723
Securities Lending Collateral	3,153,328	—	—	3,153,328
Total Assets	$90,323,160	$740,723	$—	$91,063,883

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $3,029,342 of securities loaned (cost $70,705,478)	$90,323,160
Repurchase agreements, at value (cost $740,723)	740,723
Receivables:
Fund shares sold	149,829
Dividends	92,305
Foreign tax reclaims	21,813
Securities lending income	3,505
Interest	99
Total assets	91,331,434

Liabilities:
Payable for:
Return of securities lending collateral	3,153,328
Fund shares redeemed	288,234
Deferred foreign capital gain taxes	276,532
Management fees	51,371
Transfer agent fees	20,137
Portfolio accounting and administration fees	10,445
Distribution and service fees	3,565
Trustees’ fees*	1,174
Miscellaneous	57,731
Total liabilities	3,862,517
Net assets	$87,468,917

Net assets consist of:
Paid in capital	$133,741,552
Total distributable earnings (loss)	(46,272,635)
Net assets	$87,468,917

Investor Class:
Net assets	$74,344,859
Capital shares outstanding	1,984,245
Net asset value per share	$37.47

A-Class:
Net assets	$8,697,798
Capital shares outstanding	248,828
Net asset value per share	$34.96
Maximum offering price per share (Net asset value divided by 95.25%)	$36.69

C-Class:
Net assets	$1,835,573
Capital shares outstanding	66,093
Net asset value per share	$27.77

H-Class:
Net assets	$2,590,687
Capital shares outstanding	77,125
Net asset value per share	$33.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $149,133)	$1,225,926
Interest	18,125
Income from securities lending, net	10,280
Total investment income	1,254,331

Expenses:
Management fees	529,055
Distribution and service fees:
A-Class	21,371
C-Class	15,716
H-Class	7,090
Transfer agent fees	161,493
Portfolio accounting and administration fees	94,623
Registration fees	46,403
Professional fees	40,531
Trustees’ fees*	12,159
Custodian fees	10,487
Line of credit fees	339
Miscellaneous	18,512
Total expenses	957,779
Net investment income	296,552

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,305,649)
Foreign currency transactions	2
Net realized loss	(3,305,647)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,862,013)
Net change in unrealized appreciation (depreciation)	(21,862,013)
Net realized and unrealized loss	(25,167,660)
Net decrease in net assets resulting from operations	$(24,871,108)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$296,552	$309,760
Net realized gain (loss) on investments	(3,305,647)	3,746,075
Net change in unrealized appreciation (depreciation) on investments	(21,862,013)	1,859,641
Net increase (decrease) in net assets resulting from operations	(24,871,108)	5,915,476

Distributions to shareholders:
Investor Class	(2,803,065)	(3,105,533)
A-Class	(569,109)	(668,292)
C-Class	(131,374)	(140,070)
H-Class	(232,336)	(205,249)
Total distributions to shareholders	(3,735,884)	(4,119,144)

Capital share transactions:
Proceeds from sale of shares
Investor Class	424,056,776	216,991,201
A-Class	8,446,979	5,539,280
C-Class	1,037,950	1,644,325
H-Class	5,325,957	5,141,960
Distributions reinvested
Investor Class	2,726,426	3,031,103
A-Class	551,816	649,293
C-Class	129,839	139,867
H-Class	229,110	205,225
Cost of shares redeemed
Investor Class	(391,469,073)	(244,117,050)
A-Class	(9,098,155)	(14,933,428)
C-Class	(993,146)	(1,728,053)
H-Class	(5,860,563)	(4,056,692)
Net increase (decrease) from capital share transactions	35,083,916	(31,492,969)
Net increase (decrease) in net assets	6,476,924	(29,696,637)

Net assets:
Beginning of year	80,991,993	110,688,630
End of year	$87,468,917	$80,991,993

Capital share activity:
Shares sold
Investor Class	11,588,025	4,884,543
A-Class	245,322	127,654
C-Class	37,585	44,922
H-Class	168,402	124,267
Shares issued from reinvestment of distributions
Investor Class	80,378	78,607
A-Class	17,424	17,902
C-Class	5,150	4,721
H-Class	7,529	5,870
Shares redeemed
Investor Class	(10,998,582)	(5,620,212)
A-Class	(272,588)	(336,488)
C-Class	(37,351)	(48,786)
H-Class	(191,476)	(102,502)
Net increase (decrease) in shares	649,818	(819,502)

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$47.98	$44.22	$26.50	$26.14	$27.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.16	(.06)	(.12)	(.12)
Net gain (loss) on investments (realized and unrealized)	(8.26)	6.21	18.28	1.23 [c]	(.48)
Total from investment operations	(8.08)	6.37	18.22	1.11	(.60)
Less distributions from:
Net investment income	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$37.47	$47.98	$44.22	$26.50	$26.14

Total Return	(16.34%)	15.84%	68.71%	3.65%	(2.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,345	$63,069	$87,174	$46,153	$33,724
Ratios to average net assets:
Net investment income (loss)	0.48%	0.35%	(0.13%)	(0.40%)	(0.47%)
Total expenses	1.30%	1.26%	1.34%	1.38%	1.39%
Portfolio turnover rate	424%	114%	281%	277%	571%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$45.09	$41.82	$25.14	$24.89	$25.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.04	(.17)	(.19)	(.17)
Net gain (loss) on investments (realized and unrealized)	(7.78)	5.84	17.35	1.19 [c]	(.46)
Total from investment operations	(7.70)	5.88	17.18	1.00	(.63)
Less distributions from:
Net investment income	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$34.96	$45.09	$41.82	$25.14	$24.89

Total Return[b]	(16.54%)	15.57%	68.28%	3.39%	(2.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,698	$11,664	$18,801	$12,803	$14,222
Ratios to average net assets:
Net investment income (loss)	0.23%	0.08%	(0.41%)	(0.67%)	(0.73%)
Total expenses	1.54%	1.51%	1.59%	1.63%	1.64%
Portfolio turnover rate	424%	114%	281%	277%	571%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$36.75	$34.86	$21.16	$21.19	$22.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.21)	(.43)	(.35)	(.32)
Net gain (loss) on investments (realized and unrealized)	(6.42)	4.71	14.63	1.07 [c]	(.40)
Total from investment operations	(6.55)	4.50	14.20	.72	(.72)
Less distributions from:
Net investment income	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$27.77	$36.75	$34.86	$21.16	$21.19

Total Return[b]	(17.16%)	14.70%	67.04%	2.65%	(3.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,836	$2,231	$2,086	$1,686	$2,412
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.59%)	(1.20%)	(1.41%)	(1.53%)
Total expenses	2.29%	2.26%	2.35%	2.38%	2.37%
Portfolio turnover rate	424%	114%	281%	277%	571%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.46	$40.41	$24.30	$24.06	$25.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.08	(.25)	(.22)	(.18)
Net gain (loss) on investments (realized and unrealized)	(7.50)	5.58	16.86	1.21 [c]	(.45)
Total from investment operations	(7.44)	5.66	16.61	.99	(.63)
Less distributions from:
Net investment income	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$33.59	$43.46	$40.41	$24.30	$24.06

Total Return	(16.54%)	15.57%	68.30%	3.46%	(2.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,591	$4,028	$2,628	$1,830	$2,630
Ratios to average net assets:
Net investment income (loss)	0.18%	0.20%	(0.59%)	(0.78%)	(0.78%)
Total expenses	1.54%	1.51%	1.60%	1.63%	1.63%
Portfolio turnover rate	424%	114%	281%	277%	571%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the Reporting Period, Real Estate Fund H-Class returned -23.04%, compared to a return of -7.73% for the S&P 500 Index. The MSCI U.S. REIT Index returned -19.17%.

No industry contributed to return for the Reporting Period. The industries that detracted the most: office REITs, residential REITs, and specialized REITs.

The individual holdings that contributed the most: VICI Properties, Inc., Gaming and Leisure Properties, Inc., and STORE Capital Corp. Those that detracted the most: Boston Properties, Inc., Crown Castle, Inc., and Medical Properties Trust, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	(% of Total Net Assets)
Prologis, Inc.	3.8%
American Tower Corp. — Class A	3.3%
Equinix, Inc.	2.8%
Crown Castle, Inc.	2.6%
Public Storage	2.3%
Realty Income Corp.	2.3%
Simon Property Group, Inc.	2.0%
Welltower, Inc.	2.0%
VICI Properties, Inc.	2.0%
Digital Realty Trust, Inc.	1.8%
Top Ten Total	24.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
A-Class Shares	(23.05%)	2.70%	3.16%
A-Class Shares with sales charge‡	(26.70%)	1.70%	2.66%
C-Class Shares	(23.65%)	2.08%	2.46%
C-Class Shares with CDSC§	(24.38%)	2.08%	2.46%
H-Class Shares	(23.04%)	2.72%	3.17%
MSCI U.S. REIT Index	(19.17%)	6.02%	5.94%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2023
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.0%

REITs - 93.7%
REITs-Diversified - 24.0%
American Tower Corp. — Class A	435	$88,888
Equinix, Inc.	104	74,988
Crown Castle, Inc.	523	69,998
VICI Properties, Inc.	1,654	53,953
Digital Realty Trust, Inc.	498	48,958
SBA Communications Corp.	185	48,298
Weyerhaeuser Co.	1,463	44,080
WP Carey, Inc.	468	36,247
Gaming and Leisure Properties, Inc.	646	33,631
Lamar Advertising Co. — Class A	294	29,368
National Storage Affiliates Trust	477	19,929
PotlatchDeltic Corp.	359	17,771
Broadstone Net Lease, Inc.	969	16,483
EPR Properties	409	15,583
Vornado Realty Trust	1,011	15,539
Outfront Media, Inc.	893	14,493
Uniti Group, Inc.	2,972	10,551
Total REITs-Diversified		638,758

REITs-Apartments - 12.4%
AvalonBay Communities, Inc.	261	43,864
Equity Residential	721	43,260
Invitation Homes, Inc.	1,302	40,661
Mid-America Apartment Communities, Inc.	252	38,062
UDR, Inc.	827	33,957
Essex Property Trust, Inc.	158	33,044
Camden Property Trust	287	30,089
American Homes 4 Rent — Class A	894	28,116
Apartment Income REIT Corp.	592	21,200
Independence Realty Trust, Inc.	1,099	17,617
Total REITs-Apartments		329,870

REITs-Warehouse/Industries - 9.9%
Prologis, Inc.	814	101,563
Rexford Industrial Realty, Inc.	527	31,436
Americold Realty Trust, Inc.	907	25,804
First Industrial Realty Trust, Inc.	459	24,419
EastGroup Properties, Inc.	147	24,302
STAG Industrial, Inc.	682	23,065
Terreno Realty Corp.	325	20,995
Innovative Industrial Properties, Inc.	124	9,423
Total REITs-Warehouse/Industries		261,007

REITs-Health Care - 8.7%
Welltower, Inc.	754	54,054
Ventas, Inc.	847	36,717
Healthpeak Properties, Inc.	1,490	32,735
Medical Properties Trust, Inc.[1]	3,241	26,641
Healthcare Realty Trust, Inc.	1,284	24,820
Omega Healthcare Investors, Inc.	838	22,970
Physicians Realty Trust	1,162	17,349
Sabra Health Care REIT, Inc.	1,337	15,376
Total REITs-Health Care		230,662
REITs-Office Property - 7.9%
Alexandria Real Estate Equities, Inc.	338	42,449
Boston Properties, Inc.	478	25,869
Kilroy Realty Corp.	571	18,500
Cousins Properties, Inc.	791	16,912
LXP Industrial Trust	1,579	16,279
Corporate Office Properties Trust	628	14,890
Highwoods Properties, Inc.	630	14,610
Douglas Emmett, Inc.	1,125	13,871
Equity Commonwealth	659	13,648
JBG SMITH Properties	801	12,063
SL Green Realty Corp.[1]	459	10,796
Hudson Pacific Properties, Inc.	1,334	8,871
Total REITs-Office Property		208,758

REITs-Storage - 7.5%
Public Storage	205	61,939
Extra Space Storage, Inc.	258	42,036
Iron Mountain, Inc.	677	35,820
Life Storage, Inc.	237	31,068
CubeSmart	627	28,980
Total REITs-Storage		199,843

REITs-Shopping Centers - 6.7%
Kimco Realty Corp.	1,700	33,201
Regency Centers Corp.	493	30,162
Federal Realty Investment Trust	265	26,190
Brixmor Property Group, Inc.	1,120	24,102
Kite Realty Group Trust	980	20,502
Phillips Edison & Company, Inc.	599	19,539
SITE Centers Corp.	1,148	14,097
Retail Opportunity Investments Corp.	879	12,271
Total REITs-Shopping Centers		180,064

REITs-Single Tenant - 5.6%
Realty Income Corp.	960	60,787
National Retail Properties, Inc.	594	26,225
Agree Realty Corp.	329	22,573
Spirit Realty Capital, Inc.	551	21,952
Essential Properties Realty Trust, Inc.	718	17,842
Total REITs-Single Tenant		149,379

REITs-Hotels - 5.4%
Host Hotels & Resorts, Inc.	2,537	41,835
Ryman Hospitality Properties, Inc.	219	19,651
Apple Hospitality REIT, Inc.	1,077	16,715
Park Hotels & Resorts, Inc.	1,208	14,931
Sunstone Hotel Investors, Inc.	1,363	13,466
Pebblebrook Hotel Trust	871	12,229
RLJ Lodging Trust	1,142	12,105
Service Properties Trust	1,167	11,623
Total REITs-Hotels		142,555

REITs-Manufactured Homes - 2.6%
Sun Communities, Inc.	273	38,460
Equity LifeStyle Properties, Inc.	466	31,283
Total REITs-Manufactured Homes		69,743

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2023
REAL ESTATE FUND

	Shares	Value
REITs-Regional Malls - 2.5%
Simon Property Group, Inc.	484	$54,193
Macerich Co.	1,376	14,586
Total REITs-Regional Malls		68,779

Specialized Reit’s - 0.5%
DiamondRock Hospitality Co.	1,479	12,024
Total REITs		2,491,442

Real Estate - 3.6%
Real Estate Management/Services - 3.6%
CBRE Group, Inc. — Class A*	564	41,065
Jones Lang LaSalle, Inc.*	157	22,842
Cushman & Wakefield plc*	1,151	12,131
Redfin Corp.*	1,017	9,214
eXp World Holdings, Inc.[1]	724	9,188
Total Real Estate Management/Services		94,440

Total Real Estate		94,440

Internet - 1.2%
E-Commerce/Services - 1.2%
Zillow Group, Inc. — Class C*	651	28,950
Opendoor Technologies, Inc.*	2,375	4,180
Total E-Commerce/Services		33,130

Total Internet		33,130

Telecommunications - 0.5%
Telecom Services - 0.5%
DigitalBridge Group, Inc.	1,075	12,889

Total Common Stocks
(Cost $2,196,336)		2,631,901

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$8,787	8,787
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	3,472	3,472
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	3,472	3,472
Total Repurchase Agreements
(Cost $15,731)		15,731

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class X 4.65%[4]	34,585	34,585
Total Securities Lending Collateral
(Cost $34,585)		34,585

Total Investments - 100.9%
(Cost $2,246,652)		$2,682,217
Other Assets & Liabilities, net - (0.9)%		(23,436)
Total Net Assets - 100.0%		$2,658,781

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,631,901	$—	$—	$2,631,901
Repurchase Agreements	—	15,731	—	15,731
Securities Lending Collateral	34,585	—	—	34,585
Total Assets	$2,666,486	$15,731	$—	$2,682,217

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $34,791 of securities loaned (cost $2,230,921)	$2,666,486
Repurchase agreements, at value (cost $15,731)	15,731
Receivables:
Dividends	11,443
Fund shares sold	5,783
Securities lending income	2
Interest	2
Total assets	2,699,447

Liabilities:
Payable for:
Return of securities lending collateral	34,585
Management fees	2,012
Transfer agent fees	854
Distribution and service fees	668
Portfolio accounting and administration fees	361
Trustees’ fees*	42
Miscellaneous	2,144
Total liabilities	40,666
Net assets	$2,658,781

Net assets consist of:
Paid in capital	$9,618,715
Total distributable earnings (loss)	(6,959,934)
Net assets	$2,658,781

A-Class:
Net assets	$490,556
Capital shares outstanding	13,969
Net asset value per share	$35.12
Maximum offering price per share (Net asset value divided by 95.25%)	$36.87

C-Class:
Net assets	$120,134
Capital shares outstanding	4,124
Net asset value per share	$29.13

H-Class:
Net assets	$2,048,091
Capital shares outstanding	58,436
Net asset value per share	$35.05

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends	$120,683
Interest	526
Income from securities lending, net	18
Total investment income	121,227

Expenses:
Management fees	33,898
Distribution and service fees:
A-Class	1,323
C-Class	1,607
H-Class	8,245
Transfer agent fees	9,629
Portfolio accounting and administration fees	5,321
Professional fees	2,382
Trustees’ fees*	1,576
Custodian fees	853
Line of credit fees	56
Miscellaneous	2,221
Total expenses	67,111
Net investment income	54,116

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(809,345)
Net realized loss	(809,345)
Net change in unrealized appreciation (depreciation) on:
Investments	(606,010)
Net change in unrealized appreciation (depreciation)	(606,010)
Net realized and unrealized loss	(1,415,355)
Net decrease in net assets resulting from operations	$(1,361,239)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$54,116	$91,618
Net realized gain (loss) on investments	(809,345)	619,426
Net change in unrealized appreciation (depreciation) on investments	(606,010)	(457,288)
Net increase (decrease) in net assets resulting from operations	(1,361,239)	253,756

Distributions to shareholders:
A-Class	(16,248)	(5,211)
C-Class	(5,699)	(2,182)
H-Class	(69,671)	(23,428)
Total distributions to shareholders	(91,618)	(30,821)

Capital share transactions:
Proceeds from sale of shares
A-Class	727,350	1,255,390
C-Class	116,553	1,993,174
H-Class	21,964,959	105,144,231
Distributions reinvested
A-Class	16,248	5,210
C-Class	5,586	2,159
H-Class	69,314	23,098
Cost of shares redeemed
A-Class	(1,065,206)	(1,474,054)
C-Class	(269,249)	(1,890,888)
H-Class	(55,408,046)	(79,477,226)
Net increase (decrease) from capital share transactions	(33,842,491)	25,581,094
Net increase (decrease) in net assets	(35,295,348)	25,804,029

Net assets:
Beginning of year	37,954,129	12,150,100
End of year	$2,658,781	$37,954,129

Capital share activity:
Shares sold
A-Class	18,498	26,940
C-Class	3,396	51,462
H-Class	523,937	2,235,816
Shares issued from reinvestment of distributions
A-Class	468	109
C-Class	193	53
H-Class	1,999	483
Shares redeemed
A-Class	(25,859)	(31,856)
C-Class	(7,546)	(49,079)
H-Class	(1,242,549)	(1,728,710)
Net increase (decrease) in shares	(727,463)	505,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$47.38	$40.87	$30.70	$41.24	$35.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.21	.32	.56	.46
Net gain (loss) on investments (realized and unrealized)	(11.59)	6.48	13.33	(10.37)	5.12 [c]
Total from investment operations	(10.94)	6.69	13.65	(9.81)	5.58
Less distributions from:
Net investment income	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$35.12	$47.38	$40.87	$30.70	$41.24

Total Return[b]	(23.05%)	16.36%	45.79%	(24.28%)	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$491	$988	$1,049	$781	$658
Ratios to average net assets:
Net investment income (loss)	1.65%	0.46%	0.87%	1.33%	1.18%
Total expenses	1.65%	1.61%	1.70%	1.72%	1.72%
Portfolio turnover rate	308%	380%	499%	539%	877%

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$39.90	$34.44	$26.48	$35.94	$31.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	(.09)	(.03)	.26	.31
Net gain (loss) on investments (realized and unrealized)	(9.76)	5.73	11.47	(8.99)	4.32 [c]
Total from investment operations	(9.45)	5.64	11.44	(8.73)	4.63
Less distributions from:
Net investment income	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$29.13	$39.90	$34.44	$26.48	$35.94

Total Return[b]	(23.65%)	16.37%	44.71%	(24.86%)	14.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120	$322	$194	$430	$702
Ratios to average net assets:
Net investment income (loss)	0.94%	(0.22%)	(0.09%)	0.71%	0.94%
Total expenses	2.40%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	308%	380%	499%	539%	877%

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$47.28	$40.78	$30.63	$41.14	$35.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.22	.23	.55	.65
Net gain (loss) on investments (realized and unrealized)	(11.45)	6.46	13.40	(10.33)	4.93 [c]
Total from investment operations	(10.91)	6.68	13.63	(9.78)	5.58
Less distributions from:
Net investment income	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$35.05	$47.28	$40.78	$30.63	$41.14

Total Return	(23.04%)	16.37%	45.83%	(24.27%)	15.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,048	$36,643	$10,907	$2,284	$18,436
Ratios to average net assets:
Net investment income (loss)	1.33%	0.49%	0.60%	1.30%	1.69%
Total expenses	1.65%	1.62%	1.66%	1.72%	1.71%
Portfolio turnover rate	308%	380%	499%	539%	877%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the Reporting Period, Retailing Fund Investor Class returned -9.33%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned -19.62%.

The industries that contributed the most: specialty retail, apparel retail, distributors. The industries that detracted the most: internet & direct marketing retail, department stores, and general merchandise stores.

The individual holdings that contributed the most: PDD Holdings, Inc. ADR, TJX Companies, Inc., and O’Reilly Automotive, Inc. Those that detracted the most: Amazon.com, Inc., Expedia Group, Inc., and DoorDash, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings	(% of Total Net Assets)
Amazon.com, Inc.	8.9%
Walmart, Inc.	5.6%
Home Depot, Inc.	4.8%
Costco Wholesale Corp.	4.3%
Lowe’s Companies, Inc.	4.1%
TJX Companies, Inc.	3.5%
Alibaba Group Holding Ltd. ADR	3.3%
Target Corp.	3.3%
O’Reilly Automotive, Inc.	2.8%
Dollar General Corp.	2.6%
Top Ten Total	43.2%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(9.33%)	8.88%	8.94%
A-Class Shares	(9.58%)	8.62%	8.70%
A-Class Shares with sales charge‡	(13.88%)	7.56%	8.17%
C-Class Shares	(10.26%)	7.79%	7.86%
C-Class Shares with CDSC§	(11.16%)	7.79%	7.86%
H-Class Shares**	(9.58%)	8.60%	8.63%
S&P 500 Consumer Discretionary Index	(19.62%)	8.70%	12.14%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class and A-Class shares only; performance for C-Class and H-Class will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	March 31, 2023
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Retail - 69.5%
Walmart, Inc.	3,454	$509,292
Home Depot, Inc.	1,471	434,122
Costco Wholesale Corp.	777	386,068
Lowe’s Companies, Inc.	1,874	374,744
TJX Companies, Inc.	4,108	321,903
Target Corp.	1,798	297,803
O’Reilly Automotive, Inc.*	297	252,147
Dollar General Corp.	1,112	234,032
Ross Stores, Inc.	1,952	207,166
Dollar Tree, Inc.*	1,319	189,342
Ulta Beauty, Inc.*	341	186,073
AutoZone, Inc.*	72	176,987
Tractor Supply Co.	742	174,400
Walgreens Boots Alliance, Inc.	4,966	171,724
Genuine Parts Co.	985	164,800
Best Buy Company, Inc.	1,712	133,998
Burlington Stores, Inc.*	595	120,250
Five Below, Inc.*	567	116,785
CarMax, Inc.*	1,766	113,519
Floor & Decor Holdings, Inc. — Class A*	1,128	110,792
BJ’s Wholesale Club Holdings, Inc.*	1,431	108,856
Dick’s Sporting Goods, Inc.	722	102,445
Bath & Body Works, Inc.	2,700	98,766
Williams-Sonoma, Inc.	799	97,206
GameStop Corp. — Class A*,1	4,218	97,098
Advance Auto Parts, Inc.	749	91,086
AutoNation, Inc.*	582	78,198
Murphy USA, Inc.	303	78,189
Academy Sports & Outdoors, Inc.	1,177	76,799
Macy’s, Inc.	4,045	70,747
Lithia Motors, Inc. — Class A	305	69,824
Ollie’s Bargain Outlet Holdings, Inc.*	1,174	68,022
RH*	277	67,463
Signet Jewelers Ltd.	812	63,157
Foot Locker, Inc.	1,567	62,194
Victoria’s Secret & Co.*	1,729	59,045
Gap, Inc.	5,500	55,220
American Eagle Outfitters, Inc.	3,919	52,671
Boot Barn Holdings, Inc.*	674	51,655
Leslie’s, Inc.*	4,173	45,945
National Vision Holdings, Inc.*	2,213	41,693
Nordstrom, Inc.[1]	2,539	41,310
Kohl’s Corp.	1,715	40,371
Carvana Co.*,1	770	7,538
Total Retail		6,301,445

Internet - 26.8%
Amazon.com, Inc.*	7,805	806,178
Alibaba Group Holding Ltd. ADR*	2,951	301,533
JD.com, Inc. ADR	4,466	196,013
eBay, Inc.	3,851	170,869
MercadoLibre, Inc.*	128	168,712
PDD Holdings, Inc. ADR*	2,079	157,796
Coupang, Inc.*	9,834	157,344
Farfetch Ltd. — Class A*	26,732	131,254
Etsy, Inc.*	1,172	130,479
Chewy, Inc. — Class A*	3,149	117,710
Wayfair, Inc. — Class A*	1,817	62,396
Overstock.com, Inc.*	1,696	34,378
Total Internet		2,434,662

Distribution & Wholesale - 2.8%
LKQ Corp.	2,359	133,897
Pool Corp.	344	117,799
Total Distribution & Wholesale		251,696

Apparel - 0.5%
Urban Outfitters, Inc.*	1,609	44,602

Total Common Stocks
(Cost $6,494,659)		9,032,405

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$25,413	25,413
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	10,040	10,040
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	10,040	10,040
Total Repurchase Agreements
(Cost $45,493)		45,493

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	108,550	108,550
Total Securities Lending Collateral
(Cost $108,550)		108,550

Total Investments - 101.3%
(Cost $6,648,702)		$9,186,448
Other Assets & Liabilities, net - (1.3)%		(117,528)
Total Net Assets - 100.0%		$9,068,920

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,032,405	$—	$—	$9,032,405
Repurchase Agreements	—	45,493	—	45,493
Securities Lending Collateral	108,550	—	—	108,550
Total Assets	$9,140,955	$45,493	$—	$9,186,448

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $109,439 of securities loaned (cost $6,603,209)	$9,140,955
Repurchase agreements, at value (cost $45,493)	45,493
Receivables:
Dividends	5,461
Fund shares sold	3,898
Securities lending income	395
Interest	6
Total assets	9,196,208

Liabilities:
Payable for:
Return of securities lending collateral	108,550
Management fees	6,990
Transfer agent fees	2,548
Portfolio accounting and administration fees	1,254
Distribution and service fees	444
Fund shares redeemed	254
Trustees’ fees*	145
Miscellaneous	7,103
Total liabilities	127,288
Net assets	$9,068,920

Net assets consist of:
Paid in capital	$9,322,071
Total distributable earnings (loss)	(253,151)
Net assets	$9,068,920

Investor Class:
Net assets	$7,334,355
Capital shares outstanding	173,035
Net asset value per share	$42.39

A-Class:
Net assets	$984,583
Capital shares outstanding	24,949
Net asset value per share	$39.46
Maximum offering price per share (Net asset value divided by 95.25%)	$41.43

C-Class:
Net assets	$147,111
Capital shares outstanding	4,416
Net asset value per share	$33.31

H-Class:
Net assets	$602,871
Capital shares outstanding	15,701
Net asset value per share	$38.40

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $229)	$113,952
Interest	1,438
Income from securities lending, net	8,409
Total investment income	123,799

Expenses:
Management fees	87,831
Distribution and service fees:
A-Class	2,576
C-Class	1,497
H-Class	1,649
Transfer agent fees	23,184
Portfolio accounting and administration fees	14,352
Professional fees	5,102
Trustees’ fees*	2,182
Custodian fees	1,721
Line of credit fees	122
Miscellaneous	9,656
Total expenses	149,872
Net investment loss	(26,073)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(803,782)
Net realized loss	(803,782)
Net change in unrealized appreciation (depreciation) on:
Investments	(960,613)
Net change in unrealized appreciation (depreciation)	(960,613)
Net realized and unrealized loss	(1,764,395)
Net decrease in net assets resulting from operations	$(1,790,468)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(26,073)	$(132,699)
Net realized gain (loss) on investments	(803,782)	2,524,827
Net change in unrealized appreciation (depreciation) on investments	(960,613)	(5,159,945)
Net decrease in net assets resulting from operations	(1,790,468)	(2,767,817)

Distributions to shareholders:
Investor Class	—	(1,612,470)
A-Class	—	(213,357)
C-Class	—	(22,834)
H-Class	—	(473,408)
Total distributions to shareholders	—	(2,322,069)

Capital share transactions:
Proceeds from sale of shares
Investor Class	35,012,254	45,076,650
A-Class	491,568	525,857
C-Class	43,721	618,446
H-Class	905,776	9,728,366
Distributions reinvested
Investor Class	—	1,563,324
A-Class	—	210,780
C-Class	—	22,735
H-Class	—	469,256
Cost of shares redeemed
Investor Class	(34,168,872)	(59,860,085)
A-Class	(1,197,684)	(486,502)
C-Class	(73,673)	(689,188)
H-Class	(938,009)	(9,380,698)
Net increase (decrease) from capital share transactions	75,081	(12,201,059)
Net decrease in net assets	(1,715,387)	(17,290,945)

Net assets:
Beginning of year	10,784,307	28,075,252
End of year	$9,068,920	$10,784,307

Capital share activity:
Shares sold
Investor Class	829,827	771,559
A-Class	12,925	9,898
C-Class	1,362	13,293
H-Class	24,999	180,659
Shares issued from reinvestment of distributions
Investor Class	—	28,934
A-Class	—	4,176
C-Class	—	528
H-Class	—	9,553
Shares redeemed
Investor Class	(827,870)	(1,066,923)
A-Class	(31,900)	(9,829)
C-Class	(2,232)	(14,834)
H-Class	(25,143)	(186,979)
Net decrease in shares	(18,032)	(259,965)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$46.75	$57.11	$28.62	$33.46	$30.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.30)	(.25)	(.06)	(.02)
Net gain (loss) on investments (realized and unrealized)	(4.28)	(5.31)	28.74	(4.78)	3.35
Total from investment operations	(4.36)	(5.61)	28.49	(4.84)	3.33
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	(4.75)	—	—	(.01)
Total distributions	—	(4.75)	—	—	(.04)
Net asset value, end of period	$42.39	$46.75	$57.11	$28.62	$33.46

Total Return	(9.33%)	(10.94%)	99.55%	(14.47%)	11.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,334	$7,998	$24,987	$3,316	$22,748
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.53%)	(0.52%)	(0.17%)	(0.07%)
Total expenses	1.40%	1.36%	1.43%	1.47%	1.45%
Portfolio turnover rate	371%	214%	270%	228%	314%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.64	$53.75	$27.00	$31.64	$28.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.42)	(.38)	(.13)	(.05)
Net gain (loss) on investments (realized and unrealized)	(4.01)	(4.94)	27.13	(4.51)	3.13
Total from investment operations	(4.18)	(5.36)	26.75	(4.64)	3.08
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	(4.75)	—	—	(.01)
Total distributions	—	(4.75)	—	—	(.04)
Net asset value, end of period	$39.46	$43.64	$53.75	$27.00	$31.64

Total Return[b]	(9.58%)	(11.17%)	99.07%	(14.66%)	10.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$985	$1,917	$2,133	$456	$5,806
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.79%)	(0.83%)	(0.42%)	(0.16%)
Total expenses	1.65%	1.61%	1.67%	1.72%	1.72%
Portfolio turnover rate	371%	214%	270%	228%	314%

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.12	$46.74	$23.67	$27.95	$25.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.70)	(.62)	(.33)	(.31)
Net gain (loss) on investments (realized and unrealized)	(3.42)	(4.17)	23.69	(3.95)	2.84
Total from investment operations	(3.81)	(4.87)	23.07	(4.28)	2.53
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	(4.75)	—	—	(.01)
Total distributions	—	(4.75)	—	—	(.04)
Net asset value, end of period	$33.31	$37.12	$46.74	$23.67	$27.95

Total Return[b]	(10.26%)	(11.84%)	97.47%	(15.31%)	9.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147	$196	$294	$230	$468
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.54%)	(1.65%)	(1.16%)	(1.15%)
Total expenses	2.40%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	371%	214%	270%	228%	314%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$42.47	$52.44	$26.35	$30.87	$27.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.38)	(.39)	(.20)	(.11)
Net gain (loss) on investments (realized and unrealized)	(3.89)	(4.84)	26.48	(4.32)	3.11
Total from investment operations	(4.07)	(5.22)	26.09	(4.52)	3.00
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	(4.75)	—	—	(.01)
Total distributions	—	(4.75)	—	—	(.04)
Net asset value, end of period	$38.40	$42.47	$52.44	$26.35	$30.87

Total Return	(9.58%)	(11.18%)	99.01%	(14.64%)	10.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603	$673	$661	$345	$6,265
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.73%)	(0.91%)	(0.64%)	(0.37%)
Total expenses	1.65%	1.60%	1.69%	1.72%	1.70%
Portfolio turnover rate	371%	214%	270%	228%	314%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the Reporting Period, Technology Fund Investor Class returned -11.94%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Information Technology Index returned -4.55%.

The industries that contributed the most: semiconductors, semiconductor materials, and electronic components. The industries that detracted the most: application software, interactive media & services, and data processing and outsourced services.

The individual holdings that contributed the most: NVIDIA Corp., First Solar, Inc., and Oracle Corp. Those that detracted the most: Alphabet, Inc. - Class A, Snap, Inc. - Class A, and Fidelity National Information Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	6.4%
Microsoft Corp.	5.7%
Alphabet, Inc. — Class A	4.5%
NVIDIA Corp.	3.4%
Meta Platforms, Inc. — Class A	2.9%
Broadcom, Inc.	2.0%
Salesforce, Inc.	1.8%
Cisco Systems, Inc.	1.7%
Adobe, Inc.	1.7%
Texas Instruments, Inc.	1.6%
Top Ten Total	31.7%

“Ten Largest Holdings” excludes any temporary cash investments.

124 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(11.94%)	12.60%	14.82%
A-Class Shares	(12.16%)	12.32%	14.52%
A-Class Shares with sales charge‡	(16.33%)	11.23%	13.97%
C-Class Shares	(12.82%)	11.48%	13.68%
C-Class Shares with CDSC§	(13.64%)	11.48%	13.68%
H-Class Shares**	(12.17%)	12.32%	14.47%
S&P 500 Information Technology Index	(4.55%)	19.64%	20.14%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	March 31, 2023
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Software - 31.0%
Microsoft Corp.	6,744	$1,944,295
Salesforce, Inc.*	3,001	599,540
Adobe, Inc.*	1,486	572,660
Oracle Corp.	5,581	518,587
Intuit, Inc.	1,054	469,905
ServiceNow, Inc.*	889	413,136
Atlassian Corp. — Class A*	2,094	358,430
Activision Blizzard, Inc.	3,960	338,936
Synopsys, Inc.*	831	320,974
Workday, Inc. — Class A*	1,515	312,908
Cadence Design Systems, Inc.*	1,489	312,824
NetEase, Inc. ADR	3,267	288,933
Roper Technologies, Inc.	652	287,330
Snowflake, Inc. — Class A*	1,847	284,974
Autodesk, Inc.*	1,365	284,138
Electronic Arts, Inc.	2,036	245,236
ANSYS, Inc.*	690	229,632
Datadog, Inc. — Class A*	2,662	193,421
Cloudflare, Inc. — Class A*	3,094	190,776
Take-Two Interactive Software, Inc.*	1,582	188,733
Zoom Video Communications, Inc. — Class A*	2,547	188,070
Splunk, Inc.*	1,781	170,762
ROBLOX Corp. — Class A*	3,794	170,654
MongoDB, Inc.*	722	168,313
Palantir Technologies, Inc. — Class A*	19,890	168,071
HubSpot, Inc.*	379	162,496
PTC, Inc.*	1,263	161,955
Akamai Technologies, Inc.*	1,914	149,866
Twilio, Inc. — Class A*	2,247	149,718
DocuSign, Inc.*	2,420	141,086
ZoomInfo Technologies, Inc. — Class A*	5,114	126,367
Unity Software, Inc.*	3,851	124,926
BILL Holdings, Inc.*	1,524	123,657
Five9, Inc.*	1,400	101,206
Asana, Inc. — Class A*	3,894	82,280
Total Software		10,544,795

Semiconductors - 27.4%
NVIDIA Corp.	4,206	1,168,301
Broadcom, Inc.	1,051	674,259
Texas Instruments, Inc.	2,975	553,380
Advanced Micro Devices, Inc.*	5,373	526,608
QUALCOMM, Inc.	4,027	513,765
Intel Corp.	15,361	501,844
Analog Devices, Inc.	2,161	426,192
Applied Materials, Inc.	3,416	419,587
ASML Holding N.V. — Class G	567	385,963
NXP Semiconductor N.V.	2,027	377,985
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,056	377,289
Lam Research Corp.	665	352,530
Micron Technology, Inc.	5,718	345,024
KLA Corp.	780	311,353
STMicroelectronics N.V. — Class Y	5,759	308,049
Microchip Technology, Inc.	3,347	280,412
Marvell Technology, Inc.	6,003	259,930
ON Semiconductor Corp.*	3,020	248,606
Skyworks Solutions, Inc.	1,534	180,981
Teradyne, Inc.	1,585	170,403
Monolithic Power Systems, Inc.	319	159,672
Lattice Semiconductor Corp.*	1,569	149,839
Entegris, Inc.	1,736	142,369
Qorvo, Inc.*	1,330	135,088
Wolfspeed, Inc.*	1,847	119,963
GLOBALFOUNDRIES, Inc.*,1	1,393	100,547
MKS Instruments, Inc.	921	81,619
Silicon Laboratories, Inc.*	402	70,386
Total Semiconductors		9,341,944

Computers - 16.0%
Apple, Inc.	13,146	2,167,775
International Business Machines Corp.	3,548	465,107
Accenture plc — Class A	1,256	358,977
Fortinet, Inc.*	4,321	287,174
Check Point Software Technologies Ltd.*	2,195	285,350
Infosys Ltd. ADR	16,336	284,900
Crowdstrike Holdings, Inc. — Class A*	1,736	238,283
Cognizant Technology Solutions Corp. — Class A	3,858	235,068
HP, Inc.	7,313	214,637
Hewlett Packard Enterprise Co.	12,436	198,105
NetApp, Inc.	2,436	155,539
Seagate Technology Holdings plc	2,311	152,803
Western Digital Corp.*	3,928	147,968
Zscaler, Inc.*	1,176	137,392
Pure Storage, Inc. — Class A*	4,456	113,673
Total Computers		5,442,751

Internet - 15.1%
Alphabet, Inc. — Class A*	14,709	1,525,765
Meta Platforms, Inc. — Class A*	4,727	1,001,840
Shopify, Inc. — Class A*	7,418	355,619
Baidu, Inc. ADR*	2,243	338,513
Palo Alto Networks, Inc.*	1,640	327,574
Sea Ltd. ADR*	3,698	320,062
CDW Corp.	1,099	214,184
VeriSign, Inc.*	902	190,620
Pinterest, Inc. — Class A*	6,651	181,373
Okta, Inc.*	1,777	153,248
Snap, Inc. — Class A*	13,270	148,757
Match Group, Inc.*	3,638	139,663
Gen Digital, Inc.	7,763	133,213
F5, Inc.*	818	119,174
Total Internet		5,149,605

Telecommunications - 4.1%
Cisco Systems, Inc.	11,350	593,321
Motorola Solutions, Inc.	1,038	297,003
Arista Networks, Inc.*	1,573	264,044

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
TECHNOLOGY FUND

	Shares	Value
Corning, Inc.	6,297	$222,158
Total Telecommunications		1,376,526

Electronics - 3.2%
Amphenol Corp. — Class A	3,628	296,480
TE Connectivity Ltd.	2,084	273,316
Keysight Technologies, Inc.*	1,412	228,010
Trimble, Inc.*	2,950	154,639
Flex Ltd.*	5,990	137,830
Total Electronics		1,090,275

Energy-Alternate Sources - 2.1%
SolarEdge Technologies, Inc.*	962	292,400
Enphase Energy, Inc.*	1,074	225,841
First Solar, Inc.*	918	199,665
Total Energy-Alternate Sources		717,906

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	367	116,706

Commercial Services - 0.3%
Paylocity Holding Corp.*	552	109,726

Total Common Stocks
(Cost $18,396,045)		33,890,234

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$77,408	77,408
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	30,583	30,583
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	30,583	30,583
Total Repurchase Agreements
(Cost $138,574)		138,574

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	75,168	75,168
Total Securities Lending Collateral
(Cost $75,168)		75,168

Total Investments - 100.2%
(Cost$18,609,787)		$34,103,976
Other Assets & Liabilities, net - (0.2)%		(56,348)
Total Net Assets - 100.0%		$34,047,628

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,890,234	$—	$—	$33,890,234
Repurchase Agreements	—	138,574	—	138,574
Securities Lending Collateral	75,168	—	—	75,168
Total Assets	$33,965,402	$138,574	$—	$34,103,976

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $75,356 of securities loaned (cost $18,471,213)	$33,965,402
Repurchase agreements, at value (cost $138,574)	138,574
Receivables:
Fund shares sold	72,006
Dividends	10,017
Foreign tax reclaims	1,107
Securities lending income	435
Interest	18
Total assets	34,187,559

Liabilities:
Payable for:
Return of securities lending collateral	75,168
Management fees	22,593
Transfer agent fees	8,236
Portfolio accounting and administration fees	4,053
Distribution and service fees	3,788
Fund shares redeemed	3,090
Trustees’ fees*	457
Miscellaneous	22,546
Total liabilities	139,931
Net assets	$34,047,628

Net assets consist of:
Paid in capital	$19,539,296
Total distributable earnings (loss)	14,508,332
Net assets	$34,047,628

Investor Class:
Net assets	$23,656,404
Capital shares outstanding	167,306
Net asset value per share	$141.40

A-Class:
Net assets	$6,537,631
Capital shares outstanding	50,945
Net asset value per share	$128.33
Maximum offering price per share (Net asset value divided by 95.25%)	$134.73

C-Class:
Net assets	$2,856,149
Capital shares outstanding	26,303
Net asset value per share	$108.59

H-Class:
Net assets	$997,444
Capital shares outstanding	7,981
Net asset value per share	$124.98

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $925)	$297,084
Interest	5,029
Income from securities lending, net	8,293
Total investment income	310,406

Expenses:
Management fees	296,380
Distribution and service fees:
A-Class	16,015
C-Class	29,943
H-Class	2,664
Transfer agent fees	79,025
Portfolio accounting and administration fees	47,995
Professional fees	16,693
Trustees’ fees*	7,678
Custodian fees	5,421
Line of credit fees	188
Miscellaneous	32,710
Total expenses	534,712
Net investment loss	(224,306)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,648,828
Net realized gain	2,648,828
Net change in unrealized appreciation (depreciation) on:
Investments	(9,724,943)
Net change in unrealized appreciation (depreciation)	(9,724,943)
Net realized and unrealized loss	(7,076,115)
Net decrease in net assets resulting from operations	$(7,300,421)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(224,306)	$(663,497)
Net realized gain on investments	2,648,828	5,398,768
Net change in unrealized appreciation (depreciation) on investments	(9,724,943)	(5,462,357)
Net decrease in net assets resulting from operations	(7,300,421)	(727,086)

Distributions to shareholders:
Investor Class	(915,758)	(5,271,090)
A-Class	(308,843)	(749,357)
C-Class	(159,211)	(484,634)
H-Class	(51,262)	(335,654)
Total distributions to shareholders	(1,435,074)	(6,840,735)

Capital share transactions:
Proceeds from sale of shares
Investor Class	37,968,887	128,824,175
A-Class	1,537,399	4,914,961
C-Class	415,397	1,805,589
H-Class	1,388,075	18,247,940
Distributions reinvested
Investor Class	873,134	5,171,883
A-Class	307,295	744,507
C-Class	158,242	478,382
H-Class	50,898	329,788
Cost of shares redeemed
Investor Class	(41,421,053)	(130,640,622)
A-Class	(2,195,787)	(6,078,463)
C-Class	(1,143,360)	(3,986,263)
H-Class	(1,407,924)	(18,691,520)
Net increase (decrease) from capital share transactions	(3,468,797)	1,120,357
Net decrease in net assets	(12,204,292)	(6,447,464)

Net assets:
Beginning of year	46,251,920	52,699,384
End of year	$34,047,628	$46,251,920

Capital share activity:
Shares sold
Investor Class	274,043	662,261
A-Class	12,444	27,216
C-Class	3,929	11,711
H-Class	10,716	107,303
Shares issued from reinvestment of distributions
Investor Class	7,358	26,718
A-Class	2,851	4,203
C-Class	1,731	3,131
H-Class	485	1,909
Shares redeemed
Investor Class	(305,989)	(697,221)
A-Class	(18,151)	(33,687)
C-Class	(10,922)	(26,488)
H-Class	(12,220)	(111,036)
Net decrease in shares	(33,725)	(23,980)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$168.83	$177.69	$100.21	$101.77	$94.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	(1.32)	(.96)	(.22)	(.31)
Net gain (loss) on investments (realized and unrealized)	(20.64)	6.56	81.24	(.80)	11.99
Total from investment operations	(21.32)	5.24	80.28	(1.02)	11.68
Less distributions from:
Net realized gains	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$141.40	$168.83	$177.69	$100.21	$101.77

Total Return	(11.94%)	1.94%	80.31%	(1.06%)	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,656	$32,397	$35,562	$23,190	$60,972
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.68%)	(0.65%)	(0.20%)	(0.32%)
Total expenses	1.39%	1.36%	1.44%	1.47%	1.46%
Portfolio turnover rate	121%	175%	195%	165%	255%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$154.37	$163.90	$92.79	$94.51	$88.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.93)	(1.68)	(1.24)	(.41)	(.49)
Net gain (loss) on investments (realized and unrealized)	(19.00)	6.25	75.15	(.77)	11.13
Total from investment operations	(19.93)	4.57	73.91	(1.18)	10.64
Less distributions from:
Net realized gains	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$128.33	$154.37	$163.90	$92.79	$94.51

Total Return[b]	(12.16%)	1.69%	79.86%	(1.31%)	12.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,538	$8,305	$9,190	$5,321	$6,007
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.96%)	(0.90%)	(0.40%)	(0.54%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	121%	175%	195%	165%	255%

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$132.87	$143.81	$82.23	$84.44	$80.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.59)	(2.60)	(2.01)	(1.06)	(1.10)
Net gain (loss) on investments (realized and unrealized)	(16.58)	5.76	66.39	(.61)	10.01
Total from investment operations	(18.17)	3.16	64.38	(1.67)	8.91
Less distributions from:
Net realized gains	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$108.59	$132.87	$143.81	$82.23	$84.44

Total Return[b]	(12.82%)	0.92%	78.52%	(2.05%)	11.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,856	$4,194	$6,214	$3,796	$5,586
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.70%)	(1.65%)	(1.17%)	(1.33%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	121%	175%	195%	165%	255%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$150.57	$160.17	$90.72	$92.40	$86.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.92)	(1.62)	(1.01)	(.47)	(.64)
Net gain (loss) on investments (realized and unrealized)	(18.56)	6.12	73.26	(.67)	11.03
Total from investment operations	(19.48)	4.50	72.25	(1.14)	10.39
Less distributions from:
Net realized gains	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$124.98	$150.57	$160.17	$90.72	$92.40

Total Return	(12.17%)	1.68%	79.85%	(1.30%)	12.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$997	$1,355	$1,734	$3,435	$12,846
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.93%)	(0.83%)	(0.47%)	(0.71%)
Total expenses	1.64%	1.60%	1.74%	1.72%	1.70%
Portfolio turnover rate	121%	175%	195%	165%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the Reporting Period, Telecommunications Fund Investor Class returned -14.87%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned -17.76%.

The industries that contributed the most: application software and wireless telecommunication services. The industries that detracted the most: cable & satellite, alternative carriers, and movies & entertainment.

The individual holdings that contributed the most: AT&T, Inc., Arista Networks, Inc., and T-Mobile US, Inc. Those that detracted the most: DISH Network Corp. - Class A, Lumen Technologies, Inc., and Charter Communications, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Cisco Systems, Inc.	10.0%
Comcast Corp. — Class A	9.1%
Verizon Communications, Inc.	8.9%
AT&T, Inc.	8.4%
T-Mobile US, Inc.	6.6%
Motorola Solutions, Inc.	4.1%
Arista Networks, Inc.	3.9%
Charter Communications, Inc. — Class A	3.9%
Juniper Networks, Inc.	2.4%
Liberty Broadband Corp. — Class C	2.4%
Top Ten Total	59.7%

“Ten Largest Holdings” excludes any temporary cash investments.

132 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(14.87%)	0.33%	3.14%
A-Class Shares	(15.12%)	0.07%	2.86%
A-Class Shares with sales charge‡	(19.16%)	(0.90%)	2.36%
C-Class Shares	(15.76%)	(0.68%)	2.13%
C-Class Shares with CDSC§	(16.59%)	(0.68%)	2.13%
H-Class Shares**	(15.14%)	0.11%	2.82%
S&P 500 Telecommunication Services Index	(17.76%)	6.43%	5.27%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS	March 31, 2023
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.3%

TELECOMMUNICATIONS- 71.5%
Cisco Systems, Inc.	16,375	$856,003
Verizon Communications, Inc.	19,678	765,277
AT&T, Inc.	37,378	719,526
T-Mobile US, Inc.*	3,889	563,283
Motorola Solutions, Inc.	1,220	349,079
Arista Networks, Inc.*	2,012	337,734
Juniper Networks, Inc.	6,036	207,759
Ciena Corp.*	3,217	168,957
Iridium Communications, Inc.	2,585	160,089
Telefonaktiebolaget LM Ericsson ADR[1]	24,976	146,110
Frontier Communications Parent, Inc.*	6,140	139,808
Vodafone Group plc ADR	12,630	139,435
BCE, Inc.	2,998	134,280
Nokia Oyj ADR	26,080	128,053
America Movil SAB de CV ADR*	5,989	126,068
Nice Ltd. ADR*	543	124,287
TELUS Corp.	6,241	123,946
Extreme Networks, Inc.*	5,035	96,269
Viavi Solutions, Inc.*	8,755	94,817
Calix, Inc.*	1,692	90,674
Viasat, Inc.*	2,533	85,717
Harmonic, Inc.*	5,562	81,150
InterDigital, Inc.	1,093	79,680
Infinera Corp.*	9,405	72,983
CommScope Holding Company, Inc.*	10,673	67,987
ADTRAN Holdings, Inc.	4,014	63,662
Telephone & Data Systems, Inc.	5,935	62,377
Gogo, Inc.*	3,873	56,159
Lumen Technologies, Inc.	19,115	50,655
Clearfield, Inc.*	528	24,594
Total Telecommunications		6,116,418

MEDIA- 19.3%
Comcast Corp. — Class A	20,516	777,762
Charter Communications, Inc. — Class A*	940	336,153
Liberty Broadband Corp. — Class C*	2,490	203,433
Liberty Global plc — Class C*	6,866	139,929
DISH Network Corp. — Class A*	13,044	121,701
Liberty Latin America Ltd. — Class C*	9,073	74,943
Total Media		1,653,921

INTERNET- 5.3%
Roku, Inc.*	2,729	179,623
F5, Inc.*	1,182	172,205
Cogent Communications Holdings, Inc.	1,575	100,359
Total Internet		452,187

COMPUTERS - 2.4%
Lumentum Holdings, Inc.*	2,171	117,255
NetScout Systems, Inc.*	2,972	85,148
Total Computers		202,403

REAL ESTATE- 0.8%
Radius Global Infrastructure, Inc. — Class A*	4,732	69,418

Total Common Stocks
(Cost $8,104,983)		8,494,347

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$11,660	11,660
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	4,606	4,606
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	4,607	4,607
Total Repurchase Agreements
(Cost $20,873)		20,873

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	145,470	145,470
Total Securities Lending Collateral
(Cost $145,470)		145,470

Total Investments - 101.2%
(Cost $8,271,326)		$8,660,690
Other Assets & Liabilities, net - (1.2)%		(105,647)
Total Net Assets - 100.0%		$8,555,043

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,494,347	$—	$—	$8,494,347
Repurchase Agreements	—	20,873	—	20,873
Securities Lending Collateral	145,470	—	—	145,470
Total Assets	$8,639,817	$20,873	$—	$8,660,690

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $141,833 of securities loaned (cost $8,250,453)	$8,639,817
Repurchase agreements, at value (cost $20,873)	20,873
Receivables:
Securities sold	2,498,838
Fund shares sold	117,562
Dividends	8,855
Foreign tax reclaims	639
Securities lending income	184
Interest	3
Total assets	11,286,771

Liabilities:
Payable for:
Fund shares redeemed	2,567,009
Return of securities lending collateral	145,470
Management fees	7,762
Transfer agent fees	2,277
Portfolio accounting and administration fees	1,393
Trustees’ fees*	158
Distribution and service fees	99
Miscellaneous	7,560
Total liabilities	2,731,728
Net assets	$8,555,043

Net assets consist of:
Paid in capital	$10,844,499
Total distributable earnings (loss)	(2,289,456)
Net assets	$8,555,043

Investor Class:
Net assets	$8,152,343
Capital shares outstanding	182,065
Net asset value per share	$44.78

A-Class:
Net assets	$258,432
Capital shares outstanding	6,404
Net asset value per share	$40.35
Maximum offering price per share (Net asset value divided by 95.25%)	$42.36

C-Class:
Net assets	$33,190
Capital shares outstanding	968
Net asset value per share	$34.29

H-Class:
Net assets	$111,078
Capital shares outstanding	2,831
Net asset value per share	$39.24

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,751)	$62,480
Interest	717
Income from securities lending, net	293
Total investment income	63,490

Expenses:
Management fees	31,352
Distribution and service fees:
A-Class	729
C-Class	837
H-Class	251
Transfer agent fees	7,743
Portfolio accounting and administration fees	5,302
Professional fees	4,036
Custodian fees	707
Trustees’ fees*	440
Line of credit fees	17
Miscellaneous	1,923
Total expenses	53,337
Net investment income	10,153

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(199,183)
Net realized loss	(199,183)
Net change in unrealized appreciation (depreciation) on:
Investments	27,014
Net change in unrealized appreciation (depreciation)	27,014
Net realized and unrealized loss	(172,169)
Net decrease in net assets resulting from operations	$(162,016)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,153	$33,919
Net realized loss on investments	(199,183)	(261,486)
Net change in unrealized appreciation (depreciation) on investments	27,014	(123,214)
Net decrease in net assets resulting from operations	(162,016)	(350,781)

Distributions to shareholders:
Investor Class	(24,300)	(18,236)
A-Class	(3,183)	(2,203)
C-Class	(507)	(508)
H-Class	(1,266)	(777)
Total distributions to shareholders	(29,256)	(21,724)

Capital share transactions:
Proceeds from sale of shares
Investor Class	21,655,460	18,735,820
A-Class	873,075	252,897
C-Class	148,695	817,878
H-Class	83,296	546,575
Distributions reinvested
Investor Class	24,198	18,195
A-Class	3,171	2,164
C-Class	507	502
H-Class	1,266	777
Cost of shares redeemed
Investor Class	(14,437,253)	(19,179,624)
A-Class	(928,506)	(324,472)
C-Class	(213,612)	(883,979)
H-Class	(73,875)	(677,054)
Net increase (decrease) from capital share transactions	7,136,422	(690,321)
Net increase (decrease) in net assets	6,945,150	(1,062,826)

Net assets:
Beginning of year	1,609,893	2,672,719
End of year	$8,555,043	$1,609,893

Capital share activity:
Shares sold
Investor Class	476,797	330,065
A-Class	21,062	4,983
C-Class	4,085	18,056
H-Class	2,034	11,043
Shares issued from reinvestment of distributions
Investor Class	579	329
A-Class	84	43
C-Class	16	12
H-Class	35	16
Shares redeemed
Investor Class	(313,995)	(343,349)
A-Class	(22,353)	(6,599)
C-Class	(6,066)	(19,404)
H-Class	(1,868)	(13,372)
Net increase (decrease) in shares	160,410	(18,177)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.37	$56.03	$43.19	$50.17	$47.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.58	.66	.69	.46
Net gain (loss) on investments (realized and unrealized)	(8.10)	(3.00)	13.33	(5.91)	2.17 [c]
Total from investment operations	(7.99)	(2.42)	13.99	(5.22)	2.63
Less distributions from:
Net investment income	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$44.78	$53.37	$56.03	$43.19	$50.17

Total Return	(14.87%)	(4.36%)	32.55%	(10.74%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,152	$997	$1,773	$2,984	$2,989
Ratios to average net assets:
Net investment income (loss)	0.26%	1.02%	1.33%	1.38%	0.94%
Total expenses	1.40%	1.36%	1.46%	1.48%	1.47%
Portfolio turnover rate	471%	551%	344%	561%	2,115%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.30	$50.87	$39.40	$46.03	$43.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.37	.41	.31	.43
Net gain (loss) on investments (realized and unrealized)	(7.57)	(2.70)	12.21	(5.18)	1.88 [c]
Total from investment operations	(7.35)	(2.33)	12.62	(4.87)	2.31
Less distributions from:
Net investment income	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$40.35	$48.30	$50.87	$39.40	$46.03

Total Return[b]	(15.12%)	(4.59%)	32.20%	(10.95%)	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$258	$368	$467	$446	$508
Ratios to average net assets:
Net investment income (loss)	0.54%	0.71%	0.90%	0.69%	0.96%
Total expenses	1.65%	1.61%	1.70%	1.73%	1.71%
Portfolio turnover rate	471%	551%	344%	561%	2,115%

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$41.46	$44.03	$34.47	$40.81	$39.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.01)	.01	.04	.06
Net gain (loss) on investments (realized and unrealized)	(6.49)	(2.32)	10.70	(4.62)	1.70 [c]
Total from investment operations	(6.57)	(2.33)	10.71	(4.58)	1.76
Less distributions from:
Net investment income	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$34.29	$41.46	$44.03	$34.47	$40.81

Total Return[b]	(15.76%)	(5.30%)	31.22%	(11.62%)	4.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33	$122	$188	$116	$251
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.02%)	0.03%	0.10%	0.15%
Total expenses	2.39%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	471%	551%	344%	561%	2,115%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$47.00	$49.50	$38.36	$44.88	$42.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.44	.28	.44	1.16
Net gain (loss) on investments (realized and unrealized)	(7.38)	(2.70)	12.01	(5.20)	1.18 [c]
Total from investment operations	(7.16)	(2.26)	12.29	(4.76)	2.34
Less distributions from:
Net investment income	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$39.24	$47.00	$49.50	$38.36	$44.88

Total Return	(15.14%)	(4.60%)	32.24%	(10.98%)	5.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111	$124	$245	$104	$334
Ratios to average net assets:
Net investment income (loss)	0.55%	0.86%	0.61%	0.99%	2.73%
Total expenses	1.65%	1.61%	1.68%	1.73%	1.74%
Portfolio turnover rate	471%	551%	344%	561%	2,115%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the Reporting Period, Transportation Fund Investor Class returned -18.40%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Industrials Index returned 0.17%.

The industries that contributed the most: automotive parts & equipment, air freight & logistics, and cargo ground transportation. The industries that detracted the most: automobile manufacturers, rail transportation, and passenger airlines.

The individual holdings that contributed the most: Old Dominion Freight Line, Inc., FedEx Corp., and BorgWarner, Inc. Those that detracted the most: Tesla, Inc., Lucid Group, Inc., and Lyft, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings	(% of Total Net Assets)
Tesla, Inc.	10.5%
United Parcel Service, Inc. — Class B	5.6%
Union Pacific Corp.	4.8%
CSX Corp.	3.3%
Uber Technologies, Inc.	3.2%
FedEx Corp.	3.2%
General Motors Co.	3.1%
Ford Motor Co.	3.1%
Norfolk Southern Corp.	3.0%
Old Dominion Freight Line, Inc.	2.5%
Top Ten Total	42.3%

“Ten Largest Holdings” excludes any temporary cash investments.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(18.40%)	5.78%	9.64%
A-Class Shares	(18.60%)	5.51%	9.37%
A-Class Shares with sales charge‡	(22.47%)	4.49%	8.84%
C-Class Shares	(19.21%)	4.72%	8.55%
C-Class Shares with CDSC§	(19.93%)	4.72%	8.55%
H-Class Shares**	(18.60%)	5.51%	9.30%
S&P 500 Industrials Index	0.17%	8.43%	11.19%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	March 31, 2023
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.5%

TRANSPORTATION- 40.7%
United Parcel Service, Inc. — Class B	4,001	$776,154
Union Pacific Corp.	3,249	653,894
CSX Corp.	15,390	460,777
FedEx Corp.	1,945	444,413
Norfolk Southern Corp.	1,925	408,100
Old Dominion Freight Line, Inc.	999	340,499
Expeditors International of Washington, Inc.	2,203	242,594
J.B. Hunt Transport Services, Inc.	1,274	223,536
CH Robinson Worldwide, Inc.	1,992	197,945
Canadian National Railway Co.	1,629	192,173
ZTO Express Cayman, Inc. ADR	6,656	190,761
Canadian Pacific Railway Ltd.	2,448	188,349
Star Bulk Carriers Corp.[1]	8,454	178,548
ZIM Integrated Shipping Services Ltd.[1]	7,510	177,086
Knight-Swift Transportation Holdings, Inc.	3,050	172,569
Landstar System, Inc.	826	148,069
Ryder System, Inc.	1,303	116,280
Saia, Inc.*	401	109,104
XPO, Inc.*	3,327	106,131
Werner Enterprises, Inc.	2,061	93,755
Forward Air Corp.	832	89,656
Hub Group, Inc. — Class A*	968	81,254
Total Transportation		5,591,647

AUTO MAUFACTURERS- 26.1%
Tesla, Inc.*	6,993	1,450,768
General Motors Co.	11,493	421,563
Ford Motor Co.	33,456	421,545
NIO, Inc. ADR*	25,319	266,103
Li Auto, Inc. ADR*,1	9,124	227,644
Rivian Automotive, Inc. — Class A*	13,286	205,667
Stellantis N.V.	10,846	197,289
Ferrari N.V.	697	188,845
Lucid Group, Inc.*,1	16,265	130,771
Fisker, Inc.*,1	12,838	78,825
Total Auto Manufacturers		3,589,020

AUTO PARTS & EQUIPMENT- 12.3%
BorgWarner, Inc.	4,070	199,878
Aptiv plc*	1,768	198,352
Magna International, Inc.	3,584	191,995
Autoliv, Inc.	2,054	191,761
Lear Corp.	1,193	166,411
Gentex Corp.	5,415	151,782
Visteon Corp.*	741	116,211
Adient plc*	2,805	114,893
Goodyear Tire & Rubber Co.*	9,584	105,616
QuantumScape Corp.*	11,261	92,115
Fox Factory Holding Corp.*	743	90,178
Luminar Technologies, Inc.*,1	10,894	70,702
Total Auto Parts & Equipment		1,689,894

AIRLINES - 10.3%
Delta Air Lines, Inc.*	7,987	278,906
Southwest Airlines Co.	8,062	262,337
United Airlines Holdings, Inc.*	5,010	221,693
Ryanair Holdings plc ADR*	2,042	192,540
American Airlines Group, Inc.*	12,414	183,107
Alaska Air Group, Inc.*	3,265	136,999
JetBlue Airways Corp.*	12,341	89,843
Allegiant Travel Co. — Class A*	540	49,669
Total Airlines		1,415,094

INTERNET - 5.3%
Uber Technologies, Inc.*	14,044	445,195
Grab Holdings Ltd. — Class A*	62,136	187,029
Lyft, Inc. — Class A*	10,661	98,828
Total Internet		731,052

COMMERCIAL SERVICES - 2.5%
GXO Logistics, Inc.*	2,897	146,183
Avis Budget Group, Inc.*	576	112,205
Hertz Global Holdings, Inc.*	5,274	85,913
Total Commercial Services		344,301

HOME BUILDERS - 1.4%
Thor Industries, Inc.	1,450	115,478
Winnebago Industries, Inc.	1,306	75,356
Total Home Builders		190,834

LEISURE TIME - 0.9%
Harley-Davidson, Inc.	3,440	130,617

Total Common Stocks
(Cost $9,216,241)		13,682,459

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$48,499	48,499
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	19,161	19,161
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	19,161	19,161
Total Repurchase Agreements
(Cost $86,821)		86,821

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 4.5%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	612,007	$612,007
Total Securities Lending Collateral
(Cost $612,007)		612,007

Total Investments - 104.6%
(Cost $9,915,069)		$14,381,287
Other Assets & Liabilities, net - (4.6)%		(626,435)
Total Net Assets - 100.0%		$13,754,852

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,682,459	$—	$—	$13,682,459
Repurchase Agreements	—	86,821	—	86,821
Securities Lending Collateral	612,007	—	—	612,007
Total Assets	$14,294,466	$86,821	$—	$14,381,287

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $599,904 of securities loaned (cost $9,828,248)	$14,294,466
Repurchase agreements, at value (cost $86,821)	86,821
Cash	605
Receivables:
Fund shares sold	14,670
Dividends	3,841
Securities lending income	2,808
Foreign tax reclaims	117
Interest	12
Total assets	14,403,340

Liabilities:
Payable for:
Return of securities lending collateral	612,007
Fund shares redeemed	9,801
Management fees	9,624
Transfer agent fees	3,520
Distribution and service fees	1,919
Portfolio accounting and administration fees	1,726
Trustees’ fees*	197
Miscellaneous	9,694
Total liabilities	648,488
Net assets	$13,754,852

Net assets consist of:
Paid in capital	$11,385,649
Total distributable earnings (loss)	2,369,203
Net assets	$13,754,852

Investor Class:
Net assets	$7,367,451
Capital shares outstanding	132,326
Net asset value per share	$55.68

A-Class:
Net assets	$4,935,180
Capital shares outstanding	101,301
Net asset value per share	$48.72
Maximum offering price per share (Net asset value divided by 95.25%)	$51.15

C-Class:
Net assets	$946,421
Capital shares outstanding	23,115
Net asset value per share	$40.94

H-Class:
Net assets	$505,800
Capital shares outstanding	10,829
Net asset value per share	$46.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $15,753)	$231,639
Interest	2,273
Income from securities lending, net	30,050
Total investment income	263,962

Expenses:
Management fees	131,346
Distribution and service fees:
A-Class	13,380
C-Class	11,895
H-Class	1,121
Transfer agent fees	35,146
Portfolio accounting and administration fees	21,309
Registration fees	12,141
Professional fees	8,318
Trustees’ fees*	3,702
Custodian fees	2,534
Line of credit fees	31
Miscellaneous	801
Total expenses	241,724
Net investment income	22,238

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(300,533)
Net realized loss	(300,533)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,527,618)
Net change in unrealized appreciation (depreciation)	(4,527,618)
Net realized and unrealized loss	(4,828,151)
Net decrease in net assets resulting from operations	$(4,805,913)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$22,238	$(9,037)
Net realized gain (loss) on investments	(300,533)	12,704,185
Net change in unrealized appreciation (depreciation) on investments	(4,527,618)	(13,331,695)
Net decrease in net assets resulting from operations	(4,805,913)	(636,547)

Distributions to shareholders:
Investor Class	(517,452)	(2,599,261)
A-Class	(443,398)	(941,795)
C-Class	(112,729)	(291,957)
H-Class	(39,319)	(113,602)
Total distributions to shareholders	(1,112,898)	(3,946,615)

Capital share transactions:
Proceeds from sale of shares
Investor Class	28,038,241	65,922,298
A-Class	1,227,683	4,644,701
C-Class	247,689	873,754
H-Class	405,790	3,301,957
Distributions reinvested
Investor Class	502,738	2,571,516
A-Class	436,099	925,836
C-Class	108,412	285,407
H-Class	38,188	111,276
Cost of shares redeemed
Investor Class	(28,399,593)	(120,031,069)
A-Class	(2,118,995)	(5,145,587)
C-Class	(727,210)	(994,687)
H-Class	(394,815)	(3,762,803)
Net decrease from capital share transactions	(635,773)	(51,297,401)
Net decrease in net assets	(6,554,584)	(55,880,563)

Net assets:
Beginning of year	20,309,436	76,189,999
End of year	$13,754,852	$20,309,436

Capital share activity:
Shares sold
Investor Class	424,628	775,527
A-Class	23,206	61,397
C-Class	5,048	13,034
H-Class	8,916	43,975
Shares issued from reinvestment of distributions
Investor Class	10,136	31,921
A-Class	10,041	12,932
C-Class	2,964	4,613
H-Class	917	1,615
Shares redeemed
Investor Class	(447,193)	(1,437,306)
A-Class	(39,330)	(69,348)
C-Class	(15,882)	(15,704)
H-Class	(8,403)	(52,096)
Net decrease in shares	(24,952)	(629,440)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$74.70	$84.28	$37.39	$50.08	$59.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.04	(.20)	.30	.09
Net gain (loss) on investments (realized and unrealized)	(14.50)	.07	47.09	(11.07)	(4.02)
Total from investment operations	(14.31)	.11	46.89	(10.77)	(3.93)
Less distributions from:
Net investment income	—	—	—	(.15)	—
Net realized gains	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$55.68	$74.70	$84.28	$37.39	$50.08

Total Return	(18.40%)	(0.71%)	125.41%	(22.59%)	(6.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,367	$10,814	$65,281	$3,283	$7,994
Ratios to average net assets:
Net investment income (loss)	0.32%	0.05%	(0.29%)	0.58%	0.16%
Total expenses	1.39%	1.35%	1.41%	1.48%	1.46%
Portfolio turnover rate	185%	162%	205%	483%	476%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$66.33	$76.03	$33.82	$45.58	$54.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.04)	(.34)	.17	(.01)
Net gain (loss) on investments (realized and unrealized)	(12.93)	.03	42.55	(10.01)	(3.75)
Total from investment operations	(12.90)	(.01)	42.21	(9.84)	(3.76)
Less distributions from:
Net investment income	—	—	—	(.15)	—
Net realized gains	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$48.72	$66.33	$76.03	$33.82	$45.58

Total Return[b]	(18.60%)	(0.95%)	124.81%	(22.78%)	(6.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,935	$7,123	$7,785	$1,757	$3,166
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.05%)	(0.59%)	0.37%	(0.03%)
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	185%	162%	205%	483%	476%

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$57.20	$67.28	$30.15	$41.14	$50.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.52)	(.67)	(.18)	(.41)
Net gain (loss) on investments (realized and unrealized)	(11.23)	.13	37.80	(8.89)	(3.40)
Total from investment operations	(11.55)	(.39)	37.13	(9.07)	(3.81)
Less distributions from:
Net investment income	—	—	—	(.15)	—
Net realized gains	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$40.94	$57.20	$67.28	$30.15	$41.14

Total Return[b]	(19.21%)	(1.68%)	123.15%	(23.37%)	(7.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$946	$1,772	$1,954	$632	$1,477
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.80%)	(1.33%)	(0.43%)	(0.87%)
Total expenses	2.39%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	185%	162%	205%	483%	476%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.86	$73.53	$32.70	$44.14	$52.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.25)	(.32)	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	(12.47)	.27	41.15	(9.50)	(3.65)
Total from investment operations	(12.44)	.02	40.83	(9.52)	(3.67)
Less distributions from:
Net investment income	—	—	—	(.15)	—
Net realized gains	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$46.71	$63.86	$73.53	$32.70	$44.14

Total Return	(18.60%)	(0.94%)	124.86%	(22.78%)	(6.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$506	$600	$1,169	$325	$455
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.35%)	(0.56%)	(0.03%)	(0.04%)
Total expenses	1.64%	1.61%	1.68%	1.72%	1.69%
Portfolio turnover rate	185%	162%	205%	483%	476%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2023

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the Reporting Period, Utilities Fund Investor Class returned -5.84%, compared with a return of -7.73% for the S&P 500 Index. The S&P 500 Utilities Index returned -6.21%.

No industry contributed to return for the Reporting Period. The industries that detracted the most: multi-utilities, electric utilities, and water utilities.

The individual holdings that contributed the most: PG&E Corp., Constellation Energy Corp., and New Jersey Resources Corp. Those that detracted the most: Dominion Energy, Inc., Duke Energy Corp., and DTE Energy Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings	(% of Total Net Assets)
NextEra Energy, Inc.	6.1%
Southern Co.	4.3%
Duke Energy Corp.	4.2%
Sempra Energy	3.4%
Dominion Energy, Inc.	3.3%
American Electric Power Company, Inc.	3.3%
Exelon Corp.	3.1%
Xcel Energy, Inc.	3.0%
Consolidated Edison, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.8%
Top Ten Total	36.3%

“Ten Largest Holdings” excludes any temporary cash investments.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2023

	1 Year	5 Year	10 Year
Investor Class Shares	(5.84%)	6.80%	7.22%
A-Class Shares	(6.09%)	6.54%	6.95%
A-Class Shares with sales charge‡	(10.55%)	5.51%	6.43%
C-Class Shares	(6.79%)	5.74%	6.15%
C-Class Shares with CDSC§	(7.71%)	5.74%	6.15%
H-Class Shares**	(6.09%)	6.53%	6.88%
S&P 500 Utilities Index	(6.21%)	9.59%	9.37%
S&P 500 Index	(7.73%)	11.19%	12.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance of C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	March 31, 2023
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.6%

ELECTRIC- 85.7%
NextEra Energy, Inc.	16,113	$1,241,990
Southern Co.	12,563	874,134
Duke Energy Corp.	8,905	859,065
Sempra Energy	4,568	690,499
Dominion Energy, Inc.	12,239	684,282
American Electric Power Company, Inc.	7,475	680,150
Exelon Corp.	15,210	637,147
Xcel Energy, Inc.	9,024	608,579
Consolidated Edison, Inc.	6,069	580,621
Public Service Enterprise Group, Inc.	9,115	569,232
WEC Energy Group, Inc.	5,759	545,896
PG&E Corp.*	33,186	536,618
Eversource Energy	6,703	524,577
Edison International	7,365	519,895
Constellation Energy Corp.	6,337	497,455
Entergy Corp.	4,446	479,012
Ameren Corp.	5,484	473,763
FirstEnergy Corp.	11,547	462,573
PPL Corp.	16,264	451,977
DTE Energy Co.	4,080	446,923
CenterPoint Energy, Inc.	14,588	429,762
CMS Energy Corp.	6,848	420,330
AES Corp.	16,745	403,220
Algonquin Power & Utilities Corp.[1]	45,897	385,535
Evergy, Inc.	6,085	371,915
Alliant Energy Corp.	6,831	364,775
Fortis, Inc.	8,401	357,295
Pinnacle West Capital Corp.	3,754	297,467
Vistra Corp.	11,987	287,688
NRG Energy, Inc.	8,356	286,527
OGE Energy Corp.	7,377	277,818
Portland General Electric Co.	4,232	206,902
PNM Resources, Inc.	4,152	202,119
Black Hills Corp.	3,120	196,872
NorthWestern Corp.	3,154	182,490
Avista Corp.	4,190	177,865
Avangrid, Inc.	4,200	167,496
Ormat Technologies, Inc.	1,921	162,843
Total Electric		17,543,307

Gas - 8.0%
Atmos Energy Corp.	3,524	395,957
NiSource, Inc.	12,110	338,595
UGI Corp.	7,648	265,844
National Fuel Gas Co.	3,985	230,094
ONE Gas, Inc.	2,573	203,859
Southwest Gas Holdings, Inc.	3,028	189,099
Total Gas		1,623,448

WATER- 4.2%
American Water Works Company, Inc.	3,673	538,058
Essential Utilities, Inc.	7,405	323,228
Total Water		861,286

ENERGY-ALTERNATE SOURCES - 1.7%
NextEra Energy Partners, LP	3,693	224,350
Sunnova Energy International, Inc.*	8,087	126,319
Total Energy-Alternate Sources		350,669

Total Common Stocks
(Cost $15,846,111)		20,378,710

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/23 at 4.80% due 04/03/23	$46,941	46,941
BofA Securities, Inc. issued 03/31/23 at 4.78% due 04/03/23	18,546	18,546
Barclays Capital, Inc. issued 03/31/23 at 4.80% due 04/03/23	18,546	18,546
Total Repurchase Agreements
(Cost $84,033)		84,033

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund - Class X, 4.65%[4]	309,798	309,798
Total Securities Lending Collateral
(Cost $309,798)		309,798

Total Investments - 101.5%
(Cost $16,239,942)		$20,772,541
Other Assets & Liabilities, net - (1.5)%		(301,162)
Total Net Assets - 100.0%		$20,471,379

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2023
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,378,710	$—	$—	$20,378,710
Repurchase Agreements	—	84,033	—	84,033
Securities Lending Collateral	309,798	—	—	309,798
Total Assets	$20,688,508	$84,033	$—	$20,772,541

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

Assets:
Investments, at value - including $289,145 of securities loaned (cost $16,155,909)	$20,688,508
Repurchase agreements, at value (cost $84,033)	84,033
Receivables:
Dividends	44,231
Fund shares sold	16,340
Securities lending income	30
Interest	11
Total assets	20,833,153

Liabilities:
Payable for:
Return of securities lending collateral	309,798
Management fees	15,497
Transfer agent fees	8,004
Fund shares redeemed	6,429
Portfolio accounting and administration fees	2,781
Distribution and service fees	2,588
Trustees’ fees*	319
Miscellaneous	16,358
Total liabilities	361,774
Net assets	$20,471,379

Net assets consist of:
Paid in capital	$20,233,004
Total distributable earnings (loss)	238,375
Net assets	$20,471,379

Investor Class:
Net assets	$11,671,066
Capital shares outstanding	229,877
Net asset value per share	$50.77

A-Class:
Net assets	$5,861,658
Capital shares outstanding	127,641
Net asset value per share	$45.92
Maximum offering price per share (Net asset value divided by 95.25%)	$48.21

C-Class:
Net assets	$1,226,108
Capital shares outstanding	33,360
Net asset value per share	$36.75

H-Class:
Net assets	$1,712,547
Capital shares outstanding	38,848
Net asset value per share	$44.08

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $747)	$1,234,462
Interest	5,555
Income from securities lending, net	132
Total investment income	1,240,149

Expenses:
Management fees	387,598
Distribution and service fees:
A-Class	15,587
C-Class	13,783
H-Class	5,585
Transfer agent fees	98,630
Portfolio accounting and administration fees	64,963
Professional fees	20,009
Trustees’ fees*	7,183
Custodian fees	6,694
Line of credit fees	36
Miscellaneous	48,595
Total expenses	668,663
Net investment income	571,486

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,121,273)
Net realized loss	(1,121,273)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,260,659)
Net change in unrealized appreciation (depreciation)	(4,260,659)
Net realized and unrealized loss	(5,381,932)
Net decrease in net assets resulting from operations	$(4,810,446)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$571,486	$529,298
Net realized gain (loss) on investments	(1,121,273)	2,270,350
Net change in unrealized appreciation (depreciation) on investments	(4.260,659)	2,887,244
Net increase (decrease) in net assets resulting from operations	(4,810,446)	5,686,892

Distributions to shareholders:
Investor Class	(413,416)	(294,760)
A-Class	(56,697)	(191,801)
C-Class	(13,938)	(62,632)
H-Class	(22,762)	(21,557)
Total distributions to shareholders	(506,813)	(570,750)

Capital share transactions:
Proceeds from sale of shares
Investor Class	146,439,669	101,172,481
A-Class	1,572,530	2,017,009
C-Class	783,087	856,521
H-Class	2,811,465	4,062,430
Distributions reinvested
Investor Class	412,288	291,544
A-Class	55,468	188,057
C-Class	13,638	61,761
H-Class	22,354	21,557
Cost of shares redeemed
Investor Class	(182,903,217)	(74,433,668)
A-Class	(1,847,934)	(1,831,147)
C-Class	(989,467)	(2,199,328)
H-Class	(3,009,354)	(2,758,591)
Net increase (decrease) from capital share transactions	(36,639,473)	27,448,626
Net increase (decrease) in net assets	(41,956,732)	32,564,768

Net assets:
Beginning of year	62,428,111	29,863,343
End of year	$20,471,379	$62,428,111

Capital share activity:
Shares sold
Investor Class	2,758,080	2,008,545
A-Class	33,209	44,679
C-Class	20,211	23,248
H-Class	60,430	91,371
Shares issued from reinvestment of distributions
Investor Class	7,985	5,866
A-Class	1,187	4,166
C-Class	364	1,689
H-Class	498	497
Shares redeemed
Investor Class	(3,496,421)	(1,494,438)
A-Class	(38,937)	(40,151)
C-Class	(26,242)	(59,744)
H-Class	(67,419)	(63,644)
Net increase (decrease) in shares	(747,055)	522,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$54.36	$47.92	$41.80	$46.23	$39.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.77	.76	.74	.77
Net gain (loss) on investments (realized and unrealized)	(3.86)	7.02	6.37	(4.72)	6.43
Total from investment operations	(3.17)	7.79	7.13	(3.98)	7.20
Less distributions from:
Net investment income	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$50.77	$54.36	$47.92	$41.80	$46.23

Total Return	(5.84%)	16.53%	17.17%	(8.74%)	18.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,671	$52,202	$21,099	$34,073	$105,443
Ratios to average net assets:
Net investment income (loss)	1.30%	1.55%	1.68%	1.53%	1.80%
Total expenses	1.39%	1.36%	1.45%	1.48%	1.48%
Portfolio turnover rate	293%	175%	156%	169%	390%

A-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.34	$43.72	$38.30	$42.50	$35.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.57	.57	.57	.47
Net gain (loss) on investments (realized and unrealized)	(3.56)	6.40	5.86	(4.32)	6.06
Total from investment operations	(3.00)	6.97	6.43	(3.75)	6.53
Less distributions from:
Net investment income	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$45.92	$49.34	$43.72	$38.30	$42.50

Total Return[b]	(6.09%)	16.24%	16.91%	(8.96%)	18.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,862	$6,522	$5,399	$4,225	$5,633
Ratios to average net assets:
Net investment income (loss)	1.18%	1.26%	1.39%	1.29%	1.21%
Total expenses	1.64%	1.61%	1.70%	1.73%	1.72%
Portfolio turnover rate	293%	175%	156%	169%	390%

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$39.87	$35.84	$31.80	$35.63	$30.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.18	.21	.21	.26
Net gain (loss) on investments (realized and unrealized)	(2.86)	5.20	4.84	(3.59)	4.98
Total from investment operations	(2.70)	5.38	5.05	(3.38)	5.24
Less distributions from:
Net investment income	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$36.75	$39.87	$35.84	$31.80	$35.63

Total Return[b]	(6.79%)	15.37%	16.02%	(9.65%)	17.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,226	$1,556	$2,646	$5,093	$6,489
Ratios to average net assets:
Net investment income (loss)	0.43%	0.48%	0.61%	0.57%	0.79%
Total expenses	2.39%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	293%	175%	156%	169%	390%

H-Class	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$47.38	$42.04	$36.86	$40.92	$34.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.63	.42	.50	.57
Net gain (loss) on investments (realized and unrealized)	(3.40)	6.06	5.77	(4.11)	5.71
Total from investment operations	(2.88)	6.69	6.19	(3.61)	6.28
Less distributions from:
Net investment income	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$44.08	$47.38	$42.04	$36.86	$40.92

Total Return	(6.09%)	16.23%	16.92%	(8.97%)	18.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,713	$2,148	$719	$2,427	$6,033
Ratios to average net assets:
Net investment income (loss)	1.14%	1.45%	1.08%	1.18%	1.51%
Total expenses	1.64%	1.61%	1.72%	1.73%	1.72%
Portfolio turnover rate	293%	175%	156%	169%	390%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At March 31, 2023, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in the sector or sectors noted in each Fund’s investment objective and principal investment strategies.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a Fund is calculated by dividing the market value of a Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily

156 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Funds’ Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 157

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.83% at March 31, 2023.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

158 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares under which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2023, GFD retained sales charges of $91,746 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$300,682	$—	$300,682
Basic Materials Fund	643,252	—	643,252
Biotechnology Fund	—	1,800,501	1,800,501
Consumer Products Fund	1,347,460	6,241,671	7,589,131
Energy Fund	2,232,689	—	2,232,689
Financial Services Fund	1,815,093	—	1,815,093
Health Care Fund	—	719,389	719,389
Precious Metals Fund	3,735,884	—	3,735,884
Real Estate Fund	91,618	—	91,618
Technology Fund	—	1,435,074	1,435,074
Telecommunications Fund	29,256	—	29,256
Transportation Fund	1,112,898	—	1,112,898
Utilities Fund	506,813	—	506,813

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$173,043	$—	$173,043
Basic Materials Fund	993,080	—	993,080
Biotechnology Fund	20,768,447	10,318,863	31,087,310
Consumer Products Fund	2,026,650	10,618,173	12,644,823
Electronics Fund	2,818,384	158,561	2,976,945
Energy Fund	306,823	—	306,823
Energy Services Fund	31,147	—	31,147
Financial Services Fund	440,761	—	440,761
Health Care Fund	2,349,865	—	2,349,865
Internet Fund	5,759,963	—	5,759,963
Leisure Fund	1,045,171	—	1,045,171
Precious Metals Fund	4,119,144	—	4,119,144
Real Estate Fund	30,821	—	30,821
Retailing Fund	2,322,069	—	2,322,069
Technology Fund	6,840,735	—	6,840,735
Telecommunications Fund	21,724	—	21,724
Transportation Fund	3,946,615	—	3,946,615
Utilities Fund	570,750	—	570,750

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$124,157	$—	$(1,117,612)	$(10,056,013)	$—	$(11,049,468)
Basic Materials Fund	386,800	—	9,837,836	(2,095,620)	(130,382)	7,998,634
Biotechnology Fund	—	—	51,726,890	(1,533,085)	—	50,193,805
Consumer Products Fund	906,673	—	33,822,314	—	—	34,728,987
Electronics Fund	—	—	18,374,721	(2,411,731)	—	15,962,990
Energy Fund	1,610,287	—	12,660,759	(15,653,466)	—	(1,382,420)
Energy Services Fund	—	—	(1,419,718)	(35,109,072)	—	(36,528,790)
Financial Services Fund	—	—	(1,988,633)	(1,205,862)	—	(3,194,495)
Health Care Fund	—	—	4,291,265	(947,104)	—	3,344,161
Internet Fund	—	—	1,409,479	(2,730,436)	—	(1,320,957)
Leisure Fund	7,181	—	1,225,579	(289,086)	—	943,674
Precious Metals Fund	1,822,514	—	(13,293,373)	(34,525,244)	(276,532)	(46,272,635)
Real Estate Fund	54,116	—	(153,669)	(6,860,381)	—	(6,959,934)
Retailing Fund	—	—	853,020	(1,106,171)	—	(253,151)
Technology Fund	—	1,955,347	12,598,809	(45,824)	—	14,508,332
Telecommunications Fund	—	—	(330,746)	(1,958,710)	—	(2,289,456)
Transportation Fund	22,238	—	2,424,551	(77,586)	—	2,369,203
Utilities Fund	571,486	—	1,596,963	(1,930,074)	—	238,375

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2023, capital loss carryforwards for the Funds were as follows:

Fund	Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Banking Fund	$(9,372,584)	$(683,429)	$(10,056,013)
Basic Materials Fund	(2,095,620)	—	(2,095,620)
Biotechnology Fund	(1,397,404)	—	(1,397,404)
Electronics Fund	(2,394,338)	—	(2,394,338)
Energy Fund	(1,311,604)	(14,341,862)	(15,653,466)
Energy Services Fund	(20,096,802)	(14,965,001)	(35,061,803)
Internet Fund	(1,703,874)	(985,236)	(2,689,110)
Leisure Fund	(183,057)	(106,029)	(289,086)
Precious Metals Fund	(9,296,993)	(25,228,251)	(34,525,244)
Real Estate Fund	(4,624,993)	(2,235,388)	(6,860,381)
Retailing Fund	(712,772)	(387,025)	(1,099,797)
Telecommunications Fund	(1,499,121)	(457,929)	(1,957,050)
Transportation Fund	(77,586)	—	(77,586)
Utilities Fund	(1,093,856)	(836,218)	(1,930,074)

For the year ended March 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Basic Materials Fund	$102,514
Precious Metals Fund	1,987,249
Telecommunications Fund	53,768

THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, certain corporate actions, return of capital distributions, and foreign capital gains taxes. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Biotechnology Fund	$(595,099)	$595,099
Consumer Products Fund	3,201,831	(3,201,831)
Electronics Fund	(65,441)	65,441
Energy Services Fund	(129,907)	129,907
Financial Services Fund	3,642,833	(3,642,833)
Health Care Fund	2,477,063	(2,477,063)
Internet Fund	(189,279)	189,279
Retailing Fund	(40,102)	40,102
Technology Fund	504,994	(504,994)

At March 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$6,660,439	$—	$(1,117,612)	$(1,117,612)
Basic Materials Fund	26,198,421	9,978,107	(140,271)	9,837,836
Biotechnology Fund	67,061,563	58,871,930	(7,145,040)	51,726,890
Consumer Products Fund	45,285,652	33,998,726	(176,412)	33,822,314
Electronics Fund	37,302,319	18,465,465	(90,744)	18,374,721
Energy Fund	59,956,459	13,272,338	(611,579)	12,660,759
Energy Services Fund	37,570,492	—	(1,419,718)	(1,419,718)
Financial Services Fund	9,113,403	—	(1,988,633)	(1,988,633)
Health Care Fund	21,357,091	4,443,897	(152,632)	4,291,265
Internet Fund	19,497,280	1,663,669	(254,190)	1,409,479
Leisure Fund	24,505,484	1,388,365	(162,786)	1,225,579
Precious Metals Fund	104,357,256	—	(13,293,373)	(13,293,373)
Real Estate Fund	2,835,886	—	(153,669)	(153,669)
Retailing Fund	8,333,428	933,823	(80,803)	853,020
Technology Fund	21,505,167	12,858,750	(259,941)	12,598,809
Telecommunications Fund	8,991,436	—	(330,746)	(330,746)
Transportation Fund	11,956,736	2,937,801	(513,250)	2,424,551
Utilities Fund	19,175,578	1,649,926	(52,963)	1,596,963

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2023, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2023:

Fund	Ordinary	Capital
Biotechnology Fund	$(135,681)	$—
Electronics Fund	(17,393)	—
Energy Services Fund	(47,269)	—
Financial Services Fund	—	(1,205,862)
Health Care Fund	(20,369)	(926,735)
Internet Fund	(41,326)	—
Retailing Fund	(6,374)	—
Technology Fund	(45,824)	—
Telecommunications Fund	(1,660)	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$34,789,091	$39,727,241
Basic Materials Fund	53,813,565	82,394,769
Biotechnology Fund	81,996,700	109,804,384
Consumer Products Fund	70,051,791	78,552,021
Electronics Fund	60,056,208	78,238,537
Energy Fund	346,368,831	337,851,640
Energy Services Fund	99,627,047	77,561,157
Financial Services Fund	24,022,051	62,236,174
Health Care Fund	94,318,638	109,906,302
Internet Fund	25,707,949	16,136,021
Leisure Fund	32,412,582	18,127,204
Precious Metals Fund	328,404,713	296,655,431
Real Estate Fund	21,373,571	54,952,096
Retailing Fund	35,668,077	35,610,426
Technology Fund	42,358,805	47,369,817
Telecommunications Fund	22,426,877	15,377,169
Transportation Fund	28,070,135	29,768,261
Utilities Fund	131,334,998	167,562,332

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$2,189,664	$3,501,772	$26,860
Basic Materials Fund	3,649,903	4,654,884	358,380
Biotechnology Fund	4,200,474	5,198,155	138,112
Consumer Products Fund	4,400,585	2,874,355	269,032
Electronics Fund	3,417,465	12,502,499	121,589
Energy Fund	19,210,785	20,476,437	446,205
Energy Services Fund	7,958,158	7,558,254	451,536
Financial Services Fund	7,135,560	7,485,325	547,853
Health Care Fund	13,011,295	7,967,873	93,454
Internet Fund	1,842,787	2,092,305	(276,966)
Leisure Fund	1,590,106	2,016,827	(89,502)
Precious Metals Fund	7,912,545	6,289,511	(29,857)
Real Estate Fund	4,383,424	822,921	(15,877)
Retailing Fund	2,494,776	3,055,280	(15,930)
Technology Fund	4,209,851	3,451,327	771,894
Telecommunications Fund	1,720,451	1,323,273	(59,604)
Transportation Fund	1,409,279	1,857,834	81,816
Utilities Fund	8,861,885	4,693,294	35,945

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bonds
4.80%			1.38% - 2.88%
Due 04/03/23	$149,891,321	$149,951,278	Due 08/15/50 - 05/15/52	$252,867,100	$152,889,157

BofA Securities, Inc.			U.S. Treasury Bonds
4.78%			1.88% - 3.00%
Due 04/03/23	59,219,537	59,243,126	Due 02/15/41 - 11/15/44	72,519,500	60,404,008

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.80%			0.13% - 1.00%
Due 04/03/23	59,219,537	59,243,225	Due 10/15/26 - 02/15/46	64,469,037	60,404,002

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2023, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$224,546	$(224,546)	$—	$227,181		$—	$227,181
Basic Materials Fund	926,991	(926,991)	—	950,738		—	950,738
Biotechnology Fund	954,936	(945,904)	9,032	945,904	*	—	945,904
Consumer Products Fund	373,481	(373,481)	—	378,211		—	378,211
Electronics Fund	818,200	(818,200)	—	829,210		—	829,210
Financial Services Fund	76,228	(75,513)	715	75,513	*	—	75,513
Health Care Fund	24,553	(23,915)	638	23,915	*	—	23,915
Internet Fund	266,897	(266,897)	—	283,218		—	283,218
Leisure Fund	312,594	(312,594)	—	336,607		—	336,607
Precious Metals Fund	3,029,342	(3,029,342)	—	3,153,328		—	3,153,328
Real Estate Fund	34,791	(34,585)	206	34,585	*	—	34,585
Retailing Fund	109,439	(108,550)	889	108,550	*	—	108,550
Technology Fund	75,356	(75,168)	188	75,168	*	—	75,168
Telecommunications Fund	141,833	(141,833)	—	145,470		—	145,470
Transportation Fund	599,904	(599,904)	—	612,007		—	612,007
Utilities Fund	289,145	(289,145)	—	309,798		—	309,798

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2023, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.87% for the year ended March 31, 2023. The Funds did not have any borrowings outstanding under this agreement at March 31, 2023.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The average daily balances borrowed for the year ended March 31, 2023, were as follows:

Fund	Average Daily Balance
Banking Fund	$5,740
Basic Materials Fund	811
Biotechnology Fund	3,515
Consumer Products Fund	16,219
Electronics Fund	595
Energy Fund	21,452
Energy Services Fund	6,444
Financial Services Fund	1,948
Health Care Fund	1,800
Internet Fund	2,170
Leisure Fund	515
Precious Metals Fund	6,085
Real Estate Fund	2,868
Retailing Fund	5,975
Technology Fund	6,570
Telecommunications Fund	468
Transportation Fund	677
Utilities Fund	849

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 167

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2023

168 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

Precious Metals Fund intends to designate $192,735 of foreign tax withholding on foreign source income of $1,404,955.

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.22%	0.00%
Basic Materials Fund	100.00%	100.00%	0.43%	0.00%
Consumer Products Fund	97.81%	96.55%	0.14%	100.00%
Energy Fund	100.00%	100.00%	0.18%	0.00%
Financial Services Fund	9.79%	10.82%	0.24%	100.00%
Precious Metals Fund	36.58%	10.82%	0.31%	0.00%
Real Estate Fund	7.12%	0.31%	0.22%	0.00%
Telecommunications Fund	100.00%	100.00%	0.69%	0.00%
Transportation Fund	7.00%	5.91%	0.43%	100.00%
Utilities Fund	100.00%	100.00%	0.23%	0.00%

With respect to the taxable year ended March 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Biotechnology Fund	$1,800,501	$—
Consumer Products Fund	6,241,671	1,987,369
Financial Services Fund	—	3,543,157
Health Care Fund	719,389	2,582,207
Technology Fund	1,435,074	897,686

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Real Estate Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 74.25%.

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OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

170 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

174 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2023 and March 31, 2022 were $919,853 and $893,061, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2023 and March 31, 2022 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2023 and March 31, 2022 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2023 and March 31, 2022 were $447,790 and $451,975, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2023 and March 31, 2022 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter, attached hereto as Appendix B (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C hereto. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services set forth in Appendix B under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

A.	Pre-Approval Requirements

1.	Categories of Services to be Reviewed and Considered for Pre-Approval

(a)	Audit Services

(i)	Annual financial statement audits

(ii)	Seed audits (related to new product filings, as required)

(iii)	SEC and regulatory filings and consents

(b)	Audit-Related Services

(i)	Accounting consultations

(ii)	Fund merger/reorganization support services

(iii)	Other accounting related matters

(iv)	Agreed upon procedures reports

(v)	Attestation reports

(vi)	Other internal control reports

(c)	Tax Services

(i)	Recurring tax services:

(a)	Preparation of Federal and state income tax returns, including extensions

(b)	Preparation of calculations of taxable income, including fiscal year tax designations

(c)	Preparation of annual Federal excise tax returns (if applicable)

(d)	Preparation of calendar year excise distribution calculations

(e)	Calculation of tax equalization on an as-needed basis

(f)	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

(g)	Preparation of the estimated excise distribution calculations on an as-needed basis

(h)	Preparation of calendar year shareholder reporting designations on Form 1099

(i)	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

(j)	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

(k)	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

(ii)	Permissible non-recurring tax services upon request:

(a)	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

(b)	Assistance with corporate actions and tax treatment of complex securities and structured products

(c)	Assistance with IRS ruling requests and calculation of deficiency dividends

(d)	Conduct training sessions for the Adviser’s internal tax resources

(e)	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

(f)	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

(g)	RIC qualification reviews

(h)	Tax distribution analysis and planning

(i)	Tax authority examination services

(j)	Tax appeals support services

(k)	Tax accounting methods studies

(l)	Fund merger, reorganization and liquidation support services

(m)	Tax compliance, planning and advice services and related projects

(n)	Assistance with out of state residency status

(o)	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $447,790 and $451,975, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 2, 2023

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 2, 2023

*	Print the name and title of each signing officer under his or her signature.